UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05555

SANFORD C. BERNSTEIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2013

Date of reporting period: September 30, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND, INC.

International Portfolio

Tax-Managed International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

ANNUAL REPORT

SEPTEMBER 30, 2013

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.bernstein.com and click on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports”.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.alliancebernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

The Report of Independent Registered Public Accounting Firm can be found with the applicable Portfolio’s Schedules of Investments. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •   Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—November 25, 2013

On the following pages, you will find the 2013 Annual Report for the Portfolios* of the Sanford C. Bernstein Fund, Inc. (collectively, the “Portfolios” and individually a “Portfolio”). The Annual Report covers the 12-month period ended September 30, 2013 and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

Global equity markets rose during the 12-month period ended September 30, 2013, while fixed-income capital markets declined. The policy direction of the U.S. Federal Reserve (the “Fed”) continued to be a primary driver of market behavior. In the weeks leading into September, the conventional wisdom was that the Fed was prepared to begin scaling back its massive bond-purchasing program at its mid-month meeting. However, defying market expectations, the Fed surprised investors by announcing that its reflationary policies would remain in place for at least another month and, quite possibly, into next year, bolstering market returns.

During the period, the European Central Bank and the Bank of Japan reaffirmed their commitments to their respective stimulus programs amid data suggesting that the economic health of both regions was gradually improving. Also, encouraging data out of China suggested that economic growth was slowly rebounding in the world’s second-largest economy.

Even as the global economy and the world’s equity markets continue to recover, investor skittishness remains front and center. In this environment, we are managing risk across our clients’ strategic allocations by continuing to diversify equity exposure across investment styles and geographies, and by actively managing bonds amidst rising rates.

Should you have any questions about your investments in the Portfolios, please contact your Financial Advisor, call 212.756.4097 or visit www.bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Dianne F. Lob

President

Sanford C. Bernstein Fund, Inc.

* Please note that the information for the Overlay Portfolios of Sanford C. Bernstein Fund. Inc. may be found in a separate report.

Bernstein International Portfolio

Bernstein Tax-Managed International Portfolio

Investment Objectives and Policies

The Portfolios seek to provide long-term capital growth. The Portfolios invest primarily in equity securities of issuers in countries that make up the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index, and Canada. AllianceBernstein L.P. (the “Adviser”) diversifies the Portfolios among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Portfolios will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolios also invest in less developed or emerging equity markets. The Adviser may diversify the Portfolio across multiple research strategies as well as capitalization ranges. The Adviser relies on both fundamental and quantitative research to manage both risk and return for the Portfolios. The Portfolios may own stocks from the Adviser’s bottom-up fundamental research in value, growth, stability and other disciplines. The Bernstein International Portfolio is managed without regard to tax considerations. The Bernstein Tax-Managed International Portfolio seeks to minimize the impact of taxes on shareholders’ returns.

The Portfolios may invest in companies of any size. The Portfolios will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolios may use derivatives, such as options, futures, forwards and swaps. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolios’ securities

(Portfolio Manager Commentary continued on next page)

2013 Annual Report	1

Portfolio Manager Commentary (continued)

positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolios may invest a portion of uncommitted cash balances in futures contracts to expose that portion of the Portfolios to the equity markets. The Portfolios may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolios’ portfolio from a decline in value, sometimes within certain ranges.

Investment Results

The Portfolios underperformed their benchmark, the MSCI EAFE Index, for the six- and 12-month periods ended September 30, 2013, while they outperformed the Lipper International Multi-Cap Growth Funds Average for both periods. Prior to July 9, 2013, the Portfolios were categorized by Lipper as International Multi-Cap Core Funds Average. For the 12-month period, underperformance was due primarily to stock selection in the technology, consumer discretionary and industrial sectors. Favorable stock selection in the health care and consumer staples sectors and an overweight to the consumer discretionary sector, which was the best-performing sector in the MSCI EAFE Index, contributed positively to performance. During the six-month period, stock selection in the technology, industrial and telecommunications sectors was the largest detractor from performance. Solid stock selection in the consumer staples, health care and financials sectors contributed positively and provided an offset. An overweight to consumer discretionary stocks, which outperformed, also contributed positively to performance.

Country exposures, which result from the Portfolios’ “bottom-up” stock selection process, remained muted compared to the benchmark. An underweight to Japan and an overweight to emerging markets detracted from performance during both periods; cash also detracted modestly from performance in both periods.

Both Portfolios utilized derivatives including futures for investment purposes during the 12-month period, which had an immaterial impact on performance. The International Portfolio utilized forwards for hedging and investment purposes, which detracted from performance for the six-month period and added for the 12-month period; purchased options for hedging purposes during the 12-month period, which detracted from performance; and written options for hedging purposes during the 12-month period, which added to performance. The Tax-Managed International Portfolio utilized forwards for hedging and investment purposes, which had an immaterial impact for the six-month period and added to performance for the 12-month period; purchased options for hedging purposes during the 12-month period, which added to performance; and written options for hedging purposes during the 12-month period, which detracted from performance.

Bernstein Emerging Markets Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide long-term capital growth through investments in equity securities of companies in emerging market countries. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities of companies in emerging markets. For purposes of this policy, net assets include any borrowings for investment purposes. The Adviser diversifies the investment portfolio between growth and value equity investment styles. Normally, approximately 50% of the value of the Portfolio will consist of emerging markets value stocks and 50% will consist of emerging markets growth stocks. The Portfolio will be rebalanced as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%–60% before rebalancing occurs.

The Portfolio may invest in companies of any size. The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, Real Estate Investment Trusts (“REITs”), warrants and convertible securities of foreign issuers, including sponsored or unsponsored ADRs and GDRs. Under most conditions, the Portfolio intends to have its assets diversified among emerging-market countries, although the Portfolio may also invest in more developed country markets. In allocating the Portfolio’s assets among emerging market countries, factors will be considered such as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may

(Portfolio Manager Commentary continued on next page)

2	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentary (continued)

not necessarily be diversified on a geographical basis. The Adviser will also consider the transaction costs and volatility of each individual market.

The Adviser may hedge currency risk when it believes there is potential to enhance risk-adjusted returns. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges. The Portfolio may also make investments in developed foreign securities that comprise the MSCI EAFE Index.

Investment Results

The Portfolio outperformed its benchmark, the MSCI Emerging Markets (“EM”) Index for the six- and 12-month periods ended September 30, 2013. It also outperformed the Lipper Emerging Markets Fund Average for the six-month period, yet underperformed for the 12-month period. Relative to the benchmark, an overweight position in the consumer discretionary sector was the largest contributor to performance for both periods, followed by stock selection within the consumer discretionary and materials sectors. An underweight position in the financial and technology sectors detracted from performance in both periods.

Derivatives were utilized including purchased options for hedging purposes, which detracted from performance for the 12-month period, and written options for hedging purposes, which added to performance for the 12-month period.

Bernstein Short Duration New York Municipal Portfolio

Bernstein Short Duration California Municipal Portfolio

Bernstein Short Duration Diversified Municipal Portfolio

Investment Objective and Strategy

Each of the Portfolios seeks to provide safety of principal and a moderate rate of return after taking account of federal taxes (and, in the case of the Short Duration New York Municipal Portfolio, New York state and local taxes and, in the case of the Short Duration California Municipal Portfolio, California state taxes). Under normal circumstances, the Portfolios will invest at least 80% of their net assets in municipal securities (and in the case of the Short Duration New York Municipal and Short Duration California Municipal Portfolios, municipal securities issued by the State of New York or the State of California, or their political subdivisions, or otherwise exempt from New York or California state income tax, respectively). For purposes of these policies, net assets include any borrowings for investment purposes.

Each of the Portfolios invest at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Short Duration Portfolios may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Short Duration New York Municipal Portfolio and Short Duration California Municipal Portfolio each may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the opinion of the Adviser, these securities will enhance the after-tax return for New York investors and California investors, respectively. The Short Duration Diversified Municipal Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state. The Portfolios may use derivatives, such as options, futures, forwards and swaps. The Portfolios seek to maintain an effective duration of one-half year to two and one-half years under normal market conditions.

Investment Results

The Short Duration New York, Short Duration California and Short Duration Diversified Municipal Portfolios underperformed their benchmark, the Barclays 1-Year Municipal Bond Index, for both the six- and 12-month periods ended September 30, 2013. For the 12-month period, the Short

(Portfolio Manager Commentary continued on next page)

2013 Annual Report	3

Portfolio Manager Commentary (continued)

Duration New York Municipal Portfolio underperformed the Lipper Short-Term Municipal Debt Funds Average (the “Lipper Average”), while the Short Duration California Municipal and the Short Duration Diversified Municipal Portfolios outperformed the Lipper Average. For the six-month period, the Short Duration New York Municipal Portfolio matched the performance of the Lipper Average, while the Short Duration Diversified Municipal and the Short Duration California Municipal Portfolios outperformed the Lipper Average.

The Portfolios’ duration added to relative returns in the six- and 12-month periods; however, the Portfolios’ maturity concentration was less than the benchmark, which detracted from returns. Credit quality and security selection had little impact on relative returns over the 12-month period, but security selection added to returns over the six-month period. The Portfolios’ duration was slightly longer than the benchmark due to the extreme steepness of the yield curve, which has allowed extra yield. Shortening the duration would reduce the yield of the Portfolios. At the same time, with interest rates still low by historical standards, the Municipal Bond Investment Team (the “Team”) is currently not interested in increasing the Portfolios’ interest rate duration.

One of the most discussed credits in the municipal market recently has been Puerto Rico, whose bonds lost significant value in the third quarter. Although the Commonwealth took substantial steps to improve its finances over the past 12 months, there continues to be major concerns about Puerto Rico’s weak economy and high debt load. During the past year, the Team trimmed positions in bonds directly tied to the Puerto Rico economy—such holdings currently comprise less than 5% of each of the Portfolios.

The Portfolios did not utilize derivatives for the six- or 12-month periods ended September 30, 2013.

Bernstein New York Municipal Portfolio

Bernstein California Municipal Portfolio

Bernstein Diversified Municipal Portfolio

Investment Objective and Strategy

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the New York Portfolio, New York state and local taxes and, in the case of the California Portfolio, California state taxes). Under normal circumstances, each of the Portfolios will invest at least 80% of its net assets in municipal securities (and, in the case of the New York and California Portfolios, municipal securities issued by the State of New York or the State of California, or their political subdivisions, or otherwise exempt from New York or California state income tax, respectively). For purposes of these policies, net assets include any borrowings for investment purposes. Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Portfolios may invest up to 20% of their total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Portfolios may invest more than 25% of their net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolios may invest more than 25% of their total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type

Each of the Portfolios may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the opinion of the Adviser, these securities will enhance the after-tax return for investors. The Diversified Municipal Portfolio will invest no more than 25% of its net assets in municipal securities of issuers located in any one state. The Portfolios may use derivatives, such as options, futures, forwards and swaps. Each Portfolio seeks to maintain an effective duration between three and one-half to seven years under normal market conditions.

Investment Results

The New York, California and Diversified Municipal Portfolios underperformed their benchmark, the Barclays 5-Year General Obligation (“GO”) Municipal Bond Index for both the six- and 12-month periods ended September 30, 2013. For the six- and 12-month periods, the Diversified Municipal Portfolio outperformed the Lipper Short & Intermediate Term Blended Municipal Debt Funds Average (the “Lipper Average”), while the California and New York Municipal Portfolios underperformed the Lipper Average.

An overweight in medium- and lower-rated bonds detracted from returns over both periods. High-grade municipals outperformed lower-rated bonds largely due to credit concerns about Detroit’s likely bankruptcy and concerns about Puerto Rico’s creditworthiness. However, an underweight in long-maturity bonds added to relative performance. With regard to sector selection, a significant underweight in general obligation bonds helped performance as did a small position in short

(Portfolio Manager Commentary continued on next page)

4	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentary (continued)

duration corporate bonds. The Portfolios remained neutral with respect to interest rate risk as the difference between short- and long-term yields was still near all-time highs. Shortening the Portfolios’ duration would significantly reduce the Portfolios’ yield. At the same time, with interest rates still low by historical standards, the Municipal Bond Investment Team (the “Team”) is not currently interested in increasing the Portfolios’ interest rate duration.

One of the most discussed credits in the municipal market recently has been Puerto Rico, whose bonds lost significant value in the third quarter. Although the Commonwealth took substantial steps to improve its finances over the past 12 months, there continues to be major concerns about Puerto Rico’s weak economy and high debt load. During the past year, the Team trimmed positions in bonds directly tied to the Puerto Rico economy—such holdings currently comprise less than 5% of each of the Portfolios.

The Portfolios did not utilize derivatives for the six- or 12-month periods ended September 30, 2013.

Bernstein U.S. Government Short Duration Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of income that is generally exempt from state and local taxes. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in U.S. Government and agency securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio may also invest in high-quality money-market securities, which are securities that have remaining maturities of one year or less and are rated A-1 or better by Standard & Poor’s Corporation (“Standard & Poor’s”), F-1 by Fitch Ratings, Inc. (“Fitch”) or P-1 or better by Moody’s Investors Services, Inc. (“Moody’s”) or the comparable long-term ratings (or, if unrated, determined by the Adviser to be of comparable quality). Additionally, up to 10% of the Portfolio’s total assets may be invested in other securities rated A or better by national rating agencies and comparably rated commercial paper and notes.

Many types of securities may be purchased by the Portfolio, including bills, notes, corporate bonds, inflation-protected securities, mortgage-backed securities and asset-backed securities, as well as others. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The income earned by the Portfolio is generally exempt from state and local taxes; however, states have different requirements for tax-exempt distributions and there is no assurance that your distributions from the Portfolio’s income will not be subject to the state and local taxes of your state. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

Investment Results

The Portfolio underperformed its benchmark, the Bank of America Merrill Lynch (“BofA ML”) 1-3 Year Treasury Index, for the six- and 12-month periods ended September 30, 2013; it underperformed the Lipper Short-Term U.S. Government Debt Fund Average for the 12-month period, yet outperformed for the six-month period. For both periods, yield curve positioning (the Portfolio’s exposure to bonds of varying maturities) was the primary detractor, specifically overweight exposure to the five-year area of the yield curve, where yields rose most. Within the Portfolio’s non-Treasury exposure, an allocation to agency mortgage pass-throughs detracted for both periods, while an allocation to non-agency mortgages contributed positively. Agency mortgage security selection also contributed positively.

During both periods, the Portfolio utilized derivatives in the form of Treasury futures to manage overall duration and yield curve positioning.

Bernstein Short Duration Plus Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of income that is subject to taxes. The Portfolio will invest at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others.

The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”). The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and

(Portfolio Manager Commentary continued on next page)

2013 Annual Report	5

Portfolio Manager Commentary (continued)

options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Investment Results

The Portfolio underperformed its benchmark, the BofA ML 1-3 Year U.S. Treasury Index, and the Lipper Short-Term Investment Grade Debt Fund Average, for the six- and 12-month periods ended September 30, 2013. For both periods, yield curve positioning (the Portfolio’s exposure to bonds of varying maturities) was the primary detractor, specifically an overweight in five-year maturities; exposure to spread product also detracted for both periods. Exposure to agency mortgages and commercial mortgage-backed securities (“CMBS”) detracted for both periods, while an allocation to investment-grade corporates contributed positively. Overall security selection within the Portfolio’s investment-grade corporate holdings detracted.

Derivatives in the form of Treasury futures were utilized to manage yield curve positioning (the Portfolio’s exposure to bonds of varying maturities); currency forwards were utilized to manage currency exposure, which had an immaterial impact on performance during both periods.

Bernstein Intermediate Duration Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate to high rate of income that is subject to taxes. The Portfolio will seek to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-U.S. dollar-denominated foreign securities, and may invest without limit in fixed-income, U.S. dollar-denominated foreign securities, in each case in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment-grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies. The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Investment Results

The Portfolio underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, and the Lipper Core Bond Funds Average, for the six- and 12-month periods ended September 30, 2013. For both periods, security selection in agency mortgage holdings, as well as security selection in government agency and CMBS, detracted. During the 12-month period, selection in the Portfolio’s investment-grade corporate holdings was positive, particularly in the financial sector. Overall sector allocation was positive, helped by an overweight in investment-grade corporates and exposure to high-yield corporates, which outperformed during the period. During the six-month period, an underweight to medium- and high-coupon mortgage securities within the Portfolio’s agency mortgage holdings detracted from returns, as these securities held up better than lower-coupon mortgages as rates began to climb. Security selection within investment-grade corporate positions was a modest positive. Sector allocation was a modest detractor, specifically an overweight in asset-backed securities and an underweight in agency mortgages.

During both periods, the Portfolio utilized derivatives in the form of Treasury futures and interest rate swaps to manage overall duration and yield curve positioning, which was immaterial to performance. Credit default swaps were utilized for investment purposes, which had a positive impact on performance during both periods; and currency forwards were also utilized for hedging purposes, which had an immaterial impact on performance during both periods.

6	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI Emerging Markets (“EM”) Index (free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. The MSCI EAFE Index and MSCI EM Index values are calculated using net returns. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. The Barclays 1-Year Municipal Bond Index is a total-return performance benchmark for the short-term municipal bond market with maturities of up to 1.99 years. The Barclays 5-Year General Obligation (“GO”) Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Bank of America Merrill Lynch® (“BofA ML”) 1-3 Year U.S. Treasury Index represents the performance of U.S. dollar-denominated sovereign debt publicly issued by the U.S. government in its domestic market with a remaining term to final maturity of 1–3 years. The Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. Lipper Averages are the equal-weighted average returns of the funds in the relevant Lipper Inc. categories; the average fund in a category may differ in composition from the Portfolios. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Bernstein Portfolios:

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objectives.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entails greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock prices and bond prices in general may decline over short or extended periods. Equity and debt markets around the world have experienced unprecedented volatility, including as a result of the recent European sovereign debt crisis, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. High public debt in the United States and other countries creates ongoing systemic and market risks and policy making uncertainty. In addition, policy and legislative changes in the U.S. and other countries calls for changes in many aspects of financial regulation. The impact of these changes and the practical implications for market participants, may not be fully known for some time.

Bernstein International, Bernstein Tax-Managed International, Bernstein Emerging Markets, Bernstein Short Duration Plus and Bernstein Intermediate Duration Portfolios:

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These

Disclosures & Risks continued on next page

2013 Annual Report	7

Disclosures and Risks (continued)

risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Foreign Currency Risk: Changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign stocks and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Actions by a Few Major Investors Risk: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Emerging Markets Securities Risk: The risks in investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

Bernstein International, Bernstein Tax-Managed International and Bernstein Emerging Markets Portfolios:

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk: The allocation of investments among investment disciplines may have significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure.

Country Concentration Risk: The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration Diversified Municipal, Bernstein New York Municipal, Bernstein California Municipal, Bernstein Diversified Municipal, Bernstein U.S. Government Short Duration, Bernstein Short Duration Plus and Bernstein Intermediate Duration Portfolios:

Interest Rate Risk: Changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. Interest rates in the United States have recently been historically low. Increases in interest rates may cause the value of the Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: The issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Inflation Risk: The value of assets or income from investments may be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios may not be able to invest the

Disclosures & Risks continued on next page

8	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration Diversified Municipal, Bernstein U.S. Government Short Duration and Bernstein Short Duration Plus Portfolios:

Riskier than a Money-Market Fund: The Portfolios are invested in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration Diversified Municipal, Bernstein New York Municipal, Bernstein California Municipal and Bernstein Diversified Municipal Portfolios:

Municipal Market Risk: Special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.

Local Economy Risk: The Portfolios may invest in municipal securities issued by the Commonwealth of Puerto Rico as well as other local governments whose current economic conditions could exacerbate the risks associated with investing in these securities.

Tax Risk: There is no guarantee that all of the Portfolios’ income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of the Portfolios’ shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein New York Municipal and Bernstein California Municipal Portfolios:

Non-diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolios are not “diversified.” This means that the Portfolios can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ NAV.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration Diversified Municipal, Bernstein New York Municipal, Bernstein California Municipal, Bernstein Diversified Municipal, Bernstein Short Duration Plus and Bernstein Intermediate Duration Portfolios:

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolios are subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

Disclosures & Risks continued on next page

2013 Annual Report	9

Disclosures and Risks (continued)

Bernstein U.S. Government Short Duration Portfolio:

No Government Guarantee: An investment in the Portfolio is not insured by the U.S. Government.

Bernstein U.S. Government Short Duration, Bernstein Short Duration Plus and Bernstein Intermediate Duration Portfolios:

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/ or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Mortgage-Related Securities Risk: A loss could be incurred if the collateral backing these securities is insufficient.

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Bernstein Short Duration Plus Portfolio:

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

These risks are fully discussed in the prospectus for the Sanford C. Bernstein Fund, Inc.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Certain Bernstein Emerging Markets Portfolio performance data presented herein do not reflect the deduction of purchase and redemption fees, which, if reflected, would reduce the level of performance quoted. All fees and expenses related to the operation of the Portfolios have been deducted, except as noted for Bernstein Emerging Markets Portfolio. Bernstein International Portfolio, Bernstein Tax-Managed International Portfolio and Bernstein Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

The performance shown on page 11 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.bernstein.com (click on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports”) or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

10	Sanford C. Bernstein Fund, Inc.

Historical Performance (Unaudited)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

	TOTAL RETURNS				AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2013	PAST 6 MONTHS		PAST 12 MONTHS		PAST 5 YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
International	10.23%		22.81%		1.60%	4.16%	3.18%	4/30/1999
Tax-Managed International	10.45	†	23.04	†	1.83	4.05	6.01	6/22/1992
Return after taxes on Distributions*	10.45		22.85		1.74	3.54	5.05
Return after taxes on Distributions and sale of shares*	5.92		13.81		1.77	3.96	5.08
MSCI EAFE Index	10.47		23.77		6.35	8.01
Lipper International Multi-Cap Growth Funds Average	8.18		18.91		6.38	7.78

Emerging Markets								12/15/1995
Before deduction of purchase and redemption fees	-2.28		2.17		4.81	12.18	7.52
After deduction of purchase and redemption fees**	-4.23		0.14		4.39	11.84	7.34
MSCI EM Index	-2.78		0.98		7.22	12.80
Lipper Emerging Markets Funds Average	-2.49		3.07		6.78	12.35

Short Duration New York Municipal	-0.39		-0.18		1.55	1.91	2.76	10/3/1994
Short Duration California Municipal	-0.11		0.01		1.44	1.77	2.68	10/3/1994
Short Duration Diversified Municipal	-0.12		-0.01		1.63	1.98	2.92	10/3/1994
Barclays 1-Year Municipal Bond Index	0.32		0.71		1.88	2.23
Lipper Short Term Municipal Debt Funds Average	-0.39		-0.02		1.72	1.79

Diversified Municipal	-1.53		-1.10		4.05	3.29	4.88	1/9/1989
California Municipal	-2.00		-1.64		3.95	3.24	4.64	8/6/1990
New York Municipal	-2.01		-1.52		3.92	3.22	4.87	1/9/1989
Barclays 5-Year GO Municipal Bond Index	-0.87		-0.52		4.65	3.77
Lipper Short & Intermediate Term Blended Municipal Debt Funds Average	-1.86		-1.17		3.71	2.80

U.S. Government Short Duration	-0.38		-0.71		1.43	2.03	4.42	1/3/1989
Short Duration Plus	-0.31		-0.51		2.15	1.82	4.52	12/12/1988
BofA ML 1-3 Year U.S. Treasury Index	0.18		0.37		1.62	2.58
Lipper Short-Term U.S. Government Debt Funds Average	-0.51		-0.58		1.90	2.23
Lipper Short-Term Investment Grade Debt Funds Average	-0.20		0.55		2.83	2.14

Intermediate Duration	-2.36	†	-1.82	†	6.84	4.77	6.47	1/17/1989
Barclays U.S. Aggregate Bond Index	-1.77		-1.68		5.41	4.59
Lipper Core Bond Funds Average	-2.13		-1.47		5.96	4.16

Past performance is no guarantee of future results and an investment in the portfolios described could lose value.

The current prospectus fee table shows the total operating expense ratios for the Bernstein classes as 1.21% for International Portfolio; 1.16% for Tax Managed International Portfolio; 1.49% for Emerging Markets Portfolio; 0.64% for Short Duration New York Municipal Portfolio; 0.67% for Short Duration California Municipal Portfolio; 0.59% for Short Duration Diversified Municipal Portfolio; 0.61% for New York Municipal Portfolio; 0.63% for California Municipal Portfolio; 0.56% for Diversified Municipal Portfolio; 0.68% for U.S. Government Short Duration Portfolio; 0.62% for Short Duration Plus Portfolio; and 0.57% for Intermediate Duration Portfolio. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein classes of the Portfolios. Total returns and average annual returns are therefore the same.

*	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**	Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. The fees are retained by the Portfolio, not paid to Bernstein.

†	Includes the impact of proceeds received and credited resulting from class action settlements, which enhanced the performance of all share classes of the Tax-Managed International Portfolio by 0.01% and 0.02%, and for the Intermediate Duration Portfolio by 0.01%, for the six- and 12-month periods ended September 30, 2013.

See Disclosures, Risks and Note about Historical Performance on pages 7–10.

(Historical Performance continued on next page.)

2013 Annual Report	11

Historical Performance (continued from previous page)

Foreign Stock Portfolios	Municipal Bond Portfolios
International	Short Duration New York Municipal
Growth of $25,000	Growth of $25,000

Tax-Managed International	Short Duration California Municipal
Growth of $25,000	Growth of $25,000

Emerging Markets	Short Duration Diversified Municipal
Growth of $25,000	Growth of $25,000

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Certain Bernstein Emerging Markets Portfolio performance data presented herein do not reflect the deduction of purchase and redemption fees, which, if reflected, would reduce the level of performance quoted. All fees and expenses related to the operation of the Portfolios have been deducted, except as noted for Bernstein Emerging Markets Portfolio. Bernstein International Portfolio, Bernstein Tax-Managed International Portfolio and Bernstein Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

Each chart shows the growth of $25,000 for the 10-year period ended September 30, 2013.

†	Reflects the growth of $25,000 in the Portfolio after the deduction of the purchase fee each investor must pay to the Portfolio upon making an investment in the Portfolio (except for reinvested capital gains and dividends) and the redemption fee payable on closing out an investment in the Portfolio. The starting point for the indices is $25,000. The starting point for the Portfolio is $24,750, which reflects the deduction of the 1% fee. Before purchase and redemption charges and excluding these fees, an investment of $25,000 in this Portfolio would have increased to $78,793. The purchase fee is taken out of the first month’s return and the redemption fee is taken out of the last month’s return. Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. The fees are retained by the Portfolio, not paid to Bernstein.

See Disclosures, Risks and Note about Historical Performance on pages 7–10.

(Historical Performance continued on next page.)

12	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Municipal Bond Portfolios	Taxable Bond Portfolios
New York Municipal	U.S. Government Short Duration
Growth of $25,000	Growth of $25,000

California Municipal	Short Duration Plus
Growth of $25,000	Growth of $25,000

Diversified Municipal	Intermediate Duration
Growth of $25,000	Growth of $25,000

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted. Portfolio returns throughout this report include dividends net of withholding taxes.

Each chart shows the growth of $25,000 for the 10-year period ended September 30, 2013.

See Disclosures, Risks and Note about Historical Performance on pages 7-10.

2013 Annual Report	13

Expense Example—September 30, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) in the case of the Emerging Markets Portfolio only, transaction fees (1% of amounts invested or redeemed at the time of such purchase or redemption) and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2013	ENDING ACCOUNT VALUE SEPTEMBER 30, 2013	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
International Class Shares
Actual	$1,000	$1,102.30	$6.06	1.15%
Hypothetical**	$1,000	$1,019.30	$5.82	1.15%

Tax-Managed International Class Shares
Actual	$1,000	$1,104.50	$5.86	1.11%
Hypothetical**	$1,000	$1,019.50	$5.62	1.11%

Emerging Markets Class Shares
Actual	$1,000	$977.20	$7.19	1.45%
Hypothetical**	$1,000	$1,017.80	$7.33	1.45%

Short Duration New York Municipal Class Shares
Actual	$1,000	$996.10	$3.30	0.66%
Hypothetical**	$1,000	$1,021.76	$3.35	0.66%

Short Duration California Municipal Class Shares
Actual	$1,000	$998.90	$3.41	0.68%
Hypothetical**	$1,000	$1,021.66	$3.45	0.68%

Short Duration Diversified Municipal Class Shares
Actual	$1,000	$998.80	$3.06	0.61%
Hypothetical**	$1,000	$1,022.01	$3.09	0.61%

New York Municipal Class Shares
Actual	$1,000	$979.90	$3.03	0.61%
Hypothetical**	$1,000	$1,022.01	$3.09	0.61%

California Municipal Class Shares
Actual	$1,000	$980.00	$3.13	0.63%
Hypothetical**	$1,000	$1,021.91	$3.19	0.63%

Diversified Municipal Class Shares
Actual	$1,000	$984.70	$2.79	0.56%
Hypothetical**	$1,000	$1,022.26	$2.84	0.56%

U.S. Government Short Duration Class Shares
Actual	$1,000	$996.20	$3.60	0.72%
Hypothetical**	$1,000	$1,021.46	$3.65	0.72%

Short Duration Plus Class Shares
Actual	$1,000	$996.90	$3.00	0.60%
Hypothetical**	$1,000	$1,022.06	$3.04	0.60%

Intermediate Duration Class Shares
Actual	$1,000	$976.40	$2.87	0.58%
Hypothetical**	$1,000	$1,022.16	$2.94	0.58%

*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Assumes 5% annual return before expenses.

14	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—September 30, 2013 (Unaudited)

International Portfolio
Country Breakdown*	Sector Breakdown*
	Financials	23.4%
	Consumer Discretionary	21.3%
	Industrials	13.7%
	Consumer Staples	11.5%
	Health Care	7.6%
	Materials	5.7%
	Information Technology	5.0%
	Telecommunication Services	5.0%
	Energy	3.8%
	Utilities	3.0%

Tax-Managed International Portfolio
Country Breakdown*	Sector Breakdown*
	Financials	23.0%
	Consumer Discretionary	21.4%
	Industrials	14.0%
	Consumer Staples	11.4%
	Health Care	7.4%
	Materials	5.6%
	Telecommunication Services	5.2%
	Information Technology	5.1%
	Energy	3.8%
	Utilities	3.1%

Emerging Markets Portfolio
Country Breakdown*	Sector Breakdown*
	Financials	26.5%
	Consumer Discretionary	19.2%
	Information Technology	17.2%
	Energy	10.7%
	Consumer Staples	8.9%
	Materials	7.3%
	Industrials	5.0%
	Telecommunication Services	1.8%
	Utilities	1.7%
	Health Care	1.7%

*	All data are as of September 30, 2013. The Portfolio’s country and sector breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time. Each Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for the Tax-Managed International and International Portfolios).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2013 Annual Report	15

Portfolio Summary—September 30, 2013 (Unaudited) (continued)

Short Duration New York Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

Short Duration California Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

Short Duration Diversified Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

*	All data are as of September 30, 2013. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

**	“Other” represents less than 2.4% in 13 different states.

16	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—September 30, 2013 (Unaudited) (continued)

New York Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

** “Other” represents less than 0.2% in 7 different states.

California Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

Diversified Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

*	All data are as of September 30, 2013. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

**	“Other” represents less than 2.5% in 23 different states.

2013 Annual Report	17

Portfolio Summary—September 30, 2013 (Unaudited) (continued)

U.S. Government Short Duration Portfolio
Security Type Breakdown*

Short Duration Plus Portfolio
Security Type Breakdown*

Intermediate Duration Portfolio
Security Type Breakdown*

*	All data are as of September 30, 2013. The Portfolio’s security type breakdowns are expressed as a percentage of each Portfolio’s total investments and may vary over time. Each Portfolio also invests in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).

**	“Other” represents less than 1.2% in Collateralized Mortgage Obligations, Governments - Sovereign Bonds, Preferred Stocks and Emerging Markets - Corporate Bonds.

18	Sanford C. Bernstein Fund, Inc.

Statement of Assets and Liabilities—September 30, 2013

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO

ASSETS
Investments in securities, at value	$1,594,106,073	$3,777,709,218	$1,183,903,085
Foreign currencies, at value (a)	5,437,923	17,146,720	8,512,899
Cash	1,431	3,283	0
Receivables:
Dividends and interest	4,534,026	10,651,495	1,115,691
Foreign withholding tax reclaims	6,365,574	17,993,709	85,226
Investment securities sold and foreign currency transactions	2,676,879	19,115,530	637,992
Capital shares sold	762,030	1,298,559	965,447
Unrealized appreciation of forward currency exchange contracts	4,747,909	42,271,489	0

Total assets	1,618,631,845	3,886,190,003	1,195,220,340

LIABILITIES
Payables:
Investment securities purchased and foreign currency transactions	3,650,459	12,216,712	540,815
Capital shares redeemed	3,414,628	5,138,388	751,706
Management fee	1,035,807	2,393,394	1,005,810
Shareholder servicing fee	304,258	729,577	227,479
Transfer Agent fee	11,172	20,030	29,756
Distribution fee	3,301	708	0
Accrued expenses and other liabilities	151,624	201,015	374,356
Unrealized depreciation of forward currency exchange contracts	2,770,547	27,600,583	0

Total liabilities	11,341,796	48,300,407	2,929,922

NET ASSETS (b)	$1,607,290,049	$3,837,889,596	$1,192,290,418

Cost of investments	$1,355,093,098	$3,151,393,570	$1,127,471,338

SHARES OF CAPITAL STOCK OUTSTANDING			44,236,699

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE			$26.95

NET ASSETS CONSIST OF:
Capital stock, at par	$100,864	$238,952	$44,237
Additional paid-in capital	2,513,430,994	5,483,058,151	1,170,411,302
Undistributed net investment income	19,396,902	54,475,060	12,958,860
Accumulated net realized loss on investment and foreign currency transactions	(1,167,617,967)	(2,343,662,285)	(47,356,079)
Net unrealized appreciation/depreciation of:
Investment transactions†	239,012,894	626,315,648	56,208,920
Foreign currency denominated assets and liabilities	2,966,362	17,464,070	23,178

	$1,607,290,049	$3,837,889,596	$1,192,290,418

(a) Cost: $5,424,298, $17,152,202 and $8,509,451, for the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio, respectively. (Note 1)

(b) See page 20 for share class information on net asset value, offering price, and redemption price per share of the International and Tax-Managed International Portfolios.

† Net of accrued foreign capital gains taxes of $81, $76 and $222,827, respectively.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

2013 Annual Report	19

Statement of Assets and Liabilities—September 30, 2013 (continued)

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
International Class Shares
Net Assets	$1,599,666,622
Shares of capital stock outstanding	100,376,419

Net asset value, offering and redemption price per share	$15.94

Tax-Managed International Class Shares
Net Assets		$3,835,862,758
Shares of capital stock outstanding		238,823,314

Net asset value, offering and redemption price per share		$16.06

Class A Shares
Net Assets	$4,687,567	$1,548,773
Shares of capital stock outstanding	299,587	98,150

Net asset value and redemption price per share	$15.65	$15.78
Sales charge—4.25% of public offering price	0.69	0.70

Maximum offering price	$16.34	$16.48

Class B Shares
Net Assets	$285,869	$18,711.49
Shares of capital stock outstanding	18,370	1,195.29

Net asset value and offering price per share	$15.56	$15.65

Class C Shares
Net Assets	$2,649,991	$459,354
Shares of capital stock outstanding	169,807	29,218

Net asset value and offering price per share	$15.61	$15.72

See Notes to Financial Statements.

20	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

ASSETS
Investments in securities, at value	$107,231,012	$68,921,251	$283,121,281
Receivables:
Interest	1,318,169	796,670	2,779,055
Investment securities sold	5,000	0	5,000
Capital shares sold	23,396	414,840	75,037

Total assets	108,577,577	70,132,761	285,980,373

LIABILITIES
Payables:
Dividends to shareholders	14,588	3,232	43,414
Investment securities purchased	0	0	11,314,400
Capital shares redeemed	86,905	84,715	713,282
Management fee	37,461	25,642	96,131
Shareholder servicing fee	8,324	5,695	21,364
Transfer Agent fee	3,018	2,975	3,147
Accrued expenses	13,497	18,137	30,547

Total liabilities	163,793	140,396	12,222,285

NET ASSETS	$108,413,784	$69,992,365	$273,758,088

Cost of investments	$108,313,738	$69,538,093	$284,060,962

SHARES OF CAPITAL STOCK OUTSTANDING	8,695,380	5,589,810	21,715,040

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.47	$12.52	$12.61

NET ASSETS CONSIST OF:
Capital stock, at par	$8,695	$5,590	$21,715
Additional paid-in capital	109,331,253	70,446,022	274,229,665
Undistributed net investment income/(distributions in excess of net investment income)	(8,161)	(24,253)	8,939
Accumulated net realized gain on investment transactions	164,723	181,848	437,450
Net unrealized depreciation of investments	(1,082,726)	(616,842)	(939,681)

	$108,413,784	$69,992,365	$273,758,088

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

2013 Annual Report	21

Statement of Assets and Liabilities—September 30, 2013 (continued)

	NEW YORK MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO
ASSETS
Investments in securities, at value	$1,605,802,846	$1,039,205,880	$5,439,776,797
Cash	0	0	136,413
Receivables:
Interest	20,474,336	14,575,001	65,469,078
Investment securities sold	18,137,950	15,000	44,542,979
Capital shares sold	2,453,882	496,196	7,339,412

Total assets	1,646,869,014	1,054,292,077	5,557,264,679

LIABILITIES
Payables:
Dividends to shareholders	936,949	545,836	2,982,353
Investment securities purchased	0	0	136,412
Capital shares redeemed	616,689	1,369,557	6,376,833
Management fee	602,593	398,602	1,820,678
Distribution fee	113,773	49,091	380,252
Shareholder servicing fee	102,217	68,679	324,933
Transfer Agent fee	6,375	4,117	16,582
Accrued expenses	120,319	81,951	317,066

Total liabilities	2,498,915	2,517,833	12,355,109

NET ASSETS (a)	$1,644,370,099	$1,051,774,244	$5,544,909,570

Cost of investments	$1,566,717,506	$1,015,525,126	$5,298,221,014

NET ASSETS CONSIST OF:
Capital stock, at par	$117,053	$73,615	$386,179
Additional paid-in capital	1,605,342,595	1,031,468,476	5,402,896,030
Distributions in excess of net investment income	(144,328)	(196,679)	(88,992)
Accumulated net realized gain (loss) on investment transactions	(30,561)	(3,251,922)	160,570
Net unrealized appreciation of investments	39,085,340	23,680,754	141,555,783

	$1,644,370,099	$1,051,774,244	$5,544,909,570

(a) See page 23 for share class information on net asset value, offering price, and redemption price per share of the New York Municipal, California Municipal and Diversified Municipal Portfolios.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

22	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Municipal Class Shares
Net Assets	$1,345,338,126	$903,265,079	$4,269,409,432
Shares of capital stock outstanding	95,761,018	63,220,079	297,372,740

Net asset value and offering price per share	$14.05	$14.29	$14.36

Class A Shares
Net Assets	$217,566,522	$120,383,937	$1,108,707,859
Shares of capital stock outstanding	15,491,710	8,425,748	77,192,838

Net asset value and redemption price per share	$14.04	$14.29	$14.36
Sales charge—3.00% of public offering price	0.43	0.44	0.44

Maximum offering price	$14.47	$14.73	$14.80

Class B Shares
Net Assets	$424,638	$22,489	$382,401
Shares of capital stock outstanding	30,251	1,574.36	26,617

Net asset value and offering price per share	$14.04	$14.28	$14.37

Class C Shares
Net Assets	$81,040,813	$28,102,739	$166,409,878
Shares of capital stock outstanding	5,769,525	1,967,150	11,586,428

Net asset value and offering price per share	$14.05	$14.29	$14.36

See Notes to Financial Statements.

2013 Annual Report	23

Statement of Assets and Liabilities—September 30, 2013 (continued)

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO	SHORT DURATION PLUS PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO
ASSETS
Investments in securities, at value	$52,487,747	$428,418,730	$4,561,048,513
Cash (a)(b)	376,934	4,084,790	123,142,306
Receivables:
Dividends and interest	62,757	970,703	23,432,562
Investment securities sold and foreign currency transactions	26,547	28,956,614	44,211,225
Capital shares sold	0	377,592	3,455,137
Margin due from broker on futures	3,722	674	36,562
Unrealized appreciation of interest rate swaps	0	0	1,786,422
Unrealized appreciation of credit default swaps	0	0	543,065

Total assets	52,957,707	462,809,103	4,757,655,792

LIABILITIES
Reverse repurchase agreements	0	0	8,709,968
Payables:
Dividends to shareholders	17,354	67,423	2,325,724
Investment securities purchased	0	1,527,110	768,541,071
Capital shares redeemed	27,863	795,396	5,476,293
Management fee	18,138	151,734	1,365,434
Registration fee payable	4,765	13,484	82,130
Shareholder servicing fee	4,031	30,689	303,002
Transfer Agent fee	3,003	4,951	20,446
Distribution fee	0	25,702	0
Margin owed to broker on centrally cleared swaps	0	0	87,949
Accrued expenses	13,031	76,069	233,112
Unrealized depreciation of forward currency exchange contracts	0	13,733	1,517,733
Collateral received from broker	0	0	1,911,000
Premium received on credit default swaps	0	0	350,444
Unrealized depreciation of interest rate swaps	0	0	348,817

Total liabilities	88,185	2,706,291	791,273,123

NET ASSETS (c)	$52,869,522	$460,102,812	$3,966,382,669

Cost of investments	$52,382,296	$430,527,000	$4,471,313,210

SHARES OF CAPITAL STOCK OUTSTANDING	4,215,198		294,454,158

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.54		$13.47

NET ASSETS CONSIST OF:
Capital stock, at par	$4,215	$39,193	$294,454
Additional paid-in capital	53,244,123	490,621,437	3,874,773,627
Undistributed net investment income	120,603	303,622	1,759,634
Accumulated net realized gain (loss) on investment transactions	(570,846)	(28,108,466)	(5,119,899)
Net unrealized appreciation/depreciation of:
Investments, futures and interest rate swap transactions	71,427	(2,739,493)	96,170,122
Foreign currency denominated assets and liabilities	0	(13,481)	(1,495,269)

	$52,869,522	$460,102,812	$3,966,382,669

(a) Amounts of $13,526, $488,354 and $1,280,375 have been segregated to collateralize margin requirements for open futures outstanding at September 30, 2013 for the U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio, respectively.

(b) An amount of $1,485,899 has been segregated to collateralize margin requirements for open centrally cleared swaps outstanding at September 30, 2013 for the Intermediate Duration Portfolio.

(c) See page 25 for class share information on net asset value, offering price, and redemption price per share of the Short Duration Plus Portfolio.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

24	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Short Duration Plus Class Shares
Net Assets	$395,172,237
Shares of capital stock outstanding	33,661,225

Net asset value and offering price per share	$11.74

Class A Shares
Net Assets	$44,806,276
Shares of capital stock outstanding	3,814,843

Net asset value and redemption price per share	$11.75
Sales charge—4.25% of public offering price	0.52

Maximum offering price	$12.27

Class B Shares
Net Assets	$1,703,221
Shares of capital stock outstanding	145,295

Net asset value and offering price per share	$11.72

Class C Shares
Net Assets	$18,421,078
Shares of capital stock outstanding	1,571,358

Net asset value and offering price per share	$11.72

See Notes to Financial Statements.

2013 Annual Report	25

Statement of Operations—for the year ended September 30, 2013

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$181,265	$415,114	$69,204
Dividends (a)	42,322,472	98,900,056	31,482,815

Total income	42,503,737	99,315,170	31,552,019

Expenses:
Management fee (see Note 2A)	13,771,258	31,208,645	13,833,354
Shareholder servicing fee (see Note 2B)	3,808,901	8,953,528	2,996,037
Custodian fee	365,447	516,330	514,729
Transfer Agent fee—Non-Retail Class	115,264	183,622	253,269
Transfer Agent fee—Class A	22,009	6,247	0
Transfer Agent fee—Class B	2,406	253	0
Transfer Agent fee—Class C	12,069	2,145	0
Distribution fees—Class A	15,587	4,395	0
Distribution fees—Class B	4,355	412	0
Distribution fees—Class C	27,214	4,527	0
Printing fees	73,307	55,249	56,813
Directors’ fees and expenses	69,820	161,108	53,935
Auditing and tax fees	59,868	138,127	34,324
Registration fees	40,656	66,872	13,122
Legal fees	34,496	87,530	31,101
Miscellaneous	83,221	127,804	110,803

Total expenses	18,505,878	41,516,794	17,897,487
Less: expenses waived and reimbursed by the Adviser (see Note 2A)	(765,956)	(1,791,685)	(599,207)

Net expenses	17,739,922	39,725,109	17,298,280

Net investment income	24,763,815	59,590,061	14,253,739

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	24,714,905	43,710,207	(4,109,761	) (b)
Futures	(220,364)	(874,072)	0
Options written	2,002,905	4,714,634	1,979,570
Foreign currency transactions	13,315,884	25,032,599	(654,909)

Net realized gain (loss) on investment and foreign currency transactions	39,813,330	72,583,368	(2,785,100)

Net change in unrealized appreciation/depreciation of:
Investments (c)	248,089,542	600,728,899	15,496,054
Futures	99,493	0	0
Options written	(1,886,952)	(4,441,694)	(1,837,070)
Foreign currency denominated assets and liabilities	3,715,772	14,914,811	(36,712)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	250,017,855	611,202,016	13,622,272

Net realized and unrealized gain (loss) on investment and foreign currency transactions	289,831,185	683,785,384	10,837,172

Net increase (decrease) in net assets resulting from operations	$314,595,000	$743,375,445	$25,090,911

(a) Net of foreign withholding taxes of $3,524,326, $8,257,632, $2,994,940, for the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio, respectively.

(b) Net of foreign capital gains taxes of $88,815.

(c) Net of increase in accrued foreign capital gains taxes of $81, $76 and $44 for the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio, respectively.

See Notes to Financial Statements.

26	Sanford C. Bernstein Fund, Inc.

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

$1,359,735	$837,728	$3,890,459
0	0	0

1,359,735	837,728	3,890,459

509,331	374,507	1,457,650
113,185	83,224	323,922
67,465	61,984	91,905
19,732	17,140	19,684
0	0	0
0	0	0
0	0	0
0	0	0
0	0	0
0	0	0
3,512	509	2,921
5,268	3,889	15,156
1,561	2,559	7,538
2,633	3,937	46,379
3,093	1,549	7,773
15,715	15,552	24,431

741,495	564,850	1,997,359
0	0	0

741,495	564,850	1,997,359

618,240	272,878	1,893,100

242,728	191,065	1,250,489
0	0	0
0	0	0
0	0	0

242,728	191,065	1,250,489

(1,025,314)	(552,529)	(3,196,573)
0	0	0
0	0	0
0	0	0

(1,025,314)	(552,529)	(3,196,573)

(782,586)	(361,464)	(1,946,084)

$(164,346)	$(88,586)	$(52,984)

2013 Annual Report	27

Statement of Operations—for the year ended September 30, 2013 (continued)

	NEW YORK MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$57,653,601	$35,739,959	$171,558,857
Dividends (a)	0	0	0

Total income	57,653,601	35,739,959	171,558,857

Expenses:
Management fee (see Note 2A)	8,418,367	5,488,220	23,639,632
Shareholder servicing fee (see Note 2B)	1,414,589	951,766	4,465,399
Custodian fee	228,011	203,006	337,916
Transfer Agent fee—Non-Retail Class	46,446	29,959	169,587
Transfer Agent fee—Class A	74,002	38,817	196,200
Transfer Agent fee—Class B	179	23	138
Transfer Agent fee—Class C	28,985	6,937	38,175
Distribution fees—Class A	754,662	382,839	2,458,429
Distribution fees—Class B	5,059	482	4,773
Distribution fees—Class C	929,884	290,660	1,831,141
Directors’ fees and expenses	80,343	50,483	248,409
Auditing and tax fees	49,086	33,892	150,435
Legal fees	36,880	26,555	119,004
Printing fees	30,077	15,365	96,315
Registration fees	22,706	10,414	138,766
Miscellaneous	74,203	55,298	185,597

Total expenses	12,193,479	7,584,716	34,079,916
Less: expenses waived and reimbursed by the Distributor (see Note 2D)	0	0	0

Net expenses	12,193,479	7,584,716	34,079,916

Net investment income (loss)	45,460,122	28,155,243	137,478,941

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	2,309,685	3,022,639	2,885,879
Futures	0	0	0
Swaps	0	0	0
Foreign currency transactions	0	0	0

Net realized gain (loss) on investment transactions	2,309,685	3,022,639	2,885,879

Net change in unrealized appreciation/depreciation of:
Investments	(76,654,997)	(50,005,161)	(199,888,070)
Futures	0	0	0
Swaps	0	0	0
Foreign currency denominated assets and liabilities	0	0	0

Net change in unrealized appreciation/depreciation of investments	(76,654,997)	(50,005,161)	(199,888,070)

Net realized and unrealized loss on investment transactions	(74,345,312)	(46,982,522)	(197,002,191)

Contributions from Adviser (see Note 2A)	0	0	0

Net decrease in net assets resulting from operations	$(28,885,190)	$(18,827,279)	$(59,523,250)

(a) Net of foreign withholding taxes of $57 for the Intermediate Duration Portfolio.

See Notes to Financial Statements.

28	Sanford C. Bernstein Fund, Inc.

U.S. GOVERNMENT SHORT DURATION PORTFOLIO	SHORT DURATION PLUS PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO

$549,651	$5,327,484	$138,014,790
0	0	237,735

549,651	5,327,484	138,252,525

369,445	2,416,521	19,621,662
82,099	467,653	4,405,415
62,365	155,050	310,329
18,968	23,313	219,465
0	48,229	0
0	4,401	0
0	23,270	0
0	143,046	0
0	20,706	0
0	195,987	0
3,793	25,107	203,219
2,287	22,108	108,496
1,931	15,857	87,883
563	31,578	44,212
21,974	29,213	59,501
14,879	14,608	185,497

578,304	3,636,647	25,245,679
0	(119,181)	0

578,304	3,517,466	25,245,679

(28,653)	1,810,018	113,006,846

53,487	520,872	7,787,424
(74,001)	566,150	(213,176)
0	0	(4,294,477)
0	197,150	2,452,735

(20,514)	1,284,172	5,732,506

(500,715)	(5,205,728)	(204,015,570)
(56,379)	(635,378)	1,832,317
0	0	7,892,518
0	(104,575)	(1,454,239)

(557,094)	(5,945,681)	(195,744,974)

(577,608)	(4,661,509)	(190,012,468)

0	0	725

$(606,261)	$(2,851,491)	$(77,004,897)

2013 Annual Report	29

Statement of Changes in Net Assets

	INTERNATIONAL PORTFOLIO		TAX-MANAGED INTERNATIONAL PORTFOLIO

	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$24,763,815	$27,724,852	$59,590,061	$67,721,169
Net realized gain (loss) on investment and foreign currency transactions	39,813,330	(118,341,291)	72,583,368	(344,821,758)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	250,017,855	241,269,412	611,202,016	592,279,467

Net increase (decrease) in net assets resulting from operations	314,595,000	150,652,973	743,375,445	315,178,878

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(28,680,557)	(30,720,671)	(72,321,647)	(81,441,475)
Distributions from net realized gain on investment transactions	0	0	0	0

Total dividends and distributions to shareholders	(28,680,557)	(30,720,671)	(72,321,647)	(81,441,475)

Capital-share transactions:
Net proceeds from sales of shares	191,158,885	455,478,828	483,586,737	759,526,932
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	25,008,589	3,175,039	53,813,652	6,246,123

Total proceeds from shares sold	216,167,474	458,653,867	537,400,389	765,773,055
Cost of shares redeemed	(390,185,292)	(591,058,695)	(819,256,930)	(1,141,748,567)

Net decrease in net assets from capital-share transactions	(174,017,818)	(132,404,828)	(281,856,541)	(375,975,512)

Net increase (decrease) in net assets	111,896,625	(12,472,526)	389,197,257	(142,238,109)

NET ASSETS:
Beginning of period	1,495,393,424	1,507,865,950	3,448,692,339	3,590,930,448

End of period (b)	$1,607,290,049	$1,495,393,424	$3,837,889,596	$3,448,692,339

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$19,396,902	$23,291,633	$54,475,060	$65,131,279

(a) See page 35 for share class information on dividend distributions of the International and Tax-Managed International Portfolios.

* Includes effect of portfolio transaction fee in the amounts of $4,719,286 and $5,091,096 for the years ended September 30, 2013 and September 30, 2012, respectively.

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund, Inc.

EMERGING MARKETS PORTFOLIO		SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO		SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12

$14,253,739	$15,458,587	$618,240	$1,137,411	$272,878	$533,004

(2,785,100)	(16,868,121)	242,728	381,507	191,065	480,522
13,622,272	174,832,154	(1,025,314)	437,818	(552,529)	(176,316)

25,090,911	173,422,620	(164,346)	1,956,736	(88,586)	837,210

(16,127,410)	(11,854,454)	(618,240)	(1,150,680)	(272,878)	(542,125)
0	(46,479,337)	0	0	(135,845)	0

(16,127,410)	(58,333,791)	(618,240)	(1,150,680)	(408,723)	(542,125)

198,881,564	162,031,598	57,008,142	56,648,294	74,564,408	76,377,785

15,020,786	56,565,146	518,835	731,097	377,408	407,165

213,902,350	218,596,744	57,526,977	57,379,391	74,941,816	76,784,950
(270,055,364)	(343,895,850)	(81,239,786)	(83,754,519)	(104,601,201)	(98,678,044)

(56,153,014)*	(125,299,106)*	(23,712,809)	(26,375,128)	(29,659,385)	(21,893,094)

(47,189,513)	(10,210,277)	(24,495,395)	(25,569,072)	(30,156,694)	(21,598,009)

1,239,479,931	1,249,690,208	132,909,179	158,478,251	100,149,059	121,747,068

$1,192,290,418	$1,239,479,931	$108,413,784	$132,909,179	$69,992,365	$100,149,059

$12,958,860	$15,576,255	$(8,161)	$(8,161)	$(24,253)	$(25,884)

2013 Annual Report	31

Statement of Changes in Net Assets (continued)

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO		NEW YORK MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income (loss)	$1,893,100	$3,514,051	$45,460,122	$52,331,896
Net realized gain (loss) on investment transactions	1,250,489	698,355	2,309,685	5,911,533
Net change in unrealized appreciation/depreciation of investments	(3,196,573)	1,139,395	(76,654,997)	25,169,346

Net increase (decrease) in net assets resulting from operations	(52,984)	5,351,801	(28,885,190)	83,412,775

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(1,893,100)	(3,514,051)	(45,460,122)	(52,331,896)
Distributions from net realized gain on investment transactions (a)	(1,487,503)	(266,512)	(865,321)	0

Total dividends and distributions to shareholders	(3,380,603)	(3,780,563)	(46,325,443)	(52,331,896)

Capital-share transactions:
Net proceeds from sales of shares	260,813,084	305,674,547	384,278,114	380,451,892
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	3,088,436	2,817,660	33,715,341	23,711,647

Total proceeds from shares sold	263,901,520	308,492,207	417,993,455	404,163,539
Cost of shares redeemed	(381,224,637)	(334,134,345)	(534,584,974)	(428,045,585)

Net increase (decrease) in net assets from capital-share transactions	(117,323,117)	(25,642,138)	(116,591,519)	(23,882,046)

Net increase (decrease) in net assets	(120,756,704)	(24,070,900)	(191,802,152)	7,198,833

NET ASSETS:
Beginning of period	394,514,792	418,585,692	1,836,172,251	1,828,973,418

End of period (b)	$273,758,088	$394,514,792	$1,644,370,099	$1,836,172,251

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$8,939	$18,553	$(144,328)	$(144,328)

(a) See pages 35 and 36 for share class information on dividend distributions of the New York Municipal, California Municipal and Diversified Municipal Portfolios.

See Notes to Financial Statements.

32	Sanford C. Bernstein Fund, Inc.

CALIFORNIA MUNICIPAL PORTFOLIO		DIVERSIFIED MUNICIPAL PORTFOLIO		U.S. GOVERNMENT SHORT DURATION PORTFOLIO

YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12

$28,155,243	$33,959,836	$137,478,941	$154,238,848	$(28,653)	$175,648
3,022,639	527,277	2,885,879	6,403,241	(20,514)	691,246
(50,005,161)	21,223,610	(199,888,070)	97,424,771	(557,094)	(171,364)

(18,827,279)	55,710,723	(59,523,250)	258,066,860	(606,261)	695,530

(28,155,243)	(33,959,836)	(137,478,941)	(154,519,274)	(471,628)	(653,503)
0	0	(7,415,537)	(4,546,355)	(282,178)	(956,224)

(28,155,243)	(33,959,836)	(144,894,478)	(159,065,629)	(753,806)	(1,609,727)

283,800,076	252,761,391	1,935,009,117	1,523,181,321	25,226,948	48,626,657
20,830,887	13,687,643	108,523,043	70,637,465	683,857	1,433,362

304,630,963	266,449,034	2,043,532,160	1,593,818,786	25,910,805	50,060,019
(337,239,080)	(269,046,540)	(1,961,674,054)	(1,581,303,607)	(82,944,419)	(68,101,964)

(32,608,117)	(2,597,506)	81,858,106	12,515,179	(57,033,614)	(18,041,945)

(79,590,639)	19,153,381	(122,559,622)	111,516,410	(58,393,681)	(18,956,142)

1,131,364,883	1,112,211,502	5,667,469,192	5,555,952,782	111,263,203	130,219,345

$1,051,774,244	$1,131,364,883	$5,544,909,570	$5,667,469,192	$52,869,522	$111,263,203

$(196,679)	$(196,679)	$(88,992)	$33,568	$120,603	$124,269

2013 Annual Report	33

Statement of Changes in Net Assets (continued)

	SHORT DURATION PLUS PORTFOLIO		INTERMEDIATE DURATION PORTFOLIO

	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$1,810,018	$2,594,914	$113,006,846	$126,645,368
Net realized gain on investment and foreign currency transactions	1,284,172	3,895,760	5,732,506	62,945,414 *
Net change in unrealized appreciation/depreciation of investments	(5,945,681)	(606,908)	(195,744,974)	73,325,941
Contributions from Adviser (see Notes 2A and 2E)	0	0	725	4,897,112 *

Net increase (decrease) in net assets resulting from operations	(2,851,491)	5,883,766	(77,004,897)	267,813,835

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(4,709,889)	(5,042,813)	(129,600,176)	(133,021,484)
Distributions from net realized gain on investment transactions	0	0	(35,956,854)	(111,218,638)

Total dividends and distributions to shareholders	(4,709,889)	(5,042,813)	(165,557,030)	(244,240,122)

Capital-share transactions:
Net proceeds from sales of shares	242,024,812	268,151,975	640,203,698	754,105,620
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	3,831,797	3,170,368	137,151,532	160,445,510

Total proceeds from shares sold	245,856,609	271,322,343	777,355,230	914,551,130
Cost of shares redeemed	(404,362,506)	(372,800,562)	(1,390,336,519)	(1,275,881,852)

Net decrease in net assets from capital-share transactions	(158,505,897)	(101,478,219)	(612,981,289)	(361,330,722)

Net decrease in net assets	(166,067,277)	(100,637,266)	(855,543,216)	(337,757,009)

NET ASSETS:
Beginning of period	626,170,089	726,807,355	4,821,925,885	5,159,682,894

End of period (b)	$460,102,812	$626,170,089	$3,966,382,669	$4,821,925,885

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$303,622	$(13,113)	$1,759,634	$8,523,275

* Amount reclassified to conform with current year presentation.

(a) See page 36 for share class information on dividend distributions for the Short Duration Plus Portfolio.

See Notes to Financial Statements.

34	Sanford C. Bernstein Fund, Inc.

	INTERNATIONAL PORTFOLIO		TAX-MANAGED INTERNATIONAL PORTFOLIO

	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Dividends to shareholders:
Dividends from net investment income
International and Tax-Managed International Class Shares, respectively	$(28,569,129)	$(30,576,496)	$(72,305,715)	$(81,403,350)
Class A	(91,428)	(120,546)	(15,932)	(34,092)
Class B	(2,097)	(3,896)	0	(801)
Class C	(17,903)	(19,733)	0	(3,232)

	$(28,680,557)	$(30,720,671)	$(72,321,647)	$(81,441,475)

	NEW YORK MUNICIPAL PORTFOLIO		CALIFORNIA MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Dividends and Distributions to shareholders:
Dividends from net investment income
Municipal Class	$(37,726,649)	$(45,177,436)	$(24,684,056)	$(31,057,627)
Class A	(6,115,522)	(5,633,810)	(2,989,033)	(2,431,695)
Class B	(8,776)	(13,507)	(815)	(2,346)
Class C	(1,609,175)	(1,507,143)	(481,339)	(468,168)

	$(45,460,122)	$(52,331,896)	$(28,155,243)	$(33,959,836)

Distributions from net realized gain on investment transactions
Municipal Class	$(697,861)	$0
Class A	(121,681)	0
Class B	(279)	0
Class C	(45,500)	0

	$(865,321)	$0

2013 Annual Report	35

Statement of Changes in Net Assets (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Dividends and Distributions to shareholders:
Dividends from net investment income
Municipal Class	$(115,253,344)	$(135,203,695)
Class A	(19,189,033)	(16,725,113)
Class B	(7,902)	(13,234)
Class C	(3,028,662)	(2,577,232)

	$(137,478,941)	$(154,519,274)

Distributions from net realized gain on investment transactions
Municipal Class	$(6,180,319)	$(3,995,574)
Class A	(987,749)	(453,984)
Class B	(695)	(674)
Class C	(246,774)	(96,123)

	$(7,415,537)	$(4,546,355)

	SHORT DURATION PLUS PORTFOLIO

	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Dividends to shareholders:
Dividends from net investment income
Short Duration Plus Class	$(4,334,296)	$(4,674,392)
Class A	(284,460)	(308,624)
Class B	(7,030)	(6,990)
Class C	(84,103)	(52,807)

	$(4,709,889)	$(5,042,813)

See Notes to Financial Statements.

36	Sanford C. Bernstein Fund, Inc.

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL PORTFOLIO INTERNATIONAL CLASS

	YEAR ENDED 9/30/13		YEAR ENDED 9/30/12		YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09
Net asset value, beginning of period	$13.23		$12.36		$15.08	$15.00		$16.51

Income from investment operations:
Investment income, net†	0.23	‡	0.23	‡	0.23	0.22		0.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.74		0.90		(2.68)	0.14		(1.31)

Total from investment operations	2.97		1.13		(2.45)	0.36		(1.06)

Less dividends:
Dividends from net investment income	(0.26)		(0.26)		(0.27)	(0.28)		(0.45)

Net asset value, end of period	$15.94		$13.23		$12.36	$15.08		$15.00

Total return (a)	22.81%		9.32%		(16.61)%	2.43%		(5.59)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,599,667		$1,485,757		$1,495,894	$2,073,462		$2,364,571
Average net assets (000 omitted)	$1,523,560		$1,546,251		$2,015,954	$2,199,418		$2,032,024
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15%		1.16%		1.18%	1.17%	+	1.19%
Expenses, before waivers/reimbursements	1.20%		1.21%		1.18%	1.17%	+	1.19%
Net investment income	1.62%	‡	1.79%	‡	1.50%	1.49%	+	2.03%
Portfolio turnover rate	72%		69%		62%	84%		91%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2013 Annual Report	37

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-MANAGED INTERNATIONAL PORTFOLIO TAX-MANAGED INTERNATIONAL CLASS

	YEAR ENDED 9/30/13		YEAR ENDED 9/30/12		YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09
Net asset value, beginning of period	$13.33		$12.46		$15.19	$15.16		$16.52

Income from investment operations:
Investment income, net†	0.24	‡	0.25	‡	0.24	0.22		0.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.78		0.91		(2.70)	0.09		(1.16)
Contributions from Adviser	0		0		0	0	(c)	0 (c)

Total from investment operations	3.02		1.16		(2.46)	0.31		(0.91)

Less dividends:
Dividends from net investment income	(0.29)		(0.29)		(0.27)	(0.28)		(0.45)

Net asset value, end of period	$16.06		$13.33		$12.46	$15.19		$15.16

Total return (a)	23.04%	*	9.56%		(16.56)%	2.07%		(4.64)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$3,835,863		$3,446,598		$3,587,820	$4,845,829		$5,286,906
Average net assets (000 omitted)	$3,581,411		$3,598,435		$4,714,049	$5,004,731		$4,376,859
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.11%		1.11%		1.14%	1.13%	+	1.15%
Expenses, before waivers/reimbursements	1.16%		1.16%		1.14%	1.13%	+	1.15%
Net investment income	1.66%	‡	1.88%	‡	1.54%	1.53%	+	2.07%
Portfolio turnover rate	72%		62%		61%	85%		84%

See Footnote Summary on page 49.

See Notes to Financial Statements.

38	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO

	YEAR ENDED 9/30/13		YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09
Net asset value, beginning of period	$26.72		$24.46	$31.40	$26.67		$25.97

Income from investment operations
Investment income, net†	0.32	‡	0.31 ‡	0.33	0.27		0.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.16		3.03	(7.10)	4.54		2.25

Total from investment operations	0.48		3.34	(6.77)	4.81		2.49

Less dividends and distributions:
Dividends from net investment income	(0.36)		(0.24)	(0.31)	(0.20)		(0.39)
Distributions from net realized gain on investment transactions	0		(0.94)	0	0		(1.50)

Total dividends and distributions	(0.36)		(1.18)	(0.31)	(0.20)		(1.89)

Portfolio transaction fee	0.11		0.10	0.14	0.12		0.10

Net asset value, end of period	$26.95		$26.72	$24.46	$31.40		$26.67

Total return (a)(b)	2.17%		14.63%	(22.95)%	16.19%		13.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,192,290		$1,239,480	$1,249,690	$1,912,856		$1,949,728
Average net assets (000 omitted)	$1,198,415		$1,303,241	$1,823,362	$1,928,521		$1,458,886
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.44%		1.44%	1.45%	1.44%	+	1.48%
Expenses, before waivers/reimbursements	1.49%		1.49%	1.45%	1.44%	+	1.48%
Net investment income	1.19%	‡	1.19% ‡	1.03%	0.94%	+	1.25%
Portfolio turnover rate	45%		55%	57%	67%		70%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2013 Annual Report	39

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09
Net asset value, beginning of period	$12.56	$12.49	$12.53	$12.59		$12.40

Income from investment operations
Investment income, net†	0.07	0.10	0.20	0.22		0.30
Net realized and unrealized gain (loss) on investment transactions	(0.09)	0.07	(0.04)	(0.06)		0.20

Total from investment operations	(0.02)	0.17	0.16	0.16		0.50

Less dividends:
Dividends from net investment income	(0.07)	(0.10)	(0.20)	(0.22)		(0.31)

Net asset value, end of period	$12.47	$12.56	$12.49	$12.53		$12.59

Total return (a)	(0.18)%	1.34%	1.28%	1.29%		4.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$108,414	$132,909	$158,478	$273,147		$235,326
Average net assets (000 omitted)	$113,185	$148,340	$200,953	$262,227		$186,124
Ratio to average net assets of:
Expenses	0.66%	0.64%	0.61%	0.61%	+	0.63%
Net investment income	0.55%	0.77%	1.61%	1.75%	+	2.42%
Portfolio turnover rate	58%	54%	32%	30%		45%

See Footnote Summary on page 49.

See Notes to Financial Statements.

40	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09
Net asset value, beginning of period	$12.58	$12.55	$12.62	$12.68	$12.53

Income from investment operations
Investment income, net†	0.04	0.06	0.13	0.21	0.34
Net realized and unrealized gain (loss) on investment transactions	(0.04)	0.04	(0.04)	0.01	0.15

Total from investment operations	0	0.10	0.09	0.22	0.49

Less dividends and distributions:
Dividends from net investment income	(0.04)	(0.07)	(0.13)	(0.21)	(0.34)
Distributions from net realized gain on investment transactions	(0.02)	0	(0.03)	(0.07)	0

Total dividends and distributions	(0.06)	(0.07)	(0.16)	(0.28)	(0.34)

Net asset value, end of period	$12.52	$12.58	$12.55	$12.62	$12.68

Total return (a)	0.01%	0.76%	0.74%	1.77%	3.95%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$69,992	$100,149	$121,747	$144,606	$109,040
Average net assets (000 omitted)	$83,224	$103,813	$127,326	$127,870	$119,438
Ratio to average net assets of:
Expenses	0.68%	0.67%	0.63%	0.65% +	0.65%
Net investment income	0.33%	0.51%	1.08%	1.66% +	2.68%
Portfolio turnover rate	56%	45%	81%	64%	52%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2013 Annual Report	41

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09
Net asset value, beginning of period	$12.74	$12.70	$12.69	$12.68		$12.53

Income from investment operations
Investment income, net†	0.07	0.10	0.17	0.21		0.32
Net realized and unrealized gain (loss) on investment transactions	(0.07)	0.05	0.01	0.01		0.16

Total from investment operations	0	0.15	0.18	0.22		0.48

Less dividends and distributions:
Dividends from net investment income	(0.07)	(0.10)	(0.16)	(0.21)		(0.33)
Distributions from net realized gain on investment transactions	(0.06)	(0.01)	(0.01)	0		0

Total dividends and distributions	(0.13)	(0.11)	(0.17)	(0.21)		(0.33)

Net asset value, end of period	$12.61	$12.74	$12.70	$12.69		$12.68

Total return (a)	(0.01)%	1.18%	1.42%	1.75%		3.85%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$273,758	$394,515	$418,586	$591,202		$457,515
Average net assets (000 omitted)	$323,922	$437,015	$515,306	$556,818		$368,993
Ratio to average net assets of:
Expenses	0.62%	0.59%	0.62%	0.62%	+	0.62%
Net investment income	0.58%	0.80%	1.31%	1.65%	+	2.55%
Portfolio turnover rate	52%	51%	39%	23%		54%

See Footnote Summary on page 49.

See Notes to Financial Statements.

42	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09
Net asset value, beginning of period	$14.66	$14.42	$14.53	$14.36	$13.61

Income from investment operations:
Investment income, net†	0.38	0.43	0.44	0.44	0.46
Net realized and unrealized gain (loss) on investment transactions	(0.60)	0.24	(0.06)	0.20	0.79

Total from investment operations	(0.22)	0.67	0.38	0.64	1.25

Less dividends and distributions:
Dividends from net investment income	(0.38)	(0.43)	(0.44)	(0.44)	(0.46)
Distributions from net realized gain on investment transactions	(0.01)	0	(0.05)	(0.03)	(0.04)

Total dividends and distributions	(0.39)	(0.43)	(0.49)	(0.47)	(0.50)

Net asset value, end of period	$14.05	$14.66	$14.42	$14.53	$14.36

Total return (a)	(1.52)%	4.69%	2.74%	4.55%	9.42%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,345,338	$1,498,388	$1,579,981	$1,745,720	$1,692,410
Average net assets (000 omitted)	$1,414,589	$1,541,811	$1,652,024	$1,752,608	$1,643,093
Ratio to average net assets of:
Expenses	0.61%	0.61%	0.61%	0.61% +	0.61%
Net investment income	2.67%	2.93%	3.09%	3.05% +	3.33%
Portfolio turnover rate	17%	14%	14%	18%	19%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2013 Annual Report	43

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	CALIFORNIA MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09
Net asset value, beginning of period	$14.91	$14.62	$14.85	$14.55	$13.96

Income from investment operations:
Investment income, net†	0.38	0.45	0.46	0.47	0.48
Net realized and unrealized gain (loss) on investment transactions	(0.62)	0.29	(0.08)	0.34	0.63

Total from investment operations	(0.24)	0.74	0.38	0.81	1.11

Less dividends and distributions:
Dividends from net investment income	(0.38)	(0.45)	(0.46)	(0.47)	(0.48)
Distributions from net realized gain on investment transactions	0	0	(0.15)	(0.04)	(0.04)

Total dividends and distributions	(0.38)	(0.45)	(0.61)	(0.51)	(0.52)

Net asset value, end of period	$14.29	$14.91	$14.62	$14.85	$14.55

Total return (a)	(1.64)%	5.11%	2.70%	5.71%	8.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$903,265	$991,764	$1,031,911	$1,103,565	$1,154,961
Average net assets (000 omitted)	$951,766	$1,026,677	$1,059,794	$1,163,905	$1,186,613
Ratio to average net assets of:
Expenses	0.63%	0.63%	0.63%	0.63% +	0.63%
Net investment income	2.59%	3.03%	3.19%	3.23% +	3.39%
Portfolio turnover rate	23%	15%	14%	33%	14%

See Footnote Summary on page 49.

See Notes to Financial Statements.

44	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09
Net asset value, beginning of period	$14.92	$14.65	$14.75	$14.53	$13.81

Income from investment operations:
Investment income, net†	0.38	0.41	0.45	0.45	0.48
Net realized and unrealized gain (loss) on investment transactions	(0.54)	0.29	(0.03)	0.25	0.73

Total from investment operations	(0.16)	0.70	0.42	0.70	1.21

Less dividends and distributions:
Dividends from net investment income	(0.38)	(0.42)	(0.45)	(0.46)	(0.48)
Distributions from net realized gain on investment transactions	(0.02)	(0.01)	(0.07)	(0.02)	(0.01)

Total dividends and distributions	(0.40)	(0.43)	(0.52)	(0.48)	(0.49)

Net asset value, end of period	$14.36	$14.92	$14.65	$14.75	$14.53

Total return (a)	(1.10)%	4.81%	2.96%	4.90%	8.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$4,269,409	$4,684,176	$4,907,931	$5,129,063	$4,942,157
Average net assets (000 omitted)	$4,465,399	$4,839,804	$4,991,204	$5,176,769	$4,716,436
Ratio to average net assets of:
Expenses	0.56%	0.56%	0.56%	0.56% +	0.57%
Net investment income	2.58%	2.79%	3.08%	3.10% +	3.39%
Portfolio turnover rate	19%	16%	18%	21%	12%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2013 Annual Report	45

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO

	YEAR ENDED 9/30/13		YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09
Net asset value, beginning of period	$12.73		$12.82	$12.89	$12.70		$12.47

Income from investment operations
Investment income (loss), net†	(0	) (c)	0.02	0.09	0.10		0.24
Net realized and unrealized gain (loss) on investment transactions	(0.09)		0.05	0.02	0.22		0.25

Total from investment operations	(0.09)		0.07	0.11	0.32		0.49

Less dividends and distributions:
Dividends from net investment income	(0.07)		(0.07)	(0.13)	(0.13)		(0.26)
Distributions from net realized gain on investment transactions	(0.03)		(0.09)	(0.05)	0		0

Total dividends and distributions	(0.10)		(0.16)	(0.18)	(0.13)		(0.26)

Net asset value, end of period	$12.54		$12.73	$12.82	$12.89		$12.70

Total return (a)	(0.71)%		0.55%	0.87%	2.55%		3.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$52,870		$111,263	$130,219	$163,015		$172,741
Average net assets (000 omitted)	$82,099		$126,795	$149,555	$175,298		$163,493
Ratio to average net assets of:
Expenses	0.70%		0.68%	0.64%	0.64%	+	0.63%
Net investment income (loss)	(0.03)%		0.14%	0.67%	0.81%	+	1.90%
Portfolio turnover rate**	86%		95%	170%	181%		312%

See Footnote Summary on page 49.

See Notes to Financial Statements.

46	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION PLUS PORTFOLIO SHORT DURATION PLUS CLASS

	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09
Net asset value, beginning of period	$11.91	$11.89	$11.92	$11.65		$11.45

Income from investment operations:
Investment income, net†	0.05	0.06	0.12	0.20		0.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.11)	0.06	(0.01)	0.29		0.22

Total from investment operations	(0.06)	0.12	0.11	0.49		0.57

Less dividends:
Dividends from net investment income	(0.11)	(0.10)	(0.14)	(0.22)		(0.37)

Net asset value, end of period	$11.74	$11.91	$11.89	$11.92		$11.65

Total return (a)	(0.51)%	1.04%	0.96%	4.29%	*	5.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$395,172	$549,979	$629,603	$534,551		$424,137
Average net assets (000 omitted)	$467,653	$544,248	$624,052	$481,956		$367,415
Ratio to average net assets of:
Expenses	0.60%	0.62%	0.60%	0.62%	+	0.63%
Net investment income	0.39%	0.47%	0.99%	1.69%	+	3.08%
Portfolio turnover rate**	120%	134%	99%	107%		176%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2013 Annual Report	47

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERMEDIATE DURATION PORTFOLIO

	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09
Net asset value, beginning of period	$14.24	$14.16	$14.13	$13.18		$12.25

Income from investment operations
Investment income, net†	0.36	0.36	0.50	0.54		0.60
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.61)	0.40	0.18	0.97		1.07
Contributions from Adviser	0 (c)	0.01	0	0		0

Total from investment operations	(0.25)	0.77	0.68	1.51		1.67

Less dividends and distributions:
Dividends from net investment income	(0.41)	(0.38)	(0.50)	(0.56)		(0.62)
Distributions from net realized gain on investment transactions	(0.11)	(0.31)	(0.15)	0		(0.12)

Total dividends and distributions	(0.52)	(0.69)	(0.65)	(0.56)		(0.74)

Net asset value, end of period	$13.47	$14.24	$14.16	$14.13		$13.18

Total return (a)	(1.82)% *	5.65% #	5.09%	11.68%		14.41% *

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$3,966,383	$4,821,926	$5,159,683	$5,375,563		$5,007,391
Average net assets (000 omitted)	$4,405,415	$4,944,151	$5,261,269	$5,305,650		$4,463,855
Ratio to average net assets of:
Expenses	0.57%	0.57%	0.56%	0.56%	+	0.57%
Net investment income	2.57%	2.56%	3.55%	3.99%	+	4.96%
Portfolio turnover rate**	200%	154%	110%	90%		82%

See Footnote Summary on page 49.

See Notes to Financial Statements.

48	Sanford C. Bernstein Fund, Inc.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Tax-Managed International Portfolio for the year ended September 30, 2013 by 0.02%, the Intermediate Duration Portfolio for the years ended September 30, 2013 and September 30, 2009 by 0.01% and 0.01%, respectively, and of the Short Duration Plus Portfolio for the year ended September 30, 2010 by 0.01%.
**	The Portfolio accounts for dollar roll transactions as purchases and sales.
#	Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.10% for the year ended September 30, 2012.
†	Based on average shares outstanding.
‡	Net of fees and expenses waived by the Adviser.
+	The ratio includes expenses attributable to costs of proxy solicitation.
(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(b)	This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the applicable portfolio transaction fee. Effective May 2, 2005 the portfolio transaction fee payable when shares of the Portfolio are purchased or sold was reduced from 2.00% to 1.00%. Total return to a shareholder for the years ending September 30, 2013, September 30, 2012, September 30, 2011, September 30, 2010 and September 30, 2009, without taking into account these transaction fees would have been 0.14%, 12.34%, (21.38)%, 18.55% and 15.85%, respectively.
(c)	Amount is less than $.005.

See Notes to Financial Statements.

2013 Annual Report	49

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 18 portfolios (hereafter collectively referred to as the “Portfolios” and individually the “Portfolio”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED
International	International Class*, Class A, Class B and Class C
Tax-Managed International	Tax-Managed International Class*, Class A, Class B and Class C
Emerging Markets	Emerging Markets Class*

FIXED INCOME MUNICIPAL PORTFOLIOS
Short Duration New York Municipal	Short Duration New York Municipal Class*
Short Duration California Municipal	Short Duration California Municipal Class*
Short Duration Diversified Municipal	Short Duration Diversified Municipal Class*

INTERMEDIATE MUNICIPAL PORTFOLIOS
New York Municipal	Municipal Class, Class A, Class B and Class C*
California Municipal	Municipal Class, Class A, Class B and Class C*
Diversified Municipal	Municipal Class, Class A, Class B and Class C*

FIXED INCOME TAXABLE PORTFOLIOS
U.S. Government Short Duration	U.S. Government Short Duration Class*
Short Duration Plus	Short Duration Plus Class*, Class A, Class B and Class C
Intermediate Duration	Intermediate Duration Class*

*	Bernstein Class

OVERLAY PORTFOLIOS
Overlay A	Class 1 and Class 2
Tax-Aware Overlay A	Class 1 and Class 2
Overlay B	Class 1 and Class 2
Tax-Aware Overlay B	Class 1 and Class 2
Tax-Aware Overlay C	Class 1 and Class 2
Tax-Aware Overlay N	Class 1 and Class 2

Each Portfolio has its own investment objectives. This report relates only to the International Equity Portfolios, Fixed Income Municipal Portfolios, Intermediate Municipal Portfolios and Fixed Income Taxable Portfolios (together the “SCB Portfolios”). The financial statements of the Overlay Portfolios and the financial highlights of Class A, Class B and Class C Shares (collectively “Retail Classes”) of International, Tax-Managed International, New York Municipal, California Municipal, Diversified Municipal and Short Duration Plus Portfolios are presented in separate financial reports. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

50	Sanford C. Bernstein Fund, Inc.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads,

2013 Annual Report	51

Notes to Financial Statements (continued)

default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

52	Sanford C. Bernstein Fund, Inc.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2013:

INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks:
Financials	$25,415,543	$334,356,769		$—	$359,772,312
Consumer Discretionary	66,675,049	270,792,081		—	337,467,130
Industrials	1,301,400	216,385,975		—	217,687,375
Consumer Staples	6,448,024	175,002,051		—	181,450,075
Health Care	629,865	119,744,931		—	120,374,796
Materials	—	90,617,075		—	90,617,075
Telecommunication Services	9,754,294	69,666,747		—	79,421,041
Information Technology	16,739,743	52,772,427		—	69,512,170
Energy	5,944,373	54,294,644		—	60,239,017
Utilities	9,737,203	36,832,183		—	46,569,386
Warrants	474,869	—		23,055,999	23,530,868
Corporates—Non-Investment Grades	—	—		1,525,585	1,525,585
Rights	410,477	—		—	410,477
Investment Companies	322,368	—		—	322,368
Short-Term Investments	—	5,206,398		—	5,206,398
Total Investments in Securities	143,853,208	1,425,671,281	+	24,581,584	1,594,106,073
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	—	4,747,909		—	4,747,909
Liabilities:
Forward Currency Exchange Contracts	—	(2,770,547)		—	(2,770,547)
Total (a)	$143,853,208	$1,427,648,643		$24,581,584	$1,596,083,435

TAX-MANAGED INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks:
Financials	$59,852,182	$777,035,465		$—	$836,887,647
Consumer Discretionary	154,617,629	650,503,066		—	805,120,695
Industrials	2,975,515	521,490,747		—	524,466,262
Consumer Staples	8,534,773	417,462,456		—	425,997,229
Health Care	1,450,684	276,693,024		—	278,143,708
Materials	—	209,841,159		—	209,841,159
Telecommunication Services	22,927,459	171,530,218		—	194,457,677
Information Technology	33,268,846	135,066,931		—	168,335,777
Energy	14,080,179	128,268,345		—	142,348,524
Utilities	22,924,418	94,523,911		—	117,448,329
Warrants	1,095,268	—		54,991,794	56,087,062
Corporates—Non-Investment Grades	—	—		3,521,519	3,521,519
Rights	926,960	—		—	926,960
Investment Companies	740,232	—		—	740,232
Short-Term Investments	—	13,386,438		—	13,386,438
Total Investments in Securities	323,394,145	3,395,801,760	+	58,513,313	3,777,709,218

2013 Annual Report	53

Notes to Financial Statements (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3		TOTAL
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	—	$42,271,489		—		$42,271,489
Liabilities:
Forward Currency Exchange Contracts	—	(27,600,583)		—		(27,600,583)
Total (b)	$323,394,145	$3,410,472,666		$58,513,313		$3,792,380,124

EMERGING MARKETS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3		TOTAL
Assets:
Common Stocks:
Financials	$90,419,112	$211,092,597		$—		$301,511,709
Consumer Discretionary	62,345,879	161,869,112		—		224,214,991
Information Technology	19,758,531	181,120,976		—		200,879,507
Energy	80,483,327	44,736,372		—		125,219,699
Consumer Staples	27,648,700	74,599,681		—		102,248,381
Materials	26,821,102	58,657,729		106		85,478,937
Industrials	22,184,632	27,615,993		—		49,800,625
Telecommunication Services	—	20,315,184		—		20,315,184
Utilities	17,160,528	2,941,311		—		20,101,839
Health Care	—	19,866,447		—		19,866,447
Warrants	220,026	6,322,894		10,126,291		16,669,211
Corporates—Non-Investment Grades	—	—		705,711		705,711
Rights	24,063	—		—		24,063
Short-Term Investments	—	16,866,781		—		16,866,781
Total Investments in Securities	347,065,900	826,005,077	+	10,832,108		1,183,903,085
Other Financial Instruments*	—	—		—		—
Total (c)**	$347,065,900	$826,005,077		$10,832,108		$1,183,903,085

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$—	$95,465,260		$3,334,272	^	$98,799,532
Corporates—Investment Grades	—	5,330,448		—		5,330,448
Governments—Treasuries	—	999,805		—		999,805
Short-Term Investments	—	2,101,227		—		2,101,227
Total Investments in Securities	—	103,896,740		3,334,272		107,231,012
Other Financial Instruments*	—	—		—		—
Total++	$—	$103,896,740		$3,334,272		$107,231,012

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$—	$64,198,670		$757,719	^	$64,956,389
Corporates—Investment Grades	—	3,669,327		—		3,669,327
Short-Term Investments	—	295,535		—		295,535
Total Investments in Securities	—	68,163,532		757,719		68,921,251

54	Sanford C. Bernstein Fund, Inc.

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Other Financial Instruments*	—	—	—		—
Total++	$—	$68,163,532	$757,719		$68,921,251

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$—	$227,092,523	$4,207,175	^	$231,299,698
Short-Term Municipal Notes	—	22,000,000	—		22,000,000
Corporates—Investment Grades	—	18,890,816	—		18,890,816
Short-Term Investments	—	10,930,767	—		10,930,767
Total Investments in Securities	—	278,914,106	4,207,175		283,121,281
Other Financial Instruments*	—	—	—		—
Total++	$—	$278,914,106	$4,207,175		$283,121,281

NEW YORK MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$—	$1,563,861,213	$16,877,887	^	$1,580,739,100
Corporates—Investment Grades	—	12,495,368	—		12,495,368
Short-Term Investments	—	12,568,378	—		12,568,378
Total Investments in Securities	—	1,588,924,959	16,877,887		1,605,802,846
Other Financial Instruments*	—	—	—		—
Total++	$—	$1,588,924,959	$16,877,887		$1,605,802,846

CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$—	$956,450,818	$9,545,624	^	$965,996,442
Short-Term Municipal Notes	—	24,000,000	—		24,000,000
Corporates—Investment Grades	—	32,409,175	—		32,409,175
Short-Term Investments	—	16,800,263	—		16,800,263
Total Investments in Securities	—	1,029,660,256	9,545,624		1,039,205,880
Other Financial Instruments*	—	—	—		—
Total++	$—	$1,029,660,256	$9,545,624		$1,039,205,880

DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$—	$4,840,157,496	$68,088,102	^	$4,908,245,598
Short-Term Municipal Notes	—	90,160,000	—		90,160,000
Corporates—Investment Grades	—	357,650,475	—		357,650,475
Short-Term Investments	—	83,720,724	—		83,720,724
Total Investments in Securities	—	5,371,688,695	68,088,102		5,439,776,797
Other Financial Instruments*	—	—	—		—
Total##	$—	$5,371,688,695	$68,088,102		$5,439,776,797

2013 Annual Report	55

Notes to Financial Statements (continued)

U.S. GOVERNMENT SHORT DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Governments—Treasuries	$—	$31,810,919	$—		$31,810,919
Mortgage Pass-Throughs	—	14,214,253	—		14,214,253
Collateralized Mortgage Obligations	—	5,690,142	—		5,690,142
Commercial Mortgage-Backed Securities	—	772,433	—		772,433
Total Investments in Securities	—	52,487,747	—		52,487,747
Other Financial Instruments* :
Assets:
Futures	47,122	—	—		47,122	#
Liabilities:
Futures	(81,146)	—	—		(81,146	)#
Total++	$(34,024)	$52,487,747	$—		$52,453,723

SHORT DURATION PLUS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Mortgage Pass-Throughs	$—	$96,721,957	$—		$96,721,957
Commercial Mortgage-Backed Securities	—	81,263,549	2,871,907		84,135,456
Asset-Backed Securities	—	75,462,843	7,626,080	^	83,088,923
Corporates—Investment Grades	—	73,108,643	—		73,108,643
Governments—Treasuries	—	58,263,204	—		58,263,204
Collateralized Mortgage Obligations	—	15,280,065	2,796,210		18,076,275
Inflation-Linked Securities	—	9,763,678	—		9,763,678
Governments—Sovereign Agencies	—	3,424,688	—		3,424,688
Covered Bonds	—	1,835,906	—		1,835,906
Total Investments in Securities	—	415,124,533	13,294,197		428,418,730
Other Financial Instruments* :
Assets:
Futures	272,915	—	—		272,915	#
Liabilities:
Futures	(904,138)	—	—		(904,138	)#
Forward Currency Exchange Contracts	—	(13,733)	—		(13,733)
Total++	$(631,223)	$415,110,800	$13,294,197		$427,773,774

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Corporates—Investment Grades	$—	$925,281,580	$—		$925,281,580
Mortgage Pass-Throughs	—	897,835,991	—		897,835,991
Asset-Backed Securities	—	556,009,539	39,126,805		595,136,344
Governments—Treasuries	—	522,544,927	—		522,544,927
Commercial Mortgage-Backed Securities	—	399,828,046	36,169,887		435,997,933
Agencies	—	181,230,464	—		181,230,464
Corporates—Non-Investment Grades	—	128,270,534	—		128,270,534
Inflation-Linked Securities	—	79,928,575	—		79,928,575
Local Governments—Municipal Bonds	—	58,950,975	4,249,199		63,200,174

56	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Quasi-Sovereigns	—	$62,711,207	—		$62,711,207
Collateralized Mortgage Obligations	—	16,280,684	38,185,365		54,466,049
Governments—Sovereign Bonds	—	33,865,420	—		33,865,420
Preferred Stocks	16,632,257	—	—		16,632,257
Emerging Markets—Corporate Bonds	—	16,006,034	—		16,006,034
Bank Loans	—	—	1,665,000	^	1,665,000
Short-Term Investments:
Repurchase Agreements	—	240,000,000	—		240,000,000
Time Deposit	—	187,053,156	—		187,053,156
Treasury Bill	—	119,222,868	—		119,222,868
Total Investments in Securities	16,632,257	4,425,020,000	119,396,256		4,561,048,513
Other Financial Instruments*:
Assets:
Futures	1,868,142	—	—		1,868,142	#
Centrally Cleared Interest Rate Swaps	—	2,647,741	—		2,647,741	#
Interest Rate Swaps	—	1,786,422	—		1,786,422
Credit Default Swaps	—	543,065	—		543,065
Liabilities:
Futures	(57,537)	—	—		(57,537	)#
Forward Currency Exchange Contracts	—	(1,517,733)	—		(1,517,733)
Centrally Cleared Interest Rate Swaps	—	(4,197)	—		(4,197	)#
Interest Rate Swaps	—	(348,817)	—		(348,817)
Total##	$18,442,862	$4,428,126,481	$119,396,256		$4,565,965,599

^	The Portfolio held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

++	There were no transfers between Level 1 and Level 2 during the reporting period.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) as reported in the schedule of investments.

##	There were de minimis transfers under 1% of net assets from Level 1 to Level 2 during the reporting period.

**	There were de minimis transfers under 1% of net assets from Level 2 to Level 1 during the reporting period.

(a)	An amount of $20,128,549 was transferred from Level 2 to Level 1 due to increase in observable inputs during the reporting period.

(b)	An amount of $45,419,398 was transferred from Level 2 to Level 1 due to increase in observable inputs during the reporting period.

(c)	An amount of $14,821,348 was transferred from Level 1 to Level 2 due to insufficient observable inputs during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

2013 Annual Report	57

Notes to Financial Statements (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

INTERNATIONAL PORTFOLIO	WARRANTS	CORPORATES - NON-INVESTMENT GRADES	TOTAL
Balance as of 9/30/12	$25,650,404	$—	$25,650,404
Accrued discounts/(premiums)	—	15,555	15,555
Realized gain (loss)	468,408	61,241	529,649
Change in unrealized appreciation/depreciation	(1,183,499)	(496)	(1,183,995)
Purchases	15,223,881	3,789,650	19,013,531
Sales	(17,103,195)	(2,340,365)	(19,443,560)
Transfers in to Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of 9/30/13	$23,055,999	$1,525,585	$24,581,584

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/13*	$(1,895,849)	$(496)	$(1,896,345)

TAX-MANAGED INTERNATIONAL PORTFOLIO	WARRANTS	CORPORATES - NON-INVESTMENT GRADES	TOTAL
Balance as of 9/30/12	$59,928,917	$—	$59,928,917
Accrued discounts/(premiums)	—	35,887	35,887
Realized gain (loss)	622,899	141,239	764,138
Change in unrealized appreciation/depreciation	(3,321,169)	(1,143)	(3,322,312)
Purchases	31,543,359	8,740,684	40,284,043
Sales	(33,782,212)	(5,395,148)	(39,177,360)
Transfers in to Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of 9/30/13	$54,991,794	$3,521,519	$58,513,313

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/13*	$(4,938,185)	$(1,143)	$(4,939,328)

EMERGING MARKETS PORTFOLIO	COMMON STOCKS - MATERIALS	WARRANTS	CORPORATES - NON-INVESTMENT GRADES	TOTAL
Balance as of 9/30/12	$322,826	$9,648,575	$—	$9,971,401
Accrued discounts/(premiums)	—	—	7,204	7,204
Realized gain (loss)	—	(55,036)	28,379	(26,657)
Change in unrealized appreciation/depreciation	(322,720)	(466,819)	(229)	(789,768)
Purchases	—	2,609,318	1,755,905	4,365,223
Sales	—	(731,285)	(1,085,548)	(1,816,833)
Transfers in to Level 3	—	—	—	—
Transfers out of Level 3	—	(878,462)	—	(878,462)

Balance as of 9/30/13++	$106	$10,126,291	$705,711	$10,832,108

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/13*	$(322,720)	$(466,819)	$(229)	$(789,768)

58	Sanford C. Bernstein Fund, Inc.

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS ^	TOTAL
Balance as of 9/30/12	$4,091,675	$4,091,675
Accrued discounts/(premiums)	(20,750)	(20,750)
Realized gain (loss)	(14,411)	(14,411)
Change in unrealized appreciation/depreciation	(56,703)	(56,703)
Purchases	508,206	508,206
Sales	(1,715,000)	(1,715,000)
Transfers in to Level 3	541,255	541,255
Transfers out of Level 3	—	—

Balance as of 9/30/13++	$3,334,272	$3,334,272

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/13*	$(50,997)	$(50,997)

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS ^^	TOTAL
Balance as of 9/30/12	$960,572	$960,572
Accrued discounts/(premiums)	(1,049)	(1,049)
Realized gain (loss)	2,000	2,000
Change in unrealized appreciation/depreciation	(5,749)	(5,749)
Purchases	315,945	315,945
Sales	(514,000)	(514,000)
Transfers in to Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 9/30/13	$757,719	$757,719

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/13*	$7,016	$7,016

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS ^	TOTAL
Balance as of 9/30/12	$5,784,127	$5,784,127
Accrued discounts/(premiums)	(35,054)	(35,054)
Realized gain (loss)	(22,435)	(22,435)
Change in unrealized appreciation/depreciation	(101,235)	(101,235)
Purchases	1,116,852	1,116,852
Sales	(2,535,080)	(2,535,080)
Transfers in to Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 9/30/13	$4,207,175	$4,207,175

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/13*	$(91,968)	$(91,968)

2013 Annual Report	59

Notes to Financial Statements (continued)

NEW YORK MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS ^	TOTAL
Balance as of 9/30/12	$50,438,308	$50,438,308
Accrued discounts/(premiums)	(160,828)	(160,828)
Realized gain (loss)	118,526	118,526
Change in unrealized appreciation/depreciation	(1,137,814)	(1,137,814)
Purchases	284,763	284,763
Sales	(35,348,090)	(35,348,090)
Transfers in to Level 3	2,683,022	2,683,022
Transfers out of Level 3	—	—

Balance as of 9/30/13++	$16,877,887	$16,877,887

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/13*	$(561,355)	$(561,355)

CALIFORNIA MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS^	TOTAL
Balance as of 9/30/12	$23,189,725	$23,189,725
Accrued discounts/(premiums)	244,772	244,772
Realized gain (loss)	45,431	45,431
Change in unrealized appreciation/depreciation	25,301	25,301
Purchases	1,970,895	1,970,895
Sales	(15,930,500)	(15,930,500)
Transfers in to Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 9/30/13	$9,545,624	$9,545,624

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/13*	$220,429	$220,429

DIVERSIFIED MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS^	TOTAL
Balance as of 9/30/12	$78,185,467	$78,185,467
Accrued discounts/(premiums)	16,771	16,771
Realized gain (loss)	(501,482)	(501,482)
Change in unrealized appreciation/depreciation	(964,129)	(964,129)
Purchases	24,113,100	24,113,100
Sales	(24,679,278)	(24,679,278)
Transfers in to Level 3	—	—
Transfers out of Level 3	(8,082,347)	(8,082,347)

Balance as of 9/30/13++	$68,088,102	$68,088,102

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/13*	$(1,804,014)	$(1,804,014)

60	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO	COMMERCIAL MORTGAGE- BACKED SECURITIES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	TOTAL
Balance as of 9/30/12	$6,800,534	$9,177,230	$1,188,125	$17,165,889
Accrued discounts/(premiums)	(11)	1,380	(583)	786
Realized gain (loss)	—	9,070	(7,120)	1,950
Change in unrealized appreciation/depreciation	123,497	(26,524)	(163,209)	(66,236)
Purchases	—	3,529,986	2,371,652	5,901,638
Sales	(33,190)	(2,713,484)	(592,655)	(3,339,329)
Transfers in to Level 3	—	—	—	—
Transfers out of Level 3+	(4,018,923)	(2,351,578)	—	(6,370,501)

Balance as of 9/30/13	$2,871,907	$7,626,080	$2,796,210	$13,294,197

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/13*	$123,497	$(471)	$(163,209)	$(40,183)

INTERMEDIATE DURATION PORTFOLIO	ASSET- BACKED SECURITIES	COMMERCIAL MORTGAGE- BACKED SECURITIES	LOCAL - GOVERNMENTS MUNICIPAL BONDS	COLLATERALIZED MORTGAGE OBLIGATIONS
Balance as of 9/30/12	$65,762,852	$24,284,893	$—	$9,583,522
Accrued discounts/(premiums)	46,076	(198,442)	(1,202)	125,753
Realized gain (loss)	(14,069,647)	863,647	—	(846,902)
Change in unrealized appreciation/depreciation	13,583,999	(920,992)	67,253	(789,931)
Purchases	14,526,203	28,370,245	4,183,148	36,587,132
Sales	(21,628,666)	(16,229,464)	—	(5,089,073)
Transfers in to Level 3	—	—	—	—
Transfers out of Level 3	(19,094,012)	—	—	(1,385,136)

Balance as of 9/30/13++	$39,126,805	$36,169,887	$4,249,199	$38,185,365

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/13*	$(346,827)	$(920,992)	$67,253	$(1,757,156)

	BANK LOANS^	WARRANTS^^	TOTAL
Balance as of 9/30/12	$1,789,207	$—	$101,420,474
Accrued discounts/(premiums)	1,489	—	(26,326)
Realized gain (loss)	(1,079,164)	—	(15,132,066)
Change in unrealized appreciation/depreciation	1,071,204	—	13,011,533
Purchases	—	—	83,666,728
Sales	(117,736)	—	(43,064,939)
Transfers in to Level 3	—	—	—
Transfers out of Level 3	—	—	(20,479,148)

Balance as of 9/30/13	$1,665,000	$—	$119,396,256

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/13*	$(35,000)	$—	$(2,992,722)

2013 Annual Report	61

Notes to Financial Statements (continued)

^	The Portfolio held securities with zero market value at period end.

^^	The Portfolio held a security with zero market value that was sold during the period.

+	An amount of $6,370,500 was transferred out of Level 3 into Level 2 due to increase in observable inputs during the period.

++	There were de minimis transfers under 1% of net assets during the reporting period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Portfolio with material categories of Level 3 investments at September 30, 2013:

QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS

INTERNATIONAL PORTFOLIO

	FAIR VALUE AT 9/30/13	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE/ WEIGHTED AVERAGE
Warrants	$23,055,999	Indicative Market Quotations	Broker Quote	$0.10 - $149.79/$20.58
Corporates—Non-Investment Grades	1,525,585	Indicative market Quotations	Broker Quote	$95.25/ N/A

TAX-MANAGED INTERNATIONAL PORTFOLIO

	FAIR VALUE AT 9/30/13	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE/ WEIGHTED AVERAGE
Warrants	$54,991,794	Indicative Market Quotations	Broker Quote	$0.10 - $149.79/$20.09
Corporates—Non-Investment Grades	3,521,519	Indicative Market Quotations	Broker Quote	$95.54/ N/A

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	FAIR VALUE AT 9/30/13	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE/ WEIGHTED AVERAGE
Long-Term Municipal Bonds	$3,334,272	Third Party Vendor	Evaluated Quotes	$0.00 - $109.53/$95.21
	0	Qualitative Assessment		$0.00/ N/A

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

	FAIR VALUE AT 9/30/13	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE/ WEIGHTED AVERAGE
Long-Term Municipal Bonds	$757,719	Third Party Vendor	Evaluated Quotes	$30.00 - $106.68/$78.87
	0	Qualitative Assessment		$0.00/ N/A

62	Sanford C. Bernstein Fund, Inc.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	FAIR VALUE AT 9/30/13	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE/ WEIGHTED AVERAGE
Long-Term Municipal Bonds	$4,207,175	Third Party Vendor	Evaluated Quotes	$18.00 - $106.68/$93.26
	0	Qualitative Assessment		$0.00/ N/A

NEW YORK MUNICIPAL PORTFOLIO

	FAIR VALUE AT 9/30/13	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE/ WEIGHTED AVERAGE
Long-Term Municipal Bonds	$16,877,877	Third Party Vendor	Evaluated Quotes	$0.00 - $109.53/$80.43
	0	Qualitative Assessment		$0.00/ N/A

DIVERSIFIED MUNICIPAL PORTFOLIO

	FAIR VALUE AT 9/30/13	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE/ WEIGHTED AVERAGE
Long-Term Municipal Bonds	$68,088,102	Third Party Vendor	Evaluated Quotes	$30.00 - $119.42/$89.18

SHORT DURATION PLUS PORTFOLIO

	FAIR VALUE AT 9/30/13	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE/ WEIGHTED AVERAGE
Commercial Mortgage-Backed Securities	$2,871,907	Third Party Vendor	Evaluated Quotes	$93.04 - $98.74/$96.96
Asset-Backed Securities	7,626,080	Third Party Vendor	Evaluated Quotes	$95.41 - $102.20/$100.00
Collateralized Mortgage Obligations	2,796,210	Third Party Vendor	Evaluated Quotes	$78.88 -$100.15/$90.55

INTERMEDIATE DURATION PORTFOLIO

	FAIR VALUE AT 9/30/13	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE/ WEIGHTED AVERAGE
Asset-Backed Securities	$39,126,805	Third Party Vendor	Evaluated Quotes	$67.74 - $102.20/$94.47
Commercial Mortgage-Backed Securities	36,169,887	Third Party Vendor	Evaluated Quotes	$99.71 - $112.47/$104.89
Local Governments—Municipal Bonds	4,249,199	Third Party Vendor	Evaluated Quotes	$103.64/ N/A
Collateralized Mortgage Obligations	38,185,365	Third Party Vendor	Evaluated Quotes	$56.87 - $98.87/ $79.22
Bank Loans	1,665,000	Third Party Vendor	Vendor Quotes	$83.25/ N/A
	0	Qualitative Assessment		$0.00/ N/A

2013 Annual Report	63

Notes to Financial Statements (continued)

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

64	Sanford C. Bernstein Fund, Inc.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2013, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio based on net assets or other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Net investment income of each Portfolio except the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Dividends from net investment income, if any, of the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

2013 Annual Report	65

Notes to Financial Statements (continued)

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio—due to reclassifications of foreign currency, foreign capital gains tax, paydown gains (losses) and consent fees, the tax treatment of passive foreign investment companies (“PFICs”), Treasury inflation-protected securities, investments in partnerships, reclassifications of distributions, the tax treatment of swaps, and expiration of capital loss carryforwards, are reflected as adjustments to the components of capital as of September 30, 2013, as shown below:

PORTFOLIO	INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	INCREASE (DECREASE) TO ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
International	$0	$22,011	$(22,011)
Tax-Managed International	0	2,075,367	(2,075,367)
Emerging Markets	0	(743,724)	743,724
Short Duration New York Municipal	0	0	0
Short Duration California Municipal	0	1,631	(1,631)
Short Duration Diversified Municipal	0	(9,614)	9,614
New York Municipal	0	0	0
California Municipal	0	0	0
Diversified Municipal	0	(122,560)	122,560
U.S. Government Short Duration	0	496,615	(496,615)
Short Duration Plus	(3,594,854)	3,216,606	378,248
Intermediate Duration	(725)	9,829,689	(9,828,964)

I.	Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

J.	Portfolio Transaction Fee

The Emerging Markets Portfolio imposes a 1.00% fee on purchases and redemptions. This fee is retained by the Portfolio and is included in the financial statements as a component of additional paid-in capital.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

66	Sanford C. Bernstein Fund, Inc.

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
PORTFOLIO		FIRST $1 BILLION	NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
International		0.925%	0.850%	0.800%	0.750%	0.650%

	FIRST $1 BILLION	NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Tax-Managed International	0.925%	0.850%	0.800%	0.750%	0.650%	0.600%

		FIRST $1 BILLION	NEXT $1 BILLION	NEXT $1 BILLION	NEXT $3 BILLION	THEREAFTER
Emerging Markets		1.175%	1.050%	1.000%	0.900%	0.850%

					FIRST $750 MILLION	THEREAFTER
Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, U.S. Government Short Duration and Short Duration Plus					0.450%	0.400%
			FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
New York Municipal and California Municipal			0.500%	0.450%	0.400%	0.350%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Diversified Municipal and Intermediate Duration		0.500%	0.450%	0.400%	0.350%	0.300%

The Adviser has agreed to voluntarily waive the annual investment management fees of the International, Tax-Managed International and Emerging Markets Portfolios by an amount equal to .05% per annum of the respective average net assets of the Portfolios, effective November 1, 2011. For the period ending September 30, 2013, such waivers amounted to $765,956, $1,791,685 and $599,207, respectively.

During the year ended September 30, 2013, the Adviser reimbursed the Intermediate Duration Portfolio $725 for trading losses incurred due to trade entry errors.

B.	Shareholder Servicing Fee; Transfer Agency Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. The Shareholder Servicing Agreement does not apply to the Retail Classes. Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein Fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio except the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio to the Adviser for services is 0.10 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class during the month, and the fee paid by the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio for services is 0.25 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class during the month.

2013 Annual Report	67

Notes to Financial Statements (continued)

Under a Transfer Agency Agreement between the Sanford C. Bernstein Fund, Inc., on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the year ended September 30, 2013, the compensation retained by ABIS amounted to: International Portfolio, $12,768; Tax-Managed International Portfolio, $6,848; New York Municipal Portfolio, $33,071; California Municipal Portfolio, $16,537; Diversified Municipal Portfolio, $71,288; and Short Duration Plus Portfolio, $26,017.

C.	Distribution Arrangements—the Funds Except the Retail Classes

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the SCB Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Distribution Arrangements—the Retail Classes Only

The Retail Classes of the International Portfolio and Tax-Managed International Portfolio, the Intermediate Municipal Portfolios, and the Short Duration Plus Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to 0.30 of 1% of the Class A Shares, 1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. With respect to the Short Duration Plus Portfolio, effective April 1, 2012, the Retail Distributor voluntarily agreed to waive 0.55 of 1% to limit such fees to 0.45 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares. For the year ended September 30, 2013, such waiver amounted to $119,181. For the period February 1, 2011 through March 31, 2012, the Retail Distributor voluntarily waived 0.10 of 1% to limit such fees to 0.90 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Retail Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has incurred expenses in excess of the distribution costs reimbursed by each of the Retail Classes as follows:

	PORTFOLIO
	INTERNATIONAL	TAX-MANAGED INTERNATIONAL	NEW YORK MUNICIPAL	CALIFORNIA MUNICIPAL	DIVERSIFIED MUNICIPAL	SHORT DURATION PLUS
Class B	$198,352	$225,834	$745,956	$507,128	$458,501	$19,957
Class C	1,443,314	1,234,833	2,105,231	1,221,014	2,741,130	945,821

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E.	Other Transactions with Affiliates

Class A Shares of the Retail Classes are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Effective October 1, 2009, the Intermediate Municipal Portfolios Class A shares were sold with a reduced front-end sales charge of up to 3.00% for purchases up to $500,000; purchases of $500,000 or more will not be subject to a sales charge. With respect to purchases of $1,000,000 or more ($500,000 or more with respect to the Intermediate Municipal Portfolios effective October 1, 2009), Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B Shares of the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Class B Shares of the International Portfolio and the Tax-Managed International

68	Sanford C. Bernstein Fund, Inc.

Portfolio are currently sold with a contingent deferred sales charge that declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B Shares will automatically convert to Class A Shares six years after the end of the calendar month of purchase for the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio, and eight years after the end of the calendar month of purchase for the International Portfolio and the Tax-Managed International Portfolio. Class C Shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R Shares are not currently being offered but would be sold without an initial or contingent deferred sales charge and would be offered to certain group retirement plans.

AllianceBernstein Investments, Inc. has advised the Fund, that it has retained front-end sales charges from sales of Class A Shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B, and Class C Shares for the year ended September 30, 2013, as follows:

PORTFOLIO	FRONT-END SALES CHARGES CLASS A	CONTINGENT DEFERRED SALES CHARGES
		CLASS A	CLASS B	CLASS C
International	$126	$23	$68	$7
Tax-Managed International	142	0	300	0
New York Municipal	1,557	22,618	77	29,211
California Municipal	0	12,175	0	1,755
Diversified Municipal	0	178,676	0	56,665
Short Duration Plus	1,172	28,036	215	6,200

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the year ended September 30, 2013 were as follows:

PORTFOLIO	TOTAL COMMISSIONS	SANFORD C. BERNSTEIN & CO., LLC	SANFORD C. BERNSTEIN & CO., LTD.
International	$2,404,385	$0	$0
Tax-Managed International	5,551,145	0	0
Emerging Markets	1,741,185	0	0
U.S. Government Short Duration	2,502	0	0
Short Duration Plus	20,989	0	0
Intermediate Duration	4,477	0	0

There were no brokerage commissions paid by Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal and Diversified Municipal Portfolios for the year ended September 30, 2013.

Prior to September 15, 2008, the Intermediate Duration Portfolio had swap counterparty exposure to Lehman Brothers Holdings Inc. (“Lehman Brothers”), as a guarantor for Lehman Brothers Special Financing Inc. (“LBSF”), which filed for bankruptcy on September 15, 2008. As a result, on September 15, 2008, the Portfolio terminated all outstanding swap contracts with LBSF prior to their scheduled maturity dates in accordance with the terms of the swap agreements. Upon the termination of the swap contracts, Lehman Brothers’ obligations to the Portfolio amounted to $9,843,441. The Portfolio’s claim to these obligations is subject to the pending bankruptcy proceeding against the Lehman Brothers estate (the “Bankruptcy Claim”). In accordance with its error correction policy, the Adviser agreed to make the Portfolio whole

2013 Annual Report	69

Notes to Financial Statements (continued)

in respect of the amount of the recovery that would been paid on the Bankruptcy Claim in the event the Bankruptcy Claim was not honored by the Lehman Brothers estate, or with respect to any diminution in value upon the sale of the Bankruptcy Claim, in either case resulting from the manner in which the Bankruptcy Claim was processed by the Adviser. On April 9, 2012, the portfolio management team determined to dispose of the position held by the Portfolio that reflects the Bankruptcy Claim (thereby realizing upon the corresponding undertaking of the Adviser to make payment in respect of said Claim to make the Portfolio whole). On that date, the Bankruptcy Claim was being valued at $4,897,112 (49.75% of the Bankruptcy Claim), based upon the estimated recovery value. Accordingly, on April 13, 2012, the Adviser reimbursed the Portfolio in an amount equal to $4,897,112.

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2013, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
International	$1,073,409,302	$0	$1,234,862,920	$0
Tax-Managed International	2,503,858,644	0	2,800,351,877	0
Emerging Markets	533,454,703	0	607,605,941	0
Short Duration New York Municipal	51,360,910	12,995,039	72,230,775	11,999,375
Short Duration California Municipal	47,659,857	0	76,933,403	0
Short Duration Diversified Municipal	166,610,862	0	301,046,073	0
New York Municipal	291,979,222	0	382,854,150	0
California Municipal	223,358,806	14,963,672	301,548,904	14,992,969
Diversified Municipal	1,009,989,339	0	1,007,162,541	0
U.S. Government Short Duration	0	68,456,678	0	111,727,679
Short Duration Plus	246,598,437	392,838,543	142,513,903	583,400,765
Intermediate Duration	1,244,285,026	7,570,612,917	1,020,307,221	7,920,395,544

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, swap and written options transactions) are as follows:

	GROSS UNREALIZED			NET UNREALIZED APPRECIATION/ (DEPRECIATION)
PORTFOLIO	COST	APPRECIATION	(DEPRECIATION)
International	$1,374,672,517	$287,396,066	$(67,962,510)	$219,433,556
Tax-Managed International	3,181,407,435	746,973,910	(150,672,127)	596,301,783
Emerging Markets	1,145,576,381	172,423,359	(134,096,655)	38,326,704
Short Duration New York Municipal	108,313,738	391,380	(1,474,106)	(1,082,726)
Short Duration California Municipal	69,538,093	151,952	(768,794)	(616,842)
Short Duration Diversified Municipal	284,060,962	1,189,076	(2,128,757)	(939,681)
New York Municipal	1,566,717,506	68,452,737	(29,367,397)	39,085,340
California Municipal	1,015,525,126	44,891,502	(21,210,748)	23,680,754
Diversified Municipal	5,298,221,014	206,281,223	(64,725,440)	141,555,783
U.S. Government Short Duration	52,382,296	268,824	(163,373)	105,451
Short Duration Plus	430,577,616	1,255,600	(3,414,486)	(2,158,886)
Intermediate Duration	4,472,789,877	126,739,266	(38,480,630)	88,258,636

70	Sanford C. Bernstein Fund, Inc.

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into a futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2013, the International and Tax-Managed International Portfolios held futures for non-hedging purposes. The Intermediate Duration, U.S. Government Short Duration and Short Duration Plus Portfolios held futures for hedging purposes.

•	Forward Currency Exchange Contracts

The International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

2013 Annual Report	71

Notes to Financial Statements (continued)

Under certain circumstances, the Non-U.S. stock portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the year ended September 30, 2013, the Short Duration Plus and Intermediate Duration Portfolios held forward currency exchange contracts for hedging purposes. The International and Tax-Managed International Portfolios held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, certain Portfolios may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the year ended September 30, 2013, the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio held purchased options for hedging purposes. During the year ended September 30, 2013, the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio held written options for hedging purposes.

For the year ended September 30, 2013, the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio had the following transactions in written options:

INTERNATIONAL PORTFOLIO	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written outstanding as of 9/30/12	233,740	$1,916,989
Options written	0	0
Options expired	(233,740)	(1,916,989)
Options bought back	0	0
Options exercised	0	0

Options written outstanding as of 9/30/13	0	$0

72	Sanford C. Bernstein Fund, Inc.

TAX-MANAGED INTERNATIONAL PORTFOLIO	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written outstanding as of 9/30/12	550,200	$4,512,397
Options written	0	0
Options expired	(550,200)	(4,512,397)
Options bought back	0	0
Options exercised	0	0

Options written outstanding as of 9/30/13	0	$0

EMERGING MARKETS PORTFOLIO	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written outstanding as of 9/30/12	15,000	$1,979,570
Options written	0	0
Options expired	(15,000)	(1,979,570)
Options bought back	0	0
Options exercised	0	0

Options written outstanding as of 9/30/13	0	$0

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. Certain Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received in connection with credit default swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the

2013 Annual Report	73

Notes to Financial Statements (continued)

Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fixed-Income Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2013, the Intermediate Duration Portfolio held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fixed-Income Portfolios may enter into credit default swaps for multiple reasons, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the year ended September 30, 2013, the Intermediate Duration Portfolio held credit default swaps for non-hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit

74	Sanford C. Bernstein Fund, Inc.

soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At September 30, 2013, the Intermediate Duration Portfolio had Sale Contracts outstanding with Maximum Payout Amounts aggregating $12,540,000, with net unrealized appreciation of $543,065 and terms of less than 5 years, as reflected in the schedule of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of September 30, 2013, none of Portfolios had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Documentation governing the Portfolios’ OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolios’ counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of September 30, 2013, the Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal and U.S. Government Short Duration Portfolios did not have OTC derivatives with contingent features in net liability positions. As of September 30, 2013, the following Portfolios had OTC derivatives with contingent features in net liability positions:

PORTFOLIO	TOTAL MARKET VALUE OF OTC DERIVATIVES	MARKET VALUE OF COLLATERAL PLEDGED	UNCOLLATERALIZED AMOUNT
International	$2,096,524	$0	$2,096,524
Tax-Managed International	6,755,518	0	6,755,518
Short Duration Plus	13,733	0	13,733
Intermediate Duration	1,509,807	0	1,509,807

If a trigger event had occurred at September 30, 2013, for those derivatives in a net liability position, the uncollateralized amount would be required to be posted by the Portfolios.

At September 30, 2013, the Portfolios had entered into the following derivatives:

INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$4,747,909	Unrealized depreciation of forward currency exchange contracts	$2,770,547
Total		$4,747,909		$2,770,547

The effect of derivative instruments on the statement of operations for the year ended September 30, 2013:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(220,364)	$99,493
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	14,209,590	3,418,313

2013 Annual Report	75

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(5,001,101)	$4,516,244
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	2,002,905	(1,886,952)
Total		$10,991,030	$6,147,098

TAX-MANAGED INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$42,271,489	Unrealized depreciation of forward currency exchange contracts	$27,600,583
Total		$42,271,489		$27,600,583

The effect of derivative instruments on the statement of operations for the year ended September 30, 2013:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(874,072)	$—
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	26,263,315	14,014,589
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(11,772,079)	10,630,776
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	4,714,634	(4,441,694)
Total		$18,331,798	$20,203,671

76	Sanford C. Bernstein Fund, Inc.

EMERGING MARKETS PORTFOLIO

The effect of derivative instruments on the statement of operations for the year ended September 30, 2013:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$1,979,570	$(1,837,070)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(4,695,386)	3,810,386
Total		$(2,715,816)	$1,973,316

U.S. GOVERNMENT SHORT DURATION PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Margin due from/owed to broker on futures	$47,122	*	Margin due from/owed to broker on futures	$81,146	*
Total		$47,122			$81,146

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2013:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(74,001)	$(56,379)
Total		$(74,001)	$(56,379)

SHORT DURATION PLUS PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Margin due from/owed to broker on futures	$272,915	*	Margin due from/owed to broker on futures	$904,138	*
Foreign exchange contracts				Unrealized depreciation of forward currency exchange contracts	13,733
Total		$272,915			$917,871

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) as reported in the schedule of investments.

2013 Annual Report	77

Notes to Financial Statements (continued)

The effect of derivative instruments on the statement of operations for the year ended September 30, 2013:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$566,150	$(635,378)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	421,711	(104,665)
Total		$987,861	$(740,043)

INTERMEDIATE DURATION PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Margin due from/owed to broker on futures	$1,868,142	*	Margin due from/owed to broker on futures	$57,537*
Foreign exchange contracts				Unrealized depreciation of forward currency exchange contracts	1,517,733
Interest rate contracts	Unrealized appreciation of interest rate swaps	1,786,422		Unrealized depreciation of interest rate swaps	348,817
Interest rate contracts	Margin due from/owed to broker on centrally cleared swaps	2,647,741	*	Margin due from/owed to broker on centrally cleared swaps	4,197*
Credit contracts	Unrealized appreciation of credit default swaps	543,065
Total		$6,845,370			$1,928,284

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2013:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(213,176)	$1,832,317
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	58,437	(1,466,419)

78	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(1,055,504)	$4,740,958
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(3,562,575)	2,643,544
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	323,602	508,016
Total		$(4,449,216)	$8,258,416

The following tables represent the volume of the Portfolios’ derivative transactions during the year ended September 30, 2013:

INTERNATIONAL PORTFOLIO
Futures:
Average original value of buy contracts	$5,720,602	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$469,495,241
Average principal amount of sale contracts	$468,211,939
Purchased Options:
Average monthly cost	$4,786,575	(b)

(a)	Positions were open for one month during the year.

(b)	Positions were open for two months during the year.

TAX-MANAGED INTERNATIONAL PORTFOLIO
Futures:
Average original value of buy contracts	$17,545,681	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,104,504,341
Average principal amount of sale contracts	$1,105,147,698
Purchased Options:
Average monthly cost	$11,267,107	(b)

(a)	Positions were open for one month during the year.

(b)	Positions were open for two months during the year.

EMERGING MARKETS PORTFOLIO
Purchased Options:
Average monthly cost	$4,695,386	(a)

(a)	Positions were open for two months during the year.

2013 Annual Report	79

Notes to Financial Statements (continued)

U.S. GOVERNMENT SHORT DURATION PORTFOLIO
Futures:
Average original value of buy contracts	$18,285,040
Average original value of sale contracts	$2,908,684	(a)

(a)	Positions were open for eleven months during the year.

SHORT DURATION PLUS PORTFOLIO
Futures:
Average original value of buy contracts	$144,525,335
Average original value of sale contracts	$45,937,972
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$3,806,499	(a)
Average principal amount of sale contracts	$5,666,695

(a)	Positions were open for eight months during the year.

INTERMEDIATE DURATION PORTFOLIO
Futures:
Average original value of buy contracts	$93,398,148	(a)
Average original value of sale contracts	$29,484,929
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,630,329	(b)
Average principal amount of sale contracts	$180,871,396
Interest Rate Swaps:
Average notional amount	$120,939,170
Centrally Cleared Interest Rate Swaps:
Average notional amount	$121,469,041	(c)
Credit Default Swaps:
Average notional amount of sale contracts	$13,166,923

(a)	Positions were open for three months during the year.

(b)	Positions were open for eight months during the year.

(c)	Positions were open for five months during the year.

C.	Currency Transactions

The International, Tax-Managed International, Emerging Markets, Short Duration Plus and Intermediate Duration Portfolios may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	Mortgage-Backed Dollar Rolls

The U.S. Government Short Duration Portfolio, the Short Duration Plus Portfolio and the Intermediate Duration Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and

80	Sanford C. Bernstein Fund, Inc.

the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended September 30, 2013, the U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio earned drop income of $3,315, $86,163 and $10,210,822, respectively, which is included in interest income in the accompanying statement of operations.

E.	Reverse Repurchase Agreements

Under a reverse repurchase agreement, a Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended September 30, 2013, the average amount of reverse repurchase agreements outstanding for the Intermediate Duration Portfolio was $14,629,408 and the daily weighted average annualized interest rate was (0.79)%. During the period, the Intermediate Duration Portfolio received net interest payment from counterparties.

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2013 and September 30, 2012 were as follows:

PORTFOLIO	2013	2012
International
Distributions paid from:
Ordinary income	$28,680,557	$30,720,671

Total distributions paid	$28,680,557	$30,720,671

Tax-Managed International
Distributions paid from:
Ordinary income	$72,321,647	$81,441,475

Total distributions paid	$72,321,647	$81,441,475

Emerging Markets
Distributions paid from:
Ordinary income	$16,127,410	$11,926,273
Long-term capital gains	0	46,407,518

Total distributions paid	$16,127,410	$58,333,791

Short Duration New York Municipal
Distributions paid from:
Ordinary income	$156,542	$155,231

Total taxable distributions paid	156,542	155,231
Tax exempt distributions	461,698	995,449

Total distributions paid	$618,240	$1,150,680

2013 Annual Report	81

Notes to Financial Statements (continued)

PORTFOLIO	2013	2012
Short Duration California Municipal
Distributions paid from:
Ordinary income	$39,743	$22,609
Long-term capital gains	135,845	21,074

Total taxable distributions paid	175,588	43,683
Tax exempt distributions	233,135	498,442

Total distributions paid	$408,723	$542,125

Short Duration Diversified Municipal
Distributions paid from:
Ordinary income	$344,862	$404,633
Long-term capital gains	1,460,457	157,164

Total taxable distributions paid	1,805,319	561,797
Tax exempt distributions	1,575,284	3,218,766

Total distributions paid	$3,380,603	$3,780,563

New York Municipal
Distributions paid from:
Ordinary income	$278,751	$181,258
Long-term capital gains	865,321	0

Total taxable distributions paid	1,144,072	181,258
Tax exempt distributions	45,181,371	52,150,638

Total distributions paid	$46,325,443	$52,331,896

California Municipal
Distributions paid from:
Ordinary income	$614,296	$410,006
Long-term capital gains	0	0

Total taxable distributions paid	614,296	410,006
Tax exempt distributions	27,540,947	33,549,830

Total distributions paid	$28,155,243	$33,959,836

Diversified Municipal
Distributions paid from:
Ordinary income	$4,007,496	$5,729,615
Long-term capital gains	7,044,760	1,894,314

Total taxable distributions paid	11,052,256	7,623,929
Tax exempt distributions	133,842,222	151,441,700

Total distributions paid	$144,894,478	$159,065,629

U.S. Government Short Duration
Distributions paid from:
Ordinary income	$485,378	$856,955
Long-term capital gains	268,428	752,772

Total distributions paid	$753,806	$1,609,727

82	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	2013	2012
Short Duration Plus
Distributions paid from:
Ordinary income	$4,709,889	$5,042,813

Total distributions paid	$4,709,889	$5,042,813

Intermediate Duration
Distributions paid from:
Ordinary income	$163,595,747	$156,044,451
Long-term capital gains	1,961,283	88,195,671

Total distributions paid	$165,557,030	$244,240,122

As of September 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG TERM CAPITAL GAINS	ACCUMULATED CAPITAL AND OTHER LOSSES(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
International	$28,990,696	$—	$(1,155,032,005)	$220,433,592	$(905,607,717)
Tax-Managed International	75,596,414	—	(2,318,542,337)	599,062,830	(1,643,883,093)
Emerging Markets	13,173,367	—	(29,465,542)	38,127,055	21,834,880
Short Duration New York Municipal	23,438	164,723	0	(1,082,726)	(894,565)
Short Duration California Municipal	15,845	166,002	0	(616,842)	(434,995)
Short Duration Diversified Municipal	72,713	437,449	0	(939,681)	(429,519)
New York Municipal	1,077,312	—	(30,561)	39,085,340	40,132,091
California Municipal	349,157	—	(3,251,922)	23,680,754	20,777,989
Diversified Municipal	3,205,773	160,569	0	141,555,783	144,922,125
U.S. Government Short Duration	137,957	—	(604,871)	105,452	(361,462)
Short Duration Plus	359,236	—	(28,691,000)	(2,158,634)	(30,490,398)
Intermediate Duration	2,263,440	—	(1,832,627)	93,250,496	93,681,309

(a)	Includes tax exempt income as shown below:

Short Duration New York Municipal	$23,438
Short Duration Diversified Municipal	72,713
New York Municipal	1,077,312
California Municipal	349,157
Diversified Municipal	3,205,773

(b)	During the fiscal year ended September 30, 2013, International, Tax-Managed International, Short Duration New York Municipal Portfolio, California Municipal Portfolio, and New York Municipal Portfolio utilized capital loss carryforwards of $40,063,720, $76,586,728, $78,005, $3,848,483, and $1,474,925, respectively, to offset current year net realized gains. At September 30, 2013, U.S. Government Short Duration Portfolio deferred $1,752 in straddle losses, Short Duration Plus Portfolio deferred $10,407 in straddles losses and Intermediate Duration Portfolio deferred $99,910 in straddle losses. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. In this regard, Intermediate Duration Portfolio elected to defer $1,732,717 of post-October short-term capital losses that are deemed to arise on October 31, 2013. Additionally, as of September 30, 2013 certain Portfolios had capital loss carryforwards for federal income tax purposes.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs) and the realization for tax purposes of gains/losses on certain derivative instruments.

2013 Annual Report	83

Notes to Financial Statements (continued)

(d)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the treatment of interest on defaulted securities and dividends payable to shareholders. In addition, the International and Tax-Managed International Portfolios had cumulative disallowance of post August 17, 2012 French withholding expense.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2013, the following Portfolios had net capital loss carryforwards which will expire as follows:

PORTFOLIO	SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
International	$137,445,488	n/a	2017
International	910,864,476	n/a	2018
International	17,358,372	$89,363,669	No expiration
Tax-Managed International	344,280,794	n/a	2017
Tax-Managed International	1,714,396,065	n/a	2018
Tax-Managed International	102,663,095	157,202,383	No expiration
Emerging Markets	25,053,346	4,412,196	No expiration
California Municipal	2,406,179	n/a	2019
California Municipal	—	845,743	No expiration
Short Duration Plus	6,491,604	n/a	2014
Short Duration Plus	4,022,522	n/a	2015
Short Duration Plus	920,045	n/a	2016
Short Duration Plus	5,807,512	n/a	2017
Short Duration Plus	1,960,592	n/a	2018
Short Duration Plus	2,061,764	n/a	2019
Short Duration Plus	3,818,836	3,597,718	No expiration
Government Short Duration	530,250	72,869	No expiration

NOTE 5.	Risks Involved in Investing in the Portfolios

Emerging Markets and International Portfolios—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities.

In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Actions by a Few Major Investors—In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Emerging Markets Portfolio.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

84	Sanford C. Bernstein Fund, Inc.

Country Concentration Risk—The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—The allocation of investments among investment disciplines may have a significant effect on the Portfolio’s performance when the investment disciplines in which the Portfolio has greater exposure perform worse than the investment disciplines with less exposure.

Fixed Income Portfolios—Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Riskier than a Money-Market Fund—The Short Duration Portfolios invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Mortgage-Related Securities Risk—In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

Lower-Rated Securities Risk—Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

2013 Annual Report	85

Notes to Financial Statements (continued)

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

No Government Guarantee—Investments in the U.S. Government Short Duration Portfolio are not insured by U.S. Government.

Leverage Risk—When a Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The two New York Municipal Portfolios and two California Municipal Portfolios invest primarily in securities issued by the State of New York and California, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The Short Duration New York, Short Duration California, New York Municipal and California Municipal Portfolios are not “diversified.” This means the Portfolios can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolio’s net asset value.

Tax Risk—With respect to the Municipal Portfolio, there is no guarantee that all of the Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates, or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

86	Sanford C. Bernstein Fund, Inc.

NOTE 6.	Capital-Share Transactions

The Fund has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. The allocation is as follows:

	ALLOCATION OF SHARES (IN MILLIONS)
PORTFOLIO	BERNSTEIN CLASS SHARES	RETAIL CLASS A SHARES	RETAIL CLASS B SHARES	RETAIL CLASS C SHARES	TOTAL
International	600	200	200	200	1400	(a)
Tax-Managed International	600	200	200	200	1200
Emerging Markets	200	0	0	0	200
Short Duration New York Municipal	100	0	0	0	100
Short Duration California Municipal	100	0	0	0	100
Short Duration Diversified Municipal	100	0	0	0	100
New York Municipal	400	200	200	200	1000
California Municipal	200	200	200	200	800
Diversified Municipal	800	400	400	400	2000
U.S. Government Short Duration	200	0	0	0	200
Short Duration Plus	200	200	200	200	1000	(a)
Intermediate Duration	600	0	0	0	600
Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N	3600	0	0	0	3600	(b)

(a)	An additional 200 million is allocated to the retirement class of shares which is not currently being offered.

(b)	3.6 billion has been allocated to the Overlay Portfolios of which 300 million is allocated to Class 1 and 300 million is allocated to Class 2 shares for each Overlay Portfolio.

Share transactions for each Portfolio for the years ended September 30, 2013 and September 30, 2012, were as follows:

	INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
International Class Shares
Shares sold	13,142,135	35,737,933	$190,340,328	$454,335,702
Shares issued to shareholders on reinvestment of dividends	1,825,022	254,749	24,911,553	3,051,895
Shares redeemed	(26,851,107)	(44,720,160)	(385,718,262)	(586,630,625)

Net decrease	(11,883,950)	(8,727,478)	(170,466,381)	(129,243,028)
Beginning of period	112,260,369	120,987,847	2,646,827,173	2,776,070,201

End of period	100,376,419	112,260,369	$2,476,360,792	$2,646,827,173

Class A Shares
Shares sold	31,608	57,436	$448,174	$734,196
Shares issued to shareholders on reinvestment of dividends	5,852	8,678	79,057	103,531
Shares converted from Class B	8,579	9,456	123,581	120,705
Shares redeemed	(220,990)	(187,553)	(3,121,554)	(2,457,299)

Net decrease	(174,951)	(111,983)	(2,470,742)	(1,498,867)
Beginning of period	474,538	586,521	25,030,082	26,528,949

End of period	299,587	474,538	$22,559,340	$25,030,082

2013 Annual Report	87

Notes to Financial Statements (continued)

	INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT
	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Class B Shares
Shares sold	1,276	3,323	$17,816	$42,580
Shares issued to shareholders on reinvestment of dividends	142	291	1,917	3,464
Shares converted to Class A	(8,597)	(9,487)	(123,581)	(120,705)
Shares redeemed	(16,104)	(19,427)	(235,319)	(244,965)

Net decrease	(23,283)	(25,300)	(339,167)	(319,626)
Beginning of period	41,653	66,953	2,135,291	2,454,917

End of period	18,370	41,653	$1,796,124	$2,135,291

Class C Shares
Shares sold	15,975	19,567	$228,986	$245,645
Shares issued to shareholders on reinvestment of dividends	1,185	1,351	16,062	16,149
Shares redeemed	(69,923)	(123,621)	(986,576)	(1,605,101)

Net decrease	(52,763)	(102,703)	(741,528)	(1,343,307)
Beginning of period	222,570	325,273	13,558,373	14,901,680

End of period	169,807	222,570	$12,816,845	$13,558,373

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Tax-Managed International Class Shares
Shares sold	33,311,751	57,853,391	$483,355,614	$759,377,959
Shares issued to shareholders on reinvestment of dividends	3,921,184	515,833	53,798,640	6,220,938
Shares redeemed	(56,966,994)	(87,783,543)	(818,567,905)	(1,140,326,478)

Net decrease	(19,734,059)	(29,414,319)	(281,413,651)	(374,727,581)
Beginning of period	258,557,373	287,971,692	5,646,116,396	6,020,843,977

End of period	238,823,314	258,557,373	$5,364,702,745	$5,646,116,396

Class A Shares
Shares sold	11,560	10,681	$165,886	$133,926
Shares issued to shareholders on reinvestment of dividends	1,108	1,847	15,012	22,092
Shares converted from Class B	937	1,149	13,237	15,047
Shares redeemed	(22,985)	(84,856)	(327,092)	(1,137,586)

Net decrease	(9,380)	(71,179)	(132,957)	(966,521)
Beginning of period	107,530	178,709	6,679,065	7,645,586

End of period	98,150	107,530	$6,546,108	$6,679,065

88	Sanford C. Bernstein Fund, Inc.

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT
	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Class B Shares
Shares issued to shareholders on reinvestment of dividends	0	67	$0	$801
Shares converted to Class A	(940)	(1,160)	(13,237)	(15,047)
Shares redeemed	(8,010)	(213)	(108,947)	(2,701)

Net decrease	(8,950)	(1,306)	(122,184)	(16,947)
Beginning of period	10,145	11,451	406,894	423,841

End of period	1,195	10,145	$284,710	$406,894

Class C Shares
Shares sold	3,478	0	$52,000	$0
Shares issued to shareholders on reinvestment of dividends	0	192	0	2,292
Shares redeemed	(17,310)	(21,103)	(239,749)	(266,755)

Net decrease	(13,832)	(20,911)	(187,749)	(264,463)
Beginning of period	43,050	63,961	2,685,359	2,949,822

End of period	29,218	43,050	$2,497,610	$2,685,359

	EMERGING MARKETS PORTFOLIO		SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Shares sold	7,374,498	6,164,052	4,559,636	4,526,875
Shares issued to shareholders on reinvestment of dividends and distributions	543,640	2,365,753	41,445	58,388
Shares redeemed	(10,072,562)	(13,222,645)	(6,488,610)	(6,688,120)

Net decrease in shares outstanding	(2,154,424)	(4,692,840)	(1,887,529)	(2,102,857)
Shares outstanding at beginning of period	46,391,123	51,083,963	10,582,909	12,685,766

Shares outstanding at end of period	44,236,699	46,391,123	8,695,380	10,582,909

2013 Annual Report	89

Notes to Financial Statements (continued)

	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO		SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Shares sold	5,943,558	6,070,202	20,607,438	24,059,698
Shares issued to shareholders on reinvestment of dividends and distributions	30,084	32,383	244,002	221,705
Shares redeemed	(8,341,865)	(7,844,624)	(30,111,418)	(26,277,278)

Net decrease in shares outstanding	(2,368,223)	(1,742,039)	(9,259,978)	(1,995,875)
Shares outstanding at beginning of period	7,958,033	9,700,072	30,975,018	32,970,893

Shares outstanding at end of period	5,589,810	7,958,033	21,715,040	30,975,018

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Municipal Class Shares
Shares sold	18,854,574	16,794,979	$272,191,875	$244,040,427
Shares issued to shareholders on reinvestment of dividends and distributions	1,976,982	1,243,831	28,506,878	18,131,608
Shares redeemed	(27,247,199)	(25,458,169)	(393,919,105)	(370,064,727)

Net decrease	(6,415,643)	(7,419,359)	(93,220,352)	(107,892,692)
Beginning of period	102,176,661	109,596,020	1,390,677,409	1,498,570,101

End of period	95,761,018	102,176,661	$1,297,457,057	$1,390,677,409

Class A Shares
Shares sold	6,212,245	6,796,687	$89,891,515	$98,919,487
Shares issued to shareholders on reinvestment of dividends and distributions	271,958	299,264	3,921,586	4,350,058
Shares converted from Class B	5,601	6,235	80,712	90,301
Shares redeemed	(7,782,376)	(3,060,555)	(111,100,980)	(44,469,771)

Net increase (decrease)	(1,292,572)	4,041,631	(17,207,167)	58,890,075
Beginning of period	16,784,282	12,742,651	240,340,988	181,450,913

End of period	15,491,710	16,784,282	$223,133,821	$240,340,988

Class B Shares
Shares sold	119	515	$1,722	$7,432
Shares issued to shareholders on reinvestment of dividends and distributions	509	761	7,328	11,055
Shares converted to Class A	(5,603)	(6,238)	(80,712)	(90,301)
Shares redeemed	(5,360)	(6,775)	(77,520)	(98,878)

Net decrease	(10,335)	(11,737)	(149,182)	(170,692)

Beginning of period	40,586	52,323	1,378,530	1,549,222

End of period	30,251	40,586	1,229,348	$1,378,530

90	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT
	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Class C Shares
Shares sold	1,522,805	2,568,330	22,112,290	$37,394,245
Shares issued to shareholders on reinvestment of dividends and distributions	88,361	83,829	1,274,166	1,218,926
Shares redeemed	(2,057,872)	(917,776)	(29,401,274)	(13,321,908)

Net increase (decrease)	(446,706)	1,734,383	(6,014,818)	25,291,263
Beginning of period	6,216,231	4,481,848	89,654,240	64,362,977

End of period	5,769,525	6,216,231	$83,639,422	$89,654,240

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Municipal Class Shares
Shares sold	13,808,208	11,766,729	$202,999,781	$173,788,582
Shares issued to shareholders on reinvestment of dividends	1,292,333	812,969	18,956,146	12,054,214
Shares redeemed	(18,410,899)	(16,610,862)	(270,464,280)	(245,745,529)

Net decrease	(3,310,358)	(4,031,164)	(48,508,353)	(59,902,733)
Beginning of period	66,530,437	70,561,601	926,865,315	986,768,048

End of period	63,220,079	66,530,437	$878,356,962	$926,865,315

Class A Shares
Shares sold	4,973,929	4,807,998	$72,889,289	$71,169,766
Shares issued to shareholders on reinvestment of dividends	106,800	89,126	1,563,891	1,318,186
Shares converted from Class B	1,439	1,641	21,103	24,308
Shares redeemed	(4,296,659)	(1,359,830)	(62,261,185)	(20,164,820)

Net increase	785,509	3,538,935	12,213,098	52,347,440
Beginning of period	7,640,239	4,101,304	111,708,213	59,360,773

End of period	8,425,748	7,640,239	$123,921,311	$111,708,213

2013 Annual Report	91

Notes to Financial Statements (continued)

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT
	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Class B Shares
Shares sold	0 (a)	408	$4	$6,074
Shares issued to shareholders on reinvestment of dividends	27	79	401	1,152
Shares converted to Class A	(1,439)	(1,641)	(21,103)	(24,308)
Shares redeemed	(1,395)	(5,402)	(20,366)	(79,965)

Net decrease	(2,807)	(6,556)	(41,064)	(97,047)
Beginning of period	4,381	10,937	483,690	580,737

End of period	1,574	4,381	$442,626	$483,690

Class C Shares
Shares sold	534,824	524,921	$7,889,899	$7,772,661
Shares issued to shareholders on reinvestment of dividends	21,144	21,250	310,039	314,091
Shares redeemed	(309,489)	(204,406)	(4,471,736)	(3,031,918)

Net increase	246,479	341,765	3,728,202	5,054,834
Beginning of period	1,720,671	1,378,906	25,099,191	20,044,357

End of period	1,967,150	1,720,671	$28,827,393	$25,099,191

(a)	Share amount is less than one full share.

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Municipal Class Shares
Shares sold	72,076,594	66,943,235	$1,060,682,519	$990,031,009
Shares issued to shareholders on reinvestment of dividends and distributions	6,402,765	3,815,108	94,058,015	56,568,873
Shares redeemed	(95,163,976)	(91,640,337)	(1,400,539,903)	(1,355,949,661)

Net decrease	(16,684,617)	(20,881,994)	(245,799,369)	(309,349,779)
Beginning of period	314,057,357	334,939,351	4,357,609,279	4,666,959,058

End of period	297,372,740	314,057,357	$4,111,809,910	$4,357,609,279

92	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT
	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Class A Shares
Shares sold	56,513,951	30,591,077	$819,875,139	$453,380,046
Shares issued to shareholders on reinvestment of dividends and distributions	825,695	820,760	12,127,941	12,148,110
Shares converted from Class B	6,871	16,239	101,823	241,744
Shares redeemed	(34,457,451)	(13,677,066)	(505,553,638)	(202,377,831)

Net increase	22,889,066	17,751,010	326,551,265	263,392,069
Beginning of period	54,303,772	36,552,762	793,910,820	530,518,751

End of period	77,192,838	54,303,772	$1,120,462,085	$793,910,820

Class B Shares
Shares sold	6,391	13,088	$94,335	$194,672
Shares issued to shareholders on reinvestment of dividends and distributions	438	658	6,444	9,739
Shares converted to Class A	(6,869)	(16,232)	(101,823)	(241,744)
Shares redeemed	(9,274)	(17,288)	(134,736)	(256,353)

Net decrease	(9,314)	(19,774)	(135,780)	(293,686)
Beginning of period	35,931	55,705	1,150,132	1,443,818

End of period	26,617	35,931	$1,014,352	$1,150,132

Class C Shares
Shares sold	3,668,874	5,350,142	$54,255,301	$79,333,850
Shares issued to shareholders on reinvestment of dividends and distributions	158,258	129,045	2,326,637	1,910,743
Shares redeemed	(3,800,214)	(1,519,348)	(55,339,948)	(22,478,018)

Net increase	26,918	3,959,839	1,241,990	58,766,575
Beginning of period	11,559,510	7,599,671	169,037,600	110,271,025

End of period	11,586,428	11,559,510	$170,279,590	$169,037,600

2013 Annual Report	93

Notes to Financial Statements (continued)

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO

		YEAR ENDED 9/30/13		YEAR ENDED 9/30/12
Shares sold		1,995,274		3,815,699
Shares issued to shareholders on reinvestment of dividends and distributions		54,079		112,571
Shares redeemed		(6,574,199)		(5,348,173)

Net decrease in shares outstanding		(4,524,846)		(1,419,903)
Shares outstanding at beginning of period		8,740,044		10,159,947

Shares outstanding at end of period		4,215,198		8,740,044

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Short Duration Plus Class Shares
Shares sold	18,371,317	20,290,108	$217,335,513	$241,303,380
Shares issued to shareholders on reinvestment of dividends	297,623	240,430	3,518,769	2,858,405
Shares redeemed	(31,199,174)	(27,289,114)	(369,053,219)	(324,551,712)

Net decrease	(12,530,234)	(6,758,576)	(148,198,937)	(80,389,927)
Beginning of period	46,191,459	52,950,035	570,164,301	650,554,228

End of period	33,661,225	46,191,459	$421,965,364	$570,164,301

Class A Shares
Shares sold	1,330,182	1,758,673	$15,712,139	$20,921,039
Shares issued to shareholders on reinvestment of dividends	20,219	22,129	239,117	263,203
Shares converted from Class B	59,558	87,064	704,887	1,035,890
Shares redeemed	(2,043,798)	(3,119,543)	(24,184,834)	(37,111,575)

Net decrease	(633,839)	(1,251,677)	(7,528,691)	(14,891,443)
Beginning of period	4,448,682	5,700,359	56,261,673	71,153,116

End of period	3,814,843	4,448,682	$48,732,982	$56,261,673

Class B Shares
Shares sold	37,561	31,727	$442,397	$377,032
Shares issued to shareholders on reinvestment of dividends	516	494	6,092	5,857
Shares converted to Class A	(59,670)	(87,201)	(704,887)	(1,035,890)
Shares redeemed	(51,134)	(110,398)	(603,734)	(1,311,507)

Net decrease	(72,727)	(165,378)	(860,132)	(1,964,508)
Beginning of period	218,022	383,400	4,383,416	6,347,924

End of period	145,295	218,022	$3,523,284	$4,383,416

94	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT
	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Class C Shares
Shares sold	664,702	380,154	$7,829,876	$4,514,634
Shares issued to shareholders on reinvestment of dividends	5,745	3,614	67,804	42,903
Shares redeemed	(832,488)	(740,050)	(9,815,817)	(8,789,878)

Net decrease	(162,041)	(356,282)	(1,918,137)	(4,232,341)
Beginning of period	1,733,399	2,089,681	21,951,773	26,184,114

End of period	1,571,358	1,733,399	$20,033,636	$21,951,773

	INTERMEDIATE DURATION PORTFOLIO
	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Shares sold	45,982,280	53,904,802
Shares issued to shareholders on reinvestment of dividends and distributions	9,843,320	11,524,312
Shares redeemed	(99,985,068)	(91,098,996)

Net decrease in shares outstanding	(44,159,468)	(25,669,882)
Shares outstanding at beginning of period	338,613,626	364,283,508

Shares outstanding at end of period	294,454,158	338,613,626

As of September 30, 2013, the Short Duration California Municipal Portfolio had a shareholder that owned 23% of the Portfolio’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Portfolio’s performance.

NOTE 7.	Line of Credit

The Emerging Markets Portfolio maintains a $35,000,000 line of credit intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the line of credit are paid by the Portfolio and are included in the miscellaneous expenses in the statements of operations. The Portfolio did not utilize the line of credit during the year ended September 30, 2013.

NOTE 8.	Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

2013 Annual Report	95

Notes to Financial Statements (continued)

NOTE 9.	Subsequent Events

Effective, October 24, 2013, the Adviser has agreed to extend the voluntary waiver of the annual investment management fees of the International, Tax-Managed International and Emerging Markets Portfolios by an amount equal to 0.05% per annum of the respective net assets of these Portfolios through October 31, 2014.

Effective, October 1, 2013, the Adviser has agreed to voluntarily waive the transfer agency and printing fees for Classes A, B and C of the International and Tax-Managed International Portfolios.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolios’ financial statements through this date.

96	Sanford C. Bernstein Fund, Inc.

2013 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2013. For foreign shareholders, the following percentages of dividends paid by each Portfolio may be considered to be qualifying to be taxed as interest-related dividends:

PORTFOLIO	% OF QUALIFIED INTEREST INCOME (FOREIGN SHAREHOLDERS)
U.S. Government Short Duration	98.84%
Short Duration Plus	93.75%
Intermediate Duration	73.90%

For the taxable year ended September 30, 2013, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders:

PORTFOLIO	QUALIFIED DIVIDEND INCOME
International	$38,020,811
Tax-Managed International	88,679,044
Emerging Markets	17,755,024
Intermediate Duration	237,792

Certain Portfolios intend to make an election to pass through foreign taxes paid by the Portfolios to their shareholders. For the taxable year ended September 30, 2013, the total amounts of foreign taxes that may be passed through and the foreign source income for information reporting purposes is as follows:

PORTFOLIO	FOREIGN TAXES TO PASS THROUGH	FOREIGN SOURCE INCOME
International	$2,920,203	$45,846,798
Tax-Managed International	6,802,133	107,157,688
Emerging Markets	3,083,755	34,477,755

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2014.

2013 Annual Report	97

Sanford C. Bernstein Fund, Inc.

BOARD OF DIRECTORS

Thomas B. Stiles II*^

Chairman

Dianne F. Lob

President

Bart Friedman*

Director

R. Jay Gerken*

Director

William Kristol*

Director

Debra Perry*

Director

Donald K. Peterson*

Director

Rosalie J. Wolf*

Director

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Emilie D. Wrapp

Secretary

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT AND TRANSFER AGENT

State Street Bank and Trust Company

One Lincoln Street Boston, Massachusetts 02111

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

98	Sanford C. Bernstein Fund, Inc.

DIRECTORS’ INFORMATION
Name, Address, Age (Year of Election*)	Principal Occupation During Past 5 Years	Portfolios in Complex Overseen By Director	Other Directorships Held by Director
INTERESTED DIRECTOR
Dianne F. Lob,† 1345 Avenue of the Americas, New York, NY 10105 59 (2010)	Senior Vice President of the Adviser with which she has been associated since prior to 2008. She is Chairman of Bernstein’s Private Client Investment Policy Group since 2004; Senior portfolio manager since 1999. Previously, Ms. Lob spent 22 years at J.P. Morgan, where she was a managing director and an investment banker specializing in providing mergers and acquisitions advice and debt and equity financing for large-capitalization industrial companies. During her career she held various positions in equity capital markets, international corporate finance, interest and currency swap marketing, lease advisory services and media client banking.	18	None
DISINTERESTED DIRECTORS+
Thomas B. Stiles II,‡^ 73 (2003) Chairman of the Board	President and Director of Cedar Lawn Corporation (cemetery). Formerly, Managing Director, Senior Portfolio Manager and Director of Investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999. Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988-1997 and Executive Vice President and Director of E.F. Hutton Group from 1982-1987.	18	Cedar Lawn Corporation

Bart Friedman,‡ 68 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2008.	18	Chair of the Audit Committee of The Brookings Institution; Chair of the Audit Committee of Lincoln Center for the Performing Arts; and Allied World Assurance Holdings

R. Jay Gerken,‡ 62 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds boards of the Citigroup Asset Management mutual funds (2002-2005); Portfolio Manager and Managing Director, Smith Barney Asset Management (1993-2001) and President & CEO, Directions Management of Shearson Lehman, Inc. (1988-1993).	18	Nature Conservancy of New Jersey; and Cedar Lawn Corporation

2013 Annual Report	99

Sanford C. Bernstein Fund, Inc. (continued)

DIRECTORS’ INFORMATION (continued)
Name, Address, Age (Year of Election*)	Principal Occupation During Past 5 Years	Portfolios in Complex Overseen By Director	Other Directorships Held by Director
William Kristol,‡ 60 (1994)	Editor, The Weekly Standard since prior to 2008. Formerly, he was also a Fox News Contributor until August 2013.	18	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and the Institute for the Study of War

Debra Perry,‡ 62 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer and Chief Credit Officer, Moody’s, from 1999 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999. Earlier she held executive positions with First Boston Corporation and Chemical Bank.	18	PartnerRe; Korn/Ferry International; Bank of America Funds Series Trust; Committee for Economic Development; CNO Financial Group, Inc. since prior to 2008 until 2011; and MBIA Inc. since prior to 2008 until March 2008

Donald K. Peterson,‡ 64 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (January 2002- September 2006); President and Chief Executive Officer, Avaya Inc. (October 2000-December 2001); President, Enterprise Systems Group (February 2000-September 2000); Chief Financial Officer, Lucent Technologies (1996-February 2000); Chief Financial Officer, AT&T, Communications Services Group (1995-1996); President, Nortel Communications Systems, Inc. (1994-1995). Prior thereto he was at Nortel (1976-1995).	18	Worcester Polytechnic Institute; Overseers of the Amos Tuck School of Business Administration; TIAA-CREF; and Committee for Economic Development

* There is no stated term of office for the Directors.

† Ms. Lob is an “interested person” as defined in the Investment Company Act of 1940, because of her affiliation with AllianceBernstein.

+ The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

‡ Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

100	Sanford C. Bernstein Fund, Inc.

DIRECTORS’ INFORMATION (continued)
Rosalie J. Wolf,‡ 72 (2000)	Managing Partner, Botanica Capital Partners LLC, and also Member of Brock Capital Group LLC. Member of the Investment Committee of the Board at the David and Lucile Packard Foundation. Formerly, she was a Managing Director at Offit Hall Capital Management LLC from January 2001 through 2003. From 1994-2000 she was Treasurer and Chief Investment Officer of The Rockefeller Foundation. Earlier she held financial executive positions with International Paper Company, Bankers Trust, and Mobil Oil Corporation.	18	TIAA-CREF; and North European Oil Royalty Trust

OFFICERS’ INFORMATION
Name, Address*, Age	Principal Position(s) Held with Fund	Principal Occupation During Past 5 Years
Dianne F. Lob, 59	President	See biography under Directors’ Information.

Philip L. Kirstein, 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick and Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Emilie D. Wrapp, 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)†, with which she has been associated since prior to 2008.

Joseph J. Mantineo, 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)†, with which he has been associated since prior to 2008.

* The address for each of the Fund’s Officers is 1345 Avenue of the Americas New York, NY 10105.

† ABI and ABIS are affiliates of the Fund.

‡ Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.bernstein.com, for a free prospectus or SAI.

2013 Annual Report	101

The Following Is Not Part of the Shareholder Report or

the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully

1 The Senior Officer’s evaluation was completed on October 3, 2013 and discussed with the Board on October 15, 23 and 24, 2013.

2 Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

102	Sanford C. Bernstein Fund, Inc.

incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

PORTFOLIO	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS[4]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2014.

International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2014.

Emerging Markets Portfolio	First $1 billion	1.175
	Next $1 billion	1.050
	Next $1 billion	1.000
	Next $3 billion	0.900
	On the balance	0.850
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2014.

U.S. Government Short Duration Portfolio	First $750 million	0.450%
Short Duration Plus Portfolio	On the balance	0.400%
Short Duration California Municipal Portfolio
Short Duration Diversified Municipal Portfolio
Short Duration New York Municipal Portfolio

Intermediate Duration Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%

California Municipal Portfolio	First $1 billion	0.500%
New York Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	On the balance	0.350%

3 Jones v. Harris at 1427.

4 The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

2013 Annual Report	103

The Following Is Not Part of the Shareholder Report or

the Financial Statements (continued)

The Portfolios’ net assets on September 30, 2013 and September 30, 2012 are set forth below:

PORTFOLIO	09/30/13 NET ASSETS ($MM)	09/30/12 NET ASSETS ($MM)	CHANGE ($MM)
Tax-Managed International Portfolio	$3,842.0	$3,456.1		$385.9
International Portfolio	$1,610.1	$1,497.0		$113.1
Emerging Markets Portfolio	$1,192.6	$1,240.9	-$	48.3
U.S. Government Short Duration Portfolio	$52.9	$109.3	-$	56.4
Short Duration Plus Portfolio	$460.7	$625.3	-$	164.6
Intermediate Duration Portfolio	$3,970.2	$4,826.1	-$	855.9
Short Duration California Municipal Portfolio	$69.7	$99.9	-$	30.2
Short Duration Diversified Municipal Portfolio	$274.5	$394.6	-$	120.1
Short Duration New York Municipal Portfolio	$108.5	$133.2	-$	24.7
California Municipal Portfolio	$1,052.7	$1,132.5	-$	79.9
Diversified Municipal Portfolio	$5,547.5	$5,670.5	-$	123.0
New York Municipal Portfolio	$1,644.5	$1,837.6	-$	193.1

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in percentage terms of the advisory fee schedule changes made since October 2004 for each Portfolio. The estimated fees are based on September 30, 2013 net assets:

EFFECTIVE ADVISORY FEES BASED ON OCTOBER 2004 FEE SCHEDULE VS. CURRENT FEE SCHEDULE
PORTFOLIO	OCTOBER 2004	CURRENT	DIFFERENCE
Tax-Managed International Portfolio	0.926%	0.820%[5]	-0.106%
International Portfolio	0.962%	0.847%[5]	-0.115%
Emerging Markets Portfolio	1.230%	1.105%[5]	-0.125%
U.S. Government Short Duration Portfolio	0.500%	0.450%	-0.050%
Short Duration Plus Portfolio	0.500%	0.450%	-0.050%
Intermediate Duration Portfolio	0.463%	0.450%	-0.013%
Short Duration California Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	-0.050%
California Municipal Portfolio	0.497%	0.497%	0.000%
Diversified Municipal Portfolio	0.459%	0.431%	-0.028%
New York Municipal Portfolio	0.480%	0.480%	-0.000%

Set forth below are the Portfolios’ total expense ratios for the semi-annual period ended March 31, 2013:

PORTFOLIO	SEMI-ANNUAL PERIOD ENDING 03/31/13 TOTAL EXPENSE RATIO[6]
Tax-Managed International Portfolio	Private Client Class A Class B Class C	1.11 2.23 3.05 2.96	% % % %

5 The estimated advisory fees include the 5 basis points advisory fee waiver effective through October 31, 2014.

6 Annualized.

104	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	SEMI-ANNUAL PERIOD ENDING 03/31/13 TOTAL EXPENSE RATIO[6]
International Portfolio	Private Client Class A Class B Class C	1.15 1.98 2.71 2.69	% % % %

Emerging Markets Portfolio	Private Client	1.43%

U.S. Government Short Duration Portfolio	Private Client	0.70%

Short Duration Plus Portfolio	Private Client Class A Class B Class C	0.61 0.93 1.27 1.12	% % % %

Intermediate Duration Portfolio	Private Client	0.57%

Short Duration California Municipal Portfolio	Private Client	0.68%

Short Duration Diversified Municipal Portfolio	Private Client	0.62%

Short Duration New York Municipal Portfolio	Private Client	0.65%

California Municipal Portfolio	Private Client Class A Class B Class C	0.63 0.85 1.57 1.55	% % % %

Diversified Municipal Portfolio	Private Client Class A Class B Class C	0.56 0.77 1.48 1.47	% % % %

New York Municipal Portfolio	Private Client Class A Class B Class C	0.61 0.84 1.55 1.54	% % % %

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and Retail investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of

2013 Annual Report	105

The Following Is Not Part of the Shareholder Report or

the Financial Statements (continued)

assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.7 In addition to the relevant AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2013 net assets.8

PORTFOLIO	NET ASSETS 09/30/13 ($MM)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	$3,842.0	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.407%	0.820%

International Portfolio	$1,610.1	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.418%	0.847%

Emerging Markets Portfolio	$1,192.6	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.808%	1.105%

U.S. Government Short Duration Portfolio[9]	$52.9	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.238%	0.450%

Short Duration Plus Portfolio	$460.7	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.154%	0.450%

7 The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8 The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

9 The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Bank of America/Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

106	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	NET ASSETS 09/30/13 ($MM)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
Intermediate Duration Portfolio	$3,970.2	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.450%

Short Duration California Municipal Portfolio	$69.7	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.229%	0.450%

Short Duration Diversified Municipal Portfolio	$274.5	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.173%	0.450%

Short Duration New York Municipal Portfolio	$108.5	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.215%	0.450%

California Municipal Portfolio	$1,052.7	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.196%	0.497%

Diversified Municipal Portfolio	$5,547.5	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.431%

New York Municipal Portfolio	$1,644.5	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.480%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the differences between the advisory fees charged to the Portfolios and the fees charged to their corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.10

10 Group peers selected by Lipper from the 2013 Lipper 15(c) Report.

2013 Annual Report	107

The Following Is Not Part of the Shareholder Report or

the Financial Statements (continued)

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory fee schedules of most ABMF funds in existence at the time of the settlement were affected by the AoD, which contemplate eight categories with almost all of the ABMF funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are the effective advisory fees of the Portfolios based on the investment advisory fees schedules of the ABMF funds and what would have been the effective advisory fees of the Portfolios had the advisory fee schedules of the ABMF funds been applicable to the Portfolios based on the Portfolios’ September 30, 2013 net assets:

PORTFOLIO	NYAG CATEGORY	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.715%	0.820%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.847%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.105%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.481%	0.450%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.497%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.418%	0.431%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.480%

108	Sanford C. Bernstein Fund, Inc.

Set forth below are the advisory fee schedules of certain ABMF funds, which have a somewhat similar investment style as certain Portfolios and do not follow the NYAG categories. Also set forth below are what would have been the effective advisory fees of the Portfolios had the ABMF fee schedules been applicable to the Portfolios based on the Portfolios’ September 30, 2013 net assets:

PORTFOLIO	ABMF FUND	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
International Portfolio	International Discovery Equity Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.981%	0.847%

	International Focus 40 Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.981%	0.847%

Emerging Markets Portfolio	Emerging Markets Multi-Asset Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.992%	1.105%

Emerging Markets Portfolio	Emerging Markets Equity Portfolio	117.5 bp on 1st $1 billion 105 bp on next $1 billion 100 bp on next $1 billion 90 bp on next $3 billion 85 bp on the balance	1.155%	1.105%

Intermediate Duration Portfolio	Sanford C. Bernstein Fund II, Inc. (“SCB II”)—Intermediate Duration Institutional Portfolio[11]	50 bp on 1st $1 billion 45 bp on the balance	0.463%	0.450%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

PORTFOLIO	LUXEMBOURG FUND	LUXEMBOURG FEE[12]
Emerging Markets Portfolio	Emerging Markets Growth Class A Class I (Institutional)	1.70% 0.90%

	Emerging Markets Value Class A Class I (Institutional)	1.75% 0.95%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services.

11 It should be noted that SCB II’s fund expenses are capped at 0.45%.

12 Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

2013 Annual Report	109

The Following Is Not Part of the Shareholder Report or

the Financial Statements (continued)

The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

PORTFOLIO	ITM MUTUAL FUND	DISTRIBUTOR	FEE
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Equity Fund[13],[14]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A / B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2013 net assets:

PORTFOLIO	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE (%)	PORTFOLIO ADVISORY FEE (%)
International Portfolio	Client #1	0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.578%	0.847%

Emerging Markets Portfolio	Client #2	0.75% on the first $50 million 0.55% on the next $50 million 0.50% on the next $300 million 0.45% on the balance	0.479%	1.105%

Intermediate Duration Portfolio	Client #3	0.29% on the first $100 million 0.20% on the balance	0.202%	0.450%

Diversified Municipal Portfolio	Client #4	0.16% on the first $40 million 0.15% on the next $40 million 0.14% on the next $40 million 0.13% on the balance (aggregated with other client accounts)	0.130%	0.431%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship where it is providing only investment related service at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment related service.

13 The ITM fund is privately placed or institutional.

14 The ITM fund has an additional Fund of Funds fee of 0.10% paid to its manager, Sumitomo Trust Bank, in addition to the AllianceBernstein fee.

110	Sanford C. Bernstein Fund, Inc.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.15 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee,16 estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)17 and the Portfolio’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of certain Portfolios had an insufficient number of comparable peers. Consequently, Lipper expanded the EGs of the Portfolios to include peers with a different load type,18 and for certain Portfolios, a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the EGs of the Portfolios, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”) were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment classification/objective and load type. A “normal” EU will include all funds that have the same investment classification/objective and load type as the subject Portfolio.19

Contractual management fees on a pro-forma basis are also shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio to show the effect of the 5 basis points investment advisory fee waiver on the Portfolios’ comparisons to their Lipper peers.

PORTFOLIO	CONTRACTUAL MANAGEMENT FEE (%)	LIPPER EXP. GROUP MEDIAN (%)	EG RANK
Tax-Managed International Portfolio[20]	0.870	0.858	7/12
Pro-forma	0.820	0.858	5/12

International Portfolio[20]	0.898	0.880	9/14
Pro-forma	0.848	0.880	5/14

Emerging Markets Portfolio	1.159	1.200	8/17
Pro-forma	1.109	1.200	7/17

U.S. Government Short Duration Portfolio	0.450	0.462	6/16

Short Duration Plus Portfolio	0.450	0.440	9/16

Intermediate Duration Portfolio	0.449	0.459	8/17

Short Duration California Municipal Portfolio[21]	0.450	0.450	5/9

15 The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

16 The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

17 Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

18 At the request of the Senior Officer and the Adviser, the EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end and no-load.

19 Except for asset (size) comparability, Lipper uses the same EG criteria when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

20 On July 9, 2013 Lipper changed its investment classification for Tax-Managed International Portfolio and International Portfolio from International Multi-Cap Core (“IMLC”) to International Multi-Cap Growth (“IMLG”). However, at the request of the Senior Officer and the Adviser, Lipper considered the IMLC universe to select both Portfolios’ expense and performance groups.

21 Lipper expanded the Portfolio’s EG with respect to investment classification/objective.

2013 Annual Report	111

The Following Is Not Part of the Shareholder Report or

the Financial Statements (continued)

PORTFOLIO	CONTRACTUAL MANAGEMENT FEE (%)	LIPPER EXP. GROUP MEDIAN (%)	EG RANK
Short Duration Diversified Municipal Portfolio	0.450	0.463	6/12

Short Duration New York Municipal Portfolio[21]	0.450	0.450	5/9

California Municipal Portfolio[21]	0.497	0.479	10/14

Diversified Municipal Portfolio	0.435	0.430	10/16

New York Municipal Portfolio[21]	0.480	0.472	10/15

Set forth below is a comparison of the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and EU. The Portfolios’ rankings are also shown.

PORTFOLIO	EXPENSE RATIO (%)[22]	LIPPER EXP. GROUP MEDIAN (%)	LIPPER GROUP RANK	LIPPER EXP. UNIVERSE MEDIAN (%)	LIPPER UNIVERSE RANK
Tax-Managed International Portfolio	1.112	1.250	2/12	1.240	45/132
International Portfolio	1.160	1.269	3/14	1.240	50/132
Emerging Markets Portfolio	1.444	1.533	6/17	1.458	133/274
U.S. Government Short Duration Portfolio	0.681	0.720	6/16	0.684	22/44
Short Duration Plus Portfolio	0.622	0.727	6/16	0.633	70/145
Intermediate Duration Portfolio	0.568	0.785	2/17	0.685	109/343
Short Duration California Municipal Portfolio[23]	0.669	0.669	5/9	0.629	10/16
Short Duration Diversified Municipal Portfolio	0.595	0.617	5/12	0.595	30/59
Short Duration New York Municipal Portfolio[23]	0.639	0.601	6/9	0.629	9/16
California Municipal Portfolio[23]	0.632	0.668	6/15	0.647	103/228
Diversified Municipal Portfolio	0.557	0.703	2/16	0.617	43/117
New York Municipal Portfolio[23]	0.609	0.659	5/15	0.622	64/137

Based on this analysis, considering pro-forma information where possible, except for Short Duration New York Municipal Portfolio, U.S. Government Short Duration Portfolio and Short Duration California Municipal Portfolio, the Portfolios have a more favorable ranking on a total expense ratio basis than on a contractual management fee basis; Short Duration New York Municipal Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis; U.S. Government Short Duration Portfolio and Short Duration California Municipal Portfolio have equally favorable rankings on a contractual management fee and total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

22 The total expense ratios are for the most recently completed fiscal year Private Client Class.

23 Lipper expanded the Portfolio’s EG/EU with respect to investment classification/objective under standard Lipper guidelines.

112	Sanford C. Bernstein Fund, Inc.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. With the exception of Tax-Managed International Portfolio and International Portfolio, the Adviser’s profitability, excluding administrating and servicing fees decreased for the Portfolios during calendar year 2012, relative to 2011.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the Fixed-Income Portfolios a fee of 0.10% of average daily assets and the Equity Portfolios a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2012:24

PORTFOLIO	SHAREHOLDER SERVICING AGREEMENT FEE
Tax-Managed International Portfolio	$8,996,087
International Portfolio	$3,865,628
Emerging Markets Portfolio	$3,258,103
U.S. Government Short Duration Portfolio	$126,795
Short Duration Plus Portfolio	$544,248
Intermediate Duration Portfolio	$4,944,151
Short Duration California Municipal Portfolio	$103,813
Short Duration Diversified Municipal Portfolio	$437,015
Short Duration New York Municipal Portfolio	$148,340
California Municipal Portfolio	$1,026,677
Diversified Municipal Portfolio	$4,839,804
New York Municipal Portfolio	$1,541,811

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the retail class shares of the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”) for providing such services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. As of September 30, 2013, with respect to Tax-Managed International Portfolio and International Portfolio, the retail classes make up a small percentage of each of those Portfolios’ total net assets:

PORTFOLIO	09/30/13 TOTAL RETAIL AS % OF NET ASSETS
Tax-Managed International Portfolio	0.1%
International Portfolio	0.5%
Short Duration Plus Portfolio	14.1%
California Municipal Portfolio	14.1%
Diversified Municipal Portfolio	23.0%
New York Municipal Portfolio	18.2%

24 The Shareholder Servicing Agreement does not apply to the Retail Class shares of the Portfolios.

2013 Annual Report	113

The Following Is Not Part of the Shareholder Report or

the Financial Statements (continued)

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $19 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2012:

PORTFOLIO	AMOUNT RECEIVED
Tax-Managed International Portfolio	$139
International Portfolio	238
Short Duration Plus Portfolio	3,881
California Municipal Portfolio	0
Diversified Municipal Portfolio	0
New York Municipal Portfolio	1,257

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2012:

PORTFOLIO	12B-1 FEE RECEIVED	CDSC RECEIVED
Tax-Managed International Portfolio	$14,310	$0
International Portfolio	61,549	1,507
Short Duration Plus Portfolio	452,043	4,152
California Municipal Portfolio	490,944	859
Diversified Municipal Portfolio	3,366,085	110,792
New York Municipal Portfolio	1,402,236	26,746

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios during the fiscal year ended September 30, 2012:25

PORTFOLIO	ABIS FEE
Tax-Managed International Portfolio[26]	$17,981
International Portfolio[26]	17,707
Short Duration Plus Portfolio	33,848
California Municipal Portfolio	17,997
Diversified Municipal Portfolio	57,627
New York Municipal Portfolio	30,186

The Portfolios did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and therefore did not pay commissions for such transactions during the fiscal year ended September 30, 2012.

25 The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balances that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account. However, due to lower average balances and interest rates during the fiscal year ended September 30, 2012, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

26 Effective February 25, 2013, ABIS waived the $18,000 minimum charge for the Portfolio.

114	Sanford C. Bernstein Fund, Inc.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the Portfolios through lower fees.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,27 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.28 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.29 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.30

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $436 billion as of August 31, 2013, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios31 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)32 for the periods ended July 31, 2013.33 Also shown are the gross performance rankings of the Portfolios.

27 Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

28 As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

29 The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

30 There have been substantial changes to the investment management industry since 2008. Accordingly, some of the 2008 comparative results may no longer be reflective of current conditions in the industry.

31 The gross performance returns are for the Private Client class shares of the Portfolios.

32 The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

33 Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

2013 Annual Report	115

The Following Is Not Part of the Shareholder Report or

the Financial Statements (continued)

		PORTFOLIO RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Tax-Managed International Portfolio[34]	1 year	24.34	24.59	23.32	7/12	116/248
	3 year	5.95	10.02	9.14	12/12	193/206
	5 year	-2.79	4.28	1.86	10/10	172/173
	10 year	5.03	10.26	8.68	7/7	70/70

International Portfolio[34]	1 year	24.14	24.49	23.32	8/14	117/248
	3 year	5.94	9.17	9.14	13/14	193/206
	5 year	-2.96	2.37	1.86	11/11	172/173
	10 year	5.19	10.26	8.68	9/9	70/70

Emerging Markets Portfolio	1 year	4.65	6.35	5.43	12/17	261/455
	3 year	-0.31	3.89	2.74	14/16	223/283
	5 year	-0.46	2.65	1.38	15/15	161/203
	10 year	14.25	14.82	13.94	8/12	45/102

U.S. Government Short Duration Portfolio	1 year	-0.14	0.32	0.34	14/16	52/58
	3 year	0.93	1.44	1.35	13/16	42/55
	5 year	2.12	2.45	2.87	11/15	36/49
	10 year	2.82	3.02	3.25	11/13	35/42

Short Duration Plus Portfolio	1 year	0.20	1.86	1.59	16/16	197/210
	3 year	1.22	2.72	2.57	15/15	162/174
	5 year	2.53	4.13	3.71	13/14	120/140
	10 year	2.57	3.75	3.74	10/10	88/91
Intermediate Duration Portfolio	1 year	-1.16	0.49	-0.14	17/17	402/498
	3 year	3.99	4.69	4.49	16/16	343/448
	5 year	6.66	7.16	6.73	9/14	196/373
	10 year	5.66	5.96	5.61	9/12	119/248

Short Duration California Municipal Portfolio	1 year	0.45	0.45	0.46	4/7	11/15
	3 year	1.13	3.11	1.98	7/7	10/14
	5 year	2.02	4.19	3.70	6/6	9/13
	10 year	2.56	3.93	3.97	4/4	6/6

Short Duration Diversified Municipal Portfolio	1 year	0.46	0.71	0.70	9/12	57/72
	3 year	1.42	1.77	1.68	10/12	46/68
	5 year	2.17	2.47	2.59	7/9	34/50
	10 year	2.70	2.76	2.95	5/7	25/37

Short Duration New York Municipal Portfolio	1 year	0.76	0.50	-0.13	1/3	1/6
	3 year	1.46	1.46	2.50	2/3	4/5
	5 year	2.12	2.22	4.09	3/3	5/5
	10 year	2.67	2.75	3.65	3/3	5/5

California Municipal Portfolio	1 year	-1.00	-1.00	-0.89	2/3	21/29
	3 year	3.03	4.12	3.94	3/3	26/28
	5 year	4.30	4.87	4.81	3/3	24/24
	10 year	4.11	4.81	4.33	3/3	18/23

Diversified Municipal Portfolio	1 year	-0.66	-0.83	-1.08	5/16	33/138
	3 year	2.98	3.91	3.70	15/15	111/117
	5 year	4.25	5.15	5.07	15/15	82/91
	10 year	4.13	4.69	4.54	11/11	60/67

34 As previously mentioned, Lipper changed the Portfolio’s investment objective/classification from IMLC to IMLG on July 9, 2013. However, at the request of the Senior Officer and the Adviser, Lipper compared the Portfolio to IMLC peers.

116	Sanford C. Bernstein Fund, Inc.

		PORTFOLIO RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
New York Municipal Portfolio	1 year	-0.70	-0.74	-1.23	1/3	3/21
	3 year	2.88	3.35	3.42	3/3	19/20
	5 year	4.23	4.77	4.78	3/3	15/18
	10 year	4.14	4.39	4.42	3/3	15/16

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)35 versus their benchmarks.36

	PERIODS ENDING JULY 31, 2013 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	10 YEAR (%)	SINCE INCEPTION (%)
Tax-Managed International Portfolio	22.97	4.77	-3.88	3.83	5.79
MSCI EAFE Index[37]	23.48	8.61	1.05	7.97	6.10
Inception Date: June 22,1992

International Portfolio	22.71	4.71	-4.09	3.94	2.84
MSCI EAFE Index	23.48	8.61	1.05	7.97	3.56
Inception Date: April 30, 1999

Emerging Markets Portfolio	3.15	-1.74	-1.90	12.51	7.29
MSCI Emerging Markets Index	1.95	1.01	0.55	13.10	N/A
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	-0.82	0.26	1.45	2.08	4.45
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.25	0.78	1.85	2.66	5.09
Inception Date: January 3, 1989

Short Duration Plus Portfolio	-0.42	0.60	1.90	1.91	4.54
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.25	0.78	1.85	2.66	5.09
Inception Date: December 12, 1988

Intermediate Duration Portfolio	-1.50	3.50	6.12	5.08	6.50
Barclays Capital U.S. Aggregate Bond Index	-1.91	3.19	5.23	4.89	6.88
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	-0.22	0.47	1.36	1.83	2.69
Barclays Capital 1 Year Municipal Bond Index[37]	0.63	0.95	1.83	2.28	3.31
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	-0.14	0.81	1.55	2.04	2.93
Barclays Capital 1 Year Municipal Bond Index[37]	0.63	0.95	1.83	2.28	3.31
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	0.11	0.82	1.48	1.98	2.78
Barclays Capital 1 Year Municipal Bond Index[37]	0.63	0.95	1.83	2.28	3.31
Inception Date: October 3, 1994

California Municipal Portfolio	-1.63	2.38	3.64	3.45	4.65
Barclays Capital 5 Year GO Municipal Index[37]	-0.16	2.64	4.46	4.09	5.33
Inception Date: August 6, 1990

35 The net performance returns shown in the table are for the Private Client Class shares of the Portfolios.

36 The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2013.

37 Benchmark since inception performance is as of the closest month end after the Portfolio’s actual inception date.

2013 Annual Report	117

The Following Is Not Part of the Shareholder Report or

the Financial Statements (continued)

	PERIODS ENDING JULY 31, 2013 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	10 YEAR (%)	SINCE INCEPTION (%)
Diversified Municipal Portfolio	-1.21	2.41	3.67	3.53	4.89
Barclays Capital 5 Year GO Municipal Index[37]	-0.16	2.64	4.46	4.09	5.43
Inception Date: January 9, 1989

New York Municipal Portfolio	-1.30	2.26	3.59	3.50	4.90
Barclays Capital 5 Year GO Municipal Index[37]	-0.16	2.64	4.46	4.09	5.43
Inception Date: January 9, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Fixed Income Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to the Equity Portfolios, the Portfolios’ investment advisory fees, with the five basis point waiver, are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. The Senior Officer recommended that the Directors continue their discussions with the Adviser to reduce the total expense ratios of the retail classes of Tax-Managed International Portfolio and International Portfolio. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 8, 2013

118	Sanford C. Bernstein Fund, Inc.

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCB1–1947–0913

Sanford C. Bernstein Fund, Inc.

September 30, 2013

Schedule of Investments

To the Annual Report

For the Stock Portfolios

Tax-Managed International

International

Emerging Markets

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, included in the accompanying Annual Report, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio (three of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights of the International Class, the Tax-Managed International Class and the Emerging Markets Class of shares of the Fund for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 26, 2013

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Managed International Portfolio

September 30, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS–96.5%
Financials–21.8%
Capital Markets–3.0%
3i Group PLC	183,020	$1,077,091
Ashmore Group PLC	117,040	738,706
Banca Generali SpA	47,360	1,071,180
Deutsche Bank AG (REG)	560,000	25,704,691
GAM Holding AG(a)	45,170	816,774
Intermediate Capital Group PLC	98,120	708,653
Macquarie Group Ltd.	806,477	36,131,191
UBS AG(a)	2,342,717	48,014,984

		114,263,270

Commercial Banks–7.1%
Banco do Brasil SA	694,600	8,101,525
Bank Hapoalim BM	1,507,320	7,627,320
Bank of Georgia Holdings PLC	30,710	959,707
Barclays PLC	2,836,340	12,121,591
Hang Seng Bank Ltd.	643,100	10,471,237
HSBC Holdings PLC	3,880,470	41,999,705
KB Financial Group, Inc. (ADR)	220,260	7,713,505
Lloyds Banking Group PLC(a)	16,922,410	20,148,665
Mitsubishi UFJ Financial Group, Inc.	5,258,100	33,727,334
National Australia Bank Ltd.	1,048,591	33,598,093
Resona Holdings, Inc.	1,800,300	9,242,750
Royal Bank of Scotland Group PLC(a)	10,985	63,757
Sberbank of Russia (Sponsored ADR)	1,268,822	15,263,929
Seven Bank Ltd.	1,117,600	3,743,831
Societe Generale SA	625,090	31,141,486
Sumitomo Mitsui Financial Group, Inc.	590,100	28,575,860
Westpac Banking Corp.	282,851	8,645,859

		273,146,154

Consumer Finance–0.1%
Aeon Thana Sinsap Thailand PCL (NVDR)	189,600	567,504
Compartamos SAB de CV	342,880	638,635
Credito Real SAB de CV(a)	440,970	696,685
International Personal Finance PLC	66,670	658,702

		2,561,526

Diversified Financial Services–1.9%
Chailease Holding Co., Ltd.	204,600	480,089
Challenger Ltd./Australia	171,490	880,731
IG Group Holdings PLC	1,576,441	14,770,374
ING Groep NV(a)	2,580,720	29,283,376
Intercorp Financial Services, Inc.(b)	16,460	485,570

Company	Shares	U.S. $ Value

ORIX Corp.	1,484,800	$24,273,401
Warsaw Stock Exchange	62,810	765,603

		70,939,144

Insurance–4.7%
Admiral Group PLC	1,728,959	34,488,125
AIA Group Ltd.	6,297,400	29,632,854
Allianz SE	23,530	3,701,937
Anadolu Hayat Emeklilik AS	196,506	443,155
Gjensidige Forsikring ASA	666,980	10,068,419
Insurance Australia Group Ltd.	1,804,410	9,891,499
Intact Financial Corp.	8,850	530,802
Lancashire Holdings Ltd.	1,504,010	18,699,596
Prudential PLC	1,784,810	33,204,965
Suncorp Group Ltd.	626,810	7,665,610
Topdanmark A/S(a)	689,880	17,756,491
Tryg A/S	168,358	15,509,314

		181,592,767

Real Estate Investment Trusts (REITs)–0.8%
Concentradora Fibra Hotelera Mexicana SA de CV	316,110	525,260
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	325,270	441,100
GLP J-Reit	11,376	12,703,784
Mexico Real Estate Management SA de CV(a)	3,054,200	5,224,305
Stockland	3,418,140	12,355,474

		31,249,923

Real Estate Management & Development–4.2%
Aeon Mall Co., Ltd.	451,900	13,451,748
Aliansce Shopping Centers SA	61,600	553,102
Countrywide PLC	102,425	870,534
Daito Trust Construction Co., Ltd.	148,200	14,830,845
Daiwa House Industry Co., Ltd.	414,000	7,820,834
Evergrande Real Estate Group Ltd.(a)	26,263,000	10,963,914
Global Logistic Properties Ltd.	23,296,000	53,627,539
Hang Lung Group Ltd.	276,200	1,465,588
Hang Lung Properties Ltd.	7,928,000	27,097,667
Mitsubishi Estate Co., Ltd.	1,023,000	30,317,340
NTT Urban Development Corp.	48,400	638,123
Quintain Estates & Development PLC(a)	401,130	548,734

		162,185,968

Thrifts & Mortgage Finance–0.0%
Paragon Group of Cos. PLC	187,930	948,895

		836,887,647

Consumer Discretionary–21.0%
Auto Components–2.1%
Cie Generale des Etablissements Michelin–Class B	257,259	28,530,486
GKN PLC	2,903,040	16,061,145
Linamar Corp.	27,040	905,927

Schedule of Investments—Tax-Managed International Portfolio	1

Company	Shares	U.S. $ Value

Nokian Renkaat Oyj	216,036	$10,983,773
TS Tech Co., Ltd.	25,500	1,008,510
Valeo SA	286,030	24,414,002

		81,903,843

Automobiles–4.6%
Honda Motor Co., Ltd.	534,600	20,433,895
Kia Motors Corp.	325,040	19,732,012
Mazda Motor Corp.(a)	3,235,000	14,542,426
Nissan Motor Co., Ltd.	1,982,700	20,010,855
Toyota Motor Corp.	1,147,000	73,565,732
Volkswagen AG (Preference Shares)	120,810	28,484,715

		176,769,635

Distributors–0.0%
Inchcape PLC	115,500	1,140,397

Diversified Consumer Services–0.7%
Estacio Participacoes SA	2,116,500	16,444,583
Kroton Educacional SA	626,900	8,912,882

		25,357,465

Hotels, Restaurants & Leisure–4.5%
Flight Centre Ltd.	19,880	896,496
Galaxy Entertainment Group Ltd.(a)	2,656,000	18,663,781
Ladbrokes PLC	3,692,010	10,109,711
Melco Crown Entertainment Ltd. (ADR)(a)	663,000	21,103,290
Melco International Development Ltd.	4,821,000	12,956,703
Sands China Ltd.	4,212,400	26,104,112
Sodexo	535,798	49,993,220
Tatts Group Ltd.	3,279,800	9,486,669
Whitbread PLC	260,963	12,518,025
William Hill PLC	1,822,137	11,880,824

		173,712,831

Household Durables–0.4%
Berkeley Group Holdings PLC	24,050	806,354
Rinnai Corp.	15,000	1,114,709
Sony Corp.	586,900	12,597,719
Techtronic Industries Co.	238,000	620,425

		15,139,207

Leisure Equipment & Products–0.0%
Giant Manufacturing Co., Ltd.	97,000	661,438

Media–3.6%
British Sky Broadcasting Group PLC	1,388,730	19,559,482
Cineplex, Inc.	109,860	4,075,288
Havas SA	48,750	381,067
Liberty Global PLC–Series C(a)	238,750	18,008,912
Mediaset Espana Comunicacion SA(a)	86,180	992,649
Metropole Television SA	42,940	921,039
Naspers Ltd.	366,730	33,952,539
Reed Elsevier PLC	1,265,370	17,056,484
SKY Perfect JSAT Holdings, Inc.	1,043,700	5,439,984
Television Broadcasts Ltd.	762,000	4,817,165
Thomson Reuters Corp.	354,570	12,399,021

Company	Shares	U.S. $ Value

VGI Global Media PCL	1,258,900	$474,905
Wolters Kluwer NV	778,420	20,069,521

		138,148,056

Multiline Retail–0.6%
Dollarama, Inc.	16,010	1,301,099
Myer Holdings Ltd.	2,061,490	5,023,560
Next PLC	176,950	14,784,851

		21,109,510

Specialty Retail–1.7%
Aoyama Trading Co., Ltd.	152,800	4,174,467
Howden Joinery Group PLC	265,050	1,251,166
Komeri Co., Ltd.	20,100	493,330
Mr. Price Group Ltd.	54,710	757,319

Nitori Holdings Co., Ltd.	124,500	11,401,137
Sanrio Co., Ltd.	143,200	8,826,634
Shimamura Co., Ltd.	79,900	7,955,255
Sports Direct International PLC(a)	1,134,050	12,965,637
Super Retail Group Ltd.	60,760	735,053
United Arrows Ltd.	25,000	1,053,052
Yamada Denki Co., Ltd.	5,346,500	15,814,032

		65,427,082

Textiles, Apparel & Luxury Goods–2.8%
Arezzo Industria e Comercio SA	34,600	611,819
Brunello Cucinelli SpA	30,550	992,510
Cie Financiere Richemont SA	375,509	37,624,415
Eclat Textile Co., Ltd.	104,040	913,429
Hugo Boss AG	63,160	8,168,291
Li & Fung Ltd.	20,242,000	29,484,623
LVMH Moet Hennessy Louis Vuitton SA	72,865	14,359,159
Samsonite International SA	4,709,300	13,166,025
Tod’s SpA	2,300	430,960

		105,751,231

		805,120,695

Industrials–13.7%
Aerospace & Defense–3.0%
BAE Systems PLC	1,715,120	12,605,821
European Aeronautic Defence and Space Co. NV	651,213	41,496,709
MTU Aero Engines AG	234,640	21,907,618
QinetiQ Group PLC	1,266,680	3,927,077
Safran SA	256,520	15,799,217
Zodiac Aerospace	130,860	20,831,175

		116,567,617

Air Freight & Logistics–0.0%
Yamato Holdings Co., Ltd.	43,400	980,168

Airlines–0.8%
Controladora Vuela Cia de Aviacion SAB de CV (ADR)(a)	25,158	364,791
Japan Airlines Co., Ltd.	304,500	18,450,849
Qantas Airways Ltd.(a)	7,895,070	10,883,671

		29,699,311

2	Sanford C. Bernstein Fund, Inc.—2013 Annual Report

Company	Shares	U.S. $ Value

Building Products–0.0%
Kingspan Group PLC	70,030	$1,169,405

Commercial Services & Supplies–0.5%
Aggreko PLC	132,046	3,426,598
Edenred	501,770	16,301,792

		19,728,390

Construction & Engineering–0.1%
China State Construction International Holdings Ltd.	506,000	810,601
Grana y Montero SA	156,800	622,133
Grana y Montero SA (ADR)(a)	10,591	211,396
Sino Thai Engineering & Construction PCL	682,190	495,068

		2,139,198

Electrical Equipment–0.6%
Sumitomo Electric Industries Ltd.	1,573,800	22,890,137

Industrial Conglomerates–0.9%
Hutchison Whampoa Ltd.	1,307,000	15,700,848
Toshiba Corp.	3,872,000	17,449,968

		33,150,816

Machinery–0.9%
Andritz AG	14,810	871,564
FANUC Corp.	46,400	7,689,736
Hiwin Technologies Corp.	67,980	454,991
IHI Corp.	175,000	740,009
Komatsu Ltd.	883,200	22,052,588
Krones AG	10,710	910,767
KUKA AG	18,610	806,963
Melrose Industries PLC	214,510	1,041,450
Nachi-Fujikoshi Corp.	202,000	1,130,583

		35,698,651

Professional Services–5.3%
Bureau Veritas SA	1,674,307	52,849,358
Capita PLC	3,712,453	59,838,622
DKSH Holding AG	5,390	459,638
Intertek Group PLC	1,178,690	63,122,188
SGS SA	10,997	26,281,858

		202,551,664

Road & Rail–1.1%
East Japan Railway Co.	107,700	9,282,090
Localiza Rent a Car SA	34,545	514,364
National Express Group PLC	294,252	1,221,801
Nippon Express Co., Ltd.	4,103,000	20,617,090
Tokyu Corp.	1,215,000	8,683,554

		40,318,899

Trading Companies & Distributors–0.5%
Ashtead Group PLC	43,020	428,159
Barloworld Ltd.	73,670	699,296
Brenntag AG	5,250	873,997
Mitsubishi Corp.	716,300	14,543,620
MonotaRO Co., Ltd.	29,200	857,859
Rexel SA	35,620	906,244

		18,309,175

Company	Shares	U.S. $ Value

Transportation Infrastructure–0.0%
Malaysia Airports Holdings Bhd	220,400	$513,219
OHL Mexico SAB de CV(a)	284,820	749,612

		1,262,831

		524,466,262

Consumer Staples–11.1%
Beverages–1.4%
Anheuser-Busch InBev NV	214,490	21,276,919
Asahi Group Holdings Ltd.	275,900	7,263,243
Davide Campari-Milano SpA	99,460	863,522
Diageo PLC	228,610	7,266,921
Heineken Holding NV	162,390	10,267,130
SABMiller PLC	146,130	7,432,525

		54,370,260

Food & Staples Retailing–3.4%
Axfood AB	41,710	2,036,761
Brasil Pharma SA(a)	79,500	279,791
Clicks Group Ltd.	92,370	504,004
Eurocash SA	61,550	947,647
FamilyMart Co., Ltd.	18,500	801,300
Jean Coutu Group PJC, Inc. (The)–Class A	198,240	3,500,787
Jeronimo Martins SGPS SA	1,100,905	22,592,090
Koninklijke Ahold NV	1,664,700	28,841,271
Lawson, Inc.	77,100	6,044,982
MARR SpA	69,520	946,368
Metro, Inc.	51,720	3,235,105
Olam International Ltd.	24,442,273	29,861,909
Sugi Holdings Co., Ltd.	284,100	12,198,143
Tsuruha Holdings, Inc.	54,400	4,799,677
WM Morrison Supermarkets PLC	3,358,800	15,228,726

		131,818,561

Food Products–0.3%
Alicorp SAA	206,830	660,965
Del Monte Pacific Ltd.	631,000	397,587
Devro PLC	154,670	811,446
Mayora Indah Tbk PT	183,000	499,847
MHP SA (GDR)(b)	26,280	416,538
Minerva SA/Brazil(a)	96,900	441,587
Standard Foods Corp.	246,100	738,133
Unilever PLC	127,640	4,962,677
Wei Chuan Foods Corp.	385,000	751,206

		9,679,986

Household Products–1.6%
Henkel AG & Co. KGaA	492,934	43,670,543
LG Household & Health Care Ltd.	31,780	16,130,148

		59,800,691

Tobacco–4.4%
British American Tobacco PLC	1,464,750	77,088,749
Imperial Tobacco Group PLC	659,800	24,391,186

Schedule of Investments—Tax-Managed International Portfolio	3

Company	Shares	U.S. $ Value

Japan Tobacco, Inc.	1,909,800	$68,847,796

		170,327,731

		425,997,229

Health Care–7.2%
Biotechnology–0.9%
Actelion Ltd.(a)	480,120	34,089,275
Taiwan Liposome Co., Ltd.(a)	67,000	806,710

		34,895,985

Health Care Equipment & Supplies–0.1%
Ansell Ltd.	33,060	643,974
Draegerwerk AG & Co. KGaA (Preference Shares)	8,390	1,068,428
Ginko International Co., Ltd.	53,000	980,603

		2,693,005

Health Care Providers & Services–0.4%
Sonic Healthcare Ltd.	501,180	7,570,111
Suzuken Co., Ltd./Aichi Japan	232,100	7,644,685

		15,214,796

Life Sciences Tools & Services–1.0%
Eurofins Scientific	158,481	39,938,051
Gerresheimer AG	7,970	477,153

		40,415,204

Pharmaceuticals–4.8%
Astellas Pharma, Inc.	61,600	3,146,526
AstraZeneca PLC	217,090	11,285,439
GlaxoSmithKline PLC	2,123,030	53,378,809
Kalbe Farma Tbk PT	5,416,500	552,030
Novartis AG	609,550	46,885,473
Roche Holding AG	211,220	57,002,657
Sanofi	125,140	12,673,784

		184,924,718

		278,143,708

Materials–5.5%
Chemicals–3.1%
Arkema SA	213,820	23,827,193
AZ Electronic Materials SA	91,650	437,582
Chr Hansen Holding A/S	21,190	750,877
Croda International PLC	13,800	592,545
EMS-Chemie Holding AG	40,890	14,469,530
Essentra PLC	2,461,480	29,843,712
Fuchs Petrolub SE (Preference Shares)	11,130	931,582
Givaudan SA(a)	6,920	10,114,120
Kansai Paint Co., Ltd.	77,000	1,023,269
Koninklijke DSM NV	238,883	18,020,531
Nippon Shokubai Co., Ltd.	1,048,000	12,179,106
Teijin Ltd.	2,930,000	6,772,041

		118,962,088

Company	Shares	U.S. $ Value

Construction Materials–0.3%
Holcim Ltd.(a)	150,879	$11,249,191
Taiheiyo Cement Corp.	38,000	166,169

		11,415,360

Metals & Mining–2.1%
BHP Billiton PLC	1,087,670	31,995,254
Dowa Holdings Co., Ltd.	731,000	7,401,142
MMC Norilsk Nickel OJSC (ADR)	1,315,660	18,984,974
Rio Tinto PLC	431,900	21,082,341

		79,463,711

		209,841,159

Telecommunication Services–5.1%
Diversified Telecommunication Services–3.4%
Bezeq The Israeli Telecommunication Corp., Ltd.	4,319,746	7,943,121
Nippon Telegraph & Telephone Corp.	436,500	22,720,101
Swisscom AG	50,320	24,180,033
TDC A/S	1,770,850	14,984,338
Telenor ASA	913,940	20,886,659
Telstra Corp., Ltd.	4,866,920	22,583,460
Vivendi SA	695,490	15,998,541

		129,296,253

Wireless Telecommunication Services–1.7%
StarHub Ltd.	2,326,000	7,958,580
Vodafone Group PLC	16,297,930	57,202,844

		65,161,424

		194,457,677

Information Technology–4.4%
Electronic Equipment, Instruments & Components–0.3%
Anritsu Corp.	62,300	794,422
LG Display Co., Ltd.(a)	175,380	4,222,904
LG Display Co., Ltd. (ADR)(a)	457,850	5,462,151

		10,479,477

Internet Software & Services–1.2%
Baidu, Inc. (Sponsored ADR)(a)	50,890	7,897,110
Mail.ru Group Ltd. (GDR)(b)	22,470	858,354
SINA Corp./China(a)	10,660	865,272
Telecity Group PLC	2,289,120	30,751,182
Tencent Holdings Ltd.	146,900	7,725,258

		48,097,176

IT Services–1.2%
Alten SA	9,430	403,510
Computacenter PLC	62,493	540,344
Fujitsu Ltd.(a)	4,903,000	18,353,062
Itochu Techno-Solutions Corp.	23,500	836,273
Obic Co., Ltd.	391,400	12,659,688

4	Sanford C. Bernstein Fund, Inc.—2013 Annual Report

Company	Shares	U.S. $ Value

Otsuka Corp.	64,900	$8,304,597
SCSK Corp.	162,800	3,923,225

		45,020,699

Semiconductors & Semiconductor Equipment–1.1%
Hermes Microvision, Inc.	30,000	875,006
Samsung Electronics Co., Ltd. (GDR)(b)	4,200	1,708,958
Samsung Electronics Co., Ltd. (GDR) (London)(b)	25,600	16,332,800
Sumco Corp.	1,341,900	10,948,915
Tokyo Electron Ltd.	205,000	11,028,850

		40,894,529

Software–0.6%
Dassault Systemes SA	29,840	3,982,838
GameLoft SE(a)	117,720	1,245,394
Oracle Corp. Japan	240,900	8,986,793
SAP AG	121,981	9,021,106
SDL PLC	120,230	607,765

		23,843,896

		168,335,777

Energy–3.7%
Energy Equipment & Services–1.4%
Aker Solutions ASA	1,021,510	14,344,121
John Wood Group PLC	64,600	837,914
Saipem SpA	563,700	12,244,457
ShawCor Ltd.	16,850	710,610
Technip SA	223,741	26,267,727

		54,404,829

Oil, Gas & Consumable Fuels–2.3%
Africa Oil Corp.(a)	66,950	539,104
BG Group PLC	1,197,370	22,857,390
ENI SpA	1,271,030	29,218,646
Gazprom OAO (Sponsored ADR)	1,343,780	11,852,140
Genel Energy PLC(a)	47,650	722,799
Gran Tierra Energy, Inc.(a)	64,390	456,959
KrisEnergy Ltd.(a)	511,000	521,366
Ophir Energy PLC(a)	74,590	402,066
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	114,219	3,761,867
Statoil ASA	775,380	17,611,358

		87,943,695

		142,348,524

Utilities–3.0%
Electric Utilities–2.0%
CLP Holdings Ltd.	1,426,000	11,632,217
EDP–Energias de Portugal SA	4,483,900	16,380,975
Electricite de France SA	1,020,530	32,281,291
Emera, Inc.	20,340	588,252

Company	Shares	U.S. $ Value

Power Assets Holdings Ltd.	1,817,500	$16,248,893

		77,131,628

Gas Utilities–0.0%
Enagas SA	29,460	721,981
ENN Energy Holdings Ltd.	110,000	614,836

		1,336,817

Independent Power Producers & Energy Traders–0.6%
APR Energy PLC	1,420,187	22,336,166

Multi-Utilities–0.4%
National Grid PLC	1,408,980	16,643,718

		117,448,329

Total Common Stocks (cost $3,076,447,852)		3,703,047,007

WARRANTS–1.5%
Financials–0.8%
Commercial Banks–0.0%
Commercial Bank of Qatar QSC (The), Deutsche Bank AG London, expiring 5/26/17(a)	31,060	581,763

Thrifts & Mortgage Finance–0.5%
Housing Development Finance Corp., Deutsche Bank AG London, expiring 1/30/17(a)(b)	1,395,910	17,040,572

Consumer Finance–0.3%
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/22/15(a)(b)	792,280	7,262,197
Muthoot Finance Ltd., Merrill Lynch Intl & Co., expiring 5/22/18(a)	2,081,596	2,976,682

		10,238,879

Diversified Financial Services–0.0%
FBN Holdings PLC, Citigroup Global Markets Holding, Inc., expiring 4/29/14(a)	7,126,540	712,654

		28,573,868

Information Technology–0.6%
IT Services–0.2%
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 12/14/15(a)	237,120	7,301,660

Semiconductors & Semiconductor Equipment–0.4%
SK Hynix, Inc., Citigroup Global Markets, expiring 1/20/15(a)(b)	591,870	16,680,672

		23,982,332

Schedule of Investments—Tax-Managed International Portfolio	5

Company	Shares	U.S. $ Value

Consumer Staples–0.1%
Food & Staples Retailing–0.1%
Olam International Ltd., expiring 1/29/18(a)	4,762,033	$1,095,268

Health Care–0.0%
Pharmaceuticals–0.0%
Lupin Ltd., Merrill Lynch Intl & Co., expiring 10/20/14(a)(b)	47,390	647,850

Utilities–0.0%
Multi-Utilities–0.0%
Qatar Electricity & Water Co., Credit Suisse International, expiring 8/24/15(a)(b)	14,800	641,402

Industrials–0.0%
Transportation Infrastructure–0.0%
Adani Ports and Special Economic Zone, Merrill Lynch Intl & Co., expiring 12/17/14(a)	143,330	315,254

Construction & Engineering–0.0%
IRB Infrastructure Developers Ltd., Merrill Lynch Intl & Co., expiring 1/25/16(a)	235,030	281,378

		596,632

Consumer Discretionary–0.0%
Multiline Retail–0.0%
Hyundai Department Store Co., Ltd., Macquarie Bank Ltd., expiring 2/01/16(a)	3,670	549,710

Total Warrants (cost $57,317,020)		56,087,062

Principal Amount (000)		U.S. $ Value

CORPORATES–NON-INVESTMENT GRADES–0.1%
Industrial–0.1%
Consumer Non-Cyclical–0.1%
Olam International Ltd. 6.75%, 1/29/18(b) (cost $3,522,661)	$3,686	$3,521,519

	Shares
RIGHTS–0.0%
Financials–0.0%
Commercial Banks–0.0%
Barclays PLC, expiring 10/25/13(a) (cost $0)	709,085	926,960

INVESTMENT COMPANIES–0.0%
Funds and Investment Trusts–0.0%
iShares MSCI Japan Small-Cap ETF (cost $719,599)	13,410	740,232

Principal Amount (000)
SHORT-TERM INVESTMENTS–0.3%
Repurchase Agreements–0.3%
State Street Bank & Trust Co. 0.00%, dated 9/30/13 due 10/01/13 in the amount of $13,386,438 (collateralized by $15,065,000 Federal National Mortgage Association, 2.47% to 2.96%, due 8/27/2024 to 2/07/2028, value $13,657,050) (cost $13,386,438)	$13,386	13,386,438
Total Investments—98.4% (cost $3,151,393,570)		3,777,709,218

Other assets less liabilities—1.6%		60,180,378

Net Assets—100.0%		$3,837,889,596

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2013	Unrealized Appreciation/ (Depreciation)
Buy Contracts
BNP Paribas SA:
Australian Dollar settling 10/11/13	93,749	$85,928,459	$87,406,734	$1,478,275
Euro settling 10/11/13	171,284	219,090,392	231,726,776	12,636,384
Citibank, NA:
Euro settling 10/11/13	190,064	252,053,754	257,133,871	5,080,117
Japanese Yen settling 1/17/14	4,428,794	45,147,089	45,090,613	(56,476)

6	Sanford C. Bernstein Fund, Inc.—2013 Annual Report

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2013	Unrealized Appreciation/ (Depreciation)
Swedish Krona settling 10/11/13	1,119,453	$163,808,806	$174,151,259	$10,342,453
Credit Suisse International:
Swiss Franc settling 1/15/14	44,489	49,221,118	49,240,540	19,422
Deutsche Bank AG London:
Australian Dollar settling 10/11/13	87,153	80,612,167	81,256,963	644,796
Goldman Sachs Capital Markets LP:
Australian Dollar settling 1/17/14	18,115	16,017,645	16,783,538	765,893
Royal Bank of Scotland PLC:
Brazilian Real settling 10/02/13	53,360	23,987,413	24,076,163	88,750
Canadian Dollar settling 10/11/13	7,776	7,440,792	7,547,304	106,512
Great British Pound settling 10/11/13	66,844	103,299,158	108,206,160	4,907,002
New Zealand Dollar settling 1/15/14	59,991	49,558,745	49,466,172	(92,573)
Japanese Yen settling 10/11/13	4,868,653	51,051,169	49,533,522	(1,517,647)
Standard Chartered Bank:
Brazilian Real settling 10/02/13	113,698	50,830,327	51,300,816	470,489
UBS AG:
Euro settling 1/15/14	19,132	25,893,057	25,889,962	(3,095)
Swiss Franc settling 10/11/13	92,974	99,890,841	102,814,982	2,924,141
Sale Contracts
Barclays Bank PLC Wholesale:
Hong Kong Dollar settling 10/11/13	352,422	45,405,552	45,439,947	(34,395)
BNP Paribas SA:
Japanese Yen settling 10/11/13	3,552,718	36,884,412	36,145,241	739,171
South Korean Won settling 10/11/13	86,926,317	74,794,628	80,818,974	(6,024,346)
Swedish Krona settling 10/11/13	125,406	18,908,586	19,509,182	(600,596)
Swiss Franc settling 10/11/13	30,718	33,367,877	33,969,397	(601,520)
Citibank, NA:
Great British Pound settling 10/11/13	91,858	140,985,404	148,698,484	(7,713,080)
Credit Suisse International:
Norwegian Krone settling 10/11/13	287,526	48,330,456	47,799,474	530,982
Swedish Krona settling 10/11/13	250,792	39,069,950	39,015,254	54,696
Goldman Sachs Capital Markets LP:
Australian Dollar settling 10/11/13	133,451	125,809,596	124,422,832	1,386,764
Great British Pound settling 1/15/14	13,042	21,040,267	21,097,867	(57,600)
Japanese Yen settling 10/11/13	1,315,935	13,425,853	13,388,281	37,572
Japanese Yen settling 1/15/14	3,758,171	38,281,106	38,262,267	18,839
Japanese Yen settling 1/17/14	4,428,794	45,112,369	45,090,614	21,755
HSBC Bank USA:
Hong Kong Dollar settling 10/11/13	1,115,060	143,782,236	143,771,576	10,660
Royal Bank of Canada:
Canadian Dollar settling 10/11/13	22,155	20,982,995	21,503,412	(520,417)
Royal Bank of Scotland PLC:
Brazilian Real settling 10/02/13	53,360	23,928,251	24,076,163	(147,912)
Brazilian Real settling 11/04/13	53,360	23,813,455	23,888,615	(75,160)
Great British Pound settling 1/17/14	8,465	13,135,284	13,693,527	(558,243)
Standard Chartered Bank:
Brazilian Real settling 10/02/13	113,698	48,777,466	51,300,817	(2,523,351)
Hong Kong Dollar settling 10/11/13	139,681	18,009,876	18,009,934	(58)
Hong Kong Dollar settling 1/15/14	140,542	18,129,831	18,124,549	5,282
State Street Bank & Trust Co.:
Hong Kong Dollar settling 1/17/14	66,265	8,547,213	8,545,679	1,534
UBS AG:
Euro settling 10/11/13	143,506	189,585,490	194,146,463	(4,560,973)
Swedish Krona settling 10/11/13	385,285	59,390,656	59,938,084	(547,428)
Swiss Franc settling 10/11/13	62,256	66,879,874	68,845,587	(1,965,713)

				$14,670,906

Schedule of Investments—Tax-Managed International Portfolio	7

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the aggregate market value of these securities amounted to $65,596,432 or 1.7% of net assets.

Glossary:

ADR—American Depositary Receipt

ETF—Exchange Traded Fund

GDR—Global Depositary Receipt

MSCI—Morgan Stanley Capital International

NVDR—Non Voting Depositary Receipt

OJSC—Open Joint Stock Company

REG—Registered Shares

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

International Portfolio

September 30, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS–97.3%
Financials–22.4%
Capital Markets–3.0%
3i Group PLC	79,820	$469,749
Ashmore Group PLC	51,040	322,143
Banca Generali SpA	20,640	466,832
Deutsche Bank AG (REG)	237,530	10,902,920
GAM Holding AG(a)	19,700	356,220
Intermediate Capital Group PLC	42,750	308,754
Macquarie Group Ltd.	340,650	15,261,551
UBS AG(a)	980,013	20,085,784

		48,173,953

Commercial Banks–7.2%
Banco do Brasil SA	290,500	3,388,271
Bank Hapoalim BM	643,310	3,255,268
Bank of Georgia Holdings PLC	13,380	418,134
Barclays PLC	1,255,990	5,367,691
Hang Seng Bank Ltd.	382,000	6,219,892
HSBC Holdings PLC	1,617,910	17,511,215
KB Financial Group, Inc. (ADR)	90,320	3,163,006
Lloyds Banking Group PLC(a)	9,121,620	10,860,656
Mitsubishi UFJ Financial Group, Inc.	2,217,600	14,224,480
National Australia Bank Ltd.	443,631	14,214,461
Resona Holdings, Inc.	805,300	4,134,414
Sberbank of Russia (Sponsored ADR)	530,367	6,380,315
Seven Bank Ltd.	468,400	1,569,086
Societe Generale SA	260,999	13,002,762
Sumitomo Mitsui Financial Group, Inc.	213,100	10,319,464
Westpac Banking Corp.	53,500	1,635,325

		115,664,440

Consumer Finance–0.1%
Aeon Thana Sinsap Thailand PCL (NVDR)	82,800	247,834
Compartamos SAB de CV	149,530	278,509
Credito Real SAB de CV(a)	192,300	303,813
International Personal Finance PLC	29,080	287,312

		1,117,468

Diversified Financial Services–1.9%
Chailease Holding Co., Ltd.	89,100	209,071
Challenger Ltd./Australia	74,760	383,949
IG Group Holdings PLC	659,459	6,178,763
ING Groep NV(a)	1,083,750	12,297,289
Intercorp Financial Services, Inc.(b)	7,190	212,105
ORIX Corp.	623,200	10,188,028
Warsaw Stock Exchange	27,400	333,984

		29,803,189

8	Sanford C. Bernstein Fund, Inc.—2013 Annual Report

Company	Shares	U.S. $ Value

Insurance–5.0%
Admiral Group PLC	723,603	$14,433,952
AIA Group Ltd.	2,655,000	12,493,287
Anadolu Hayat Emeklilik AS	85,603	193,050
Gjensidige Forsikring ASA	296,840	4,480,958
Insurance Australia Group Ltd.	1,229,450	6,739,656
Intact Financial Corp.	3,840	230,314
Lancashire Holdings Ltd.	651,040	8,094,484
Prudential PLC	746,910	13,895,664
Suncorp Group Ltd.	262,406	3,209,110
Topdanmark A/S(a)	291,590	7,505,095
Tryg A/S	103,510	9,535,449

		80,811,019

Real Estate Investment Trusts (REITs)–0.9%
Concentradora Fibra Hotelera Mexicana SA de CV	137,850	229,057
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	141,700	192,160
GLP J-Reit	4,803	5,363,596
Mexico Real Estate Management SA de CV(a)	1,325,450	2,267,224
Stockland	1,856,920	6,712,167

		14,764,204

Real Estate Management & Development–4.3%
Aeon Mall Co., Ltd.	188,800	5,620,027
Aliansce Shopping Centers SA	27,800	249,614
Countrywide PLC	44,658	379,559
Daito Trust Construction Co., Ltd.	63,100	6,314,617
Daiwa House Industry Co., Ltd.	185,000	3,494,817
Evergrande Real Estate Group Ltd.(a)	10,558,000	4,407,608
Global Logistic Properties Ltd.	10,053,833	23,143,987
Hang Lung Group Ltd.	122,800	651,608
Hang Lung Properties Ltd.	3,313,000	11,323,735
Mitsubishi Estate Co., Ltd.	436,000	12,921,173
NTT Urban Development Corp.	21,100	278,190
Quintain Estates & Development PLC(a)	174,910	239,272

		69,024,207

Thrifts & Mortgage Finance–0.0%
Paragon Group of Cos. PLC	81,960	413,832

		359,772,312

Consumer Discretionary–21.0%
Auto Components–2.1%
Cie Generale des Etablissements Michelin–Class B	108,004	11,977,838
GKN PLC	1,213,490	6,713,665
Linamar Corp.	11,790	395,003
Nokian Renkaat Oyj	60,153	3,058,318
TS Tech Co., Ltd.	11,100	438,999
Valeo SA	120,940	10,322,796

		32,906,619

Company	Shares	U.S. $ Value

Automobiles–4.6%
Honda Motor Co., Ltd.	223,500	$8,542,790
Kia Motors Corp.	136,160	8,265,785
Mazda Motor Corp.(a)	1,364,000	6,131,644
Nissan Motor Co., Ltd.	845,700	8,535,422
Toyota Motor Corp.	480,700	30,830,904
Volkswagen AG (Preference Shares)	50,640	11,939,955

		74,246,500

Distributors–0.0%
Inchcape PLC	50,370	497,331

Diversified Consumer Services–0.7%
Estacio Participacoes SA	911,100	7,078,980
Kroton Educacional SA	266,500	3,788,934

		10,867,914

Hotels, Restaurants & Leisure–4.5%
Flight Centre Ltd.	8,620	388,722
Galaxy Entertainment Group Ltd.(a)	1,110,000	7,799,999
Ladbrokes PLC	1,549,170	4,242,042
Melco Crown Entertainment Ltd. (ADR)(a)	293,580	9,344,652
Melco International Development Ltd.	2,036,000	5,471,862
Sands China Ltd.	1,764,400	10,933,932
Sodexo	227,090	21,188,881
Tatts Group Ltd.	903,670	2,613,823
Whitbread PLC	113,084	5,424,479
William Hill PLC	810,944	5,287,574

		72,695,966

Household Durables–0.4%
Berkeley Group Holdings PLC	10,480	351,376
Rinnai Corp.	6,700	497,903
Sony Corp.	251,600	5,400,556
Techtronic Industries Co.	103,500	269,806

		6,519,641

Leisure Equipment & Products–0.0%
Giant Manufacturing Co., Ltd.	42,000	286,396

Media–3.7%
British Sky Broadcasting Group PLC	608,830	8,575,029
Cineplex, Inc.	49,130	1,822,491
Havas SA	21,240	166,028
Liberty Global PLC–Series C(a)	100,290	7,564,875
Mediaset Espana Comunicacion SA(a)	37,590	432,974
Metropole Television SA	18,710	401,319
Naspers Ltd.	152,510	14,119,657
Reed Elsevier PLC	555,470	7,487,427
SKY Perfect JSAT Holdings, Inc.	437,500	2,280,342
Television Broadcasts Ltd.	341,000	2,155,713
Thomson Reuters Corp.	157,800	5,518,136
VGI Global Media PCL	548,000	206,726
Wolters Kluwer NV	344,700	8,887,186

		59,617,903

Multiline Retail–0.6%
Dollarama, Inc.	6,980	567,250

Schedule of Investments—International Portfolio	9

Company	Shares	U.S. $ Value

Myer Holdings Ltd.	861,790	$2,100,060
Next PLC	78,750	6,579,865

		9,247,175

Specialty Retail–1.6%
Howden Joinery Group PLC	115,860	546,916
Komeri Co., Ltd.	8,800	215,985
Mr. Price Group Ltd.	23,850	330,142
Nitori Holdings Co., Ltd.	52,400	4,798,551
Sanrio Co., Ltd.	60,000	3,698,310
Shimamura Co., Ltd.	38,800	3,863,128

Sports Direct International PLC(a)	476,740	5,450,587
Super Retail Group Ltd.	26,470	320,224
United Arrows Ltd.	10,900	459,131
Yamada Denki Co., Ltd.	2,169,100	6,415,827

		26,098,801

Textiles, Apparel & Luxury Goods–2.8%
Arezzo Industria e Comercio SA	14,900	263,471
Brunello Cucinelli SpA	13,270	431,116
Cie Financiere Richemont SA	157,625	15,793,359
Eclat Textile Co., Ltd.	45,900	402,984
Hugo Boss AG	18,860	2,439,106
Li & Fung Ltd.	8,916,000	12,987,101
LVMH Moet Hennessy Louis Vuitton SA	32,279	6,361,069
Samsonite International SA	2,009,900	5,619,178
Tod’s SpA	990	185,500

		44,482,884

		337,467,130

Industrials–13.6%
Aerospace & Defense–3.0%
BAE Systems PLC	695,180	5,109,447
European Aeronautic Defence and Space Co. NV	272,537	17,366,651
MTU Aero Engines AG	98,190	9,167,699
QinetiQ Group PLC	566,560	1,756,501
Safran SA	108,200	6,664,101
Zodiac Aerospace	54,490	8,674,085

		48,738,484

Air Freight & Logistics–0.0%
Yamato Holdings Co., Ltd.	18,900	426,848

Airlines–0.9%
Controladora Vuela Cia de Aviacion SAB de CV (ADR)(a)	10,962	158,949
Japan Airlines Co., Ltd.	133,300	8,077,170
Qantas Airways Ltd.(a)	3,754,840	5,176,198

		13,412,317

Building Products–0.0%
Kingspan Group PLC	30,520	509,642

Commercial Services & Supplies–0.5%
Aggreko PLC	55,682	1,444,950
Company	Shares	U.S. $ Value

Edenred	211,513	$6,871,756

		8,316,706

Construction & Engineering–0.1%
China State Construction International Holdings Ltd.	220,000	352,435
Grana y Montero SA	68,070	270,080
Grana y Montero SA (ADR)(a)	4,615	92,116
Sino Thai Engineering & Construction PCL	297,240	215,708

		930,339

Electrical Equipment–0.6%
Sumitomo Electric Industries Ltd.	660,500	9,606,643

Industrial Conglomerates–0.9%
Hutchison Whampoa Ltd.	546,000	6,559,038
Toshiba Corp.	1,641,000	7,395,506

		13,954,544

Machinery–1.0%
Andritz AG	6,458	380,052
FANUC Corp.	19,400	3,215,105
Hiwin Technologies Corp.	29,870	199,920
IHI Corp.	77,000	325,604
Komatsu Ltd.	376,600	9,403,312
Krones AG	4,670	397,132
KUKA AG	8,130	352,531
Melrose Industries PLC	92,970	451,371
Nachi-Fujikoshi Corp.	88,000	492,531

		15,217,558

Professional Services–5.3%
Bureau Veritas SA	699,730	22,086,918
Capita PLC	1,551,864	25,013,489
DKSH Holding AG	2,340	199,546
Intertek Group PLC	493,256	26,415,256
SGS SA	4,740	11,328,181

		85,043,390

Road & Rail–0.7%
East Japan Railway Co.	24,800	2,137,380
Localiza Rent a Car SA	15,540	231,385
National Express Group PLC	128,295	532,710
Nippon Express Co., Ltd.	1,720,000	8,642,797

		11,544,272

Trading Companies & Distributors–0.6%
Ashtead Group PLC	18,830	187,406
Barloworld Ltd.	32,120	304,892
Brenntag AG	2,290	381,229
Mitsubishi Corp.	384,100	7,798,694
MonotaRO Co., Ltd.	12,600	370,172
Rexel SA	15,540	395,369

		9,437,762

Transportation Infrastructure–0.0%
Malaysia Airports Holdings Bhd	96,000	223,543
OHL Mexico SAB de CV(a)	123,610	325,327

		548,870

		217,687,375

10	Sanford C. Bernstein Fund, Inc.—2013 Annual Report

Company	Shares	U.S. $ Value

Consumer Staples–11.3%
Beverages–1.4%
Anheuser-Busch InBev NV	93,230	$9,248,203
Asahi Group Holdings Ltd.	115,800	3,048,509
Davide Campari-Milano SpA	43,340	376,282
Diageo PLC	95,590	3,038,559
Heineken Holding NV	69,660	4,404,263
SABMiller PLC	61,650	3,135,668

		23,251,484

Food & Staples Retailing–3.5%
Brasil Pharma SA(a)	34,600	121,771
Clicks Group Ltd.	40,090	218,745
Eurocash SA	26,820	412,931
FamilyMart Co., Ltd.	8,100	350,839
Jean Coutu Group PJC, Inc. (The)–Class A	88,660	1,565,677
Jeronimo Martins SGPS SA	468,388	9,611,968
Koninklijke Ahold NV	695,560	12,050,720
Lawson, Inc.	34,500	2,704,953
MARR SpA	30,320	412,743
Metro, Inc.	65,530	4,098,925
Olam International Ltd.	10,539,746	12,876,746
Sugi Holdings Co., Ltd.	96,000	4,121,865
Tsuruha Holdings, Inc.	17,500	1,544,014
WM Morrison Supermarkets PLC	1,372,797	6,224,232

		56,316,129

Food Products–0.3%
Alicorp SAA	90,120	287,996
Del Monte Pacific Ltd.	200,000	126,018
Devro PLC	67,450	353,863
Mayora Indah Tbk PT	79,000	215,781
MHP SA (GDR)(b)	11,470	181,799
Minerva SA/Brazil(a)	42,100	191,856
Standard Foods Corp.	106,950	320,778
Unilever PLC	53,377	2,075,312
Wei Chuan Foods Corp.	168,000	327,799

		4,081,202

Household Products–1.6%
Henkel AG & Co. KGaA	208,480	18,469,886
LG Household & Health Care Ltd.	13,320	6,760,654

		25,230,540

Tobacco–4.5%
British American Tobacco PLC	614,714	32,351,960
Imperial Tobacco Group PLC	281,480	10,405,624
Japan Tobacco, Inc.	827,000	29,813,136

		72,570,720

		181,450,075

Health Care–7.5%
Biotechnology–0.9%
Actelion Ltd.(a)	204,470	14,517,691
Company	Shares	U.S. $ Value

Taiwan Liposome Co., Ltd.(a)	29,000	$349,173

		14,866,864

Health Care Equipment & Supplies–0.1%
Ansell Ltd.	14,410	280,692
Draegerwerk AG & Co. KGaA (Preference Shares)	3,630	462,263
Ginko International Co., Ltd.	23,000	425,545

		1,168,500

Health Care Providers & Services–0.4%
Sonic Healthcare Ltd.	215,160	3,249,900
Suzuken Co., Ltd./Aichi Japan	103,800	3,418,864

		6,668,764

Life Sciences Tools & Services–1.0%
Eurofins Scientific	64,681	16,299,954
Gerresheimer AG	3,470	207,745

		16,507,699

Pharmaceuticals–5.1%
Astellas Pharma, Inc.	38,800	1,981,903
AstraZeneca PLC	92,520	4,809,659
GlaxoSmithKline PLC	944,270	23,741,543
Kalbe Farma Tbk PT	2,362,500	240,778
Novartis AG	289,160	22,241,659
Orion Oyj–Class B	6,020	151,905
Roche Holding AG	90,770	24,496,407
Sanofi	34,550	3,499,115

		81,162,969

		120,374,796

Materials–5.6%
Chemicals–3.1%
Arkema SA	88,880	9,904,410
AZ Electronic Materials SA	39,940	190,693
Chr Hansen Holding A/S	9,230	327,069
Croda International PLC	6,010	258,057
EMS-Chemie Holding AG	10,130	3,584,650
Essentra PLC	1,032,420	12,517,366
Fuchs Petrolub SE (Preference Shares)	4,850	405,945
Givaudan SA(a)	4,650	6,796,338
Kansai Paint Co., Ltd.	34,000	451,833
Koninklijke DSM NV	100,125	7,553,094
Nippon Shokubai Co., Ltd.	440,000	5,113,365
Teijin Ltd.	1,104,000	2,551,650

		49,654,470

Construction Materials–0.4%
Holcim Ltd.(a)	96,699	7,209,655

Metals & Mining–2.1%
BHP Billiton PLC	458,847	13,497,592
Dowa Holdings Co., Ltd.	307,139	3,109,684
MMC Norilsk Nickel OJSC (ADR)	549,940	7,935,634

Schedule of Investments—International Portfolio	11

Company	Shares	U.S. $ Value

Rio Tinto PLC	188,680	$9,210,040

		33,752,950

		90,617,075

Telecommunication Services–4.9%
Diversified Telecommunication Services–3.2%
Bezeq The Israeli Telecommunication Corp., Ltd.	1,809,744	3,327,745
Nippon Telegraph & Telephone Corp.	179,400	9,337,883
Swisscom AG	21,050	10,115,058
TDC A/S	759,490	6,426,549
Telenor ASA	402,700	9,203,074
Telstra Corp., Ltd.	1,320,750	6,128,538
Vivendi SA	307,975	7,084,431

		51,623,278

Wireless Telecommunication Services–1.7%
StarHub Ltd.	1,041,000	3,561,858
Vodafone Group PLC	6,905,165	24,235,905

		27,797,763

		79,421,041

Information Technology–4.3%
Electronic Equipment, Instruments & Components–0.3%
Anritsu Corp.	27,300	348,118
LG Display Co., Ltd. (ADR)(a)	339,660	4,052,144

		4,400,262

Internet Software & Services–1.2%
Baidu, Inc. (Sponsored ADR)(a)	21,280	3,302,231
Mail.ru Group Ltd. (GDR)(b)	9,790	373,978
SINA Corp./China(a)	4,620	375,005
Telecity Group PLC	958,036	12,869,897
Tencent Holdings Ltd.	61,900	3,255,231

		20,176,342

IT Services–1.1%
Alten SA	4,110	175,867
Computacenter PLC	27,265	235,746
Fujitsu Ltd.(a)	2,050,000	7,673,624
Itochu Techno-Solutions Corp.	10,200	362,978
Obic Co., Ltd.	162,500	5,256,002
Otsuka Corp.	27,800	3,557,285

		17,261,502

Semiconductors & Semiconductor Equipment–1.1%
Hermes Microvision, Inc.	13,000	379,169
Samsung Electronics Co., Ltd. (GDR) (London)(b)	12,270	7,828,260
Sumco Corp.	555,500	4,532,471
Tokyo Electron Ltd.	102,600	5,519,805

		18,259,705

Software–0.6%
Dassault Systemes SA	12,700	$1,695,108
GameLoft SE(a)	51,340	543,141
Oracle Corp. Japan	83,400	3,111,244
SAP AG	51,381	3,799,882
SDL PLC	52,420	264,984

		9,414,359

		69,512,170

Energy–3.8%
Energy Equipment & Services–1.5%
Aker Solutions ASA	435,450	6,114,622
John Wood Group PLC	28,170	365,387
Saipem SpA	235,690	5,119,560

ShawCor Ltd.	7,310	308,283
Technip SA	93,628	10,992,151

		22,900,003

Oil, Gas & Consumable Fuels–2.3%
Africa Oil Corp.(a)	29,200	235,128
BG Group PLC	504,110	9,623,290
ENI SpA	534,680	12,291,311
Gazprom OAO (Sponsored ADR)	563,980	4,974,303
Genel Energy PLC(a)	20,780	315,210
Gran Tierra Energy, Inc.(a)	28,060	199,135
KrisEnergy Ltd.(a)	223,000	227,524
Ophir Energy PLC(a)	32,526	175,327
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	47,878	1,576,889
Statoil ASA	339,930	7,720,897

		37,339,014

		60,239,017

Utilities–2.9%
Electric Utilities–1.9%
CLP Holdings Ltd.	635,000	5,179,844
EDP–Energias de Portugal SA	1,908,610	6,972,701
Electricite de France SA	432,050	13,666,557
Emera, Inc.	8,870	256,529
Power Assets Holdings Ltd.	526,500	4,707,039

		30,782,670

Gas Utilities–0.0%
Enagas SA	12,830	314,427
ENN Energy Holdings Ltd.	48,000	268,292

		582,719

Independent Power Producers & Energy Traders–0.6%
APR Energy PLC	602,804	9,480,674

Multi-Utilities–0.4%
National Grid PLC	484,510	5,723,323

		46,569,386

Total Common Stocks (cost $1,324,204,438)		1,563,110,377

12	Sanford C. Bernstein Fund, Inc.—2013 Annual Report

Company	Shares	U.S. $ Value

WARRANTS–1.5%
Financials–0.7%
Commercial Banks–0.0%
Commercial Bank of Qatar QSC (The), Deutsche Bank AG London, expiring 5/26/17(a)	13,540	$253,608

Thrifts & Mortgage Finance–0.5%
Housing Development Finance Corp., Deutsche Bank AG London, expiring 1/30/17(a)(b)	586,810	7,163,483

Consumer Finance–0.2%

Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/22/15(a)(b)	264,270	2,422,352
Muthoot Finance Ltd., Merrill Lynch Intl & Co., expiring 5/22/18(a)	883,608	1,263,559

		3,685,911

Diversified Financial Services–0.0%
FBN Holdings PLC, Citigroup Global Markets Holding, Inc., expiring 4/29/14(a)	3,107,760	310,776

		11,413,778

Information Technology–0.7%
IT Services–0.2%
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 12/14/15(a)	99,890	3,075,923

Semiconductors & Semiconductor Equipment–0.5%
SK Hynix, Inc., Citigroup Global Markets, expiring 1/20/15(a)(b)	266,320	7,505,696

		10,581,619

Consumer Staples–0.1%
Food & Staples Retailing–0.1%
Olam International Ltd., expiring 1/29/18(a)	2,064,648	474,869

Health Care–0.0%
Pharmaceuticals–0.0%
Lupin Ltd., Merrill Lynch Intl & Co., expiring 10/20/14(a)(b)	20,650	282,298

Utilities–0.0%
Multi-Utilities–0.0%
Qatar Electricity & Water Co., Credit Suisse International, expiring 8/24/15(a)(b)	6,460	279,964

Company	Shares	U.S. $ Value

Industrials–0.0%
Transportation Infrastructure–0.0%
Adani Ports and Special Economic Zone, Merrill Lynch Intl & Co., expiring 12/17/14(a)	62,500	$137,469

Construction & Engineering–0.0%
IRB Infrastructure Developers Ltd., Merrill Lynch Intl & Co., expiring 1/25/16(a)	102,500	122,713

		260,182

Consumer Discretionary–0.0%
Multiline Retail–0.0%
Hyundai Department Store Co., Ltd., Macquarie Bank Ltd., expiring 2/01/16(a)	1,590	238,158

Total Warrants (cost $23,842,799)		23,530,868

Principal Amount (000)
CORPORATES-NON-INVESTMENT GRADES–0.1%
Industrial–0.1%
Consumer Non-Cyclical–0.1%
Olam International Ltd. 6.75%, 1/29/18(b) (cost $1,526,080)	$1,597	1,525,585

	Shares
RIGHTS–0.0%
Financials–0.0%
Commercial Banks–0.0%
Barclays PLC, expiring 10/25/13(a) (cost $0)	313,997	410,477

INVESTMENT COMPANIES–0.0%
Funds and Investment Trusts–0.0%
iShares MSCI Japan Small–Cap ETF (cost $313,383)	5,840	322,368

Schedule of Investments—International Portfolio	13

Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–0.3%
Repurchase Agreements–0.3%
State Street Bank & Trust Co. 0.01%, dated 9/30/13 due 10/01/13 in the amount of $5,206,398 (collateralized by $5,970,000 Federal National Mortgage Association, 2.96%, due 2/07/2028, value $5,313,300) (cost $5,206,398)	$5,206	$5,206,398

Total Investments—99.2% (cost $1,355,093,098)		1,594,106,073

Other assets less liabilities—0.8%		13,183,976

Net Assets—100.0%		$1,607,290,049

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2013	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC Wholesale:
Euro settling 12/17/13	94,564	$125,378,720	$127,956,331	$2,577,611
BNP Paribas SA:
Australian Dollar settling 12/17/13	16,495	15,232,011	15,312,537	80,526
Citibank, NA:
Japanese Yen settling 12/17/13	1,960,310	19,976,969	19,952,849	(24,120)
Credit Suisse International:
Swedish Krona settling 12/17/13	197,726	30,078,912	30,712,677	633,765
Swiss Franc settling 12/17/13	7,845	8,676,466	8,680,312	3,846
Goldman Sachs Capital Markets LP:
Australian Dollar settling 12/17/13	8,429	7,467,757	7,824,757	357,000
Brazilian Real settling 10/02/13	11,703	4,983,181	5,280,423	297,242
Japanese Yen settling 12/17/13	674,135	6,714,492	6,861,626	147,134
JPMorgan Chase Bank, NA:
Euro settling 12/17/13	4,658	6,305,898	6,302,828	(3,070)
Royal Bank of Scotland PLC:
Brazilian Real settling 10/02/13	29,710	13,355,810	13,405,225	49,415
New Zealand Dollar settling 12/17/13	28,822	23,858,362	23,814,085	(44,277)
Standard Chartered Bank:
Brazilian Real settling 10/02/13	41,413	18,570,852	18,685,647	114,795
UBS AG:
Swiss Franc settling 12/17/13	7,556	8,123,098	8,360,540	237,442
Sale Contracts
Barclays Bank PLC Wholesale:
South Korean Won settling 12/17/13	38,263,404	34,978,887	35,402,273	(423,386)
Brown Brothers Harriman & Co.:
Great British Pound settling 12/17/13	2,979	4,653,913	4,820,026	(166,113)
Citibank, NA:
Hong Kong Dollar settling 12/17/13	701,097	90,423,344	90,410,079	13,265
Norwegian Krone settling 12/17/13	21,755	3,606,748	3,607,635	(887)
Credit Suisse International:
Swedish Krona settling 12/17/13	44,632	6,942,315	6,932,665	9,650
Swiss Franc settling 12/17/13	1,431	1,571,692	1,583,369	(11,677)

14	Sanford C. Bernstein Fund, Inc.—2013 Annual Report

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2013	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG London:
Hong Kong Dollar settling 12/17/13	21,991	$2,836,317	$2,835,853	$464
Goldman Sachs Capital Markets LP:
Brazilian Real settling 10/02/13	11,703	5,247,982	5,280,422	(32,440)
Great British Pound settling 12/17/13	4,891	7,892,069	7,913,645	(21,576)
Japanese Yen settling 12/17/13	3,175,132	32,331,673	32,317,812	13,861
Royal Bank of Canada:
Canadian Dollar settling 12/17/13	8,408	8,109,443	8,147,190	(37,747)
Royal Bank of Scotland PLC:
Australian Dollar settling 12/17/13	2,025	1,886,369	1,879,836	6,533
Brazilian Real settling 10/02/13	29,710	13,322,870	13,405,225	(82,355)
Brazilian Real settling 11/04/13	29,710	13,258,953	13,300,801	(41,848)
Great British Pound settling 12/17/13	13,548	21,249,225	21,920,681	(671,456)
Standard Chartered Bank:
Brazilian Real settling 10/02/13	41,413	17,476,052	18,685,647	(1,209,595)
Hong Kong Dollar settling 12/17/13	36,721	4,736,299	4,735,363	936
State Street Bank & Trust Co.:
Norwegian Krone settling 12/17/13	88,637	14,903,111	14,698,687	204,424

				$1,977,362

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the aggregate market value of these securities amounted to $27,775,520 or 1.7% of net assets.

Glossary:

ADR—American Depositary Receipt

ETF—Exchange Traded Fund

GDR—Global Depositary Receipt

MSCI—Morgan Stanley Capital International

NVDR—Non Voting Depositary Receipt

OJSC—Open Joint Stock Company

REG—Registered Shares

See notes to financial statements.

Schedule of Investments—International Portfolio	15

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Emerging Markets Portfolio

September 30, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS–96.4%
Financials–25.3%
Commercial Banks–15.6%
Abu Dhabi Commercial Bank PJSC	1,964,200	$2,700,611
Banco do Brasil SA	2,157,600	25,165,348
Bangkok Bank PCL (NVDR)	953,400	5,977,849
Bank Mandiri Persero Tbk PT	7,605,500	5,222,588
Bank of Baroda	579,182	4,579,823
Bank of India	334,434	841,255
Canara Bank	215,194	760,006
China Construction Bank Corp.–Class H	24,008,400	18,533,606
Credicorp Ltd.	68,350	8,780,241
DGB Financial Group, Inc.	447,710	6,747,171
First Gulf Bank PJSC	903,290	4,072,358
Grupo Financiero Banorte SAB de CV–Class O	1,578,589	9,836,107
Grupo Financiero Santander Mexico SAB de CV (ADR)	419,337	5,795,237
HDFC Bank Ltd.	916,590	8,711,720
Industrial & Commercial Bank of China Ltd.–Class H	32,840,000	22,953,843
Itausa–Investimentos Itau SA (Preference Shares)	2,367,106	9,612,396
Kasikornbank PCL (NVDR)	1,524,300	8,532,379
KB Financial Group, Inc.	152,327	5,362,962
Komercni Banka AS	30,781	6,849,439
Punjab National Bank	406,041	3,002,954
Sberbank of Russia (Sponsored ADR)	1,418,303	17,062,185
Shinhan Financial Group Co., Ltd.	83,690	3,405,118
Union Bank of India	941,094	1,649,854

		186,155,050

Consumer Finance–0.6%
Muthoot Finance Ltd.	1,843,751	2,657,413
Shriram Transport Finance Co., Ltd.	498,121	4,525,925

		7,183,338

Insurance–1.4%
AIA Group Ltd.	2,493,400	11,732,867
BB Seguridade Participacoes SA	484,400	4,766,848

		16,499,715

Real Estate Investment Trusts (REITs)–0.2%
Mexico Real Estate Management SA de CV(a)	1,603,440	2,742,734

Real Estate Management & Development–6.3%
Aldar Properties PJSC	5,077,890	3,686,208
BR Malls Participacoes SA	436,358	3,957,405
Company	Shares	U.S. $ Value

China Overseas Land & Investment Ltd.	2,530,000	$7,498,957
Country Garden Holdings Co., Ltd.	14,498,000	9,387,875
Emaar Properties PJSC	2,932,110	4,657,728
Evergrande Real Estate Group Ltd.(a)	18,835,000	7,862,976
Global Logistic Properties Ltd.	5,441,000	12,525,216
Hang Lung Properties Ltd.	3,184,000	10,882,817
KWG Property Holding Ltd.	10,804,800	6,878,883
LPN Development PCL	2,766,600	1,813,149
Shimao Property Holdings Ltd.	1,863,000	4,316,268

Supalai PCL	2,651,400	1,339,262

		74,806,744

Thrifts & Mortgage Finance–1.2%
Housing Development Finance Corp.	1,165,525	14,124,128

		301,511,709

Consumer Discretionary–18.8%
Auto Components–0.4%
Nokian Renkaat Oyj	64,710	3,290,007
Xingda International Holdings Ltd.	3,011,000	1,433,706

		4,723,713

Automobiles–3.1%
Hyundai Motor Co.	25,590	5,970,481
Kia Motors Corp.	360,130	21,862,200
Tata Motors Ltd.	863,960	4,584,877
Tata Motors Ltd.–Class A	1,891,820	4,912,057

		37,329,615

Distributors–0.4%
Dah Chong Hong Holdings Ltd.	6,013,000	4,895,768

Diversified Consumer Services–1.3%
Estacio Participacoes SA	1,059,600	8,232,781
Kroton Educacional SA	510,300	7,255,134

		15,487,915

Hotels, Restaurants & Leisure–4.5%
Ajisen China Holdings Ltd.	4,165,000	4,172,464
Galaxy Entertainment Group Ltd.(a)	1,170,000	8,221,621
Melco Crown Entertainment Ltd. (ADR)(a)	232,730	7,407,796
Melco International Development Ltd.	3,680,000	9,890,202
MGM China Holdings Ltd.	1,761,200	5,903,088
Sands China Ltd.	1,422,800	8,817,048
Yum! Brands, Inc.	123,570	8,821,662

		53,233,881

Household Durables–0.9%
Brookfield Incorporacoes SA(a)	3,177,316	2,308,116
Even Construtora e Incorporadora SA	1,486,700	5,661,575
Rossi Residencial SA(a)	2,161,595	3,091,755

		11,061,446

16	Sanford C. Bernstein Fund, Inc.—2013 Annual Report

Company	Shares	U.S. $ Value

Internet & Catalog Retail–0.3%
Ctrip.com International Ltd. (ADR)(a)	61,990	$3,622,076

Media–2.2%
Naspers Ltd.	277,190	25,662,761

Multiline Retail–0.8%
El Puerto de Liverpool SAB de CV	473,481	5,346,307
SACI Falabella	463,882	4,448,121

		9,794,428

Specialty Retail–2.4%
Belle International Holdings Ltd.	7,550,000	10,977,407
Chow Tai Fook Jewellery Group Ltd.	4,359,771	6,252,476
Mr. Price Group Ltd.	446,092	6,174,997
Zhongsheng Group Holdings Ltd.	3,042,500	4,794,846

		28,199,726

Textiles, Apparel & Luxury Goods–2.5%
Alpargatas SA (Preference Shares)	355,850	2,291,197
Cie Financiere Richemont SA (Johannesburg)	1,132,700	11,392,421
Daphne International Holdings Ltd.	3,492,000	2,123,710
Pacific Textile Holdings Ltd.	3,118,000	3,859,359
Shenzhou International Group Holdings Ltd.	1,704,000	5,580,015
Yue Yuen Industrial Holdings Ltd.	1,788,000	4,956,960

		30,203,662

		224,214,991

Information Technology–16.8%
Computers & Peripherals–0.7%
Inventec Corp.	3,166,000	3,061,778
Lite-On Technology Corp.	2,912,375	4,964,255

		8,026,033

Electronic Equipment, Instruments & Components–1.6%
Innolux Corp.(a)	5,922,000	2,844,819
Ju Teng International Holdings Ltd.	3,128,000	1,837,552
LG Display Co., Ltd.(a)	489,200	11,779,249
Yageo Corp.(a)	7,681,100	2,729,302

		19,190,922

Internet Software & Services–2.3%
Baidu, Inc. (Sponsored ADR)(a)	82,426	12,790,867
Tencent Holdings Ltd.	290,000	15,250,678

		28,041,545

IT Services–1.8%
HCL Technologies Ltd.	95,040	1,642,653
Sonda SA	2,612,874	6,967,664
Tata Consultancy Services Ltd.	425,430	13,059,615

		21,669,932

Semiconductors & Semiconductor Equipment–10.4%
Advanced Semiconductor Engineering, Inc.	11,319,794	10,948,880
King Yuan Electronics Co., Ltd.	7,188,000	4,956,497

Kinsus Interconnect Technology Corp.	1,220,000	$4,294,459
Samsung Electronics Co., Ltd.	48,771	62,036,389
Samsung Electronics Co., Ltd. (Preference Shares)	11,250	9,169,967
SK Hynix, Inc.(a)	415,640	11,705,034
Taiwan Semiconductor Manufacturing Co., Ltd.	6,120,120	20,839,849

		123,951,075

		200,879,507

Energy–10.5%
Energy Equipment & Services–0.3%
Eurasia Drilling Co., Ltd. (GDR)(b)	90,632	3,616,217

Oil, Gas & Consumable Fuels–10.2%
BG Group PLC	862,550	16,465,789
China Petroleum & Chemical Corp.–Class H	13,267,100	10,399,686
Gazprom OAO (Sponsored ADR)	2,440,822	21,528,050
KazMunaiGas Exploration Production JSC (GDR)(b)	220,704	3,277,454
LUKOIL OAO (London) (Sponsored ADR)	331,090	21,044,080
NovaTek OAO (Sponsored GDR)(b)	105,200	13,895,308
Oil & Natural Gas Corp. Ltd.	785,525	3,337,574
Petroleo Brasileiro SA (Sponsored ADR)	1,492,096	24,962,766
PTT PCL	662,500	6,692,775

		121,603,482

		125,219,699

Consumer Staples–8.6%
Beverages–1.1%
Cia Cervecerias Unidas SA	368,215	4,894,943
SABMiller PLC	146,400	7,481,617

		12,376,560

Food & Staples Retailing–2.5%
Bizim Toptan Satis Magazalari AS	109,634	1,416,131
Jeronimo Martins SGPS SA	456,216	9,362,182
Magnit OJSC (Sponsored GDR)(b)	148,070	9,140,217
Olam International Ltd.	6,123,181	7,480,887
Shoprite Holdings Ltd.	159,180	2,624,000

		30,023,417

Food Products–1.9%
AVI Ltd.	1,510,190	9,002,253
Gruma SAB de CV–Class B(a)	262,075	1,461,589
JBS SA	942,500	3,295,752
MHP SA (GDR)(b)	407,260	6,455,072
Unilever PLC	67,220	2,613,531

		22,828,197

Schedule of Investments—Emerging Markets Portfolio	17

Company	Shares	U.S. $ Value

Household Products–1.3%
Kimberly-Clark de Mexico SAB de CV–Class A	775,939	$2,268,626
LG Household & Health Care Ltd.	25,345	12,864,021

		15,132,647

Tobacco–1.8%
British American Tobacco PLC	368,020	19,368,631
Gudang Garam Tbk PT	833,500	2,518,929

		21,887,560

		102,248,381

Materials–7.2%
Chemicals–0.7%
Hyosung Corp.	84,520	5,637,340
United Phosphorus Ltd.	1,103,360	2,543,939

		8,181,279

Construction Materials–1.1%
China National Building Material Co., Ltd.–Class H	4,792,000	4,610,953
Grasim Industries Ltd. (GDR)(b)	35,641	1,506,284
Holcim Ltd. (a)	38,858	2,897,163
Semen Indonesia Persero Tbk PT	2,347,000	2,638,416
West China Cement Ltd.	13,990,400	2,113,065

		13,765,881

Metals & Mining–5.1%
BHP Billiton PLC	518,656	15,256,953
KGHM Polska Miedz SA	333,380	13,156,277
Korea Zinc Co., Ltd.	5,550	1,678,869
MMC Norilsk Nickel OJSC (ADR)	314,030	4,531,453
Real Gold Mining Ltd.(a)(c)(d)	1,788,000	23
Sberbank of Russia (GDR)(b)	170,202	2,087,017
Ternium SA (Sponsored ADR)	173,020	4,155,940
Vale SA (Sponsored ADR)	170,560	2,662,442
Vale SA (Sponsored ADR) (Local Preference Shares)	1,179,690	16,763,395

		60,292,369

Paper & Forest Products–0.3%
China Forestry Holdings Co., Ltd.(a)(c)(d)	6,430,000	83
Duratex SA	544,300	3,239,325

		3,239,408

		85,478,937

Industrials–4.2%
Airlines–0.9%
Air Arabia PJSC	4,170,300	1,557,323
Turk Hava Yollari	2,276,057	8,679,071

		10,236,394

Commercial Services & Supplies–0.5%
Edenred	178,010	$5,783,291

Industrial Conglomerates–1.0%
Alliance Global Group, Inc.	5,105,100	2,760,326
Bidvest Group Ltd.	256,978	6,443,411
SM Investments Corp.	133,387	2,392,571

		11,596,308

Professional Services–0.2%
51job, Inc. (ADR)(a)	41,645	2,990,944

Road & Rail–1.0%
Globaltrans Investment PLC (Sponsored GDR)(b)	358,272	5,194,944
Localiza Rent a Car SA	453,462	6,751,905

		11,946,849

Transportation Infrastructure–0.6%
Jiangsu Expressway Co., Ltd.–Class H	6,136,000	7,246,839

		49,800,625

Telecommunication Services–1.7%
Diversified Telecommunication Services–0.3%
Telekomunikasi Indonesia Persero TBK PT	23,082,500	4,193,711

Wireless Telecommunication Services–1.4%
China Mobile Ltd.	420,000	4,731,354
SK Telecom Co., Ltd.	27,240	5,570,291
Turkcell Iletisim Hizmetleri AS(a)	990,410	5,819,828

		16,121,473

		20,315,184

Utilities–1.7%
Electric Utilities–0.3%
Light SA	463,700	3,960,583

Independent Power Producers & Energy Traders–0.8%
APR Energy PLC	374,378	5,888,076
China Resources Power Holdings Co., Ltd.	1,232,000	2,941,311

		8,829,387

Water Utilities–0.6%
Cia de Saneamento Basico do Estado de Sao Paulo	326,400	3,186,976
Cia de Saneamento de Minas Gerais-COPASA	261,200	4,124,893

		7,311,869

		20,101,839

18	Sanford C. Bernstein Fund, Inc.—2013 Annual Report

Company	Shares	U.S. $ Value

Health Care–1.6%
Health Care Providers & Services–0.3%
Shanghai Pharmaceuticals Holding Co., Ltd.–Class H	2,234,600	$4,319,627

Pharmaceuticals–1.3%
Lupin Ltd.	152,127	2,079,373
Richter Gedeon Nyrt	368,500	6,417,095
Sun Pharmaceutical Industries Ltd.	746,415	7,050,352

		15,546,820

		19,866,447

Total Common Stocks (cost $1,094,170,192)		1,149,637,319

WARRANTS–1.4%
Industrials–0.7%
Industrial Conglomerates–0.2%
John Keells Holdings PLC, Deutsche Bank AG London, expiring 7/05/19(a)	1,776,110	2,933,246

Air Freight & Logistics–0.5%
Agility Public Warehousing Co. KSC, Credit Suisse International, expiring 3/29/16(a)(b)	2,120,391	5,337,872

		8,271,118

Financials–0.7%
Commercial Banks–0.5%
BankMuscat SAOG, Citigroup Global Markets, expiring 10/28/13(a)	621,700	985,022
Commercial Bank of Qatar QSC (The), Deutsche Bank AG London, expiring 5/26/17(a)	290,540	5,441,901

		6,426,923

Real Estate Management & Development–0.2%
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 10/01/15(a)	1,103,500	1,751,144

		8,178,067

Consumer Staples–0.0%
Food & Staples Retailing–0.0%
Olam International Ltd., expiring 1/29/18(a)	956,638	220,026

Total Warrants (cost $15,728,425)		16,669,211

Principal Amount (000)		U.S. $ Value

CORPORATES–NON-INVESTMENT GRADES–0.1%
Industrial–0.1%
Consumer Non-Cyclical–0.1%
Olam International Ltd. 6.75%, 1/29/18(b) (cost $705,940)	$739	$705,711

	Shares
RIGHTS–0.0%
Consumer Staples–0.0%
Beverages–0.0%
Cia Cervecerias Unidas SA, expiring 10/12/13(a) (cost $0)	58,960	24,063

Principal Amount (000)
SHORT-TERM INVESTMENTS–1.4%
Repurchase Agreements–1.4%
State Street Bank & Trust Co. 0.00%, dated 9/30/13 due 10/01/13 in the amount of $16,866,781 (collateralized by $18,960,000 Federal National Mortgage Association, 2.47%, due 8/27/2024, value $17,206,200) (cost $16,866,781)	$16,867	16,866,781
Total Investments—99.3% (cost $1,127,471,338)		1,183,903,085

Other assets less liabilities—0.7%		8,387,333

Net Assets—100.0%		$1,192,290,418

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the aggregate market value of these securities amounted to $51,216,096 or 4.3% of net assets.
(c)	Fair valued by the Adviser.
(d)	Illiquid security.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

PJSC—Public Joint Stock Company

NVDR—Non Voting Depositary Receipt

OJSC—Open Joint Stock Company

See notes to financial statements.

Schedule of Investments—Emerging Markets Portfolio	19

SCB–ST–1946–0913

Sanford C. Bernstein Fund, Inc.

September 30, 2013

Schedule of Investments To the Annual Report For the Taxable Bond Portfolios

Intermediate Duration

Short Duration Plus

U.S. Government Short Duration

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, included in the accompanying Annual Report, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Intermediate Duration Portfolio, Short Duration Plus Portfolio, and U.S. Government Short Duration Portfolio (three of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights of the Intermediate Duration Class, the U.S. Government Short Duration Class and the Short Duration Plus Class of shares of the Fund for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 26, 2013

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Portfolio

September 30, 2013

Principal Amount (000)			U.S. $ Value

CORPORATES-INVESTMENT GRADES–23.3%
Industrial–11.6%
Basic–1.5%
Basell Finance Co. BV 8.10%, 3/15/27(a)	U.S.$	3,560	$4,495,219
Cia Minera Milpo SAA 4.625%, 3/28/23(a)		5,011	4,462,356
Dow Chemical Co. (The)
4.375%, 11/15/42		2,674	2,311,796
7.375%, 11/01/29		700	880,197
8.55%, 5/15/19		3,226	4,114,357
Gerdau Trade, Inc.
4.75%, 4/15/23(a)		10,000	8,909,642
5.75%, 1/30/21(a)		193	189,140
Glencore Funding LLC 2.50%, 1/15/19(a)		11,140	10,442,346
International Paper Co.
4.75%, 2/15/22		3,860	4,065,182
7.95%, 6/15/18		2,151	2,669,877
LyondellBasell Industries NV 5.75%, 4/15/24		6,074	6,793,320
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(a)		4,581	3,976,837
Vale SA 5.625%, 9/11/42		5,820	5,076,518

			58,386,787

Capital Goods–0.7%
Embraer SA 5.15%, 6/15/22		3,276	3,177,720
Odebrecht Finance Ltd. 5.125%, 6/26/22(a)		4,255	4,116,712
Owens Corning 6.50%, 12/01/16		8,371	9,343,384
Republic Services, Inc.
3.80%, 5/15/18		8	8,519
5.25%, 11/15/21		4,903	5,378,385
5.50%, 9/15/19		6,718	7,591,851
United Technologies Corp. 4.875%, 5/01/15		5	5,341

			29,621,912

Communications-Media–1.5%
CBS Corp. 8.875%, 5/15/19		10	12,783
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		5,580	7,866,265
Principal Amount (000)			U.S. $ Value

DirecTV Holdings LLC/DirecTV Financing Co., Inc.
1.75%, 1/15/18	U.S.$	15	$14,463
3.80%, 3/15/22		8,490	7,924,133
4.60%, 2/15/21		3,225	3,235,391
4.75%, 10/01/14		4,555	4,734,034
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(a)(c)		3,075	3,075,000
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(a)		5,187	5,135,130
News America, Inc.
6.15%, 2/15/41		5,925	6,527,099
6.55%, 3/15/33		3,525	4,012,980
Omnicom Group, Inc. 3.625%, 5/01/22		3,557	3,411,554
Time Warner Cable, Inc.
4.00%, 9/01/21		12	11,196
7.50%, 4/01/14		5,297	5,469,227
8.75%, 2/14/19		10	11,765
Time Warner Entertainment Co. LP 8.375%, 3/15/23		7,080	8,258,409

			59,699,429

Communications-Telecommunications–1.7%
American Tower Corp. 5.05%, 9/01/20		10,745	11,145,735
AT&T, Inc.
1.40%, 12/01/17		16	15,619
4.30%, 12/15/42		2,827	2,353,681
5.35%, 9/01/40		2,103	2,041,067
5.80%, 2/15/19		50	57,587
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)		10,746	10,120,841
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	1,130	1,085,142
Telecom Italia Capital SA 7.175%, 6/18/19	U.S.$	5,770	6,344,040
Telefonica Emisiones SAU 5.462%, 2/16/21		4,705	4,817,741
United States Cellular Corp. 6.70%, 12/15/33		7,535	7,313,697
Verizon Communications, Inc.
5.15%, 9/15/23		8,226	8,816,511
6.55%, 9/15/43		12,928	14,594,897
Vodafone Group PLC 5.75%, 3/15/16		20	22,127

			68,728,685

Schedule of Investments—Intermediate Duration Portfolio	1

Principal Amount (000)			U.S. $ Value

Consumer Cyclical-Automotive–0.8%
Ford Motor Credit Co. LLC 5.00%, 5/15/18	U.S.$	18,842	$20,642,372
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)		9,394	9,904,479

			30,546,851

Consumer Cyclical-Entertainment–0.2%
Time Warner, Inc.
4.70%, 1/15/21		5,650	6,038,353
7.625%, 4/15/31		5	6,223
Viacom, Inc. 5.625%, 9/15/19		2,220	2,517,294

			8,561,870

Consumer Cyclical-Restaurants–0.0%
McDonald’s Corp. 5.00%, 2/01/19		25	28,582

Consumer Cyclical-Retailers–0.1%
Dollar General Corp. 4.125%, 7/15/17		2,031	2,158,469
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		36	35,691

			2,194,160

Consumer Non-Cyclical–1.3%
Ahold Finance USA LLC 6.875%, 5/01/29		12,145	14,410,516
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		5,363	5,708,753
8.50%, 6/15/19		5	6,226
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)		11,945	11,945,000
Kroger Co. (The) 3.40%, 4/15/22		8,097	7,881,644
Reynolds American, Inc. 3.25%, 11/01/22		5,431	4,999,366
Tyson Foods, Inc. 4.50%, 6/15/22		6,025	6,253,474

			51,204,979

Energy–2.1%
Anadarko Petroleum Corp. 6.45%, 9/15/36		3,420	3,927,638
Encana Corp. 3.90%, 11/15/21(d)		14,770	14,802,952
Nabors Industries, Inc. 5.10%, 9/15/23(a)		5,655	5,722,035
National Oilwell Varco, Inc. 2.60%, 12/01/22		14	13,001
Noble Energy, Inc. 8.25%, 3/01/19		10,609	13,257,314
Noble Holding International Ltd. 4.90%, 8/01/20		975	1,027,686

Phillips 66 4.30%, 4/01/22	U.S.$	9,352	$9,533,962
Reliance Holdings USA, Inc. 5.40%, 2/14/22(a)		6,968	6,869,842
Transocean, Inc. 3.80%, 10/15/22		3,128	2,945,297
6.375%, 12/15/21		21	23,343
6.50%, 11/15/20		5,245	5,854,710
Valero Energy Corp. 6.125%, 2/01/20		6,995	8,042,774
Weatherford International Ltd./Bermuda 5.125%, 9/15/20		4,905	5,113,678
9.625%, 3/01/19		6,870	8,649,364

			85,783,596

Technology–0.9%
Baidu, Inc.
2.25%, 11/28/17		1,787	1,757,681
3.25%, 8/06/18		5,453	5,450,513
Hewlett-Packard Co. 4.65%, 12/09/21		2,366	2,323,667
Motorola Solutions, Inc.
3.50%, 3/01/23		6,867	6,411,251
7.50%, 5/15/25		985	1,193,387
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		12,280	12,009,840
Total System Services, Inc.
2.375%, 6/01/18		2,940	2,868,123
3.75%, 6/01/23		3,042	2,815,633

			34,830,095

Transportation-Airlines–0.3%
Southwest Airlines Co.
5.25%, 10/01/14		6,475	6,731,837
5.75%, 12/15/16		4,235	4,721,441

			11,453,278

Transportation-Services–0.5%
Asciano Finance Ltd. 3.125%, 9/23/15(a)		13,450	13,721,569
Ryder System, Inc.
5.85%, 11/01/16		3,664	4,080,205
7.20%, 9/01/15		3,547	3,935,364

			21,737,138

			462,777,362

Financial Institutions–8.1%
Banking–4.7%
American Express Co. 2.65%, 12/02/22		17	15,614

2	Sanford C. Bernstein Fund, Inc.—2013 Annual Report

Principal Amount (000)			U.S. $ Value

Bank of America Corp.
5.625%, 7/01/20	U.S.$	2,100	$2,352,880
5.70%, 1/24/22		2,395	2,675,363
5.875%, 2/07/42		4,843	5,377,096
7.375%, 5/15/14		6,805	7,082,869
7.625%, 6/01/19		5	6,131
Series 1
3.75%, 7/12/16		25	26,492
Series L
5.65%, 5/01/18		5,700	6,432,587
Barclays Bank PLC 6.625%, 3/30/22(a)	EUR	7,620	11,806,969
Bear Stearns Cos. LLC (The) 5.30%, 10/30/15	U.S.$	5	5,412
BNP Paribas SA 5.186%, 6/29/15(a)(d)		2,654	2,680,805
Capital One Financial Corp. 6.25%, 11/15/13		8	8,054
Compass Bank 5.50%, 4/01/20		14,784	14,770,192
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.95%, 11/09/22		5,241	5,028,556
Countrywide Financial Corp. 6.25%, 5/15/16		5,826	6,442,402
Credit Suisse AG 6.50%, 8/08/23(a)		8,241	8,470,918
Danske Bank A/S Series E 5.684%, 2/15/17	GBP	4,665	7,495,532
Goldman Sachs Group, Inc. (The)
3.625%, 2/07/16	U.S.$	12	12,630
5.25%, 7/27/21		6	6,475
5.625%, 1/15/17		10	11,015
Series D
6.00%, 6/15/20		12,435	14,119,868
JPMorgan Chase & Co.
6.125%, 6/27/17		50	56,803
Series Q
5.15%, 5/01/23		3,420	2,992,500
Macquarie Bank Ltd. 5.00%, 2/22/17(a)		2,532	2,761,399
Macquarie Group Ltd. 4.875%, 8/10/17(a)		6,132	6,600,969
Merrill Lynch & Co., Inc. Series B 5.30%, 9/30/15		30	32,229
Morgan Stanley
3.75%, 2/25/23		8	7,712
4.75%, 4/01/14		65	66,118
7.25%, 4/01/32		15	18,377
Series G
5.50%, 7/24/20		6,730	7,428,433

Murray Street Investment Trust I 4.647%, 3/09/17	U.S.$	1,107	$1,180,611
National Capital Trust II Delaware 5.486%, 3/23/15(a)		3,116	3,186,110
Nationwide Building Society 6.25%, 2/25/20(a)		13,470	15,231,580
PNC Funding Corp. 5.125%, 2/08/20		5	5,562
Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)		3,880	3,938,200
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)		3,039	3,494,850
Santander US Debt SAU 2.991%, 10/07/13(a)		13,400	13,402,144
Skandinaviska Enskilda Banken AB 5.471%, 3/23/15(a)		1,268	1,290,190
Societe Generale SA 2.50%, 1/15/14(a)		6,205	6,231,681
Standard Chartered PLC Series E 4.00%, 7/12/22(a)		6,689	6,755,221
UBS AG/Stamford CT 7.625%, 8/17/22		5,982	6,613,478
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		5,567	5,797,440
Wachovia Bank NA 5.85%, 2/01/37		5,630	6,282,613

			188,202,080

Finance–0.0%
General Electric Capital Corp. Series G 5.625%, 5/01/18		20	22,949
HSBC Finance Corp. 6.676%, 1/15/21		110	125,615

			148,564

Insurance–2.4%
Allied World Assurance Co., Ltd. 7.50%, 8/01/16		3,185	3,700,116
American International Group, Inc. 4.875%, 6/01/22		6,703	7,190,717
6.40%, 12/15/20		5,975	7,041,018
Coventry Health Care, Inc. 5.95%, 3/15/17		2,515	2,851,165
6.125%, 1/15/15		965	1,028,215
6.30%, 8/15/14		7,810	8,178,437

Schedule of Investments—Intermediate Duration Portfolio	3

Principal Amount (000)				U.S. $ Value

Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)		U.S.$	4,804	$6,087,749
Hartford Financial Services Group, Inc. 4.00%, 3/30/15			2,705	2,818,091
5.125%, 4/15/22			3,400	3,721,191
5.50%, 3/30/20			6,904	7,790,515
6.10%, 10/01/41			5	5,739
Humana, Inc. 6.30%, 8/01/18			1,210	1,394,647
6.45%, 6/01/16			1,111	1,248,514
7.20%, 6/15/18			2,395	2,868,810
Lincoln National Corp. 8.75%, 7/01/19			3,071	3,979,310
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)			2,725	3,945,754
MetLife Capital Trust IV 7.875%, 12/15/37(a)			5,200	5,850,000
MetLife, Inc. 4.75%, 2/08/21			1,570	1,716,616
7.717%, 2/15/19			2,169	2,716,605
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)			4,260	5,870,783
Prudential Financial, Inc. 4.50%, 11/15/20			8	8,595
5.625%, 6/15/43			8,035	7,568,006
XL Group PLC 5.25%, 9/15/14			7,525	7,840,907
6.25%, 5/15/27			5	5,623

				95,427,123

Other Finance–0.3%
ORIX Corp. 4.71%, 4/27/15			9,573	10,052,359

REITS–0.7%
ERP Operating LP 5.25%, 9/15/14			5	5,211
HCP, Inc. 5.375%, 2/01/21			12,835	13,965,186
Health Care REIT, Inc. 5.25%, 1/15/22			12,820	13,699,747

				27,670,144

				321,500,270

Utility–3.1%
Electric–0.8%
CMS Energy Corp. 5.05%, 3/15/22			1,476	1,581,003
Constellation Energy Group, Inc. 5.15%, 12/01/20			2,362	2,557,503
Duke Energy Carolinas LLC 3.90%, 6/15/21			4	4,238

MidAmerican Energy Holdings Co. 6.125%, 4/01/36	U.S.$		6,760	$7,562,398
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)			5,805	5,840,962
TECO Finance, Inc. 4.00%, 3/15/16			2,925	3,103,597
5.15%, 3/15/20			3,625	3,952,914
Wisconsin Energy Corp. 6.25%, 5/15/67			5,810	5,926,200

				30,528,815

Natural Gas–2.3%
DCP Midstream LLC 5.35%, 3/15/20(a)			3,019	3,233,171
Energy Transfer Partners LP 6.70%, 7/01/18			3,915	4,584,997
7.50%, 7/01/38			8,376	9,670,720
Enterprise Products Operating LLC 3.35%, 3/15/23			5	4,732
5.20%, 9/01/20			2,133	2,373,581
Kinder Morgan Energy Partners LP 3.95%, 9/01/22			12,863	12,646,992
4.15%, 3/01/22			3,287	3,303,787
ONEOK, Inc. 4.25%, 2/01/22			12,180	11,391,674
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)			12,130	12,072,419
TransCanada PipeLines Ltd. 6.35%, 5/15/67			12,800	13,208,947
Williams Cos., Inc. (The) 3.70%, 1/15/23			8,843	7,986,441
Williams Partners LP 3.35%, 8/15/22			13	12,036
5.25%, 3/15/20			10,223	11,022,929

				91,512,426

				122,041,241

Non Corporate Sectors–0.5%
Agencies-Not Government Guaranteed–0.5%
CNOOC Finance 2013 Ltd. 3.00%, 5/09/23			8,893	7,993,090
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(a)			10,017	10,969,617

				18,962,707

Total Corporates–Investment Grades (cost $888,820,368)				925,281,580

4	Sanford C. Bernstein Fund, Inc.—2013 Annual Report

Principal Amount (000)				U.S. $ Value

MORTGAGE PASS-THROUGHS–22.6%
Agency Fixed Rate 30-Year–18.3%
Federal Home Loan Mortgage Corp. Gold
4.50%, 5/01/39–4/01/41	U.S.$		47,405	$50,443,442
5.00%, 8/01/33			7	7,216
Series 2007
4.50%, 1/01/37–3/01/37			914	971,195
5.50%, 7/01/35			3,988	4,357,352
Federal National Mortgage Association
3.00%, 10/01/43, TBA			63,865	62,388,122
3.50%, 12/01/40–7/01/43			573	584,915
3.50%, 10/01/43, TBA			240,489	244,810,299
4.00%, 12/01/41			153	160,750
4.00%, 10/25/43, TBA			156,805	164,473,737
4.50%, 10/25/43, TBA			57,125	61,007,718
5.00%, 10/25/43, TBA			29,120	31,577,000
5.50%, 11/01/33–9/01/36			5,123	5,591,955
6.50%, 8/01/31–8/01/34			17	19,437
Series 2003
5.50%, 4/01/33–7/01/33			12,825	14,008,648
Series 2004
5.50%, 4/01/34–11/01/34			11,158	12,200,188
Series 2005
4.50%, 8/01/35			10,532	11,266,780
5.50%, 2/01/35			10,553	11,530,486
Series 2006
5.50%, 4/01/36			2,236	2,436,737
Series 2007
4.50%, 9/01/35			9,617	10,300,283
Series 2011
3.50%, 2/01/41–10/01/41			1,403	1,431,760
Series 2012
3.50%, 5/01/42–12/01/42			36,553	37,319,160
Series 2013
3.50%, 2/01/43			1,223	1,248,877
Government National Mortgage Association Series 1996 8.50%, 11/15/26			1	605

				728,136,662

Agency Fixed Rate 15-Year–3.3%
Federal Home Loan Mortgage Corp. Gold 6.00%, 7/01/17			5	5,121
Federal National Mortgage Association 2.50%, 10/01/28, TBA			121,460	122,143,213
3.00%, 10/01/28, TBA			7,435	7,697,548

				129,845,882

Agency ARMs–1.0%
Federal Home Loan Mortgage Corp. 2.524%, 5/01/38(e)		U.S.$	13,864	$14,730,757
2.62%, 5/01/35(b)			3,802	4,018,452
2.746%, 9/01/37(e)			7,327	7,823,138
Series 2006 2.386%, 3/01/34(e)			3,025	3,215,318
3.078%, 12/01/36(b)			2	2,312
Series 2007 3.038%, 3/01/37(b)			3	2,786
Federal National Mortgage Association
Series 2007 2.378%, 3/01/34(e)			4,246	4,483,166
2.743%, 8/01/37(e)			3,582	3,818,671
2.794%, 10/01/37(b)			1,641	1,758,847

				39,853,447

Total Mortgage Pass-Throughs (cost $870,943,817)				897,835,991

ASSET-BACKED SECURITIES–15.0%
Autos-Fixed Rate–9.3%
Ally Auto Receivables Trust Series 2013-SN1, Class A3 0.72%, 5/20/16			16,829	16,839,156
Ally Master Owner Trust Series 2012-4, Class A 1.72%, 7/15/19			11,565	11,539,037
AmeriCredit Automobile Receivables Trust
Series 2012-4, Class A2 0.49%, 4/08/16			10,286	10,279,761
Series 2013-1, Class A2 0.49%, 6/08/16			8,722	8,715,286
Series 2013-3, Class A3 0.92%, 4/09/18			15,000	14,993,674
Series 2013-4, Class A3 0.96%, 4/09/18			5,735	5,743,512
ARI Fleet Lease Trust Series 2013-A, Class A2 0.70%, 12/15/15(a)			10,336	10,324,780
Avis Budget Rental Car Funding AESOP LLC
Series 2012-3A, Class A 2.10%, 3/20/19(a)			8,975	8,950,723
Series 2013-2A, Class A 2.97%, 2/20/20(a)			16,846	17,160,156
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16			7,960	8,005,022

Schedule of Investments—Intermediate Duration Portfolio	5

Principal Amount (000)				U.S. $ Value

Capital Auto Receivables Asset Trust Series 2013-3, Class A2 1.04%, 11/21/16		U.S.$	11,960	$11,986,001
Capital Auto Receivables Asset Trust/Ally Series 2013-1, Class A2 0.62%, 7/20/16			8,726	8,717,309
CarMax Auto Owner Trust Series 2012-1, Class A3 0.89%, 9/15/16			6,060	6,080,319
Series 2012-3, Class A2 0.43%, 9/15/15			4,933	4,933,412
Exeter Automobile Receivables Trust Series 2012-2A, Class A 1.30%, 6/15/17(a)			6,450	6,461,909
Series 2013-1A, Class A 1.29%, 10/16/17(a)			4,984	4,971,732
Fifth Third Auto Trust Series 2013-A, Class A3 0.61%, 9/15/17			8,787	8,768,032
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(a)			4,168	4,163,873
Ford Auto Securitization Trust Series 2011-R3A, Class A2 1.96%, 7/15/15(a)		CAD	7,486	7,280,098
Series 2013-R1A, Class A2 1.676%, 9/15/16(a)			7,385	7,181,313
Series 2013-R4A, Class A1 1.487%, 8/15/15(a)			6,834	6,634,629
Ford Credit Auto Lease Trust Series 2012-B, Class A2 0.54%, 11/15/14		U.S.$	9,618	9,618,680
Ford Credit Auto Owner Trust Series 2012-B, Class A4 1.00%, 9/15/17			8,095	8,133,816
Series 2012-D, Class B 1.01%, 5/15/18			3,805	3,759,768
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1 0.74%, 9/15/16			16,025	16,033,208

Series 2013-1, Class A1 0.85%, 1/15/18	U.S.$		7,511	$7,499,053
Harley-Davidson Motorcycle Trust Series 2012-1, Class A3 0.68%, 4/15/17			8,315	8,322,104
Hertz Vehicle Financing LLC Series 2013-1A, Class A1 1.12%, 8/25/17(a)			7,345	7,294,297
Series 2013-1A, Class A2 1.83%, 8/25/19(a)			21,065	20,710,194
Hyundai Auto Lease Securitization Trust Series 2013-A, Class A3 0.66%, 6/15/16(a)			11,952	11,949,592
Hyundai Auto Receivables Trust Series 2012-B, Class C 1.95%, 10/15/18			3,525	3,560,719
M&T Bank Auto Receivables Trust Series 2013-1A, Class A 3 1.06%, 11/15/17, TBA(a)			10,040	10,039,971
Mercedes-Benz Auto Lease Trust Series 2013-A, Class A3 0.59%, 2/15/16			7,452	7,448,262
Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(a)			19,143	19,059,154
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(a)			5,280	5,280,827
Nissan Auto Lease Trust Series 2012-A, Class A2A 0.68%, 7/15/14			2,802	2,802,665
Series 2012-B, Class A2A 0.45%, 6/15/15			4,739	4,736,650
Porsche Innovative Lease Owner Trust Series 2011-1, Class A3 1.09%, 9/22/14(a)			1,878	1,878,566

6	Sanford C. Bernstein Fund, Inc.—2013 Annual Report

Principal Amount (000)				U.S. $ Value

Santander Drive Auto Receivables Trust Series 2012-6, Class A2 0.47%, 9/15/15		U.S.$	3,360	$3,358,716
Series 2013-3, Class C 1.81%, 4/15/19			10,790	10,572,685
Series 2013-4, Class A3 1.11%, 12/15/17			12,250	12,267,286
SMART Trust/Australia Series 2012-4US, Class A2A 0.67%, 6/14/15			5,919	5,916,140

				369,972,087

Credit Cards-Fixed Rate–3.3%
American Express Credit Account Master Trust Series 2012-2, Class A 0.68%, 3/15/18			25,775	25,807,489
Series 2012-5, Class A 0.59%, 5/15/18			13,910	13,893,116
Cabela’s Master Credit Card Trust Series 2013-1A, Class A 2.71%, 2/17/26(a)			11,045	10,386,748
Chase Issuance Trust Series 2013-A1, Class A1 1.30%, 2/18/20			14,845	14,607,624
Citibank Credit Card Issuance Trust Series 2012-A1, Class A1 0.55%, 10/10/17			14,150	14,120,585
Discover Card Execution Note Trust Series 2012-A1, Class A1 0.81%, 8/15/17			6,972	6,999,714
Discover Card Master Trust Series 2012-A3, Class A3 0.86%, 11/15/17			8,266	8,308,264
Dryrock Issuance Trust Series 2012-2, Class A 0.64%, 8/15/18			13,805	13,788,292
GE Capital Credit Card Master Note Trust Series 2012-7, Class A 1.76%, 9/15/22			11,075	10,651,923
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21			7,890	7,889,590

Series 2013-A, Class A 1.61%, 12/15/21	U.S.$		4,353	$4,277,140

				130,730,485

Autos-Floating Rate–0.7%
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.582%, 9/15/17(a)(b)			9,336	9,336,338
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.67%, 6/20/17(b)			19,000	19,040,470

				28,376,808

Other ABS-Fixed Rate–0.7%
CIT Equipment Collateral Series 2012-VT1, Class A3 1.10%, 8/22/16(a)			7,103	7,111,396
CNH Equipment Trust Series 2012-A, Class A3 0.94%, 5/15/17			8,650	8,673,311
Series 2013-C, Class A2 0.63%, 1/17/17			8,070	8,072,210
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15			3,983	3,989,625
GE Equipment Small Ticket LLC Series 2011-2A, Class A2 1.14%, 6/23/14(a)			246	245,920

				28,092,462

Credit Cards-Floating Rate–0.7%
Gracechurch Card Funding PLC Series 2012-1A, Class A1 0.882%, 2/15/17(a)(b)			12,465	12,508,251
Penarth Master Issuer PLC Series 2012-1A, Class A1 0.749%, 3/18/14(a)(b)			14,404	14,421,908

				26,930,159

Home Equity Loans-Floating Rate–0.3%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.304%, 12/25/32(b)			1,559	1,482,682

Schedule of Investments—Intermediate Duration Portfolio	7

Principal Amount (000)				U.S. $ Value

GSAA Home Equity Trust Series 2006-5, Class 2A3 0.449%, 3/25/36(b)		U.S.$	9,205	$5,959,321
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.44%, 1/20/35(b)			2,043	2,003,451
Residential Asset Securities Corp. Trust Series 2003-KS3, Class A2 0.779%, 5/25/33(b)			172	146,734

				9,592,188

Home Equity Loans-Fixed Rate–0.0%
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.86%, 1/25/33			1,411	1,442,155

Total Asset-Backed Securities (cost $597,724,518)				595,136,344

GOVERNMENTS-TREASURIES–13.2%
United States–13.2%
U.S. Treasury Bonds
3.625%, 8/15/43			10,615	10,492,269
4.50%, 2/15/36			37,180	42,966,138
4.625%, 2/15/40			90,608	106,563,878
4.75%, 2/15/37			5	5,975
5.375%, 2/15/31			35	44,636
8.125%, 8/15/19–8/15/21			986	1,393,590
U.S. Treasury Notes
0.875%, 11/30/16			59,635	59,900,555
1.00%, 8/31/16			66,335	67,039,809
1.375%, 9/30/18			32,580	32,557,096
1.50%, 8/31/18			32,885	33,103,389
1.75%, 1/31/14–5/15/23			71,531	66,284,743
2.00%, 11/15/21			9,093	8,888,408
2.125%, 8/15/21			630	624,881
2.50%, 8/15/23			93,615	92,664,246
2.625%, 7/31/14			15	15,314

Total Governments–Treasuries (cost $516,093,129)				522,544,927

COMMERCIAL MORTGAGE-BACKED SECURITIES–11.0%
Non-Agency Fixed Rate CMBS–10.2%
Banc of America Commercial Mortgage Trust Series 2006-5, Class A1A 5.415%, 9/10/47			13,355	14,657,953

Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW12, Class A4 5.856%, 9/11/38	U.S.$		18,895	$20,767,060
CGRBS Commercial Mortgage Trust Series 2013-VN05 3.369%, 3/13/23(a)			11,325	10,822,793
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.951%, 3/15/49			3,250	3,552,826
Commercial Mortgage Pass-Through Certificates Series 2013-SFS, Class A1 1.873%, 4/12/35(a)			5,601	5,440,305
Credit Suisse Commercial Mortgage Trust Series 2006-C3, Class A3 5.993%, 6/15/38			26,087	28,541,822
Series 2006-C3, Class AJ 5.993%, 6/15/38			4,255	4,305,298
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C1, Class A4 4.75%, 1/15/37			1,953	1,957,657
Series 2005-C1, Class A4 5.014%, 2/15/38			13,077	13,537,449
CW Capital Cobalt Ltd. Series 2007-C3, Class A4 5.966%, 5/15/46			4,489	5,014,842
Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(a)			7,662	7,538,040
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A4 4.799%, 8/10/42			5,840	6,038,507
Series 2007-GG9, Class A4 5.444%, 3/10/39			20,412	22,585,509

8	Sanford C. Bernstein Fund, Inc.—2013 Annual Report

Principal Amount (000)			U.S. $ Value

Series 2007-GG9, Class AM 5.475%, 3/10/39	U.S.$	7,256	$7,645,013
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(a)		13,232	13,107,004
GS Mortgage Securities Trust Series 2006-GG6, Class AJ 5.82%, 4/10/38		5,000	4,985,300
Series 2013-G1, Class A1 2.059%, 4/10/31(a)		962	953,288
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-CB18, Class A1A 5.431%, 6/12/47		21,097	23,316,465
Series 2007-CB19, Class AM 5.895%, 2/12/49		4,080	4,367,106
Series 2007-CB20, Class A1A 5.746%, 2/12/51		18,055	20,222,467
Series 2007-LD11, Class A4 6.002%, 6/15/49		4,596	5,168,880
Series 2007-LD12, Class A4 5.882%, 2/15/51		13,115	14,732,903
Series 2007-LD12, Class AM 6.196%, 2/15/51		3,522	3,844,659
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		18,143	20,154,350
Series 2007-LDPX, Class A3 5.42%, 1/15/49		50	55,259
Series 2010-C2, Class A1 2.749%, 11/15/43(a)		9,105	9,363,544
LB-UBS Commercial Mortgage Trust Series 2004-C2, Class A4 4.367%, 3/15/36		16	15,701
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		735	739,561

Series 2006-C2, Class A1A 5.739%, 8/12/43	U.S.$	7,224	$7,986,072
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		26,924	29,487,576
ML-CFC Commercial Mortgage Trust Series 2007-9, Class A4 5.70%, 9/12/49		21,260	23,794,234
Morgan Stanley Capital I Trust Series 2007-T27, Class A1A 5.816%, 6/11/42		16,477	18,613,647
Motel 6 Trust Series 2012-MTL6, Class A2 1.948%, 10/05/25(a)		9,011	8,835,718
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		4,728	4,533,710
Series 2012-C4, Class A5 2.85%, 12/10/45		9,467	8,834,178
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A1A 5.91%, 5/15/43		18,488	20,142,424
WF-RBS Commercial Mortgage Trust Series 2013-C14, Class A5 3.337%, 6/15/46		9,893	9,582,879

			405,241,999

Non-Agency Floating Rate CMBS–0.8%
Extended Stay America Trust Series 2013-ESFL, Class A2FL 0.882%, 12/05/31(a)(b)		6,130	6,087,833
GS Mortgage Securities Corp. II Series 2013-KYO, Class A 1.032%, 11/08/29(a)(b)		12,460	12,341,564

Schedule of Investments—Intermediate Duration Portfolio	9

Principal Amount (000)			U.S. $ Value

GS Mortgage Securities Corp. II Trust Series 2007-EOP, Class E 2.476%, 3/06/20(a)(b)	U.S.$	5,835	$5,853,631
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 4/10/31(a)(e)		6,804	6,472,906

			30,755,934

Total Commercial Mortgage-Backed Securities (cost $435,466,127)			435,997,933

AGENCIES–4.6%
Agency Debentures–4.6%
Federal National Mortgage Association 6.25%, 5/15/29		9,730	12,453,213
6.625%, 11/15/30		74,395	99,440,449
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		81,666	69,336,802

Total Agencies (cost $165,178,775)			181,230,464

CORPORATES-NON-INVESTMENT GRADES–3.2%
Financial Institutions–1.6%
Banking–1.2%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	2,695	3,485,146
Bank of America Corp. Series U 5.20%, 6/01/23	U.S.$	7,610	6,658,750
Barclays Bank PLC 7.625%, 11/21/22		7,761	7,693,091
Citigroup, Inc. 5.95%, 1/30/23		11,560	10,779,700
HBOS Capital Funding LP 6.071%, 6/30/14(a)		4,069	3,982,534
LBG Capital No.1 PLC 8.00%, 6/15/20(a)		5,885	6,151,591
LBG Capital No. 2 PLC Series 22 15.00%, 12/21/19(a)	EUR	3,105	6,145,479
Royal Bank of Scotland Group PLC 5.00%, 10/01/14	U.S.$	5	5,125
Societe Generale SA 4.196%, 1/26/15	EUR	2,100	2,816,127
5.922%, 4/05/17(a)	U.S.$	857	874,140

			48,591,683

Finance–0.3%
SLM Corp. 7.25%, 1/25/22	U.S.$	4,800	$4,884,000
Series A 5.375%, 5/15/14		6,690	6,832,162

			11,716,162

Other Finance–0.1%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)		4,965	5,394,902

			65,702,747

Industrial–1.5%
Basic–0.0%
Eagle Spinco, Inc. 4.625%, 2/15/21(a)		918	881,280

Capital Goods–0.5%
B/E Aerospace, Inc. 5.25%, 4/01/22		7,875	7,815,937
Ball Corp. 5.00%, 3/15/22		7,485	7,260,450
Sealed Air Corp. 5.25%, 4/01/23(a)		3,550	3,363,625

			18,440,012

Communications-Media–0.2%
DISH DBS Corp. 5.00%, 3/15/23		4,410	4,090,275
Sirius XM Radio, Inc. 4.625%, 5/15/23(a)		4,465	4,074,313

			8,164,588

Communications-Telecommunications–0.2%
MetroPCS Wireless, Inc. 6.625%, 4/01/23(a)		4,030	4,040,075
Sprint Corp. 7.875%, 9/15/23(a)		4,280	4,365,600

			8,405,675

Consumer Cyclical-Automotive–0.0%
Dana Holding Corp. 6.00%, 9/15/23		1,544	1,532,420

Consumer Cyclical-Other–0.3%
MCE Finance Ltd. 5.00%, 2/15/21(a)		2,225	2,147,125
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22		7,490	7,527,450

			9,674,575

Consumer Non-Cyclical–0.1%
HCA, Inc. 4.75%, 5/01/23		4,360	4,103,850

10	Sanford C. Bernstein Fund, Inc.—2013 Annual Report

Principal Amount (000)			U.S. $ Value

Energy–0.2%
Cimarex Energy Co. 5.875%, 5/01/22	U.S.$	3,528	$3,563,280
Denbury Resources, Inc. 4.625%, 7/15/23		4,432	4,055,280

			7,618,560

			58,820,960

Utility–0.1%
Natural Gas–0.1%
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 4.50%, 7/15/23		2,827	2,664,447
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23(a)		1,196	1,082,380

			3,746,827

Total Corporates–Non-Investment Grades (cost $122,862,971)			128,270,534

INFLATION-LINKED SECURITIES–2.0%
United States–2.0%
U.S. Treasury Inflation Index 0.125%, 4/15/16 (TIPS) (cost $79,901,969)		77,884	79,928,575

LOCAL GOVERNMENTS-MUNICIPAL BONDS–1.6%
United States–1.6%
California GO 5.75%, 3/01/17		10	11,273
7.625%, 3/01/40		8,520	11,139,644
City of Austin TX Water & Wastewater System Revenue 5.00%, 11/15/42		6,700	6,932,758
City of Houston TX Utility System Revenue Series 2011D 5.00%, 11/15/40		4,100	4,249,199
Los Angeles Department of Water & Power Series 2012B 5.00%, 7/01/43		10,000	10,248,400
Metropolitan Transportation Authority NY Series 2012C 5.00%, 11/15/41		9,000	9,124,560
Pennsylvania Turnpike Commission Series 2013C 5.00%, 12/01/43		9,750	9,881,235

South Carolina State Public Service Authority Series 2013A 5.75%, 12/01/43	U.S.$	10,705	$11,613,105

Total Local Governments–Municipal Bonds (cost $59,907,709)			63,200,174

QUASI-SOVEREIGNS–1.6%
Quasi-Sovereign Bonds–1.6%
Indonesia–0.2%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(a)		8,297	7,923,635

Kazakhstan–0.2%
KazMunayGas National Co. JSC 7.00%, 5/05/20(a)		7,742	8,729,105

Malaysia–0.4%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		12,990	14,387,399

Mexico–0.2%
Petroleos Mexicanos Co. 3.50%, 7/18/18		5,565	5,634,563

South Korea–0.3%
Korea National Oil Corp. 3.125%, 4/03/17(a)		12,315	12,659,130

United Arab Emirates–0.3%
IPIC GMTN Ltd. 3.75%, 3/01/17(a)		12,650	13,377,375

Total Quasi–Sovereigns (cost $59,388,095)			62,711,207

COLLATERALIZED MORTGAGE OBLIGATIONS–1.4%
Non-Agency Floating Rate–0.5%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.369%, 12/25/36(b)		9,583	5,449,348
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.429%, 3/25/35(b)		5,057	4,128,451
IndyMac Index Mortgage Loan Trust Series 2006-AR15, Class A1 0.299%, 7/25/36(b)		7,251	5,326,486
Series 2006-AR27, Class 2A2 0.379%, 10/25/36(b)		7,587	6,244,007

			21,148,292

Schedule of Investments—Intermediate Duration Portfolio	11

Principal Amount (000)				U.S. $ Value

Non-Agency Fixed Rate–0.5%
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.663%, 5/25/35	U.S.$		5,077	$5,019,258
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-HYB2, Class 3A1 2.842%, 2/25/47			8,198	6,424,467
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36			6,614	5,593,348

				17,037,073

Agency Fixed Rate–0.4%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.724%, 5/28/35			1,605	1,389,967
Federal Home Loan Mortgage Corp. Series 4182, Class DI 3.50%, 5/15/39(f)			34,853	5,437,957
Federal National Mortgage Association Series 2013-6, Class MI 3.50%, 2/25/40(f)			30,959	5,561,745
Freddie Mac Strips Series 283, Class IO 3.50%, 10/15/27(f)			24,544	3,891,015

				16,280,684

Total Collateralized Mortgage Obligations (cost $56,582,566)				54,466,049

GOVERNMENTS-SOVEREIGN BONDS–0.9%
Indonesia–0.3%
Republic of Indonesia 3.375%, 4/15/23(a)			1,882	1,604,405
5.25%, 1/17/42(a)			9,033	7,655,467

				9,259,872

Poland–0.0%
Poland Government International Bond 3.875%, 7/16/15			3	3,146

Qatar–0.3%
Qatar Government International Bond 4.50%, 1/20/22(a)			11,649	12,420,164

Russia–0.1%
Russian Foreign Bond-Eurobond 7.50%, 3/31/30(a)		U.S.$	4,265	$5,026,188

Turkey–0.2%
Turkey Government International Bond 4.875%, 4/16/43			8,674	7,156,050

Total Governments–Sovereign Bonds (cost $35,110,927)				33,865,420

	Shares
PREFERRED STOCKS–0.4%
Financial Institutions–0.4%
Banking–0.2%
Morgan Stanley 7.125%			315,000	7,983,297

Insurance–0.2%
Allstate Corp. (The) 5.10%			372,800	8,648,960

Total Preferred Stocks (cost $17,836,216)				16,632,257

Principal Amount (000)
EMERGING MARKETS-CORPORATE BONDS–0.4%
Industrial–0.4%
Basic–0.0%
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		U.S.$	1,993	1,780,417

Capital Goods–0.1%
Cemex SAB de CV 7.25%, 1/15/21(a)			3,166	3,147,720

Communications-Telecommunications–0.1%
MTS International Funding Ltd. 5.00%, 5/30/23(a)			1,478	1,374,080
VimpelCom Holdings BV 5.20%, 2/13/19(a)			3,478	3,449,725

				4,823,805

Consumer Non-Cyclical–0.1%
Marfrig Overseas Ltd. 9.50%, 5/04/20(a)			4,230	3,933,900

Energy–0.1%
Pacific Rubiales Energy Corp. 5.125%, 3/28/23(a)			2,548	2,320,192

Total Emerging Markets–Corporate Bonds (cost $16,881,232)				16,006,034

12	Sanford C. Bernstein Fund, Inc.—2013 Annual Report

Principal Amount (000)				U.S. $ Value

BANK LOANS–0.0%
Industrial–0.0%
Consumer Cyclical-Other–0.0%
November 2005 Land Investors, LLC (North Las Vegas Consortium) 7.25%, 4/30/10(b)(g)(h)(i)	U.S.$		1,038	$0

Technology–0.0%
IPC Systems, Inc. 5.43%, 6/01/15(b)			2,000	1,665,000

Total Bank Loans (cost $2,059,161)				1,665,000

SHORT-TERM INVESTMENTS–13.8%
Repurchase Agreements–6.1%
HSBC Securities New York 0.06%, dated 9/30/13 due 10/07/13 in the amount of $120,001,400 (collateralized by $118,990,000 U.S. Treasury Note, 1.75%, due 7/31/15, value $122,054,833)			120,000	120,000,000

Mizuho Securities 0.06%, dated 9/30/13 due 10/01/13 in the amount of $120,000,200 (collateralized by $122,510,000 U.S. Treasury Bill, zero coupon, due 9/18/14, value $122,399,999)		U.S.$	120,000	$120,000,000

Total Repurchase Agreements (cost $240,000,000)				240,000,000

Time Deposit–4.7%
State Street Time Deposit 0.01%, 10/01/13 (cost $187,053,156)			187,053	187,053,156

Treasury Bill–3.0%
Japan Treasury Discount Bill Series 391 Zero Coupon, 11/25/13 (cost $119,502,474)		JPY	11,720,000	119,222,868

Total Short-Term Investments (cost $546,555,630)				546,276,024

Total Investments—115.0% (cost $4,471,313,210)				4,561,048,513

Other assets less liabilities—(15.0)%				(594,665,844)

Net Assets—100.0%				$3,966,382,669

FUTURES (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. Note 10 Yr (CBT) Futures	649	December 2013	$80,598,713	$82,027,516	$1,428,803
U.S. T-Bond 30 Yr Futures	54	December 2013	7,090,960	7,202,250	111,290
U.S. T-Note 5 Yr Futures	226	December 2013	27,028,545	27,356,594	328,049
Sold Contracts
U.S. T-Note 2 Yr Futures	102	December 2013	22,409,557	22,467,094	(57,537)

					$1,810,605

Schedule of Investments—Intermediate Duration Portfolio	13

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2013	Unrealized Appreciation/ (Depreciation)
Buy Contracts
JPMorgan Chase Bank, NA:
Canadian Dollar settling 10/17/13	1,046	$1,023,294	$1,015,397	$(7,897)
Sale Contracts
Barclays Bank PLC Wholesale:
Great British Pound settling 11/08/13	4,379	6,963,330	7,087,656	(124,326)
Deutsche Bank AG London:
Canadian Dollar settling 10/17/13	17,040	16,216,536	16,536,513	(319,977)
JPMorgan Chase Bank, NA:
Great British Pound settling 11/08/13	296	478,965	478,994	(29)
Royal Bank of Scotland PLC:
Japanese Yen settling 11/25/13	11,720,000	118,555,684	119,268,898	(713,214)
State Street Bank & Trust Co.:
Canadian Dollar settling 10/17/13	6,834	6,629,609	6,632,037	(2,428)
UBS AG:
Euro settling 11/08/13	20,496	27,380,067	27,729,929	(349,862)

				$(1,517,733)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/ (CME Group)	$53,320	5/21/23	1.566%	6 Month EURIBOR	$2,647,741
Morgan Stanley & Co., LLC/ (CME Group)	10,500	9/26/43	3 Month LIBOR	3.656%	(4,197)

					$2,643,544

INTEREST RATE SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$50,590	1/30/17	1.059%	3 Month LIBOR	$(348,817)
JPMorgan Chase Bank, NA	56,630	2/07/22	2.043%	3 Month LIBOR	1,786,422

					$1,437,605

14	Sanford C. Bernstein Fund, Inc.—2013 Annual Report

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International:
Anadarko Petroleum Corp., 5.95%, 9/15/16, 9/20/17*	1.00%	0.60%	$12,540	$192,621	$(350,444)	$543,065

* Termination date

REVERSE REPURCHASE AGREEMENTS (see Note 3)

Broker	Interest Rate		Maturity	U.S. $ Value at September 30, 2013
Barclays Bank+	(0.02	)%*	—	$1,711,251
Credit Suisse Securities (USA) LLC+	(1.75	)%*	—	6,998,717

				$8,709,968

+ The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on September 30, 2013

* Interest payment due from counterparty.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the aggregate market value of these securities amounted to $679,285,609 or 17.1% of net assets.
(b)	Floating Rate Security. Stated interest rate was in effect at September 30, 2013.
(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2013.
(d)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $8,732,787.
(e)	Variable rate coupon, rate shown as of September 30, 2013.
(f)	IO - Interest Only
(g)	Fair valued by the Adviser.
(h)	Illiquid security.
(i)	Security is in default and is non-income producing.

Currency Abbreviations:

CAD—Canadian Dollar

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CMBS—Commercial Mortgage-Backed Securities

EURIBOR—Euro Interbank Offered Rate

GO—General Obligation

JSC—Joint Stock Company

LIBOR—London Interbank Offered Rates

REIT—Real Estate Investment Trust

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

Schedule of Investments—Intermediate Duration Portfolio	15

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Plus Portfolio

September 30, 2013

Principal Amount (000)			U.S. $ Value

MORTGAGE PASS-THROUGHS–21.0%
Agency ARMs–14.5%
Federal Home Loan Mortgage Corp. 1.833%, 12/01/42(a)	U.S.$	1,095	$1,104,030
2.033%, 8/01/42(a)		4,127	4,197,548
2.444%, 7/01/42(a)		5,951	6,039,269
2.769%, 6/01/37(a)		6,116	6,552,503
Series 2005 2.648%, 5/01/35(a)		1,034	1,098,306
Federal National Mortgage Association 2.131%, 8/01/42(a)		4,098	4,185,343
2.233%, 8/01/42(a)		3,653	3,728,153
2.38%, 6/01/42(a)		2,665	2,731,014
2.414%, 1/01/36(a)		1,326	1,399,754
2.442%, 5/01/42(a)		4,708	4,832,882
2.519%, 6/01/42(b)		3,800	3,905,794
2.664%, 8/01/42(a)		6,018	6,140,447
2.693%, 8/01/42(a)		5,669	5,787,475
2.731%, 6/01/42(a)		6,764	6,916,772
Series 2003 2.81%, 12/01/33(a)		233	248,991
Series 2005 2.358%, 2/01/35(b)		1,454	1,552,875
2.752%, 10/01/35(a)		1,904	2,034,062
Series 2006 2.536%, 1/01/36(a)		2,710	2,886,379
2.768%, 7/01/36(a)		807	862,888
Series 2007 1.804%, 1/01/37(b)		9	9,630
Series 2009 2.449%, 7/01/38(a)		599	641,688

			66,855,803

Agency Fixed Rate 15-Year–5.4%
Federal Home Loan Mortgage Corp. Gold 5.00%, 7/01/25		1,363	1,472,090
6.50%, 3/01/26		3,362	3,615,755
Federal National Mortgage Association 6.00%, 12/01/21		35	37,502
Series 2000 7.50%, 3/01/15		15	15,280
Series 2001 6.00%, 11/01/16–12/01/16		186	193,759
Series 2002 6.00%, 2/01/17		163	171,073
8.00%, 8/01/16		47	48,774
Series 2012 3.00%, 12/01/22–1/01/23		18,447	19,313,701

			24,867,934

	Principal Amount (000)		U.S. $ Value

Agency Fixed Rate 30-Year–1.1%
Federal National Mortgage Association Series 2013 3.00%, 6/01/28	U.S.$	4,616	$4,788,099
Government National Mortgage Association Series 2002 7.50%, 3/15/32		176	210,121

			4,998,220

Total Mortgage Pass-Throughs (cost $97,279,252)			96,721,957

COMMERCIAL MORTGAGE-BACKED SECURITIES–18.3%
Non-Agency Fixed Rate CMBS–17.0%
Banc of America Commercial Mortgage Trust Series 2006-5, Class A1A 5.415%, 9/10/47		1,603	1,759,741
Series 2006-6, Class A2 5.309%, 10/10/45		8	8,457
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.951%, 3/15/49		357	390,157
Commercial Mortgage Pass Through Certificates Series 2010-C1, Class A1 3.156%, 7/10/46(c)		4,154	4,288,606
Series 2012-CR3, Class A1 0.666%, 11/15/45		2,223	2,203,876
Series 2012-CR4, Class A1 0.704%, 10/15/45		2,195	2,174,661
Series 2012-CR5, Class A1 0.673%, 12/10/45		1,584	1,568,656
Series 2013-CR6, Class A1 0.719%, 3/10/46		2,433	2,410,332
Series 2013-CR9, Class A2 3.055%, 7/10/45		1,619	1,678,295
Series 2013-LC6, Class A1 0.724%, 1/10/46		1,225	1,210,534
GS Mortgage Securities Corp. II Series 2012-GCJ9, Class A1 0.662%, 11/10/45		2,416	2,396,051
Series 2013-GC10, Class A1 0.696%, 2/10/46		1,477	1,464,401
GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 4/10/31(c)		1,316	1,304,250
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-LC9, Class A1 0.67%, 12/15/47		709	701,599

16	Sanford C. Bernstein Fund, Inc.—2013 Annual Report

	Principal Amount (000)		U.S. $ Value

JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-CB18, Class A1A 5.431%, 6/12/47	U.S.$	2,529	$2,794,558
Series 2007-CB20, Class A1A 5.746%, 2/12/51		2,188	2,450,421
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		2,511	2,789,545
Series 2010-C1, Class A1 3.853%, 6/15/43(c)		2,646	2,751,185
Series 2010-C2, Class A1 2.749%, 11/15/43(c)		1,134	1,166,020
Series 2011-C3, Class A1 1.875%, 2/15/46(c)		1,397	1,405,285
Series 2011-C4, Class A1 1.525%, 7/15/46(c)		315	316,224
Series 2011-C5, Class A1 1.60%, 8/15/46		464	467,584
Series 2012-C6, Class A1 1.031%, 5/15/45		1,275	1,272,433
Series 2012-CBX, Class A1 0.958%, 6/15/45		2,033	2,030,249
Series 2013-C10, Class A1 0.73%, 12/15/47		1,294	1,278,434
Series 2013-LC11, Class A2 1.855%, 4/15/46		2,455	2,425,882
JP Morgan Chase Commercial Mortgage Securities Trust 2004-LN2 Series 2004-LN2, Class A1A 4.838%, 7/15/41(c)		1,604	1,637,730
Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43		798	882,424
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7, Class A1 0.738%, 2/15/46		2,477	2,455,972
Series 2013-C8, Class A1 0.777%, 12/15/48		2,429	2,405,274
Morgan Stanley Capital I Trust Series 2007-T27, Class A1A 5.816%, 6/11/42		1,817	2,052,319
Series 2011-C1, Class A1 2.602%, 9/15/47(c)		2,025	2,061,641
Series 2011-C2, Class A1 1.48%, 6/15/44(c)		1,918	1,933,745
Series 2011-C3, Class A1 2.178%, 7/15/49		178	178,005
RBSCF Trust Series 2010-MB1, Class A1 2.367%, 4/15/24(c)		1,445	1,460,521
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A1 0.673%, 12/10/45		1,761	1,743,280

Series 2013-C5, Class A1 0.779%, 3/10/46	U.S.$	2,510	$2,486,624
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A1A 5.91%, 5/15/43		2,061	2,244,887
Wells Fargo Commercial Mortgage Trust Series 2012-LC5, Class A1 0.687%, 10/15/45		2,623	2,608,283
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A1 2.501%, 2/15/44(c)		824	836,543
Series 2012-C10, Class A1 0.734%, 12/15/45		3,126	3,093,647
Series 2012-C9, Class A1 0.673%, 11/15/45		2,678	2,645,213
Series 2013-C11, Class A1 0.799%, 3/15/45		1,263	1,251,370
Series 2013-C12, Class A1 0.735%, 3/15/48		1,699	1,679,918

			78,364,832

Non-Agency Floating Rate CMBS–0.8%
Commercial Mortgage Pass Through Certificates Series 2007-FL14, Class C 0.482%, 6/15/22(b)(c)		964	897,173
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.652%, 10/15/21(b)(c)		2,000	1,974,734
Series 2007-TFLA, Class A2 0.302%, 2/15/22(b)(c)		743	738,159

			3,610,066

Agency CMBS–0.5%
Government National Mortgage Association Series 2006-51, Class IO 0.451%, 8/16/46(d)		3,981	95,565
NCUA Guaranteed Notes Trust Series 2010-C1, Class A1 1.60%, 10/29/20		2,048	2,064,993

			2,160,558

Total Commercial Mortgage-Backed Securities (cost $85,021,382)			84,135,456

ASSET-BACKED SECURITIES–18.1%
Autos-Fixed Rate–8.7%
Ally Auto Receivables Trust Series 2010-1, Class B 3.29%, 3/15/15(c)		3,595	3,618,080
Series 2013-SN1, Class A3 0.72%, 5/20/16		1,876	1,877,132

Schedule of Investments—Short Duration Plus Portfolio	17

	Principal Amount (000)		U.S. $ Value

Ally Master Owner Trust Series 2011-3, Class A2 1.81%, 5/15/16	U.S.$	1,605	$1,616,808
AmeriCredit Automobile Receivables Trust Series 2013-3, Class A3 0.92%, 4/09/18		1,670	1,669,296
Series 2013-4, Class A3 0.96%, 4/09/18		700	701,039
ARI Fleet Lease Trust Series 2013-A, Class A2 0.70%, 12/15/15(c)		1,180	1,178,719
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(c)		1,095	1,092,038
Series 2013-2A, Class A 2.97%, 2/20/20(c)		1,839	1,873,295
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16		990	995,599
Series 2012-1, Class C 2.09%, 7/17/17		1,825	1,858,662
Capital Auto Receivables Asset Trust Series 2013-1, Class A2 0.62%, 7/20/16		1,113	1,111,892
Fifth Third Auto Trust Series 2013-A, Class A3 0.61%, 9/15/17		1,044	1,041,746
Ford Auto Securitization Trust Series 2013-R1A, Class A1 1.485%, 12/15/14(c)	CAD	495	480,831
Series 2013-R4A, Class A1 1.487%, 8/15/15(c)		1,573	1,527,110
Ford Credit Auto Lease Trust Series 2012-B, Class A2 0.54%, 11/15/14	U.S.$	1,228	1,228,305
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1 0.74%, 9/15/16		1,115	1,115,571
Series 2013-1, Class A1 0.85%, 1/15/18		985	983,433
Hertz Vehicle Financing LLC Series 2009-2A, Class A2 5.29%, 3/25/16(c)		2,171	2,288,141
Series 2013-1A, Class A2 1.83%, 8/25/19(c)		940	924,167
Hyundai Auto Lease Securitization Trust Series 2013-A, Class A3 0.66%, 6/15/16(c)		1,442	1,441,710
M&T Bank Auto Receivables Trust 2013-1 Series 2013-1A, Class A3 1.06%, 11/15/17, TBA(c)		1,952	1,951,994

Mercedes-Benz Auto Lease Trust Series 2013-A, Class A3 0.59%, 2/15/16	U.S.$	835	$834,581
Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(c)		2,350	2,339,707
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(c)		626	625,953
Nissan Auto Lease Trust Series 2012-A, Class A2A 0.68%, 7/15/14		345	344,847
Series 2012-B, Class A2A 0.45%, 6/15/15		618	618,095
Santander Drive Auto Receivables Trust Series 2012-6, Class A2 0.47%, 9/15/15		781	780,246
Series 2013-4, Class A3 1.11%, 12/15/17		1,405	1,406,983
SMART Trust/Australia Series 2012-4US, Class A2A 0.67%, 6/14/15		797	796,260
World Omni Automobile Lease Securitization Trust Series 2012-A, Class A3 0.93%, 11/16/15		1,730	1,734,462

			40,056,702

Credit Cards-Fixed Rate–3.4%
American Express Credit Account Master Trust Series 2012-2, Class A 0.68%, 3/15/18		3,110	3,113,920
Chase Issuance Trust Series 2013-A1, Class A1 1.30%, 2/18/20		3,015	2,966,789
Citibank Credit Card Issuance Trust Series 2005-A9, Class A9 5.10%, 11/20/17		2,655	2,900,781
Discover Card Execution Note Trust Series 2012-A1, Class A1 0.81%, 8/15/17		927	930,685
Discover Card Master Trust Series 2012-A3, Class A3 0.86%, 11/15/17		951	955,863
Dryrock Issuance Trust Series 2012-2, Class A 0.64%, 8/15/18		1,750	1,747,882
GE Capital Credit Card Master Note Trust Series 2012-7, Class A 1.76%, 9/15/22		1,445	1,389,799

18	Sanford C. Bernstein Fund, Inc.—2013 Annual Report

Principal Amount (000)			U.S. $ Value

World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21	U.S.$	965	$964,950
Series 2013-A, Class A 1.61%, 12/15/21		610	599,370

			15,570,039

Credit Cards-Floating Rate–2.9%
Cabela’s Master Credit Card Trust Series 2010-2A, Class A2 0.882%, 9/17/18(b)(c)		3,155	3,179,940
Chase Issuance Trust Series 2012-A6, Class A 0.312%, 8/15/17(b)		2,570	2,566,585
Series 2013-A6, Class A6 0.602%, 7/15/20(b)		2,388	2,388,315
Discover Card Execution Note Trust Series 2011-A1, Class A1 0.532%, 8/15/16(b)		1,785	1,786,956
Gracechurch Card Funding PLC Series 2012-1A, Class A1 0.882%, 2/15/17(b)(c)		1,520	1,525,274
Penarth Master Issuer PLC Series 2012-1A, Class A1 0.749%, 3/18/14(b)(c)		1,692	1,694,104

			13,141,174

Other ABS-Fixed Rate–1.5%
CNH Equipment Trust Series 2013-A, Class A3 0.69%, 6/15/18		2,585	2,582,177
Series 2013-C, Class A2 0.63%, 1/17/17		958	958,516
GE Equipment Transportation LLC Series 2012-1, Class A3 0.99%, 11/23/15		3,175	3,180,410

			6,721,103

Autos-Floating Rate–1.4%
Ally Master Owner Trust Series 2011-4, Class A1 0.982%, 9/15/16(b)		1,585	1,591,182
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.582%, 9/15/17(b)(c)		1,544	1,544,056
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.67%, 6/20/17(b)		2,340	2,344,984
Nissan Master Owner Trust Receivables Series 2012-A, Class A 0.652%, 5/15/17(b)		1,212	1,214,706

			6,694,928

Home Equity Loans-Fixed Rate–0.1%
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.86%, 1/25/33	U.S.$	558	$570,480
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37(e)(f)		13	0

			570,480

Home Equity Loans-Floating Rate–0.1%
HSBC Home Equity Loan Trust Series 2006-1, Class M1 0.46%, 1/20/36(b)		351	334,497

Total Asset-Backed Securities (cost $83,264,334)			83,088,923

CORPORATES-INVESTMENT GRADES–15.9%
Financial Institutions–8.4%
Banking–6.2%
Abbey National Treasury Services PLC/London 4.00%, 4/27/16		1,615	1,716,112
American Express Credit Corp. 1.30%, 7/29/16		1,745	1,755,449
Australia & New Zealand Banking Group Ltd./New York NY 0.90%, 2/12/16		1,970	1,968,444
Bank of America Corp. 1.25%, 1/11/16		2,030	2,028,002
Bank of New York Mellon Corp. (The) 0.70%, 3/04/16		1,945	1,933,256
BB&T Corp. 2.05%, 6/19/18		1,720	1,713,104
Citigroup, Inc. 1.25%, 1/15/16		2,025	2,023,453
Goldman Sachs Group, Inc. (The) 3.625%, 2/07/16		1,875	1,973,364
ING Bank NV 1.375%, 3/07/16(c)		1,910	1,900,488
JPMorgan Chase & Co. Series G 1.10%, 10/15/15		2,190	2,194,192
KeyBank NA/Cleveland OH 1.65%, 2/01/18		1,122	1,101,681
Manufacturers & Traders Trust Co. 1.45%, 3/07/18		1,925	1,881,831
Morgan Stanley 1.75%, 2/25/16		1,164	1,169,613
PNC Funding Corp. 2.70%, 9/19/16		1,890	1,964,298
Royal Bank of Canada 0.85%, 3/08/16		1,925	1,919,285

Schedule of Investments—Short Duration Plus Portfolio	19

Principal Amount (000)			U.S. $ Value

UnionBanCal Corp. 5.25%, 12/16/13	U.S.$	1,545	$1,560,210

			28,802,782

Finance–0.6%
General Electric Capital Corp. 0.959%, 4/02/18(b)		2,640	2,655,135

Insurance–1.6%
American International Group, Inc. 3.00%, 3/20/15		1,655	1,703,356
Berkshire Hathaway, Inc. 1.55%, 2/09/18		2,005	1,985,796
New York Life Global Funding 0.80%, 2/12/16(c)		1,970	1,959,786
Prudential Financial, Inc. 4.75%, 9/17/15		1,580	1,695,261

			7,344,199

			38,802,116

Industrial–7.0%
Capital Goods–0.4%
Eaton Corp. 0.584%, 6/16/14(b)		1,812	1,813,006

Communications-Media–0.5%
NBCUniversal Enterprise, Inc. 0.805%, 4/15/16(b)(c)		2,120	2,130,664

Communications-Telecommunications–2.4%
AT&T, Inc. 0.90%, 2/12/16		1,405	1,398,347
1.40%, 12/01/17		2,035	1,986,498
Cellco Partnership/Verizon Wireless Capital LLC 5.55%, 2/01/14		2,270	2,305,408
Verizon Communications, Inc. 1.25%, 11/03/14		2,645	2,660,537
1.95%, 3/28/14		880	885,448
Vodafone Group PLC 1.25%, 9/26/17		2,015	1,958,233

			11,194,471

Consumer Cyclical-Automotive–0.6%
Daimler Finance North America LLC 1.25%, 1/11/16(c)		2,890	2,889,737

Consumer Non-Cyclical–2.2%
AbbVie, Inc. 1.75%, 11/06/17		2,000	1,983,580
Allergan, Inc./United States 1.35%, 3/15/18		884	861,879
Gilead Sciences, Inc. 3.05%, 12/01/16		1,880	1,984,917
McKesson Corp. 0.95%, 12/04/15		828	828,803
Merck & Co., Inc. 1.30%, 5/18/18		2,430	2,372,105

PepsiCo, Inc. 0.70%, 2/26/16	U.S.$	1,910	$1,904,394

			9,935,678

Energy–0.9%
BP Capital Markets PLC 0.70%, 11/06/15		2,210	2,205,211
Chevron Corp. 1.104%, 12/05/17		2,125	2,094,510

			4,299,721

			32,263,277

Utility–0.5%
Natural Gas–0.5%
TransCanada PipeLines Ltd. 0.75%, 1/15/16		2,055	2,043,250

Total Corporates–Investment Grades (cost $73,377,361)			73,108,643

GOVERNMENTS-TREASURIES–12.7%
United States–12.7%
U.S. Treasury Notes 0.125%, 7/31/14		3,505	3,505,820
0.25%, 9/15/14–5/31/15		44,809	44,811,810
1.375%, 6/30/18		9,920	9,945,574

Total Governments–Treasuries (cost $58,213,536)			58,263,204

COLLATERALIZED MORTGAGE OBLIGATIONS–3.9%
Agency Fixed Rate–2.4%
Federal Home Loan Mortgage Corp. Series 3948, Class DA 3.00%, 12/15/24		4,621	4,830,106
Series 4016, Class KI 4.00%, 11/15/38(d)		5,011	898,265
Series 4119, Class LI 3.50%, 6/15/39(d)		4,340	746,116
Series 4182, Class DI 3.50%, 5/15/39(d)		4,033	629,319
Federal National Mortgage Association Series 2010-9, Class EA 3.50%, 1/25/24		2,088	2,180,963
Series 2011-39, Class DA 3.50%, 7/25/24		1,780	1,840,387

			11,125,156

Agency Floating Rate–0.9%
NCUA Guaranteed Notes Trust Series 2010-R3, Class 1A 0.742%, 12/08/20(b)		4,134	4,154,909

20	Sanford C. Bernstein Fund, Inc.—2013 Annual Report

Principal Amount (000)			U.S. $ Value

Non-Agency Fixed Rate–0.4%
JP Morgan Mortgage Trust Series 2013-1, Class 1A2 3.00%, 3/25/43(c)	U.S.$	1,952	$1,864,607
Merrill Lynch Mortgage Investors Trust Series 2005-A8, Class A1C1 5.25%, 8/25/36		77	76,694

			1,941,301

Non-Agency Floating Rate–0.2%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.60%, 2/25/42(b)(c)		1,084	854,909

Total Collateralized Mortgage Obligations (cost $18,334,910)			18,076,275

INFLATION-LINKED SECURITIES–2.1%
United States–2.1%
U.S. Treasury Inflation Index 0.125%, 4/15/16 (TIPS) (cost $9,760,428)		9,514	9,763,678

GOVERNMENTS-SOVEREIGN AGENCIES–0.7%
Netherlands–0.7%
Achmea Hypotheekbank NV 0.616%, 11/03/14(b)(c) (cost $3,414,656)	U.S.$	3,415	$3,424,688

COVERED BONDS–0.4%
DNB Boligkreditt AS 1.45%, 3/21/18(c) (cost $1,861,141)		1,865	1,835,906

Total Investments—93.1% (cost $430,527,000)			428,418,730

Other assets less liabilities—6.9%			31,684,082

Net Assets—100.0%			$460,102,812

FUTURES (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	539	December 2013	$118,450,258	$118,723,173	$272,915
Sold Contracts
U.S. T-Note 5 Yr Futures	352	December 2013	42,164,689	42,608,500	(443,811)
U.S. T-Note 10 Yr (CBT) Futures	186	December 2013	23,048,329	23,508,656	(460,327)

					$(631,223)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2013	Unrealized Appreciation/ (Depreciation)
Buy Contracts
State Street Bank & Trust Co.:
Canadian Dollar settling 10/17/13	166	$161,722	$160,986	$(736)
Sale Contracts
Deutsche Bank AG London:
Canadian Dollar settling 10/17/13	662	630,366	642,804	(12,438)
State Street Bank & Trust Co.:
Canadian Dollar settling 10/17/13	1,573	1,525,955	1,526,514	(559)

				$(13,733)

Schedule of Investments—Short Duration Plus Portfolio	21

(a)	Variable rate coupon, rate shown as of September 30, 2013.
(b)	Floating Rate Security. Stated interest rate was in effect at September 30, 2013.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the aggregate market value of these securities amounted to $66,917,720 or 14.5% of net assets.
(d)	IO - Interest Only
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.00% of net assets as of September 30, 2013, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$13,205	$0	0.00%

(f)	Fair valued by the Adviser.

Currency Abbreviations:

CAD—Canadian Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CMBS—Commercial Mortgage-Backed Securities

NCUA—National Credit Union Administration

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

U.S. Government Short Duration Portfolio

September 30, 2013

Principal Amount (000)		U.S. $ Value

GOVERNMENTS-TREASURIES–60.2%
United States–60.2%
U.S. Treasury Notes 0.125%, 4/30/15	$3,374	$3,367,805
0.25%, 2/28/14–5/31/15	24,492	24,507,344
0.625%, 4/30/18	955	928,290
0.75%, 2/28/18	1,610	1,578,806
1.375%, 6/30/18	1,425	1,428,674

Total Governments–Treasuries (cost $31,827,056)		31,810,919

MORTGAGE PASS-THROUGHS–26.9%
Agency ARMs–20.5%
Federal Home Loan Mortgage Corp. 2.033%, 8/01/42(a)	1,041	1,058,621
2.444%, 7/01/42(a)	1,506	1,528,155
Series 2005 2.648%, 5/01/35(a)	281	298,536
Federal National Mortgage Association 2.131%, 8/01/42(a)	864	882,060
2.233%, 8/01/42(a)	770	786,075
2.38%, 6/01/42(a)	585	599,005
2.414%, 1/01/36(a)	372	393,263
2.442%, 5/01/42(a)	1,040	1,067,475
Series 2003 2.81%, 12/01/33(a)	637	680,279
Series 2005 2.358%, 2/01/35(b)	422	450,389
Series 2006 2.536%, 1/01/36(a)	1,081	1,151,392
2.768%, 7/01/36(a)	323	345,847
Series 2009 2.449%, 7/01/38(a)	808	866,279
Series 2012 2.419%, 8/01/42(b)	716	734,910

		10,842,286

Agency Fixed Rate 15-Year–3.6%
Federal Home Loan Mortgage Corp. Gold 5.00%, 7/01/25	838	905,250
6.50%, 3/01/26	702	754,939
Federal National Mortgage Association 5.50%, 9/01/19	136	143,741
Series 2000 7.50%, 3/01/15	5	5,457
Series 2001 6.00%, 11/01/16	87	91,802
Series 2002 8.00%, 8/01/16	18	18,471

		1,919,660

22	Sanford C. Bernstein Fund, Inc.—2013 Annual Report

Principal Amount (000)		U.S. $ Value

Agency Fixed Rate 30-Year–2.8%
Federal National Mortgage Association 5.00%, 5/01/39	$742	$818,289
Series 2013 3.00%, 6/01/28	611	634,018

		1,452,307

Total Mortgage Pass-Throughs (cost $14,126,221)		14,214,253

COLLATERALIZED MORTGAGE OBLIGATIONS–10.8%
Agency Floating Rate–9.1%
Federal National Mortgage Association Series 2006-39, Class DF 0.579%, 5/25/36(b)	565	566,352
Series 2006-42, Class PF 0.589%, 6/25/36(b)	576	577,724
FHLMC Structured Pass Through Securities Series T-72, Class A1 0.384%, 3/25/36(b)	120	117,172
NCUA Guaranteed Notes Series 2010-R1, Class 1A 0.632%, 10/07/20(b)	2,624	2,638,648
Series 2010-R3, Class 1A 0.742%, 12/08/20(b)	912	916,410

		4,816,306

Agency Fixed Rate–1.7%
Federal Home Loan Mortgage Corp. Series 3948, Class DA 3.00%, 12/15/24	$836	$873,836

Total Collateralized Mortgage Obligations (cost $5,661,035)		5,690,142

COMMERCIAL MORTGAGE-BACKED SECURITIES–1.4%
Agency CMBS–1.4%
Federal Home Loan Mortgage Corp. Series K025, Class A1 1.875%, 4/25/22	503	493,164
Federal Home Loan Mortgage Corp. Series K032, Class A1 3.016%, 2/25/23	270	279,269

Total Commercial Mortgage-Backed Securities (cost $767,984)		772,433

Total Investments—99.3% (cost $52,382,296)		52,487,747

Other assets less liabilities—0.7%		381,775

Net Assets—100.0%		$52,869,522

FUTURES (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	91	December 2013	$19,997,050	$20,044,172	$47,122
Sold Contracts
U.S. T-Note 5 Yr (CBT) Futures	10	December 2013	1,198,619	1,210,469	(11,850)
U.S. T-Note 10 Yr (CBT) Futures	28	December 2013	3,469,641	3,538,937	(69,296)

					$(34,024)

(a)	Variable rate coupon, rate shown as of September 30, 2013.
(b)	Floating Rate Security. Stated interest rate was in effect at September 30, 2013.

Glossary:

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CMBS—Commercial Mortgage-Backed Securities

FHLMC—Federal Home Loan Mortgage Corporation

NCUA—National Credit Union Administration

See notes to financial statements.

Schedule of Investments—U.S. Government Short Duration Portfolio	23

SCB–TAX–1944–0913

Sanford C. Bernstein Fund, Inc.

September 30, 2013

Schedule of Investments To the Annual Report For the Municipal Bond Portfolios

Short Duration Diversified Municipal

Short Duration California Municipal

Short Duration New York Municipal

Diversified Municipal

California Municipal

New York Municipal

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, included in the accompanying Annual Report, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short Duration Diversified Municipal Portfolio, Short Duration California Municipal Portfolio, Short Duration New York Municipal Portfolio, Diversified Municipal Portfolio, California Municipal Portfolio, and New York Municipal Portfolio (six of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights of the Short Duration New York Municipal Class, Short Duration California Municipal Class, Short Duration Diversified Municipal Class, and the Municipal Class of shares of the Fund for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 26, 2013

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Diversified Municipal Portfolio

September 30, 2013

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–92.5%
Long-Term Municipal Bonds–84.5%
Alabama–1.7%
Alabama Pub Sch & Clg Auth Series 2013A 5.00%, 6/01/16	$4,180	$4,645,986

Arizona–2.1%
Phoenix AZ Civic Impt Corp. (Phoenix AZ Wastewater) Series 2009A 5.00%, 7/01/17	2,300	2,628,141
Salt River Proj Agric Impt & Pwr Dist AZ Series 2009B 4.00%, 1/01/16	2,890	3,110,074

		5,738,215

Arkansas–0.9%
Little Rock AR GO 1.25%, 4/01/33	2,500	2,499,700

California–0.7%
Pasadena CA COP AMBAC Series 1993 5.35%, 2/01/14	2,005	2,037,200

Colorado–7.3%
Colorado Hsg & Fin Auth (Colorado Unemployment) Series 2012A 5.00%, 5/15/14	3,620	3,726,102
Denver CO City & Cnty Arpt (Denver Intl Airport) Series 2011B 4.00%, 11/15/14	7,675	7,973,711
Denver CO City & Cnty Wtr Commr Series 2012B 3.00%, 12/15/14 4.00%, 12/15/15	3,640 1,935	3,760,739 2,082,989
Mun Subdist No CO Wtr Conserv Dist AMBAC Series 2007J 5.00%, 12/01/14	2,345	2,462,789
Todd Creek Farms Met Dist #1 CO 4.75%, 12/01/09(a)(b)	85	42,383

		20,048,713

Delaware–0.0%
Bridgeville DE Spl Obl (Heritage Shores Spl Devel Dist DE) Series 2005B 5.125%, 7/01/35	55	47,586

Principal Amount (000)		U.S. $ Value

Florida–9.4%
Citizens Ppty Ins Corp. FL Series 2009A-1 6.00%, 6/01/16	$3,500	$3,942,575
Series 2010A-1 5.00%, 6/01/16	4,695	5,166,003
Dupree Lakes CDD FL 6.83%, 11/01/15	25	24,834
Florida Brd of Ed GO (Florida GO) Series 2013C 5.00%, 6/01/16	2,590	2,878,733
Florida Brd of Ed Lottery Series 2012A 5.00%, 7/01/16–7/01/17	6,100	6,823,379
Florida GO 5.00%, 7/01/17	3,470	3,976,065
Heritage Plantation CDD FL Series 2006B 5.10%, 11/01/13(a)(b)	150	45,000
Live Oak CDD FL Series 2010 7.36%, 11/01/20	100	106,675
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 3.00%, 11/15/15	815	827,722
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35(a)	30	30,862
Series 2010A-2 6.125%, 5/01/35(a)	60	59,818
Series 2010B 5.125%, 5/01/17(a)	120	119,318
Series 4B 5.125%, 5/01/09(a)(c)(d)	55	0
Parkway Center CDD FL Series 2004B 5.625%, 5/01/14	130	126,172
Seminole Tribe of FL (Seminole Tribe of FL Gaming) 5.125%, 10/01/17(e)	1,540	1,595,917

		25,723,073

Georgia–5.1%
Georgia GO Series 2012A 5.00%, 7/01/16	10,000	11,190,000
Georgia Mun Elec Auth Series 2012B 5.00%, 1/01/18	2,450	2,796,944

		13,986,944

Illinois–8.3%
Cortland IL SSA #10 5.125%, 3/01/14(a)(b)	182	81,900
Illinois Finance Auth (Illinois Unemployment) Series 2012A 5.00%, 6/15/15	11,045	11,904,853

Schedule of Investments—Short Duration Diversified Municipal Portfolio	1

Principal Amount (000)		U.S. $ Value

Illinois GO 5.00%, 8/01/15	$7,025	$7,512,676
Illinois Sales Tax 4.00%, 6/15/16	3,010	3,258,325

		22,757,754

Louisiana–1.0%
Isabella Lakes CDD LA 6.00%, 8/01/22(a)(b)	515	154,500
Louisiana GO Series 2012A 5.00%, 8/01/15	2,325	2,516,882
Whispering Springs CDD LA 5.20%, 10/01/21(a)(b)	670	120,600

		2,791,982

Maryland–3.2%
Anne Arundel Cnty MD GO 5.00%, 4/01/15–4/01/16	8,170	8,848,988

Massachusetts–3.0%
Massachusetts Mun Whsl Elec Co. Series 2012A 5.00%, 7/01/14	5,355	5,537,873
Massachusetts Sch Bldg Auth (Massachusetts Sch Sales Tax)
Series 2012B 5.00%, 8/15/17	2,400	2,757,288

		8,295,161

Michigan–4.9%
Detroit MI Swr Disp AGM 0.784%, 7/01/32(f)	1,530	1,138,963
Michigan Fin Auth (Michigan Unemployment)
Series 2012A 5.00%, 7/01/14–7/01/15	11,380	12,126,363

		13,265,326

Minnesota–3.8%
Elk River MN ISD #728 GO Series 2012A 5.00%, 2/01/17	4,460	5,034,582
Minnesota Lease Series 2012B 4.00%, 3/01/16	5,000	5,398,800

		10,433,382

Missouri–3.2%
Springfield MO Pub Util 5.00%, 12/01/14	3,025	3,179,850
St. Louis MO Arpt (Lambert- St. Louis Intl Arpt)
NPFGC-RE 5.50%, 7/01/16	5,040	5,633,460

		8,813,310

Nevada–0.4%
Reno NV GO 2.00%, 6/01/14	$1,140	$1,150,283

New Jersey–1.4%
Morris-Union NJ JT Comm COP AGM 4.00%, 8/01/15	750	785,055
New Jersey EDA (New Jersey Cigarette Tax)
5.00%, 6/15/16	1,625	1,746,696
Rutgers State Univ NJ Series 2013J 3.00%, 5/01/15	1,150	1,197,346

		3,729,097

New Mexico–4.7%
New Mexico Severance Tax Series 2013A 5.00%, 7/01/16	11,440	12,771,387

New York–7.6%
Metropolitan Trnsp Auth NY Series 2012D 4.00%, 11/15/15	8,525	9,133,685
AGM Series 2002B-1 0.36%, 11/01/22(g)	7,175	6,919,979
New York NY GO Series 2012F 5.00%, 8/01/15	1,835	1,989,617
Series 2013J 5.00%, 8/01/16	2,400	2,685,552

		20,728,833

Ohio–0.4%
Ohio Major New Infra Proj (Ohio Fed Hwy Grant)
Series 20121 5.00%, 12/15/17	1,000	1,148,970

Oregon–2.5%
Multnomah Cnty OR SD #1J GO Series 2013A 5.00%, 6/15/15	2,000	2,157,120
Portland OR CCD GO 5.00%, 6/15/16	4,105	4,569,234

		6,726,354

Pennsylvania–0.5%
Delaware Riv Port Auth PA & NJ 4.00%, 1/01/15	1,140	1,160,646
Philadelphia PA IDA (Leadership Learning Partners)
Series 05A 4.60%, 7/01/15(a)	120	107,929

		1,268,575

Puerto Rico–3.6%
Puerto Rico Govt Dev Bank Series 2006C 5.25%, 1/01/15	4,000	3,935,120

2	Sanford C. Bernstein Fund, Inc.—2013 Annual Report

Principal Amount (000)		U.S. $ Value

Puerto Rico Infra Fin Auth Series 2011C 3.00%, 12/15/26	$5,845	$5,855,229

		9,790,349

South Carolina–1.2%
South Carolina Pub Svc Auth Series 2012C 5.00%, 12/01/14	3,000	3,164,010

Texas–4.5%
Tarrant TX Regional Wtr Dist Series 2012A 5.00%, 3/01/17	6,115	6,942,054
Texas Trnsp Comm (Texas St Hwy Fund First Tier) Series 2006A 4.50%, 4/01/16	5,000	5,475,550

		12,417,604

Virginia–1.6%
Dulles Town CTR CDA VA 3.00%, 3/01/15	1,100	1,102,398
Virginia Trnsp Brd (Virginia Fed Hwy Grant) Series 2012A 4.00%, 3/15/14	1,305	1,327,537
Virginia Trnsp Brd (Virginia Lease Trnsp Fund) 5.00%, 5/15/15	1,745	1,875,980

		4,305,915

Washington–1.5%
Seattle WA Wtr Sys 5.00%, 9/01/14	3,990	4,165,001

Total Long-Term Municipal Bonds (cost $232,376,393)		231,299,698

Short-Term Municipal Notes–8.0%
Mississippi–3.6%
Mississippi Business Fin Corp. (Chevron USA, Inc.) Series 2010G 0.03%, 11/01/35(h)	10,000	10,000,000

Texas–4.4%
Gulf Coast TX IDA (Exxonmobil) 0.05%, 11/01/41(h)	12,000	12,000,000

Total Short-Term Municipal Notes (cost $22,000,000)		22,000,000

Total Municipal Obligations (cost $254,376,393)		253,299,698

CORPORATES-INVESTMENT GRADES–6.9%
Financial Institutions–5.6%
Banking–4.7%
Bank of America Corp.
4.50%, 4/01/15	$1,680	$1,764,316
7.375%, 5/15/14	1,100	1,144,916
Capital One Financial Corp.
2.125%, 7/15/14	935	945,364
Citigroup, Inc.
4.587%, 12/15/15	750	802,189
4.70%, 5/29/15	2,035	2,152,944
Goldman Sachs Group, Inc. (The)
5.15%, 1/15/14	2,242	2,270,846
JPMorgan Chase & Co.
2.05%, 1/24/14	2,332	2,344,385
Morgan Stanley
5.375%, 10/15/15	1,300	1,397,933

		12,822,893

Finance–0.9%
General Electric Capital Corp.
2.15%, 1/09/15	2,370	2,419,168

		15,242,061

Industrial–1.3%
Consumer Cyclical-Automotive–0.5%
Daimler Finance North America LLC
6.50%, 11/15/13	1,287	1,295,761

Technology–0.8%
International Business Machines Corp.
0.55%, 2/06/15	2,350	2,352,994

		3,648,755

Total Corporates–Investment Grades (cost $18,753,802)		18,890,816

SHORT-TERM INVESTMENTS–4.0%
Time Deposit–4.0%
State Street Time Deposit
0.01%, 10/01/13 (cost $10,930,767)	10,931	10,930,767

Total Investments—103.4% (cost $284,060,962)		283,121,281

Other assets less liabilities—(3.4)%		(9,363,193)

Net Assets—100.0%		$273,758,088

(a)	Illiquid security.
(b)	Security is in default and is non-income producing.
(c)	Non-income producing security.
(d)	Fair valued by the Adviser.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the market value of this security amounted to $1,595,917 or 0.6% of net assets.

Schedule of Investments—Short Duration Diversified Municipal Portfolio	3

(f)	Floating Rate Security. Stated interest rate was in effect at September 30, 2013.
(g)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2013 and the aggregate market value of this security amounted to $6,919,979 or 2.53% of net assets.
(h)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2013, the Fund held 6.9% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CCD—Community College District

CDA—Community Development Authority

CDD—Community Development District

COP—Certificate of Participation

EDA—Economic Development Agency

GO—General Obligation

IDA—Industrial Development Authority/Agency

ISD—Independent School District

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring Financial Guaranty Insurance Company

SD—School District

SSA—Special Services Area

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration California Municipal Portfolio

September 30, 2013

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–92.8%
Long-Term Municipal Bonds–92.8%
California–77.0%
Bay Area Toll Auth CA Series 2007F 5.00%, 4/01/17 (Pre-refunded/ETM)	$2,805	$3,211,220
California Dept Wtr Res Pwr Series 2010M 5.00%, 5/01/15	1,430	1,536,421
California GO Series 2013B 5.00%, 9/01/15	1,815	1,973,050
California Hlth Fac Fin Auth (Cedars-Sinai Med Ctr) 4.00%, 8/15/14	1,250	1,288,663
California Infra & Eco Dev Bk (Workers Comp Spl Assmt) AMBAC Series 2004A 5.25%, 10/01/13	1,210	1,210,000
California Pub Wks Brd (California Pub Wks Brd Lease) 4.00%, 6/01/16	1,425	1,539,314
California Pub Wks Brd (Univ of California Lease) Series 2012F 4.00%, 10/01/15	1,055	1,129,715
California Statewide CDA (Odd Fellows Home) Series 2012A 4.00%, 4/01/16	1,080	1,152,997
California Statewide CDA (The Terraces at San Joaquin Gardens) 4.00%, 10/01/18	315	313,028
Contra Costa CA Trnsp Auth (Contra Costa CA Trnsp Sales Tax) Series 2012B 4.00%, 3/01/16	1,620	1,752,451
East Bay Mud CA Wtr Sys Series 2013A 5.00%, 6/01/16–6/01/17	3,435	3,883,422
Irvine CA Pub Fac Auth Assmt Series 2012A 3.00%, 9/02/14	1,000	1,003,940
Los Angeles CA CCD GO Series 2013F 5.00%, 8/01/16	2,925	3,276,526
Los Angeles CA USD COP Series 2010B-2 5.00%, 12/01/13	1,715	1,728,223
Los Angeles CA USD GO 5.75%, 7/01/16	725	825,405

4	Sanford C. Bernstein Fund, Inc.—2013 Annual Report

Principal Amount (000)		U.S. $ Value

Los Angeles CA Wstwtr Sys Series 2013B 4.00%, 6/01/16	$3,160	$3,442,314
Los Angeles Cnty CA Met Trnsp Auth (Los Angeles Cnty CA MTA Sales Tax) 2.00%, 7/01/14	2,990	3,030,006
Los Angeles Cnty CA Santn Dist Series 2013A 5.00%, 10/01/16	2,825	3,175,385
Met Wtr Dist Southern CA Wtr 2012E-2 3.00%, 7/01/35	1,000	1,043,540
Port of Oakland CA Series 2011O 5.00%, 5/01/14	1,750	1,790,618
Riverside CA Elec Series 2013A 4.00%, 10/01/16	2,285	2,496,660
Sacramento CA Mun Util Dist Series 2013C 5.00%, 8/15/16	2,185	2,450,499
Sacramento CA USD GO 4.00%, 8/01/15	1,040	1,105,156
San Francisco CA Bay Area Rapid Transit (San Francisco City/Cnty CA Sales Tax) Series 2012A 3.00%, 7/01/15	1,000	1,046,220
San Francisco City/Cnty CA GO 5.00%, 6/15/15	2,475	2,670,773
Southern CA Pub Pwr Auth 5.00%, 7/01/15	1,000	1,080,790
Southern CA Pub Pwr Auth (Los Angeles CA Dept W&P Pwr) Series 2012A 5.00%, 7/01/16	2,255	2,523,999
Univ of California NPFGC Series 2005E 5.00%, 5/15/15	1,000	1,075,230
West Contra Costa CA USD GO AGM 5.00%, 8/01/14	1,100	1,142,427

		53,897,992

Delaware–0.1%
Bridgeville DE Spl Obl (Heritage Shores Spl Devel Dist DE) Series 2005B 5.125%, 7/01/35	53	45,856

Florida–0.9%
Durbin Crossing CDD FL Series 20061 5.25%, 11/01/15(a)(b)	105	78,750
Lake Ashton II CDD FL Series 2006B 5.00%, 11/01/11(a)(b)	190	62,700
Live Oak CDD FL Series 2010 7.36%, 11/01/20	100	106,675

Seminole Tribe of FL (Seminole Tribe of FL Gaming) 5.125%, 10/01/17(c)	$340	$352,345

		600,470

Illinois–2.2%
Cortland IL SSA #10 5.125%, 3/01/14(a)(b)	110	49,500
Illinois GO 5.00%, 8/01/15	1,400	1,497,188

		1,546,688

Louisiana–0.1%
Coves of The Highland CDD LA 5.60%, 11/01/21(a)(b)(d)	200	0
Isabella Lakes CDD LA 6.00%, 8/01/22(a)(b)	200	60,000
Orange Grove CDD LA 5.30%, 11/01/21(a)(b)	130	41,210

		101,210

New Jersey–4.6%
New Jersey EDA (New Jersey Cigarette Tax) 5.00%, 6/15/16	820	881,410
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) Series 2013A 5.00%, 12/15/16	2,085	2,346,980

		3,228,390

Puerto Rico–2.9%
Puerto Rico GO 6.00%, 7/01/14	1,000	1,003,930
Puerto Rico IND Tour Ed Med Envrn Auth (Inter American Univ of Puerto Rico) 5.00%, 10/01/15	1,015	1,042,699

		2,046,629

Texas–5.0%
Grand Parkway Trnsp Corp. TX Series 2013C 2.00%, 10/01/17	3,470	3,489,154

Total Municipal Obligations (cost $65,589,768)		64,956,389

CORPORATES-INVESTMENT GRADES–5.3%
Financial Institutions–5.3%
Banking–4.5%
Bank of America Corp. 1.50%, 10/09/15	860	864,703
Citigroup, Inc. 4.70%, 5/29/15	800	846,366
Goldman Sachs Group, Inc. (The) 5.25%, 10/15/13	500	500,739
JPMorgan Chase & Co. 1.875%, 3/20/15	500	507,846

Schedule of Investments—Short Duration California Municipal Portfolio	5

Principal Amount (000)		U.S. $ Value

Morgan Stanley 5.375%, 10/15/15	$400	$430,133

		3,149,787

Finance–0.8%
General Electric Capital Corp. 1.625%, 7/02/15	512	519,540

Total Corporates–Investment Grades (cost $3,652,790)		3,669,327

SHORT-TERM INVESTMENTS–0.4%
Time Deposit–0.4%
State Street Time Deposit 0.01%, 10/01/13 (cost $295,535)	296	295,535

Total Investments—98.5% (cost $69,538,093)		68,921,251

Other assets less liabilities—1.5%		1,071,114

Net Assets—100.0%		$69,992,365

(a)	Illiquid security.
(b)	Security is in default and is non-income producing.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the market value of this security amounted to $352,345 or 0.5% of net assets.
(d)	Fair valued by the Adviser.

As of September 30, 2013, the Fund held 4.9% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CCD—Community College District

CDA—Community Development Authority

CDD—Community Development District

COP—Certificate of Participation

EDA—Economic Development Agency

ETM—Escrowed to Maturity

GO—General Obligation

MTA—Metropolitan Transportation Authority

NPFGC—National Public Finance Guarantee Corporation

SSA—Special Services Area

USD—Unified School District

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration New York Municipal Portfolio

September 30, 2013

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–91.1%
Long-Term Municipal Bonds–91.1%
New York–85.2%
Hempstead Town NY GO 4.00%, 8/15/15	$1,315	$1,402,434
Long Island Pwr Auth NY Series 2010A-2 5.00%, 5/01/14	4,360	4,467,910
NPFGC Series 2006D 2.519%, 9/01/15(a)	2,050	2,047,991
Metropolitan Trnsp Auth NY Series 2012D 4.00%, 11/15/15	1,400	1,499,960
Series 2012H 5.00%, 11/15/17	1,350	1,543,739
AGM Series 2002B-1 0.36%, 11/01/22(a)(b)	2,825	2,724,591
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) Series 2010A-1 5.00%, 11/15/13	3,220	3,238,644
Metropolitan Trnsp Auth NY (New York St Lease MTA Svc Cont) Series 2002A 5.75%, 1/01/17	3,600	4,132,044
Monroe Cnty NY IDA (New York St Lease Rochester Sch) Series 2012A 5.00%, 5/01/15	1,500	1,605,945
Nassau Cnty NY GO Series 2013A 2.00%, 3/31/14	3,000	3,020,910
Nassau Cnty NY Interim Fin Auth (Nassau Cnty NY Sales Tax) Series 2012A 5.00%, 11/15/16	4,600	5,193,492
New York City Trnsl Fin Auth Future Tax Secured Revenue 5.00%, 11/01/15 (Pre-refunded/ETM)	315	345,020
New York NY GO Series 2012A 5.00%, 8/01/16	2,855	3,194,688
New York NY Trnsl Fin Auth 5.00%, 11/01/15	1,530	1,674,815
Series 2007B 5.00%, 11/01/13 (Pre-refunded/ETM)	665	667,474
5.00%, 11/01/13	335	336,330
Series 2007C-1 5.00%, 11/01/15	3,040	3,327,736

6	Sanford C. Bernstein Fund, Inc.—2013 Annual Report

Principal Amount (000)		U.S. $ Value

Series 2012E 5.00%, 2/01/17	$4,830	$5,481,132
New York St Dormitory Auth (New York St Pers Income Tax) Series 2009A 5.00%, 3/15/17	3,700	4,219,591
New York St Dormitory Auth (New York Univ) NPFGC Series 1998A
5.75%, 7/01/14	2,000	2,082,840
New York St Energy Res & Dev Auth (New York St Elec and Gas Corp.) NPFGC Series 2010C 0.494%, 4/01/34(a)(b)	2,325	2,087,945
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) 5.25%, 6/15/14	1,650	1,708,723
Series 2012A 4.00%, 6/15/15	2,000	2,123,960
New York St Loc Gov Asst Corp. Series 2011A 5.00%, 4/01/14	5,000	5,119,800
New York St Pwr Auth NPFGC Series 2007C 5.00%, 11/15/14	1,000	1,052,350
New York St Thruway Auth (New York St Pers Income Tax) Series 2012A 5.00%, 3/15/18	2,000	2,319,880
New York St Thruway Auth (New York St Thruway Auth Ded Tax) Series 2008B 5.25%, 4/01/18	2,710	3,168,098
AGM Series 2005B 5.00%, 4/01/14	3,000	3,070,980
New York St Thruway Auth (New York St Thruway Gen Toll Road) Series 2012I 5.00%, 1/01/16	1,080	1,179,166
New York St UDC (New York St Pers Income Tax) Series 2010A 5.00%, 3/15/17	3,610	4,116,952
Onondaga Cnty NY GO 5.00%, 5/01/16	3,605	3,999,315
Port Authority of NY & NJ 3.00%, 10/01/14	3,000	3,082,200
Schenectady Cnty NY Cap Res (Ellis Hospital) 1.75%, 2/15/18	785	769,339
Suffolk Cnty NY GO Series 2011B 3.00%, 10/15/13	3,965	3,968,529

Triborough Brdg & Tunl Auth NY Series 2012A 5.00%, 11/15/16	$1,000	$1,129,350

Yonkers NY GO Series 2011A 5.00%, 10/01/13	1,295	1,295,000

		92,398,873

California–1.4%
Pasadena CA COP AMBAC Series 1993 5.35%, 2/01/14	1,460	1,483,448

Colorado–1.4%
Denver CO Urban Renewal Auth (Stapleton) Series 2013A 5.00%, 12/01/15	1,355	1,474,538

Delaware–0.0%
Bridgeville DE Spl Obl (Heritage Shores Spl Devel Dist DE) Series 2005B 5.125%, 7/01/35	55	47,586

Florida–0.5%
Dupree Lakes CDD FL 6.83%, 11/01/15	20	19,867
Durbin Crossing CDD FL Series 20061 5.25%, 11/01/15(c)(d)	135	101,250
New River CDD FL 5.00%, 5/01/18(d)(e)	75	33,000
5.75%, 5/01/38(d)(e)	90	39,600
Series 2006B 5.00%, 5/01/13(d)(f)	65	1
Series 2010A1 5.75%, 5/01/38(d)	35	27,646
Series 2010B1 5.00%, 5/01/15(d)	35	33,914
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35(d)	20	20,575
Series 2010A-2 6.125%, 5/01/35(d)	50	49,848
Series 2010B 5.125%, 5/01/17(d)	100	99,432
Series 4B 5.125%, 5/01/09(d)(f)(g)	45	0
Parkway Center CDD FL Series 2004B 5.625%, 5/01/14	165	160,141

		585,274

Illinois–1.4%
Cortland IL SSA #10 5.125%, 3/01/14(c)(d)	153	68,850
Illinois GO 5.00%, 8/01/15	1,350	1,443,717

		1,512,567

Schedule of Investments—Short Duration New York Municipal Portfolio	7

Principal Amount (000)		U.S. $ Value

Louisiana–0.1%
Coves of The Highland CDD LA 5.60%, 11/01/21(c)(d)(g)	$270	$0
Isabella Lakes CDD LA 6.00%, 8/01/22(c)(d)	255	76,500
Juban Parc LA CDD (Juban Parc CDD LA)
5.15%, 10/01/14(c)(d)	115	38,520
Whispering Springs CDD LA
5.20%, 10/01/21(c)(d)	120	21,600

		136,620

Puerto Rico–1.1%
Puerto Rico GO FGIC Series 2002A 5.50%, 7/01/17	1,245	1,160,626

Total Municipal Obligations (cost $99,929,970)		98,799,532

CORPORATES-INVESTMENT GRADES–4.9%
Financial Institutions–3.8%
Banking–3.0%
Bank of America Corp.
4.50%, 4/01/15	420	441,079
7.375%, 5/15/14	375	390,312
Capital One Financial Corp.
2.125%, 7/15/14	370	374,101
Goldman Sachs Group, Inc. (The)
5.15%, 1/15/14	761	770,791
JPMorgan Chase & Co.
2.05%, 1/24/14	791	795,201
Morgan Stanley Note
5.375%, 10/15/15	455	489,277

		3,260,761

Finance–0.8%
General Electric Capital Corp.
2.15%, 1/09/15	803	819,659

		4,080,420

Industrial–1.1%
Consumer Cyclical-Automotive–0.4%
Daimler Finance North America LLC
6.50%, 11/15/13	441	444,002

Technology–0.7%
International Business Machines Corp.
0.55%, 2/06/15	805	806,026

		1,250,028

Total Corporates–Investment Grades (cost $5,283,995)		5,330,448

GOVERNMENTS-TREASURIES–0.9%
U.S. Treasury–0.9%
U.S. Treasury Notes
0.25%, 5/31/15 (cost $998,546)	$1,000	$999,805

SHORT-TERM INVESTMENTS–2.0%
Time Deposit–2.0%
State Street Time Deposit
0.01%, 10/01/13 (cost $2,101,227)	2,101	2,101,227

Total Investments—98.9% (cost $108,313,738)		107,231,012

Other assets less liabilities—1.1%		1,182,772

Net Assets—100.0%		$108,413,784

(a)	Variable rate coupon, rate shown as of September 30, 2013.
(b)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2013 and the aggregate market value of these securities amounted to $4,812,536 or 4.44% of net assets.
(c)	Security is in default and is non-income producing.
(d)	Illiquid security.
(e)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(f)	Non-income producing security.
(g)	Fair valued by the Adviser.

As of September 30, 2013, the Fund held 14.5% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDD—Community Development District

COP—Certificate of Participation

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

GO—General Obligation

IDA—Industrial Development Authority/Agency

MTA—Metropolitan Transportation Authority

NPFGC—National Public Finance Guarantee Corporation

SSA—Special Services Area

UDC—Urban Development Corporation

See notes to financial statements.

8	Sanford C. Bernstein Fund, Inc.—2013 Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Diversified Municipal Portfolio

September 30, 2013

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–90.1%
Long-Term Municipal Bonds–88.5%
Alabama–2.2%
Alabama Fed Hwy Fin Auth (Alabama Federal Highway Grant) 5.00%, 9/01/24	$18,230	$20,635,266
Alabama Pub Sch & Clg Auth Series 2009A 5.00%, 5/01/17	34,415	39,149,816
Series 2009B 5.00%, 5/01/16–5/01/17	33,390	37,379,738
Birmingham AL Arpt Auth (Birmingham-Shuttlesworth Intl Arpt) AGM 6.00%, 7/01/21–7/01/22	10,070	12,038,343
Birmingham AL Wtrwks Brd Series 2010A 5.00%, 1/01/21–1/01/22	13,295	15,219,705

		124,422,868

Arizona–1.7%
Arizona Brd of Regents (Univ of Arizona Cop) Series 2012C 5.00%, 6/01/25	2,365	2,587,286
Arizona School Fac Brd COP NPFGC-RE Series 2005A-1 5.00%, 9/01/15	1,765	1,913,048
Arizona Trans Brd Fed Hwy Grant Series 2009A 5.00%, 7/01/15	16,810	18,149,757
Arizona Trnsp Brd Hwy 5.00%, 7/01/15	8,480	9,158,909
Series 2011A 5.00%, 7/01/24–7/01/25	17,160	19,553,395
Phoenix AZ Civic Impt Corp.
AMBAC 5.00%, 7/01/14 (Pre-refunded/ETM)	5,000	5,177,650
Phoenix AZ Civic Impt Corp. (Phoenix AZ Civic Impt Airport) Series 2010A 5.00%, 7/01/20–7/01/21	7,225	8,306,484
Series 2010C 5.00%, 7/01/23–7/01/25	19,665	21,539,177
Phoenix AZ Civic Impt Corp. (Phoenix AZ Wastewater) NPFGC 5.00%, 7/01/14	5,000	5,178,450
Principal Amount (000)		U.S. $ Value

Pima Cnty AZ IDA (Global Water Resources) 5.45%, 12/01/17	$1,795	$1,846,158
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	330	330,152
Salt Verde Fin Corp. Gas (Citigroup, Inc.)
Series 2007

5.25%, 12/01/21	1,430	1,566,894

		95,307,360

California–6.9%
California Dept Wtr Res Pwr Series 2010L 5.00%, 5/01/17–5/01/19	200,935	235,715,154
California Econ Recovery (California Econ Rec Spl Tax)
Series 2009A 5.00%, 7/01/19–7/01/20	22,440	26,573,276
5.25%, 7/01/21	2,735	3,205,283
California GO 5.00%, 8/01/14–5/01/17	33,740	36,195,085
Series 2008 5.00%, 4/01/18	5,000	5,800,350
Series 2009 5.25%, 10/01/20	5,085	5,960,891
Fremont CA USD GO AGM Series 2005B 5.00%, 8/01/15 (Pre-refunded/ETM)	1,000	1,084,830
Fresno CA USD GO NPFGC Series 2002A 6.00%, 2/01/20	3,255	3,816,715
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) 5.00%, 5/15/22–5/15/23	24,415	27,725,172
Sacramento CA Fin Auth (Sacramento CA Lease) Series 1993B 5.40%, 11/01/20	1,000	1,136,030
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2006-32F 5.25%, 5/01/18	3,700	4,313,386
Series 2009E 5.25%, 5/01/22–5/01/23	10,380	11,845,434
Series 2011C 5.00%, 5/01/22	5,795	6,434,189
Vernon CA Elec Sys Series 2009A 5.25%, 8/01/14	12,160	12,600,314

		382,406,109

Colorado–1.8%
Broomfield CO COP 5.00%, 12/01/16–12/01/20	13,735	15,537,558

Schedule of Investments—Diversified Municipal Portfolio	9

Principal Amount (000)		U.S. $ Value

Colorado DOT NPFGC Series 2002B 5.50%, 6/15/14	$6,855	$7,109,458
Colorado Met Wstwtr Reclaim Dist Series 2012A 5.00%, 4/01/23	3,435	4,016,923
Denver CO City & Cnty Arpt (Denver Intl Airport) Series 2008A1 5.25%, 11/15/13	11,305	11,373,282
Series 2010A

5.00%, 11/15/21–11/15/23	19,630	22,372,612
Series 2011A 5.50%, 11/15/19	2,140	2,479,618
Series 2011B 4.00%, 11/15/14	6,640	6,898,429
Series 2012A 5.00%, 11/15/22–11/15/24	6,605	7,145,303
Mun Subdist No CO Wtr Conserv Dist AMBAC Series 2007J 5.00%, 12/01/13	7,295	7,347,305
PV Wtr & San Met Dist CO Zero Coupon, 12/15/17(a)(b)	13,168	4,608,800
Regional Trnsp Dist CO (Denver Transit Partners)
5.00%, 1/15/21	2,800	2,932,552
5.25%, 1/15/24–7/15/24	7,745	7,930,647
Todd Creek Farms Met Dist #1 CO 4.75%, 12/01/09(a)(b)	1,852	926,073

		100,678,560

Connecticut–0.2%
Connecticut Spl Tax Obl (Connecticut Trnsp Prog Spl Tax) 5.00%, 1/01/22–1/01/24	8,575	10,021,095

District of Columbia–0.8%
District of Columbia GO AGM Series 2007C 5.00%, 6/01/14 (Pre-refunded/ETM)	5,790	5,972,732
District of Columbia Income Tax Secured Series 2012C 5.00%, 12/01/26	5,545	6,289,472
District of Columbia Wtr & Swr Auth AGM 6.00%, 10/01/16	1,635	1,879,760
Metro Washington Arpt Auth VA Series 2008A 5.50%, 10/01/14–10/01/18	11,050	12,391,868
Series 2010B 5.00%, 10/01/13	3,325	3,325,000
Series 2010F-1 5.00%, 10/01/20	11,905	13,887,064
NPFGC Series 2005A 5.25%, 10/01/15	1,715	1,873,586

		45,619,482

Principal Amount (000)		U.S. $ Value

Florida–6.1%
Broward Cnty FL Arpt Sys (Fort Lauderdale Hollywood Intl Arpt FL) Series 2012Q 5.00%, 10/01/23	$5,000	$5,656,850
Broward Cnty FL Sch Brd COP Series 2013A 5.00%, 7/01/21–7/01/22	15,275	17,539,750
NPFGC-RE Series 2007A 5.00%, 7/01/14	2,800	2,896,712
Citizens Ppty Ins Corp. FL Series 2011A 5.00%, 6/01/20	6,530	7,384,516
Series 2012A 5.00%, 6/01/22	27,040	30,261,005
Series 2012A-1 5.00%, 6/01/19–6/01/21	23,835	26,942,627
NPFGC Series 2007A 5.00%, 3/01/15–3/01/16	88,440	96,137,809
Collier Cnty FL Sch Brd COP AGM 5.00%, 2/15/16	5,000	5,411,400
Dupree Lakes CDD FL 6.83%, 11/01/15	85	84,436
Durbin Crossing CDD FL Series 20061 5.25%, 11/01/15(a)(b)	985	738,750
Florida Brd of Ed GO 9.125%, 6/01/14 (Pre-refunded/ETM)	130	137,597
Florida Brd of Ed GO (Florida GO) Series 2005A 5.00%, 1/01/16	5,000	5,338,850
Series 2013A 5.00%, 6/01/15	11,765	12,674,317
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) Series 2011B 5.00%, 7/01/20	7,645	8,922,250
Series 2012A 5.00%, 7/01/22	10,225	11,812,738
AMBAC Series 2007A 5.00%, 7/01/14–7/01/15	11,020	11,600,244
NPFGC Series 2007B 5.00%, 7/01/15	6,095	6,554,075
Florida GO 5.00%, 7/01/18–7/01/19	10,935	12,769,842
Series 2009B 5.00%, 7/01/17	3,245	3,718,251
Heritage Plantation CDD FL Series 2006B 5.10%, 11/01/13(a)(b)	3,545	1,063,500
Jacksonville FL Elec Auth Series 2009B 5.00%, 4/01/14 (Pre-refunded/ETM)	1,810	1,852,463
5.00%, 10/01/15	3,970	4,057,697
Series 2009G 5.00%, 10/01/19	2,695	3,144,607

10	Sanford C. Bernstein Fund, Inc.—2013 Annual Report

Principal Amount (000)		U.S. $ Value

Lake Ashton II CDD FL Series 2005B 4.875%, 11/01/10(a)(b)	$885	$415,950
Series 2006B 5.00%, 11/01/11(a)(b)	6,810	2,247,300
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) Series 2011A 5.50%, 10/01/23–10/01/24	13,095	14,706,362
5.625%, 10/01/25	2,550	2,823,564

Live Oak CDD FL Series 2010 7.36%, 11/01/20	525	560,044
Martin Cnty FL IDA (Indiantown Cogen LP Proj) 4.20%, 12/15/25	11,765	9,941,425
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	6,990	7,244,925
Miami-Dade Cnty FL SD GO NPFGC Series 1997 5.00%, 2/15/15	2,455	2,606,302
Midtown Miami CDD FL Series 2004A 6.00%, 5/01/24	3,330	3,336,527
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35(b)	235	241,754
Series 2010A-2 6.125%, 5/01/35(b)	525	523,409
Series 2010B 5.125%, 5/01/17(b)	1,095	1,088,780
Series 4B 5.125%, 5/01/09(b)(c)(d)	510	0
Parkway Center CDD FL Series 2004B 5.625%, 5/01/14	2,805	2,722,393
Reedy Creek FL ID GO Series 2013A 5.00%, 6/01/21	1,820	2,118,844
Sarasota County FL Sch Brd COP Series 2010B 5.00%, 7/01/18	2,350	2,713,592
Sunrise FL Util Sys AMBAC 5.50%, 10/01/13 (Pre-refunded/ETM)	2,445	2,445,000
Tampa Bay Reg Wtr Supply Auth FL Series 2011A 5.00%, 10/01/23	2,050	2,361,539
Tampa FL Wtr & Swr Sys 5.00%, 10/01/26	3,895	4,365,672
Villages of Westport CDD FL Series 2005A 5.125%, 5/01/15(a)(b)	865	432,500

		339,596,168

Principal Amount (000)		U.S. $ Value

Georgia–2.9%
Athens-Clarke Cnty GA 4.00%, 12/01/16	$1,410	$1,552,410
Atlanta GA Arpt (Hartsfield Jackson Atlanta Intl Arpt) Series 2010C 5.00%, 1/01/18–1/01/19	9,260	10,589,260
5.25%, 1/01/20	6,500	7,613,320
5.50%, 1/01/21	7,500	8,878,500
5.75%, 1/01/22–1/01/23	20,000	23,500,110
5.875%, 1/01/24	2,925	3,458,315

Atlanta GA Arpt PFC (Hartsfield Jackson Atlanta Intl Arpt) Series 2010B 5.00%, 1/01/20–1/01/22	22,650	25,529,805
Gainesville GA Redev Auth (Gainesville GA GO) AGC Series 2009B 5.00%, 11/15/13	1,550	1,557,301
Georgia Mun Elec Auth Series 2010B 5.00%, 1/01/16–1/01/20	43,950	50,331,613
AGM Series 2002A 5.25%, 1/01/14	4,230	4,280,887
NPFGC Series 1998A 5.25%, 1/01/14	3,625	3,668,174
Main Street Nat Gas, Inc. (JPMorgan Chase) Series 2007A 5.00%, 3/15/16–3/15/18	16,860	18,140,056

		159,099,751

Guam–0.0%
Guam GO Series 2009A 5.75%, 11/15/14	1,735	1,762,187

Hawaii–0.5%
Honolulu HI Wstwtr Sys Series 2009A 5.00%, 7/01/21–7/01/22	6,900	7,866,416
Series 2010A 5.00%, 7/01/24	16,500	18,489,900

		26,356,316

Illinois–3.7%
Bolingbrook IL Sales Tax 5.75%, 1/01/15	1,550	1,492,836
Chicago IL GO Series 2004A 5.00%, 1/01/14 (Pre-refunded/ETM)	5,555	5,620,105
AGM Series 2004A 5.00%, 1/01/23	2,605	2,611,565
Chicago IL Recovery Zone (BP PLC) 6.125%, 12/01/18	6,060	6,457,536
Chicago IL Sales Tax AGM 5.00%, 1/01/16	5,000	5,387,550

Schedule of Investments—Diversified Municipal Portfolio	11

Principal Amount (000)		U.S. $ Value

Chicago IL Wstwtr Trnsmn NPFGC Series 2004B 5.25%, 1/01/15	$4,225	$4,466,543
Cortland IL Spl Tax (Sheaffer Sys Proj Assmt) 5.50%, 3/01/17(a)(b)	5,078	1,523,400
Du Page Cnty IL GO 5.60%, 1/01/21	8,655	9,796,897
Illinois Civic Ctr Spl Tax AMBAC
6.25%, 12/15/20	2,865	3,155,310
Illinois Dev Fin Auth (Adventist Health Sys/Sunbelt) NPFGC Series 1997B Zero Coupon, 1/01/19(e)	5,730	6,052,885
Illinois Finance Auth (Northwestern Univ) Series 2011B 1.75%, 12/01/34	2,365	2,380,656
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	1,270	1,272,172
Illinois GO 5.00%, 7/01/19–7/01/20	12,055	13,285,451
Series 2006A 5.00%, 6/01/15	4,875	5,185,343
Series 2010 5.00%, 1/01/17–1/01/19	43,205	47,370,016
AGM
5.00%, 9/01/14 (Pre-refunded/ETM)	5,550	5,791,314
AGM Series 2003A 5.25%, 10/01/13	7,785	7,785,000
AMBAC 5.00%, 4/01/14–11/01/14	7,230	7,437,255
AMBAC Series 2004B 5.00%, 3/01/14	8,080	8,223,662
NPFGC Series 2004B 5.00%, 3/01/14 (Pre-refunded/ETM)	5,000	5,098,550
Matteson IL GO 8.00%, 12/01/29(f)	19,775	15,501,029
Metro Pier & Expo Auth IL Spl Tax Series 2012B 5.00%, 12/15/20–12/15/26	17,100	19,519,143
Regional Trnsp Auth IL Sales Tax NPFGC Series 2006A 5.00%, 7/01/16	5,285	5,827,030
NPFGC-RE Series 1994C 7.75%, 6/01/20	1,005	1,184,473
NPFGC-RE Series 2001B 5.50%, 6/01/17	1,025	1,166,573
Will & Kendall Cnty CSD #202 IL GO NPFGC-RE Series 2007A 5.00%, 1/01/14–1/01/16	8,780	9,331,648

		202,923,942

Principal Amount (000)		U.S. $ Value

Indiana–0.1%
Jasper Cnty IN PCR (No. Indiana Pub Serv Co.) NPFGC 5.60%, 11/01/16	$6,500	$7,022,990

Kansas–0.1%
Wyandotte Cnty/ Kansas City KS Uni Govt (Wyandotte Cnty/ Kansas City KS Util Sys) AMBAC Series 2004 5.65%, 9/01/14	2,765	2,897,665

Kentucky–0.2%
Kentucky Asset Liability Comm (Kentucky Fed Hwy Grant) NPFGC Series 2007 5.00%, 9/01/16	5,000	5,567,800
Kentucky Prop & Bldg Comm (Kentucky Lease Prop & Bldg) NPFGC-RE 5.00%, 3/01/14	2,745	2,797,951

		8,365,751

Louisiana–1.6%
Coves of The Highland CDD LA 5.60%, 11/01/13(a)(b)(d)	4,025	0
Lafayette LA Util 5.00%, 11/01/21–11/01/22	7,720	8,964,578
Lakeshore Vlgs Master CDD LA 5.25%, 7/01/17(a)(b)	9,814	3,827,460
Louisiana Agric Fin Auth (Louisiana Agric Fin Auth Lease) 5.25%, 9/15/17	21,895	22,829,260
Louisiana Citizens Ppty Ins Corp. AMBAC Series 2006B 5.25%, 6/01/14	1,770	1,817,861
Louisiana GO AGM Series 2006C 5.00%, 5/01/14	6,585	6,767,800
Louisiana Loc Govt Envrn Fac & CDA (Lctcs Fac Corp. Proj) 5.00%, 10/01/21–10/01/25	16,135	18,246,958
Louisiana St Office Facs Corp. (Louisiana Lease St Off Bldg) 5.00%, 3/01/16–3/01/17	7,785	8,650,018
Series 2009 5.00%, 3/01/18	1,575	1,792,807
Morehouse Parish LA PCR (International Paper Co.) Series 2001A 5.25%, 11/15/13	7,340	7,377,507
New Orleans LA GO NPFGC 5.25%, 12/01/20	5,845	6,213,936
Orange Grove CDD LA 5.30%, 11/01/21(a)(b)	1,695	537,315
Terrebonne Parish LA Wtrwks AMBAC Series 2003A 5.25%, 11/01/23	2,000	2,023,240

		89,048,740

12	Sanford C. Bernstein Fund, Inc.—2013 Annual Report

Principal Amount (000)		U.S. $ Value

Maryland–0.1%
Anne Arundel Cnty MD GO 5.00%, 4/01/20	$4,415	$5,226,742

Massachusetts–2.5%
Massachusetts GO Series 2013B 5.00%, 8/01/17–8/01/20	69,345	80,628,754
AGM Series 2006C 2.841%, 11/01/19(e)	1,815	1,876,365
Massachusetts Hlth & Ed Facs Auth (Caregroup, Inc.) Series 2008E-2 5.00%, 7/01/14	10,965	11,300,968
Series E2 5.00%, 7/01/15–7/01/17	8,515	9,280,165
Massachusetts Hlth & Ed Facs Auth (Harvard Univ) Series 1991N 6.25%, 4/01/20	2,820	3,572,066
Massachusetts Sch Bldg Auth (Massachusetts Sch Sales Tax) Series 2012A 5.00%, 8/15/22–8/15/23	10,610	12,629,498
Massachusetts Wtr Poll Abatmnt Series 1993B 5.25%, 8/01/14	20	20,302
Univ of Massachusetts Bldg Auth (Univ of Massachusetts Lease) AMBAC Series 20052 5.00%, 11/01/18	18,795	20,320,778

		139,628,896

Michigan–3.6%
Detroit MI Swr Disp Series 2012A 5.00%, 7/01/19–7/01/20	20,980	20,865,271
Michigan Bldg Auth NPFGC Series 2004 5.375%, 10/01/13 (Pre-refunded/ETM)	1,900	1,900,000
Michigan Bldg Auth (Michigan Lease Fac Prog) Series 2009I 5.00%, 10/15/13–10/15/15	19,995	20,874,324
Michigan Finance Auth (Michigan Unemployment) Series 2012A 5.00%, 7/01/16	93,985	104,759,440
Series 2012B 5.00%, 7/01/22	10,105	10,958,367
Michigan Pub Pwr Agy (Belle River Proj) NPFGC Series 2002A 5.25%, 1/01/14	3,380	3,421,844
Michigan Trunk Line Spl Tax 5.00%, 11/01/19–11/01/20 5.25%, 11/01/13	10,000 5,000	11,538,750 5,020,800

Series 2009 5.00%, 11/01/23	$1,510	$1,671,313
Wayne Cnty MI Arpt Auth (Detroit Metro Wayne Cnty Arpt) Series 2010C 5.00%, 12/01/17	5,000	5,636,450
Wayne State Univ MI Series 2009A
5.00%, 11/15/21–11/15/23	14,100	15,360,544

		202,007,103

Minnesota–0.2%
Minneapolis-St Paul MN Metro Arpt Commn (Minneapolis-St Paul MN Intl Arpt)
Series 2009B 5.00%, 1/01/14	2,210	2,235,636
Southern MN Muni Pwr Agy AMBAC Series 2002A 5.25%, 1/01/16	6,820	7,503,296

		9,738,932

Missouri–0.2%
Jackson Cnty MO Pub Bldg Corp. 5.00%, 12/01/14 (Pre-refunded/ETM)	1,955	2,063,307
Springfield MO Pub Util 5.00%, 12/01/18–12/01/19	7,290	8,367,315

		10,430,622

Nevada–3.1%
Clark Cnty NV Arpt PFC (McCarran Airport) Series 2008A 5.00%, 7/01/14 5.25%, 7/01/17	2,055 16,695	2,124,870 19,018,276
Clark Cnty NV Arpt (McCarran Airport) AGM Series 2009C 5.00%, 7/01/24	9,175	10,161,771
Clark Cnty NV GO 5.00%, 11/01/15 (Pre-refunded/ETM)	1,085	1,188,878
AMBAC 5.00%, 11/01/16	16,010	17,966,902
AMBAC Series 1992A 6.50%, 6/01/17	1,760	2,075,058
Clark Cnty NV Motor Vehicle Fuel Tax 5.00%, 7/01/19	8,250	9,504,330
AMBAC 5.00%, 7/01/14–7/01/16	26,560	28,119,295
Clark Cnty NV SD GO Series 2008A 5.00%, 6/15/21	5,000	5,543,850
Series 2013B 5.00%, 6/15/17	6,780	7,680,587
AGM Series 2005C 5.00%, 12/15/15 (Pre-refunded/ETM)	22,380	24,632,547

Schedule of Investments—Diversified Municipal Portfolio	13

Principal Amount (000)		U.S. $ Value

NPFGC-RE Series 2005A 5.00%, 6/15/17	$27,880	$30,073,320
5.25%, 6/15/14	5,505	5,692,996
Nevada GO Series 2008C 5.00%, 6/01/15	4,555	4,893,619
Series 2009B 5.00%, 5/01/14	1,790	1,839,153

		170,515,452

New Hampshire–0.1%
Manchester NH Arpt (Manchester-Boston Regional Arpt) Series 2012A 5.00%, 1/01/22	6,510	7,140,233

New Jersey–2.8%
Garden St Presv Trust NJ AGM Series 2005A 5.80%, 11/01/15 (Pre-refunded/ETM)	2,325	2,583,493
New Jersey COP (New Jersey COP Equip Purchase) Series 2008A 5.00%, 6/15/14	5,000	5,167,050
New Jersey EDA (New Jersey Lease Sch Fac) Series 2008W 5.00%, 3/01/15	2,325	2,473,289
New Jersey EDA (New Jersey Lease Trnsp Proj) Series 2008A 5.00%, 5/01/15–5/01/16	55,310	60,189,976
New Jersey EDA (Rutgers NJ St Univ) 5.00%, 6/15/25–6/15/26	4,500	5,106,475
New Jersey Trnsp Trust Fd Auth Series 2005B 5.25%, 12/15/13 (Pre-refunded/ETM)	255	257,578
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Fed Hwy Grant) NPFGC-RE Series 2006A 5.00%, 6/15/14	6,220	6,428,246
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) AMBAC Series 2003A 5.50%, 12/15/13	7,415	7,494,489
NPFGC Series 2004B 5.25%, 12/15/14	14,605	15,472,099
NPFGC Series 2005A 5.25%, 12/15/13	18,935	19,128,516
NPFGC Series 2005B 5.25%, 12/15/13	6,125	6,187,597
NPFGC-RE Series 2004B 5.25%, 12/15/13	5,000	5,051,100
New Jersey Turnpike Auth (New Jersey Turnpike) AGM Series 2005D-3 5.25%, 1/01/26	14,770	16,834,846

		152,374,754

Principal Amount (000)		U.S. $ Value

New Mexico–0.1%
New Mexico Severance Tax Series 2010A 5.00%, 7/01/16	$5,160	$5,762,017

New York–16.8%
New York NY GO Series 2005J 5.00%, 3/01/15 (Pre-refunded/ETM)	1,490	1,588,534
Series 2007D 5.00%, 2/01/15 (Pre-refunded/ETM)	6,025	6,404,093
Metropolitan Trnsp Auth NY Series 2012D 5.00%, 11/15/16–11/15/28	25,550	28,317,507
Series 2012E 5.00%, 11/15/24	6,055	6,778,512
Series 2012F 5.00%, 11/15/22–11/15/26	55,610	61,755,412
Series 2012H 5.00%, 11/15/26	6,065	6,626,012
AGC Series 2003B 5.25%, 11/15/20	8,415	9,849,084
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) Series 2012A 5.00%, 11/15/27	4,505	4,961,852
New York NY GO Series 2002C 5.50%, 8/01/14	125	125,515
Series 2005J 5.00%, 3/01/17	865	917,635
Series 2007C 5.00%, 1/01/15–1/01/16	15,370	16,680,538
Series 2007D 5.00%, 2/01/15	2,775	2,948,854
Series 2007E 5.00%, 8/01/14–8/01/16	36,490	38,317,225
Series 2008B 5.00%, 9/01/15	10,000	10,878,900
Series 2008C 5.25%, 8/01/16	17,165	19,327,275
Series 2009C 5.00%, 8/01/17–8/01/22	18,190	20,789,540
Series 2010B 5.00%, 8/01/16–8/01/19	23,020	26,513,237
Series 2012A 5.00%, 10/01/16	10,090	11,351,048
Series 2012B 5.00%, 8/01/16	18,615	20,829,813
Series 2013B 5.00%, 8/01/19	34,575	40,377,376
Series 2013I 5.00%, 8/01/19	7,260	8,478,373
Series 2013J 5.00%, 8/01/16–8/01/20	19,535	22,678,232
New York NY Trnsl Fin Auth Series 2011A 5.00%, 11/01/22–11/01/25	34,430	39,694,519

14	Sanford C. Bernstein Fund, Inc.—2013 Annual Report

Principal Amount (000)		U.S. $ Value

Series 2011C 5.00%, 11/01/19–11/01/25	$23,420	$27,080,234
Series 2012A 5.00%, 8/01/25	12,345	14,123,297
Series 2012B 5.00%, 11/01/23–11/01/26	55,535	63,989,398
Series 2012E 5.00%, 11/01/21–11/01/22	22,135	26,239,713
NPFGC Series 2003E 5.25%, 2/01/21–2/01/22	140	140,504
New York St Dormitory Auth (New York St Lease Cuny) Series 2008B 5.00%, 7/01/15–7/01/16	33,770	36,925,631
New York St Dormitory Auth (New York St Lease Svc Contract) Series 2009 A 5.00%, 7/01/19–7/01/24	25,150	28,124,494
New York St Dormitory Auth (New York St Pers Income Tax) Series 2009G 5.00%, 3/15/19–3/15/21	13,865	16,007,654
Series 2011E 5.00%, 8/15/21	3,880	4,577,818
Series 2012A 5.00%, 12/15/22	20,745	24,645,267
Series 2012B 5.00%, 3/15/21–3/15/22	54,800	64,834,033
Series 2013A 5.00%, 2/15/20	4,635	5,462,255
New York St Dormitory Auth (New York Univ) NPFGC Series 1998A 6.00%, 7/01/18	2,865	3,441,553
New York St Thruway Auth AGM Series 2005A 5.00%, 3/15/15 (Pre-refunded/ETM)	3,650	3,895,244
New York St Thruway Auth (New York St Lease Thruway Svc Contract) 5.00%, 4/01/17	37,425	42,539,500
Series 2009 5.00%, 4/01/18	10,000	11,581,800
New York St Thruway Auth (New York St Pers Income Tax) AGM Series 2005A 5.00%, 3/15/18	4,210	4,478,303
New York St Thruway Auth (New York St Thruway Auth Ded Tax) Series 2012A 5.00%, 4/01/23	17,940	20,831,749
NPFGC-RE Series 2005B 5.00%, 4/01/16	44,040	47,912,878
New York St UDC (New York St Pers Income Tax) Series 2013C 5.00%, 3/15/16–3/15/26	71,205	80,914,436

		933,934,847

Principal Amount (000)		U.S. $ Value

North Carolina–2.3%
North Carolina Eastern Mun Pwr Agy Series 1988A 6.00%, 1/01/22 (Pre-refunded/ETM)	$1,720	$2,201,325
Series 2008A 5.00%, 1/01/14–1/01/15	9,510	9,817,967
Series 2009B 5.00%, 1/01/17	1,020	1,139,503
Series 2012B 5.00%, 1/01/21	13,215	15,136,725
North Carolina Infra Fin Corp. COP AGM Series 2006A 5.00%, 2/01/15	10,000	10,607,100
North Carolina Mun Pwr Agy #1 Series 2008A 5.25%, 1/01/14–1/01/16	63,500	67,344,590
Series 2008C 5.25%, 1/01/14–1/01/17	18,155	19,465,190

		125,712,400

Ohio–3.8%
Cincinnati OH Wtr Series 2007A 5.00%, 12/01/15	5,780	6,334,418
Cleveland OH Arpt Sys AMBAC Series 2006A 5.00%, 1/01/23	3,145	3,398,644
5.25%, 1/01/20	2,315	2,595,485
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series 2004A 7.00%, 8/01/21(b)	3,650	2,303,296
Columbus OH GO Series 20131 5.00%, 7/01/16–7/01/20	9,165	10,568,532
Cuyahoga Cnty OH Econ Dev (Cuyahoga Cnty OH Lease) Series 2010F 5.00%, 12/01/19–12/01/24	93,725	105,365,792
Ohio GO Series 2011A 5.00%, 8/01/20–8/01/21	57,430	68,109,259
Univ of Cincinnati OH Series 2010F 5.00%, 6/01/20–6/01/21	6,795	7,916,172
Univ of Toledo OH 5.00%, 6/01/21	2,610	2,953,241

		209,544,839

Oklahoma–0.1%
Mcgee Creek Auth OK Wtr NPFGC 6.00%, 1/01/23	3,980	4,400,686

Oregon–0.6%
Oregon Dept of Admin Svc COP Series 2009D 5.00%, 11/01/21–11/01/23	18,535	20,582,119
Port of Portland OR (Portland Intl Arpt) Series 2010 20C 5.00%, 7/01/23	1,405	1,554,562

Schedule of Investments—Diversified Municipal Portfolio	15

Principal Amount (000)		U.S. $ Value

Portland OR Swr Sys Series 2013A 5.00%, 8/01/22	$8,685	$10,221,985

		32,358,666

Pennsylvania–4.9%
Allegheny Cnty PA Arpt Auth (Pittsburgh Intl Airport) NPFGC 5.00%, 1/01/18	1,585	1,775,469
Allegheny Cnty PA Hosp Dev Auth (Upmc Health Sys) Series 2008B 5.00%, 6/15/18	8,200	8,476,340
Allegheny Cnty PA Redev Auth (Pittsburgh Mills Spl Tax) 5.10%, 7/01/14	120	120,978
Central Bucks PA SD GO 5.00%, 5/15/16 (Pre-refunded/ETM)	2,045	2,283,917
NPFGC-RE 5.00%, 5/15/16	2,955	3,268,407
Pennsylvania Econ Dev Fin Auth (Pennsylvania Unemployment) Series 2012A 3.00%, 1/01/15	2,900	2,999,760
5.00%, 1/01/16–7/01/19	28,820	33,203,623
Pennsylvania Pub Sch Bldg Auth (Philadelphia PA SD Lease) AGM Series 2006A 5.00%, 6/01/14	5,440	5,592,864
Pennsylvania Turnpike Comm Series 2009B 5.00%, 6/01/15–6/01/20	54,525	61,146,403
Philadelphia PA Arpt (Philadelphia Intl Airport) Series 2010A 5.00%, 6/15/21	6,225	7,003,436
Series 2010D 5.00%, 6/15/19–6/15/21	28,140	31,450,898
5.25%, 6/15/22–6/15/23	20,485	22,261,726
Series 2011A 5.00%, 6/15/16–6/15/19	12,650	14,193,667
Philadelphia PA GO Series 2013A 5.00%, 7/15/19–7/15/21	4,495	5,035,990
Philadelphia PA IDA (Univ of Pennsylvania) Series 2007 0.64%, 4/26/14(g)	7,300	7,280,655
Philadelphia PA Parking Auth (Philadelphia Airport Parking) 5.00%, 9/01/14–9/01/20	38,650	42,503,900
Series 2009 5.125%, 9/01/22	9,080	9,943,508
Southeastern PA Trnsp Auth 5.00%, 3/01/23–3/01/24	12,245	13,682,990

		272,224,531

Principal Amount (000)		U.S. $ Value

Puerto Rico–2.6%
Puerto Rico Elec Pwr Auth Series 2010DDD 5.00%, 7/01/21	$23,895	$19,595,334
Series 2010ZZ 5.00%, 7/01/17	5,835	5,399,709
5.25%, 7/01/18	2,205	1,970,785
Puerto Rico GO Series 2012A 5.00%, 7/01/20	1,070	885,404
Puerto Rico Govt Dev Bank Series 2006B 5.00%, 12/01/13	3,540	3,552,531
Puerto Rico Infra Fin Auth Series 2011C 3.00%, 12/15/26	7,415	7,427,976
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series 2007M 5.75%, 7/01/17	3,085	2,900,640
AMBAC Series 2003H 5.50%, 7/01/16	5,415	5,246,052
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.375%, 8/01/19 (Pre-refunded/ETM)	10,315	12,498,789
5.375%, 8/01/20	39,685	40,426,316
5.50%, 8/01/21–8/01/23	41,040	41,373,029

		141,276,565

Rhode Island–0.4%
Rhode Island Depositors Corp. Series 1993A 6.375%, 8/01/22 (Pre-refunded/ETM)	5,780	7,501,573
AGM Series 1993A 5.50%, 8/01/20 (Pre-refunded/ETM)	1,500	1,801,860
5.75%, 8/01/19 (Pre-refunded/ETM)	4,940	5,807,810
Rhode Island Higher Ed Svgs Tr (Rhode Island Dot Fed Hwy Grant) AGC Series 2009A 5.25%, 6/15/17	7,955	8,987,797

		24,099,040

South Carolina–0.3%
Greenville Cnty SD SC Lease 5.00%, 12/01/13–12/01/15	14,850	15,716,644
Newberry Inv IN Children SC (Newberry Cnty SC SD Lease) 5.25%, 12/01/23–12/01/25	2,315	2,456,553

		18,173,197

Tennessee–0.0%
Tennessee Energy Acq Corp. Gas (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	2,115	2,301,670

16	Sanford C. Bernstein Fund, Inc.—2013 Annual Report

Principal Amount (000)		U.S. $ Value

Texas–8.5%
Austin TX Utils Sys AGM 5.00%, 11/15/13 (Pre-refunded/ETM)	$3,035	$3,052,057
Bell Cnty TX Hlth Fac Dev Corp. 6.50%, 10/31/13 (Pre-refunded/ETM)	1,000	1,191,940
Brownsville TX Indep Sch Dist Series 2013A 5.00%, 2/15/19	4,000	4,676,480
Camino Real Regl Mob Auth TX 5.00%, 2/15/14–2/15/21	60,045	63,444,901
Clear Creek TX ISD GO Series 2004A 5.00%, 2/15/16	1,280	1,413,414
Conroe TX ISD GO Series 2005A 5.00%, 2/15/16	6,260	6,649,372
Dallas Fort Worth TX Intl Arpt Series 2009A 5.00%, 11/01/14–11/01/15	8,915	9,622,680
Series 2012F 5.00%, 11/01/21–11/01/25	17,905	19,010,175
AMBAC Series 2003A 5.50%, 11/01/14	2,000	2,007,940
Dallas TX ISD GO 5.00%, 2/15/22	5,165	6,070,476
Garland TX GO Series 2010 5.00%, 2/15/24	3,800	4,319,878
Harris Cnty TX Fld Ctl Dist GO Series 2004A 5.25%, 10/01/14 (Pre-refunded/ETM)	5,255	5,514,702
5.25%, 10/01/14 (Pre-refunded/ETM)	1,920	2,014,886
5.25%, 10/01/14 (Pre-refunded/ETM)	4,795	5,031,969
Harris Cnty TX GO 5.25%, 10/01/14 (Pre-refunded/ETM)	3,660	3,840,877
5.25%, 10/01/14 (Pre-refunded/ETM)	10,340	10,861,653
Series 2010A 5.00%, 10/01/23–10/01/25	17,725	20,272,340
Houston TX Arpt Sys Series 2009A 5.00%, 7/01/21	2,090	2,340,194
Lower Colorado River Auth TX Series 2010A 5.00%, 5/15/22–5/15/23	16,605	18,466,954
Series 2010B 5.00%, 5/15/22–5/15/23	29,615	32,945,089
AGM Series 1999A 5.875%, 5/15/16	2,325	2,334,486
North Texas Tollway Auth TX (Texas St Hwy Fund Third Tier) Series 2011D 5.00%, 9/01/24	5,000	5,643,150

Principal Amount (000)		U.S. $ Value

5.25%, 9/01/25–9/01/26	$35,940	$40,162,729
Retama TX Dev Corp. 8.75%, 12/15/13 (Pre-refunded/ETM)	2,045	2,078,272
8.75%, 12/15/14 (Pre-refunded/ETM)	3,860	4,232,065
8.75%, 12/15/15 (Pre-refunded/ETM)	1,200	1,406,160
SA Energy Acq Pub Fac Corp. Gas (Goldman Sachs Group, Inc. (The)) 5.25%, 8/01/15	1,880	1,989,416
San Antonio TX Elec & Gas 5.00%, 2/01/21	5,040	5,686,027
Series 2009D 5.00%, 2/01/20	47,315	54,531,011
San Antonio TX Wtr Series 2011A 5.00%, 5/15/23–5/15/26	21,200	24,142,838
Spring TX ISD GO 5.00%, 8/15/20–8/15/21	8,365	9,892,845
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.25%, 11/15/16	1,160	1,193,130
Texas A & M Univ Series 2009D 5.00%, 5/15/18	2,000	2,325,640
Texas GO 5.00%, 10/01/22–10/01/25	47,335	55,362,785
Texas PFA (Texas Lease Bldg & Procur) AMBAC 5.00%, 2/01/15	5,000	5,192,000
Texas Trnsp Comm (Texas St Hwy Fund First Tier) 5.00%, 4/01/14–4/01/16	14,985	16,167,418
Series 2007 5.00%, 4/01/24	8,380	9,341,521
Univ of Texas Series 2007D 5.00%, 8/15/14	5,850	6,093,009

		470,522,479

Washington–6.3%
Central Puget Sound WA RTA AMBAC Series 2005A 5.00%, 5/01/15 (Pre-refunded/ETM)	1,015	1,090,364
Chelan Cnty WA PUD #1 Series 2011A 5.00%, 7/01/20	3,110	3,527,704
Series 2011B 5.00%, 7/01/21	5,000	5,675,150
5.25%, 7/01/22	3,670	4,201,233
Cowlitz Cnty WA Spl Swr (Cowlitz Cnty WA Special Swr) NPFGC-RE 5.50%, 11/01/19	1,435	1,575,243

Schedule of Investments—Diversified Municipal Portfolio	17

Principal Amount (000)		U.S. $ Value

Energy Northwest WA (Bonneville Power Admin) Series 2006A 5.00%, 7/01/14	$7,380	$7,644,499
Series 2007A 5.00%, 7/01/16	5,450	6,085,852
Series 2007C 5.00%, 7/01/14–7/01/17	18,475	19,422,770
Series 2012A 5.00%, 7/01/18–7/01/21	92,585	108,361,905
AMBAC Series 2005A 5.00%, 7/01/18	5,040	5,403,182
Generic Municipal Bond 5.00%, 1/01/15 (Pre-refunded/ETM)	1,550	1,641,822
5.00%, 1/01/15 (Pre-refunded/ETM)	2,900	3,069,911
Grant Cnty WA PUD #2 Series 2011I 5.00%, 1/01/20–1/01/23	13,725	15,760,982
King Cnty WA Swr Series 2011B 5.00%, 1/01/23	4,415	5,063,299
Port of Seattle WA 5.00%, 6/01/22	1,995	2,249,622
Series 2010C 5.00%, 2/01/17	2,590	2,877,775
Tacoma WA Elec Sys AGM 5.00%, 1/01/15	16,495	17,450,720
Washington Fed Hwy Grant 5.00%, 9/01/19–9/01/21	25,170	29,298,041
Washington St GO 5.00%, 7/01/23	13,715	16,017,200
Series 2007C 5.00%, 7/01/14	27,730	28,723,843
Series 2010R 5.00%, 7/01/20	6,370	7,556,667
Series 2012R 5.00%, 7/01/23–7/01/24	22,715	26,484,512
AGM 5.00%, 7/01/15	5,405	5,837,724
AGM Series 2005D 5.00%, 1/01/14	2,655	2,686,515
AGM Series 2007A 5.00%, 7/01/14	6,260	6,484,358
AMBAC 5.00%, 1/01/14	8,645	8,747,616
AMBAC Series 2007C 5.00%, 1/01/16	7,770	8,543,814

		351,482,323

Wisconsin–0.4%
Wisconsin Trnsp Auth (Wisconsin Trnsp Auth Spl Tax) AGM Series 2005A 5.25%, 7/01/14–7/01/16	12,610	13,898,987

NPFGC-RE Series 2007I 5.00%, 7/01/16–7/01/17	$8,885	$9,961,633

		23,860,620

Total Long-Term Municipal Bonds (cost $4,769,215,935)		4,908,245,598

Short-Term Municipal Notes – 1.6%
Mississippi–1.1%
Jackson Cnty MS PCR (Chevron Corp.) 0.06%, 6/01/23(h)	24,130	24,130,000
Mississippi Business Fin Corp. (Chevron USA, Inc.) Series 2010L 0.06%, 11/01/35(h)	36,220	36,220,000

		60,350,000

Texas–0.5%
Gulf Coast TX IDA (Exxonmobil) 0.05%, 11/01/41(h)	12,960	12,960,000
Lower Neches Valley Auth TX (Exxon Mobil Corp.) 0.05%, 11/01/38(h)	16,850	16,850,000

		29,810,000

Total Short-Term Municipal Notes (cost $90,160,000)		90,160,000

Total Municipal Obligations (cost $4,859,375,935)		4,998,405,598

CORPORATES-INVESTMENT GRADES–6.5%
Financial Institutions–4.1%
Banking–3.5%
Bank of America Corp.
1.50%, 10/09/15	33,318	33,500,183
4.50%, 4/01/15	18,940	19,890,561
7.375%, 5/15/14	6,380	6,640,515
Bear Stearns Cos. LLC (The) 5.70%, 11/15/14	1,571	1,658,304
Capital One Financial Corp. 2.125%, 7/15/14	12,993	13,137,014
Citigroup, Inc.
2.25%, 8/07/15	14,360	14,640,853
2.65%, 3/02/15	8,048	8,228,822
4.587%, 12/15/15	14,497	15,505,788
6.01%, 1/15/15	15,000	15,956,850
Goldman Sachs Group, Inc. (The)
5.15%, 1/15/14	5,430	5,499,862
5.25%, 10/15/13	20,300	20,330,003
6.00%, 5/01/14	1,113	1,147,575
JPMorgan Chase & Co.
1.875%, 3/20/15	1,875	1,904,423
2.05%, 1/24/14	8,878	8,925,151
Morgan Stanley Note 5.375%, 10/15/15	25,375	27,286,575

		194,252,479

18	Sanford C. Bernstein Fund, Inc.—2013 Annual Report

Principal Amount (000)		U.S. $ Value

Finance–0.6%
General Electric Capital Corp.
2.15%, 1/09/15	$27,608	$28,180,756
5.90%, 5/13/14	1,692	1,750,213

		29,930,969

		224,183,448

Industrial–2.4%
Consumer Cyclical-Automotive–0.5%
Daimler Finance North America LLC 6.50%, 11/15/13	13,842	13,936,223
Ford Motor Credit Co. LLC 7.00%, 4/15/15	12,630	13,704,421

		27,640,644

Technology–0.8%
Hewlett-Packard Co. 6.125%, 3/01/14	23,359	23,865,844
Hewlett-Packard Co.
1.55%, 5/30/14	3,543	3,557,494
International Business Machines Corp.
0.55%, 2/06/15	14,866	14,884,939

		42,308,277

Communications-Telecommunications–0.8%
Verizon Communications, Inc.
2.50%, 9/15/16	21,530	22,190,670
1.95%, 3/28/14	20,918	21,047,503
Cellco Partnership/Verizon Wireless Capital LLC
7.375%, 11/15/13	2,492	2,512,101

		45,750,274

Capital Goods–0.2%
Caterpillar, Inc.
0.95%, 6/26/15	13,617	13,681,381

Consumer Non-Cyclical–0.1%
Actavis, Inc.
1.875%, 10/01/17	2,807	2,789,361

		132,169,937

Utility–0.0%
Electric–0.0%
Exelon Generation Co. LLC
5.35%, 1/15/14	1,280	1,297,090

Total Corporates–Investment Grades (cost $355,124,355)		357,650,475

SHORT-TERM INVESTMENTS–1.5%
Time Deposit–1.5%
State Street Time Deposit
0.01%, 10/01/13 (cost $83,720,724)	$83,721	$83,720,724

Total Investments—98.1% (cost $5,298,221,014)		5,439,776,797

Other assets less liabilities—1.9%		105,132,773

Net Assets—100.0%		$5,544,909,570

(a)	Security is in default and is non-income producing.
(b)	Illiquid security.
(c)	Non-income producing security.
(d)	Fair valued by the Adviser.
(e)	Variable rate coupon, rate shown as of September 30, 2013.
(f)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(g)	Floating Rate Security. Stated interest rate was in effect at September 30, 2013.
(h)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2013, the Fund held 13.5% of net assets in insured bonds (of this amount 9.4% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

CDD—Community Development District

COP—Certificate of Participation

CSD—Central/Community School District

DOT—Department of Transportation

EDA—Economic Development Agency

ETM—Escrowed to Maturity

GO—General Obligation

ID—Improvement District

IDA—Industrial Development Authority/Agency

ISD—Independent School District

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring Financial Guaranty Insurance Company

PCR—Pollution Control Revenue Bond

PFA—Public Finance Authority

PFC—Passenger Facility Charge

PUD—Public Utility District

RTA—Regional Transportation Authority

SD—School District

UDC—Urban Development Corporation

USD—Unified School District

See notes to financial statements.

Schedule of Investments—Diversified Municipal Portfolio	19

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

California Municipal Portfolio

September 30, 2013

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–94.1%
Long-Term Municipal Bonds–91.8%
California–74.1%
Bay Area Infra Fin Auth NPFGC-RE 5.00%, 8/01/17	$4,490	$4,505,221
Bay Area Toll Auth CA 5.00%, 4/01/22–4/01/25	28,820	32,832,269
Series 2006F 5.00%, 4/01/16	3,630	4,033,475
5.00%, 4/01/16 (Pre-refunded/ETM)	5,250	5,841,885
Series 2007F 5.00%, 4/01/16	3,570	3,966,806
Bay Area Wtr Supply & Consv Agy CA Series 2013A 5.00%, 10/01/25	4,710	5,457,948
California Dept Wtr Res Cen Vy Series 2013AM 5.00%, 12/01/14	3,000	3,165,840
NPFGC 5.00%, 12/01/14 (Pre-refunded/ETM)	380	400,961
NPFGC Series 2005AH 5.00%, 12/01/14 (Pre-refunded/ETM)	60	63,346
California Dept Wtr Res Pwr Series 2008H 5.00%, 5/01/17	1,455	1,666,222
Series 2008K 5.00%, 5/01/18	23,145	26,994,708
Series 2010L 5.00%, 5/01/15-5/01/20	14,690	17,096,652
AGM Series 2008H 5.00%, 5/01/17	21,050	24,105,828
California Econ Recovery (California Econ Rec Spl Tax) Series 2004A 5.25%, 7/01/14	2,820	2,925,863
Series 2009A 5.00%, 7/01/18-7/01/20	33,120	38,684,378
NPFGC Series 2004A 5.00%, 7/01/15	4,460	4,621,541
California GO 5.00%, 10/01/20	20,500	24,231,410
California Infra & Eco Dev Bk (Broad Collection) Series 2011A 5.00%, 6/01/21	20,650	24,545,209

California Infra & Eco Dev Bk (Workers Comp Spl Assmt) AMBAC Series 2004A 5.00%, 10/01/15	$1,070	$1,073,863
California Poll Cntl Fin Auth (Poseidon Resources LP) 5.00%, 7/01/27(a)	4,000	3,872,200
California Pub Wks Brd (CA Lease Dept Corr St Prisons) AMBAC Series 1993A 5.00%, 12/01/19	2,630	2,907,439
California Pub Wks Brd (CA Lease State Univ Sys) NPFGC-RE Series 2006A 5.00%, 10/01/14	3,740	3,916,715
California Pub Wks Brd (California Pub Wks Brd Lease) 4.00%, 6/01/16	3,260	3,521,517
California Pub Wks Brd (Univ of California Lease) Series 2009E 5.00%, 4/01/21–4/01/23	12,775	14,494,877
Series 2011G 5.00%, 12/01/23	1,545	1,775,591
NPFGC-RE Series 2007B 5.00%, 6/01/15	3,030	3,262,098
NPFGC-RE Series 2007C 5.00%, 9/01/16	1,575	1,767,386
California Spl Dist Assn Fin Corp. COP AGM Series 1996Z 5.50%, 8/01/17 (Pre-refunded/ETM)	315	344,156
California St RAN Series 2013A 2.00%, 6/23/14	10,510	10,647,471
California State Univ Series 2010A 5.00%, 11/01/24	1,490	1,659,130
Series 2011A 5.25%, 11/01/26	5,500	6,238,210
Series 2012A 5.00%, 11/01/26	10,930	12,249,470
AMBAC Series 2005B 5.00%, 11/01/14	3,575	3,758,433
California Statewide CDA (Kaiser Permanente) Series 2012C 5.00%, 11/01/29	2,630	2,992,835
Series 2012E-1-REMK 5.00%, 4/01/44	1,000	1,137,960
California Statewide CDA (Odd Fellows Home) Series 2012A 5.00%, 4/01/20–4/01/22	2,000	2,261,670
California Statewide CDA (The Terraces at San Joaquin Gardens) 4.00%, 10/01/18	1,965	1,952,699

20	Sanford C. Bernstein Fund, Inc.—2013 Annual Report

Principal Amount (000)		U.S. $ Value

Chaffey CCD CA GO NPFGC 5.00%, 6/01/15 (Pre-refunded/ETM)	$1,090	$1,175,009
NPFGC 5.00%, 6/01/25	350	368,004
Coati-Rohnert Pk USD CA GO NPFGC-RE 5.00%, 8/01/20	2,020	2,137,907
Contra Costa CA Wtr Dist Series 2013R 5.00%, 10/01/16	1,570	1,769,202
Contra Costa Cnty CA Wtr Dist (Contra Costa CA Wtr Dist) Series 2012Q 5.00%, 10/01/20	5,315	6,252,300
Grossmont-Cuyamaca CCD CA GO AGC 5.25%, 8/01/17	1,150	1,336,852
Industry CA GO 5.00%, 7/01/17	3,655	4,182,234
Inland Valley CA Dev Agy Series 2009A 5.50%, 4/01/14 (Pre-refunded/ETM)	1,320	1,354,082
Loma Linda CA Hosp (Loma Linda Univ Med Ctr) Series 2005A 5.00%, 12/01/13	1,145	1,150,542
Long Beach CA Bond Fin Auth (Long Beach CA Lease Aquarium) 5.00%, 11/01/23	4,025	4,470,447
Long Beach CA Harbor Series 2010A 5.00%, 5/15/22–5/15/25	16,895	19,149,929
Series 2010B 5.00%, 5/15/21	6,500	7,536,685
Long Beach CA USD GO Series 2009A 5.00%, 8/01/15–8/01/18	17,695	20,071,195
Series 2010A 5.00%, 8/01/25	1,000	1,129,860
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) 5.00%, 5/15/23	5,000	5,656,800
Series 2008A 5.50%, 5/15/14–5/15/17	14,870	16,638,765
Series 2009A 5.25%, 5/15/23–5/15/24	15,955	18,101,548
Series 2010A 5.00%, 5/15/23–5/15/25	25,915	28,904,346
Los Angeles CA Dept W&P Pwr Series 2012C 4.00%, 1/01/16	1,000	1,071,240
5.00%, 1/01/16	8,150	8,892,302
Series 2013A 5.00%, 7/01/21	1,505	1,804,691

Los Angeles CA Dept W&P Wtr Series 2012C 5.00%, 7/01/23	$1,540	$1,823,391
Los Angeles CA Harbor Dept Series 2011B 5.00%, 8/01/23	2,500	2,850,175
Los Angeles CA USD GO FGIC Series A-1 5.00%, 7/01/20–7/01/22	13,485	14,292,232
NPFGC Series A-2 5.00%, 7/01/20	11,000	11,677,930
Los Angeles CA Wstwtr Sys Series 2012A 5.00%, 6/01/19	4,065	4,795,643
Series 2012C 5.00%, 6/01/23	2,765	3,257,806
Los Angeles Cnty CA Met Trnsp Auth (Los Angeles Cnty CA MTA Sales Tax)
5.00%, 7/01/21	2,000	2,273,900
Los Angeles Cnty CA Santn Dist
Series 2013A
5.00%, 10/01/15	10,705	11,684,507
Mammoth CA USD GO NPFGC Zero Coupon, 8/01/21-8/01/22	2,100	1,522,327
Met Wtr Dist Southern CA Wtr
5.75%, 8/10/18	7,600	8,722,444
Series 1993A
5.75%, 7/01/21 (Pre-refunded/ETM)	1,615	1,865,454
5.75%, 7/01/21	2,045	2,397,681
Northern CA Pwr Agy (Northern CA Power Agy Hydro #1)
Series 2012A
5.00%, 7/01/25–7/01/27	3,980	4,395,510
Orange Cnty CA Santn COP
Series 2009A
5.00%, 2/01/18–2/01/20	11,045	12,883,260
Pittsburg CA Redev Agy
9.60%, 6/01/16 (Pre-refunded/ETM)	1,000	1,226,740
Port of Oakland CA
Series 2012P
5.00%, 5/01/22–5/01/25	16,945	18,304,316
NPFGC Series 2007C
5.00%, 11/01/18	1,900	2,159,654
Riverside CA Elec
Series 2013A
5.00%, 10/01/15	2,350	2,561,571
Sacramento CA Fin Auth (Sacramento CA Lease)
Series 1993B
5.40%, 11/01/20	2,000	2,272,060
Sacramento CA Mun Util Dist
Series 2012Y
5.00%, 8/15/25	4,555	5,119,820

Schedule of Investments—California Municipal Portfolio	21

Principal Amount (000)		U.S. $ Value

Series 2013C
5.00%, 8/15/14–8/15/16	$7,985	$8,722,422
Sacramento CA USD GO Series 2011
5.00%, 7/01/24	4,945	5,336,149
Sacramento Cnty CA Santn Dist Fing Auth (Sacramento Regl Cnty Santn Dist CA) AMBAC
5.50%, 12/01/21	1,175	1,412,585
Sacramento Regl Transit Dist CA
5.00%, 3/01/24	1,000	1,079,870
San Diego CA Pub Fac Fin Auth (San Diego CA Swr)
Series 2009B
5.00%, 5/15/18–5/15/21	35,520	41,111,759
San Diego CA USD GO
Series 2004D
5.50%, 7/01/19	10,140	12,246,179
San Diego Cnty CA COP AMBAC
5.00%, 2/01/15	2,000	2,113,160
San Diego Cnty CA Wtr Auth AGM Series 2008A-COPs
5.00%, 5/01/19–5/01/24	7,655	8,526,711
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport)
5.25%, 5/01/18	4,655	5,350,969
Series 2009C-2
5.00%, 5/01/15–5/01/16	26,210	28,510,326
Series 2011C
5.00%, 5/01/21	3,900	4,467,762
Series 2011S
5.00%, 5/01/25	3,000	3,341,520
AGC Series 2008-34E
5.00%, 5/01/16	1,345	1,482,647
San Francisco City/Cnty CA GO
5.00%, 6/15/15	2,385	2,573,654
San Francisco City/Cnty CA Pub Util Wtr
Series 2009A
5.00%, 11/01/28	2,000	2,176,620
Series 2011A
5.00%, 11/01/25	11,320	12,803,033
Series 2013B
5.00%, 10/01/25	4,000	4,575,680
San Francisco City/Cnty CA Redev CFD #6 (Mission Bay South Public Imp)
5.00%, 8/01/19–8/01/24	3,855	4,044,002
San Ramon Vly USD CA GO AGM
5.25%, 8/01/14 (Pre-refunded/ETM)	1,000	1,041,830
Santa Fe Springs CA CDA (Santa Fe Springs CA Tax Alloc)
NPFGC
5.375%, 9/01/17	560	560,566

Santa Rosa CA HSD GO
4.00%, 8/01/16	$1,740	$1,884,664
5.00%, 8/01/17	4,255	4,828,999
South Placer CA Wstwtr Auth
Series 2011C
5.00%, 11/01/19–11/01/20	5,520	6,424,268
Southern CA Pub Pwr Auth (Los Angeles CA Dept W&P Pwr)
5.00%, 7/01/22	4,000	4,614,280
Series 2010-1
5.00%, 7/01/25	8,235	9,087,240
Univ of California
Series 2009Q
5.25%, 5/15/22	3,510	4,046,574
Series 2010U
5.00%, 5/15/24	4,215	4,771,422
Series 2012G
5.00%, 5/15/25	10,000	11,451,200
AGM Series 2007J
5.00%, 5/15/15 (Pre-refunded/ETM)	395	429,187
5.00%, 5/15/16	5,935	6,422,323

		779,651,244

Arizona–0.0%
Pima Cnty AZ IDA (Horizon Learning Ctr)
4.45%, 6/01/14	110	110,051

Colorado–0.4%
Denver CO City & Cnty Arpt (Denver Intl Airport)
Series 1991D
7.75%, 11/15/13	90	90,813
Series 2011A
5.75%, 11/15/20	1,700	2,003,484
Denver CO Urban Renewal Auth (Stapleton)
Series 2013A
5.00%, 12/01/20	1,625	1,832,967

		3,927,264

Florida–4.0%
Broward Cnty FL Sch Brd COP
Series 2011A
5.00%, 7/01/18	2,000	2,273,140
Citizens Ppty Ins Corp. FL
Series 2009A-1
6.00%, 6/01/16	13,160	14,824,082
Dupree Lakes CDD FL
6.83%, 11/01/15	105	104,304
Florida Hurricane Catastr Fd Fin Corp.
Series 2010A
5.00%, 7/01/15–7/01/16	17,080	18,816,548
Lake Ashton II CDD FL
Series 2005B
4.875%, 11/01/10(b)(c)	320	150,400

22	Sanford C. Bernstein Fund, Inc.—2013 Annual Report

Principal Amount (000)		U.S. $ Value

Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL)
6.75%, 11/15/24	$2,400	$2,487,528
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport)
Series 2009A
5.75%, 10/01/21	1,055	1,233,253
Miami-Dade Cnty FL Expressway
Series 2013A
5.00%, 7/01/21	1,280	1,468,070
New River CDD FL
5.00%, 5/01/18(c)(d)	475	209,000
5.75%, 5/01/38(c)(d)	605	266,200
Series 2006B
5.00%, 5/01/13(c)(e)	405	4
Series 2010A1
5.75%, 5/01/38(c)	240	189,574
Series 2010B1
5.00%, 5/01/15(c)	235	227,708
Sterling Hill CDD FL
Series 2003B
5.50%, 11/01/10(c)(f)	155	93,000

		42,342,811

Guam–0.2%
Guam Wtrworks Auth 5.50%, 7/01/16	1,500	1,556,700

Illinois–1.3%
Bolingbrook IL Sales Tax 6.00%, 1/01/26	4,450	3,604,055
Cook Cnty IL GO Series 2012C 5.00%, 11/15/25	3,955	4,152,671
Illinois GO 5.00%, 8/01/18	5,000	5,526,600

		13,283,326

Louisiana–0.0%
Coves of The Highland CDD LA 5.60%, 11/01/13(b)(c)(g)	3,200	0

New Jersey–2.9%
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) Series 2013A 5.00%, 12/15/19–6/15/20	25,930	30,005,814

North Carolina–0.2%
North Carolina Eastern Mun Pwr Agy Series 2009 SER B 5.00%, 1/01/16	2,375	2,599,200

Ohio–0.1%
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series 2004A 7.00%, 8/01/21(c)	2,210	1,394,598

Puerto Rico–3.8%
Puerto Rico Elec Pwr Auth Series 2007TT 5.00%, 7/01/21	$3,850	$3,157,231
Series 2007V V 5.50%, 7/01/20	3,065	2,558,172
Series 2010DDD 5.00%, 7/01/22	10,190	8,137,734
Puerto Rico GO Series 2007A 5.50%, 7/01/18	2,650	2,374,930
Series 2012A 5.00%, 7/01/20	1,850	1,530,838
NPFGC Series 2001A 5.50%, 7/01/19	5,470	5,198,086
Puerto Rico Govt Dev Bank NPFGC Series 2009 4.75%, 12/01/15	5,535	5,454,411
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series 2007M 5.75%, 7/01/15	2,570	2,529,291
Series 2009P 6.00%, 7/01/20	1,415	1,209,981
Puerto Rico Sales Tax Fin Corp.
Series 2009A 5.00%, 8/01/24	5,880	5,500,681
Series 2011C 5.00%, 8/01/22	2,565	2,669,267

		40,320,622

Texas–4.8%
Dallas Fort Worth TX Intl Arpt Series 2009A 5.00%, 11/01/21	1,180	1,306,012
Grand Parkway Trnsp Corp. TX Series 2013C 2.00%, 10/01/17	37,580	37,787,442
Houston TX Arpt Sys Series 2011A 5.00%, 7/01/19	10,290	11,711,358

		50,804,812

Total Long-Term Municipal Bonds (cost $942,671,152)		965,996,442

Short-Term Municipal Notes–2.3%
California GO 0.06%, 5/01/34(h)	20,000	20,000,000
Los Angeles CA Dept W&P Pwr 0.04%, 7/01/34(h)	3,500	3,500,000
Series 2008A 0.06%, 7/01/35(h)	500	500,000

Total Short-Term Municipal Notes (cost $24,000,000)		24,000,000

Total Municipal Obligations (cost $966,671,152)		989,996,442

Schedule of Investments—California Municipal Portfolio	23

Principal Amount (000)		U.S. $ Value

CORPORATES-INVESTMENT GRADES–3.1%

Financial Institutions–2.1%
Banking–2.1%
American Express Credit Corp. 1.75%, 6/12/15	$5,914	$6,021,783
Capital One Financial Corp. 2.125%, 7/15/14	1,543	1,560,102
2.15%, 3/23/15	2,000	2,032,212
JPMorgan Chase & Co. 1.875%, 3/20/15	6,345	6,444,566
Morgan Stanley 1.75%, 2/25/16	5,788	5,815,910

		21,874,573

Industrial–1.0%
Consumer Cyclical-Automotive–0.5%
Daimler Finance North America LLC 6.50%, 11/15/13	2,445	2,461,643
Ford Motor Credit Co. LLC 7.00%, 4/15/15	2,475	2,685,546

		5,147,189

Technology–0.5%
Hewlett-Packard Co. 6.125%, 3/01/14	5,273	5,387,413

		10,534,602

Total Corporates–Investment Grades (cost $32,053,711)		32,409,175

SHORT-TERM INVESTMENTS–1.6%
Time Deposit–1.6%
State Street Time Deposit 0.01%, 10/01/13 (cost $16,800,263)	16,800	16,800,263

Total Investments—98.8% (cost $1,015,525,126)		1,039,205,880

Other assets less liabilities—1.2%		12,568,364

Net Assets—100.0%		$1,051,774,244

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the market value of this security amounted to $3,872,200 or 0.4% of net assets.
(b)	Security is in default and is non-income producing.
(c)	Illiquid security.
(d)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(e)	Non-income producing security.

(f)	Defaulted.
(g)	Fair valued by the Adviser.
(h)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2013, the Fund held 11.2% of net assets in insured bonds (of this amount 2.9% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CCD—Community College District

CDA—Community Development Authority

CDD—Community Development District

CFD—Community Facilities District

COP—Certificate of Participation

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

GO—General Obligation

HSD—High School District

IDA—Industrial Development Authority/Agency

MTA—Metropolitan Transportation Authority

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring Financial Guaranty Insurance Company

RAN—Revenue Anticipation Note

USD—Unified School District

See notes to financial statements.

24	Sanford C. Bernstein Fund, Inc.—2013 Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

New York Municipal Portfolio

September 30, 2013

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–96.1%
Long-Term Municipal Bonds–96.1%
New York–75.6%
Albany Cnty NY Arpt Auth AGM Series 2010A 5.00%, 12/15/16–12/15/22	$13,090	$14,584,116
Albany Cnty NY GO Series 2012B 5.00%, 11/01/15	1,085	1,185,558
Erie Cnty NY Fiscal Stability Auth (Erie Cnty NY Sales Tax) Series 2011C 5.00%, 12/01/23	5,925	6,740,162
Erie Cnty NY IDA AGM 5.00%, 5/01/14 (Pre-refunded/ETM)	1,120	1,151,226
5.75%, 5/01/14 (Pre-refunded/ETM)	1,520	1,568,959
Erie Cnty NY IDA (Buffalo NY SD) 5.00%, 5/01/22	5,800	6,631,604
AGM Series 2008A 5.00%, 5/01/16	1,280	1,414,797
Long Island Pwr Auth NY Series 2010A-2 5.00%, 5/01/15	6,450	6,851,770
NPFGC Series 2006F 5.00%, 5/01/15–5/01/16	24,690	26,662,336
New York NY GO Series 2005F 5.25%, 9/01/14 (Pre-refunded/ETM)	245	256,280
NPFGC Series 2004I 5.00%, 8/01/14 (Pre-refunded/ETM)	10	10,398
Metropolitan Trnsp Auth NY Series 2006B 5.00%, 11/15/16–11/15/17	6,645	7,457,008
Series 2010D 5.25%, 11/15/24	10,755	11,959,775
Series 2010G 5.00%, 11/15/21	9,305	10,553,080
5.25%, 11/15/22–11/15/26	33,880	37,810,521
Series 2011C 5.00%, 11/15/24	2,890	3,202,496
Series 2011D 5.00%, 11/15/22–11/15/25	11,775	13,194,766
AGM Series 2002B 0.363%, 11/01/22(a)	16,700	16,106,181

AMBAC Series 1997B 5.00%, 10/31/13 (Pre-refunded/ETM)	$535	$536,696
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) Series 2012A 5.00%, 11/15/24	14,130	16,114,841
NPFGC-RE Series 2004A 5.25%, 11/15/15–11/15/16	13,150	14,829,213
Nassau Cnty NY GO Series 2011A 5.00%, 4/01/21–4/01/22	5,915	6,705,156
Series 2012A

5.00%, 4/01/14–4/01/15	11,075	11,554,913
Series 2013A 5.00%, 4/01/18–4/01/20	8,660	9,870,594
Nassau Cnty NY Interim Fin Auth AMBAC Series 2003B 5.00%, 11/15/13 (Pre-refunded/ETM)	3,595	3,615,492
Nassau Cnty NY Interim Fin Auth (Nassau Cnty NY Sales Tax) AMBAC Series 2004H 5.25%, 11/15/13	1,745	1,755,679
New York NY GO 5.00%, 10/01/24	2,860	3,240,008
Series 2002C 5.50%, 8/01/14	180	180,742
Series 2004G 5.25%, 8/01/15	1,510	1,534,311
Series 2005J 5.00%, 3/01/16	4,560	4,844,134
Series 2007A-1 5.00%, 8/01/18	4,570	5,184,665
Series 2007C 5.00%, 1/01/16	4,410	4,841,915
Series 2007E 5.00%, 8/01/16	5,500	6,154,390
Series 2008A-1 5.00%, 8/15/16	4,400	4,930,640
Series 2008B-1 5.25%, 9/01/16	10,000	11,290,200
Series 2011A 5.00%, 8/01/26	14,275	15,791,148
Series 2011E-3 5.00%, 8/01/23	6,855	7,856,378
Series 2012I 5.00%, 8/01/16	12,545	14,037,604
Series 2013B 5.00%, 8/01/20	10,000	11,738,100
Series 2013D 5.00%, 8/01/19	7,165	8,367,430
Series 2013F 5.00%, 3/01/17	2,675	3,028,100
Series 2013I 5.00%, 8/01/20	18,775	22,038,283

Schedule of Investments—New York Municipal Portfolio	25

Principal Amount (000)		U.S. $ Value

NPFGC Series 2004I 5.00%, 8/01/16	$2,340	$2,427,048
New York NY Mun Wtr Fin Auth 5.00%, 6/15/21–6/15/26	15,960	17,986,489
Series 2006BB 5.00%, 6/15/19–6/15/20	18,985	20,968,251
Series 2008AA 5.00%, 6/15/19–6/15/22	14,580	16,849,481
Series 2010FF 5.00%, 6/15/25	24,730	27,918,933
New York NY Tfa Bldg Aid Series 2011S-1A 5.00%, 7/15/25	4,420	4,957,649
New York NY Trnsl Fin Auth 5.00%, 11/01/15–2/01/24	19,955	22,481,031
5.25%, 8/01/14 (Pre-refunded/ETM)	1,300	1,354,379
Series 2004D-1
5.00%, 11/01/15	4,495	4,613,938
Series 2005A-1 5.00%, 11/01/13	10,795	10,837,964
Series 2007B 5.00%, 11/01/15 (Pre-refunded/ETM)	1,145	1,254,119
Series 2011A-1 5.00%, 11/01/23	15,315	17,675,501
Series 2012B 5.00%, 11/01/16–11/01/24	14,330	16,556,212
Series 2012D 5.00%, 11/01/20–11/01/23	34,790	41,147,465
Series 2012E 5.00%, 11/01/15–2/01/26	14,065	16,003,221
Series 20131 5.00%, 11/01/18	5,765	6,732,540
Series 2013H 3.00%, 11/01/14	2,260	2,327,348
NPFGC 5.25%, 2/01/20	115	115,417
NPFGC Series 2003E 5.25%, 2/01/21	35	35,127
NPFGC-RE 5.50%, 11/01/13	540	542,230
New York NY Trst for Cult Res (Lincoln Center Performing Arts) Series 2008C 5.75%, 12/01/16	22,995	26,069,431
New York NY Trst for Cult Res (Whitney Museum of American Art) 5.00%, 7/01/21	4,745	5,431,696
New York St Dormitory Auth NPFGC 5.20%, 10/31/13 (Pre-refunded/ETM)	1,000	1,109,930
New York St Dormitory Auth (Brookdale Hospital Med Ctr) NPFGC 5.20%, 2/15/14	1,140	1,144,070

Principal Amount (000)		U.S. $ Value

New York St Dormitory Auth (Ithaca College) 5.00%, 7/01/17	$12,195	$12,889,993
New York St Dormitory Auth (Montefiore Medical Center) 5.00%, 8/01/14	1,075	1,107,347
New York St Dormitory Auth (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/18	1,360	1,545,082
New York St Dormitory Auth (Mt Sinai School of Medicine) 5.00%, 7/01/19	4,390	5,036,998
New York St Dormitory Auth (New York St Lease Mental Hlth) 5.00%, 2/15/15–2/15/16	26,330	28,498,903
AGM 5.00%, 2/15/16	3,830	4,198,752
New York St Dormitory Auth (New York St Lease Secured Hosp) 4.00%, 2/15/14–8/15/15	7,075	7,279,042

New York St Dormitory Auth (New York St Lease Svc Contract) Series 2009A 5.00%, 7/01/22	6,050	6,931,122
New York St Dormitory Auth (New York St Pers Income Tax) Series 2008A 5.00%, 3/15/20	4,750	5,430,010
Series 2008C 5.00%, 3/15/16–3/15/18	42,440	48,530,427
Series 2009D 5.00%, 6/15/18–6/15/20	9,230	10,727,024
Series 2009G 5.00%, 3/15/17–3/15/18	15,885	18,268,689
Series 2010E 5.00%, 2/15/19	1,305	1,521,317
Series 2012A 5.00%, 12/15/21	5,875	6,967,221
Series 2012B 5.00%, 3/15/22	3,905	4,634,610
Series 2012D 5.00%, 2/15/22–2/15/25	22,135	25,699,312
AMBAC Series 2005D 5.00%, 3/15/15	1,760	1,878,518
New York St Dormitory Auth (New York Univ) NPFGC Series 1998A 6.00%, 7/01/18	1,000	1,201,240
New York St Dormitory Auth (State Univ of New York) Series 2011A 5.00%, 7/01/24	3,125	3,524,000
New York St Dormitory Auth (Wyckoff Heights Medical Ctr) NPFGC 5.20%, 2/15/16	5,820	5,839,963

26	Sanford C. Bernstein Fund, Inc.—2013 Annual Report

Principal Amount (000)		U.S. $ Value

New York St Energy Res & Dev Auth (New York St Elec and Gas Corp.) NPFGC Series 2010C 0.494%, 4/01/34(a)	$17,725	$15,917,777
New York St Envrn Fac Corp. NPFGC-RE Series 2004A 5.00%, 12/15/14 (Pre-refunded/ETM)	1,060	1,121,077
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) 5.00%, 6/15/16–6/15/25	15,355	15,943,704
Series 2009A 5.25%, 6/15/24	7,300	8,439,822
New York St Liberty Dev Corp. (National Sports Museum Proj) 6.125%, 2/15/19(b)(c)	1,980	20
New York St Loc Gov Asst Corp. 5.00%, 4/01/18	6,525	7,566,390
Series 2008A 5.00%, 4/01/19–4/01/20	16,145	18,435,381
New York St Pwr Auth NPFGC Series 2007C 5.00%, 11/15/16	6,245	7,040,426
New York St Thruway Auth AGM Series 2005A
5.00%, 3/15/15 (Pre-refunded/ETM)	895	955,135
NPFGC Series 2005A
5.00%, 4/01/15 (Pre-refunded/ETM)	1,060	1,135,885
New York St Thruway Auth (New York St Pers Income Tax)
Series 2007A
5.00%, 3/15/14–3/15/16	10,950	11,995,954
Series 2010A
5.00%, 3/15/25	5,425	6,170,287
AGM Series 2005A
5.00%, 3/15/18	1,035	1,100,961
AMBAC Series 2004A
5.00%, 3/15/15	10,170	10,864,102
New York St Thruway Auth (New York St Thruway Auth Ded Tax)
Series 2008B
5.00%, 4/01/17	21,620	24,534,592
Series 2012A
5.00%, 4/01/25	18,980	21,323,271
AGM Series 2005B
5.00%, 4/01/14	10,000	10,236,600
AMBAC Series 2004B
5.25%, 4/01/14	3,190	3,270,388
AMBAC Series 2005B
5.50%, 4/01/20	5,700	6,867,018
NPFGC-RE Series 2005B
5.00%, 4/01/16	10,335	11,243,860

Principal Amount (000)		U.S. $ Value

New York St Thruway Auth (New York St Thruway Gen Toll Road)
Series 2012I
5.00%, 1/01/25	$5,155	$5,778,858
AMBAC Series 2005F
5.00%, 1/01/14	7,210	7,294,357
New York St UDC (New York St Lease Svc Contract)
Series 2008B
5.00%, 1/01/19	3,525	4,002,990
New York St UDC (New York St Pers Income Tax)
Series 2007B
5.00%, 3/15/16	2,085	2,309,409
Series 2013C
5.00%, 3/15/20	9,915	11,680,167
AMBAC Series 2005A-1
5.00%, 12/15/20	6,265	6,847,708
Port Authority of NY & NJ
5.00%, 9/15/24	2,000	2,221,520
NPFGC-RE
5.00%, 12/01/19	15,290	16,123,152
XLCA
5.00%, 10/01/17–10/01/19	10,215	11,080,431
Schenectady Cnty NY Cap Res (Ellis Hospital)
1.75%, 2/15/18	2,190	2,146,310
Suffolk Cnty NY EDA (Catholic Hlth Svcs of Long Island)
5.00%, 7/01/16-7/01/17	2,900	3,201,627
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec)
Series 2011B
5.00%, 6/01/14	12,365	12,756,105
Tompkins Cnty NY IDA (Ithaca College)
5.00%, 7/01/16	2,665	2,833,988
Triborough Brdg & Tunl Auth NY
Series 1992Y
5.50%, 1/01/17 (Pre-refunded/ETM)	6,790	7,363,959
Series 2002B
5.25%, 11/15/13	8,380	8,430,867
Series 2008A
5.00%, 5/15/18 (Pre-refunded/ETM)	2,150	2,522,165
5.00%, 11/15/18	6,990	8,160,475
Series 2008C
5.00%, 11/15/15–11/15/16	8,500	9,480,265
Series 2008D
5.00%, 11/15/15–11/15/16	22,595	25,154,435
Series 2011A
5.00%, 1/01/27	7,000	7,730,170
Series 2012B
5.00%, 11/15/19–11/15/23	28,035	32,848,157

Schedule of Investments—New York Municipal Portfolio	27

Principal Amount (000)		U.S. $ Value

NPFGC Series 1998A
5.125%, 10/31/13 (Pre-refunded/ETM)	$8,165	$8,188,025
NPFGC Series 2002B
5.25%, 11/15/15	3,145	3,461,230
Troy Res Corp. (Rensselaer Polytechnic Institute.)
5.00%, 9/01/16–9/01/21	7,490	8,303,021
Series 2010B
5.00%, 9/01/17–9/01/18	9,100	10,285,019
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.)
Series 2007A
5.25%, 9/15/16	975	811,288
Yonkers NY GO
Series 2011A
5.00%, 10/01/14–10/01/17	6,880	7,485,195
NPFGC Series 2005A
5.00%, 8/01/14	5,305	5,496,511

		1,243,790,759

Alabama–0.8%
Alabama Pub Sch & Clg Auth
Series 2009B
5.00%, 5/01/18	11,055	12,744,646

Arizona–0.0%
Pima Cnty AZ IDA (Horizon Learning Ctr)
4.45%, 6/01/14	145	145,067

California–2.5%
California Econ Recovery (California Econ Rec Spl Tax)
Series 2009A
5.00%, 7/01/18–7/01/20	27,975	32,722,817
5.25%, 7/01/21	5,000	5,859,750
Golden St Tobacco Sec CA (California Tobacco Sec/st App)
Series 2013A
5.00%, 6/01/19	1,225	1,387,068
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport)
Series 2009E
5.00%, 5/01/21	1,280	1,454,899

		41,424,534

Colorado–0.1%
Denver CO City & Cnty Arpt (Denver Intl Airport)
Series 1991D
7.75%, 11/15/13	175	176,580
Todd Creek Farms Met Dist #1 CO
5.60%, 12/01/14(c)	2,765	1,382,500

		1,559,080

Principal Amount (000)		U.S. $ Value

District of Columbia–0.4%
Metro Washington Arpt Auth VA
Series 2010B
5.00%, 10/01/19–10/01/21	$5,795	$6,606,066

Florida–5.9%
Citizens Ppty Ins Corp. FL
Series 2009A-1
6.00%, 6/01/16	32,755	36,896,870
Series 2010A-1
5.00%, 6/01/16	7,230	7,955,314
Dupree Lakes CDD FL
6.83%, 11/01/15	145	144,039
Durbin Crossing CDD FL
Series 20061
5.25%, 11/01/15(b)(c)	2,060	1,545,000
Florida Brd of Ed Lottery
Series 2010C
5.00%, 7/01/18	16,355	18,982,921
Florida Hurricane Catastr Fd Fin Corp.
Series 2010A
5.00%, 7/01/15	13,660	14,688,871
Heritage Plantation CDD FL
Series 2006B
5.10%, 11/01/13(b)(c)	955	286,500
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport)
AGM Series 2010A
5.00%, 10/01/16–10/01/17	4,805	5,357,362
Live Oak CDD FL
Series 2010
7.36%, 11/01/20	115	122,676
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL)
6.75%, 11/15/24	3,300	3,420,351
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport)
Series 2009A
5.75%, 10/01/20	1,680	1,984,248
Midtown Miami CDD FL Series 2004A 6.00%, 5/01/24	1,095	1,097,146
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35(c)	80	82,299
Series 2010A-2 6.125%, 5/01/35(c)	195	194,409
Series 2010B 5.125%, 5/01/17(c)	410	407,671
Series 4B 5.125%, 5/01/09(c)(d)(e)	185	0
Parkway Center CDD FL Series 2004B 5.625%, 5/01/14	1,300	1,261,715

28	Sanford C. Bernstein Fund, Inc.—2013 Annual Report

Principal Amount (000)		U.S. $ Value

Polk Cnty FL SD Sales Tax AGM 5.00%, 10/01/16	$2,690	$2,943,963
Sterling Hill CDD FL Series 2003B 5.50%, 11/01/10(c)(f)	160	96,000

		97,467,355

Georgia–0.5%
Main Street Nat Gas, Inc. (JPMorgan Chase) Series 2007A 5.00%, 3/15/17	6,975	7,576,733

Guam–0.1%
Guam COP Series 2010A 6.00%, 12/01/20	1,625	1,676,301

Illinois–1.2%
Bolingbrook IL Sales Tax 5.75%, 1/01/15	775	746,418
Cortland IL Spl Tax (Sheaffer Sys Proj Assmt) 5.50%, 3/01/17(b)(c)	1,307	392,100
Cortland IL SSA #10 5.125%, 3/01/14(b)(c)	2,545	1,145,250
Illinois Finance Auth (Park Place of Elmhurst) 6.25%, 8/15/15	1,020	1,022,101
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	840	841,437
Illinois GO 5.00%, 8/01/15	15,000	16,041,300

		20,188,606

Indiana–0.7%
Indiana Bond Bank Gas (JPMorgan Chase)
Series 2007A
5.25%, 10/15/18–10/15/21	10,745	11,856,435

Louisiana–0.1%
Isabella Lakes CDD LA 6.00%, 8/01/22(b)(c)	1,515	454,500
Juban Parc LA CDD (Juban Parc CDD LA) 5.15%, 10/01/14(b)(c)	1,155	386,879
Whispering Springs CDD LA 5.20%, 10/01/21(b)(c)	1,500	270,000

		1,111,379

Michigan–0.2%
Detroit MI Swr Disp Series 2012A 5.00%, 7/01/22	2,985	2,951,478

Nevada–0.5%
Clark Cnty NV Arpt (McCarran Airport) AGM Series 2009C 5.00%, 7/01/23	7,400	8,253,886

Principal Amount (000)		U.S. $ Value

New Jersey–0.2%
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) Series 2011A 5.00%, 6/15/21	$2,195	$2,524,031

North Carolina–0.1%
North Carolina Eastern Mun Pwr Agy Series 2009B 5.00%, 1/01/15	1,475	1,558,559

Ohio–0.0%
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series 2004A 7.00%, 8/01/21(c)	1,230	776,179

Pennsylvania–1.1%
Philadelphia PA Parking Auth (Philadelphia Airport Parking) 5.00%, 9/01/16–9/01/21	14,925	16,336,167
5.25%, 9/01/23	2,305	2,531,351

		18,867,518

Puerto Rico–4.2%
Puerto Rico Elec Pwr Auth Series 2008WW 5.50%, 7/01/18–7/01/19	11,470	10,143,021
Series 2010AAA 5.25%, 7/01/21	8,575	7,067,001
Series 2010ZZ 5.25%, 7/01/22	7,900	6,430,126
NPFGC Series 2002KK 5.50%, 7/01/16	3,695	3,679,814
Puerto Rico Govt Dev Bank Series 2006B

5.00%, 12/01/13–12/01/14	5,600	5,609,054
NPFGC Series 2009 4.75%, 12/01/15	7,460	7,351,382
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) AMBAC Series 2007N 2.874%, 7/01/28(g)	1,090	623,578
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series 2007M 5.75%, 7/01/15	4,245	4,177,759
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.50%, 8/01/22	23,245	23,265,921

		68,347,656

Tennessee–1.1%
Tennessee Energy Acq Corp. Gas (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	17,375	18,908,518

Schedule of Investments—New York Municipal Portfolio	29

Principal Amount (000)		U.S. $ Value

Texas–0.0%
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.25%, 11/15/16	$10	$10,286

Washington–0.8%
Port of Seattle WA Series 2010C 5.00%, 2/01/21	11,085	12,394,028

Total Municipal Obligations (cost $1,541,828,237)		1,580,739,100

CORPORATES-INVESTMENT GRADES–0.8%

Industrial–0.4%
Consumer Cyclical-Automotive–0.3%
Ford Motor Credit Co. LLC 7.00%, 4/15/15	4,040	4,383,679

Technology–0.1%
Hewlett-Packard Co. 6.125%, 3/01/14	2,173	2,220,149

		6,603,828

Financial Institutions–0.4%
Banking–0.1%
Capital One Financial Corp. 2.15%, 3/23/15	1,500	1,524,159

Finance–0.3%
General Electric Capital Corp. 1.625%, 7/02/15	4,304	4,367,381

		5,891,540

Total Corporates–Investment Grades (cost $12,320,891)		12,495,368

SHORT-TERM INVESTMENTS—0.8%
Time Deposit–0.8%
State Street Time Deposit 0.01%, 10/01/13 (cost $12,568,378)	12,568	12,568,378

Total Investments—97.7% (cost $1,566,717,506)		1,605,802,846

Other assets less liabilities—2.3%		38,567,253

Net Assets—100.0%		$1,644,370,099

(a)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2013 and the aggregate market value of these securities amounted to $32,023,958 or 1.95% of net assets.

(b)	Security is in default and is non-income producing.
(c)	Illiquid security.
(d)	Non-income producing security.
(e)	Fair valued by the Adviser.
(f)	Defaulted.
(g)	Variable rate coupon, rate shown as of September 30, 2013.

As of September 30, 2013, the Fund held 15.6% of net assets in insured bonds (of this amount 7.5% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDD—Community Development District

COP—Certificate of Participation

EDA—Economic Development Agency

ETM—Escrowed to Maturity

GO—General Obligation

IDA—Industrial Development Authority/Agency

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring Financial Guaranty Insurance Company

SD—School District

SSA—Special Services Area

UDC—Urban Development Corporation

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

30	Sanford C. Bernstein Fund, Inc.—2013 Annual Report

SCB–MU–1945–0913

ANNUAL REPORT

AllianceBernstein Blended Style Funds

Tax-Managed International Portfolio

International Portfolio

September 30, 2013

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 25, 2013

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Blended Style Funds Tax-Managed International and International Portfolios (each a “Portfolio,” and collectively, the “Portfolios”) for the annual reporting period ended September 30, 2013.

Investment Objective and Policies

The Portfolios seek to provide long-term capital growth. The Portfolios invest primarily in equity securities of issuers in countries that make up the Morgan Stanley Capital International (“MSCI”) EAFE Index (Europe, Australasia and the Far East) and Canada. AllianceBernstein L.P. (the “Adviser”) diversifies the Portfolios among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Adviser will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolios also invest in less developed or emerging equity markets. The Adviser may diversify the Portfolios across multiple research strategies as well as capitalization ranges. The Adviser relies on both fundamental and quantitative research to manage both risk and return for the Portfolios. The Portfolios may own stocks from the Adviser’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolios are fundamental and “bottom-up”, based largely on specific company and industry findings and taking into account broad economic forecasts. The Tax-Managed International Portfolio seeks to minimize the impact of taxes on shareholders’ returns; the International Portfolio is managed without regard to tax considerations.

The Portfolios may invest in companies of any size. The Portfolios will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolios may use derivatives, such as options, futures, forwards and swaps. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Port

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	1

folios may invest a portion of their uncommitted cash balances in futures contracts to expose that portion of the Portfolios to the equity markets. The Portfolios may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolios’ portfolio from a decline in value, sometimes within certain ranges.

Investment Results

The tables on pages 6 and 9 show the Portfolios’ performance compared to the benchmark, the MSCI EAFE Index (net) for the six- and 12-month periods ended September 30, 2013.

All share classes of the Portfolios underperformed the benchmark for the six- and 12-month periods. For the 12-month period, underperformance was due primarily to stock selection in the technology, consumer discretionary and industrial sectors. Favorable stock selection in the health care and consumer staples sectors and an overweight to the consumer discretionary sector, which performed best, contributed positively to performance. During the six-month period, stock selection in the technology, industrial and telecommunications sectors was the largest detractor from perfor mance. Solid stock selection in the consumer staples, health care and financials sectors contributed positively and provided an offset. An overweight to consumer discretionary stocks, which outperformed, also contributed positively to performance. Country exposures, resulting from the “bottom-up” stock selection process, remained muted compared to the benchmark. An underweight to Japan and an overweight to emerging markets detracted from performance during both periods. Cash detracted modestly from performance for both periods.

Both Portfolios utilized derivatives including futures for investment purposes during the 12-month period, which had an immaterial impact on performance. The Tax-Managed International Portfolio utilized forwards for hedging and investment purposes, which had an immaterial impact for the six-month period and added to performance for the 12-month period; purchased options for hedging purposes during the 12-month period, which added to performance; and written options for hedging purposes during the 12-month period, which detracted from performance. The International Portfolio utilized forwards for hedging and investment purposes, which detracted from performance for the six-month period and added for the 12-month period; purchased options for hedging purposes during the 12-month period, which detracted from performance; and written options for hedging purposes during the 12-month period, which added to performance.

2	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Market Review and Investment Strategy

Global equity markets rose during the 12-month period ended September 30, 2013, while fixed-income capital markets declined. The policy direction of the U.S. Federal Reserve (the “Fed”) continued to be a primary driver of market behavior. In the weeks leading into September, the conventional wisdom was that the Fed was prepared to begin scaling back its massive bond-purchasing program at its mid-month meeting. However, defying market expectations, the Fed surprised investors by announcing that its reflationary policies would remain in place for at least another month and, quite possibly, into next year, bolstering market returns.

During the period, the European Central Bank and the Bank of Japan reaffirmed their commitments to their respective stimulus programs amid data suggesting that the economic health of both regions was gradually improving. Also, encouraging data out of China suggested that economic growth was slowly rebounding in the world’s second-largest economy.

Even as the global economy and the world’s equity markets continue to recover, investor skittishness remains front and center, in the view of the Blend Solutions Team (the “Team”). In this environment, the Team is managing risk across its clients’ strategic allocations by continuing to diversify equity exposure across investment styles and geographies, and by actively managing bonds amidst rising rates.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI EAFE Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net; free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. & Canada. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Portfolios.

A Word About Risk

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk: The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign stocks and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Equity and debt markets around the world have experienced unprecedented volatility, including as a result of the recent European sovereign debt crisis, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. High public debt in the United States and other countries creates ongoing systemic and market risks and policy making uncertainty. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios.

These risks are fully discussed in the Portfolios’ prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	5

Disclosures and Risks

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Blended Style Funds Tax-Managed International Portfolio*
Class A	10.19%	22.10%

Class B**	9.75%	21.13%

Class C	9.85%	21.20%

MSCI EAFE Index (net)	10.47%	23.77%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended September 30, 2013 by 0.01% and 0.02%, respectively.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

1/30/04* TO 9/30/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Tax-Managed International Portfolio Class A shares (from 1/30/04* to 9/30/13) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 1/30/2004.

See Disclosures, Risks and Note about Historical Performance on page 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	22.10%	16.91%
5 Years	0.99%	0.11%
Since Inception*	2.21%	1.75%

Class B Shares
1 Year	21.13%	17.13%
5 Years	0.19%	0.19%
Since Inception*(a)	1.58%	1.58%

Class C Shares
1 Year	21.20%	20.20%
5 Years	0.26%	0.26%
Since Inception*	1.47%	1.47%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)

		SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year		16.91%
5 Years		0.11%
Since Inception*		1.75%

Class B Shares
1 Year		17.13%
5 Years		0.19%
Since Inception*(a)		1.58%

Class C Shares
1 Year		20.20%
5 Years		0.26%
Since Inception*		1.47%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 2.40%, 3.26% and 3.20% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 1/30/2004.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on page 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	7

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
Returns

Class A Shares
1 Year	16.90%
5 Years	0.13%
Since Inception*	1.30%

Class B Shares
1 Year	17.33%
5 Years	0.37%
Since Inception*(a)	1.23%

Class C Shares
1 Year	20.40%
5 Years	0.44%
Since Inception*	1.14%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)

Class A Shares
1 Year	10.05%
5 Years	0.42%
Since Inception*	2.10%

Class B Shares
1 Year	9.88%
5 Years	0.44%
Since Inception*(a)	1.98%

Class C Shares
1 Year	11.62%
5 Years	0.49%
Since Inception*	1.89%

*	Inception date: 1/30/2004.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on page 4-5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Blended Style Funds International Portfolio
Class A	9.67%	21.55%

Class B*	9.04%	20.43%

Class C	9.24%	20.73%

MSCI EAFE Index (net)	10.47%	23.77%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

1/30/04* TO 9/30/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Portfolio Class A shares (from 1/30/04* to 9/30/13) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 1/30/2004.

See Disclosures, Risks and Note about Historical Performance on page 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	9

Historical Performance

INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	21.55%	16.38%
5 Years	0.96%	0.08%
Since Inception*	2.39%	1.93%

Class B Shares
1 Year	20.43%	16.43%
5 Years	0.12%	0.12%
Since Inception*(a)	1.76%	1.76%

Class C Shares
1 Year	20.73%	19.73%
5 Years	0.22%	0.22%
Since Inception*	1.66%	1.66%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)

		SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year		16.38%
5 Years		0.08%
Since Inception*		1.93%

Class B Shares
1 Year		16.43%
5 Years		0.12%
Since Inception*(a)		1.76%

Class C Shares
1 Year		19.73%
5 Years		0.22%
Since Inception*		1.66%
The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 2.09%, 2.94% and 2.83% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	Inception date: 1/30/2004.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on page 4-5.

10	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tax-Managed International Portfolio

	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,101.90	$8.11	1.54%
Hypothetical**	$1,000	$1,017.35	$7.79	1.54%
Class B
Actual	$1,000	$1,097.50	$12.30	2.34%
Hypothetical**	$1,000	$1,013.34	$11.81	2.34%
Class C
Actual	$1,000	$1,098.50	$11.73	2.23%
Hypothetical**	$1,000	$1,013.89	$11.26	2.23%

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	11

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

International Portfolio

	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,096.70	$11.77	2.24%
Hypothetical**	$1,000	$1,013.84	$11.31	2.24%
Class B
Actual	$1,000	$1,090.40	$16.93	3.23%
Hypothetical**	$1,000	$1,008.87	$16.27	3.23%
Class C
Actual	$1,000	$1,092.40	$15.58	2.97%
Hypothetical**	$1,000	$1,010.18	$14.97	2.97%
*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

12	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Expense Example

TAX-MANAGED INTERNATIONAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,837.9

*	All data are as of September 30, 2013. The Portfolio’s sector and country breakdowns are expressed as a percentage of long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	13

Portfolio Summary

INTERNATIONAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,607.3

*	All data are as of September 30, 2013. The Portfolio’s country and sector breakdowns are expressed as a percentage of long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional detail).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

14	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio Summary

TAX-MANAGED INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.5%
Financials – 21.8%
Capital Markets – 3.0%
3i Group PLC	183,020	$1,077,091
Ashmore Group PLC	117,040	738,706
Banca Generali SpA	47,360	1,071,180
Deutsche Bank AG (REG)	560,000	25,704,691
GAM Holding AG(a)	45,170	816,774
Intermediate Capital Group PLC	98,120	708,653
Macquarie Group Ltd.	806,477	36,131,191
UBS AG(a)	2,342,717	48,014,984

		114,263,270

Commercial Banks – 7.1%
Banco do Brasil SA	694,600	8,101,525
Bank Hapoalim BM	1,507,320	7,627,320
Bank of Georgia Holdings PLC	30,710	959,707
Barclays PLC	2,836,340	12,121,591
Hang Seng Bank Ltd.	643,100	10,471,237
HSBC Holdings PLC	3,880,470	41,999,705
KB Financial Group, Inc. (ADR)	220,260	7,713,505
Lloyds Banking Group PLC(a)	16,922,410	20,148,665
Mitsubishi UFJ Financial Group, Inc.	5,258,100	33,727,334
National Australia Bank Ltd.	1,048,591	33,598,093
Resona Holdings, Inc.	1,800,300	9,242,750
Royal Bank of Scotland Group PLC(a)	10,985	63,757
Sberbank of Russia (Sponsored ADR)	1,268,822	15,263,929
Seven Bank Ltd.	1,117,600	3,743,831
Societe Generale SA	625,090	31,141,486
Sumitomo Mitsui Financial Group, Inc.	590,100	28,575,860
Westpac Banking Corp.	282,851	8,645,859

		273,146,154

Consumer Finance – 0.1%
Aeon Thana Sinsap Thailand PCL (NVDR)	189,600	567,504
Compartamos SAB de CV	342,880	638,635
Credito Real SAB de CV(a)	440,970	696,685
International Personal Finance PLC	66,670	658,702

		2,561,526

Diversified Financial Services – 1.9%
Chailease Holding Co., Ltd.	204,600	480,089
Challenger Ltd./Australia	171,490	880,731
IG Group Holdings PLC	1,576,441	14,770,374
ING Groep NV(a)	2,580,720	29,283,376
Intercorp Financial Services, Inc.(b)	16,460	485,570
ORIX Corp.	1,484,800	24,273,401
Warsaw Stock Exchange	62,810	765,603

		70,939,144

Insurance – 4.7%
Admiral Group PLC	1,728,959	34,488,125

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	15

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

AIA Group Ltd.	6,297,400	$29,632,854
Allianz SE	23,530	3,701,937
Anadolu Hayat Emeklilik AS	196,506	443,155
Gjensidige Forsikring ASA	666,980	10,068,419
Insurance Australia Group Ltd.	1,804,410	9,891,499
Intact Financial Corp.	8,850	530,802
Lancashire Holdings Ltd.	1,504,010	18,699,596
Prudential PLC	1,784,810	33,204,965
Suncorp Group Ltd.	626,810	7,665,610
Topdanmark A/S(a)	689,880	17,756,491
Tryg A/S	168,358	15,509,314

		181,592,767

Real Estate Investment Trusts (REITs) – 0.8%
Concentradora Fibra Hotelera Mexicana SA de CV	316,110	525,260
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	325,270	441,100
GLP J-Reit	11,376	12,703,784
Mexico Real Estate Management SA de CV(a)	3,054,200	5,224,305
Stockland	3,418,140	12,355,474

		31,249,923

Real Estate Management & Development – 4.2%
Aeon Mall Co., Ltd.	451,900	13,451,748
Aliansce Shopping Centers SA	61,600	553,102
Countrywide PLC	102,425	870,534
Daito Trust Construction Co., Ltd.	148,200	14,830,845
Daiwa House Industry Co., Ltd.	414,000	7,820,834
Evergrande Real Estate Group Ltd.(a)	26,263,000	10,963,914
Global Logistic Properties Ltd.	23,296,000	53,627,539
Hang Lung Group Ltd.	276,200	1,465,588
Hang Lung Properties Ltd.	7,928,000	27,097,667
Mitsubishi Estate Co., Ltd.	1,023,000	30,317,340
NTT Urban Development Corp.	48,400	638,123
Quintain Estates & Development PLC(a)	401,130	548,734

		162,185,968

Thrifts & Mortgage Finance – 0.0%
Paragon Group of Cos. PLC	187,930	948,895

		836,887,647

Consumer Discretionary – 21.0%
Auto Components – 2.1%
Cie Generale des Etablissements Michelin – Class B	257,259	28,530,486
GKN PLC	2,903,040	16,061,145
Linamar Corp.	27,040	905,927
Nokian Renkaat Oyj	216,036	10,983,773
TS Tech Co., Ltd.	25,500	1,008,510
Valeo SA	286,030	24,414,002

		81,903,843

16	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Automobiles – 4.6%
Honda Motor Co., Ltd.	534,600	$20,433,895
Kia Motors Corp.	325,040	19,732,012
Mazda Motor Corp.(a)	3,235,000	14,542,426
Nissan Motor Co., Ltd.	1,982,700	20,010,855
Toyota Motor Corp.	1,147,000	73,565,732
Volkswagen AG (Preference Shares)	120,810	28,484,715

		176,769,635

Distributors – 0.0%
Inchcape PLC	115,500	1,140,397

Diversified Consumer Services – 0.7%
Estacio Participacoes SA	2,116,500	16,444,583
Kroton Educacional SA	626,900	8,912,882

		25,357,465

Hotels, Restaurants & Leisure – 4.5%
Flight Centre Ltd.	19,880	896,496
Galaxy Entertainment Group Ltd.(a)	2,656,000	18,663,781
Ladbrokes PLC	3,692,010	10,109,711
Melco Crown Entertainment Ltd. (ADR)(a)	663,000	21,103,290
Melco International Development Ltd.	4,821,000	12,956,703
Sands China Ltd.	4,212,400	26,104,112
Sodexo	535,798	49,993,220
Tatts Group Ltd.	3,279,800	9,486,669
Whitbread PLC	260,963	12,518,025
William Hill PLC	1,822,137	11,880,824

		173,712,831

Household Durables – 0.4%
Berkeley Group Holdings PLC	24,050	806,354
Rinnai Corp.	15,000	1,114,709
Sony Corp.	586,900	12,597,719
Techtronic Industries Co.	238,000	620,425

		15,139,207

Leisure Equipment & Products – 0.0%
Giant Manufacturing Co., Ltd.	97,000	661,438

Media – 3.6%
British Sky Broadcasting Group PLC	1,388,730	19,559,482
Cineplex, Inc.	109,860	4,075,288
Havas SA	48,750	381,067
Liberty Global PLC–Series C(a)	238,750	18,008,912
Mediaset Espana Comunicacion SA(a)	86,180	992,649
Metropole Television SA	42,940	921,039
Naspers Ltd.	366,730	33,952,539
Reed Elsevier PLC	1,265,370	17,056,484
SKY Perfect JSAT Holdings, Inc.	1,043,700	5,439,984
Television Broadcasts Ltd.	762,000	4,817,165
Thomson Reuters Corp.	354,570	12,399,021
VGI Global Media PCL	1,258,900	474,905
Wolters Kluwer NV	778,420	20,069,521

		138,148,056

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	17

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Multiline Retail – 0.6%
Dollarama, Inc.	16,010	$1,301,099
Myer Holdings Ltd.	2,061,490	5,023,560
Next PLC	176,950	14,784,851

		21,109,510

Specialty Retail – 1.7%
Aoyama Trading Co., Ltd.	152,800	4,174,467
Howden Joinery Group PLC	265,050	1,251,166
Komeri Co., Ltd.	20,100	493,330
Mr. Price Group Ltd.	54,710	757,319
Nitori Holdings Co., Ltd.	124,500	11,401,137
Sanrio Co., Ltd.	143,200	8,826,634
Shimamura Co., Ltd.	79,900	7,955,255
Sports Direct International PLC(a)	1,134,050	12,965,637
Super Retail Group Ltd.	60,760	735,053
United Arrows Ltd.	25,000	1,053,052
Yamada Denki Co., Ltd.	5,346,500	15,814,032

		65,427,082

Textiles, Apparel & Luxury Goods – 2.8%
Arezzo Industria e Comercio SA	34,600	611,819
Brunello Cucinelli SpA	30,550	992,510
Cie Financiere Richemont SA	375,509	37,624,415
Eclat Textile Co., Ltd.	104,040	913,429
Hugo Boss AG	63,160	8,168,291
Li & Fung Ltd.	20,242,000	29,484,623
LVMH Moet Hennessy Louis Vuitton SA	72,865	14,359,159
Samsonite International SA	4,709,300	13,166,025
Tod’s SpA	2,300	430,960

		105,751,231

		805,120,695

Industrials – 13.7%
Aerospace & Defense – 3.0%
BAE Systems PLC	1,715,120	12,605,821
European Aeronautic Defence and Space Co. NV	651,213	41,496,709
MTU Aero Engines AG	234,640	21,907,618
QinetiQ Group PLC	1,266,680	3,927,077
Safran SA	256,520	15,799,217
Zodiac Aerospace	130,860	20,831,175

		116,567,617

Air Freight & Logistics – 0.0%
Yamato Holdings Co., Ltd.	43,400	980,168

Airlines – 0.8%
Controladora Vuela Cia de Aviacion SAB de CV (ADR)(a)	25,158	364,791
Japan Airlines Co., Ltd.	304,500	18,450,849
Qantas Airways Ltd.(a)	7,895,070	10,883,671

		29,699,311

18	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Building Products – 0.0%
Kingspan Group PLC	70,030	$1,169,405

Commercial Services & Supplies – 0.5%
Aggreko PLC	132,046	3,426,598
Edenred	501,770	16,301,792

		19,728,390

Construction & Engineering – 0.1%
China State Construction International Holdings Ltd.	506,000	810,601
Grana y Montero SA	156,800	622,133
Grana y Montero SA (ADR)(a)	10,591	211,396
Sino Thai Engineering & Construction PCL	682,190	495,068

		2,139,198

Electrical Equipment – 0.6%
Sumitomo Electric Industries Ltd.	1,573,800	22,890,137

Industrial Conglomerates – 0.9%
Hutchison Whampoa Ltd.	1,307,000	15,700,848
Toshiba Corp.	3,872,000	17,449,968

		33,150,816

Machinery – 0.9%
Andritz AG	14,810	871,564
FANUC Corp.	46,400	7,689,736
Hiwin Technologies Corp.	67,980	454,991
IHI Corp.	175,000	740,009
Komatsu Ltd.	883,200	22,052,588
Krones AG	10,710	910,767
KUKA AG	18,610	806,963
Melrose Industries PLC	214,510	1,041,450
Nachi-Fujikoshi Corp.	202,000	1,130,583

		35,698,651

Professional Services – 5.3%
Bureau Veritas SA	1,674,307	52,849,358
Capita PLC	3,712,453	59,838,622
DKSH Holding AG	5,390	459,638
Intertek Group PLC	1,178,690	63,122,188
SGS SA	10,997	26,281,858

		202,551,664

Road & Rail – 1.1%
East Japan Railway Co.	107,700	9,282,090
Localiza Rent a Car SA	34,545	514,364
National Express Group PLC	294,252	1,221,801
Nippon Express Co., Ltd.	4,103,000	20,617,090
Tokyu Corp.	1,215,000	8,683,554

		40,318,899

Trading Companies & Distributors – 0.5%
Ashtead Group PLC	43,020	428,159

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	19

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Barloworld Ltd.	73,670	$699,296
Brenntag AG	5,250	873,997
Mitsubishi Corp.	716,300	14,543,620
MonotaRO Co., Ltd.	29,200	857,859
Rexel SA	35,620	906,244

		18,309,175

Transportation Infrastructure – 0.0%
Malaysia Airports Holdings Bhd	220,400	513,219
OHL Mexico SAB de CV(a)	284,820	749,612

		1,262,831

		524,466,262

Consumer Staples – 11.1%
Beverages – 1.4%
Anheuser-Busch InBev NV	214,490	21,276,919
Asahi Group Holdings Ltd.	275,900	7,263,243
Davide Campari-Milano SpA	99,460	863,522
Diageo PLC	228,610	7,266,921
Heineken Holding NV	162,390	10,267,130
SABMiller PLC	146,130	7,432,525

		54,370,260

Food & Staples Retailing – 3.4%
Axfood AB	41,710	2,036,761
Brasil Pharma SA(a)	79,500	279,791
Clicks Group Ltd.	92,370	504,004
Eurocash SA	61,550	947,647
FamilyMart Co., Ltd.	18,500	801,300
Jean Coutu Group PJC, Inc. (The) – Class A	198,240	3,500,787
Jeronimo Martins SGPS SA	1,100,905	22,592,090
Koninklijke Ahold NV	1,664,700	28,841,271
Lawson, Inc.	77,100	6,044,982
MARR SpA	69,520	946,368
Metro, Inc.	51,720	3,235,105
Olam International Ltd.	24,442,273	29,861,909
Sugi Holdings Co., Ltd.	284,100	12,198,143
Tsuruha Holdings, Inc.	54,400	4,799,677
WM Morrison Supermarkets PLC	3,358,800	15,228,726

		131,818,561

Food Products – 0.3%
Alicorp SAA	206,830	660,965
Del Monte Pacific Ltd.	631,000	397,587
Devro PLC	154,670	811,446
Mayora Indah Tbk PT	183,000	499,847
MHP SA (GDR)(b)	26,280	416,538
Minerva SA/Brazil(a)	96,900	441,587
Standard Foods Corp.	246,100	738,133
Unilever PLC	127,640	4,962,677
Wei Chuan Foods Corp.	385,000	751,206

		9,679,986

20	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Household Products – 1.6%
Henkel AG & Co. KGaA	492,934	$43,670,543
LG Household & Health Care Ltd.	31,780	16,130,148

		59,800,691

Tobacco – 4.4%
British American Tobacco PLC	1,464,750	77,088,749
Imperial Tobacco Group PLC	659,800	24,391,186
Japan Tobacco, Inc.	1,909,800	68,847,796

		170,327,731

		425,997,229

Health Care – 7.2%
Biotechnology – 0.9%
Actelion Ltd.(a)	480,120	34,089,275
Taiwan Liposome Co., Ltd.(a)	67,000	806,710

		34,895,985

Health Care Equipment & Supplies – 0.1%
Ansell Ltd.	33,060	643,974
Draegerwerk AG & Co. KGaA (Preference Shares)	8,390	1,068,428
Ginko International Co., Ltd.	53,000	980,603

		2,693,005

Health Care Providers & Services – 0.4%
Sonic Healthcare Ltd.	501,180	7,570,111
Suzuken Co., Ltd./Aichi Japan	232,100	7,644,685

		15,214,796

Life Sciences Tools & Services – 1.0%
Eurofins Scientific	158,481	39,938,051
Gerresheimer AG	7,970	477,153

		40,415,204

Pharmaceuticals – 4.8%
Astellas Pharma, Inc.	61,600	3,146,526
AstraZeneca PLC	217,090	11,285,439
GlaxoSmithKline PLC	2,123,030	53,378,809
Kalbe Farma Tbk PT	5,416,500	552,030
Novartis AG	609,550	46,885,473
Roche Holding AG	211,220	57,002,657
Sanofi	125,140	12,673,784

		184,924,718

		278,143,708

Materials – 5.5%
Chemicals – 3.1%
Arkema SA	213,820	23,827,193
AZ Electronic Materials SA	91,650	437,582
Chr Hansen Holding A/S	21,190	750,877
Croda International PLC	13,800	592,545

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	21

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

EMS-Chemie Holding AG	40,890	$14,469,530
Essentra PLC	2,461,480	29,843,712
Fuchs Petrolub SE (Preference Shares)	11,130	931,582
Givaudan SA(a)	6,920	10,114,120
Kansai Paint Co., Ltd.	77,000	1,023,269
Koninklijke DSM NV	238,883	18,020,531
Nippon Shokubai Co., Ltd.	1,048,000	12,179,106
Teijin Ltd.	2,930,000	6,772,041

		118,962,088

Construction Materials – 0.3%
Holcim Ltd.(a)	150,879	11,249,191
Taiheiyo Cement Corp.	38,000	166,169

		11,415,360

Metals & Mining – 2.1%
BHP Billiton PLC	1,087,670	31,995,254
Dowa Holdings Co., Ltd.	731,000	7,401,142
MMC Norilsk Nickel OJSC (ADR)	1,315,660	18,984,974
Rio Tinto PLC	431,900	21,082,341

		79,463,711

		209,841,159

Telecommunication Services – 5.1%
Diversified Telecommunication Services – 3.4%
Bezeq The Israeli Telecommunication Corp., Ltd.	4,319,746	7,943,121
Nippon Telegraph & Telephone Corp.	436,500	22,720,101
Swisscom AG	50,320	24,180,033
TDC A/S	1,770,850	14,984,338
Telenor ASA	913,940	20,886,659
Telstra Corp., Ltd.	4,866,920	22,583,460
Vivendi SA	695,490	15,998,541

		129,296,253

Wireless Telecommunication Services – 1.7%
StarHub Ltd.	2,326,000	7,958,580
Vodafone Group PLC	16,297,930	57,202,844

		65,161,424

		194,457,677

Information Technology – 4.4%
Electronic Equipment, Instruments & Components – 0.3%
Anritsu Corp.	62,300	794,422
LG Display Co., Ltd.(a)	175,380	4,222,904
LG Display Co., Ltd. (ADR)(a)	457,850	5,462,151

		10,479,477

22	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Internet Software & Services – 1.2%
Baidu, Inc. (Sponsored ADR)(a)	50,890	$7,897,110
Mail.ru Group Ltd. (GDR)(b)	22,470	858,354
SINA Corp./China(a)	10,660	865,272
Telecity Group PLC	2,289,120	30,751,182
Tencent Holdings Ltd.	146,900	7,725,258

		48,097,176

IT Services – 1.2%
Alten SA	9,430	403,510
Computacenter PLC	62,493	540,344
Fujitsu Ltd.(a)	4,903,000	18,353,062
Itochu Techno-Solutions Corp.	23,500	836,273
Obic Co., Ltd.	391,400	12,659,688
Otsuka Corp.	64,900	8,304,597
SCSK Corp.	162,800	3,923,225

		45,020,699

Semiconductors & Semiconductor Equipment – 1.1%
Hermes Microvision, Inc.	30,000	875,006
Samsung Electronics Co., Ltd. (GDR)(b)	4,200	1,708,958
Samsung Electronics Co., Ltd. (GDR) (London)(b)	25,600	16,332,800
Sumco Corp.	1,341,900	10,948,915
Tokyo Electron Ltd.	205,000	11,028,850

		40,894,529

Software – 0.6%
Dassault Systemes SA	29,840	3,982,838
GameLoft SE(a)	117,720	1,245,394
Oracle Corp. Japan	240,900	8,986,793
SAP AG	121,981	9,021,106
SDL PLC	120,230	607,765

		23,843,896

		168,335,777

Energy – 3.7%
Energy Equipment & Services – 1.4%
Aker Solutions ASA	1,021,510	14,344,121
John Wood Group PLC	64,600	837,914
Saipem SpA	563,700	12,244,457
ShawCor Ltd.	16,850	710,610
Technip SA	223,741	26,267,727

		54,404,829

Oil, Gas & Consumable Fuels – 2.3%
Africa Oil Corp.(a)	66,950	539,104
BG Group PLC	1,197,370	22,857,390
ENI SpA	1,271,030	29,218,646
Gazprom OAO (Sponsored ADR)	1,343,780	11,852,140
Genel Energy PLC(a)	47,650	722,799
Gran Tierra Energy, Inc.(a)	64,390	456,959

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	23

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

KrisEnergy Ltd.(a)	511,000	$521,366
Ophir Energy PLC(a)	74,590	402,066
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	114,219	3,761,867
Statoil ASA	775,380	17,611,358

		87,943,695

		142,348,524

Utilities – 3.0%
Electric Utilities – 2.0%
CLP Holdings Ltd.	1,426,000	11,632,217
EDP–Energias de Portugal SA	4,483,900	16,380,975
Electricite de France SA	1,020,530	32,281,291
Emera, Inc.	20,340	588,252
Power Assets Holdings Ltd.	1,817,500	16,248,893

		77,131,628

Gas Utilities – 0.0%
Enagas SA	29,460	721,981
ENN Energy Holdings Ltd.	110,000	614,836

		1,336,817

Independent Power Producers & Energy Traders – 0.6%
APR Energy PLC	1,420,187	22,336,166

Multi-Utilities – 0.4%
National Grid PLC	1,408,980	16,643,718

		117,448,329

Total Common Stocks (cost $3,076,447,852)		3,703,047,007

WARRANTS – 1.5%
Financials – 0.8%
Commercial Banks – 0.0%
Commercial Bank of Qatar QSC (The), Deutsche Bank AG London, expiring 5/26/17(a)	31,060	581,763

Thrifts & Mortgage Finance – 0.5%
Housing Development Finance Corp., Deutsche Bank AG London, expiring 1/30/17(a)(b)	1,395,910	17,040,572

Consumer Finance – 0.3%
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/22/15(a)(b)	792,280	7,262,197
Muthoot Finance Ltd., Merrill Lynch Intl & Co., expiring 5/22/18(a)	2,081,596	2,976,682

		10,238,879

24	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Financial Services – 0.0%
FBN Holdings PLC, Citigroup Global Markets Holding, Inc., expiring 4/29/14(a)	7,126,540	$712,654

		28,573,868

Information Technology – 0.6%
IT Services – 0.2%
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 12/14/15(a)	237,120	7,301,660

Semiconductors & Semiconductor Equipment – 0.4%
SK Hynix, Inc., Citigroup Global Markets, expiring 1/20/15(a)(b)	591,870	16,680,672

		23,982,332

Consumer Staples – 0.1%
Food & Staples Retailing – 0.1%
Olam International Ltd., expiring 1/29/18(a)	4,762,033	1,095,268

Health Care – 0.0%
Pharmaceuticals – 0.0%
Lupin Ltd., Merrill Lynch Intl & Co., expiring 10/20/14(a)(b)	47,390	647,850

Utilities – 0.0%
Multi-Utilities – 0.0%
Qatar Electricity & Water Co., Credit Suisse International, expiring 8/24/15(a)(b)	14,800	641,402

Industrials – 0.0%
Transportation Infrastructure – 0.0%
Adani Ports and Special Economic Zone, Merrill Lynch Intl & Co., expiring 12/17/14(a)	143,330	315,254

Construction & Engineering – 0.0%
IRB Infrastructure Developers Ltd., Merrill Lynch Intl & Co., expiring 1/25/16(a)	235,030	281,378

		596,632

Consumer Discretionary – 0.0%
Multiline Retail – 0.0%
Hyundai Department Store Co., Ltd., Macquarie Bank Ltd., expiring 2/01/16(a)	3,670	549,710

Total Warrants (cost $57,317,020)		56,087,062

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	25

Tax-Managed International Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CORPORATES–NON-INVESTMENT GRADES – 0.1%
Industrial – 0.1%
Consumer Non-Cyclical – 0.1%
Olam International Ltd. 6.75%, 1/29/18(b) (cost $3,522,661)	$3,686	$3,521,519

	Shares
RIGHTS – 0.0%
Financials – 0.0%
Commercial Banks – 0.0%
Barclays PLC, expiring 10/25/13(a) (cost $0)	709,085	926,960

INVESTMENT COMPANIES – 0.0%
Funds and Investment Trusts – 0.0%
iShares MSCI Japan Small-Cap ETF (cost $719,599)	13,410	740,232

	Principal Amount (000)
SHORT-TERM INVESTMENTS – 0.3%
Repurchase Agreements – 0.3%
State Street Bank & Trust Co. 0.00%, dated 9/30/13 due 10/01/13 in the amount of $13,386,438 (collateralized by $15,065,000 Federal National Mortgage Association, 2.47% to 2.96%, due 8/27/2024 to 2/07/2028, value $13,657,050) (cost $13,386,438)	$13,386	13,386,438

Total Investments – 98.4% (cost $3,151,393,570)		3,777,709,218
Other assets less liabilities – 1.6%		60,180,378

Net Assets – 100.0%		$3,837,889,596

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2013	Unrealized Appreciation/ (Depreciation)
Buy Contracts
BNP Paribas SA:
Australian Dollar settling 10/11/13	93,749	$85,928,459	$87,406,734	$1,478,275
Euro settling 10/11/13	171,284	219,090,392	231,726,776	12,636,384
Citibank, NA:
Euro settling 10/11/13	190,064	252,053,754	257,133,871	5,080,117
Japanese Yen settling 1/17/14	4,428,794	45,147,089	45,090,613	(56,476)
Swedish Krona settling 10/11/13	1,119,453	163,808,806	174,151,259	10,342,453

26	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2013	Unrealized Appreciation/ (Depreciation)
Credit Suisse International: Swiss Franc settling 1/15/14	44,489	$49,221,118	$49,240,540	$19,422
Deutsche Bank AG London: Australian Dollar settling 10/11/13	87,153	80,612,167	81,256,963	644,796
Goldman Sachs Capital Markets LP: Australian Dollar settling 1/17/14	18,115	16,017,645	16,783,538	765,893
Royal Bank of Scotland PLC: Brazilian Real settling 10/02/13	53,360	23,987,413	24,076,163	88,750
Canadian Dollar settling 10/11/13	7,776	7,440,792	7,547,304	106,512
Great British Pound settling 10/11/13	66,844	103,299,158	108,206,160	4,907,002
New Zealand Dollar settling 1/15/14	59,991	49,558,745	49,466,172	(92,573)
Japanese Yen settling 10/11/13	4,868,653	51,051,169	49,533,522	(1,517,647)
Standard Chartered Bank: Brazilian Real settling 10/02/13	113,698	50,830,327	51,300,816	470,489
UBS AG: Euro settling 1/15/14	19,132	25,893,057	25,889,962	(3,095)
Swiss Franc settling 10/11/13	92,974	99,890,841	102,814,982	2,924,141

Sale Contracts
Barclays Bank PLC Wholesale: Hong Kong Dollar settling 10/11/13	352,422	45,405,552	45,439,947	(34,395)
BNP Paribas SA: Japanese Yen settling 10/11/13	3,552,718	36,884,412	36,145,241	739,171
South Korean Won settling 10/11/13	86,926,317	74,794,628	80,818,974	(6,024,346)
Swedish Krona settling 10/11/13	125,406	18,908,586	19,509,182	(600,596)
Swiss Franc settling 10/11/13	30,718	33,367,877	33,969,397	(601,520)
Citibank, NA: Great British Pound settling 10/11/13	91,858	140,985,404	148,698,484	(7,713,080)
Credit Suisse International: Norwegian Krone settling 10/11/13	287,526	48,330,456	47,799,474	530,982
Swedish Krona settling 10/11/13	250,792	39,069,950	39,015,254	54,696
Goldman Sachs Capital Markets LP: Australian Dollar settling 10/11/13	133,451	125,809,596	124,422,832	1,386,764
Great British Pound settling 1/15/14	13,042	21,040,267	21,097,867	(57,600)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	27

Tax-Managed International Portfolio—Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2013	Unrealized Appreciation/ (Depreciation)
Japanese Yen settling 10/11/13	1,315,935	$13,425,853	$13,388,281	$37,572
Japanese Yen settling 1/15/14	3,758,171	38,281,106	38,262,267	18,839
Japanese Yen settling 1/17/14	4,428,794	45,112,369	45,090,614	21,755
HSBC Bank USA: Hong Kong Dollar settling 10/11/13	1,115,060	143,782,236	143,771,576	10,660
Royal Bank of Canada: Canadian Dollar settling 10/11/13	22,155	20,982,995	21,503,412	(520,417)
Royal Bank of Scotland PLC: Brazilian Real settling 10/02/13	53,360	23,928,251	24,076,163	(147,912)
Brazilian Real settling 11/04/13	53,360	23,813,455	23,888,615	(75,160)
Great British Pound settling 1/17/14	8,465	13,135,284	13,693,527	(558,243)
Standard Chartered Bank: Brazilian Real settling 10/02/13	113,698	48,777,466	51,300,817	(2,523,351)
Hong Kong Dollar settling 10/11/13	139,681	18,009,876	18,009,934	(58)
Hong Kong Dollar settling 1/15/14	140,542	18,129,831	18,124,549	5,282
State Street Bank & Trust Co.: Hong Kong Dollar settling 1/17/14	66,265	8,547,213	8,545,679	1,534
UBS AG: Euro settling 10/11/13	143,506	189,585,490	194,146,463	(4,560,973)
Swedish Krona settling 10/11/13	385,285	59,390,656	59,938,084	(547,428)
Swiss Franc settling 10/11/13	62,256	66,879,874	68,845,587	(1,965,713)

				$14,670,906

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the aggregate market value of these securities amounted to $65,596,432 or 1.7% of net assets.

Glossary:

ADR	– American Depositary Receipt
ETF	– Exchange Traded Fund
GDR	– Global Depositary Receipt
MSCI	– Morgan Stanley Capital International
NVDR	– Non Voting Depositary Receipt
OJSC	– Open Joint Stock Company
REG	– Registered Shares

See notes to financial statements.

28	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.3%
Financials – 22.4%
Capital Markets – 3.0%
3i Group PLC	79,820	$469,749
Ashmore Group PLC	51,040	322,143
Banca Generali SpA	20,640	466,832
Deutsche Bank AG (REG)	237,530	10,902,920
GAM Holding AG(a)	19,700	356,220
Intermediate Capital Group PLC	42,750	308,754
Macquarie Group Ltd.	340,650	15,261,551
UBS AG(a)	980,013	20,085,784

		48,173,953

Commercial Banks – 7.2%
Banco do Brasil SA	290,500	3,388,271
Bank Hapoalim BM	643,310	3,255,268
Bank of Georgia Holdings PLC	13,380	418,134
Barclays PLC	1,255,990	5,367,691
Hang Seng Bank Ltd.	382,000	6,219,892
HSBC Holdings PLC	1,617,910	17,511,215
KB Financial Group, Inc. (ADR)	90,320	3,163,006
Lloyds Banking Group PLC(a)	9,121,620	10,860,656
Mitsubishi UFJ Financial Group, Inc.	2,217,600	14,224,480
National Australia Bank Ltd.	443,631	14,214,461
Resona Holdings, Inc.	805,300	4,134,414
Sberbank of Russia (Sponsored ADR)	530,367	6,380,315
Seven Bank Ltd.	468,400	1,569,086
Societe Generale SA	260,999	13,002,762
Sumitomo Mitsui Financial Group, Inc.	213,100	10,319,464
Westpac Banking Corp.	53,500	1,635,325

		115,664,440

Consumer Finance – 0.1%
Aeon Thana Sinsap Thailand PCL (NVDR)	82,800	247,834
Compartamos SAB de CV	149,530	278,509
Credito Real SAB de CV(a)	192,300	303,813
International Personal Finance PLC	29,080	287,312

		1,117,468

Diversified Financial Services – 1.9%
Chailease Holding Co., Ltd.	89,100	209,071
Challenger Ltd./Australia	74,760	383,949
IG Group Holdings PLC	659,459	6,178,763
ING Groep NV(a)	1,083,750	12,297,289
Intercorp Financial Services, Inc.(b)	7,190	212,105
ORIX Corp.	623,200	10,188,028
Warsaw Stock Exchange	27,400	333,984

		29,803,189

Insurance – 5.0%
Admiral Group PLC	723,603	14,433,952
AIA Group Ltd.	2,655,000	12,493,287

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	29

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Anadolu Hayat Emeklilik AS	85,603	$193,050
Gjensidige Forsikring ASA	296,840	4,480,958
Insurance Australia Group Ltd.	1,229,450	6,739,656
Intact Financial Corp.	3,840	230,314
Lancashire Holdings Ltd.	651,040	8,094,484
Prudential PLC	746,910	13,895,664
Suncorp Group Ltd.	262,406	3,209,110
Topdanmark A/S(a)	291,590	7,505,095
Tryg A/S	103,510	9,535,449

		80,811,019

Real Estate Investment Trusts (REITs) – 0.9%
Concentradora Fibra Hotelera Mexicana SA de CV	137,850	229,057
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	141,700	192,160
GLP J-Reit	4,803	5,363,596
Mexico Real Estate Management SA de CV(a)	1,325,450	2,267,224
Stockland	1,856,920	6,712,167

		14,764,204

Real Estate Management & Development – 4.3%
Aeon Mall Co., Ltd.	188,800	5,620,027
Aliansce Shopping Centers SA	27,800	249,614
Countrywide PLC	44,658	379,559
Daito Trust Construction Co., Ltd.	63,100	6,314,617
Daiwa House Industry Co., Ltd.	185,000	3,494,817
Evergrande Real Estate Group Ltd.(a)	10,558,000	4,407,608
Global Logistic Properties Ltd.	10,053,833	23,143,987
Hang Lung Group Ltd.	122,800	651,608
Hang Lung Properties Ltd.	3,313,000	11,323,735
Mitsubishi Estate Co., Ltd.	436,000	12,921,173
NTT Urban Development Corp.	21,100	278,190
Quintain Estates & Development PLC(a)	174,910	239,272

		69,024,207

Thrifts & Mortgage Finance – 0.0%
Paragon Group of Cos. PLC	81,960	413,832

		359,772,312

Consumer Discretionary – 21.0%
Auto Components – 2.1%
Cie Generale des Etablissements Michelin – Class B	108,004	11,977,838
GKN PLC	1,213,490	6,713,665
Linamar Corp.	11,790	395,003
Nokian Renkaat Oyj	60,153	3,058,318
TS Tech Co., Ltd.	11,100	438,999
Valeo SA	120,940	10,322,796

		32,906,619

30	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Automobiles – 4.6%
Honda Motor Co., Ltd.	223,500	$8,542,790
Kia Motors Corp.	136,160	8,265,785
Mazda Motor Corp.(a)	1,364,000	6,131,644
Nissan Motor Co., Ltd.	845,700	8,535,422
Toyota Motor Corp.	480,700	30,830,904
Volkswagen AG (Preference Shares)	50,640	11,939,955

		74,246,500

Distributors – 0.0%
Inchcape PLC	50,370	497,331

Diversified Consumer Services – 0.7%
Estacio Participacoes SA	911,100	7,078,980
Kroton Educacional SA	266,500	3,788,934

		10,867,914

Hotels, Restaurants & Leisure – 4.5%
Flight Centre Ltd.	8,620	388,722
Galaxy Entertainment Group Ltd.(a)	1,110,000	7,799,999
Ladbrokes PLC	1,549,170	4,242,042
Melco Crown Entertainment Ltd. (ADR)(a)	293,580	9,344,652
Melco International Development Ltd.	2,036,000	5,471,862
Sands China Ltd.	1,764,400	10,933,932
Sodexo	227,090	21,188,881
Tatts Group Ltd.	903,670	2,613,823
Whitbread PLC	113,084	5,424,479
William Hill PLC	810,944	5,287,574

		72,695,966

Household Durables – 0.4%
Berkeley Group Holdings PLC	10,480	351,376
Rinnai Corp.	6,700	497,903
Sony Corp.	251,600	5,400,556
Techtronic Industries Co.	103,500	269,806

		6,519,641

Leisure Equipment & Products – 0.0%
Giant Manufacturing Co., Ltd.	42,000	286,396

Media – 3.7%
British Sky Broadcasting Group PLC	608,830	8,575,029
Cineplex, Inc.	49,130	1,822,491
Havas SA	21,240	166,028
Liberty Global PLC–Series C(a)	100,290	7,564,875
Mediaset Espana Comunicacion SA(a)	37,590	432,974
Metropole Television SA	18,710	401,319
Naspers Ltd.	152,510	14,119,657
Reed Elsevier PLC	555,470	7,487,427
SKY Perfect JSAT Holdings, Inc.	437,500	2,280,342
Television Broadcasts Ltd.	341,000	2,155,713
Thomson Reuters Corp.	157,800	5,518,136
VGI Global Media PCL	548,000	206,726
Wolters Kluwer NV	344,700	8,887,186

		59,617,903

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	31

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Multiline Retail – 0.6%
Dollarama, Inc.	6,980	$567,250
Myer Holdings Ltd.	861,790	2,100,060
Next PLC	78,750	6,579,865

		9,247,175

Specialty Retail – 1.6%
Howden Joinery Group PLC	115,860	546,916
Komeri Co., Ltd.	8,800	215,985
Mr. Price Group Ltd.	23,850	330,142
Nitori Holdings Co., Ltd.	52,400	4,798,551
Sanrio Co., Ltd.	60,000	3,698,310
Shimamura Co., Ltd.	38,800	3,863,128

Sports Direct International PLC(a)	476,740	5,450,587
Super Retail Group Ltd.	26,470	320,224
United Arrows Ltd.	10,900	459,131
Yamada Denki Co., Ltd.	2,169,100	6,415,827

		26,098,801

Textiles, Apparel & Luxury Goods – 2.8%
Arezzo Industria e Comercio SA	14,900	263,471
Brunello Cucinelli SpA	13,270	431,116
Cie Financiere Richemont SA	157,625	15,793,359
Eclat Textile Co., Ltd.	45,900	402,984
Hugo Boss AG	18,860	2,439,106
Li & Fung Ltd.	8,916,000	12,987,101
LVMH Moet Hennessy Louis Vuitton SA	32,279	6,361,069
Samsonite International SA	2,009,900	5,619,178
Tod’s SpA	990	185,500

		44,482,884

		337,467,130

Industrials – 13.6%
Aerospace & Defense – 3.0%
BAE Systems PLC	695,180	5,109,447
European Aeronautic Defence and Space Co. NV	272,537	17,366,651
MTU Aero Engines AG	98,190	9,167,699
QinetiQ Group PLC	566,560	1,756,501
Safran SA	108,200	6,664,101
Zodiac Aerospace	54,490	8,674,085

		48,738,484

Air Freight & Logistics – 0.0%
Yamato Holdings Co., Ltd.	18,900	426,848

Airlines – 0.9%
Controladora Vuela Cia de Aviacion SAB de CV (ADR)(a)	10,962	158,949
Japan Airlines Co., Ltd.	133,300	8,077,170
Qantas Airways Ltd.(a)	3,754,840	5,176,198

		13,412,317

32	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Building Products – 0.0%
Kingspan Group PLC	30,520	$509,642

Commercial Services & Supplies – 0.5%
Aggreko PLC	55,682	1,444,950
Edenred	211,513	6,871,756

		8,316,706

Construction & Engineering – 0.1%
China State Construction International Holdings Ltd.	220,000	352,435
Grana y Montero SA	68,070	270,080
Grana y Montero SA (ADR)(a)	4,615	92,116
Sino Thai Engineering & Construction PCL	297,240	215,708

		930,339

Electrical Equipment – 0.6%
Sumitomo Electric Industries Ltd.	660,500	9,606,643

Industrial Conglomerates – 0.9%
Hutchison Whampoa Ltd.	546,000	6,559,038
Toshiba Corp.	1,641,000	7,395,506

		13,954,544

Machinery – 1.0%
Andritz AG	6,458	380,052
FANUC Corp.	19,400	3,215,105
Hiwin Technologies Corp.	29,870	199,920
IHI Corp.	77,000	325,604
Komatsu Ltd.	376,600	9,403,312
Krones AG	4,670	397,132
KUKA AG	8,130	352,531
Melrose Industries PLC	92,970	451,371
Nachi-Fujikoshi Corp.	88,000	492,531

		15,217,558

Professional Services – 5.3%
Bureau Veritas SA	699,730	22,086,918
Capita PLC	1,551,864	25,013,489
DKSH Holding AG	2,340	199,546
Intertek Group PLC	493,256	26,415,256
SGS SA	4,740	11,328,181

		85,043,390

Road & Rail – 0.7%
East Japan Railway Co.	24,800	2,137,380
Localiza Rent a Car SA	15,540	231,385
National Express Group PLC	128,295	532,710
Nippon Express Co., Ltd.	1,720,000	8,642,797

		11,544,272

Trading Companies & Distributors – 0.6%
Ashtead Group PLC	18,830	187,406

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	33

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Barloworld Ltd.	32,120	$304,892
Brenntag AG	2,290	381,229
Mitsubishi Corp.	384,100	7,798,694
MonotaRO Co., Ltd.	12,600	370,172
Rexel SA	15,540	395,369

		9,437,762

Transportation Infrastructure – 0.0%
Malaysia Airports Holdings Bhd	96,000	223,543
OHL Mexico SAB de CV(a)	123,610	325,327

		548,870

		217,687,375

Consumer Staples – 11.3%
Beverages – 1.4%
Anheuser-Busch InBev NV	93,230	9,248,203
Asahi Group Holdings Ltd.	115,800	3,048,509
Davide Campari-Milano SpA	43,340	376,282
Diageo PLC	95,590	3,038,559
Heineken Holding NV	69,660	4,404,263
SABMiller PLC	61,650	3,135,668

		23,251,484

Food & Staples Retailing – 3.5%
Brasil Pharma SA(a)	34,600	121,771
Clicks Group Ltd.	40,090	218,745
Eurocash SA	26,820	412,931
FamilyMart Co., Ltd.	8,100	350,839
Jean Coutu Group PJC, Inc. (The) – Class A	88,660	1,565,677
Jeronimo Martins SGPS SA	468,388	9,611,968
Koninklijke Ahold NV	695,560	12,050,720
Lawson, Inc.	34,500	2,704,953
MARR SpA	30,320	412,743
Metro, Inc.	65,530	4,098,925
Olam International Ltd.	10,539,746	12,876,746
Sugi Holdings Co., Ltd.	96,000	4,121,865
Tsuruha Holdings, Inc.	17,500	1,544,014
WM Morrison Supermarkets PLC	1,372,797	6,224,232

		56,316,129

Food Products – 0.3%
Alicorp SAA	90,120	287,996
Del Monte Pacific Ltd.	200,000	126,018
Devro PLC	67,450	353,863
Mayora Indah Tbk PT	79,000	215,781
MHP SA (GDR)(b)	11,470	181,799
Minerva SA/Brazil(a)	42,100	191,856
Standard Foods Corp.	106,950	320,778
Unilever PLC	53,377	2,075,312
Wei Chuan Foods Corp.	168,000	327,799

		4,081,202

34	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Household Products – 1.6%
Henkel AG & Co. KGaA	208,480	$18,469,886
LG Household & Health Care Ltd.	13,320	6,760,654

		25,230,540

Tobacco – 4.5%
British American Tobacco PLC	614,714	32,351,960
Imperial Tobacco Group PLC	281,480	10,405,624
Japan Tobacco, Inc.	827,000	29,813,136

		72,570,720

		181,450,075

Health Care – 7.5%
Biotechnology – 0.9%
Actelion Ltd.(a)	204,470	14,517,691
Taiwan Liposome Co., Ltd.(a)	29,000	349,173

		14,866,864

Health Care Equipment & Supplies – 0.1%
Ansell Ltd.	14,410	280,692
Draegerwerk AG & Co. KGaA (Preference Shares)	3,630	462,263
Ginko International Co., Ltd.	23,000	425,545

		1,168,500

Health Care Providers & Services – 0.4%
Sonic Healthcare Ltd.	215,160	3,249,900
Suzuken Co., Ltd./Aichi Japan	103,800	3,418,864

		6,668,764

Life Sciences Tools & Services – 1.0%
Eurofins Scientific	64,681	16,299,954
Gerresheimer AG	3,470	207,745

		16,507,699

Pharmaceuticals – 5.1%
Astellas Pharma, Inc.	38,800	1,981,903
AstraZeneca PLC	92,520	4,809,659
GlaxoSmithKline PLC	944,270	23,741,543
Kalbe Farma Tbk PT	2,362,500	240,778
Novartis AG	289,160	22,241,659
Orion Oyj – Class B	6,020	151,905
Roche Holding AG	90,770	24,496,407
Sanofi	34,550	3,499,115

		81,162,969

		120,374,796

Materials – 5.6%
Chemicals – 3.1%
Arkema SA	88,880	9,904,410
AZ Electronic Materials SA	39,940	190,693
Chr Hansen Holding A/S	9,230	327,069
Croda International PLC	6,010	258,057
EMS-Chemie Holding AG	10,130	3,584,650

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	35

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Essentra PLC	1,032,420	$12,517,366
Fuchs Petrolub SE (Preference Shares)	4,850	405,945
Givaudan SA(a)	4,650	6,796,338
Kansai Paint Co., Ltd.	34,000	451,833
Koninklijke DSM NV	100,125	7,553,094
Nippon Shokubai Co., Ltd.	440,000	5,113,365
Teijin Ltd.	1,104,000	2,551,650

		49,654,470

Construction Materials – 0.4%
Holcim Ltd.(a)	96,699	7,209,655

Metals & Mining – 2.1%
BHP Billiton PLC	458,847	13,497,592
Dowa Holdings Co., Ltd.	307,139	3,109,684
MMC Norilsk Nickel OJSC (ADR)	549,940	7,935,634
Rio Tinto PLC	188,680	9,210,040

		33,752,950

		90,617,075

Telecommunication Services – 4.9%
Diversified Telecommunication Services – 3.2%
Bezeq The Israeli Telecommunication Corp., Ltd.	1,809,744	3,327,745
Nippon Telegraph & Telephone Corp.	179,400	9,337,883
Swisscom AG	21,050	10,115,058
TDC A/S	759,490	6,426,549
Telenor ASA	402,700	9,203,074
Telstra Corp., Ltd.	1,320,750	6,128,538
Vivendi SA	307,975	7,084,431

		51,623,278

Wireless Telecommunication Services – 1.7%
StarHub Ltd.	1,041,000	3,561,858
Vodafone Group PLC	6,905,165	24,235,905

		27,797,763

		79,421,041

Information Technology – 4.3%
Electronic Equipment, Instruments & Components – 0.3%
Anritsu Corp.	27,300	348,118
LG Display Co., Ltd. (ADR)(a)	339,660	4,052,144

		4,400,262

Internet Software & Services – 1.2%
Baidu, Inc. (Sponsored ADR)(a)	21,280	3,302,231
Mail.ru Group Ltd. (GDR)(b)	9,790	373,978
SINA Corp./China(a)	4,620	375,005
Telecity Group PLC	958,036	12,869,897
Tencent Holdings Ltd.	61,900	3,255,231

		20,176,342

36	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

IT Services – 1.1%
Alten SA	4,110	$175,867
Computacenter PLC	27,265	235,746
Fujitsu Ltd.(a)	2,050,000	7,673,624
Itochu Techno-Solutions Corp.	10,200	362,978
Obic Co., Ltd.	162,500	5,256,002
Otsuka Corp.	27,800	3,557,285

		17,261,502

Semiconductors & Semiconductor Equipment – 1.1%
Hermes Microvision, Inc.	13,000	379,169
Samsung Electronics Co., Ltd. (GDR) (London)(b)	12,270	7,828,260
Sumco Corp.	555,500	4,532,471
Tokyo Electron Ltd.	102,600	5,519,805

		18,259,705

Software – 0.6%
Dassault Systemes SA	12,700	1,695,108
GameLoft SE(a)	51,340	543,141
Oracle Corp. Japan	83,400	3,111,244
SAP AG	51,381	3,799,882
SDL PLC	52,420	264,984

		9,414,359

		69,512,170

Energy – 3.8%
Energy Equipment & Services – 1.5%
Aker Solutions ASA	435,450	6,114,622
John Wood Group PLC	28,170	365,387
Saipem SpA	235,690	5,119,560

ShawCor Ltd.	7,310	308,283
Technip SA	93,628	10,992,151

		22,900,003

Oil, Gas & Consumable Fuels – 2.3%
Africa Oil Corp.(a)	29,200	235,128
BG Group PLC	504,110	9,623,290
ENI SpA	534,680	12,291,311
Gazprom OAO (Sponsored ADR)	563,980	4,974,303
Genel Energy PLC(a)	20,780	315,210
Gran Tierra Energy, Inc.(a)	28,060	199,135
KrisEnergy Ltd.(a)	223,000	227,524
Ophir Energy PLC(a)	32,526	175,327
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	47,878	1,576,889
Statoil ASA	339,930	7,720,897

		37,339,014

		60,239,017

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	37

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 2.9%
Electric Utilities – 1.9%
CLP Holdings Ltd.	635,000	$5,179,844
EDP – Energias de Portugal SA	1,908,610	6,972,701
Electricite de France SA	432,050	13,666,557
Emera, Inc.	8,870	256,529
Power Assets Holdings Ltd.	526,500	4,707,039

		30,782,670

Gas Utilities – 0.0%
Enagas SA	12,830	314,427
ENN Energy Holdings Ltd.	48,000	268,292

		582,719

Independent Power Producers & Energy Traders – 0.6%
APR Energy PLC	602,804	9,480,674

Multi-Utilities – 0.4%
National Grid PLC	484,510	5,723,323

		46,569,386

Total Common Stocks (cost $1,324,204,438)		1,563,110,377

WARRANTS – 1.5%
Financials – 0.7%
Commercial Banks – 0.0%
Commercial Bank of Qatar QSC (The), Deutsche Bank AG London, expiring 5/26/17(a)	13,540	253,608

Thrifts & Mortgage Finance – 0.5%
Housing Development Finance Corp., Deutsche Bank AG London, expiring 1/30/17(a)(b)	586,810	7,163,483

Consumer Finance – 0.2%
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/22/15(a)(b)	264,270	2,422,352
Muthoot Finance Ltd., Merrill Lynch Intl & Co., expiring 5/22/18(a)	883,608	1,263,559

		3,685,911

Diversified Financial Services – 0.0%
FBN Holdings PLC, Citigroup Global Markets Holding, Inc., expiring 4/29/14(a)	3,107,760	310,776

		11,413,778

Information Technology – 0.7%
IT Services – 0.2%
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 12/14/15(a)	99,890	3,075,923

38	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 0.5%
SK Hynix, Inc., Citigroup Global Markets, expiring 1/20/15(a)(b)	266,320	$7,505,696

		10,581,619

Consumer Staples – 0.1%
Food & Staples Retailing – 0.1%
Olam International Ltd., expiring 1/29/18(a)	2,064,648	474,869

Health Care – 0.0%
Pharmaceuticals – 0%
Lupin Ltd., Merrill Lynch Intl & Co., expiring 10/20/14(a)(b)	20,650	282,298

Utilities – 0.0%
Multi-Utilities – 0.0%
Qatar Electricity & Water Co., Credit Suisse International, expiring 8/24/15(a)(b)	6,460	279,964

Industrials – 0.0%
Transportation Infrastructure – 0.0%
Adani Ports and Special Economic Zone, Merrill Lynch Intl & Co., expiring 12/17/14(a)	62,500	137,469

Construction & Engineering – 0.0%
IRB Infrastructure Developers Ltd., Merrill Lynch Intl & Co., expiring 1/25/16(a)	102,500	122,713

		260,182

Consumer Discretionary – 0.0%
Multiline Retail – 0.0%
Hyundai Department Store Co., Ltd., Macquarie Bank Ltd., expiring 2/01/16(a)	1,590	238,158

Total Warrants (cost $23,842,799)		23,530,868

	Principal Amount (000)
CORPORATES-NON-INVESTMENT GRADES – 0.1%
Industrial – 0.1%
Consumer Non-Cyclical – 0.1%
Olam International Ltd. 6.75%, 1/29/18(b) (cost $1,526,080)	$1,597	1,525,585

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	39

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

RIGHTS – 0.0%
Financials – 0.0%
Commercial Banks – 0.0%
Barclays PLC, expiring 10/25/13(a) (cost $0)	313,997	$410,477

INVESTMENT COMPANIES – 0.0%
Funds and Investment Trusts – 0.0%
iShares MSCI Japan Small–Cap ETF (cost $313,383)	5,840	322,368

	Principal Amount (000)
SHORT-TERM INVESTMENTS – 0.3%
Repurchase Agreements – 0.3%
State Street Bank & Trust Co. 0.01%, dated 9/30/13 due 10/01/13 in the amount of $5,206,398 (collateralized by $5,970,000 Federal National Mortgage Association, 2.96%, due 2/07/2028, value $5,313,300) (cost $5,206,398)	$5,206	$5,206,398

Total Investments – 99.2% (cost $1,355,093,098)		1,594,106,073
Other assets less liabilities – 0.8%		13,183,976

Net Assets – 100.0%		$1,607,290,049

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2013	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC Wholesale: Euro settling 12/17/13	94,564	$125,378,720	$127,956,331	$2,577,611
BNP Paribas SA: Australian Dollar settling 12/17/13	16,495	15,232,011	15,312,537	80,526
Citibank, NA: Japanese Yen settling 12/17/13	1,960,310	19,976,969	19,952,849	(24,120)
Credit Suisse International: Swedish Krona settling 12/17/13	197,726	30,078,912	30,712,677	633,765
Swiss Franc settling 12/17/13	7,845	8,676,466	8,680,312	3,846
Goldman Sachs Capital Markets LP: Australian Dollar settling 12/17/13	8,429	7,467,757	7,824,757	357,000
Brazilian Real settling 10/02/13	11,703	4,983,181	5,280,423	297,242
Japanese Yen settling 12/17/13	674,135	6,714,492	6,861,626	147,134

40	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2013	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA: Euro settling 12/17/13	4,658	$6,305,898	$6,302,828	$(3,070)
Royal Bank of Scotland PLC: Brazilian Real settling 10/02/13	29,710	13,355,810	13,405,225	49,415
New Zealand Dollar settling 12/17/13	28,822	23,858,362	23,814,085	(44,277)
Standard Chartered Bank: Brazilian Real settling 10/02/13	41,413	18,570,852	18,685,647	114,795
UBS AG:
Swiss Franc settling 12/17/13	7,556	8,123,098	8,360,540	237,442

Sale Contracts
Barclays Bank PLC Wholesale:
South Korean Won settling 12/17/13	38,263,404	34,978,887	35,402,273	(423,386)
Brown Brothers Harriman & Co.:
Great British Pound settling 12/17/13	2,979	4,653,913	4,820,026	(166,113)
Citibank, NA:
Hong Kong Dollar settling 12/17/13	701,097	90,423,344	90,410,079	13,265
Norwegian Krone settling 12/17/13	21,755	3,606,748	3,607,635	(887)
Credit Suisse International: Swedish Krona settling 12/17/13	44,632	6,942,315	6,932,665	9,650
Swiss Franc settling 12/17/13	1,431	1,571,692	1,583,369	(11,677)
Deutsche Bank AG London: Hong Kong Dollar settling 12/17/13	21,991	2,836,317	2,835,853	464
Goldman Sachs Capital Markets LP: Brazilian Real settling 10/02/13	11,703	5,247,982	5,280,422	(32,440)
Great British Pound settling 12/17/13	4,891	7,892,069	7,913,645	(21,576)
Japanese Yen settling 12/17/13	3,175,132	32,331,673	32,317,812	13,861
Royal Bank of Canada: Canadian Dollar settling 12/17/13	8,408	8,109,443	8,147,190	(37,747)
Royal Bank of Scotland PLC: Australian Dollar settling 12/17/13	2,025	1,886,369	1,879,836	6,533
Brazilian Real settling 10/02/13	29,710	13,322,870	13,405,225	(82,355)
Brazilian Real settling 11/04/13	29,710	13,258,953	13,300,801	(41,848)
Great British Pound settling 12/17/13	13,548	21,249,225	21,920,681	(671,456)
Standard Chartered Bank: Brazilian Real settling 10/02/13	41,413	17,476,052	18,685,647	(1,209,595)
Hong Kong Dollar settling 12/17/13	36,721	4,736,299	4,735,363	936
State Street Bank & Trust Co.:
Norwegian Krone settling 12/17/13	88,637	14,903,111	14,698,687	204,424

				$1,977,362

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the aggregate market value of these securities amounted to $27,775,520 or 1.7% of net assets.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	41

International Portfolio—Portfolio of Investments

Glossary:

ADR	– American Depositary Receipt
ETF	– Exchange Traded Fund
GDR–	Global Depositary Receipt
MSCI	– Morgan Stanley Capital International
NVDR	– Non Voting Depositary Receipt
OJSC	– Open Joint Stock Company
REG	– Registered Shares

See notes to financial statements.

42	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2013

	Tax-Managed International Portfolio	International Portfolio
Assets
Investments in securities, at value	$3,777,709,218	$1,594,106,073
Foreign currencies, at value(a)	17,146,720	5,437,923
Cash	3,283	1,431
Receivables:
Dividends and interest	10,651,495	4,534,026
Foreign withholding tax reclaims	17,993,709	6,365,574
Investment securities sold and foreign currency transactions	19,115,530	2,676,879
Capital shares sold	1,298,559	762,030
Unrealized appreciation of forward currency exchange contracts	42,271,489	4,747,909

Total assets	3,886,190,003	1,618,631,845

Liabilities
Payables:
Investment securities purchased and foreign currency transactions	12,216,712	3,650,459
Capital shares redeemed	5,138,388	3,414,628
Management fee	2,393,394	1,035,807
Shareholder servicing fee	729,577	304,258
Transfer Agent fee	20,030	11,172
Distribution fee	708	3,301
Accrued expenses and other liabilities	201,015	151,624
Unrealized depreciation of forward currency exchange contracts	27,600,583	2,770,547

Total liabilities	48,300,407	11,341,796

Net Assets	$3,837,889,596	$1,607,290,049

Cost of investments	$3,151,393,570	$1,355,093,098

Net Assets Consist of:
Capital stock, at par	$238,952	$100,864
Additional paid-in capital	5,483,058,151	2,513,430,994
Undistributed net investment income	54,475,060	19,396,902
Accumulated net realized loss on investment and foreign currency transactions	(2,343,662,285)	(1,167,617,967)
Net unrealized appreciation of:
Investment transactions†	626,315,648	239,012,894
Foreign currency denominated assets and liabilities	17,464,070	2,966,362

	$3,837,889,596	$1,607,290,049

(a)	Cost: $17,152,202 and $5,424,298, for the Tax-Managed International Portfolio and International Portfolio, respectively. (Note 1)

†	Net of accrued foreign capital gains taxes of $76 and $81, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	43

Statement of Assets & Liabilities

	Tax-Managed International Portfolio	International Portfolio
CALCULATION OF MAXIMUM OFFERING PRICE
Tax-Managed International Class Shares
Net Assets	$3,835,862,758
Shares of capital stock outstanding	238,823,314

Net asset value, offering and redemption price per share	$16.06

International Class Shares
Net Assets		$1,599,666,622
Shares of capital stock outstanding		100,376,419

Net asset value, offering and redemption price per share		$15.94

Class A Shares
Net Assets	$1,548,773	$4,687,567
Shares of capital stock outstanding	98,150	299,587

Net asset value and redemption price per share	$15.78	$15.65
Sales charge — 4.25% of public offering price	0.70	0.69

Maximum offering price	$16.48	$16.34

Class B Shares
Net Assets	$18,711.49	$285,869
Shares of capital stock outstanding	1,195.29	18,370

Net asset value and offering price per share	$15.65	$15.56

Class C Shares
Net Assets	$459,354	$2,649,991
Shares of capital stock outstanding	29,218	169,807

Net asset value and offering price per share	$15.72	$15.61

See notes to financial statements.

44	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2013

	Tax-Managed International Portfolio		International Portfolio
Investment Income
Income:
Interest	$415,114		$181,265
Dividends (net of foreign withholding taxes of $8,257,632 and $3,524,326, respectively)	98,900,056		42,322,472

Total income	99,315,170		42,503,737

Expenses:
Management fee (see Note 2A)	31,208,645		13,771,258
Shareholder servicing fee (see Note 2B)	8,953,528		3,808,901
Custodian fee	516,330		365,447
Transfer Agent fee – Non-Retail Class	183,622		115,264
Transfer Agent fee – Class A	6,247		22,009
Transfer Agent fee – Class B	253		2,406
Transfer Agent fee – Class C	2,145		12,069
Distribution fees – Class A	4,395		15,587
Distribution fees – Class B	412		4,355
Distribution fees – Class C	4,527		27,214
Directors’ fees and expenses	161,108		69,820
Auditing and tax fees	138,127		59,868
Legal fees	87,530		34,496
Registration fees	66,872		40,656
Printing fees	55,249		73,307
Miscellaneous	127,804		83,221

Total expenses	41,516,794		18,505,878
Less: expenses waived and reimbursed by the Adviser (see Note 2A)	(1,791,685)		(765,956)

Net expenses	39,725,109		17,739,922

Net investment income	59,590,061		24,763,815

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	43,710,207		24,714,905
Futures	(874,072)		(220,364)
Options written	4,714,634		2,002,905
Foreign currency transactions	25,032,599		13,315,884

Net realized gain on investment and foreign currency transactions	72,583,368		39,813,330

Net change in unrealized appreciation/depreciation of:
Investments(a)	600,728,899		248,089,542
Futures	– 0	–	99,493
Options written	(4,441,694)		(1,886,952)
Foreign currency denominated assets and liabilities	14,914,811		3,715,772

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	611,202,016		250,017,855

Net realized and unrealized gain on investment and foreign currency transactions	683,785,384		289,831,185

Net Increase in Net Assets Resulting from Operations	$743,375,445		$314,595,000

(a)	Net of increase in accrued foreign capital gains taxes of $76 and $81, for the Tax-Managed International Portfolio and International Portfolio, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	45

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Tax-Managed International Portfolio
	Year Ended September 30, 2013		Year Ended September 30, 2012
Increase (Decrease) in Net Assets from Operations:
Net investment income	$59,590,061		$67,721,169
Net realized gain (loss) on investment and foreign currency transactions	72,583,368		(344,821,758)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	611,202,016		592,279,467

Net increase in net assets resulting from operations	743,375,445		315,178,878

Dividends to shareholders:
Dividends from net investment income
Tax-Managed International Class Shares	(72,305,715)		(81,403,350)
Class A	(15,932)		(34,092)
Class B	– 0	–	(801)
Class C	– 0	–	(3,232)

Total dividends to shareholders	(72,321,647)		(81,441,475)

Capital-share transactions:
Net proceeds from sales of shares	483,586,737		759,526,932
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	53,813,652		6,246,123

Total proceeds from shares sold	537,400,389		765,773,055
Cost of shares redeemed	(819,256,930)		(1,141,748,567)

Net decrease in net assets from capital-share transactions	(281,856,541)		(375,975,512)

Net increase (decrease) in net assets	389,197,257		(142,238,109)
Net Assets:
Beginning of period	3,448,692,339		3,590,930,448

End of period(a)	$3,837,889,596		$3,448,692,339

(a) Includes undistributed net investment income of:	$54,475,060		$65,131,279

See notes to financial statements.

46	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Statement of Changes in Net Assets

	International Portfolio
	Year Ended September 30, 2013	Year Ended September 30, 2012
Increase (Decrease) in Net Assets From
Operations:
Net investment income	$24,763,815	$27,724,852
Net realized gain (loss) on investment and foreign currency transactions	39,813,330	(118,341,291)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	250,017,855	241,269,412

Net increase in net assets resulting from operations	314,595,000	150,652,973

Dividends to shareholders:
Dividends from net investment income
International Class Shares	(28,569,129)	(30,576,496)
Class A	(91,428)	(120,546)
Class B	(2,097)	(3,896)
Class C	(17,903)	(19,733)

Total dividends to shareholders	(28,680,557)	(30,720,671)

Capital-share transactions:
Net proceeds from sales of shares	191,158,885	455,478,828
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	25,008,589	3,175,039

Total proceeds from shares sold	216,167,474	458,653,867
Cost of shares redeemed	(390,185,292)	(591,058,695)

Net decrease in net assets from capital-share transactions	(174,017,818)	(132,404,828)

Net increase (decrease) in net assets	111,896,625	(12,472,526)
Net Assets:
Beginning of period	1,495,393,424	1,507,865,950

End of period(a)	$1,607,290,049	$1,495,393,424

(a) Includes undistributed net investment income of:	$19,396,902	$23,291,633

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	47

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2013

NOTE 1.

Organization and Significant Accounting Policies

The shares of AllianceBernstein Tax-Managed International Portfolio and International Portfolio are offered through the Tax-Managed International Portfolio and International Portfolio (the “Portfolios”), respectively, of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 18 portfolios (“Portfolios”) with the following share classes offered: The Tax-Managed International and International Portfolios commenced offering of Class A, B and C shares on January 30, 2004 in addition to the existing Tax-Managed International and International Class shares, respectively. Collectively, the Class A, B and C shares are referred to as the “AllianceBernstein International Retail Class shares”. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009.These financial statements include only the AllianceBernstein International Retail Class shares. The financial highlights of the Tax-Managed International and International Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from

48	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	49

Notes to Financial Statements

based on their market value as described in Note A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs

50	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	51

Notes to Financial Statements

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2013:

Tax-Managed International Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$59,852,182		$777,035,465		$	– 0	–	$836,887,647
Consumer Discretionary	154,617,629		650,503,066			– 0	–	805,120,695
Industrials	2,975,515		521,490,747			– 0	–	524,466,262
Consumer Staples	8,534,773		417,462,456			– 0	–	425,997,229
Health Care	1,450,684		276,693,024			– 0	–	278,143,708
Materials	– 0	–	209,841,159			– 0	–	209,841,159
Telecommunication Services	22,927,459		171,530,218			– 0	–	194,457,677
Information Technology	33,268,846		135,066,931			– 0	–	168,335,777
Energy	14,080,179		128,268,345			– 0	–	142,348,524
Utilities	22,924,418		94,523,911			– 0	–	117,448,329
Warrants	1,095,268		– 0	–		54,991,794		56,087,062
Corporates – Non-Investment Grades	– 0	–	– 0	–		3,521,519		3,521,519
Rights	926,960		– 0	–		– 0	–	926,960
Investment Companies	740,232		– 0	–		– 0	–	740,232
Short-Term Investments	– 0	–	13,386,438			– 0	–	13,386,438

Total Investments in Securities	323,394,145		3,395,801,760	+		58,513,313		3,777,709,218
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	– 0	–	42,271,489			– 0	–	42,271,489
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(27,600,583)			– 0	–	(27,600,583)

Total(a)	$323,394,145		$3,410,472,666			$58,513,313		$3,792,380,124

52	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

International Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$25,415,543		$334,356,769		$	– 0	–	$359,772,312
Consumer Discretionary	66,675,049		270,792,081			– 0	–	337,467,130
Industrials	1,301,400		216,385,975			– 0	–	217,687,375
Consumer Staples	6,448,024		175,002,051			– 0	–	181,450,075
Health Care	629,865		119,744,931			– 0	–	120,374,796
Materials	– 0	–	90,617,075			– 0	–	90,617,075
Telecommunication Services	9,754,294		69,666,747			– 0	–	79,421,041
Information Technology	16,739,743		52,772,427			– 0	–	69,512,170
Energy	5,944,373		54,294,644			– 0	–	60,239,017
Utilities	9,737,203		36,832,183			– 0	–	46,569,386
Warrants	474,869		– 0	–		23,055,999		23,530,868
Corporates – Non-Investment Grades	– 0	–	– 0	–		1,525,585		1,525,585
Rights	410,477		– 0	–		– 0	–	410,477
Investment Companies	322,368		– 0	–		– 0	–	322,368
Short-Term Investments	– 0	–	5,206,398			– 0	–	5,206,398

Total Investments in Securities	143,853,208		1,425,671,281	+		24,581,584		1,594,106,073
Other Financial Instruments* :
Assets:
Forward Currency Exchange Contracts	– 0	–	4,747,909			– 0	–	4,747,909
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(2,770,547)			– 0	–	(2,770,547)

Total(b)	$143,853,208		$1,427,648,643			$24,581,584		$1,596,083,435

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

(a)	An amount of $45,419,398 was transferred from Level 2 to Level 1 due to increase in observable inputs during the reporting period.

(b)	An amount of $20,128,549 was transferred from Level 2 to Level 1 due to increase in observable inputs during the reporting period.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	53

Notes to Financial Statements

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Tax-Managed International Portfolio	Warrants		Corporates- Non-Investment Grades			Total
Balance as of 9/30/12	$59,928,917		$	– 0	–	$59,928,917
Accrued discounts/(premiums)	– 0	–		35,887		35,887
Realized gain (loss)	622,899			141,239		764,138
Change in unrealized appreciation/depreciation	(3,321,169)			(1,143)		(3,322,312)
Purchases	31,543,359			8,740,684		40,284,043
Sales	(33,782,212)			(5,395,148)		(39,177,360)
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		– 0	–	– 0	–

Balance as of 9/30/13	$54,991,794			$3,521,519		$58,513,313

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/13*	$(4,938,185)			$(1,143)		$(4,939,328)

International Portfolio	Warrants		Corporates- Non-Investment Grades			Total
Balance as of 9/30/12	$25,650,404		$	– 0	–	$25,650,404
Accrued discounts/(premiums)	– 0	–		15,555		15,555
Realized gain (loss)	468,408			61,241		529,649
Change in unrealized appreciation/depreciation	(1,183,499)			(496)		(1,183,995)
Purchases	15,223,881			3,789,650		19,013,531
Sales	(17,103,195)			(2,340,365)		(19,443,560)
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		– 0	–	– 0	–

Balance as of 9/30/13	$23,055,999			$1,525,585		$24,581,584

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/13*	$(1,895,849)			$(496)		$(1,896,345)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

54	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

The following presents information about significant unobservable inputs related to the Portfolio with material categories of Level 3 investments at September 30, 2013:

Quantitative Information about Level 3 Fair Value Measurements
Tax-Managed International Portfolio
	Fair Value at 9/30/13	Valuation Technique	Unobservable Input	Range/ Weighted Average
Warrants	$54,991,794	Indicative Market Quotations	Broker Quote	$0.10–$149.79/ $20.09
Corporates – Non-Investment Grades	$3,521,519	Indicative Market Quotations	Broker Quote	$95.54/ N/A

International Portfolio
	Fair Value at 9/30/13	Valuation Technique	Unobservable Input	Range/ Weighted Average
Warrants	$23,055,999	Indicative Market Quotations	Broker Quote	$0.10-$149.79/ $20.58
Corporates – Non-Investment Grades	$1,525,585	Indicative market Quotations	Broker Quote	$95.25/ N/A

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	55

Notes to Financial Statements

developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of

56	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2013, the Portfolios did not have any unrecognized tax benefits.

E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time Fund Code Not Found commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time Fund Code Not Found commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio based on net assets or other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H. Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year. Distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	57

Notes to Financial Statements

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio—due to reclassifications of foreign currency and the tax treatment of passive foreign investment companies (“PFICs”) are reflected as adjustments to the components of capital as of September 30, 2013, as shown below:

Portfolio	Increase (Decrease) to Additional Paid-in Capital			Increase (Decrease) to Undistributed Net Investment Income (Loss)	Increase (Decrease) to Accumulated Net Realized Gain (loss) on Investment and Foreign Currency Transactions
Tax-Managed International	$	– 0	–	$2,075,367	$(2,075,367)
International		– 0	–	22,011	(22,011)

I. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Tax-Managed International Portfolio pays the Adviser an investment management fee at an annual rate of up to .925% of the first $1 billion, .85% of the next $3 billion, .80% of the next $2 billion, .75% of the next $2 billion, .65% of the next

58	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

$2 billion and .60% in excess of $10 billion of the average daily net assets of the Portfolio. The International Portfolio pays the Adviser an investment management fee at an annual rate of up to ..925% of the first $1 billion, .85% of the next $3 billion, .80% of the next $2 billion, .75% of the next $2 billion and .65% in excess of $8 billion of the average daily net assets of the Portfolio.

The Adviser has agreed to voluntarily waive the annual investment management fees of the Tax-Managed International and International Portfolios by an amount equal to .05% per annum of the respective net assets of the Portfolios, effective November 1, 2011. For the period ending September 30, 2013, such waivers amounted to $1,791,685 and $765,956, respectively.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to the Fund, the Portfolios and individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Tax-Managed International and International Class shares of the Portfolios. Under the agreement, the fee paid by the Tax-Managed International and International Class shares to the Adviser for services under this agreement is at an annual rate of ..25 of 1%, annualized of the average daily net assets of each Portfolio attributable to the respective class during the month.

Under a Transfer Agency Agreement between the Fund, on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. Such compensation retained by ABIS amounted to: Tax-Managed International Portfolio, $6,848 and International Portfolio, $12,768 for the year ended September 30, 2013.

C. Distribution Arrangements—Tax-Managed International and International Class Shares

Under the Distribution Agreement between the Fund, on behalf of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Tax-Managed International and International Class shares of the Portfolios. This agreement does not apply to the AllianceBernstein International Retail Class shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	59

Notes to Financial Statements

D. Distribution Arrangements—AllianceBernstein International Retail Classes

The Retail Classes of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A shares and 1% of the Class B and Class C shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
Tax-Managed International	$225,834	$1,234,833
International	198,352	1,443,314

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolios shares.

E. Other Transactions with Affiliates

Class A shares of the Portfolios are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolio’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

60	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

The Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C Shares for the year ended September 30, 2013, as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Portfolio	Class A	Class A			Class B	Class C
Tax-Managed International	$142	$	– 0	–	$300	$	– 0	–
International	126		23		68		7

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the year ended September 30, 2013 were as follows:

Portfolio	Total Commissions	Sanford C. Bernstein & Co., LLC			Sanford C. Bernstein & Co., Ltd.
Tax-Managed International	$5,551,145	$	– 0	–	$	– 0	–
International	2,404,385		– 0	–		– 0	–

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the year ended September 30, 2013, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities			Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
Tax-Managed International	$2,503,858,644	$	– 0	–	$2,800,351,877	$	– 0	–
International	1,073,409,302		– 0	–	1,234,862,920		– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

		Gross Unrealized		Net Unrealized Appreciation
Portfolio	Cost	Appreciation	(Depreciation)
Tax-Managed International	$3,181,407,435	$746,973,910	$(150,672,127)	$596,301,783
International	1,374,672,517	287,396,066	(67,962,510)	219,433,556

B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	61

Notes to Financial Statements

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into a futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2013, the Portfolios held futures for non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolios may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at

62	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Non-U.S. stock Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the year ended September 30, 2013, the Portfolios held foreign-currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, certain Portfolios may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	63

Notes to Financial Statements

Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolios. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolios could result in the Portfolios selling or buying a security or currency at a price different from the current market value.

During the year ended September 30, 2013, the Portfolios held purchased options for hedging purposes. During the year ended September 30, 2013, the Portfolios held written options for hedging purposes.

For the year ended September 30, 2013, the Portfolios had the following transactions in written options.

Tax-Managed International Portfolio	Number of Contracts		Premiums Received
Options written outstanding as of 9/30/12	550,200			$4,512,397
Options written	– 0	–		– 0	–
Options expired	(550,200)			(4,512,397)
Options bought back	– 0	–		– 0	–
Options exercised	– 0	–		– 0	–

Options written outstanding as of 9/30/13	– 0	–	$	– 0	–

64	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

International Portfolio	Number of Contracts		Premiums Received
Options written outstanding as of 9/30/12	233,740			$1,916,989
Options written	– 0	–		– 0	–
Options expired	(233,740)			(1,916,989)
Options bought back	– 0	–		– 0	–
Options exercised	– 0	–		– 0	–

Options written outstanding as of 9/30/13	– 0	–	$	– 0	–

Documentation governing the Portfolios’ OTC derivatives may contain provisions for early termination of a such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolios’ counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of September 30, 2013, the Portfolios had the following OTC derivatives with contingent features in net liability positions.

Portfolio	Total Market Value of OTC Derivatives	Market Value of Collateral Pledged			Uncollateralized Amount
Tax-Managed International	$6,755,518	$	– 0	–	$6,755,518
International	2,096,524		– 0	–	2,096,524

If a trigger event had occurred at September 30, 2013, for those derivatives in a net liability position, the uncollateralized amount would be required to be posted by the Portfolios.

At September 30, 2013, the Portfolios had entered into the following derivatives:

Tax-Managed International Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$42,271,489	Unrealized depreciation of forward currency exchange contracts	$27,600,583

Total		$42,271,489		$27,600,583

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	65

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended September 30, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(874,072)	$	– 0	–

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	26,263,315		14,014,589

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(11,772,079)		10,630,776

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	4,714,634		(4,441,694)

Total		$18,331,798		$20,203,671

International Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$4,747,909	Unrealized depreciation of forward currency exchange contracts	$2,770,547

Total		$4,747,909		$2,770,547

66	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended September 30, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(220,364)	$99,493

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	14,209,590	3,418,313

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(5,001,101)	4,516,244

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	2,002,905	(1,886,952)

Total		$10,991,030	$6,147,098

The following tables represent the volume of the Portfolios’ derivative transactions during the year ended September 30, 2013:

Tax-Managed International Portfolio
Futures:
Average original value of buy contracts	$17,545,681	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,104,504,341
Average principal amount of sale contracts	$1,105,147,698
Purchased Options:
Average monthly cost	$11,267,107	(b)

(a)	Positions were open for one month during the year.

(b)	Positions were open for two months during the year.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	67

Notes to Financial Statements

International Portfolio
Futures:
Average original value of buy contracts	$5,720,602	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$469,495,241
Average principal amount of sale contracts	$468,211,939
Purchased Options:
Average monthly cost	$4,786,575	(b)

(a)	Positions were open for one month during the year.

(b)	Positions were open for two months during the year.

C. Currency Transactions

The Portfolios may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE 4.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended Setember 30, 2013 and September 30, 2012 were as follows:

	2013	2012
Tax-Managed International
Distributions paid from:
Ordinary income	$72,321,647	$81,441,475

Total distributions paid	$72,321,647	$81,441,475

International
Distributions paid from:
Ordinary income	$28,680,557	$30,720,671

Total distributions paid	$28,680,557	$30,720,671

68	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

As of September 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit) (c)
Tax-Managed International	$75,596,414	$(2,318,542,337)	$599,062,830	$(1,643,883,093)
International	28,990,696	(1,155,032,005)	220,433,592	(905,607,717)

(a)

During the fiscal year ended September 30, 2013, the Portfolios utilized capital loss carryforwards of $76,586,728 and $40,063,720, respectively, to offset current year net realized gains. Additionally, as of September 30, 2013, the Portfolios had capital loss carryforwards for federal income tax purposes.

(b)

The differences between book-basis and tax-basis unrealized appreciation/ (depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs) and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)

The difference between book-basis and tax-basis components of accumuilated earnings/(deficit) are attributable primarily to the treatment of interest on defaulted securities and dividends payable to shareholders. In addition, the Portfolios had cumulative disallowance of post August 17, 2012 French withholding expense.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2013, the following Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount	Long-Term Amount	Expiration
Tax-Managed International	$344,280,794	n/a	2017
Tax-Managed International	1,714,396,065	n/a	2018
Tax-Managed International	102,663,095	$157,202,383	No expiration
International	137,445,488	n/a	2017
International	910,864,476	n/a	2018
International	17,358,372	89,363,669	No expiration

NOTE 5.

Risks Involved in Investing in the Portfolios

Foreign Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	69

Notes to Financial Statements

where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities.

In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Actions by a Few Major Investors—In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Country Concentration Risk—The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—This is the risk that, by combining the growth and value styles, returns may be lower over any given time period than if the Portfolio had owned only the equity style that performed better during that period.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates, or indices. Derivatives may be illiquid and difficult to priced or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets

70	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. It has allocated 1.2 billion to the Tax-Managed International Portfolio of which 600 million is allocated to the Tax-Managed International Class Shares and 200 million to each of the three retail classes of shares. The Fund has allocated 1.4 billion to the International Portfolio of which 600 million is allocated to the International Class Shares, 200 million to each of the three retail classes of shares and 200 million to the retirement class of shares (which is not currently being offered). Share transactions for each Portfolio for the years ended September 30, 2013 and September 30, 2012, were as follows:

	Tax-Managed International Portfolio
	Shares		Amount
	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012

Tax-Managed International Class Shares
Shares sold	33,311,751	57,853,391	$483,355,614	$759,377,959

Shares issued to shareholders on reinvestment of dividends	3,921,184	515,833	53,798,640	6,220,938

Shares redeemed	(56,966,994)	(87,783,543)	(818,567,905)	(1,140,326,478)

Net decrease	(19,734,059)	(29,414,319)	(281,413,651)	(374,727,581)

Beginning of period	258,557,373	287,971,692	5,646,116,396	6,020,843,977

End of period	238,823,314	258,557,373	$5,364,702,745	$5,646,116,396

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	71

Notes to Financial Statements

Tax-Managed International Portfolio
Shares	Amount
Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012

Class A Shares
Shares sold	11,560	10,681	$165,886	$133,926

Shares issued to shareholders on reinvestment of dividends	1,108	1,847	15,012	22,092

Shares converted from Class B	937	1,149	13,237	15,047

Shares redeemed	(22,985)	(84,856)	(327,092)	(1,137,586)

Net decrease	(9,380)	(71,179)	(132,957)	(966,521)

Beginning of period	107,530	178,709	6,679,065	7,645,586

End of period	98,150	107,530	$6,546,108	$6,679,065

Class B Shares
Shares issued to shareholders on reinvestment of dividends	– 0	–	67	$	– 0	–	$801

Shares converted to Class A	(940)	(1,160)	(13,237)	(15,047)

Shares redeemed	(8,010)	(213)	(108,947)	(2,701)

Net decrease	(8,950)	(1,306)	(122,184)	(16,947)

Beginning of period	10,145	11,451	406,894	423,841

End of period	1,195	10,145	$284,710	$406,894

Class C Shares
Shares sold	3,478	– 0	–	$52,000	$	– 0	–

Shares issued to shareholders on reinvestment of dividends	– 0	–	192	– 0	–	2,292

Shares redeemed	(17,310)	(21,103)	(239,749)	(266,755)

Net decrease	(13,832)	(20,911)	(187,749)	(264,463)

Beginning of period	43,050	63,961	2,685,359	2,949,822

End of period	29,218	43,050	$2,497,610	$2,685,359

72	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

	International Portfolio
	Shares		Amount
	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012

International Class Shares
Shares sold	13,142,135	35,737,933	$190,340,328	$454,335,702

Shares issued to shareholders on reinvestment of dividends	1,825,022	254,749	24,911,553	3,051,895

Shares redeemed	(26,851,107)	(44,720,160)	(385,718,262)	(586,630,625)

Net decrease	(11,883,950)	(8,727,478)	(170,466,381)	(129,243,028)

Beginning of period	112,260,369	120,987,847	2,646,827,173	2,776,070,201

End of period	100,376,419	112,260,369	$2,476,360,792	$2,646,827,173

Class A Shares
Shares sold	31,608	57,436	$448,174	$734,196

Shares issued to shareholders on reinvestment of dividends	5,852	8,678	79,057	103,531

Shares converted from Class B	8,579	9,456	123,581	120,705

Shares redeemed	(220,990)	(187,553)	(3,121,554)	(2,457,299)

Net decrease	(174,951)	(111,983)	(2,470,742)	(1,498,867)

Beginning of period	474,538	586,521	25,030,082	26,528,949

End of period	299,587	474,538	$22,559,340	$25,030,082

Class B Shares
Shares sold	1,276	3,323	$17,816	$42,580

Shares issued to shareholders on reinvestment of dividends	142	291	1,917	3,464

Shares converted to Class A	(8,597)	(9,487)	(123,581)	(120,705)

Shares redeemed	(16,104)	(19,427)	(235,319)	(244,965)

Net decrease	(23,283)	(25,300)	(339,167)	(319,626)

Beginning of period	41,653	66,953	2,135,291	2,454,917

End of period	18,370	41,653	$1,796,124	$2,135,291

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	73

Notes to Financial Statements

	International Portfolio
	Shares		Amount
	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012

Class C Shares
Shares sold	15,975	19,567	$228,986	$245,645

Shares issued to shareholders on reinvestment of dividends	1,185	1,351	16,062	16,149

Shares redeemed	(69,923)	(123,621)	(986,576)	(1,605,101)

Net decrease	(52,763)	(102,703)	(741,528)	(1,343,307)

Beginning of period	222,570	325,273	13,558,373	14,901,680

End of period	169,807	222,570	$12,816,845	$13,558,373

NOTE 7.

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE 8.

Subsequent Events

Effective October 24, 2013, the Adviser has agreed to extend the voluntary waiver of the annual investment management fees of the Portfolios by an amount equal to 0.05% per annum of the respective net assets of the Portfolios through October 31, 2014.

Effective October 1, 2013, the Adviser has voluntarily agreed to waive the transfer agency and printing fees for Classes A, B and C of the Portfolios.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolios’ financial statements through this date.

74	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Tax-Managed International Portfolio
	Class A
	Year Ended September 30,
	2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 13.07		$ 12.29		$ 15.02		$ 14.97		$ 16.37

Income From Investment Operations
Net investment income(a)	.13	(b)	.05	(b)	.10		.12		.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.73		.93		(2.67)		.10		(1.14)
Contributions from Adviser	– 0	–	– 0	–	– 0	–(c)	.00	(c)	.00 (c)

Total from investment operations	2.86		.98		(2.57)		.22		(.97)

Less: Dividends
Dividends from taxable net investment income	(.15)		(.20)		(.16)		(.17)		(.43)

Net asset value, end of period	$ 15.78		$ 13.07		$ 12.29		$ 15.02		$ 14.97

Total Return(d)	22.10%		8.10%		(17.30)%		1.47%		(5.15)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,549		$1,405		$2,195		$3,321		$3,876
Average net assets (000 omitted)	$1,465		$1,741		$3,133		$3,530		$4,871
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.88%		2.36%		2.02%		1.78	%+	1.70%
Expenses, before waivers/reimbursements	1.93%		2.40%		2.02%		1.78	%+	1.70%
Net investment income	.88	%(b)	.37	%(b)	.64%		.85	%+	1.37%
Portfolio turnover rate	72%		62%		61%		85%		84%

See footnote summary on page 80.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	75

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class B
Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 12.92	$ 12.12	$ 14.82	$ 14.81	$ 16.03

Income From Investment Operations
Net investment income (loss)(a)	(.05	)(b)	(.03	)(b)	(.02)	.02	.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.78	.90	(2.62)	.08	(1.09)
Contributions from Advisor	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)

Total from investment operations	2.73	0.87	(2.64)	.10	(1.02)

Less: Dividends
Dividends from taxable net investment income	– 0	–	(.07)	(.06)	(.09)	(.20)

Net asset value, end of period	$ 15.65	$ 12.92	$ 12.12	$ 14.82	$ 14.81

Total Return(d)	21.13%	7.23%	(17.90)%	.67%	(5.96)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$19	$131	$139	$229	$368
Average net assets (000 omitted)	$41	$143	$201	$326	$302
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.79%	3.21%	2.76%	2.52	%+	2.53%
Expenses, before waivers/reimbursements	2.84%	3.26%	2.76%	2.52	%+	2.53%
Net investment income (loss)	(.41	)%(b)	(.23	)%(b)	(.16)%	.16	%+	.61%
Portfolio turnover rate	72%	62%	61%	85%	84%

See footnote summary on page 80.

76	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class C
Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 12.97	$ 12.13	$ 14.83	$ 14.82	$ 16.02

Income From Investment Operations
Net investment income (loss)(a)	.00	(b)(c)	(.02	)(b)	(.03)	.03	.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.75	.91	(2.61)	.07	(1.07)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)

Total from investment operations	2.75	.89	(2.64)	.10	(1.00)
Less: Dividends
Dividends from taxable net investment income	– 0	–	(.05)	(.06)	(.09)	(.20)

Net asset value, end of period	$ 15.72	$ 12.97	$ 12.13	$ 14.83	$ 14.82

Total Return(d)	21.20%	7.38%	(17.89)%	.67%	(5.84)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$459	$558	$776	$1,764	$1,736
Average net assets (000 omitted)	$453	$765	$1,233	$1,711	$1,631
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.63%	3.15%	2.69%	2.49	%+	2.46%
Expenses, before waivers/reimbursements	2.68%	3.20%	2.69%	2.49	%+	2.46%
Net investment income (loss)	(.01	)%(b)	(.19	)%(b)	(.18)%	.19	%+	.61%
Portfolio turnover rate	72%	62%	61%	85%	84%

See footnote summary on page 80.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	77

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	International Portfolio
	Class A
	Year Ended September 30,
	2013		2012		2011	2010		2009

Net asset value, beginning of period	$ 13.07		$ 12.28		$ 14.99	$ 14.89		$ 16.37

Income from investment operations
Net investment income(a)	.08	(b)	.11	(b)	.14	.16		.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.70		.89		(2.66)	.15		(1.28)

Total from investment operations	2.78		1.00		(2.52)	0.31		(1.09)

Less: Dividends
Dividends from taxable net investment income	(.20)		(.21)		(.19)	(.21)		(.39)

Net asset value, end of period	$ 15.65		$ 13.07		$ 12.28	$ 14.99		$ 14.89

Total return(d)	21.55%		8.32%		(17.04)%	2.10%		(5.94)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$4,688		$6,201		$7,202	$11,455		$19,875
Average net assets (000 omitted)	$5,196		$6,718		$9,982	$15,764		$20,274
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.10%		2.05%		1.69%	1.53	%+	1.60%
Expenses, before waivers/reimbursements	2.15%		2.09%		1.69%	1.53	%+	1.60%
Net investment income	.59	%(b)	.85	%(b)	.92%	1.13	%+	1.61%
Portfolio turnover rate	72%		69%		62%	84%		91%

See footnote summary on page 80.

78	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	International Portfolio
	Class B
	Year Ended September 30,
	2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 12.97		$ 12.14		$ 14.82		$ 14.74		$ 16.12

Income From Investment Operations
Net investment income (loss)(a)	(.03	)(b)	(.01	)(b)	.03		.05		.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.67		.90		(2.63)		.14		(1.25)

Total from investment operations	2.64		.89		(2.60)		.19		(1.15)

Less: Dividends
Dividends from taxable net investment income	(.05)		(.06)		(.08)		(.11)		(.23)

Net asset value, end of period	$ 15.56		$ 12.97		$ 12.14		$ 14.82		$ 14.74

Total Return(d)	20.43%		7.38%		(17.67	) %	1.28%		(6.72)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$286		$540		$813		$1,572		$1,982
Average net assets (000 omitted)	$436		$680		$1,309		$1,722		$1,820
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.9%		2.90%		2.46%		2.30	%+	2.37%
Expenses, before waivers/reimbursements	2.97%		2.94%		2.46%		2.30	%+	2.37%
Net investment income (loss)	(.24	) %(b)	(.05	) %(b)	.18%		.34	%+	.84%
Portfolio turnover rate	72%		69%		62%		84%		91%

See footnote summary on page 80.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	79

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	International Portfolio
	Class C
	Year Ended September 30,
	2013		2012		2011	2010		2009

Net asset value, beginning of period	$ 13.01		$ 12.17		$ 14.84	$ 14.76		$ 16.13

Income From Investment Operations
Net investment income (loss)(a)	(.01	)(b)	.01	(b)	.02	.06		.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.69		.90		(2.61)	.13		(1.25)

Total from investment operations	2.68		.91		(2.59)	.19		(1.14)

Less: Dividends
Dividends from taxable net investment income	(.08)		(.07)		(.08)	(.11)		(.23)

Net asset value, end of period	$ 15.61		$ 13.01		$ 12.17	$ 14.84		$ 14.76

Total Return(d)	20.73%		7.50%		(17.58)%	1.28%		(6.65)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$2,650		$2,896		$3,957	$8,254		$10,451
Average net assets (000 omitted)	$2,721		$3,460		$6,362	$9,147		$10,192
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.82%		2.79%		2.40%	2.24	%+	2.32%
Expenses, before waivers/reimbursements	2.88%		2.83%		2.40%	2.24	%+	2.32%
Net investment income (loss)	(.10	)%(b)	.09	%(b)	.16%	.39	%+	.89%
Portfolio turnover rate	72%		69%		62%	84%		91%

+	The ratio includes expenses attributable to costs of proxy solicitation.

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements

80	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and AllianceBernstein International Retail Class Shareholders of Sanford C. Bernstein Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tax-Managed International Portfolio and International Portfolio (two of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 26, 2013

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	81

Report of Independent Registered Public Accounting Firm

2013 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the income earned by each applicable Portfolio during the taxable year ended September 30, 2013. For individual shareholders, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income:

Portfolio	Qualified Dividend Income
Tax-Managed International	$88,679,044
International	38,020,811

These Portfolios intend to make an election to pass through foreign taxes paid by the Portfolios to their shareholders. For the taxable year ended September 30, 2013, the total amounts of foreign taxes that may be passed through and the foreign source income for information reporting purposes is as follows:

Portfolio	Foreign Taxes To Pass Through	Foreign Source Income
Tax-Managed International	$6,802,133	$107,157,688
International	2,920,203	45,846,798

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2014.

82	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

2013 Federal Tax Information

BOARD OF DIRECTORS

Thomas B. Stiles, II(1)(2) , Chairman

Dianne F. Lob, President

Bart Friedman(1)

R. Jay Gerken(1)

William Kristol(1)

Debra Perry(1)

Donald K. Peterson(1)

Rosalie J. Wolf(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

†	For the AllianceBernstein International and AllianceBernstein Tax-Managed International Portfolios, Classes A, B and C shares only.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	83

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Dianne F. Lob,** 1345 Avenue of the Americas, New York, NY 10105 59 (2010)	Senior Vice President of AllianceBernstein L.P. with which she has been associated since prior to 2008. She is Chairman of Bernstein’s Private Client Investment Policy Group since 2004; Senior portfolio manager since 1999. Previously, Ms. Lob spent 22 years at J.P. Morgan, where she was a managing director and an investment banker specializing in providing mergers and acquisitions advice and debt and equity financing for large-capitalization industrial companies. During her career she held various positions in equity capital markets, international corporate finance, interest and currency swap marketing, lease advisory services and media client banking.	18	None

DISINTERESTED DIRECTORS***
Thomas B. Stiles, II, # ^ 73 (2003) Chairman of the Board	President and Director of Cedar Lawn Corporation (cemetery). Formerly, Managing Director, Senior Portfolio Manager and Director of Investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999. Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988-1997 and Executive Vice President and Director of E.F. Hutton Group from 1982-1987.	18	Cedar Lawn Corporation

84	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Management of the Fund

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Bart Friedman, # 68 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2008.	18	Chair of the Audit Committee of The Brookings Institution; Chair of the Audit Committee of Lincoln Center for the Performing Arts; and Allied World Assurance Holdings

R. Jay Gerken, # 62 (2013)

Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds boards of the Citigroup Asset Management mutual funds (2002-2005); Portfolio Manager and Managing Director, Smith Barney Asset Management (1993-2001) and President & CEO, Directions Management of Shearson Lehman, Inc. (1988-1993).

			Nature Conservancy of New Jersey; and Cedar Lawn Corporation

William Kristol, # 60 (1994)	Editor, The Weekly Standard since prior to 2008. Formerly, he was also a Fox News Contributor until August 2013.	18	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and the Institute for the Study of War

Debra Perry, # 62 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer and Chief Credit Officer, Moody’s, from 1999 to 2001; Group Managing Director for the Finance, Securities and Insurance Rating Groups, Moody’s Corp., from 1996 to 1999. Earlier she held executive positions with First Boston Corporation and Chemical Bank.	18	Korn Partner Re;/Ferry International; Bank of America Funds Series Trust; Committee for Economic Development; CNO Financial Group, Inc. since prior to 2008 until 2011; and MBIA Inc. since prior to 2008 until March 2008

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	85

Management of the Fund

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Donald K. Peterson, # 64 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (January 2002-September 2006); President and Chief Executive Officer, Avaya Inc. (October 2000-December 2001); President, Enterprise Systems Group (February 2000-September 2000); Chief Financial Officer, Lucent Technologies (1996-February 2000); Chief Financial Officer, AT&T, Communications Services Group (1995-1996); President, Nortel Communications Systems, Inc. (1994-1995). Prior thereto, he was at Nortel from (1976-1995).	18	Worcester Polytechnic Institute; Overseers of the Amos Tuck School of Business Administration; TIAA-CREF; and Committee for Economic Development

Rosalie J. Wolf, # 72 (2000)	Managing Partner, Botanica Capital Partners LLC, and also Member of Brock Capital Group LLC. Member of the Investment Committee of the Board at the David and Lucile Packard Foundation. Formerly, she was a Managing Director at Offit Hall Capital Management LLC from January 2001 through 2003. From 1994-2000 she was Treasurer and Chief Investment Officer of The Rockefeller Foundation. Earlier she held financial executive positions with International Paper Company, Bankers Trust and Mobil Oil Corporation.	18	TIAA-CREF; and North European Oil Royalty Trust

*	There is no stated term of office for the Directors.

**	Ms. Lob is an “interested person”, as defined in the 1940 Act, due to her affiliation with AllianceBernstein.

***	The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

#	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^	Member of the Fair Value Pricing Committee.

86	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Dianne F. Lob, 59	President	See biography above.

Philip L. Kirstein, 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Emilie D. Wrapp, 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2008.

Joseph J. Mantineo, 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2008.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	87

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

[1]	The Senior Officer’s evaluation was completed on October 3, 2013 and discussed with the Board on October 15, 23 and 24, 2013.

[2]

Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

88	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
Tax-Managed International Portfolio	First $1 billion Next $3 billion Next $2 billion Next $2 billion Next $2 billion On the balance	0.925 0.850 0.800 0.750 0.650 0.600	% % % % % %
The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2014.

[3]	Jones v. Harris at 1427.

[4]	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	89

Portfolio	Advisory Fee Based on % of Average Daily Net Assets
International Portfolio	First $1 billion Next $3 billion Next $2 billion Next $2 billion On the balance	0.925 0.850 0.800 0.750 0.650	% % % % %
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2014.

Emerging Markets Portfolio	First $1 billion Next $1 billion Next $1 billion Next $3 billion On the balance	1.175 1.050 1.000 0.900 0.850
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2014.

U.S. Government Short Duration Portfolio	First $750 million	0.450%
Short Duration Plus Portfolio	On the balance	0.400%
Short Duration California Municipal Portfolio
Short Duration Diversified Municipal Portfolio
Short Duration New York Municipal Portfolio

Intermediate Duration Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio	Next $2 billion Next $2 billion Next $2 billion On the balance	0.450 0.400 0.350 0.300	% % % %

California Municipal Portfolio New York Municipal Portfolio	First $1 billion Next $2 billion Next $2 billion On the balance	0.500 0.450 0.400 0.350	% % % %

The Portfolios’ net assets on September 30, 2013 and September 30, 2012 are set forth below:

Portfolio	09/30/13 Net Assets ($MM)	09/30/12 Net Assets ($MM)	Change ($MM)
Tax-Managed International Portfolio	$3,842.0	$3,456.1		$385.9
International Portfolio	$1,610.1	$1,497.0		$113.1
Emerging Markets Portfolio	$1,192.6	$1,240.9	-$	48.3
U.S. Government Short Duration Portfolio	$52.9	$109.3	-$	56.4
Short Duration Plus Portfolio	$460.7	$625.3	-$	164.6
Intermediate Duration Portfolio	$3,970.2	$4,826.1	-$	855.9
Short Duration California Municipal Portfolio	$69.7	$99.9	-$	30.2
Short Duration Diversified Municipal Portfolio	$274.5	$394.6	-$	120.1

90	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio	09/30/13 Net Assets ($MM)	09/30/12 Net Assets ($MM)	Change ($MM)
Short Duration New York Municipal Portfolio	$108.5	$133.2	-$	24.7
California Municipal Portfolio	$1,052.7	$1,132.5	-$	79.9
Diversified Municipal Portfolio	$5,547.5	$5,670.5	-$	123.0
New York Municipal Portfolio	$1,644.5	$1,837.6	-$	193.1

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in percentage terms of the advisory fee schedule changes made since October 2004 for each Portfolio. The estimated fees are based on September 30, 2013 net assets:

Effective Advisory Fees Based on October 2004 Fee Schedule vs.

Current Fee Schedule

Portfolio	October 2004	Current	Difference
Tax-Managed International Portfolio	0.926%	0.820%[5]	-0.106%
International Portfolio	0.962%	0.847%[5]	-0.115%
Emerging Markets Portfolio	1.230%	1.105%[5]	-0.125%
U.S. Government Short Duration Portfolio	0.500%	0.450%	-0.050%
Short Duration Plus Portfolio	0.500%	0.450%	-0.050%
Intermediate Duration Portfolio	0.463%	0.450%	-0.013%
Short Duration California Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	-0.050%
California Municipal Portfolio	0.497%	0.497%	0.000%
Diversified Municipal Portfolio	0.459%	0.431%	-0.028%
New York Municipal Portfolio	0.480%	0.480%	-0.000%

Set forth below are the Portfolios’ total expense ratios for the semi-annual period ended March 31, 2013:

Portfolio	Semi-Annual Period Ending 03/31/13 Total Expense Ratio[6]
Tax-Managed International Portfolio	Private Client Class A Class B Class C	1.11 2.23 3.05 2.96	% % % %

International Portfolio	Private Client Class A Class B Class C	1.15 1.98 2.71 2.69	% % % %

[5]	The estimated advisory fees include the 5 basis points advisory fee waiver effective through October 31, 2014.

[6]	Annualized.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	91

Portfolio	Semi-Annual Period Ending 03/31/13 Total Expense Ratio[6]
Emerging Markets Portfolio	Private Client	1.43%

U.S. Government Short Duration Portfolio	Private Client	0.70%

Short Duration Plus Portfolio	Private Client Class A Class B Class C	0.61 0.93 1.27 1.12	% % % %

Intermediate Duration Portfolio	Private Client	0.57%

Short Duration California Municipal Portfolio	Private Client	0.68%

Short Duration Diversified Municipal Portfolio	Private Client	0.62%

Short Duration New York Municipal Portfolio	Private Client	0.65%

California Municipal Portfolio	Private Client Class A Class B Class C	0.63 0.85 1.57 1.55	% % % %

Diversified Municipal Portfolio	Private Client Class A Class B Class C	0.56 0.77 1.48 1.47	% % % %

New York Municipal Portfolio	Private Client Class A Class B Class C	0.61 0.84 1.55 1.54	% % % %

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and

92	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Retail investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.7 In addition to the relevant AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2013 net assets.8

[7]

The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

[8]

The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	93

Portfolio	Net Assets 09/30/13 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$3,842.0	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.407%	0.820%

International Portfolio	$1,610.1	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.418%	0.847%

Emerging Markets Portfolio	$1,192.6	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.808%	1.105%

U.S. Government Short Duration Portfolio[9]	$52.9	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.238%	0.450%

Short Duration Plus Portfolio	$460.7	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.154%	0.450%

Intermediate Duration Portfolio	$3,970.2	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.450%

[9]

The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Bank of America/Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

94	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio	Net Assets 09/30/13 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Short Duration California Municipal Portfolio	$69.7	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.229%	0.450%

Short Duration Diversified Municipal Portfolio	$274.5	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.173%	0.450%

Short Duration New York Municipal Portfolio	$108.5	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.215%	0.450%

California Municipal Portfolio	$1,052.7	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.196%	0.497%

Diversified Municipal Portfolio	$5,547.5	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.431%

New York Municipal Portfolio	$1,644.5	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.480%

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	95

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the differences between the advisory fees charged to the Portfolios and the fees charged to their corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.10

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory fee schedules of most ABMF funds in existence at the time of the settlement were affected by the AoD, which contemplate eight categories with almost all of the ABMF funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are the effective advisory fees of the Portfolios based on the investment advisory fees schedules of the ABMF funds and what would have been the effective advisory fees of the Portfolios had the advisory fee schedules of the ABMF funds been applicable to the Portfolios based on the Portfolios’ September 30, 2013 net assets:

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.715%	0.820%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.847%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.105%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.481%	0.450%

[10]	Group peers selected by Lipper from the 2013 Lipper 15(c) Report.

96	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.497%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.418%	0.431%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.480%

Set forth below are the advisory fee schedules of certain ABMF funds, which have a somewhat similar investment style as certain Portfolios and do not follow the NYAG categories. Also set forth below are what would have been the effective advisory fees of the Portfolios had the ABMF fee schedules been applicable to the Portfolios based on the Portfolios’ September 30, 2013 net assets:

Portfolio	ABMF Fund	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
International Portfolio	International Discovery Equity Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.981%	0.847%

	International Focus 40 Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.981%	0.847%

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	97

Portfolio	ABMF Fund	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Emerging Markets Portfolio	Emerging Markets Multi-Asset Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.992%	1.105%

Emerging Markets Portfolio	Emerging Markets Equity Portfolio	117.5 bp on 1st $1 billion 105 bp on next $1 billion 100 bp on next $1 billion 90 bp on next $3 billion 85 bp on the balance	1.155%	1.105%

Intermediate Duration Portfolio	Sanford C. Bernstein Fund II, Inc. (“SCB II”)—Intermediate Duration Institutional Portfolio[11]	50 bp on 1st 1 billion 45 bp on the balance	0.463%	0.450%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[12]
Emerging Markets Portfolio	Emerging Markets Growth Class A Class I (Institutional)	1.70% 0.90%

	Emerging Markets Value Class A Class I (Institutional)	1.75% 0.95%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services.

[11]	It should be noted that SCB II’s fund expenses are capped at 0.45%.
[12]	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

98	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	Distributor	Fee
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Equity Fund[13],[14]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A / B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2013 net assets:

Portfolio	Sub-Advised Fund	Sub-Advised Fund Fee Schedule	Sub-Advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
International Portfolio	Client #1	0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.578%	0.847%

Emerging Markets Portfolio	Client #2	0.75% on the first $50 million 0.55% on the next $50 million 0.50% on the next $300 million 0.45% on the balance	0.479%	1.105%

Intermediate Duration Portfolio	Client #3	0.29% on the first $100 million 0.20% on the balance	0.202%	0.450%

Diversified Municipal Portfolio	Client #4	0.16% on the first $40 million 0.15% on the next $40 million 0.14% on the next $40 million 0.13% on the balance (aggregated with other client accounts)	0.130%	0.431%

[13]	The ITM fund is privately placed or institutional.

[14]	The ITM fund has an additional Fund of Funds fee of 0.10% paid to its manager, Sumitomo Trust Bank, in addition to the AllianceBernstein fee.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	99

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship where it is providing only investment related service at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment related service.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.15 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee,16 estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)17 and the Portfolio’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

[15]

The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

[16]

The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

[17]

Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

100	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

The original EGs of certain Portfolios had an insufficient number of comparable peers. Consequently, Lipper expanded the EGs of the Portfolios to include peers with a different load type,18 and for certain Portfolios, a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the EGs of the Portfolios, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”) were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment classification/objective and load type. A “normal” EU will include all funds that have the same investment classification/objective and load type as the subject Portfolio.19

Contractual management fees on a pro-forma basis are also shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio to show the effect of the 5 basis points investment advisory fee waiver on the Portfolios’ comparisons to their Lipper peers.

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
Tax-Managed International Portfolio[20]	0.870	0.858	7/12
Pro-forma	0.820	0.858	5/12

International Portfolio[20]	0.898	0.880	9/14
Pro-forma	0.848	0.880	5/14

Emerging Markets Portfolio	1.159	1.200	8/17
Pro-forma	1.109	1.200	7/17

U.S. Government Short Duration Portfolio	0.450	0.462	6/16

Short Duration Plus Portfolio	0.450	0.440	9/16

Intermediate Duration Portfolio	0.449	0.459	8/17

Short Duration California Municipal Portfolio[21]	0.450	0.450	5/9

Short Duration Diversified Municipal Portfolio	0.450	0.463	6/12

[18]	At the request of the Senior Officer and the Adviser, the EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end and no-load.

[19]	Except for asset (size) comparability, Lipper uses the same EG criteria when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

[20]	On July 9, 2013 Lipper changed its investment classification for Tax-Managed International Portfolio and International Portfolio from International Multi-Cap Core (“IMLC”) to International Multi-Cap Growth (“IMLG”). However, at the request of the Senior Officer and the Adviser, Lipper considered the IMLC universe to select both Portfolios’ expense and performance groups.

[21]	Lipper expanded the Portfolio’s EG with respect to investment classification/objective.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	101

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
Short Duration New York Municipal Portfolio[21]	0.450	0.450	5/9

California Municipal Portfolio[21]	0.497	0.479	10/14

Diversified Municipal Portfolio	0.435	0.430	10/16

New York Municipal Portfolio[21]	0.480	0.472	10/15

Set forth below is a comparison of the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and EU. The Portfolios’ rankings are also shown.

Portfolio	Expense Ratio (%)[22]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Tax-Managed International Portfolio	1.112	1.250	2/12	1.240	45/132

International Portfolio	1.160	1.269	3/14	1.240	50/132

Emerging Markets Portfolio	1.444	1.533	6/17	1.458	133/274

U.S. Government Short Duration Portfolio	0.681	0.720	6/16	0.684	22/44

Short Duration Plus Portfolio	0.622	0.727	6/16	0.633	70/145

Intermediate Duration Portfolio	0.568	0.785	2/17	0.685	109/343

Short Duration California Municipal Portfolio[23]	0.669	0.669	5/9	0.629	10/16

Short Duration Diversified Municipal Portfolio	0.595	0.617	5/12	0.595	30/59

Short Duration New York Municipal Portfolio[23]	0.639	0.601	6/9	0.629	9/16

California Municipal Portfolio[23]	0.632	0.668	6/15	0.647	103/228

Diversified Municipal Portfolio	0.557	0.703	2/16	0.617	43/117

New York Municipal Portfolio[23]	0.609	0.659	5/15	0.622	64/137

[22]	The total expense ratios are for the most recently completed fiscal year Private Client Class.

[23]	Lipper expanded the Portfolio’s EG/EU with respect to investment classification/objective under standard Lipper guidelines.

102	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Based on this analysis, considering pro-forma information where possible, except for Short Duration New York Municipal Portfolio, U.S. Government Short Duration Portfolio and Short Duration California Municipal Portfolio, the Portfolios have a more favorable ranking on a total expense ratio basis than on a contractual management fee basis; Short Duration New York Municipal Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis; U.S. Government Short Duration Portfolio and Short Duration California Municipal Portfolio have equally favorable rankings on a contractual management fee and total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. With the exception of Tax-Managed International Portfolio and International Portfolio, the Adviser’s profitability, excluding administrating and servicing fees decreased for the Portfolios during calendar year 2012, relative to 2011.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the Fixed-Income Portfolios a fee of 0.10% of average daily assets and the Equity Portfolios a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2012:24

Portfolio	Shareholder Servicing Agreement Fee
Tax-Managed International Portfolio	$8,996,087
International Portfolio	$3,865,628
Emerging Markets Portfolio	$3,258,103
U.S. Government Short Duration Portfolio	$126,795
Short Duration Plus Portfolio	$544,248
Intermediate Duration Portfolio	$4,944,151

[24]	The Shareholder Servicing Agreement does not apply to the Retail Class shares of the Portfolios.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	103

Portfolio	Shareholder Servicing Agreement Fee
Short Duration California Municipal Portfolio	$103,813
Short Duration Diversified Municipal Portfolio	$437,015
Short Duration New York Municipal Portfolio	$148,340
California Municipal Portfolio	$1,026,677
Diversified Municipal Portfolio	$4,839,804
New York Municipal Portfolio	$1,541,811

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the retail class shares of the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”) for providing such services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. As of September 30, 2013, with respect to Tax-Managed International Portfolio and International Portfolio, the retail classes make up a small percentage of each of those Portfolios’ total net assets:

Portfolio	09/30/13 Total Retail as % of Net Assets
Tax-Managed International Portfolio	0.1%
International Portfolio	0.5%
Short Duration Plus Portfolio	14.1%
California Municipal Portfolio	14.1%
Diversified Municipal Portfolio	23.0%
New York Municipal Portfolio	18.2%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $19 million for distribution services and educational support (revenue sharing payments).

104	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2012:

Portfolio	Amount Received
Tax-Managed International Portfolio	$139
International Portfolio	$238
Short Duration Plus Portfolio	$3,881
California Municipal Portfolio	$0
Diversified Municipal Portfolio	$0
New York Municipal Portfolio	$1,257

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2012:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$14,310	$0
International Portfolio	$61,549	$1,507
Short Duration Plus Portfolio	$452,043	$4,152
California Municipal Portfolio	$490,944	$859
Diversified Municipal Portfolio	$3,366,085	$110,792
New York Municipal Portfolio	$1,402,236	$26,746

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios during the fiscal year ended September 30, 2012:25

Portfolio	ABIS Fee
Tax-Managed International Portfolio[26]	$17,981
International Portfolio[26]	$17,707
Short Duration Plus Portfolio	$33,848
California Municipal Portfolio	$17,997
Diversified Municipal Portfolio	$57,627
New York Municipal Portfolio	$30,186

[25]	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balances that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account. However, due to lower average balances and interest rates during the fiscal year ended September 30, 2012, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

[26]	Effective February 25, 2013, ABIS waived the $18,000 minimum charge for the Portfolio.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	105

The Portfolios did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and therefore did not pay commissions for such transactions during the fiscal year ended September 30, 2012.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the Portfolios through lower fees.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,27 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

[27]	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

106	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.28 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.29 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.30

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $436 billion as of August 31, 2013, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios31 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)32 for the periods ended July 31, 2013.33 Also shown are the gross performance rankings of the Portfolios.

[28]	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

[29]	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

[30]	There have been substantial changes to the investment management industry since 2008. Accordingly, some of the 2008 comparative results may no longer be reflective of current conditions in the industry.

[31]	The gross performance returns are for the Private Client class shares of the Portfolios.

[32]	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

[33]	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	107

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed International Portfolio[34]
1 year	24.34	24.59	23.32	7/12	116/248
3 year	5.95	10.02	9.14	12/12	193/206
5 year	-2.79	4.28	1.86	10/10	172/173
10 year	5.03	10.26	8.68	7/7	70/70

International Portfolio[34]
1 year	24.14	24.49	23.32	8/14	117/248
3 year	5.94	9.17	9.14	13/14	193/206
5 year	-2.96	2.37	1.86	11/11	172/173
10 year	5.19	10.26	8.68	9/9	70/70

Emerging Markets Portfolio
1 year	4.65	6.35	5.43	12/17	261/455
3 year	-0.31	3.89	2.74	14/16	223/283
5 year	-0.46	2.65	1.38	15/15	161/203
10 year	14.25	14.82	13.94	8/12	45/102

U.S. Government Short Duration Portfolio
1 year	-0.14	0.32	0.34	14/16	52/58
3 year	0.93	1.44	1.35	13/16	42/55
5 year	2.12	2.45	2.87	11/15	36/49
10 year	2.82	3.02	3.25	11/13	35/42

Short Duration Plus Portfolio
1 year	0.20	1.86	1.59	16/16	197/210
3 year	1.22	2.72	2.57	15/15	162/174
5 year	2.53	4.13	3.71	13/14	120/140
10 year	2.57	3.75	3.74	10/10	88/91

Intermediate Duration Portfolio
1 year	-1.16	0.49	-0.14	17/17	402/498
3 year	3.99	4.69	4.49	16/16	343/448
5 year	6.66	7.16	6.73	9/14	196/373
10 year	5.66	5.96	5.61	9/12	119/248

[34]	As previously mentioned, Lipper changed the Portfolio’s investment objective/classification from IMLC to IMLG on July 9, 2013. However, at the request of the Senior Officer and the Adviser, Lipper compared the Portfolio to IMLC peers.

108	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Short Duration California Municipal Portfolio
1 year	0.45	0.45	0.46	4/7	11/15
3 year	1.13	3.11	1.98	7/7	10/14
5 year	2.02	4.19	3.70	6/6	9/13
10 year	2.56	3.93	3.97	4/4	6/6

Short Duration Diversified Municipal Portfolio
1 year	0.46	0.71	0.70	9/12	57/72
3 year	1.42	1.77	1.68	10/12	46/68
5 year	2.17	2.47	2.59	7/9	34/50
10 year	2.70	2.76	2.95	5/7	25/37

Short Duration New York Municipal Portfolio
1 year	0.76	0.50	-0.13	1/3	1/6
3 year	1.46	1.46	2.50	2/3	4/5
5 year	2.12	2.22	4.09	3/3	5/5
10 year	2.67	2.75	3.65	3/3	5/5

California Municipal Portfolio
1 year	-1.00	-1.00	-0.89	2/3	21/29
3 year	3.03	4.12	3.94	3/3	26/28
5 year	4.30	4.87	4.81	3/3	24/24
10 year	4.11	4.81	4.33	3/3	18/23

Diversified Municipal Portfolio
1 year	-0.66	-0.83	-1.08	5/16	33/138
3 year	2.98	3.91	3.70	15/15	111/117
5 year	4.25	5.15	5.07	15/15	82/91
10 year	4.13	4.69	4.54	11/11	60/67

New York Municipal Portfolio
1 year	-0.70	-0.74	-1.23	1/3	3/21
3 year	2.88	3.35	3.42	3/3	19/20
5 year	4.23	4.77	4.78	3/3	15/18
10 year	4.14	4.39	4.42	3/3	15/16

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)35 versus their benchmarks.36

[35]	The net performance returns shown in the table are for the Private Client Class shares of the Portfolios.

[36]	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2013.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	109

	Periods Ending July 31, 2013 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed International Portfolio	22.97	4.77	-3.88	3.83	5.79
MSCI EAFE Index[37]	23.48	8.61	1.05	7.97	6.10
Inception Date: June 22,1992

International Portfolio	22.71	4.71	-4.09	3.94	2.84
MSCI EAFE Index	23.48	8.61	1.05	7.97	3.56
Inception Date: April 30, 1999

Emerging Markets Portfolio	3.15	-1.74	-1.90	12.51	7.29
MSCI Emerging Markets Index	1.95	1.01	0.55	13.10	N/A
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	-0.82	0.26	1.45	2.08	4.45
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.25	0.78	1.85	2.66	5.09
Inception Date: January 3, 1989

Short Duration Plus Portfolio	-0.42	0.60	1.90	1.91	4.54
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.25	0.78	1.85	2.66	5.09
Inception Date: December 12, 1988

Intermediate Duration Portfolio	-1.50	3.50	6.12	5.08	6.50
Barclays Capital U.S. Aggregate Bond Index	-1.91	3.19	5.23	4.89	6.88
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	-0.22	0.47	1.36	1.83	2.69
Barclays Capital 1 Year Municipal Bond Index[37]	0.63	0.95	1.83	2.28	3.31
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	-0.14	0.81	1.55	2.04	2.93
Barclays Capital 1 Year Municipal Bond Index[37]	0.63	0.95	1.83	2.28	3.31
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	0.11	0.82	1.48	1.98	2.78
Barclays Capital 1 Year Municipal Bond Index[37]	0.63	0.95	1.83	2.28	3.31
Inception Date: October 3, 1994

California Municipal Portfolio	-1.63	2.38	3.64	3.45	4.65
Barclays Capital 5 Year GO Municipal Index[37]	-0.16	2.64	4.46	4.09	5.33
Inception Date: August 6, 1990

[37]	Benchmark since inception performance is as of the closest month end after the Portfolio’s actual inception date.

110	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

	Periods Ending July 31, 2013 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Diversified Municipal Portfolio	-1.21	2.41	3.67	3.53	4.89
Barclays Capital 5 Year GO Municipal Index[37]	-0.16	2.64	4.46	4.09	5.43
Inception Date: January 9, 1989

New York Municipal Portfolio	-1.30	2.26	3.59	3.50	4.90
Barclays Capital 5 Year GO Municipal Index[37]	-0.16	2.64	4.46	4.09	5.43
Inception Date: January 9, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Fixed Income Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to the Equity Portfolios, the Portfolios’ investment advisory fees, with the five basis point waiver, are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. The Senior Officer recommended that the Directors continue their discussions with the Adviser to reduce the total expense ratios of the retail classes of Tax-Managed International Portfolio and International Portfolio. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 8, 2013

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	111

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Growth & Income Fund

Select US Equity Portfolio

US Growth

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

112	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	113

NOTES

114	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

NOTES

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	115

NOTES

116	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IPTIP-0151-0913

ANNUAL REPORT

AllianceBernstein

Short Duration Portfolio

September 30, 2013

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 25, 2013

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Short Duration Portfolio (the “Portfolio”) for the annual reporting period ended September 30, 2013.

Investment Objective and Policies

The Portfolio seeks to provide safety of principal and a moderate rate of income that is subject to taxes. The Portfolio invests at least 80% of its total assets in securities rated A or better by national ratings agencies (or, if unrated, determined by AllianceBernstein L.P. (the “Adviser”) to be of comparable quality) and comparably rated commercial paper and notes. The Portfolio may purchase many types of securities, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others.

The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”). The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Investment Results

The table on page 5 shows performance for the Portfolio compared to its benchmark, the Bank of America Merrill Lynch (“BofA ML”) 1-3 year U.S. Treasury Index, for the six- and 12-month periods ended September 30, 2013.

All share classes of the Portfolio underperformed the benchmark for the six- and 12-month periods. Longer-than-benchmark yield curve positioning (the Portfolio’s exposure to bonds of varying maturities) was the primary detractor during both periods, specifically an overweight in five-year maturities. Overall exposure to spread product was mixed for both periods. An allocation to agency mortgages and commercial mortgage-backed securities (“CMBS”) detracted, while exposure to investment-grade corporates and asset-backed securities contributed. Within the Portfolio’s security selection, investment-grade corporate holdings detracted.

Derivatives in the form of Treasury futures were utilized to manage yield curve positioning; currency forwards were utilized to hedge the currency impact of a non-U.S. dollar position.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	1

Market Review and Investment Strategy

After a positive start to the 12-month period ended September 30, 2013, capital markets stumbled in the second quarter of 2013. After initially setting cyclical highs, equities lost ground and yields on U.S. Treasuries rose in response to signals by the Federal Reserve (the “Fed”) that it would soon temper its aggressive bond-buying program. The Fed-induced selloff prompted outflows from fixed-income mutual funds, both in the U.S. and around the world, reinforcing the volatility.

Fixed-income markets, however, rallied again late in the period, buoyed by the Fed’s announcement that its reflationary policies would remain in place for at least another month and quite possibly into next year. This defied market expectations, as the conventional wisdom was that the Fed was prepared to begin scaling back its massive bond-purchasing program at its mid-month meeting. Market optimism was somewhat undercut by political uncertainty, particularly in the U.S., where the deadlocked budget and debt-ceiling negotiations ultimately led to a government shutdown by the end of the month.

Most major bond sectors fell into negative territory in absolute terms for the annual period, as yields rose. As measured by the benchmark, CMBS outperformed, providing positive returns helped by improving fundamentals. Investment-grade corporates posted negative returns, but outperformed Treasuries and the broader fixed-income market in duration-neutral terms as spreads narrowed. Asset-backed securities were modestly negative for the year, but outperformed most other sectors on strong new issuance demand and stable fundamentals. Agency mortgage pass-throughs declined, as near-term demand-supply technicals appeared attractive, however a longer-term lack of demand is a concern for the U.S. Investment Grade Liquid Markets/Structured Products Investment Team (the “Team”). A continued delay of a scaling back by the Fed’s bond buying program may support valuations, in the Team’s view. For the year, U.S. Treasuries declined as yields rose across the maturity spectrum, except for the shortest maturities, while the benchmark ended the period in positive territory.

2	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Bank of America Merrill Lynch® (“BofA ML”) 1-3 Year U.S. Treasury Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BofA ML 1-3 Year U.S. Treasury Index represents the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market with a remaining term to final maturity of one to three years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Interest Rate Risk: Changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. Interest rates in the United States have recently been historically low. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: The issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Riskier than a Money-Market Fund: The Portfolio is invested in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

Inflation Risk: The value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Mortgage-Related Securities Risk: A loss could be incurred if the collateral backing these securities is insufficient.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. Equity and debt markets around the world have experienced unprecedented volatility, including as a result of the recent European sovereign debt crisis, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. High public debt in the United States and other countries creates ongoing systemic and market risks and policy making uncertainty. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

These risks are fully discussed in the Portfolio’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Short Duration Portfolio
Class A	-0.48%	-0.76%

Class B*	-0.65%	-1.09%

Class C	-0.65%	-1.01%

BofA ML 1-3 Year U.S. Treasury Index	0.18%	0.37%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 9/30/03 TO 9/30/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Short Duration Portfolio Class A shares (from 9/30/03 to 9/30/13) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			0.19%
1 Year	-0.76%	-4.98%
5 Years	1.81%	0.93%
10 Years	1.49%	1.05%

Class B Shares			-0.52%
1 Year	-1.09%	-4.05%
5 Years	1.23%	1.23%
10 Years(a)	1.06%	1.06%

Class C Shares			-0.49%
1 Year	-1.01%	-2.00%
5 Years	1.26%	1.26%
10 Years	0.86%	0.86%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
		SEC Returns (reflects applicable sales charges)
Class A Shares
1 Year		-4.98%
5 Years		0.93%
10 Years		1.05%

Class B Shares
1 Year		-4.05%
5 Years		1.23%
10 Years(a)		1.06%

Class C Shares
1 Year		-2.00%
5 Years		1.26%
10 Years		0.86%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.94%, 1.78% and 1.72% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2013.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

6	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$995.20	$4.75	0.95%
Hypothetical**	$1,000	$1,020.31	$4.81	0.95%
Class B
Actual	$1,000	$993.50	$5.55	1.11%
Hypothetical**	$1,000	$1,019.50	$5.62	1.11%
Class C
Actual	$1,000	$993.50	$5.50	1.10%
Hypothetical**	$1,000	$1,019.55	$5.57	1.10%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	7

Expense Example

PORTFOLIO SUMMARY

September 30, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $460.1

*	All data are as of September 30, 2013. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also invests in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Portfolio of Investments” section of the report for additional details).

8	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio Summary

PORTFOLIO OF INVESTMENTS

September 30, 2013

		Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THROUGHS – 21.0%
Agency ARMs – 14.5%
Federal Home Loan Mortgage Corp. 1.833%, 12/01/42(a)	U.S.$	1,095	$1,104,030
2.033%, 8/01/42(a)		4,127	4,197,548
2.444%, 7/01/42(a)		5,951	6,039,269
2.769%, 6/01/37(a)		6,116	6,552,503
Series 2005 2.648%, 5/01/35(a)		1,034	1,098,306
Federal National Mortgage Association 2.131%, 8/01/42(a)		4,098	4,185,343
2.233%, 8/01/42(a)		3,653	3,728,153
2.38%, 6/01/42(a)		2,665	2,731,014
2.414%, 1/01/36(a)		1,326	1,399,754
2.442%, 5/01/42(a)		4,708	4,832,882
2.519%, 6/01/42(b)		3,800	3,905,794
2.664%, 8/01/42(a)		6,018	6,140,447
2.693%, 8/01/42(a)		5,669	5,787,475
2.731%, 6/01/42(a)		6,764	6,916,772
Series 2003 2.81%, 12/01/33(a)		233	248,991
Series 2005 2.358%, 2/01/35(b)		1,454	1,552,875
2.752%, 10/01/35(a)		1,904	2,034,062
Series 2006 2.536%, 1/01/36(a)		2,710	2,886,379
2.768%, 7/01/36(a)		807	862,888
Series 2007 1.804%, 1/01/37(b)		9	9,630
Series 2009 2.449%, 7/01/38(a)		599	641,688

			66,855,803

Agency Fixed Rate 15-Year – 5.4%
Federal Home Loan Mortgage Corp. Gold 5.00%, 7/01/25		1,363	1,472,090
6.50%, 3/01/26		3,362	3,615,755
Federal National Mortgage Association 6.00%, 12/01/21		35	37,502
Series 2000 7.50%, 3/01/15		15	15,280
Series 2001 6.00%, 11/01/16-12/01/16		186	193,759
Series 2002 6.00%, 2/01/17		163	171,073
8.00%, 8/01/16		47	48,774
Series 2012 3.00%, 12/01/22-1/01/23		18,447	19,313,701

			24,867,934

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	9

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Agency Fixed Rate 30-Year – 1.1%
Federal National Mortgage Association Series 2013 3.00%, 6/01/28	U.S.$	4,616	$4,788,099
Government National Mortgage Association Series 2002 7.50%, 3/15/32		176	210,121

			4,998,220

Total Mortgage Pass-Throughs (cost $97,279,252)			96,721,957

COMMERCIAL MORTGAGE-BACKED SECURITIES – 18.3%
Non-Agency Fixed Rate CMBS – 17.0%
Banc of America Commercial Mortgage Trust Series 2006-5, Class A1A 5.415%, 9/10/47		1,603	1,759,741
Series 2006-6, Class A2 5.309%, 10/10/45		8	8,457
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.951%, 3/15/49		357	390,157
Commercial Mortgage Pass Through Certificates Series 2010-C1, Class A1 3.156%, 7/10/46(c)		4,154	4,288,606
Series 2012-CR3, Class A1 0.666%, 11/15/45		2,223	2,203,876
Series 2012-CR4, Class A1 0.704%, 10/15/45		2,195	2,174,661
Series 2012-CR5, Class A1 0.673%, 12/10/45		1,584	1,568,656
Series 2013-CR6, Class A1 0.719%, 3/10/46		2,433	2,410,332
Series 2013-CR9, Class A2 3.055%, 7/10/45		1,619	1,678,295
Series 2013-LC6, Class A1 0.724%, 1/10/46		1,225	1,210,534
GS Mortgage Securities Corp. II Series 2012-GCJ9, Class A1 0.662%, 11/10/45		2,416	2,396,051
Series 2013-GC10, Class A1 0.696%, 2/10/46		1,477	1,464,401
GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 4/10/31(c)		1,316	1,304,250
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-LC9, Class A1 0.67%, 12/15/47		709	701,599

10	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-CB18, Class A1A 5.431%, 6/12/47	U.S.$	2,529	$2,794,558
Series 2007-CB20, Class A1A 5.746%, 2/12/51		2,188	2,450,421
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		2,511	2,789,545
Series 2010-C1, Class A1 3.853%, 6/15/43(c)		2,646	2,751,185
Series 2010-C2, Class A1 2.749%, 11/15/43(c)		1,134	1,166,020
Series 2011-C3, Class A1 1.875%, 2/15/46(c)		1,397	1,405,285
Series 2011-C4, Class A1 1.525%, 7/15/46(c)		315	316,224
Series 2011-C5, Class A1 1.60%, 8/15/46		464	467,584
Series 2012-C6, Class A1 1.031%, 5/15/45		1,275	1,272,433
Series 2012-CBX, Class A1 0.958%, 6/15/45		2,033	2,030,249
Series 2013-C10, Class A1 0.73%, 12/15/47		1,294	1,278,434
Series 2013-LC11, Class A2 1.855%, 4/15/46		2,455	2,425,882
JP Morgan Chase Commercial Mortgage Securities Trust 2004-LN2 Series 2004-LN2, Class A1A 4.838%, 7/15/41(c)		1,604	1,637,730
Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43		798	882,424
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7, Class A1 0.738%, 2/15/46		2,477	2,455,972
Series 2013-C8, Class A1 0.777%, 12/15/48		2,429	2,405,274
Morgan Stanley Capital I Trust Series 2007-T27, Class A1A 5.816%, 6/11/42		1,817	2,052,319
Series 2011-C1, Class A1 2.602%, 9/15/47(c)		2,025	2,061,641
Series 2011-C2, Class A1 1.48%, 6/15/44(c)		1,918	1,933,745
Series 2011-C3, Class A1 2.178%, 7/15/49		178	178,005

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	11

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

RBSCF Trust Series 2010-MB1, Class A1 2.367%, 4/15/24(c)	U.S.$	1,445	$1,460,521
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A1 0.673%, 12/10/45		1,761	1,743,280
Series 2013-C5, Class A1 0.779%, 3/10/46		2,510	2,486,624
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A1A 5.91%, 5/15/43		2,061	2,244,887
Wells Fargo Commercial Mortgage Trust Series 2012-LC5, Class A1 0.687%, 10/15/45		2,623	2,608,283
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A1 2.501%, 2/15/44(c)		824	836,543
Series 2012-C10, Class A1 0.734%, 12/15/45		3,126	3,093,647
Series 2012-C9, Class A1 0.673%, 11/15/45		2,678	2,645,213
Series 2013-C11, Class A1 0.799%, 3/15/45		1,263	1,251,370
Series 2013-C12, Class A1 0.735%, 3/15/48		1,699	1,679,918

			78,364,832

Non-Agency Floating Rate CMBS – 0.8%
Commercial Mortgage Pass Through Certificates Series 2007-FL14, Class C 0.482%, 6/15/22(b)(c)		964	897,173
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.652%, 10/15/21(b)(c)		2,000	1,974,734
Series 2007-TFLA, Class A2 0.302%, 2/15/22(b)(c)		743	738,159

			3,610,066

Agency CMBS – 0.5%
Government National Mortgage Association Series 2006-51, Class IO 0.451%, 8/16/46(d)		3,981	95,565
NCUA Guaranteed Notes Trust Series 2010-C1, Class A1 1.60%, 10/29/20		2,048	2,064,993

			2,160,558

Total Commercial Mortgage-Backed Securities (cost $85,021,382)			84,135,456

12	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

ASSET-BACKED SECURITIES – 18.1%
Autos-Fixed Rate – 8.7%
Ally Auto Receivables Trust Series 2010-1, Class B 3.29%, 3/15/15(c)	U.S.$	3,595	$3,618,080
Series 2013-SN1, Class A3 0.72%, 5/20/16		1,876	1,877,132
Ally Master Owner Trust Series 2011-3, Class A2 1.81%, 5/15/16		1,605	1,616,808
AmeriCredit Automobile Receivables Trust Series 2013-3, Class A3 0.92%, 4/09/18		1,670	1,669,296
Series 2013-4, Class A3 0.96%, 4/09/18		700	701,039
ARI Fleet Lease Trust Series 2013-A, Class A2 0.70%, 12/15/15(c)		1,180	1,178,719
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(c)		1,095	1,092,038
Series 2013-2A, Class A 2.97%, 2/20/20(c)		1,839	1,873,295
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16		990	995,599
Series 2012-1, Class C 2.09%, 7/17/17		1,825	1,858,662
Capital Auto Receivables Asset Trust Series 2013-1, Class A2 0.62%, 7/20/16		1,113	1,111,892
Fifth Third Auto Trust Series 2013-A, Class A3 0.61%, 9/15/17		1,044	1,041,746
Ford Auto Securitization Trust Series 2013-R1A, Class A1 1.485%, 12/15/14(c)	CAD	495	480,831
Series 2013-R4A, Class A1 1.487%, 8/15/15(c)		1,573	1,527,110
Ford Credit Auto Lease Trust Series 2012-B, Class A2 0.54%, 11/15/14	U.S.$	1,228	1,228,305
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1 0.74%, 9/15/16		1,115	1,115,571
Series 2013-1, Class A1 0.85%, 1/15/18		985	983,433

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	13

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Hertz Vehicle Financing LLC Series 2009-2A, Class A2 5.29%, 3/25/16(c)	U.S.$	2,171	$2,288,141
Series 2013-1A, Class A2 1.83%, 8/25/19(c)		940	924,167
Hyundai Auto Lease Securitization Trust Series 2013-A, Class A3 0.66%, 6/15/16(c)		1,442	1,441,710
M&T Bank Auto Receivables Trust 2013-1 Series 2013-1A, Class A3 1.06%, 11/15/17, TBA(c)		1,952	1,951,994
Mercedes-Benz Auto Lease Trust Series 2013-A, Class A3 0.59%, 2/15/16		835	834,581
Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(c)		2,350	2,339,707
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(c)		626	625,953
Nissan Auto Lease Trust Series 2012-A, Class A2A 0.68%, 7/15/14		345	344,847
Series 2012-B, Class A2A 0.45%, 6/15/15		618	618,095
Santander Drive Auto Receivables Trust Series 2012-6, Class A2 0.47%, 9/15/15		781	780,246
Series 2013-4, Class A3 1.11%, 12/15/17		1,405	1,406,983
SMART Trust/Australia Series 2012-4US, Class A2A 0.67%, 6/14/15		797	796,260
World Omni Automobile Lease Securitization Trust Series 2012-A, Class A3 0.93%, 11/16/15		1,730	1,734,462

			40,056,702

Credit Cards-Fixed Rate – 3.4%
American Express Credit Account Master Trust Series 2012-2, Class A 0.68%, 3/15/18		3,110	3,113,920
Chase Issuance Trust Series 2013-A1, Class A1 1.30%, 2/18/20		3,015	2,966,789
Citibank Credit Card Issuance Trust Series 2005-A9, Class A9 5.10%, 11/20/17		2,655	2,900,781

14	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Discover Card Execution Note Trust Series 2012-A1, Class A1 0.81%, 8/15/17	U.S.$	927	$930,685
Discover Card Master Trust Series 2012-A3, Class A3 0.86%, 11/15/17		951	955,863
Dryrock Issuance Trust Series 2012-2, Class A 0.64%, 8/15/18		1,750	1,747,882
GE Capital Credit Card Master Note Trust Series 2012-7, Class A 1.76%, 9/15/22		1,445	1,389,799
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		965	964,950
Series 2013-A, Class A 1.61%, 12/15/21		610	599,370

			15,570,039

Credit Cards-Floating Rate – 2.9%
Cabela’s Master Credit Card Trust Series 2010-2A, Class A2 0.882%, 9/17/18(b)(c)		3,155	3,179,940
Chase Issuance Trust Series 2012-A6, Class A 0.312%, 8/15/17(b)		2,570	2,566,585
Series 2013-A6, Class A6 0.602%, 7/15/20(b)		2,388	2,388,315
Discover Card Execution Note Trust Series 2011-A1, Class A1 0.532%, 8/15/16(b)		1,785	1,786,956
Gracechurch Card Funding PLC Series 2012-1A, Class A1 0.882%, 2/15/17(b)(c)		1,520	1,525,274
Penarth Master Issuer PLC Series 2012-1A, Class A1 0.749%, 3/18/14(b)(c)		1,692	1,694,104

			13,141,174

Other ABS-Fixed Rate – 1.5%
CNH Equipment Trust Series 2013-A, Class A3 0.69%, 6/15/18		2,585	2,582,177
Series 2013-C, Class A2 0.63%, 1/17/17		958	958,516
GE Equipment Transportation LLC Series 2012-1, Class A3 0.99%, 11/23/15		3,175	3,180,410

			6,721,103

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	15

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Autos-Floating Rate – 1.4%
Ally Master Owner Trust Series 2011-4, Class A1 0.982%, 9/15/16(b)	U.S.$	1,585	$1,591,182
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.582%, 9/15/17(b)(c)		1,544	1,544,056
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.67%, 6/20/17(b)		2,340	2,344,984
Nissan Master Owner Trust Receivables Series 2012-A, Class A 0.652%, 5/15/17(b)		1,212	1,214,706

			6,694,928

Home Equity Loans-Fixed Rate – 0.1%
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.86%, 1/25/33		558	570,480
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37(e)(f)		13	– 0	–

			570,480

Home Equity Loans-Floating Rate – 0.1%
HSBC Home Equity Loan Trust Series 2006-1, Class M1 0.46%, 1/20/36(b)		351	334,497

Total Asset-Backed Securities (cost $83,264,334)			83,088,923

CORPORATES-INVESTMENT GRADES – 15.9%
Financial Institutions – 8.4%
Banking – 6.2%
Abbey National Treasury Services PLC/London 4.00%, 4/27/16		1,615	1,716,112
American Express Credit Corp. 1.30%, 7/29/16		1,745	1,755,449
Australia & New Zealand Banking Group Ltd./New York NY 0.90%, 2/12/16		1,970	1,968,444
Bank of America Corp. 1.25%, 1/11/16		2,030	2,028,002
Bank of New York Mellon Corp. (The) 0.70%, 3/04/16		1,945	1,933,256
BB&T Corp. 2.05%, 6/19/18		1,720	1,713,104

16	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Citigroup, Inc. 1.25%, 1/15/16	U.S.$	2,025	$2,023,453
Goldman Sachs Group, Inc. (The) 3.625%, 2/07/16		1,875	1,973,364
ING Bank NV 1.375%, 3/07/16(c)		1,910	1,900,488
JPMorgan Chase & Co. Series G 1.10%, 10/15/15		2,190	2,194,192
KeyBank NA/Cleveland OH 1.65%, 2/01/18		1,122	1,101,681
Manufacturers & Traders Trust Co. 1.45%, 3/07/18		1,925	1,881,831
Morgan Stanley 1.75%, 2/25/16		1,164	1,169,613
PNC Funding Corp. 2.70%, 9/19/16		1,890	1,964,298
Royal Bank of Canada 0.85%, 3/08/16		1,925	1,919,285
UnionBanCal Corp. 5.25%, 12/16/13		1,545	1,560,210

			28,802,782

Finance – 0.6%
General Electric Capital Corp. 0.959%, 4/02/18(b)		2,640	2,655,135

Insurance – 1.6%
American International Group, Inc. 3.00%, 3/20/15		1,655	1,703,356
Berkshire Hathaway, Inc. 1.55%, 2/09/18		2,005	1,985,796
New York Life Global Funding 0.80%, 2/12/16(c)		1,970	1,959,786
Prudential Financial, Inc. 4.75%, 9/17/15		1,580	1,695,261

			7,344,199

			38,802,116

Industrial – 7.0%
Capital Goods – 0.4%
Eaton Corp. 0.584%, 6/16/14(b)		1,812	1,813,006

Communications-Media – 0.5%
NBCUniversal Enterprise, Inc. 0.805%, 4/15/16(b)(c)		2,120	2,130,664

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	17

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Communications-Telecommunications – 2.4%
AT&T, Inc. 0.90%, 2/12/16	U.S.$	1,405	$1,398,347
1.40%, 12/01/17		2,035	1,986,498
Cellco Partnership/Verizon Wireless Capital LLC 5.55%, 2/01/14		2,270	2,305,408
Verizon Communications, Inc. 1.25%, 11/03/14		2,645	2,660,537
1.95%, 3/28/14		880	885,448
Vodafone Group PLC 1.25%, 9/26/17		2,015	1,958,233

			11,194,471

Consumer Cyclical-Automotive – 0.6%
Daimler Finance North America LLC 1.25%, 1/11/16(c)		2,890	2,889,737

Consumer Non-Cyclical – 2.2%
AbbVie, Inc. 1.75%, 11/06/17		2,000	1,983,580
Allergan, Inc./United States 1.35%, 3/15/18		884	861,879
Gilead Sciences, Inc. 3.05%, 12/01/16		1,880	1,984,917
McKesson Corp. 0.95%, 12/04/15		828	828,803
Merck & Co., Inc. 1.30%, 5/18/18		2,430	2,372,105
PepsiCo, Inc. 0.70%, 2/26/16		1,910	1,904,394

			9,935,678

Energy – 0.9%
BP Capital Markets PLC 0.70%, 11/06/15		2,210	2,205,211
Chevron Corp. 1.104%, 12/05/17		2,125	2,094,510

			4,299,721

			32,263,277

Utility – 0.5%
Natural Gas – 0.5%
TransCanada PipeLines Ltd. 0.75%, 1/15/16		2,055	2,043,250

Total Corporates – Investment Grades (cost $73,377,361)			73,108,643

GOVERNMENTS-TREASURIES – 12.7%
United States – 12.7%
U.S. Treasury Notes 0.125%, 7/31/14		3,505	3,505,820

18	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

0.25%, 9/15/14-5/31/15	U.S.$	44,809	$44,811,810
1.375%, 6/30/18		9,920	9,945,574

Total Governments – Treasuries (cost $58,213,536)			58,263,204

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.9%
Agency Fixed Rate – 2.4%
Federal Home Loan Mortgage Corp. Series 3948, Class DA 3.00%, 12/15/24		4,621	4,830,106
Series 4016, Class KI 4.00%, 11/15/38(d)		5,011	898,265
Series 4119, Class LI 3.50%, 6/15/39(d)		4,340	746,116
Series 4182, Class DI 3.50%, 5/15/39(d)		4,033	629,319
Federal National Mortgage Association Series 2010-9, Class EA 3.50%, 1/25/24		2,088	2,180,963
Series 2011-39, Class DA 3.50%, 7/25/24		1,780	1,840,387

			11,125,156

Agency Floating Rate – 0.9%
NCUA Guaranteed Notes Trust Series 2010-R3, Class 1A 0.742%, 12/08/20(b)		4,134	4,154,909

Non-Agency Fixed Rate – 0.4%
JP Morgan Mortgage Trust Series 2013-1, Class 1A2 3.00%, 3/25/43(c)		1,952	1,864,607
Merrill Lynch Mortgage Investors Trust Series 2005-A8, Class A1C1 5.25%, 8/25/36		77	76,694

			1,941,301

Non-Agency Floating Rate – 0.2%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.60%, 2/25/42(b)(c)		1,084	854,909

Total Collateralized Mortgage Obligations (cost $18,334,910)			18,076,275

INFLATION-LINKED SECURITIES – 2.1%
United States – 2.1%
U.S. Treasury Inflation Index 0.125%, 4/15/16 (TIPS) (cost $9,760,428)		9,514	9,763,678

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	19

Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS-SOVEREIGN AGENCIES – 0.7%
Netherlands – 0.7%
Achmea Hypotheekbank NV 0.616%, 11/03/14(b)(c) (cost $3,414,656)	U.S.$	3,415	$3,424,688

COVERED BONDS – 0.4%
DNB Boligkreditt AS 1.45%, 3/21/18(c) (cost $1,861,141)		1,865	1,835,906

Total Investments – 93.1% (cost $430,527,000)			428,418,730
Other assets less liabilities – 6.9%			31,684,082

Net Assets – 100.0%			$460,102,812

FUTURES (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	539	December 2013	$118,450,258	$118,723,173	$272,915

Sold Contracts
U.S. T-Note 5 Yr Futures	352	December 2013	42,164,689	42,608,500	(443,811)
U.S. T-Note 10 Yr (CBT) Futures	186	December 2013	23,048,329	23,508,656	(460,327)

					$(631,223)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2013	Unrealized Appreciation/ (Depreciation)
Buy Contracts
State Street Bank & Trust Co.:
Canadian Dollar settling 10/17/13	166	$161,722	$160,986	$(736)
Sale Contracts
Deutsche Bank AG London:
Canadian Dollar settling 10/17/13	662	630,366	642,804	(12,438)
State Street Bank & Trust Co.:
Canadian Dollar settling 10/17/13	1,573	1,525,955	1,526,514	(559)

				$(13,733)

20	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

(a)	Variable rate coupon, rate shown as of September 30, 2013.
(b)	Floating Rate Security. Stated interest rate was in effect at September 30, 2013.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the aggregate market value of these securities amounted to $66,917,720 or 14.5% of net assets.
(d)	IO – Interest Only
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.00% of net assets as of September 30, 2013, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$13,205	$0	0.00%

(f)	Fair valued by the Adviser.

Currency Abbreviations:

CAD – Canadian Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CMBS – Commercial Mortgage-Backed Securities

NCUA – National Credit Union Administration

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	21

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2013

Assets
Investments in securities, at value	$428,418,730
Cash(a)	4,084,790
Receivables:
Investment securities sold and foreign currency transactions	28,956,614
Interest	970,703
Capital shares sold	377,592
Margin due from broker on futures	674

Total assets	462,809,103

Liabilities
Payables:
Investment securities purchased	1,527,110
Capital shares redeemed	795,396
Management fee	151,734
Dividends to shareholders	67,423
Shareholder servicing fee	30,689
Distribution fee	25,702
Registration fee payable	13,484
Transfer Agent fee	4,951
Accrued expenses	76,069
Unrealized depreciation of forward currency exchange contracts	13,733

Total liabilities	2,706,291

Net Assets	$460,102,812

Cost of investments	$430,527,000

Net Assets Consist of:
Capital stock, at par	$39,193
Additional paid-in capital	490,621,437
Undistributed net investment income	303,622
Accumulated net realized loss on investment transactions	(28,108,466)
Net unrealized depreciation of:
Investments and futures transactions	(2,739,493)
Foreign currency denominated assets and liabilities	(13,481)

$460,102,812

(a)	An amount of $488,354 has been segregated to collateralize margin requirements for open futures outstanding at September 30, 2013.

See notes to financial statements.

22	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Statement of Assets & Liabilities

Calculation of Maximum Offering Price

Short Duration Plus Class Shares
Net Assets	$395,172,237
Shares of capital stock outstanding	33,661,225

Net asset value and offering price per share	$11.74

Class A Shares
Net Assets	$44,806,276
Shares of capital stock outstanding	3,814,843

Net asset value and redemption price per share	11.75
Sales charge—4.25% of public offering price	0.52

Maximum offering price	$12.27

Class B Shares
Net Assets	$1,703,221
Shares of capital stock outstanding	145,295

Net asset value and offering price per share	$11.72

Class C Shares
Net Assets	$18,421,078
Shares of capital stock outstanding	1,571,358

Net asset value and offering price per share	$11.72

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	23

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2013

Investment Income
Income:
Interest		$5,327,484
Expenses:
Management fee (see Note 2A)	$2,416,521
Shareholder servicing fee (see Note 2B)	467,653
Custodian fee	155,050
Transfer Agent fee—Non-Retail Class	23,313
Transfer Agent fee—Class A	48,229
Transfer Agent fee—Class B	4,401
Transfer Agent fee—Class C	23,270
Distribution fees—Class A	143,046
Distribution fees—Class B	20,706
Distribution fees—Class C	195,987
Printing fees	31,578
Registration fees	29,213
Directors’ fees and expenses	25,107
Auditing and tax fees	22,108
Legal fees	15,857
Miscellaneous	14,608

Total expenses	3,636,647
Less: expenses waived and reimbursed by the Distributor (see Note 2D)	(119,181)

Net expenses		3,517,466

Net investment income		1,810,018

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		520,872
Futures		566,150
Foreign currency transactions		197,150

Net realized gain on investment transactions		1,284,172

Net change in unrealized appreciation/depreciation of:
Investments		(5,205,728)
Futures		(635,378)
Foreign currency denominated assets and liabilities		(104,575)

Net change in unrealized appreciation/ depreciation of investments		(5,945,681)

Net realized and unrealized loss on investment transactions		(4,661,509)

Net Decrease in Net Assets Resulting from Operations		$(2,851,491)

See notes to financial statements.

24	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30, 2013	Year Ended September 30, 2012
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,810,018	$2,594,914
Net realized gain on investment and foreign currency transactions	1,284,172	3,895,760
Net change in unrealized appreciation/depreciation of investments	(5,945,681)	(606,908)

Net increase (decrease) in net assets resulting from operations	(2,851,491)	5,883,766
Dividends to Shareholders:
Dividends from net investment income
Short Duration Plus Class	(4,334,296)	(4,674,392)
Class A	(284,460)	(308,624)
Class B	(7,030)	(6,990)
Class C	(84,103)	(52,807)

Total dividends to shareholders	(4,709,889)	(5,042,813)

Capital-Share Transactions:
Net proceeds from sales of shares	242,024,812	268,151,975
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	3,831,797	3,170,368

Total proceeds from shares sold	245,856,609	271,322,343
Cost of shares redeemed	(404,362,506)	(372,800,562)

Net decrease in net assets from capital-share transactions	(158,505,897)	(101,478,219)

Net decrease in net assets	(166,067,277)	(100,637,266)
Net Assets:
Beginning of period	626,170,089	726,807,355

End of period(a)	$460,102,812	$626,170,089

(a) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$303,622	$(13,113)

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	25

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2013

NOTE 1.

Organization and Significant Accounting Policies

The AllianceBernstein Short Duration Class A, B and C shares are shares of Short Duration Plus Portfolio (the “Portfolio”) of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund is currently comprised of 18 series each with its own investment objective. The Short Duration Plus Portfolio commenced offering AllianceBernstein Short Duration Class A, Class B and Class C Shares on May 21, 2003 and Class R Shares on February 17, 2004 (collectively, “Short Duration Retail Classes”) in addition to the existing Short Duration Plus Class shares (the “Plus Class”). As of February 25, 2005, the Class R shares are no longer offered to shareholders. These financial statements include only the Short Duration Retail Classes. The financial highlights of the Plus Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in

26	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	27

Notes to Financial Statements

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived

28	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of September 30, 2013:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Mortgage Pass-Throughs	$	– 0	–	$96,721,957		$	– 0	–	$96,721,957
Commercial Mortgage-Backed Securities		– 0	–	81,263,549			2,871,907		84,135,456
Asset-Backed Securities		– 0	–	75,462,843			7,626,080	^	83,088,923
Corporates – Investment Grades		– 0	–	73,108,643			– 0	–	73,108,643
Governments – Treasuries		– 0	–	58,263,204			– 0	–	58,263,204
Collateralized Mortgage Obligations		– 0	–	15,280,065			2,796,210		18,076,275
Inflation-Linked Securities		– 0	–	9,763,678			– 0	–	9,763,678
Governments – Sovereign Agencies		– 0	–	3,424,688			– 0	–	3,424,688
Covered Bonds		– 0	–	1,835,906			– 0	–	1,835,906

Total Investments in Securities		– 0	–	415,124,533			13,294,197		428,418,730
Other Financial Instruments* :
Assets:
Futures		272,915		– 0	–		– 0	–	272,915	#
Liabilities:
Futures		(904,138)		– 0	–		– 0	–	(904,138	)#
Forward Currency Exchange Contracts		– 0	–	(13,733)			– 0	–	(13,733)

Total++		$(631,223)		$415,110,800			$13,294,197		$427,773,774

^	The Portfolio held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

++	There were no transfers between Level 1 and Level 2 during the reporting period.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures as reported in the schedule of investments.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	29

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Commercial Mortgage- Backed Securities		Asset- Backed Securities^		Collateralized Mortgage Obligations		Total
Balance as of 9/30/12	$6,800,534		$9,177,230		$1,188,125		$17,165,889
Accrued discounts/(premiums)	(11)		1,380		(583)		786
Realized gain (loss)	– 0	–	9,070		(7,120)		1,950
Change in unrealized appreciation/depreciation	123,497		(26,524)		(163,209)		(66,236)
Purchases	– 0	–	3,529,986		2,371,652		5,901,638
Sales	(33,190)		(2,713,484)		(592,655)		(3,339,329)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–	– 0	–
Transfers out of Level 3+	(4,018,923)		(2,351,578)		– 0	–	(6,370,501)

Balance as of 9/30/13	$2,871,907		$7,626,080		$2,796,210		$13,294,197

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/13*	$123,497		$(471)		$(163,209)		$(40,183)

^	The Portfolio held securities with zero market value at period end.

+	An amount of $6,370,500 was transferred out of Level 3 into Level 2 due to increase in observable inputs during the period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The following presents information about significant about unobservable inputs related to the Portfolio with material categories of Level 3 investments at September 30, 2013:

	Fair Value at September 30, 2013	Valuation Technique	Unobservable Input	Range/ Weighted Average
Commercial Mortgage-Backed Securities	$2,871,907	Third Party Vendor	Evaluated Quotes	$ $	93.04 – $98.74/ 96.96
Asset-Backed Securities	$7,626,080	Third Party Vendor	Evaluated Quotes	$ $	95.41 – $102.20/ 100.00
Collateralized Mortgage Obligations	$2,796,210	Third Party Vendor	Evaluated Quotes	$ $	78.88 – $100.15/ 90.55

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for

30	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	31

Notes to Financial Statements

securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D. Taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements. As of September 30, 2013, the Portfolio did not have any unrecognized tax benefits.

E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

32	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

G. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to the Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H. Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effect of such permanent differences on the Portfolio—due to foreign currency gain (loss) and paydown gain (loss) reclassifications, and the tax treatment of Treasury inflation-protected securities—is reflected as an adjustment to the components of capital as of September 30, 2013, as shown below:

Increase (Decrease) to Additional Paid-in Capital	Increase (Decrease) to Undistributed Net Investment Income (Loss)	Increase (Decrease) to Accumulated Net Realized Gain (Loss) on Investment and Foreign Currency Transactions
$ (3,594,854)	$ 3,216,606	$ 378,248

I. Repurchase Agreements

The Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	33

Notes to Financial Statements

such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolio pays the Adviser an investment management fee at an annual rate of 0.45% of the first $750 million and 0.40% of the Portfolio’s average daily net assets over $750 million. The fee is accrued daily and paid monthly.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Short Duration Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Short Duration Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $26,017 for the year ended September 30, 2013.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolio (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Plus Class shares of the Portfolio. Under the agreement, the fee paid by the Plus Class shares to the Adviser for services under this agreement is at an annual rate of 0.10 of 1% of the average daily net assets of the Portfolio attributable to the Plus Class shares during the month.

34	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

C. Distribution Arrangements—Short Duration Plus Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Plus Class Shares of the Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Plus Class shares of the Portfolio. This agreement does not apply to the Short Duration Retail Classes of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—Short Duration Retail Classes

The Short Duration Retail Classes of the Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each such class pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A Shares and 1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. Effective April 1, 2012, the Distributor voluntarily agreed to waive .55 of 1% to limit such fees to .45 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares. For the period February 1, 2011 through March 31, 2012, the Distributor voluntarily waived .10 of 1% to limit such fees to .90 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares. Such waiver amounted to $90,305. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $19,957 and $ 945,821 for Class B and Class C shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s Short Duration Retail Class shares.

E. Other Transactions with Affiliates

Class A Shares of the Portfolio are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	35

Notes to Financial Statements

AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B Shares will automatically convert to Class A Shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Portfolio that it has retained front-end sales charges of $1,172 from sales of Class A shares and received $28,036, $215, and $6,200 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C Shares, respectively, for the year ended September 30, 2013.

Brokerage commissions paid on investment transactions for the year ended September 30, 2013 amounted to $20,989, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the year ended September 30, 2013, the Portfolio had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$246,598,437	$142,513,903
U.S. government securities	392,838,543	583,400,765

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost	$430,577,616

Gross unrealized appreciation	$1,255,600
Gross unrealized depreciation	(3,414,486)

Net unrealized appreciation	$(2,158,886)

B. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

36	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2013, the Portfolio held futures for hedging purposes.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	37

Notes to Financial Statements

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolio will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolio from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

During the year ended September 30, 2013, the Portfolio held foreign-currency exchange contracts for hedging purposes.

Documentation governing the Portfolio’s OTC derivatives may contain provisions for early termination of a such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolios’ counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of September 30, 2013, the Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $13,733. If a trigger event had occurred at September 30, 2013, for those derivatives in a net liability position, an amount of $13,733 would be required to be posted by the Portfolio.

38	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

At September 30, 2013, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Margin due from/owed to broker on futures	$272,915	*	Margin due from/owed to broker on futures	$904,138	*

Foreign exchange contracts				Unrealized depreciation of forward currency exchange contracts	13,733

Total		$272,915			$917,871

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$566,150	$(635,378)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	421,711	(104,665)

Total		$987,861	$(740,043)

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	39

Notes to Financial Statements

The following table represents the volume of the Portfolio’s derivative transactions during the year ended September 30, 2013:

Futures:
Average original value of buy contracts	$144,525,335
Average original value of sale contracts	$45,937,972

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$3,806,499	(a)
Average principal amount of sale contracts	$5,666,695

(a)	Positions were open for eight months during the year.

C. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D. Mortgage-Backed Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended September 30, 2013, the Portfolio earned drop income of $86,163 which is included in interest income in the accompanying statement of operations.

E. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended September 30, 2013, the Portfolio had no transactions in reverse repurchase agreements.

40	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

NOTE 4.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2013 and September 30, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$4,709,889	$5,042,813

Total distributions paid	$4,709,889	$5,042,813

As of September 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$359,236
Accumulated capital and other losses(a)	(28,691,000)
Unrealized appreciation/(depreciation)(b)	(2,158,634)

Total accumulated earnings/(deficit)(c)	$(30,490,398)

(a)	At September 30, 2013, the Portfolio deferred $10,407 in straddles losses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of partnership investments.

(c)

The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the treatment of interest on defaulted securities and dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2013, the Portfolio had a net capital loss carryforward of $28,680,593 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 6,491,604	n/a	2014
4,022,522	n/a	2015
920,045	n/a	2016
5,807,512	n/a	2017
1,960,592	n/a	2018
2,061,764	n/a	2019
3,818,836	$3,597,718	No expiration

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	41

Notes to Financial Statements

NOTE 5.

Risks Involved in Investing in the Portfolio

Interest Rate and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Riskier than a Money-Market Fund—The Portfolio invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in

42	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. The risks of investing in foreign (non-U.S.) securities are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors Risk—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Mortgage-Related Securities Risk—In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

Prepayment Risk—Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

Derivatives Risk—The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Derivatives may be illiquid and difficult to priced or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	43

Notes to Financial Statements

currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. It has allocated 1 billion shares to the Portfolio, 200 million each to the five classes (including Class R shares which are not currently being offered). Share transactions for the Portfolio for the years ended September 30, 2013 and September 30, 2012, were as follows:

	Shares		Amount
	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012

Short Duration Plus Class Shares
Shares sold	18,371,317	20,290,108	$217,335,513	$241,303,380

Shares issued to shareholders on reinvestment of dividends	297,623	240,430	3,518,769	2,858,405

Shares redeemed	(31,199,174)	(27,289,114)	(369,053,219)	(324,551,712)

Net decrease	(12,530,234)	(6,758,576)	(148,198,937)	(80,389,927)

Beginning of period	46,191,459	52,950,035	570,164,301	650,554,228

End of period	33,661,225	46,191,459	$421,965,364	$570,164,301

44	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

	Shares		Amount
	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012

Class A Shares
Shares sold	1,330,182	1,758,673	$15,712,139	$20,921,039

Shares issued to shareholders on reinvestment of dividends	20,219	22,129	239,117	263,203

Shares converted from Class B	59,558	87,064	704,887	1,035,890

Shares redeemed	(2,043,798)	(3,119,543)	(24,184,834)	(37,111,575)

Net decrease	(633,839)	(1,251,677)	(7,528,691)	(14,891,443)

Beginning of period	4,448,682	5,700,359	56,261,673	71,153,116

End of period	3,814,843	4,448,682	$48,732,982	$56,261,673

Class B Shares
Shares sold	37,561	31,727	$442,397	$377,032

Shares issued to shareholders on reinvestment of dividends	516	494	6,092	5,857

Shares converted to Class A	(59,670)	(87,201)	(704,887)	(1,035,890)

Shares redeemed	(51,134)	(110,398)	(603,734)	(1,311,507)

Net decrease	(72,727)	(165,378)	(860,132)	(1,964,508)

Beginning of period	218,022	383,400	4,383,416	6,347,924

End of period	145,295	218,022	$3,523,284	$4,383,416

Class C Shares
Shares sold	664,702	380,154	$7,829,876	$4,514,634

Shares issued to shareholders on reinvestment of dividends	5,745	3,614	67,804	42,903

Shares redeemed	(832,488)	(740,050)	(9,815,817)	(8,789,878)

Net decrease	(162,041)	(356,282)	(1,918,137)	(4,232,341)

Beginning of period	1,733,399	2,089,681	21,951,773	26,184,114

End of period	1,571,358	1,733,399	$20,033,636	$21,951,773

NOTE 7.

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	45

Notes to Financial Statements

other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE 8.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

46	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended September 30,
	2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 11.91	$ 11.89	$ 11.92	$ 11.65		$ 11.46

Income From Investment Operations
Net investment income†	.01	.02	.08	.16		.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.10)	.07	(.01)	.30		.21

Total from investment operations	(.09)	.09	.07	.46		.52

Less: Dividends
Dividends from taxable net investment income	(.07)	(.07)	(.10)	(.19)		(.33)

Net asset value, end of period	$ 11.75	$ 11.91	$ 11.89	$ 11.92		$ 11.65

Total Return(a)	(.76)%	.72%	.63%	3.95	%*	4.61%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$44,806	$52,991	$67,806	$65,233		$53,643
Average net assets (000 omitted)	$47,682	$56,893	$64,792	$59,630		$44,395
Ratio to average net assets of:
Expenses	.94%	.94%	.92%	.94	%+	.99%
Net investment income	.06%	.16%	.67%	1.35	%+	2.72%
Portfolio turnover rate**	120%	134%	99%	107%		176%

See footnote summary on page 49.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	47

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended September 30,
	2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 11.89		$ 11.89		$ 11.92		$ 11.64		$ 11.45

Income From Investment Operations
Net investment income (loss)†	(.02	)(b)	(.04	)(b)	(.00	)(b)(c)	.08		.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.11)		.07		(.01)		.30		.20

Total from investment operations	(.13)		.03		(.01)		.38		.43

Less: Dividends
Dividends from taxable net investment income	(.04)		(.03)		(.02)		(.10)		(.24)

Net asset value, end of period	$ 11.72		$ 11.89		$ 11.89		$ 11.92		$ 11.64

Total Return(a)	(1.09)%		.23%		(.05)%		3.27	%*	3.86%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,703		$2,592		$4,559		$6,538		$8,913
Average net assets (000 omitted)	$2,071		$3,567		$5,443		$7,381		$10,523
Ratio to average net assets of:
Expenses	1.20%		1.45%		1.60%		1.69	%+	1.72%
Expenses, before waivers/reimbursements	1.75%		1.78%		1.66%		1.69	%+	1.72%
Net investment income (loss)	(.20	)%(b)	(.34	)%(b)	(.01	)%(b)	.72	%+	2.02%
Portfolio turnover rate**	120%		134%		99%		107%		176%

See footnote summary on page 49.

48	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended September 30,
	2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 11.89		$ 11.89		$ 11.92		$ 11.64		$ 11.45

Income From Investment Operations
Net investment income (loss)†	(.01	)(b)	(.03	)(b)	.00	(b)(c)	.08		.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.11)		.06		(.00	)(c)	.30		.20

Total from investment operations	(.12)		.03		(.00	)(c)	.38		.44

Less: Dividends
Dividends from taxable net investment income	(.05)		(.03)		(.03)		(.10)		(.25)

Net asset value, end of period	$ 11.72		$ 11.89		$ 11.89		$ 11.92		$ 11.64

Total Return(a)	(1.01)%		.25%		(.02)%		3.31	%*	3.88%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$18,421		$20,608		$24,840		$27,105		$25,193
Average net assets (000 omitted)	$19,599		$22,617		$25,340		$26,317		$24,703
Ratio to average net assets of:
Expenses	1.11%		1.38%		1.57%		1.65	%+	1.70%
Expenses, before waivers/reimbursements	1.66%		1.72%		1.63%		1.65	%+	1.70%
Net investment income (loss)	(.11	)%(b)	(.27	)%(b)	.02	%(b)	.66	%+	2.04%
Portfolio turnover rate**	120%		134%		99%		107%		176%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended September 30, 2010 by 0.01%.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

†	Based on average shares outstanding.

+	The ratio includes expenses attributable to costs of proxy solicitation.

(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(b)	Net of fees and expenses waived by Distributor.

(c)	Amount is less than .005.

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	49

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and AllianceBernstein Short Duration Retail Class Shareholders of Sanford C. Bernstein Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short Duration Plus Portfolio (one of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 26, 2013

50	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Report of Independent Registered Public Accounting Firm

2013 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended September 30, 2013. For foreign shareholders, 93.75% of ordinary income dividends paid by the Portfolio may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2014.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	51

Tax Information

BOARD OF DIRECTORS

Thomas B. Stiles, II(1)(2), Chairman

Dianne F. Lob, President

Bart Friedman(1)

R. Jay Gerken(1)

William Kristol(1)

Debra Perry(1)

Donald K. Peterson(1)

Rosalie J. Wolf(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

†	For the AllianceBernstein Short Duration Portfolio, Classes A, B and C shares only.

52	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Dianne F. Lob, ** 1345 Avenue of the Americas, New York, NY 10105 59 (2010)	Senior Vice President of AllianceBernstein L.P. with which she has been associated since prior to 2008. She is Chairman of Bernstein’s Private Client Investment Policy Group since 2004; Senior portfolio manager since 1999. Previously, Ms. Lob spent 22 years at J.P. Morgan, where she was a managing director and an investment banker specializing in providing mergers and acquisitions advice and debt and equity financing for large-capitalization industrial companies. During her career she held various positions in equity capital markets, international corporate finance, interest and currency swap marketing, lease advisory services and media client banking.	18	None

DISINTERESTED DIRECTORS***
Thomas B. Stiles, II, # ^ 73 (2003) Chairman of the Board	President and Director of Cedar Lawn Corporation (cemetery). Formerly, Managing Director, Senior Portfolio Manager and Director of Investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999. Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988-1997 and Executive Vice President and Director of E.F. Hutton Group from 1982-1987.	18	Cedar Lawn Corporation

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	53

Management of the Fund

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Bart Friedman, # 68 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2008.	18	Chair of the Audit Committee of The Brookings Institution; Chair of the Audit Committee of Lincoln Center for the Performing Arts; and Allied World Assurance Holdings

R. Jay Gerken, # 62 (2013)

Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds boards of the Citigroup Asset Management mutual funds (2002-2005); Portfolio Manager and Managing Director, Smith Barney Asset Management (1993-2001) and President & CEO, Directions Management of Shearson Lehman, Inc. (1988-1993).

			Nature Conservancy of New Jersey; and Cedar Lawn Corporation

William Kristol, # 60 (1994)	Editor, The Weekly Standard since prior to 2008. Formerly, he was also a Fox News Contributor until August 2013.	18	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and the Institute for the Study of War

54	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Management of the Fund

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Debra Perry, # 62 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer and Chief Credit Officer, Moody’s, from 1999 to 2001; Group Managing Director for the Finance, Securities and Insurance Rating Groups, Moody’s Corp., from 1996 to 1999. Earlier she held executive positions with First Boston Corporation and Chemical Bank.	18	PartnerRe; Korn/Ferry International; Bank of America Funds Series Trust; Committee for Economic Development; CNO Financial Group, Inc. since prior to 2008 until 2011; and MBIA Inc. since prior to 2008 until March 2008

Donald K. Peterson, # 64 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (January 2002-September 2006); President and Chief Executive Officer, Avaya Inc. (October 2000-December 2001); President, Enterprise Systems Group (February 2000-September 2000); Chief Financial Officer, Lucent Technologies (1996-February 2000); Chief Financial Officer, AT&T, Communications Services Group (1995-1996); President, Nortel Communications Systems, Inc. (1994-1995). Prior thereto, he was at Nortel from (1976-1995).	18	Worcester Polytechnic Institute; Overseers of the Amos Tuck School of Business Administration; TIAA-CREF; and Committee for Economic Development

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	55

Management of the Fund

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
Rosalie J. Wolf, # 72 (2000)	Managing Partner, Botanica Capital Partners LLC, and also Member of Brock Capital Group LLC. Member of the Investment Committee of the Board at the David and Lucile Packard Foundation. Formerly, she was a Managing Director at Offit Hall Capital Management LLC from January 2001 through 2003. From 1994-2000 she was Treasurer and Chief Investment Officer of The Rockefeller Foundation. Earlier she held financial executive positions with International Paper Company, Bankers Trust and Mobil Oil Corporation.	18	TIAA-CREF; and North European Oil Royalty Trust

*	There is no stated term of office for the Directors.

**	Ms. Lob is an “interested person”, as defined in the 1940 Act, due to her affiliation with AllianceBernstein.

***	The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

#	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^	Member of the Fair Value Pricing Committee.

56	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Dianne F. Lob, 59	President	See biography above.

Philip L. Kirstein, 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Emilie D. Wrapp, 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2008.

Joseph J. Mantineo, 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2008.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	57

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

1	The Senior Officer’s evaluation was completed on October 3, 2013 and discussed with the Board on October 15, 23 and 24, 2013.

2	Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

58	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2014.

3	Jones v. Harris at 1427.

4	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	59

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2014.

Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Next $3 billion	0.900%
	On the balance	0.850%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2014.

U.S. Government Short Duration Portfolio	First $750 million	0.450%
Short Duration Plus Portfolio	On the balance	0.400%
Short Duration California Municipal Portfolio
Short Duration Diversified Municipal Portfolio
Short Duration New York Municipal Portfolio

Intermediate Duration Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%

California Municipal Portfolio	First $1 billion	0.500%
New York Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	On the balance	0.350%

The Portfolios’ net assets on September 30, 2013 and September 30, 2012 are set forth below:

Portfolio	09/30/13 Net Assets ($MM)	09/30/12 Net Assets ($MM)	Change ($MM)
Tax-Managed International Portfolio	$3,842.0	$3,456.1		$385.9
International Portfolio	$1,610.1	$1,497.0		$113.1
Emerging Markets Portfolio	$1,192.6	$1,240.9	-$	48.3
U.S. Government Short Duration Portfolio	$52.9	$109.3	-$	56.4
Short Duration Plus Portfolio	$460.7	$625.3	-$	164.6
Intermediate Duration Portfolio	$3,970.2	$4,826.1	-$	855.9
Short Duration California Municipal Portfolio	$69.7	$99.9	-$	30.2
Short Duration Diversified Municipal Portfolio	$274.5	$394.6	-$	120.1
Short Duration New York Municipal Portfolio	$108.5	$133.2	-$	24.7

60	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio	09/30/13 Net Assets ($MM)	09/30/12 Net Assets ($MM)	Change ($MM)
California Municipal Portfolio	$ 1,052.7	$1,132.5	-$	79.9
Diversified Municipal Portfolio	$ 5,547.5	$5,670.5	-$	123.0
New York Municipal Portfolio	$ 1,644.5	$1,837.6	-$	193.1

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in percentage terms of the advisory fee schedule changes made since October 2004 for each Portfolio. The estimated fees are based on September 30, 2013 net assets:

Effective Advisory Fees Based on October 2004 Fee Schedule vs. Current Fee Schedule
Portfolio	October 2004	Current	Difference
Tax-Managed International Portfolio	0.926%	0.820%[5]	-0.106%
International Portfolio	0.962%	0.847%[5]	-0.115%
Emerging Markets Portfolio	1.230%	1.105%[5]	-0.125%
U.S. Government Short Duration Portfolio	0.500%	0.450%	-0.050%
Short Duration Plus Portfolio	0.500%	0.450%	-0.050%
Intermediate Duration Portfolio	0.463%	0.450%	-0.013%
Short Duration California Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	-0.050%
California Municipal Portfolio	0.497%	0.497%	0.000%
Diversified Municipal Portfolio	0.459%	0.431%	-0.028%
New York Municipal Portfolio	0.480%	0.480%	-0.000%

Set forth below are the Portfolios’ total expense ratios for the semi-annual period ended March 31, 2013:

Portfolio	Semi-Annual Period Ending 03/31/13 Total Expense Ratio[6]
Tax-Managed International Portfolio	Private Client Class A Class B Class C	1.11 2.23 3.05 2.96	% % % %

International Portfolio	Private Client Class A Class B Class C	1.15 1.98 2.71 2.69	% % % %

Emerging Markets Portfolio	Private Client	1.43%

U.S. Government Short Duration Portfolio	Private Client	0.70%

5	The estimated advisory fees include the 5 basis points advisory fee waiver effective through October 31, 2014.

6	Annualized.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	61

Portfolio	Semi-Annual Period Ending 03/31/13 Total Expense Ratio[6]
Short Duration Plus Portfolio	Private Client Class A Class B Class C	0.61 0.93 1.27 1.12	% % % %

Intermediate Duration Portfolio	Private Client	0.57%

Short Duration California Municipal Portfolio	Private Client	0.68%

Short Duration Diversified Municipal Portfolio	Private Client	0.62%

Short Duration New York Municipal Portfolio	Private Client	0.65%

California Municipal Portfolio	Private Client Class A Class B Class C	0.63 0.85 1.57 1.55	% % % %

Diversified Municipal Portfolio	Private Client Class A Class B Class C	0.56 0.77 1.48 1.47	% % % %

New York Municipal Portfolio	Private Client Class A Class B Class C	0.61 0.84 1.55 1.54	% % % %

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and Retail investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new

62	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.7 In addition to the relevant AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2013 net assets.8

Portfolio	Net Assets 09/30/13 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$3,842.0	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.407%	0.820%

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	63

Portfolio	Net Assets 09/30/13 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
International Portfolio	$1,610.1	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.418%	0.847%

Emerging Markets Portfolio	$1,192.6	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.808%	1.105%

U.S. Government Short Duration Portfolio[9]	$52.9	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.238%	0.450%

Short Duration Plus Portfolio	$460.7	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.154%	0.450%

Intermediate Duration Portfolio	$3,970.2	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.450%

Short Duration California Municipal Portfolio	$69.7	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.229%	0.450%

Short Duration Diversified Municipal Portfolio	$274.5	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.173%	0.450%

9	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Bank of America/Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

64	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio	Net Assets 09/30/13 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Short Duration New York Municipal Portfolio	$108.5	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.215%	0.450%

California Municipal Portfolio	$1,052.7	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.196%	0.497%

Diversified Municipal Portfolio	$5,547.5	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.431%

New York Municipal Portfolio	$1,644.5	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.480%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the differences between the advisory fees charged to the Portfolios and the fees charged to their corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.10

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory fee schedules of most ABMF funds in existence at the time of the settlement were affected by the AoD, which contemplate eight categories with almost all of the ABMF funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are the effective advisory fees of the Portfolios based on the investment advisory fees schedules of the ABMF funds and what would have

10	Group peers selected by Lipper from the 2013 Lipper 15(c) Report.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	65

been the effective advisory fees of the Portfolios had the advisory fee schedules of the ABMF funds been applicable to the Portfolios based on the Portfolios’ September 30, 2013 net assets:

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.715%	0.820%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.847%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.105%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.481%	0.450%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.497%

66	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.418%	0.431%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.480%

Set forth below are the advisory fee schedules of certain ABMF funds, which have a somewhat similar investment style as certain Portfolios and do not follow the NYAG categories. Also set forth below are what would have been the effective advisory fees of the Portfolios had the ABMF fee schedules been applicable to the Portfolios based on the Portfolios’ September 30, 2013 net assets:

Portfolio	ABMF Fund	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
International Portfolio	International Discovery Equity Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.981%	0.847%

	International Focus 40 Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.981%	0.847%

Emerging Markets Portfolio	Emerging Markets Multi-Asset Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.992%	1.105%

Emerging Markets Portfolio	Emerging Markets Equity Portfolio	117.5 bp on 1st $1 billion 105 bp on next $1 billion 100 bp on next $1 billion 90 bp on next $3 billion 85 bp on the balance	1.155%	1.105%

Intermediate Duration Portfolio	Sanford C. Bernstein Fund II, Inc. (“SCB II”)—Intermediate Duration Institutional Portfolio[11]	50 bp on 1st 1 billion 45 bp on the balance	0.463%	0.450%

11	It should be noted that SCB II’s fund expenses are capped at 0.45%.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	67

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[12]
Emerging Markets Portfolio	Emerging Markets Growth Class A Class I (Institutional)	1.70% 0.90%

	Emerging Markets Value Class A Class I (Institutional)	1.75% 0.95%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services.

The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	Distributor	Fee
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Equity Fund[13],[14]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A /B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolios’ advisory fees, the

12	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

13	The ITM fund is privately placed or institutional.

14	The ITM fund has an additional Fund of Funds fee of 0.10% paid to its manager, Sumitomo Trust Bank, in addition to the AllianceBernstein fee.

68	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2013 net assets:

Portfolio	Sub-Advised Fund	Sub-Advised Fund Fee Schedule	Sub-Advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
International Portfolio	Client #1	0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.578%	0.847%

Emerging Markets Portfolio	Client #2	0.75% on the first $50 million 0.55% on the next $50 million 0.50% on the next $300 million 0.45% on the balance	0.479%	1.105%

Intermediate Duration Portfolio	Client #3	0.29% on the first $100 million 0.20% on the balance	0.202%	0.450%

Diversified Municipal Portfolio	Client #4	0.16% on the first $40 million 0.15% on the next $40 million 0.14% on the next $40 million 0.13% on the balance (aggregated with other client accounts)	0.130%	0.431%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship where it is providing only investment related service at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment related service.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	69

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.15 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee,16 estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)17 and the Portfolio’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of certain Portfolios had an insufficient number of comparable peers. Consequently, Lipper expanded the EGs of the Portfolios to include peers with a different load type,18 and for certain Portfolios, a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the EGs of the Portfolios, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”) were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment classification/objective and load type. A “normal” EU will include all funds that have the same investment classification/objective and load type as the subject Portfolio.19

15	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

16	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

17	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

18	At the request of the Senior Officer and the Adviser, the EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end and no-load.

19	Except for asset (size) comparability, Lipper uses the same EG criteria when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

70	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Contractual management fees on a pro-forma basis are also shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio to show the effect of the 5 basis points investment advisory fee waiver on the Portfolios’ comparisons to their Lipper peers.

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
Tax-Managed International Portfolio[20]	0.870	0.858	7/12
Pro-forma	0.820	0.858	5/12

International Portfolio[20]	0.898	0.880	9/14
Pro-forma	0.848	0.880	5/14

Emerging Markets Portfolio	1.159	1.200	8/17
Pro-forma	1.109	1.200	7/17

U.S. Government Short Duration Portfolio	0.450	0.462	6/16

Short Duration Plus Portfolio	0.450	0.440	9/16

Intermediate Duration Portfolio	0.449	0.459	8/17

Short Duration California Municipal Portfolio[21]	0.450	0.450	5/9

Short Duration Diversified Municipal Portfolio	0.450	0.463	6/12

Short Duration New York Municipal Portfolio[21]	0.450	0.450	5/9

California Municipal Portfolio[21]	0.497	0.479	10/14

Diversified Municipal Portfolio	0.435	0.430	10/16

New York Municipal Portfolio[21]	0.480	0.472	10/15

Set forth below is a comparison of the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and EU. The Portfolios’ rankings are also shown.

Portfolio	Expense Ratio (%)[22]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Tax-Managed International Portfolio	1.112	1.250	2/12	1.240	45/132

International Portfolio	1.160	1.269	3/14	1.240	50/132

20	On July 9, 2013 Lipper changed its investment classification for Tax-Managed International Portfolio and International Portfolio from International Multi-Cap Core (“IMLC”) to International Multi-Cap Growth (“IMLG”). However, at the request of the Senior Officer and the Adviser, Lipper considered the IMLC universe to select both Portfolios’ expense and performance groups.

21	Lipper expanded the Portfolio’s EG with respect to investment classification/objective.

22	The total expense ratios are for the most recently completed fiscal year Private Client Class.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	71

Portfolio	Expense Ratio (%)[22]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Emerging Markets Portfolio	1.444	1.533	6/17	1.458	133/274

U.S. Government Short Duration Portfolio	0.681	0.720	6/16	0.684	22/44

Short Duration Plus Portfolio	0.622	0.727	6/16	0.633	70/145

Intermediate Duration Portfolio	0.568	0.785	2/17	0.685	109/343

Short Duration California Municipal Portfolio[23]	0.669	0.669	5/9	0.629	10/16

Short Duration Diversified Municipal Portfolio	0.595	0.617	5/12	0.595	30/59

Short Duration New York Municipal Portfolio[23]	0.639	0.601	6/9	0.629	9/16

California Municipal Portfolio[23]	0.632	0.668	6/15	0.647	103/228

Diversified Municipal Portfolio	0.557	0.703	2/16	0.617	43/117

New York Municipal Portfolio[23]	0.609	0.659	5/15	0.622	64/137

Based on this analysis, considering pro-forma information where possible, except for Short Duration New York Municipal Portfolio, U.S. Government Short Duration Portfolio and Short Duration California Municipal Portfolio, the Portfolios have a more favorable ranking on a total expense ratio basis than on a contractual management fee basis; Short Duration New York Municipal Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis; U.S. Government Short Duration Portfolio and Short Duration California Municipal Portfolio have equally favorable rankings on a contractual management fee and total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

23	Lipper expanded the Portfolio’s EG/EU with respect to investment classification/objective under standard Lipper guidelines.

72	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. With the exception of Tax-Managed International Portfolio and International Portfolio, the Adviser’s profitability, excluding administrating and servicing fees decreased for the Portfolios during calendar year 2012, relative to 2011.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the Fixed-Income Portfolios a fee of 0.10% of average daily assets and the Equity Portfolios a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2012:24

Portfolio	Shareholder Servicing Agreement Fee
Tax-Managed International Portfolio	$8,996,087
International Portfolio	$3,865,628
Emerging Markets Portfolio	$3,258,103
U.S. Government Short Duration Portfolio	$126,795
Short Duration Plus Portfolio	$544,248
Intermediate Duration Portfolio	$4,944,151
Short Duration California Municipal Portfolio	$103,813
Short Duration Diversified Municipal Portfolio	$437,015
Short Duration New York Municipal Portfolio	$148,340
California Municipal Portfolio	$1,026,677
Diversified Municipal Portfolio	$4,839,804
New York Municipal Portfolio	$1,541,811

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the retail class shares of the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”) for providing such services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

24	The Shareholder Servicing Agreement does not apply to the Retail Class shares of the Portfolios.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	73

Certain of the Portfolios have retail class shares. As of September 30, 2013, with respect to Tax-Managed International Portfolio and International Portfolio, the retail classes make up a small percentage of each of those Portfolios’ total net assets:

Portfolio	09/30/13 Total Retail as % of Net Assets
Tax-Managed International Portfolio	0.1%
International Portfolio	0.5%
Short Duration Plus Portfolio	14.1%
California Municipal Portfolio	14.1%
Diversified Municipal Portfolio	23.0%
New York Municipal Portfolio	18.2%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $19 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2012:

Portfolio	Amount Received
Tax-Managed International Portfolio		$139
International Portfolio		$238
Short Duration Plus Portfolio		$3,881
California Municipal Portfolio	$	– 0	–
Diversified Municipal Portfolio	$	– 0	–
New York Municipal Portfolio		$1,257

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2012:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$14,310	$	– 0	–
International Portfolio	$61,549		$1,507
Short Duration Plus Portfolio	$452,043		$4,152
California Municipal Portfolio	$490,944		$859
Diversified Municipal Portfolio	$3,366,085		$110,792
New York Municipal Portfolio	$1,402,236		$26,746

74	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios during the fiscal year ended September 30, 2012:25

Portfolio	ABIS Fee
Tax-Managed International Portfolio[26]	$17,981
International Portfolio[26]	$17,707
Short Duration Plus Portfolio	$33,848
California Municipal Portfolio	$17,997
Diversified Municipal Portfolio	$57,627
New York Municipal Portfolio	$30,186

The Portfolios did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and therefore did not pay commissions for such transactions during the fiscal year ended September 30, 2012.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes

25	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balances that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account. However, due to lower average balances and interest rates during the fiscal year ended September 30, 2012, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

26	Effective February 25, 2013, ABIS waived the $18,000 minimum charge for the Portfolio.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	75

in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the Portfolios through lower fees.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,27 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.28 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.29 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.30

27	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

28	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

29	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

30	There have been substantial changes to the investment management industry since 2008. Accordingly, some of the 2008 comparative results may no longer be reflective of current conditions in the industry.

76	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $436 billion as of August 31, 2013, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios31 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)32 for the periods ended July 31, 2013.33 Also shown are the gross performance rankings of the Portfolios.

Tax-Managed International Portfolio[34]	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	24.34	24.59	23.32	7/12	116/248
3 year	5.95	10.02	9.14	12/12	193/206
5 year	-2.79	4.28	1.86	10/10	172/173
10 year	5.03	10.26	8.68	7/7	70/70

International Portfolio[34]	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	24.14	24.49	23.32	8/14	117/248
3 year	5.94	9.17	9.14	13/14	193/206
5 year	-2.96	2.37	1.86	11/11	172/173
10 year	5.19	10.26	8.68	9/9	70/70

Emerging Markets Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	4.65	6.35	5.43	12/17	261/455
3 year	-0.31	3.89	2.74	14/16	223/283
5 year	-0.46	2.65	1.38	15/15	161/203
10 year	14.25	14.82	13.94	8/12	45/102

U.S. Government Short Duration Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-0.14	0.32	0.34	14/16	52/58
3 year	0.93	1.44	1.35	13/16	42/55
5 year	2.12	2.45	2.87	11/15	36/49
10 year	2.82	3.02	3.25	11/13	35/42

31	The gross performance returns are for the Private Client class shares of the Portfolios.

32	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

33	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

34	As previously mentioned, Lipper changed the Portfolio’s investment objective/classification from IMLC to IMLG on July 9, 2013. However, at the request of the Senior Officer and the Adviser, Lipper compared the Portfolio to IMLC peers.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	77

Short Duration Plus Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	0.20	1.86	1.59	16/16	197/210
3 year	1.22	2.72	2.57	15/15	162/174
5 year	2.53	4.13	3.71	13/14	120/140
10 year	2.57	3.75	3.74	10/10	88/91

Intermediate Duration Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-1.16	0.49	-0.14	17/17	402/498
3 year	3.99	4.69	4.49	16/16	343/448
5 year	6.66	7.16	6.73	9/14	196/373
10 year	5.66	5.96	5.61	9/12	119/248

Short Duration California Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	0.45	0.45	0.46	4/7	11/15
3 year	1.13	3.11	1.98	7/7	10/14
5 year	2.02	4.19	3.70	6/6	9/13
10 year	2.56	3.93	3.97	4/4	6/6

Short Duration Diversified Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	0.46	0.71	0.70	9/12	57/72
3 year	1.42	1.77	1.68	10/12	46/68
5 year	2.17	2.47	2.59	7/9	34/50
10 year	2.70	2.76	2.95	5/7	25/37

Short Duration New York Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	0.76	0.50	-0.13	1/3	1/6
3 year	1.46	1.46	2.50	2/3	4/5
5 year	2.12	2.22	4.09	3/3	5/5
10 year	2.67	2.75	3.65	3/3	5/5

California Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-1.00	-1.00	-0.89	2/3	21/29
3 year	3.03	4.12	3.94	3/3	26/28
5 year	4.30	4.87	4.81	3/3	24/24
10 year	4.11	4.81	4.33	3/3	18/23

78	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Diversified Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-0.66	-0.83	-1.08	5/16	33/138
3 year	2.98	3.91	3.70	15/15	111/117
5 year	4.25	5.15	5.07	15/15	82/91
10 year	4.13	4.69	4.54	11/11	60/67

New York Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-0.70	-0.74	-1.23	1/3	3/21
3 year	2.88	3.35	3.42	3/3	19/20
5 year	4.23	4.77	4.78	3/3	15/18
10 year	4.14	4.39	4.42	3/3	15/16

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)35 versus their benchmarks.36

	Periods Ending July 31, 2013 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed International Portfolio	22.97	4.77	-3.88	3.83	5.79
MSCI EAFE Index[37]	23.48	8.61	1.05	7.97	6.10
Inception Date: June 22,1992

International Portfolio	22.71	4.71	-4.09	3.94	2.84
MSCI EAFE Index	23.48	8.61	1.05	7.97	3.56
Inception Date: April 30, 1999

Emerging Markets Portfolio	3.15	-1.74	-1.90	12.51	7.29
MSCI Emerging Markets Index	1.95	1.01	0.55	13.10	N/A
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	-0.82	0.26	1.45	2.08	4.45
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.25	0.78	1.85	2.66	5.09
Inception Date: January 3, 1989

Short Duration Plus Portfolio	-0.42	0.60	1.90	1.91	4.54
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.25	0.78	1.85	2.66	5.09
Inception Date: December 12, 1988

35	The net performance returns shown in the table are for the Private Client Class shares of the Portfolios.

36	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2013.

37	Benchmark since inception performance is as of the closest month end after the Portfolio’s actual inception date.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	79

	Periods Ending July 31, 2013 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Intermediate Duration Portfolio	-1.50	3.50	6.12	5.08	6.50
Barclays Capital U.S. Aggregate Bond Index	-1.91	3.19	5.23	4.89	6.88
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	-0.22	0.47	1.36	1.83	2.69
Barclays Capital 1 Year Municipal Bond Index[37]	0.63	0.95	1.83	2.28	3.31
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	-0.14	0.81	1.55	2.04	2.93
Barclays Capital 1 Year Municipal Bond Index[37]	0.63	0.95	1.83	2.28	3.31
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	0.11	0.82	1.48	1.98	2.78
Barclays Capital 1 Year Municipal Bond Index[37]	0.63	0.95	1.83	2.28	3.31
Inception Date: October 3, 1994

California Municipal Portfolio	-1.63	2.38	3.64	3.45	4.65
Barclays Capital 5 Year GO Municipal Index[37]	-0.16	2.64	4.46	4.09	5.33
Inception Date: August 6, 1990

Diversified Municipal Portfolio	-1.21	2.41	3.67	3.53	4.89
Barclays Capital 5 Year GO Municipal Index[37]	-0.16	2.64	4.46	4.09	5.43
Inception Date: January 9, 1989

New York Municipal Portfolio	-1.30	2.26	3.59	3.50	4.90
Barclays Capital 5 Year GO Municipal Index[37]	-0.16	2.64	4.46	4.09	5.43
Inception Date: January 9, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Fixed Income Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to the Equity Portfolios, the Portfolios’ investment advisory fees, with the five basis point waiver, are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. The Senior Officer recommended that the Directors continue their discussions with the Adviser to reduce the total expense ratios of the retail classes of Tax-Managed International Portfolio and International Portfolio. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 8, 2013

80	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Growth & Income Fund

Select US Equity Portfolio

US Growth

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	81

AllianceBernstein Family of Funds

NOTES

82	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

NOTES

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	83

NOTES

84	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SD-0151-0913

ANNUAL REPORT

AllianceBernstein Intermediate Municipal Portfolios

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

September 30, 2013

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 25, 2013

Annual Report

This report provides management’s discussion of fund performance for the AllianceBernstein Intermediate Municipal Portfolios: California, Diversified and New York (the “Portfolios”) for the annual reporting period ended September 30, 2013.

Investment Objective and Policies

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the California Municipal Portfolio, California state taxes and, in the case of the New York Municipal Portfolio, New York state and local taxes). Under normal circumstances, each of the Portfolios will invest at least 80% of its net assets in municipal securities (and, in the case of the California and New York Municipal Portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). For purposes of these policies, net assets include any borrowings for investment purposes. Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by AllianceBernstein L.P. (the “Adviser”) to be of comparable quality) and comparably rated municipal notes. The Portfolios may invest up to 20% of their total assets in fixed income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

Each of the Portfolios may invest up to 20% of their net assets in fixed- income securities of U.S. issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors. The Diversified Municipal Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state. The Portfolios may use derivatives, such as options, futures, forwards and swaps. Each Portfolio seeks to maintain an effective duration between three and one-half to seven years under normal market conditions.

Investment Results

The tables on pages 7-9 show performance for each Portfolio compared to its national benchmark, the Barclays 5-Year General Obligation (“GO”) Municipal Bond Index, for the six- and 12-month periods ended September 30, 2013. Performance for the Portfolios’ peer group, as represented by the Lipper Short & Intermediate Term Blended Municipal Debt Funds Average (the “Lipper Average”) has also been included.

All share classes of the California, Diversified and New York Municipal Portfolios underperformed their benchmark for both the six- and 12-month periods ended September 30, 2013. For the six-month period, Class A shares of the Diversified Portfolio outperformed the Lipper Average, while Classes B and C and all share classes of the California and New York Portfolios underperformed the Lipper Average for both periods.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	1

An overweight in medium- and lower-rated bonds detracted from returns over both periods. High-grade municipals outperformed lower-rated bonds largely due to credit concerns about Detroit’s likely bankruptcy and concerns about Puerto Rico’s creditworthiness. However, an underweight in long-maturity bonds added to relative performance. With regard to sector selection, a significant underweight in general obligation bonds contributed to relative performance, as did a small position in short duration corporate bonds.

The Portfolios did not utilize derivatives for the six- or 12-month periods ended September 30, 2013.

Market Review and Investment Strategy

Most of the volatility in the municipal market took place at the end of the second quarter and throughout the third quarter. When the U.S. Federal Reserve (the “Fed”) announced in mid-May that it had plans to gradually reduce its monthly purchases of $85 billion of Treasuries and mortgage securities, investors began to pull money from municipal bond funds causing a sharp increase in bond yields and a drop in prices. As the third quarter began long-maturity bond yields continued their sharp upward climb. In early September, yields reversed course and started to fall in response to weaker-than-expected economic data. Then, two closely-spaced announcements in mid-September accelerated the drop in yields; the announcement by former U.S. Treasury Secretary Lawrence Summers that he was no longer a candidate to replace Ben Bernanke, which seemed to calm investor fears that Summers would abandon Bernanke’s approach; and the Fed’s surprising announcement that it was delaying its monthly purchases. By the end of the third quarter, 10-year AAA municipal yields had fallen by about 0.50% from their peak in early September, and five-year AAA municipal yields dropped by 0.25%.

The Portfolios remain neutral with respect to interest rate risk, as the difference between short- and long-term yields was still near all-time highs at the end of the reporting period. The Municipal Bond Investment Team (the “Team”) believes that shortening the Portfolios’ duration would significantly reduce the yield of the Portfolios. At the same time, with interest rates still low by historical standards, the Team is not currently interested in increasing the Portfolios’ interest rate duration.

With respect to maturity selection, the Team has been attempting to take advantage of “roll”—the expected price appreciation of a bond as it moves closer to maturity each year. The return potential of roll is far greater in intermediate securities than in either short or long bonds. As a result, the combination of roll plus yield remains so attractive in intermediate bonds that, despite their lower yields relative to longer bonds, they offer a similar expected return with far less interest rate risk. As such, the Portfolios remain concentrated in intermediate maturities.

One of the most discussed credit issues in the municipal market recently

2	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

has been Puerto Rico, whose bonds lost significant value in the third quarter. Although the Commonwealth took substantial steps to improve its finances over the past 12 months, there continues to be major concerns about Puerto Rico’s weak economy and high debt load. During the past year, the Team trimmed positions in bonds directly tied to the Puerto Rico economy—such holdings currently comprise less than 5% of each of the Portfolios.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays 5-Year GO Municipal Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. Interest rates in the United States have recently been historically low. Increases in interest rates may cause the value of the Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Non-diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The California and New York Portfolios are not “diversified.” This means that the Portfolios can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolios are subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. Equity and debt markets around the world have experienced unprecedented volatility, including as a result of the recent European sovereign debt crisis, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. High public debt in the United States and other countries creates ongoing systemic and market risks and policy making uncertainty. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Tax Risk: There is no guarantee that all of the Portfolios’ income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ net asset value could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of the Portfolios’ shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Local Economy Risk: The Portfolios may invest in municipal securities issued by the Commonwealth of Puerto Rico as well as other local governments whose current economic conditions could exacerbate the risks associated with investing in these securities.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

These risks are fully discussed in the Portfolios’ prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Disclosures and Risks

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Intermediate California Municipal Portfolio
Class A	-2.12%	-1.88%

Class B*	-2.53%	-2.63%

Class C	-2.46%	-2.55%

Barclays 5-Year GO Municipal Bond Index	-0.87%	-0.52%

Lipper Short & Intermediate Term Blended Municipal Debt Funds Average	-1.86%	-1.17%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/03 TO 9/30/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Intermediate California Municipal Portfolio Class A shares (from 9/30/03 to 9/30/13) as compared to the performance of the Portfolio’s benchmark. The chart showing Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	7

Historical Performance

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Intermediate Diversified Municipal Portfolio
Class A	-1.72%	-1.33%

Class B*	-1.99%	-2.02%

Class C	-2.06%	-2.02%

Barclays 5-Year GO Municipal Bond Index	-0.87%	-0.52%

Lipper Short & Intermediate Term Blended Municipal Debt Funds Average	-1.86%	-1.17%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/03 TO 9/30/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Intermediate California Municipal Portfolio Class A shares (from 9/30/03 to 9/30/13) as compared to the performance of the Portfolio’s benchmark. The chart showing Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Intermediate New York Municipal Portfolio
Class A	-2.12%	-1.82%

Class B*	-2.40%	-2.44%

Class C	-2.40%	-2.44%

Barclays 5-Year GO Municipal Bond Index	-0.87%	-0.52%

Lipper Short & Intermediate Term Blended Municipal Debt Funds Average	-1.86%	-1.17%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/03 TO 9/30/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Intermediate New York Municipal Portfolio Class A shares (from 9/30/03 to 9/30/13) as compared to the performance of the Portfolio’s benchmark. The chart showing Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	9

Historical Performance

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			1.30%	2.31%
1 Year	-1.88%	-4.81%
5 Years	3.68%	3.05%
10 Years	2.97%	2.66%

Class B Shares			0.67%	1.19%
1 Year	-2.63%	-5.51%
5 Years	2.93%	2.93%
10 Years(a)	2.54%	2.54%

Class C Shares			0.65%	1.15%
1 Year	-2.55%	-3.51%
5 Years	2.96%	2.96%
10 Years	2.26%	2.26%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
		SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year		-4.81%
5 Years		3.05%
10 Years		2.66%

Class B Shares
1 Year		-5.51%
5 Years		2.93%
10 Years(a)		2.54%

Class C Shares
1 Year		-3.51%
5 Years		2.96%
10 Years		2.26%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.87%, 1.59% and 1.58 % for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2013.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			1.18%	1.82%
1 Year	-1.33%	-4.28%
5 Years	3.80%	3.16%
10 Years	3.01%	2.70%

Class B Shares			0.51%	0.78%
1 Year	-2.02%	-4.90%
5 Years	3.06%	3.06%
10 Years(a)	2.58%	2.58%

Class C Shares			0.52%	0.80%
1 Year	-2.02%	-2.98%
5 Years	3.08%	3.08%
10 Years	2.30%	2.30%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
		SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year		-4.28%
5 Years		3.16%
10 Years		2.70%

Class B Shares
1 Year		-4.90%
5 Years		3.06%
10 Years(a)		2.58%

Class C Shares
1 Year		-2.98%
5 Years		3.08%
10 Years		2.30%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.78%, 1.53% and 1.48% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2013.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	11

Historical Performance

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			1.29%	2.18%
1 Year	-1.82%	-4.75%
5 Years	3.66%	3.03%
10 Years	2.95%	2.63%

Class B Shares			0.63%	1.06%
1 Year	-2.44%	-5.32%
5 Years	2.92%	2.92%
10 Years(a)	2.53%	2.53%

Class C Shares			0.64%	1.08%
1 Year	-2.44%	-3.40%
5 Years	2.95%	2.95%
10 Years	2.24%	2.24%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
		SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year		-4.75%
5 Years		3.03%
10 Years		2.63%

Class B Shares
1 Year		-5.32%
5 Years		2.92%
10 Years(a)		2.53%

Class C Shares
1 Year		-3.40%
5 Years		2.95%
10 Years		2.24%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.85%, 1.60% and 1.55% for Class A, Class B and Class C, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2013.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

12	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Intermediate California Municipal Portfolio

	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$978.80	$4.41	0.89%
Hypothetical**	$1,000	$1,020.61	$4.51	0.89%
Class B
Actual	$1,000	$974.70	$7.87	1.59%
Hypothetical**	$1,000	$1,017.10	$8.04	1.59%
Class C
Actual	$1,000	$975.40	$7.77	1.57%
Hypothetical**	$1,000	$1,017.20	$7.94	1.57%

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	13

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

Intermediate Diversified Municipal Portfolio

	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$982.80	$3.93	0.79%
Hypothetical**	$1,000	$1,021.11	$4.00	0.79%
Class B
Actual	$1,000	$980.10	$7.45	1.50%
Hypothetical**	$1,000	$1,017.55	$7.59	1.50%
Class C
Actual	$1,000	$979.40	$7.39	1.49%
Hypothetical**	$1,000	$1,017.60	$7.54	1.49%

Intermediate New York Municipal Portfolio

	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$978.80	$4.22	0.85%
Hypothetical**	$1,000	$1,020.81	$4.31	0.85%
Class B
Actual	$1,000	$976.00	$7.68	1.55%
Hypothetical**	$1,000	$1,017.30	$7.84	1.55%
Class C
Actual	$1,000	$976.00	$7.68	1.55%
Hypothetical**	$1,000	$1,017.30	$7.84	1.55%
*	Expenses are equal to each classes’ annualized expense ratio, shown in the table above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Assumes 5% annual return before expenses.

14	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Expense Example

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,051.8

*	All data are as of September 30, 2013. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). These are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	15

Portfolio Summary

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $5,544.9

*	All data are as of September 30, 2013. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

**	“Other” represents less than 2.5% in 23 different states.

16	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio Summary

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,644.4

*	All data are as of September 30, 2013. The Portfolio’s quality rating and state breakdown are expressed as a percentage of the ‘s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

**	“Other” represents less than 0.2% in 7 different states.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	17

Portfolio Summary

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2013

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 94.1%
Long-Term Municipal Bonds – 91.8%
California – 74.1%
Bay Area Infra Fin Auth NPFGC-RE 5.00%, 8/01/17	$4,490	$4,505,221
Bay Area Toll Auth CA 5.00%, 4/01/22–4/01/25	28,820	32,832,269
Series 2006F 5.00%, 4/01/16	3,630	4,033,475
5.00%, 4/01/16 (Pre-refunded/ETM)	5,250	5,841,885
Series 2007F 5.00%, 4/01/16	3,570	3,966,806
Bay Area Wtr Supply & Consv Agy CA Series 2013A 5.00%, 10/01/25	4,710	5,457,948
California Dept Wtr Res Cen Vy Series 2013AM 5.00%, 12/01/14	3,000	3,165,840
NPFGC 5.00%, 12/01/14 (Pre-refunded/ETM)	380	400,961
NPFGC Series 2005AH 5.00%, 12/01/14 (Pre-refunded/ETM)	60	63,346
California Dept Wtr Res Pwr Series 2008H 5.00%, 5/01/17	1,455	1,666,222
Series 2008K 5.00%, 5/01/18	23,145	26,994,708
Series 2010L 5.00%, 5/01/15-5/01/20	14,690	17,096,652
AGM Series 2008H 5.00%, 5/01/17	21,050	24,105,828
California Econ Recovery (California Econ Rec Spl Tax) Series 2004A 5.25%, 7/01/14	2,820	2,925,863
Series 2009A 5.00%, 7/01/18-7/01/20	33,120	38,684,378
NPFGC Series 2004A 5.00%, 7/01/15	4,460	4,621,541
California GO 5.00%, 10/01/20	20,500	24,231,410
California Infra & Eco Dev Bk (Broad Collection) Series 2011A 5.00%, 6/01/21	20,650	24,545,209

18	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Infra & Eco Dev Bk (Workers Comp Spl Assmt) AMBAC Series 2004A 5.00%, 10/01/15	$1,070	$1,073,863
California Poll Cntl Fin Auth (Poseidon Resources LP) 5.00%, 7/01/27(a)	4,000	3,872,200
California Pub Wks Brd (CA Lease Dept Corr St Prisons) AMBAC Series 1993A 5.00%, 12/01/19	2,630	2,907,439
California Pub Wks Brd (CA Lease State Univ Sys) NPFGC-RE Series 2006A 5.00%, 10/01/14	3,740	3,916,715
California Pub Wks Brd (California Pub Wks Brd Lease) 4.00%, 6/01/16	3,260	3,521,517
California Pub Wks Brd (Univ of California Lease) Series 2009E 5.00%, 4/01/21–4/01/23	12,775	14,494,877
Series 2011G 5.00%, 12/01/23	1,545	1,775,591
NPFGC-RE Series 2007B 5.00%, 6/01/15	3,030	3,262,098
NPFGC-RE Series 2007C 5.00%, 9/01/16	1,575	1,767,386
California Spl Dist Assn Fin Corp. COP AGM Series 1996Z 5.50%, 8/01/17 (Pre-refunded/ETM)	315	344,156
California St RAN Series 2013A 2.00%, 6/23/14	10,510	10,647,471
California State Univ Series 2010A 5.00%, 11/01/24	1,490	1,659,130
Series 2011A 5.25%, 11/01/26	5,500	6,238,210
Series 2012A 5.00%, 11/01/26	10,930	12,249,470
AMBAC Series 2005B 5.00%, 11/01/14	3,575	3,758,433
California Statewide CDA (Kaiser Permanente) Series 2012C 5.00%, 11/01/29	2,630	2,992,835

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	19

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2012E-1-REMK 5.00%, 4/01/44	$1,000	$1,137,960
California Statewide CDA (Odd Fellows Home) Series 2012A 5.00%, 4/01/20–4/01/22	2,000	2,261,670
California Statewide CDA (The Terraces at San Joaquin Gardens) 4.00%, 10/01/18	1,965	1,952,699
Chaffey CCD CA GO NPFGC 5.00%, 6/01/15 (Pre-refunded/ETM)	1,090	1,175,009
NPFGC 5.00%, 6/01/25	350	368,004
Coati-Rohnert Pk USD CA GO NPFGC-RE 5.00%, 8/01/20	2,020	2,137,907
Contra Costa CA Wtr Dist Series 2013R 5.00%, 10/01/16	1,570	1,769,202
Contra Costa Cnty CA Wtr Dist (Contra Costa CA Wtr Dist) Series 2012Q 5.00%, 10/01/20	5,315	6,252,300
Grossmont-Cuyamaca CCD CA GO AGC 5.25%, 8/01/17	1,150	1,336,852
Industry CA GO 5.00%, 7/01/17	3,655	4,182,234
Inland Valley CA Dev Agy Series 2009A 5.50%, 4/01/14 (Pre-refunded/ETM)	1,320	1,354,082
Loma Linda CA Hosp (Loma Linda Univ Med Ctr) Series 2005A 5.00%, 12/01/13	1,145	1,150,542
Long Beach CA Bond Fin Auth (Long Beach CA Lease Aquarium) 5.00%, 11/01/23	4,025	4,470,447
Long Beach CA Harbor Series 2010A 5.00%, 5/15/22–5/15/25	16,895	19,149,929
Series 2010B 5.00%, 5/15/21	6,500	7,536,685
Long Beach CA USD GO Series 2009A 5.00%, 8/01/15–8/01/18	17,695	20,071,195

20	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2010A 5.00%, 8/01/25	$1,000	$1,129,860
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) 5.00%, 5/15/23	5,000	5,656,800
Series 2008A 5.50%, 5/15/14–5/15/17	14,870	16,638,765
Series 2009A 5.25%, 5/15/23–5/15/24	15,955	18,101,548
Series 2010A 5.00%, 5/15/23–5/15/25	25,915	28,904,346
Los Angeles CA Dept W&P Pwr Series 2012C 4.00%, 1/01/16	1,000	1,071,240
5.00%, 1/01/16	8,150	8,892,302
Series 2013A 5.00%, 7/01/21	1,505	1,804,691
Los Angeles CA Dept W&P Wtr Series 2012C 5.00%, 7/01/23	1,540	1,823,391
Los Angeles CA Harbor Dept Series 2011B 5.00%, 8/01/23	2,500	2,850,175
Los Angeles CA USD GO FGIC Series A-1 5.00%, 7/01/20–7/01/22	13,485	14,292,232
NPFGC Series A-2 5.00%, 7/01/20	11,000	11,677,930
Los Angeles CA Wstwtr Sys Series 2012A 5.00%, 6/01/19	4,065	4,795,643
Series 2012C 5.00%, 6/01/23	2,765	3,257,806
Los Angeles Cnty CA Met Trnsp Auth (Los Angeles Cnty CA MTA Sales Tax) 5.00%, 7/01/21	2,000	2,273,900
Los Angeles Cnty CA Santn Dist Series 2013A 5.00%, 10/01/15	10,705	11,684,507
Mammoth CA USD GO NPFGC Zero Coupon, 8/01/21-8/01/22	2,100	1,522,327
Met Wtr Dist Southern CA Wtr 5.75%, 8/10/18	7,600	8,722,444
Series 1993A 5.75%, 7/01/21 (Pre-refunded/ETM)	1,615	1,865,454
5.75%, 7/01/21	2,045	2,397,681

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	21

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Northern CA Pwr Agy (Northern CA Power Agy Hydro #1) Series 2012A 5.00%, 7/01/25–7/01/27	$3,980	$4,395,510
Orange Cnty CA Santn COP Series 2009A 5.00%, 2/01/18–2/01/20	11,045	12,883,260
Pittsburg CA Redev Agy 9.60%, 6/01/16 (Pre-refunded/ETM)	1,000	1,226,740
Port of Oakland CA Series 2012P 5.00%, 5/01/22–5/01/25	16,945	18,304,316
NPFGC Series 2007C 5.00%, 11/01/18	1,900	2,159,654
Riverside CA Elec Series 2013A 5.00%, 10/01/15	2,350	2,561,571
Sacramento CA Fin Auth (Sacramento CA Lease) Series 1993B 5.40%, 11/01/20	2,000	2,272,060
Sacramento CA Mun Util Dist Series 2012Y 5.00%, 8/15/25	4,555	5,119,820
Series 2013C 5.00%, 8/15/14-8/15/16	7,985	8,722,422
Sacramento CA USD GO Series 2011 5.00%, 7/01/24	4,945	5,336,149
Sacramento Cnty CA Santn Dist Fing Auth (Sacramento Regl Cnty Santn Dist CA) AMBAC 5.50%, 12/01/21	1,175	1,412,585
Sacramento Regl Transit Dist CA 5.00%, 3/01/24	1,000	1,079,870
San Diego CA Pub Fac Fin Auth (San Diego CA Swr) Series 2009B 5.00%, 5/15/18-5/15/21	35,520	41,111,759
San Diego CA USD GO Series 2004D 5.50%, 7/01/19	10,140	12,246,179
San Diego Cnty CA COP AMBAC 5.00%, 2/01/15	2,000	2,113,160
San Diego Cnty CA Wtr Auth AGM Series 2008A-COPs 5.00%, 5/01/19-5/01/24	7,655	8,526,711

22	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) 5.25%, 5/01/18	$4,655	$5,350,969
Series 2009C-2 5.00%, 5/01/15-5/01/16	26,210	28,510,326
Series 2011C 5.00%, 5/01/21	3,900	4,467,762
Series 2011S 5.00%, 5/01/25	3,000	3,341,520
AGC Series 2008-34E 5.00%, 5/01/16	1,345	1,482,647
San Francisco City/Cnty CA GO 5.00%, 6/15/15	2,385	2,573,654
San Francisco City/Cnty CA Pub Util Wtr Series 2009A 5.00%, 11/01/28	2,000	2,176,620
Series 2011A 5.00%, 11/01/25	11,320	12,803,033
Series 2013B 5.00%, 10/01/25	4,000	4,575,680
San Francisco City/Cnty CA Redev CFD #6 (Mission Bay South Public Imp) 5.00%, 8/01/19-8/01/24	3,855	4,044,002
San Ramon Vly USD CA GO AGM 5.25%, 8/01/14 (Pre-refunded/ETM)	1,000	1,041,830
Santa Fe Springs CA CDA (Santa Fe Springs CA Tax Alloc) NPFGC 5.375%, 9/01/17	560	560,566
Santa Rosa CA HSD GO 4.00%, 8/01/16	1,740	1,884,664
5.00%, 8/01/17	4,255	4,828,999
South Placer CA Wstwtr Auth Series 2011C 5.00%, 11/01/19-11/01/20	5,520	6,424,268
Southern CA Pub Pwr Auth (Los Angeles CA Dept W&P Pwr) 5.00%, 7/01/22	4,000	4,614,280
Series 2010-1 5.00%, 7/01/25	8,235	9,087,240
Univ of California Series 2009Q 5.25%, 5/15/22	3,510	4,046,574
Series 2010U 5.00%, 5/15/24	4,215	4,771,422
Series 2012G 5.00%, 5/15/25	10,000	11,451,200

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	23

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AGM Series 2007J 5.00%, 5/15/15 (Pre-refunded/ETM)	$395	$429,187
5.00%, 5/15/16	5,935	6,422,323

		779,651,244

Arizona – 0.0%
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	110	110,051

Colorado – 0.4%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series 1991D 7.75%, 11/15/13	90	90,813
Series 2011A 5.75%, 11/15/20	1,700	2,003,484
Denver CO Urban Renewal Auth (Stapleton) Series 2013A 5.00%, 12/01/20	1,625	1,832,967

		3,927,264

Florida – 4.0%
Broward Cnty FL Sch Brd COP Series 2011A 5.00%, 7/01/18	2,000	2,273,140
Citizens Ppty Ins Corp. FL Series 2009A-1 6.00%, 6/01/16	13,160	14,824,082
Dupree Lakes CDD FL 6.83%, 11/01/15	105	104,304
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/15-7/01/16	17,080	18,816,548
Lake Ashton II CDD FL Series 2005B 4.875%, 11/01/10(b)(c)	320	150,400
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	2,400	2,487,528
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport) Series 2009A 5.75%, 10/01/21	1,055	1,233,253
Miami-Dade Cnty FL Expressway Series 2013A 5.00%, 7/01/21	1,280	1,468,070

24	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New River CDD FL 5.00%, 5/01/18(c)(d)	$475	$209,000
5.75%, 5/01/38(c)(d)	605	266,200
Series 2006B 5.00%, 5/01/13(c)(e)	405	4
Series 2010A1 5.75%, 5/01/38(c)	240	189,574
Series 2010B1 5.00%, 5/01/15(c)	235	227,708
Sterling Hill CDD FL Series 2003B 5.50%, 11/01/10(c)(f)	155	93,000

		42,342,811

Guam – 0.2%
Guam Wtrworks Auth 5.50%, 7/01/16	1,500	1,556,700

Illinois – 1.3%
Bolingbrook IL Sales Tax 6.00%, 1/01/26	4,450	3,604,055
Cook Cnty IL GO Series 2012C 5.00%, 11/15/25	3,955	4,152,671
Illinois GO 5.00%, 8/01/18	5,000	5,526,600

		13,283,326

Louisiana – 0.0%
Coves of The Highland CDD LA 5.60%, 11/01/13(b)(c)(g)	3,200	– 0	–

New Jersey – 2.9%
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) Series 2013A 5.00%, 12/15/19-6/15/20	25,930	30,005,814

North Carolina – 0.2%
North Carolina Eastern Mun Pwr Agy Series 2009 SER B 5.00%, 1/01/16	2,375	2,599,200

Ohio – 0.1%
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series 2004A 7.00%, 8/01/21(c)	2,210	1,394,598

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	25

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 3.8%
Puerto Rico Elec Pwr Auth Series 2007TT 5.00%, 7/01/21	$3,850	$3,157,231
Series 2007V V 5.50%, 7/01/20	3,065	2,558,172
Series 2010DDD 5.00%, 7/01/22	10,190	8,137,734
Puerto Rico GO Series 2007A 5.50%, 7/01/18	2,650	2,374,930
Series 2012A 5.00%, 7/01/20	1,850	1,530,838
NPFGC Series 2001A 5.50%, 7/01/19	5,470	5,198,086
Puerto Rico Govt Dev Bank NPFGC Series 2009 4.75%, 12/01/15	5,535	5,454,411
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series 2007M 5.75%, 7/01/15	2,570	2,529,291
Series 2009P 6.00%, 7/01/20	1,415	1,209,981
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.00%, 8/01/24	5,880	5,500,681
Series 2011C 5.00%, 8/01/22	2,565	2,669,267

		40,320,622

Texas – 4.8%
Dallas Fort Worth TX Intl Arpt Series 2009A 5.00%, 11/01/21	1,180	1,306,012
Grand Parkway Trnsp Corp. TX Series 2013C 2.00%, 10/01/17	37,580	37,787,442
Houston TX Arpt Sys Series 2011A 5.00%, 7/01/19	10,290	11,711,358

		50,804,812

Total Long-Term Municipal Bonds (cost $942,671,152)		965,996,442

Short-Term Municipal Notes – 2.3%
California GO 0.06%, 5/01/34(h)	20,000	20,000,000
Los Angeles CA Dept W&P Pwr 0.04%, 7/01/34(h)	3,500	3,500,000

26	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2008A 0.06%, 7/01/35(h)	$500	$500,000

Total Short-Term Municipal Notes (cost $24,000,000)		24,000,000

Total Municipal Obligations (cost $966,671,152)		989,996,442

CORPORATES - INVESTMENT GRADES – 3.1%
Financial Institutions – 2.1%
Banking – 2.1%
American Express Credit Corp. 1.75%, 6/12/15	5,914	6,021,783
Capital One Financial Corp. 2.125%, 7/15/14	1,543	1,560,102
2.15%, 3/23/15	2,000	2,032,212
JPMorgan Chase & Co. 1.875%, 3/20/15	6,345	6,444,566
Morgan Stanley 1.75%, 2/25/16	5,788	5,815,910

		21,874,573

Industrial – 1.0%
Consumer Cyclical - Automotive – 0.5%
Daimler Finance North America LLC 6.50%, 11/15/13	2,445	2,461,643
Ford Motor Credit Co. LLC 7.00%, 4/15/15	2,475	2,685,546

		5,147,189

Technology – 0.5%
Hewlett-Packard Co. 6.125%, 3/01/14	5,273	5,387,413

		10,534,602

Total Corporates - Investment Grades (cost $32,053,711)		32,409,175

SHORT-TERM INVESTMENTS – 1.6%
Time Deposit – 1.6%
State Street Time Deposit 0.01%, 10/01/13 (cost $16,800,263)	16,800	16,800,263

Total Investments – 98.8% (cost $1,015,525,126)		1,039,205,880
Other assets less liabilities – 1.2%		12,568,364

Net Assets – 100.0%		$1,051,774,244

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	27

Intermediate California Municipal Portfolio—Portfolio of Investments

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the market value of this security amounted to $3,872,200 or 0.4% of net assets.

(b)	Security is in default and is non-income producing.

(c)	Illiquid security.

(d)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(e)	Non-income producing security.

(f)	Defaulted.

(g)	Fair valued by the Adviser.

(h)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2013, the Fund held 11.2% of net assets in insured bonds (of this amount 2.9% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
CCD	– Community College District
CDA	– Community Development Authority
CDD	– Community Development District
CFD	– Community Facilities District
COP	– Certificate of Participation
ETM	– Escrowed to Maturity
FGIC	– Financial Guaranty Insurance Company
GO	– General Obligation
HSD	– High School District
IDA	– Industrial Development Authority/Agency
MTA	– Metropolitan Transportation Authority
NPFGC	– National Public Finance Guarantee Corporation
NPFGC-RE	– National Public Finance Guarantee Corporation Reinsuring Financial Guaranty Insurance Company
RAN	– Revenue Anticipation Note
USD	– Unified School District

See notes to financial statements.

28	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2013

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 90.1%
Long-Term Municipal Bonds – 88.5%
Alabama – 2.2%
Alabama Fed Hwy Fin Auth (Alabama Federal Highway Grant) 5.00%, 9/01/24	$18,230	$20,635,266
Alabama Pub Sch & Clg Auth Series 2009A 5.00%, 5/01/17	34,415	39,149,816
Series 2009B 5.00%, 5/01/16-5/01/17	33,390	37,379,738
Birmingham AL Arpt Auth (Birmingham-Shuttlesworth Intl Arpt) AGM 6.00%, 7/01/21-7/01/22	10,070	12,038,343
Birmingham AL Wtrwks Brd Series 2010A 5.00%, 1/01/21-1/01/22	13,295	15,219,705

		124,422,868

Arizona – 1.7%
Arizona Brd of Regents (Univ of Arizona Cop) Series 2012C 5.00%, 6/01/25	2,365	2,587,286
Arizona School Fac Brd COP NPFGC-RE Series 2005A-1 5.00%, 9/01/15	1,765	1,913,048
Arizona Trans Brd Fed Hwy Grant Series 2009A 5.00%, 7/01/15	16,810	18,149,757
Arizona Trnsp Brd Hwy 5.00%, 7/01/15	8,480	9,158,909
Series 2011A 5.00%, 7/01/24-7/01/25	17,160	19,553,395
Phoenix AZ Civic Impt Corp. AMBAC 5.00%, 7/01/14 (Pre-refunded/ETM)	5,000	5,177,650
Phoenix AZ Civic Impt Corp. (Phoenix AZ Civic Impt Airport) Series 2010A 5.00%, 7/01/20-7/01/21	7,225	8,306,484
Series 2010C 5.00%, 7/01/23-7/01/25	19,665	21,539,177

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	29

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Phoenix AZ Civic Impt Corp. (Phoenix AZ Wastewater) NPFGC 5.00%, 7/01/14	$5,000	$5,178,450
Pima Cnty AZ IDA (Global Water Resources) 5.45%, 12/01/17	1,795	1,846,158
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	330	330,152
Salt Verde Fin Corp. Gas (Citigroup, Inc.) Series 2007 5.25%, 12/01/21	1,430	1,566,894

		95,307,360

California – 6.9%
California Dept Wtr Res Pwr Series 2010L 5.00%, 5/01/17-5/01/19	200,935	235,715,154
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.00%, 7/01/19-7/01/20	22,440	26,573,276
5.25%, 7/01/21	2,735	3,205,283
California GO 5.00%, 8/01/14-5/01/17	33,740	36,195,085
Series 2008 5.00%, 4/01/18	5,000	5,800,350
Series 2009 5.25%, 10/01/20	5,085	5,960,891
Fremont CA USD GO AGM Series 2005B 5.00%, 8/01/15 (Pre-refunded/ETM)	1,000	1,084,830
Fresno CA USD GO NPFGC Series 2002A 6.00%, 2/01/20	3,255	3,816,715
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) 5.00%, 5/15/22-5/15/23	24,415	27,725,172
Sacramento CA Fin Auth (Sacramento CA Lease) Series 1993B 5.40%, 11/01/20	1,000	1,136,030

30	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2006-32F 5.25%, 5/01/18	$3,700	$4,313,386
Series 2009E 5.25%, 5/01/22-5/01/23	10,380	11,845,434
Series 2011C 5.00%, 5/01/22	5,795	6,434,189
Vernon CA Elec Sys Series 2009A 5.25%, 8/01/14	12,160	12,600,314

		382,406,109

Colorado – 1.8%
Broomfield CO COP 5.00%, 12/01/16-12/01/20	13,735	15,537,558
Colorado DOT NPFGC Series 2002B 5.50%, 6/15/14	6,855	7,109,458
Colorado Met Wstwtr Reclaim Dist Series 2012A 5.00%, 4/01/23	3,435	4,016,923
Denver CO City & Cnty Arpt (Denver Intl Airport) Series 2008A1 5.25%, 11/15/13	11,305	11,373,282
Series 2010A 5.00%, 11/15/21-11/15/23	19,630	22,372,612
Series 2011A 5.50%, 11/15/19	2,140	2,479,618
Series 2011B 4.00%, 11/15/14	6,640	6,898,429
Series 2012A 5.00%, 11/15/22-11/15/24	6,605	7,145,303
Mun Subdist No CO Wtr Conserv Dist AMBAC Series 2007J 5.00%, 12/01/13	7,295	7,347,305
PV Wtr & San Met Dist CO Zero Coupon, 12/15/17(a)(b)	13,168	4,608,800
Regional Trnsp Dist CO (Denver Transit Partners) 5.00%, 1/15/21	2,800	2,932,552
5.25%, 1/15/24-7/15/24	7,745	7,930,647
Todd Creek Farms Met Dist #1 CO 4.75%, 12/01/09(a)(b)	1,852	926,073

		100,678,560

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	31

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Connecticut–0.2%
Connecticut Spl Tax Obl (Connecticut Trnsp Prog Spl Tax) 5.00%, 1/01/22-1/01/24	$8,575	$10,021,095

District of Columbia–0.8%
District of Columbia GO AGM Series 2007C 5.00%, 6/01/14 (Pre-refunded/ETM)	5,790	5,972,732
District of Columbia Income Tax Secured Series 2012C 5.00%, 12/01/26	5,545	6,289,472
District of Columbia Wtr & Swr Auth AGM 6.00%, 10/01/16	1,635	1,879,760
Metro Washington Arpt Auth VA Series 2008A 5.50%, 10/01/14-10/01/18	11,050	12,391,868
Series 2010B 5.00%, 10/01/13	3,325	3,325,000
Series 2010F-1 5.00%, 10/01/20	11,905	13,887,064
NPFGC Series 2005A 5.25%, 10/01/15	1,715	1,873,586

		45,619,482

Florida–6.1%
Broward Cnty FL Arpt Sys (Fort Lauderdale Hollywood Intl Arpt FL) Series 2012Q 5.00%, 10/01/23	5,000	5,656,850
Broward Cnty FL Sch Brd COP Series 2013A 5.00%, 7/01/21-7/01/22	15,275	17,539,750
NPFGC-RE Series 2007A 5.00%, 7/01/14	2,800	2,896,712
Citizens Ppty Ins Corp. FL Series 2011A 5.00%, 6/01/20	6,530	7,384,516
Series 2012A 5.00%, 6/01/22	27,040	30,261,005
Series 2012A-1 5.00%, 6/01/19-6/01/21	23,835	26,942,627
NPFGC Series 2007A 5.00%, 3/01/15-3/01/16	88,440	96,137,809

32	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Collier Cnty FL Sch Brd COP AGM 5.00%, 2/15/16	$5,000	$5,411,400
Dupree Lakes CDD FL 6.83%, 11/01/15	85	84,436
Durbin Crossing CDD FL Series 20061 5.25%, 11/01/15(a)(b)	985	738,750
Florida Brd of Ed GO 9.125%, 6/01/14 (Pre-refunded/ETM)	130	137,597
Florida Brd of Ed GO (Florida GO) Series 2005A 5.00%, 1/01/16	5,000	5,338,850
Series 2013A 5.00%, 6/01/15	11,765	12,674,317
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) Series 2011B 5.00%, 7/01/20	7,645	8,922,250
Series 2012A 5.00%, 7/01/22	10,225	11,812,738
AMBAC Series 2007A 5.00%, 7/01/14-7/01/15	11,020	11,600,244
NPFGC Series 2007B 5.00%, 7/01/15	6,095	6,554,075
Florida GO 5.00%, 7/01/18-7/01/19	10,935	12,769,842
Series 2009B 5.00%, 7/01/17	3,245	3,718,251
Heritage Plantation CDD FL Series 2006B 5.10%, 11/01/13(a)(b)	3,545	1,063,500
Jacksonville FL Elec Auth Series 2009B 5.00%, 4/01/14 (Pre-refunded/ETM)	1,810	1,852,463
5.00%, 10/01/15	3,970	4,057,697
Series 2009G 5.00%, 10/01/19	2,695	3,144,607
Lake Ashton II CDD FL Series 2005B 4.875%, 11/01/10(a)(b)	885	415,950
Series 2006B 5.00%, 11/01/11(a)(b)	6,810	2,247,300

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	33

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) Series 2011A 5.50%, 10/01/23-10/01/24	$13,095	$14,706,362
5.625%, 10/01/25	2,550	2,823,564

Live Oak CDD FL Series 2010 7.36%, 11/01/20	525	560,044
Martin Cnty FL IDA (Indiantown Cogen LP Proj) 4.20%, 12/15/25	11,765	9,941,425
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	6,990	7,244,925
Miami-Dade Cnty FL SD GO NPFGC Series 1997 5.00%, 2/15/15	2,455	2,606,302
Midtown Miami CDD FL Series 2004A 6.00%, 5/01/24	3,330	3,336,527
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35(b)	235	241,754
Series 2010A-2 6.125%, 5/01/35(b)	525	523,409
Series 2010B 5.125%, 5/01/17(b)	1,095	1,088,780
Series 4B 5.125%, 5/01/09(b)(c)(d)	510	– 0	–
Parkway Center CDD FL Series 2004B 5.625%, 5/01/14	2,805	2,722,393
Reedy Creek FL ID GO Series 2013A 5.00%, 6/01/21	1,820	2,118,844
Sarasota County FL Sch Brd COP Series 2010B 5.00%, 7/01/18	2,350	2,713,592
Sunrise FL Util Sys AMBAC 5.50%, 10/01/13 (Pre-refunded/ETM)	2,445	2,445,000
Tampa Bay Reg Wtr Supply Auth FL Series 2011A 5.00%, 10/01/23	2,050	2,361,539
Tampa FL Wtr & Swr Sys 5.00%, 10/01/26	3,895	4,365,672

34	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Villages of Westport CDD FL Series 2005A 5.125%, 5/01/15(a)(b)	$865	$432,500

		339,596,168

Georgia – 2.9%
Athens-Clarke Cnty GA 4.00%, 12/01/16	1,410	1,552,410
Atlanta GA Arpt (Hartsfield Jackson Atlanta Intl Arpt) Series 2010C 5.00%, 1/01/18-1/01/19	9,260	10,589,260
5.25%, 1/01/20	6,500	7,613,320
5.50%, 1/01/21	7,500	8,878,500
5.75%, 1/01/22-1/01/23	20,000	23,500,110
5.875%, 1/01/24	2,925	3,458,315

Atlanta GA Arpt PFC (Hartsfield Jackson Atlanta Intl Arpt) Series 2010B 5.00%, 1/01/20-1/01/22	22,650	25,529,805
Gainesville GA Redev Auth (Gainesville GA GO) AGC Series 2009B 5.00%, 11/15/13	1,550	1,557,301
Georgia Mun Elec Auth Series 2010B 5.00%, 1/01/16-1/01/20	43,950	50,331,613
AGM Series 2002A 5.25%, 1/01/14	4,230	4,280,887
NPFGC Series 1998A 5.25%, 1/01/14	3,625	3,668,174
Main Street Nat Gas, Inc. (JPMorgan Chase) Series 2007A 5.00%, 3/15/16-3/15/18	16,860	18,140,056

		159,099,751

Guam – 0.0%
Guam GO Series 2009A 5.75%, 11/15/14	1,735	1,762,187

Hawaii – 0.5%
Honolulu HI Wstwtr Sys Series 2009A 5.00%, 7/01/21-7/01/22	6,900	7,866,416
Series 2010A 5.00%, 7/01/24	16,500	18,489,900

		26,356,316

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	35

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois – 3.7%
Bolingbrook IL Sales Tax 5.75%, 1/01/15	$1,550	$1,492,836
Chicago IL GO Series 2004A 5.00%, 1/01/14 (Pre-refunded/ETM)	5,555	5,620,105
AGM Series 2004A 5.00%, 1/01/23	2,605	2,611,565
Chicago IL Recovery Zone (BP PLC) 6.125%, 12/01/18	6,060	6,457,536
Chicago IL Sales Tax AGM 5.00%, 1/01/16	5,000	5,387,550
Chicago IL Wstwtr Trnsmn NPFGC Series 2004B 5.25%, 1/01/15	4,225	4,466,543
Cortland IL Spl Tax (Sheaffer Sys Proj Assmt) 5.50%, 3/01/17(a)(b)	5,078	1,523,400
Du Page Cnty IL GO 5.60%, 1/01/21	8,655	9,796,897
Illinois Civic Ctr Spl Tax AMBAC 6.25%, 12/15/20	2,865	3,155,310
Illinois Dev Fin Auth (Adventist Health Sys/Sunbelt) NPFGC Series 1997B Zero Coupon, 1/01/19(e)	5,730	6,052,885
Illinois Finance Auth (Northwestern Univ) Series 2011B 1.75%, 12/01/34	2,365	2,380,656
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	1,270	1,272,172
Illinois GO 5.00%, 7/01/19-7/01/20	12,055	13,285,451
Series 2006A 5.00%, 6/01/15	4,875	5,185,343
Series 2010 5.00%, 1/01/17-1/01/19	43,205	47,370,016
AGM 5.00%, 9/01/14 (Pre-refunded/ETM)	5,550	5,791,314

36	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AGM Series 2003A 5.25%, 10/01/13	$7,785	$7,785,000
AMBAC 5.00%, 4/01/14-11/01/14	7,230	7,437,255
AMBAC Series 2004B 5.00%, 3/01/14	8,080	8,223,662
NPFGC Series 2004B 5.00%, 3/01/14 (Pre-refunded/ETM)	5,000	5,098,550
Matteson IL GO 8.00%, 12/01/29(f)	19,775	15,501,029
Metro Pier & Expo Auth IL Spl Tax Series 2012B 5.00%, 12/15/20-12/15/26	17,100	19,519,143
Regional Trnsp Auth IL Sales Tax NPFGC Series 2006A 5.00%, 7/01/16	5,285	5,827,030
NPFGC-RE Series 1994C 7.75%, 6/01/20	1,005	1,184,473
NPFGC-RE Series 2001B 5.50%, 6/01/17	1,025	1,166,573
Will & Kendall Cnty CSD #202 IL GO NPFGC-RE Series 2007A 5.00%, 1/01/14-1/01/16	8,780	9,331,648

		202,923,942

Indiana – 0.1%
Jasper Cnty IN PCR (No. Indiana Pub Serv Co.) NPFGC 5.60%, 11/01/16	6,500	7,022,990

Kansas – 0.1%
Wyandotte Cnty/ Kansas City KS Uni Govt
(Wyandotte Cnty/ Kansas City KS Util Sys) AMBAC Series 2004 5.65%, 9/01/14	2,765	2,897,665

Kentucky – 0.2%
Kentucky Asset Liability Comm (Kentucky Fed Hwy Grant) NPFGC Series 2007 5.00%, 9/01/16	5,000	5,567,800

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	37

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Kentucky Prop & Bldg Comm (Kentucky Lease Prop & Bldg) NPFGC-RE 5.00%, 3/01/14	$2,745	$2,797,951

		8,365,751

Louisiana – 1.6%
Coves of The Highland CDD LA 5.60%, 11/01/13(a)(b)(d)	4,025	– 0	–
Lafayette LA Util 5.00%, 11/01/21-11/01/22	7,720	8,964,578
Lakeshore Vlgs Master CDD LA 5.25%, 7/01/17(a)(b)	9,814	3,827,460
Louisiana Agric Fin Auth (Louisiana Agric Fin Auth Lease) 5.25%, 9/15/17	21,895	22,829,260
Louisiana Citizens Ppty Ins Corp. AMBAC Series 2006B 5.25%, 6/01/14	1,770	1,817,861
Louisiana GO AGM Series 2006C 5.00%, 5/01/14	6,585	6,767,800
Louisiana Loc Govt Envrn Fac & CDA (Lctcs Fac Corp. Proj) 5.00%, 10/01/21-10/01/25	16,135	18,246,958
Louisiana St Office Facs Corp. (Louisiana Lease St Off Bldg) 5.00%, 3/01/16-3/01/17	7,785	8,650,018
Series 2009 5.00%, 3/01/18	1,575	1,792,807
Morehouse Parish LA PCR (International Paper Co.) Series 2001A 5.25%, 11/15/13	7,340	7,377,507
New Orleans LA GO NPFGC 5.25%, 12/01/20	5,845	6,213,936
Orange Grove CDD LA 5.30%, 11/01/21(a)(b)	1,695	537,315
Terrebonne Parish LA Wtrwks AMBAC Series 2003A 5.25%, 11/01/23	2,000	2,023,240

		89,048,740

Maryland – 0.1%
Anne Arundel Cnty MD GO 5.00%, 4/01/20	4,415	5,226,742

38	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts – 2.5%
Massachusetts GO Series 2013B 5.00%, 8/01/17-8/01/20	$69,345	$80,628,754
AGM Series 2006C 2.841%, 11/01/19(e)	1,815	1,876,365
Massachusetts Hlth & Ed Facs Auth (Caregroup, Inc.) Series 2008E-2 5.00%, 7/01/14	10,965	11,300,968
Series E2 5.00%, 7/01/15-7/01/17	8,515	9,280,165
Massachusetts Hlth & Ed Facs Auth (Harvard Univ) Series 1991N 6.25%, 4/01/20	2,820	3,572,066
Massachusetts Sch Bldg Auth (Massachusetts Sch Sales Tax) Series 2012A 5.00%, 8/15/22-8/15/23	10,610	12,629,498
Massachusetts Wtr Poll Abatmnt Series 1993B 5.25%, 8/01/14	20	20,302
Univ of Massachusetts Bldg Auth (Univ of Massachusetts Lease) AMBAC Series 20052 5.00%, 11/01/18	18,795	20,320,778

		139,628,896

Michigan – 3.6%
Detroit MI Swr Disp Series 2012A 5.00%, 7/01/19-7/01/20	20,980	20,865,271
Michigan Bldg Auth NPFGC Series 2004 5.375%, 10/01/13 (Pre-refunded/ETM)	1,900	1,900,000
Michigan Bldg Auth (Michigan Lease Fac Prog) Series 2009I 5.00%, 10/15/13-10/15/15	19,995	20,874,324
Michigan Finance Auth (Michigan Unemployment) Series 2012A 5.00%, 7/01/16	93,985	104,759,440
Series 2012B 5.00%, 7/01/22	10,105	10,958,367

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	39

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michigan Pub Pwr Agy (Belle River Proj) NPFGC Series 2002A 5.25%, 1/01/14	$3,380	$3,421,844
Michigan Trunk Line Spl Tax 5.00%, 11/01/19-11/01/20	10,000	11,538,750
5.25%, 11/01/13	5,000	5,020,800
Series 2009 5.00%, 11/01/23	1,510	1,671,313
Wayne Cnty MI Arpt Auth (Detroit Metro Wayne Cnty Arpt) Series 2010C 5.00%, 12/01/17	5,000	5,636,450
Wayne State Univ MI Series 2009A 5.00%, 11/15/21-11/15/23	14,100	15,360,544

		202,007,103

Minnesota – 0.2%
Minneapolis-St Paul MN Metro Arpt Commn (Minneapolis-St Paul MN Intl Arpt) Series 2009B 5.00%, 1/01/14	2,210	2,235,636
Southern MN Muni Pwr Agy AMBAC Series 2002A 5.25%, 1/01/16	6,820	7,503,296

		9,738,932

Missouri – 0.2%
Jackson Cnty MO Pub Bldg Corp. 5.00%, 12/01/14 (Pre-refunded/ETM)	1,955	2,063,307
Springfield MO Pub Util 5.00%, 12/01/18-12/01/19	7,290	8,367,315

		10,430,622

Nevada – 3.1%
Clark Cnty NV Arpt PFC (McCarran Airport) Series 2008A 5.00%, 7/01/14	2,055	2,124,870
5.25%, 7/01/17	16,695	19,018,276
Clark Cnty NV Arpt (McCarran Airport) AGM Series 2009C 5.00%, 7/01/24	9,175	10,161,771

40	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Clark Cnty NV GO 5.00%, 11/01/15 (Pre-refunded/ETM)	$1,085	$1,188,878
AMBAC 5.00%, 11/01/16	16,010	17,966,902
AMBAC Series 1992A 6.50%, 6/01/17	1,760	2,075,058
Clark Cnty NV Motor Vehicle Fuel Tax 5.00%, 7/01/19	8,250	9,504,330
AMBAC 5.00%, 7/01/14-7/01/16	26,560	28,119,295
Clark Cnty NV SD GO Series 2008A 5.00%, 6/15/21	5,000	5,543,850
Series 2013B 5.00%, 6/15/17	6,780	7,680,587
AGM Series 2005C 5.00%, 12/15/15 (Pre-refunded/ETM)	22,380	24,632,547
NPFGC-RE Series 2005A 5.00%, 6/15/17	27,880	30,073,320
5.25%, 6/15/14	5,505	5,692,996
Nevada GO Series 2008C 5.00%, 6/01/15	4,555	4,893,619
Series 2009B 5.00%, 5/01/14	1,790	1,839,153

		170,515,452

New Hampshire – 0.1%
Manchester NH Arpt (Manchester-Boston Regional Arpt) Series 2012A 5.00%, 1/01/22	6,510	7,140,233

New Jersey – 2.8%
Garden St Presv Trust NJ AGM Series 2005A 5.80%, 11/01/15 (Pre-refunded/ETM)	2,325	2,583,493
New Jersey COP (New Jersey COP Equip Purchase) Series 2008A 5.00%, 6/15/14	5,000	5,167,050

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	41

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey EDA (New Jersey Lease Sch Fac) Series 2008W 5.00%, 3/01/15	$2,325	$2,473,289
New Jersey EDA (New Jersey Lease Trnsp Proj) Series 2008A 5.00%, 5/01/15–5/01/16	55,310	60,189,976
New Jersey EDA (Rutgers NJ St Univ) 5.00%, 6/15/25–6/15/26	4,500	5,106,475
New Jersey Trnsp Trust Fd Auth Series 2005B 5.25%, 12/15/13 (Pre-refunded/ETM)	255	257,578
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Fed Hwy Grant) NPFGC-RE Series 2006A 5.00%, 6/15/14	6,220	6,428,246
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) AMBAC Series 2003A 5.50%, 12/15/13	7,415	7,494,489
NPFGC Series 2004B 5.25%, 12/15/14	14,605	15,472,099
NPFGC Series 2005A 5.25%, 12/15/13	18,935	19,128,516
NPFGC Series 2005B 5.25%, 12/15/13	6,125	6,187,597
NPFGC-RE Series 2004B 5.25%, 12/15/13	5,000	5,051,100
New Jersey Turnpike Auth (New Jersey Turnpike) AGM Series 2005D-3 5.25%, 1/01/26	14,770	16,834,846

		152,374,754

New Mexico – 0.1%
New Mexico Severance Tax Series 2010A 5.00%, 7/01/16	5,160	5,762,017

New York – 16.8%
New York NY GO Series 2005J 5.00%, 3/01/15 (Pre-refunded/ETM)	1,490	1,588,534

42	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2007D 5.00%, 2/01/15 (Pre-refunded/ETM)	$6,025	$6,404,093
Metropolitan Trnsp Auth NY Series 2012D 5.00%, 11/15/16-11/15/28	25,550	28,317,507
Series 2012E 5.00%, 11/15/24	6,055	6,778,512
Series 2012F 5.00%, 11/15/22-11/15/26	55,610	61,755,412
Series 2012H 5.00%, 11/15/26	6,065	6,626,012
AGC Series 2003B 5.25%, 11/15/20	8,415	9,849,084
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) Series 2012A 5.00%, 11/15/27	4,505	4,961,852
New York NY GO Series 2002C 5.50%, 8/01/14	125	125,515
Series 2005J 5.00%, 3/01/17	865	917,635
Series 2007C 5.00%, 1/01/15-1/01/16	15,370	16,680,538
Series 2007D 5.00%, 2/01/15	2,775	2,948,854
Series 2007E 5.00%, 8/01/14-8/01/16	36,490	38,317,225
Series 2008B 5.00%, 9/01/15	10,000	10,878,900
Series 2008C 5.25%, 8/01/16	17,165	19,327,275
Series 2009C 5.00%, 8/01/17-8/01/22	18,190	20,789,540
Series 2010B 5.00%, 8/01/16-8/01/19	23,020	26,513,237
Series 2012A 5.00%, 10/01/16	10,090	11,351,048
Series 2012B 5.00%, 8/01/16	18,615	20,829,813
Series 2013B 5.00%, 8/01/19	34,575	40,377,376
Series 2013I 5.00%, 8/01/19	7,260	8,478,373
Series 2013J 5.00%, 8/01/16-8/01/20	19,535	22,678,232

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	43

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York NY Trnsl Fin Auth Series 2011A 5.00%, 11/01/22-11/01/25	$34,430	$39,694,519
Series 2011C 5.00%, 11/01/19-11/01/25	23,420	27,080,234
Series 2012A 5.00%, 8/01/25	12,345	14,123,297
Series 2012B 5.00%, 11/01/23-11/01/26	55,535	63,989,398
Series 2012E 5.00%, 11/01/21-11/01/22	22,135	26,239,713
NPFGC Series 2003E 5.25%, 2/01/21-2/01/22	140	140,504
New York St Dormitory Auth (New York St Lease Cuny) Series 2008B 5.00%, 7/01/15-7/01/16	33,770	36,925,631
New York St Dormitory Auth (New York St Lease Svc Contract) Series 2009 A 5.00%, 7/01/19-7/01/24	25,150	28,124,494
New York St Dormitory Auth (New York St Pers Income Tax) Series 2009G 5.00%, 3/15/19-3/15/21	13,865	16,007,654
Series 2011E 5.00%, 8/15/21	3,880	4,577,818
Series 2012A 5.00%, 12/15/22	20,745	24,645,267
Series 2012B 5.00%, 3/15/21-3/15/22	54,800	64,834,033
Series 2013A 5.00%, 2/15/20	4,635	5,462,255
New York St Dormitory Auth (New York Univ) NPFGC Series 1998A 6.00%, 7/01/18	2,865	3,441,553
New York St Thruway Auth AGM Series 2005A 5.00%, 3/15/15 (Pre-refunded/ETM)	3,650	3,895,244
New York St Thruway Auth (New York St Lease Thruway Svc Contract) 5.00%, 4/01/17	37,425	42,539,500
Series 2009 5.00%, 4/01/18	10,000	11,581,800

44	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Thruway Auth (New York St Pers Income Tax) AGM Series 2005A 5.00%, 3/15/18	$4,210	$4,478,303
New York St Thruway Auth (New York St Thruway Auth Ded Tax) Series 2012A 5.00%, 4/01/23	17,940	20,831,749
NPFGC-RE Series 2005B 5.00%, 4/01/16	44,040	47,912,878
New York St UDC (New York St Pers Income Tax) Series 2013C 5.00%, 3/15/16-3/15/26	71,205	80,914,436

		933,934,847

North Carolina – 2.3%
North Carolina Eastern Mun Pwr Agy Series 1988A 6.00%, 1/01/22 (Pre-refunded/ETM)	1,720	2,201,325
Series 2008A 5.00%, 1/01/14-1/01/15	9,510	9,817,967
Series 2009B 5.00%, 1/01/17	1,020	1,139,503
Series 2012B 5.00%, 1/01/21	13,215	15,136,725
North Carolina Infra Fin Corp. COP AGM Series 2006A 5.00%, 2/01/15	10,000	10,607,100
North Carolina Mun Pwr Agy #1 Series 2008A 5.25%, 1/01/14-1/01/16	63,500	67,344,590
Series 2008C 5.25%, 1/01/14-1/01/17	18,155	19,465,190

		125,712,400

Ohio – 3.8%
Cincinnati OH Wtr Series 2007A 5.00%, 12/01/15	5,780	6,334,418
Cleveland OH Arpt Sys AMBAC Series 2006A 5.00%, 1/01/23	3,145	3,398,644
5.25%, 1/01/20	2,315	2,595,485
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series 2004A 7.00%, 8/01/21(b)	3,650	2,303,296

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	45

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Columbus OH GO Series 20131 5.00%, 7/01/16-7/01/20	$9,165	$10,568,532
Cuyahoga Cnty OH Econ Dev (Cuyahoga Cnty OH Lease) Series 2010F 5.00%, 12/01/19-12/01/24	93,725	105,365,792
Ohio GO Series 2011A 5.00%, 8/01/20-8/01/21	57,430	68,109,259
Univ of Cincinnati OH Series 2010F 5.00%, 6/01/20-6/01/21	6,795	7,916,172
Univ of Toledo OH 5.00%, 6/01/21	2,610	2,953,241

		209,544,839

Oklahoma – 0.1%
Mcgee Creek Auth OK Wtr NPFGC 6.00%, 1/01/23	3,980	4,400,686

Oregon – 0.6%
Oregon Dept of Admin Svc COP Series 2009D 5.00%, 11/01/21-11/01/23	18,535	20,582,119
Port of Portland OR (Portland Intl Arpt) Series 2010 20C 5.00%, 7/01/23	1,405	1,554,562
Portland OR Swr Sys Series 2013A 5.00%, 8/01/22	8,685	10,221,985

		32,358,666

Pennsylvania – 4.9%
Allegheny Cnty PA Arpt Auth (Pittsburgh Intl Airport) NPFGC 5.00%, 1/01/18	1,585	1,775,469
Allegheny Cnty PA Hosp Dev Auth (Upmc Health Sys) Series 2008B 5.00%, 6/15/18	8,200	8,476,340
Allegheny Cnty PA Redev Auth (Pittsburgh Mills Spl Tax) 5.10%, 7/01/14	120	120,978

46	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Central Bucks PA SD GO 5.00%, 5/15/16 (Pre-refunded/ETM)	$2,045	$2,283,917
NPFGC-RE 5.00%, 5/15/16	2,955	3,268,407
Pennsylvania Econ Dev Fin Auth (Pennsylvania Unemployment) Series 2012A 3.00%, 1/01/15	2,900	2,999,760
5.00%, 1/01/16-7/01/19	28,820	33,203,623
Pennsylvania Pub Sch Bldg Auth (Philadelphia PA SD Lease) AGM Series 2006A 5.00%, 6/01/14	5,440	5,592,864
Pennsylvania Turnpike Comm Series 2009B 5.00%, 6/01/15-6/01/20	54,525	61,146,403
Philadelphia PA Arpt (Philadelphia Intl Airport) Series 2010A 5.00%, 6/15/21	6,225	7,003,436
Series 2010D 5.00%, 6/15/19-6/15/21	28,140	31,450,898
5.25%, 6/15/22-6/15/23	20,485	22,261,726
Series 2011A 5.00%, 6/15/16-6/15/19	12,650	14,193,667
Philadelphia PA GO Series 2013A 5.00%, 7/15/19-7/15/21	4,495	5,035,990
Philadelphia PA IDA (Univ of Pennsylvania) Series 2007 0.64%, 4/26/14(g)	7,300	7,280,655
Philadelphia PA Parking Auth (Philadelphia Airport Parking) 5.00%, 9/01/14-9/01/20	38,650	42,503,900
Series 2009 5.125%, 9/01/22	9,080	9,943,508
Southeastern PA Trnsp Auth 5.00%, 3/01/23-3/01/24	12,245	13,682,990

		272,224,531

Puerto Rico – 2.6%
Puerto Rico Elec Pwr Auth Series 2010DDD 5.00%, 7/01/21	23,895	19,595,334

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	47

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2010ZZ 5.00%, 7/01/17	$5,835	$5,399,709
5.25%, 7/01/18	2,205	1,970,785
Puerto Rico GO Series 2012A 5.00%, 7/01/20	1,070	885,404
Puerto Rico Govt Dev Bank Series 2006B 5.00%, 12/01/13	3,540	3,552,531
Puerto Rico Infra Fin Auth Series 2011C 3.00%, 12/15/26	7,415	7,427,976
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series 2007M 5.75%, 7/01/17	3,085	2,900,640
AMBAC Series 2003H 5.50%, 7/01/16	5,415	5,246,052
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.375%, 8/01/19 (Pre-refunded/ETM)	10,315	12,498,789
5.375%, 8/01/20	39,685	40,426,316
5.50%, 8/01/21-8/01/23	41,040	41,373,029

		141,276,565

Rhode Island – 0.4%
Rhode Island Depositors Corp. Series 1993A 6.375%, 8/01/22 (Pre-refunded/ETM)	5,780	7,501,573
AGM Series 1993A 5.50%, 8/01/20 (Pre-refunded/ETM)	1,500	1,801,860
5.75%, 8/01/19 (Pre-refunded/ETM)	4,940	5,807,810
Rhode Island Higher Ed Svgs Tr (Rhode Island Dot Fed Hwy Grant) AGC Series 2009A 5.25%, 6/15/17	7,955	8,987,797

		24,099,040

South Carolina – 0.3%
Greenville Cnty SD SC Lease 5.00%, 12/01/13-12/01/15	14,850	15,716,644
Newberry Inv IN Children SC (Newberry Cnty SC SD Lease) 5.25%, 12/01/23-12/01/25	2,315	2,456,553

		18,173,197

48	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tennessee – 0.0%
Tennessee Energy Acq Corp. Gas (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	$2,115	$2,301,670

Texas – 8.5%
Austin TX Utils Sys AGM 5.00%, 11/15/13 (Pre-refunded/ETM)	3,035	3,052,057
Bell Cnty TX Hlth Fac Dev Corp. 6.50%, 10/31/13 (Pre-refunded/ETM)	1,000	1,191,940
Brownsville TX Indep Sch Dist Series 2013A 5.00%, 2/15/19	4,000	4,676,480
Camino Real Regl Mob Auth TX 5.00%, 2/15/14-2/15/21	60,045	63,444,901
Clear Creek TX ISD GO Series 2004A 5.00%, 2/15/16	1,280	1,413,414
Conroe TX ISD GO Series 2005A 5.00%, 2/15/16	6,260	6,649,372
Dallas Fort Worth TX Intl Arpt Series 2009A 5.00%, 11/01/14-11/01/15	8,915	9,622,680
Series 2012F 5.00%, 11/01/21-11/01/25	17,905	19,010,175
AMBAC Series 2003A 5.50%, 11/01/14	2,000	2,007,940
Dallas TX ISD GO 5.00%, 2/15/22	5,165	6,070,476
Garland TX GO Series 2010 5.00%, 2/15/24	3,800	4,319,878
Harris Cnty TX Fld Ctl Dist GO Series 2004A 5.25%, 10/01/14 (Pre-refunded/ETM)	5,255	5,514,702
5.25%, 10/01/14 (Pre-refunded/ETM)	1,920	2,014,886
5.25%, 10/01/14 (Pre-refunded/ETM)	4,795	5,031,969

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	49

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Harris Cnty TX GO 5.25%, 10/01/14 (Pre-refunded/ETM)	$3,660	$3,840,877
5.25%, 10/01/14 (Pre-refunded/ETM)	10,340	10,861,653
Series 2010A 5.00%, 10/01/23-10/01/25	17,725	20,272,340
Houston TX Arpt Sys Series 2009A 5.00%, 7/01/21	2,090	2,340,194
Lower Colorado River Auth TX Series 2010A 5.00%, 5/15/22-5/15/23	16,605	18,466,954
Series 2010B 5.00%, 5/15/22-5/15/23	29,615	32,945,089
AGM Series 1999A 5.875%, 5/15/16	2,325	2,334,486
North Texas Tollway Auth TX (Texas St Hwy Fund Third Tier) Series 2011D 5.00%, 9/01/24	5,000	5,643,150
5.25%, 9/01/25-9/01/26	35,940	40,162,729
Retama TX Dev Corp. 8.75%, 12/15/13 (Pre-refunded/ETM)	2,045	2,078,272
8.75%, 12/15/14 (Pre-refunded/ETM)	3,860	4,232,065
8.75%, 12/15/15 (Pre-refunded/ETM)	1,200	1,406,160
SA Energy Acq Pub Fac Corp. Gas (Goldman Sachs Group, Inc. (The)) 5.25%, 8/01/15	1,880	1,989,416
San Antonio TX Elec & Gas 5.00%, 2/01/21	5,040	5,686,027
Series 2009D 5.00%, 2/01/20	47,315	54,531,011
San Antonio TX Wtr Series 2011A 5.00%, 5/15/23-5/15/26	21,200	24,142,838
Spring TX ISD GO 5.00%, 8/15/20-8/15/21	8,365	9,892,845
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.25%, 11/15/16	1,160	1,193,130
Texas A & M Univ Series 2009D 5.00%, 5/15/18	2,000	2,325,640

50	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas GO 5.00%, 10/01/22-10/01/25	$47,335	$55,362,785
Texas PFA (Texas Lease Bldg & Procur) AMBAC 5.00%, 2/01/15	5,000	5,192,000
Texas Trnsp Comm (Texas St Hwy Fund First Tier) 5.00%, 4/01/14-4/01/16	14,985	16,167,418
Series 2007 5.00%, 4/01/24	8,380	9,341,521
Univ of Texas Series 2007D 5.00%, 8/15/14	5,850	6,093,009

		470,522,479

Washington – 6.3%
Central Puget Sound WA RTA AMBAC Series 2005A 5.00%, 5/01/15 (Pre-refunded/ETM)	1,015	1,090,364
Chelan Cnty WA PUD #1 Series 2011A 5.00%, 7/01/20	3,110	3,527,704
Series 2011B 5.00%, 7/01/21	5,000	5,675,150
5.25%, 7/01/22	3,670	4,201,233
Cowlitz Cnty WA Spl Swr (Cowlitz Cnty WA Special Swr) NPFGC-RE 5.50%, 11/01/19	1,435	1,575,243
Energy Northwest WA (Bonneville Power Admin) Series 2006A 5.00%, 7/01/14	7,380	7,644,499
Series 2007A 5.00%, 7/01/16	5,450	6,085,852
Series 2007C 5.00%, 7/01/14-7/01/17	18,475	19,422,770
Series 2012A 5.00%, 7/01/18-7/01/21	92,585	108,361,905
AMBAC Series 2005A 5.00%, 7/01/18	5,040	5,403,182
Generic Municipal Bond 5.00%, 1/01/15 (Pre-refunded/ETM)	1,550	1,641,822
5.00%, 1/01/15 (Pre-refunded/ETM)	2,900	3,069,911

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	51

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Grant Cnty WA PUD #2 Series 2011I 5.00%, 1/01/20-1/01/23	$13,725	$15,760,982
King Cnty WA Swr Series 2011B 5.00%, 1/01/23	4,415	5,063,299
Port of Seattle WA 5.00%, 6/01/22	1,995	2,249,622
Series 2010C 5.00%, 2/01/17	2,590	2,877,775
Tacoma WA Elec Sys AGM 5.00%, 1/01/15	16,495	17,450,720
Washington Fed Hwy Grant 5.00%, 9/01/19-9/01/21	25,170	29,298,041
Washington St GO 5.00%, 7/01/23	13,715	16,017,200
Series 2007C 5.00%, 7/01/14	27,730	28,723,843
Series 2010R 5.00%, 7/01/20	6,370	7,556,667
Series 2012R 5.00%, 7/01/23-7/01/24	22,715	26,484,512
AGM 5.00%, 7/01/15	5,405	5,837,724
AGM Series 2005D 5.00%, 1/01/14	2,655	2,686,515
AGM Series 2007A 5.00%, 7/01/14	6,260	6,484,358
AMBAC 5.00%, 1/01/14	8,645	8,747,616
AMBAC Series 2007C 5.00%, 1/01/16	7,770	8,543,814

		351,482,323

Wisconsin – 0.4%
Wisconsin Trnsp Auth (Wisconsin Trnsp Auth Spl Tax) AGM Series 2005A 5.25%, 7/01/14-7/01/16	12,610	13,898,987
NPFGC-RE Series 2007I 5.00%, 7/01/16-7/01/17	8,885	9,961,633

		23,860,620

Total Long-Term Municipal Bonds (cost $4,769,215,935)		4,908,245,598

52	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes – 1.6%
Mississippi – 1.1%
Jackson Cnty MS PCR (Chevron Corp.) 0.06%, 6/01/23(h)	$24,130	$24,130,000
Mississippi Business Fin Corp. (Chevron USA, Inc.) Series 2010L 0.06%, 11/01/35(h)	36,220	36,220,000

		60,350,000

Texas – 0.5%
Gulf Coast TX IDA (Exxonmobil) 0.05%, 11/01/41(h)	12,960	12,960,000
Lower Neches Valley Auth TX (Exxon Mobil Corp.) 0.05%, 11/01/38(h)	16,850	16,850,000

		29,810,000

Total Short - Term Municipal Notes (cost $90,160,000)		90,160,000

Total Municipal Obligations (cost $4,859,375,935)		4,998,405,598

CORPORATES-INVESTMENT GRADES – 6.5%
Financial Institutions – 4.1%
Banking – 3.5%
Bank of America Corp. 1.50%, 10/09/15	33,318	33,500,183
4.50%, 4/01/15	18,940	19,890,561
7.375%, 5/15/14	6,380	6,640,515
Bear Stearns Cos. LLC (The) 5.70%, 11/15/14	1,571	1,658,304
Capital One Financial Corp. 2.125%, 7/15/14	12,993	13,137,014
Citigroup, Inc. 2.25%, 8/07/15	14,360	14,640,853
2.65%, 3/02/15	8,048	8,228,822
4.587%, 12/15/15	14,497	15,505,788
6.01%, 1/15/15	15,000	15,956,850
Goldman Sachs Group, Inc. (The) 5.15%, 1/15/14	5,430	5,499,862
5.25%, 10/15/13	20,300	20,330,003
6.00%, 5/01/14	1,113	1,147,575

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	53

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

JPMorgan Chase & Co. 1.875%, 3/20/15	$1,875	$1,904,423
2.05%, 1/24/14	8,878	8,925,151
Morgan Stanley Note 5.375%, 10/15/15	25,375	27,286,575

		194,252,479

Finance–0.6%
General Electric Capital Corp. 2.15%, 1/09/15	27,608	28,180,756
5.90%, 5/13/14	1,692	1,750,213

		29,930,969

		224,183,448

Industrial – 2.4%
Consumer Cyclical-Automotive – 0.5%
Daimler Finance North America LLC 6.50%, 11/15/13	13,842	13,936,223
Ford Motor Credit Co. LLC 7.00%, 4/15/15	12,630	13,704,421

		27,640,644

Technology – 0.8%
Hewlett-Packard Co. 6.125%, 3/01/14	23,359	23,865,844
Hewlett-Packard Co. 1.55%, 5/30/14	3,543	3,557,494
International Business Machines Corp. 0.55%, 2/06/15	14,866	14,884,939

		42,308,277

Communications-Telecommunications – 0.8%
Verizon Communications, Inc. 2.50%, 9/15/16	21,530	22,190,670
1.95%, 3/28/14	20,918	21,047,503
Cellco Partnership/Verizon Wireless Capital LLC 7.375%, 11/15/13	2,492	2,512,101

		45,750,274

Capital Goods – 0.2%
Caterpillar, Inc. 0.95%, 6/26/15	13,617	13,681,381

Consumer Non-Cyclical–0.1%
Actavis, Inc. 1.875%, 10/01/17	2,807	2,789,361

		132,169,937

54	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Utility – 0.0%
Electric – 0.0%
Exelon Generation Co. LLC 5.35%, 1/15/14	$1,280	$1,297,090

Total Corporates - Investment Grades (cost $355,124,355)		357,650,475

SHORT-TERM INVESTMENTS–1.5%
Time Deposit – 1.5%
State Street Time Deposit 0.01%, 10/01/13 (cost $83,720,724)	83,721	83,720,724

Total Investments – 98.1% (cost $5,298,221,014)		5,439,776,797
Other assets less liabilities –1.9%		105,132,773

Net Assets – 100.0%		$5,544,909,570

(a)	Security is in default and is non-income producing.

(b)	Illiquid security.

(c)	Non-income producing security.

(d)	Fair valued by the Adviser.

(e)	Variable rate coupon, rate shown as of September 30, 2013.

(f)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(g)	Floating Rate Security. Stated interest rate was in effect at September 30, 2013.

(h)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2013, the Fund held 13.5% of net assets in insured bonds (of this amount 9.4% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
CDA	– Community Development Authority
CDD	– Community Development District
COP	– Certificate of Participation
CSD	– Central/Community School District
DOT	– Department of Transportation
EDA	– Economic Development Agency
ETM	– Escrowed to Maturity

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	55

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

GO	– General Obligation
ID	– Improvement District
IDA	– Industrial Development Authority/Agency
ISD	– Independent School District
NPFGC	– National Public Finance Guarantee Corporation
NPFGC-RE	– National Public Finance Guarantee Corporation Reinsuring Financial Guaranty Insurance Company
PCR	– Pollution Control Revenue Bond
PFA	– Public Finance Authority
PFC	– Passenger Facility Charge
PUD	– Public Utility District
RTA	– Regional Transportation Authority
SD	– School District
UDC	– Urban Development Corporation
USD	– Unified School District

See notes to financial statements.

56	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2013

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.1%
Long-Term Municipal Bonds – 96.1%
New York – 75.6%
Albany Cnty NY Arpt Auth AGM Series 2010A 5.00%, 12/15/16-12/15/22	$13,090	$14,584,116
Albany Cnty NY GO Series 2012B 5.00%, 11/01/15	1,085	1,185,558
Erie Cnty NY Fiscal Stability Auth (Erie Cnty NY Sales Tax) Series 2011C 5.00%, 12/01/23	5,925	6,740,162
Erie Cnty NY IDA AGM 5.00%, 5/01/14 (Pre-refunded/ETM)	1,120	1,151,226
5.75%, 5/01/14 (Pre-refunded/ETM)	1,520	1,568,959
Erie Cnty NY IDA (Buffalo NY SD) 5.00%, 5/01/22	5,800	6,631,604
AGM Series 2008A 5.00%, 5/01/16	1,280	1,414,797
Long Island Pwr Auth NY Series 2010A-2 5.00%, 5/01/15	6,450	6,851,770
NPFGC Series 2006F 5.00%, 5/01/15-5/01/16	24,690	26,662,336
New York NY GO Series 2005F 5.25%, 9/01/14 (Pre-refunded/ETM)	245	256,280
NPFGC Series 2004I 5.00%, 8/01/14 (Pre-refunded/ETM)	10	10,398
Metropolitan Trnsp Auth NY Series 2006B 5.00%, 11/15/16-11/15/17	6,645	7,457,008
Series 2010D 5.25%, 11/15/24	10,755	11,959,775
Series 2010G 5.00%, 11/15/21	9,305	10,553,080
5.25%, 11/15/22-11/15/26	33,880	37,810,521
Series 2011C 5.00%, 11/15/24	2,890	3,202,496
Series 2011D 5.00%, 11/15/22-11/15/25	11,775	13,194,766

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	57

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AGM Series 2002B 0.363%, 11/01/22(a)	$16,700	$16,106,181
AMBAC Series 1997B 5.00%, 10/31/13 (Pre-refunded/ETM)	535	536,696
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) Series 2012A 5.00%, 11/15/24	14,130	16,114,841
NPFGC-RE Series 2004A 5.25%, 11/15/15–11/15/16	13,150	14,829,213
Nassau Cnty NY GO Series 2011A 5.00%, 4/01/21–4/01/22	5,915	6,705,156
Series 2012A
5.00%, 4/01/14–4/01/15	11,075	11,554,913
Series 2013A 5.00%, 4/01/18–4/01/20	8,660	9,870,594
Nassau Cnty NY Interim Fin Auth AMBAC Series 2003B 5.00%, 11/15/13 (Pre-refunded/ETM)	3,595	3,615,492
Nassau Cnty NY Interim Fin Auth (Nassau Cnty NY Sales Tax) AMBAC Series 2004H 5.25%, 11/15/13	1,745	1,755,679
New York NY GO 5.00%, 10/01/24	2,860	3,240,008
Series 2002C 5.50%, 8/01/14	180	180,742
Series 2004G 5.25%, 8/01/15	1,510	1,534,311
Series 2005J 5.00%, 3/01/16	4,560	4,844,134
Series 2007A-1 5.00%, 8/01/18	4,570	5,184,665
Series 2007C 5.00%, 1/01/16	4,410	4,841,915
Series 2007E 5.00%, 8/01/16	5,500	6,154,390
Series 2008A-1 5.00%, 8/15/16	4,400	4,930,640
Series 2008B-1 5.25%, 9/01/16	10,000	11,290,200
Series 2011A 5.00%, 8/01/26	14,275	15,791,148
Series 2011E-3 5.00%, 8/01/23	6,855	7,856,378

58	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2012I 5.00%, 8/01/16	$12,545	$14,037,604
Series 2013B 5.00%, 8/01/20	10,000	11,738,100
Series 2013D 5.00%, 8/01/19	7,165	8,367,430
Series 2013F 5.00%, 3/01/17	2,675	3,028,100
Series 2013I 5.00%, 8/01/20	18,775	22,038,283
NPFGC Series 2004I 5.00%, 8/01/16	2,340	2,427,048
New York NY Mun Wtr Fin Auth 5.00%, 6/15/21-6/15/26	15,960	17,986,489
Series 2006BB 5.00%, 6/15/19-6/15/20	18,985	20,968,251
Series 2008AA 5.00%, 6/15/19-6/15/22	14,580	16,849,481
Series 2010FF 5.00%, 6/15/25	24,730	27,918,933
New York NY Tfa Bldg Aid Series 2011S-1A 5.00%, 7/15/25	4,420	4,957,649
New York NY Trnsl Fin Auth 5.00%, 11/01/15-2/01/24	19,955	22,481,031
5.25%, 8/01/14 (Pre-refunded/ETM)	1,300	1,354,379
Series 2004D-1 5.00%, 11/01/15	4,495	4,613,938
Series 2005A-1 5.00%, 11/01/13	10,795	10,837,964
Series 2007B 5.00%, 11/01/15 (Pre-refunded/ETM)	1,145	1,254,119
Series 2011A-1 5.00%, 11/01/23	15,315	17,675,501
Series 2012B 5.00%, 11/01/16-11/01/24	14,330	16,556,212
Series 2012D 5.00%, 11/01/20-11/01/23	34,790	41,147,465
Series 2012E 5.00%, 11/01/15-2/01/26	14,065	16,003,221
Series 20131 5.00%, 11/01/18	5,765	6,732,540
Series 2013H 3.00%, 11/01/14	2,260	2,327,348
NPFGC 5.25%, 2/01/20	115	115,417

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	59

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NPFGC Series 2003E 5.25%, 2/01/21	$35	$35,127
NPFGC-RE 5.50%, 11/01/13	540	542,230
New York NY Trst for Cult Res (Lincoln Center Performing Arts) Series 2008C 5.75%, 12/01/16	22,995	26,069,431
New York NY Trst for Cult Res (Whitney Museum of American Art) 5.00%, 7/01/21	4,745	5,431,696
New York St Dormitory Auth NPFGC 5.20%, 10/31/13 (Pre-refunded/ETM)	1,000	1,109,930
New York St Dormitory Auth (Brookdale Hospital Med Ctr) NPFGC 5.20%, 2/15/14	1,140	1,144,070
New York St Dormitory Auth (Ithaca College) 5.00%, 7/01/17	12,195	12,889,993
New York St Dormitory Auth (Montefiore Medical Center) 5.00%, 8/01/14	1,075	1,107,347
New York St Dormitory Auth (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/18	1,360	1,545,082
New York St Dormitory Auth (Mt Sinai School of Medicine) 5.00%, 7/01/19	4,390	5,036,998
New York St Dormitory Auth (New York St Lease Mental Hlth) 5.00%, 2/15/15-2/15/16	26,330	28,498,903
AGM 5.00%, 2/15/16	3,830	4,198,752
New York St Dormitory Auth (New York St Lease Secured Hosp) 4.00%, 2/15/14-8/15/15	7,075	7,279,042

New York St Dormitory Auth (New York St Lease Svc Contract) Series 2009A 5.00%, 7/01/22	6,050	6,931,122
New York St Dormitory Auth (New York St Pers Income Tax) Series 2008A 5.00%, 3/15/20	4,750	5,430,010

60	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2008C 5.00%, 3/15/16-3/15/18	$42,440	$48,530,427
Series 2009D 5.00%, 6/15/18-6/15/20	9,230	10,727,024
Series 2009G 5.00%, 3/15/17-3/15/18	15,885	18,268,689
Series 2010E 5.00%, 2/15/19	1,305	1,521,317
Series 2012A 5.00%, 12/15/21	5,875	6,967,221
Series 2012B 5.00%, 3/15/22	3,905	4,634,610
Series 2012D 5.00%, 2/15/22-2/15/25	22,135	25,699,312
AMBAC Series 2005D 5.00%, 3/15/15	1,760	1,878,518
New York St Dormitory Auth (New York Univ) NPFGC Series 1998A 6.00%, 7/01/18	1,000	1,201,240
New York St Dormitory Auth (State Univ of New York) Series 2011A 5.00%, 7/01/24	3,125	3,524,000
New York St Dormitory Auth (Wyckoff Heights Medical Ctr) NPFGC 5.20%, 2/15/16	5,820	5,839,963
New York St Energy Res & Dev Auth (New York St Elec and Gas Corp.) NPFGC Series 2010C 0.494%, 4/01/34(a)	17,725	15,917,777
New York St Envrn Fac Corp. NPFGC-RE Series 2004A 5.00%, 12/15/14 (Pre-refunded/ETM)	1,060	1,121,077
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) 5.00%, 6/15/16-6/15/25	15,355	15,943,704
Series 2009A 5.25%, 6/15/24	7,300	8,439,822
New York St Liberty Dev Corp. (National Sports Museum Proj) 6.125%, 2/15/19(b)(c)	1,980	20
New York St Loc Gov Asst Corp. 5.00%, 4/01/18	6,525	7,566,390
Series 2008A 5.00%, 4/01/19-4/01/20	16,145	18,435,381

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	61

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Pwr Auth NPFGC Series 2007C 5.00%, 11/15/16	$6,245	$7,040,426
New York St Thruway Auth AGM Series 2005A 5.00%, 3/15/15 (Pre-refunded/ETM)	895	955,135
NPFGC Series 2005A 5.00%, 4/01/15 (Pre-refunded/ETM)	1,060	1,135,885
New York St Thruway Auth (New York St Pers Income Tax) Series 2007A 5.00%, 3/15/14-3/15/16	10,950	11,995,954
Series 2010A 5.00%, 3/15/25	5,425	6,170,287
AGM Series 2005A 5.00%, 3/15/18	1,035	1,100,961
AMBAC Series 2004A 5.00%, 3/15/15	10,170	10,864,102
New York St Thruway Auth (New York St Thruway Auth Ded Tax) Series 2008B 5.00%, 4/01/17	21,620	24,534,592
Series 2012A
5.00%, 4/01/25	18,980	21,323,271
AGM Series 2005B 5.00%, 4/01/14	10,000	10,236,600
AMBAC Series 2004B 5.25%, 4/01/14	3,190	3,270,388
AMBAC Series 2005B 5.50%, 4/01/20	5,700	6,867,018
NPFGC-RE Series 2005B 5.00%, 4/01/16	10,335	11,243,860
New York St Thruway Auth (New York St Thruway Gen Toll Road) Series 2012I 5.00%, 1/01/25	5,155	5,778,858

62	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AMBAC Series 2005F
5.00%, 1/01/14	$7,210	$7,294,357
New York St UDC (New York St Lease Svc Contract)
Series 2008B
5.00%, 1/01/19	3,525	4,002,990
New York St UDC (New York St Pers Income Tax)
Series 2007B
5.00%, 3/15/16	2,085	2,309,409
Series 2013C
5.00%, 3/15/20	9,915	11,680,167
AMBAC Series 2005A-1
5.00%, 12/15/20	6,265	6,847,708
Port Authority of NY & NJ
5.00%, 9/15/24	2,000	2,221,520
NPFGC-RE
5.00%, 12/01/19	15,290	16,123,152
XLCA
5.00%, 10/01/17-10/01/19	10,215	11,080,431
Schenectady Cnty NY Cap Res (Ellis Hospital)
1.75%, 2/15/18	2,190	2,146,310
Suffolk Cnty NY EDA (Catholic Hlth Svcs of Long Island)
5.00%, 7/01/16-7/01/17	2,900	3,201,627
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec)
Series 2011B
5.00%, 6/01/14	12,365	12,756,105
Tompkins Cnty NY IDA (Ithaca College)
5.00%, 7/01/16	2,665	2,833,988
Triborough Brdg & Tunl Auth NY
Series 1992Y
5.50%, 1/01/17 (Pre-refunded/ETM)	6,790	7,363,959
Series 2002B
5.25%, 11/15/13	8,380	8,430,867
Series 2008A
5.00%, 5/15/18 (Pre-refunded/ETM)	2,150	2,522,165
5.00%, 11/15/18	6,990	8,160,475
Series 2008C
5.00%, 11/15/15-11/15/16	8,500	9,480,265

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	63

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2008D
5.00%, 11/15/15-11/15/16	$22,595	$25,154,435
Series 2011A
5.00%, 1/01/27	7,000	7,730,170
Series 2012B
5.00%, 11/15/19-11/15/23	28,035	32,848,157
NPFGC Series 1998A
5.125%, 10/31/13 (Pre-refunded/ETM)	8,165	8,188,025
NPFGC Series 2002B
5.25%, 11/15/15	3,145	3,461,230
Troy Res Corp. (Rensselaer Polytechnic Institute.)
5.00%, 9/01/16-9/01/21	7,490	8,303,021
Series 2010B
5.00%, 9/01/17-9/01/18	9,100	10,285,019
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.)
Series 2007A
5.25%, 9/15/16	975	811,288
Yonkers NY GO
Series 2011A
5.00%, 10/01/14-10/01/17	6,880	7,485,195
NPFGC Series 2005A
5.00%, 8/01/14	5,305	5,496,511

		1,243,790,759

Alabama – 0.8%
Alabama Pub Sch & Clg Auth
Series 2009B
5.00%, 5/01/18	11,055	12,744,646

Arizona – 0.0%
Pima Cnty AZ IDA (Horizon Learning Ctr)
4.45%, 6/01/14	145	145,067

California – 2.5%
California Econ Recovery (California Econ Rec Spl Tax)
Series 2009A
5.00%, 7/01/18-7/01/20	27,975	32,722,817
5.25%, 7/01/21	5,000	5,859,750
Golden St Tobacco Sec CA (California Tobacco Sec/st App)
Series 2013A
5.00%, 6/01/19	1,225	1,387,068

64	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport)
Series 2009E
5.00%, 5/01/21	$1,280	$1,454,899

		41,424,534

Colorado – 0.1%
Denver CO City & Cnty Arpt (Denver Intl Airport)
Series 1991D
7.75%, 11/15/13	175	176,580
Todd Creek Farms Met Dist #1 CO
5.60%, 12/01/14(c)	2,765	1,382,500

		1,559,080

District of Columbia – 0.4%
Metro Washington Arpt Auth VA
Series 2010B
5.00%, 10/01/19-10/01/21	5,795	6,606,066

Florida – 5.9%
Citizens Ppty Ins Corp. FL
Series 2009A-1
6.00%, 6/01/16	32,755	36,896,870
Series 2010A-1
5.00%, 6/01/16	7,230	7,955,314
Dupree Lakes CDD FL
6.83%, 11/01/15	145	144,039
Durbin Crossing CDD FL
Series 20061
5.25%, 11/01/15(b)(c)	2,060	1,545,000
Florida Brd of Ed Lottery
Series 2010C
5.00%, 7/01/18	16,355	18,982,921
Florida Hurricane Catastr Fd Fin Corp.
Series 2010A
5.00%, 7/01/15	13,660	14,688,871
Heritage Plantation CDD FL Series 2006B 5.10%, 11/01/13(b)(c)	955	286,500
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) AGM Series 2010A 5.00%, 10/01/16-10/01/17	4,805	5,357,362
Live Oak CDD FL
Series 2010
7.36%, 11/01/20	115	122,676

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	65

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL)
6.75%, 11/15/24	$3,300	$3,420,351
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport)
Series 2009A
5.75%, 10/01/20	1,680	1,984,248
Midtown Miami CDD FL Series 2004A 6.00%, 5/01/24	1,095	1,097,146
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35(c)	80	82,299
Series 2010A-2 6.125%, 5/01/35(c)	195	194,409
Series 2010B 5.125%, 5/01/17(c)	410	407,671
Series 4B 5.125%, 5/01/09(c)(d)(e)	185	– 0	–
Parkway Center CDD FL Series 2004B 5.625%, 5/01/14	1,300	1,261,715
Polk Cnty FL SD Sales Tax AGM 5.00%, 10/01/16	2,690	2,943,963
Sterling Hill CDD FL Series 2003B 5.50%, 11/01/10(c)(f)	160	96,000

		97,467,355

Georgia – 0.5%
Main Street Nat Gas, Inc. (JPMorgan Chase) Series 2007A 5.00%, 3/15/17	6,975	7,576,733

Guam – 0.1%
Guam COP Series 2010A 6.00%, 12/01/20	1,625	1,676,301

Illinois – 1.2%
Bolingbrook IL Sales Tax 5.75%, 1/01/15	775	746,418
Cortland IL Spl Tax (Sheaffer Sys Proj Assmt) 5.50%, 3/01/17(b)(c)	1,307	392,100
Cortland IL SSA #10 5.125%, 3/01/14(b)(c)	2,545	1,145,250

66	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois Finance Auth (Park Place of Elmhurst) 6.25%, 8/15/15	$1,020	$1,022,101
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	840	841,437
Illinois GO 5.00%, 8/01/15	15,000	16,041,300

		20,188,606

Indiana – 0.7%
Indiana Bond Bank Gas (JPMorgan Chase)
Series 2007A 5.25%, 10/15/18-10/15/21	10,745	11,856,435

Louisiana – 0.1%
Isabella Lakes CDD LA 6.00%, 8/01/22(b)(c)	1,515	454,500
Juban Parc LA CDD (Juban Parc CDD LA) 5.15%, 10/01/14(b)(c)	1,155	386,879
Whispering Springs CDD LA 5.20%, 10/01/21(b)(c)	1,500	270,000

		1,111,379

Michigan – 0.2%
Detroit MI Swr Disp Series 2012A 5.00%, 7/01/22	2,985	2,951,478

Nevada – 0.5%
Clark Cnty NV Arpt (McCarran Airport) AGM Series 2009C 5.00%, 7/01/23	7,400	8,253,886

New Jersey – 0.2%
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) Series 2011A 5.00%, 6/15/21	2,195	2,524,031

North Carolina – 0.1%
North Carolina Eastern Mun Pwr Agy Series 2009B 5.00%, 1/01/15	1,475	1,558,559

Ohio – 0.0%
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series 2004A 7.00%, 8/01/21(c)	1,230	776,179

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	67

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania – 1.1%
Philadelphia PA Parking Auth (Philadelphia Airport Parking) 5.00%, 9/01/16-9/01/21	$14,925	$16,336,167
5.25%, 9/01/23	2,305	2,531,351

		18,867,518

Puerto Rico – 4.2%
Puerto Rico Elec Pwr Auth Series 2008WW 5.50%, 7/01/18-7/01/19	11,470	10,143,021
Series 2010AAA 5.25%, 7/01/21	8,575	7,067,001
Series 2010ZZ 5.25%, 7/01/22	7,900	6,430,126
NPFGC Series 2002KK 5.50%, 7/01/16	3,695	3,679,814
Puerto Rico Govt Dev Bank Series 2006B
5.00%, 12/01/13-12/01/14	5,600	5,609,054
NPFGC Series 2009 4.75%, 12/01/15	7,460	7,351,382
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) AMBAC Series 2007N 2.874%, 7/01/28(g)	1,090	623,578
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series 2007M 5.75%, 7/01/15	4,245	4,177,759
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.50%, 8/01/22	23,245	23,265,921

		68,347,656

Tennessee – 1.1%
Tennessee Energy Acq Corp. Gas (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	17,375	18,908,518

Texas – 0.0%
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.25%, 11/15/16	10	10,286

Washington – 0.8%
Port of Seattle WA Series 2010C 5.00%, 2/01/21	11,085	12,394,028

Total Municipal Obligations (cost $1,541,828,237)		1,580,739,100

68	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CORPORATES-INVESTMENT GRADES – 0.8%
Industrial – 0.4%
Consumer Cyclical-Automotive – 0.3%
Ford Motor Credit Co. LLC 7.00%, 4/15/15	$4,040	$4,383,679

Technology – 0.1%
Hewlett-Packard Co. 6.125%, 3/01/14	2,173	2,220,149

		6,603,828

Financial Institutions – 0.4%
Banking – 0.1%
Capital One Financial Corp. 2.15%, 3/23/15	1,500	1,524,159

Finance – 0.3%
General Electric Capital Corp. 1.625%, 7/02/15	4,304	4,367,381

		5,891,540

Total Corporates - Investment Grades (cost $12,320,891)		12,495,368

SHORT-TERM INVESTMENTS – 0.8%
Time Deposit – 0.8%
State Street Time Deposit 0.01%, 10/01/13 (cost $12,568,378)	12,568	12,568,378

Total Investments – 97.7% (cost $1,566,717,506)		1,605,802,846
Other assets less liabilities – 2.3%		38,567,253

Net Assets – 100.0%		$1,644,370,099

(a)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2013 and the aggregate market value of these securities amounted to $32,023,958 or 1.95% of net assets.

(b)	Security is in default and is non-income producing.

(c)	Illiquid security.

(d)	Non-income producing security.

(e)	Fair valued by the Adviser.

(f)	Defaulted.

(g)	Variable rate coupon, rate shown as of September 30, 2013.

As of September 30, 2013, the Fund held 15.6% of net assets in insured bonds (of this amount 7.5% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	69

Intermediate New York Municipal Portfolio—Portfolio of Investments

Glossary:

AGM	– Assured Guaranty Municipal

AMBAC	– Ambac Assurance Corporation

CDD	– Community Development District

COP	– Certificate of Participation

EDA	– Economic Development Agency

ETM	– Escrowed to Maturity

GO	– General Obligation

IDA	– Industrial Development Authority/Agency

NPFGC	– National Public Finance Guarantee Corporation

NPFGC-RE	– National Public Finance Guarantee Corporation Reinsuring Financial Guaranty Insurance Company

SD	– School District

SSA	–Special Services Area

UDC	– Urban Development Corporation
XLCA–	XL Capital Assurance Inc.

See notes to financial statements.

70	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2013

	California Municipal Portfolio		Diversified Municipal Portfolio	New York Municipal Portfolio
Assets
Investments in securities, at value	$1,039,205,880		$5,439,776,797	$1,605,802,846
Cash	– 0	–	136,413	– 0	–
Receivables:
Interest	14,575,001		65,469,078	20,474,336
Capital shares sold	496,196		7,339,412	2,453,882
Investment securities sold	15,000		44,542,979	18,137,950

Total assets	1,054,292,077		5,557,264,679	1,646,869,014

Liabilities
Payables:
Dividends to shareholders	545,836		2,982,353	936,949
Investment securities purchased	– 0	–	136,412	– 0	–
Capital shares redeemed	1,369,557		6,376,833	616,689
Management fee	398,602		1,820,678	602,593
Shareholder servicing fee	68,679		324,933	102,217
Distribution fee	49,091		380,252	113,773
Transfer Agent fee	4,117		16,582	6,375
Accrued expenses	81,951		317,066	120,319

Total liabilities	2,517,833		12,355,109	2,498,915

Net Assets	$1,051,774,244		$5,544,909,570	$1,644,370,099

Cost of investments	$1,015,525,126		$5,298,221,014	$1,566,717,506

Net Assets Consist of:
Capital stock, at par	$73,615		$386,179	$117,053
Additional paid-in capital	1,031,468,476		5,402,896,030	1,605,342,595
Distributions in excess of net investment income	(196,679)		(88,992)	(144,328)
Accumulated net realized gain (loss) on investment transactions	(3,251,922)		160,570	(30,561)
Net unrealized appreciation of investments	23,680,754		141,555,783	39,085,340

	$1,051,774,244		$5,544,909,570	$1,644,370,099

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	71

Statement of Assets & Liabilities

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
Calculation of Maximum Offering Price
Municipal Class Shares
Net Assets	$903,265,079	$4,269,409,432	$1,345,338,126
Shares of capital stock outstanding	63,220,079	297,372,740	95,761,018

Net asset value and offering price per share	$14.29	$14.36	$14.05

Class A Shares
Net Assets	$120,383,937	$1,108,707,859	$217,566,522
Shares of capital stock outstanding	8,425,748	77,192,838	15,491,710

Net asset value and redemption price per share	$14.29	$14.36	$14.04
Sales charge – 3.00% of public offering price	0.44	0.44	0.43

Maximum offering price	$14.73	$14.80	$14.47

Class B Shares
Net Assets	$22,489	$382,401	$424,638
Shares of capital stock outstanding	1,574.36	26,617	30,251

Net asset value and offering price per share	$14.28	$14.37	$14.04

Class C Shares
Net Assets	$28,102,739	$166,409,878	$81,040,813
Shares of capital stock outstanding	1,967,150	11,586,428	5,769,525

Net asset value and offering price per share	$14.29	$14.36	$14.05

See notes to financial statements.

72	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For The Year Ended September 30, 2013

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
Investment Income
Income:
Interest	$35,739,959	$171,558,857	$57,653,601

Expenses:
Management fee (see Note 2A)	5,488,220	23,639,632	8,418,367
Shareholder servicing fee (see Note 2B)	951,766	4,465,399	1,414,589
Custodian fee	203,006	337,916	228,011
Transfer Agent fee – Non-Retail Class	29,959	169,587	46,446
Transfer Agent fee – Class A	38,817	196,200	74,002
Transfer Agent fee – Class B	23	138	179
Transfer Agent fee – Class C	6,937	38,175	28,985
Distribution fees – Class A	382,839	2,458,429	754,662
Distribution fees – Class B	482	4,773	5,059
Distribution fees – Class C	290,660	1,831,141	929,884
Directors’ fees and expenses	50,483	248,409	80,343
Auditing and tax fees	33,892	150,435	49,086
Legal fees	26,555	119,004	36,880
Printing fees	15,365	96,315	30,077
Registration fees	10,414	138,766	22,706
Miscellaneous	55,298	185,597	74,203

Total expenses	7,584,716	34,079,916	12,193,479

Net investment income	28,155,243	137,478,941	45,460,122

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions	3,022,639	2,885,879	2,309,685
Net change in unrealized appreciation/depreciation of investments	(50,005,161)	(199,888,070)	(76,654,997)

Net realized and unrealized loss on investment transactions	(46,982,522)	(197,002,191)	(74,345,312)

Net decrease in net assets resulting from operations	$(18,827,279)	$(59,523,250)	$(28,885,190)

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	73

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	California Municipal Portfolio
	Year Ended September 30, 2013	Year Ended September 30, 2012
Increase (Decrease) in Net Assets from Operations:
Net investment income	$28,155,243	$33,959,836
Net realized gain on investment transactions	3,022,639	527,277
Net change in unrealized appreciation/depreciation of investments	(50,005,161)	21,223,610

Net increase (decrease) in net assets resulting from operations	(18,827,279)	55,710,723
Dividends to Shareholders:
Dividends from net investment income
Municipal Class	(24,684,056)	(31,057,627)
Class A	(2,989,033)	(2,431,695)
Class B	(815)	(2,346)
Class C	(481,339)	(468,168)

Total dividends to shareholders	(28,155,243)	(33,959,836)

Capital-Share Transactions:
Net proceeds from sales of shares	283,800,076	252,761,391
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	20,830,887	13,687,643

Total proceeds from shares sold	304,630,963	266,449,034
Cost of shares redeemed	(337,239,080)	(269,046,540)

Net decrease in net assets from capital-share transactions	(32,608,117)	(2,597,506)

Net increase (decrease) in net assets	(79,590,639)	19,153,381
Net Assets:
Beginning of period	1,131,364,883	1,112,211,502

End of period (a)	$1,051,774,244	$1,131,364,883

(a) Includes distributions in excess of net investment income of:	$(196,679)	$(196,679)

See notes to financial statements.

74	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Changes in Net Assets

	Diversified Municipal Portfolio
	Year Ended September 30, 2013	Year Ended September 30, 2012
Increase (Decrease) in Net Assets from Operations:
Net investment income	$137,478,941	$154,238,848
Net realized gain on investment transactions	2,885,879	6,403,241
Net change in unrealized appreciation/depreciation of investments	(199,888,070)	97,424,771

Net increase (decrease) in net assets resulting from operations	(59,523,250)	258,066,860
Dividends and Distributions to Shareholders:
Dividends and Distributions to shareholders:
Dividends from net investment income
Municipal Class	(115,253,344)	(135,203,695)
Class A	(19,189,033)	(16,725,113)
Class B	(7,902)	(13,234)
Class C	(3,028,662)	(2,577,232)
Distributions from net realized gain on investment transactions
Municipal Class	(6,180,319)	(3,995,574)
Class A	(987,749)	(453,984)
Class B	(695)	(674)
Class C	(246,774)	(96,123)

Total dividends and distributions to shareholders	(144,894,478)	(159,065,629)

Capital-Share Transactions:
Net proceeds from sales of shares	1,935,009,117	1,523,181,321
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	108,523,043	70,637,465

Total proceeds from shares sold	2,043,532,160	1,593,818,786
Cost of shares redeemed	(1,961,674,054)	(1,581,303,607)

Net increase in net assets from capital-share transactions	81,858,106	12,515,179

Net increase (decrease) in net assets	(122,559,622)	111,516,410
Net Assets:
Beginning of period	5,667,469,192	5,555,952,782

End of period (a)	$5,544,909,570	$5,667,469,192

(a) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$(88,992)	$33,568

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	75

Statement of Changes in Net Assets

	New York Municipal Portfolio
	Year Ended September 30, 2013	Year Ended September 30, 2012
Increase (Decrease) in Net Assets from Operations:
Net investment income	$45,460,122	$52,331,896
Net realized gain on investment transactions	2,309,685	5,911,533
Net change in unrealized appreciation/depreciation of investments	(76,654,997)	25,169,346

Net increase (decrease) in net assets resulting from operations	(28,885,190)	83,412,775
Dividends and Distributions to Shareholders:
Dividends from net investment income
Municipal Class	(37,726,649)	(45,177,436)
Class A	(6,115,522)	(5,633,810)
Class B	(8,776)	(13,507)
Class C	(1,609,175)	(1,507,143)
Distributions from net realized gain on investment transactions
Municipal Class	(697,861)	– 0	–
Class A	(121,681)	– 0	–
Class B	(279)	– 0	–
Class C	(45,500)	– 0	–

Total dividends and distributions to shareholders	(46,325,443)	(52,331,896)

Capital-Share Transactions:
Net proceeds from sales of shares	384,278,114	380,451,892
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	33,715,341	23,711,647

Total proceeds from shares sold	417,993,455	404,163,539
Cost of shares redeemed	(534,584,974)	(428,045,585)

Net decrease in net assets from capital-share transactions	(116,591,519)	(23,882,046)

Net increase (decrease) in net assets	(191,802,152)	7,198,833
Net Assets:
Beginning of period	1,836,172,251	1,828,973,418

End of period (a)	$1,644,370,099	$1,836,172,251

(a) Includes distributions in excess of net investment income of:	$(144,328)	$(144,328)

See notes to financial statements.

76	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2013

NOTE 1.

Organization and Significant Accounting Policies

The AllianceBernstein Intermediate Municipal Class A, B and C shares are shares of three Portfolios of the Sanford C. Bernstein Fund, Inc. (the “Fund”): California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio (collectively, “Bernstein Intermediate Municipal Portfolios” or “Portfolios”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. Effective February 1, 2002, the Bernstein Portfolios commenced offering AllianceBernstein Intermediate Municipal Class A, AllianceBernstein Intermediate Municipal Class B and AllianceBernstein Intermediate Municipal Class C Shares (collectively, “Intermediate Municipal Retail Classes”). Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. These financial statements include only the Intermediate Municipal Portfolios. The financial highlights of the Municipal Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	77

Notes to Financial Statements

reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect

78	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	79

Notes to Financial Statements

instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2013:

California Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$956,450,818		$9,545,624	^	$965,996,442
Short-Term Municipal Notes		– 0	–	24,000,000		– 0	–	24,000,000
Corporates –Investment Grades		– 0	–	32,409,175		– 0	–	32,409,175
Short-Term Investments		– 0	–	16,800,263		– 0	–	16,800,263

Total Investments in Securities		– 0	–	1,029,660,256		9,545,624		1,039,205,880
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total++	$	– 0	–	$1,029,660,256		$9,545,624		$1,039,205,880

80	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

Diversified Municipal Portfolio
Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$4,840,157,496		$68,088,102	^	$4,908,245,598
Short-Term Municipal Notes		– 0	–	90,160,000		– 0	–	90,160,000
Corporates –Investment Grades		– 0	–	357,650,475		– 0	–	357,650,475
Short-Term Investments		– 0	–	83,720,724		– 0	–	83,720,724

Total Investments in Securities		– 0	–	5,371,688,695		68,088,102		5,439,776,797
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total##	$	– 0	–	$5,371,688,695		$68,088,102		$5,439,776,797

New York Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,563,861,213		$16,877,887	^	$1,580,739,100
Corporates – Investment Grades		– 0	–	12,495,368		– 0	–	12,495,368
Short-Term Investments		– 0	–	12,568,378		– 0	–	12,568,378

Total Investments in Securities		– 0	–	1,588,924,959		16,877,887		1,605,802,846
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total++	$	– 0	–	$1,588,924,959		$16,877,887		$1,605,802,846

^	The Portfolio held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

++	There were no transfers between Level 1 and Level 2 during the reporting period.

##	There were de minimis transfers under 1% of net assets from Level 1 to Level 2 during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	81

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

California Municipal Portfolio	Long-Term Municipal Bonds^		Total
Balance as of 9/30/12	$23,189,725		$23,189,725
Accrued discounts/(premiums)	244,772		244,772
Realized gain (loss)	45,431		45,431
Change in unrealized appreciation/depreciation	25,301		25,301
Purchases	1,970,895		1,970,895
Sales	(15,930,500)		(15,930,500)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 9/30/13	$9,545,624		$9,545,624

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/13*	$220,429		$220,429

Diversified Municipal Portfolio	Long-Term Municipal Bonds^		Total
Balance as of 9/30/12	$78,185,467		$78,185,467
Accrued discounts/(premiums)	16,771		16,771
Realized gain (loss)	(501,482)		(501,482)
Change in unrealized appreciation/depreciation	(964,129)		(964,129)
Purchases	24,113,100		24,113,100
Sales	(24,679,278)		(24,679,278)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	(8,082,347)		(8,082,347)

Balance as of 9/30/13++	$68,088,102		$68,088,102

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/13*	$(1,804,014)		$(1,804,014)

New York Municipal Portfolio	Long-Term Municipal Bonds^		Total
Balance as of 9/30/12	$50,438,308		$50,438,308
Accrued discounts/(premiums)	(160,828)		(160,828)
Realized gain (loss)	118,526		118,526
Change in unrealized appreciation/depreciation	(1,137,814)		(1,137,814)
Purchases	284,763		284,763
Sales	(35,348,090)		(35,348,090)
Transfers in to Level 3	2,683,022		2,683,022
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 9/30/13++	$16,877,887		$16,877,887

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/13*	$(561,355)		$(561,355)

^	The Portfolio held securities with zero market value at period end.

++	There were de minimis transfers under 1% of net assets during the reporting period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

82	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

The following presents information about significant unobservable inputs related to the Portfolio with material categories of Level 3 investments at September 30, 2013:

Quantitative Information about Level 3 Fair Value Measurements

Diversified Municipal Portfolio

	Fair Value at 9/30/13		Valuation Technique	Unobservable Input	Range/ Weighted Average
Long-Term Municipal Bonds	$68,088,102		Third Party Vendor	Evaluated Quotes	$30.00-$119.42/ $89.18

New York Municipal Portfolio

	Fair Value at 9/30/13		Valuation Technique	Unobservable Input	Range/ Weighted Average
Long-Term Municipal Bonds	$16,877,877		Third Party Vendor	Evaluated Quotes	$0.00-$109.53/ $80.43
	– 0	–	Qualitative Assessment		$0.00/N/A

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	83

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2013, the Portfolios did not have any unrecognized tax benefits.

D. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

E. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

F. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest

84	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio based on net assets or other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

G. Distribution of Income and Gains

Net investment income of each Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effect of such permanent differences on each Portfolio which includes reclassifications of consent fees and the tax treatment of swaps, is reflected as an adjustment to the components of capital as of September 30, 2013, as shown below:

Portfolio	Increase (Decrease) to Additional Paid-in Capital	Increase (Decrease) to Undistributed Net Investment Income (Loss)			Increase (Decrease) to Accumulated Net Realized Gain (Loss) on Investment and Foreign Currency Transactions
California Municipal	$ – 0 –	$	– 0	–	$	– 0	–
Diversified Municipal	– 0 –		(122,560)			122,560
New York Municipal	– 0 –		– 0	–		– 0	–

H. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	85

Notes to Financial Statements

securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The California Municipal and New York Municipal Portfolios pay the Adviser an investment management fee at an annual rate of 0.50% of the first $1 billion, 0.45% of the next $2 billion, 0.40% of the next $2 billion and 0.35% in excess of $5 billion of the average daily net assets of the Portfolios. The Diversified Municipal Portfolio pays the Adviser an investment management fee at an annual rate of 0.50% of the first $1 billion, 0.45% of the next $2 billion, 0.40% of the next $2 billion, 0.35% of the next $2 billion and 0.30% in excess of $7 billion of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Intermediate Municipal Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Intermediate Municipal Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended September 30, 2013, the compensation retained by ABIS amounted to: California Municipal Portfolio, $16,537; Diversified Municipal Portfolio, $71,288; and New York Municipal Portfolio, $33,071.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of

86	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Municipal Class shares of the Portfolios. Under the agreement, the fee paid by each of the Municipal Class shares to the Adviser for services under this agreement is at an annual rate of 0.10 of 1% of the average daily net assets of each Portfolio attributable to the respective class during the month.

C. Distribution Arrangements—Municipal Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Municipal Class Shares of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Municipal Class shares of the Portfolios. This agreement does not apply to the Intermediate Municipal Retail Classes of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—Intermediate Municipal Retail Classes

The Intermediate Municipal Retail Class shares of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to 0.30 of 1% of each Portfolio’s average daily net assets attributable to the Intermediate Municipal Class A Shares and 1% of each Intermediate Municipal Portfolio’s average daily net assets attributable to both Class B and Class C Shares. The fees are accrued daily and paid monthly. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since commencement of the Portfolios’ operations, the Retail Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
California Municipal	$507,128	$1,221,014
Diversified Municipal	458,501	2,741,130
New York Municipal	745,956	2,105,231

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	87

Notes to Financial Statements

current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E. Other Transactions with Affiliates

Class A shares of the Portfolios are sold with a front-end sales charge of up to 3% for purchases up to $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Retail Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the year ended September 30, 2013, as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A	Class B			Class C
California Municipal	$ – 0	–	$12,175	$	– 0	–	$1,755
Diversified Municipal	– 0	–	178,676		– 0	–	56,665
New York Municipal	1,557		22,618		77		29,211

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the year ended September 30, 2013, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

Portfolio	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities		Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
California Municipal	$223,358,806	$14,963,672		$301,548,904	$14,992,969
Diversified Municipal	1,009,989,339	– 0	–	1,007,162,541	– 0	–
New York Municipal	291,979,222	– 0	–	382,854,150	– 0	–

88	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		Gross Unrealized		Net Unrealized Appreciation
Portfolio	Cost	Appreciation	(Depreciation)
California Municipal	$1,015,525,126	$44,891,502	$(21,210,748)	$23,680,754
Diversified Municipal	5,298,221,014	206,281,223	(64,725,440)	141,555,783
New York Municipal	1,566,717,506	68,452,737	(29,367,397)	39,085,340

B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolios did not engage in derivatives transactions for the year ended September 30, 2013.

NOTE 4.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2013 and September 30, 2012 were as follows:

California Municipal Portfolio	2013		2012
Distributions paid from:
Ordinary income	$614,296		$410,006
Net long-term capital gains	– 0	–	– 0	–

Total taxable distributions paid	614,296		410,006
Tax exempt distributions	27,540,947		33,549,830

Total distributions paid	$28,155,243		$33,959,836

Diversified Municipal Portfolio
Distributions paid from:
Ordinary income	$4,007,496		$5,729,615
Net long-term capital gains	7,044,760		1,894,314

Total taxable distributions paid	11,052,256		7,623,929
Tax exempt distributions	133,842,222		151,441,700

Total distributions paid	$144,894,478		$159,065,629

New York Municipal Portfolio
Distributions paid from:
Ordinary income	$278,751		$181,258
Net long-term capital gains	865,321		– 0	–

Total taxable distributions	1,144,072		181,258
Tax exempt distributions	45,181,371		52,150,638

Total distributions paid	$46,325,443		$52,331,896

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	89

Notes to Financial Statements

As of September 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income(a)	Undistributed Long-Term Gains			Accumulated Capital and Other Losses(b)		Unrealized Appreciation/ (Depreciation)(c)	Total Accumulated Earnings/ (Deficit)(d)
California Municipal	$349,157	$	– 0	–	$(3,251,922)		$23,680,754	$20,777,989
Diversified Municipal	3,205,773		160,569		– 0	–	141,555,783	144,922,125
New York Municipal	1,077,312		– 0	–	(30,561)		39,085,340	40,132,091

(a)	Includes tax exempt income as shown below:

Portfolio
California Municipal	$349,157
Diversified Municipal	3,205,773
New York Municipal	1,077,312

(b)

During the fiscal year ended September 30, 2013, California Municpal Portfolio and New York Municipal Portfolio utilized capital loss carryforwards of $3,848,483 and $1,474,925, respectively, to offset current year net realized gains. Additionally, as of September 30, 2013, certain Portfolios had capital loss carryforwards for federal income tax purposes.

(c)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

(d)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the treatment of interest on defaulted securities and dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2013, the following Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount		Long-Term Amount	Expiration
California Municipal	$2,406,179		n/a	2019
California Municipal	– 0	–	$ 845,743	No expiration

90	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

NOTE 5.

Risks Involved in Investing in the Portfolios

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The New York Municipal and California Municipal Portfolios invest primarily in securities issued by the State of New York and California, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The Intermediate California Municipal and Intermediate New York Municipal Portfolios are not “diversified.” This means state specific Municipal Portfolios can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolio’s net asset value.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	91

Notes to Financial Statements

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

Lower-Rated Securities Risk—Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates, or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

92	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

Tax Risk—With respect to the Municipal Portfolio, there is no guarantee that all of the Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. It has allocated 2 billion to the Diversified Municipal Portfolio, of which 400 million is allocated to each of the three retail classes of shares and 800 million allocated to the Municipal Class Shares; 800 million to the California Municipal Portfolio divided evenly into four classes; 1 billion allocated to the New York Portfolio, of which 200 million is allocated to each of the three retail classes of shares and 400 million allocated to the Municipal Class Shares. Share transactions for each Portfolio for the years ended September 30, 2013 and September 30, 2012, were as follows:

	California Municipal Portfolio
	Shares		Amount
	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012

Municipal Class Shares
Shares sold	13,808,208	11,766,729	$202,999,781	$173,788,582

Shares issued to shareholders on reinvestment of dividends	1,292,333	812,969	18,956,146	12,054,214

Shares redeemed	(18,410,899)	(16,610,862)	(270,464,280)	(245,745,529)

Net decrease	(3,310,358)	(4,031,164)	(48,508,353)	(59,902,733)

Beginning of period	66,530,437	70,561,601	926,865,315	986,768,048

End of period	63,220,079	66,530,437	$878,356,962	$926,865,315

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	93

Notes to Financial Statements

	California Municipal Portfolio
	Shares			Amount
	Year Ended September 30, 2013		Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012
Class A Shares
Shares sold	4,973,929		4,807,998	$72,889,289	$71,169,766

Shares issued to shareholders on reinvestment of dividends	106,800		89,126	1,563,891	1,318,186

Shares converted from Class B	1,439		1,641	21,103	24,308

Shares redeemed	(4,296,659)		(1,359,830)	(62,261,185)	(20,164,820)

Net increase	785,509		3,538,935	12,213,098	52,347,440

Beginning of period	7,640,239		4,101,304	111,708,213	59,360,773

End of period	8,425,748		7,640,239	$123,921,311	$111,708,213

Class B Shares
Shares sold	– 0	– (a)	408	$4	$6,074

Shares issued to shareholders on reinvestment of dividends	27		79	401	1,152

Shares converted to Class A	(1,439)		(1,641)	(21,103)	(24,308)

Shares redeemed	(1,395)		(5,402)	(20,366)	(79,965)

Net decrease	(2,807)		(6,556)	(41,064)	(97,047)

Beginning of period	4,381		10,937	483,690	580,737

End of period	1,574		4,381	$442,626	$483,690

Class C Shares
Shares sold	534,824		524,921	$7,889,899	$7,772,661

Shares issued to shareholders on reinvestment of dividends	21,144		21,250	310,039	314,091

Shares redeemed	(309,489)		(204,406)	(4,471,736)	(3,031,918)

Net increase	246,479		341,765	3,728,202	5,054,834

Beginning of period	1,720,671		1,378,906	25,099,191	20,044,357

End of period	1,967,150		1,720,671	$28,827,393	$25,099,191

(a)	Share amount is less than one full share.

94	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

	Diversified Municipal Portfolio
	Shares		Amount
	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012

Municipal Class Shares
Shares sold	72,076,594	66,943,235	$1,060,682,519	$990,031,009

Shares issued to shareholders on reinvestment of dividends and distributions	6,402,765	3,815,108	94,058,015	56,568,873

Shares redeemed	(95,163,976)	(91,640,337)	(1,400,539,903)	(1,355,949,661)

Net decrease	(16,684,617)	(20,881,994)	(245,799,369)	(309,349,779)

Beginning of period	314,057,357	334,939,351	4,357,609,279	4,666,959,058

End of period	297,372,740	314,057,357	$4,111,809,910	$4,357,609,279

Class A Shares
Shares sold	56,513,951	30,591,077	$819,875,139	$453,380,046

Shares issued to shareholders on reinvestment of dividends and distributions	825,695	820,760	12,127,941	12,148,110

Shares converted from Class B	6,871	16,239	101,823	241,744

Shares redeemed	(34,457,451)	(13,677,066)	(505,553,638)	(202,377,831)

Net increase	22,889,066	17,751,010	326,551,265	263,392,069

Beginning of period	54,303,772	36,552,762	793,910,820	530,518,751

End of period	77,192,838	54,303,772	$1,120,462,085	$793,910,820

Class B Shares
Shares sold	6,391	13,088	$94,335	$194,672

Shares issued to shareholders on reinvestment of dividends and distributions	438	658	6,444	9,739

Shares converted to Class A	(6,869)	(16,232)	(101,823)	(241,744)

Shares redeemed	(9,274)	(17,288)	(134,736)	(256,353)

Net decrease	(9,314)	(19,774)	(135,780)	(293,686)

Beginning of period	35,931	55,705	1,150,132	1,443,818

End of period	26,617	35,931	$1,014,352	$1,150,132

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	95

Notes to Financial Statements

	Diversified Municipal Portfolio
	Shares		Amount
	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012

Class C Shares
Shares sold	3,668,874	5,350,142	$54,255,301	$79,333,850

Shares issued to shareholders on reinvestment of dividends and distributions	158,258	129,045	2,326,637	1,910,743

Shares redeemed	(3,800,214)	(1,519,348)	(55,339,948)	(22,478,018)

Net increase	26,918	3,959,839	1,241,990	58,766,575

Beginning of period	11,559,510	7,599,671	169,037,600	110,271,025

End of period	11,586,428	11,559,510	$170,279,590	$169,037,600

	New York Municipal Portfolio
	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012

Municipal Class Shares
Shares sold	18,854,574	16,794,979	$272,191,875	$244,040,427

Shares issued to shareholders on reinvestment of dividends and distributions	1,976,982	1,243,831	28,506,878	18,131,608

Shares redeemed	(27,247,199)	(25,458,169)	(393,919,105)	(370,064,727)

Net decrease	(6,415,643)	(7,419,359)	(93,220,352)	(107,892,692)

Beginning of period	102,176,661	109,596,020	1,390,677,409	1,498,570,101

End of period	95,761,018	102,176,661	$1,297,457,057	$1,390,677,409

Class A Shares
Shares sold	6,212,245	6,796,687	$89,891,515	$98,919,487

Shares issued to shareholders on reinvestment of dividends and distributions	271,958	299,264	3,921,586	4,350,058

Shares converted from Class B	5,601	6,235	80,712	90,301

Shares redeemed	(7,782,376)	(3,060,555)	(111,100,980)	(44,469,771)

Net increase (decrease)	(1,292,572)	4,041,631	(17,207,167)	58,890,075

Beginning of period	16,784,282	12,742,651	240,340,988	181,450,913

End of period	15,491,710	16,784,282	$223,133,821	$240,340,988

96	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

	New York Municipal Portfolio
	Shares		Amount
	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012

Class B Shares
Shares sold	119	515	$1,722	$7,432

Shares issued to shareholders on reinvestment of dividends and distributions	509	761	7,328	11,055

Shares converted to Class A	(5,603)	(6,238)	(80,712)	(90,301)

Shares redeemed	(5,360)	(6,775)	(77,520)	(98,878)

Net decrease	(10,335)	(11,737)	(149,182)	(170,692)

Beginning of period	40,586	52,323	1,378,530	1,549,222

End of period	30,251	40,586	$1,229,348	$1,378,530

Class C Shares
Shares sold	1,522,805	2,568,330	$22,112,290	$37,394,245

Shares issued to shareholders on reinvestment of dividends and distributions	88,361	83,829	1,274,166	1,218,926

Shares redeemed	(2,057,872)	(917,776)	(29,401,274)	(13,321,908)

Net increase (decrease)	(446,706)	1,734,383	(6,014,818)	25,291,263

Beginning of period	6,216,231	4,481,848	89,654,240	64,362,977

End of period	5,769,525	6,216,231	$83,639,422	$89,654,240

NOTE 7.

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	97

Notes to Financial Statements

NOTE 8.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

98	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Municipal Portfolio
Class A
Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 14.91	$ 14.62	$ 14.84	$ 14.55	$ 13.96

Income From Investment Operations
Net investment income†	.34	.41	.42	.43	.44
Net realized and unrealized gain (loss) on investment transactions	(.61)	.29	(.07)	.33	.63

Total from investment operations	(.27)	.70	.35	.76	1.07

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.41)	(.42)	(.43)	(.44)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.15)	(.04)	(.04)

Total dividends and distributions	(.35)	(.41)	(.57)	(.47)	(.48)

Net asset value, end of period	$ 14.29	$ 14.91	$ 14.62	$ 14.84	$ 14.55

Total Return(a)	(1.88)%	4.85%	2.50%	5.36%	7.82%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$120,384	$113,889	$59,978	$49,944	$41,130
Average net assets (000 omitted)	$127,613	$88,033	$49,895	$43,000	$34,945
Ratio to average net assets of:
Expenses	.87%	.87%	.88%	.87	%+	.89%
Net investment income	2.34%	2.76%	2.94%	2.97	%+	3.11%
Portfolio turnover rate	23%	15%	14%	33%	14%

See footnote summary on page 107.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	99

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Municipal Portfolio
Class B
Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 14.91	$ 14.62	$ 14.84	$ 14.55	$ 13.97

Income From Investment Operations
Net investment income†	.25	.31	.32	.32	.34
Net realized and unrealized gain (loss) on investment transactions	(.64)	.29	(.07)	.34	.62

Total from investment operations	(.39)	.60	.25	.66	.96

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.31)	(.32)	(.33)	(.34)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.15)	(.04)	(.04)

Total dividends and distributions	(.24)	(.31)	(.47)	(.37)	(.38)

Net asset value, end of period	$ 14.28	$ 14.91	$ 14.62	$ 14.84	$ 14.55

Total Return(a)	(2.63)%	4.11%	1.79%	4.62%	7.00%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$22	$65	$160	$491	$1,873
Average net assets (000 omitted)	$48	$112	$305	$1,066	$4,073
Ratio to average net assets of:
Expenses	1.58%	1.59%	1.59%	1.61	%+	1.61%
Net investment income	1.69%	2.09%	2.23%	2.26	%+	2.42%
Portfolio turnover rate	23%	15%	14%	33%	14%

See footnote summary on page 107.

100	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Municipal Portfolio
Class C
Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 14.91	$ 14.62	$ 14.84	$ 14.55	$ 13.96

Income From Investment Operations
Net investment income†	.24	.31	.32	.33	.34
Net realized and unrealized gain (loss) on investment transactions	(.62)	.29	(.07)	.33	.63

Total from investment operations	(.38)	.60	.25	.66	.97

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.31)	(.32)	(.33)	(.34)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.15)	(.04)	(.04)

Total dividends and distributions	(.24)	(.31)	(.47)	(.37)	(.38)

Net asset value, end of period	$ 14.29	$ 14.91	$ 14.62	$ 14.84	$ 14.55

Total Return(a)	(2.55)%	4.12%	1.79%	4.64%	7.08%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$28,103	$25,647	$20,163	$21,612	$18,717
Average net assets (000 omitted)	$29,066	$22,572	$19,880	$19,944	$18,309
Ratio to average net assets of:
Expenses	1.56%	1.58%	1.59%	1.58	%+	1.60%
Net investment income	1.66%	2.07%	2.23%	2.28	%+	2.42%
Portfolio turnover rate	23%	15%	14%	33%	14%

See footnote summary on page 107.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	101

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Diversified Municipal Portfolio
	Class A
	Year Ended September 30,
	2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 14.92	$ 14.66	$ 14.75	$ 14.54	$ 13.81

Income From Investment Operations
Net investment income†	.34	.38	.41	.41	.44
Net realized and unrealized gain (loss) on investment transactions	(.53)	.27	(.01)	.24	.74

Total from investment operations	(.19)	.65	.40	.65	1.18

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.38)	(.42)	(.42)	(.44)
Distributions from net realized gain on investment transactions	(.02)	(.01)	(.07)	(.02)	(.01)

Total dividends and distributions	(.37)	(.39)	(.49)	(.44)	(.45)

Net asset value, end of period	$ 14.36	$ 14.92	$ 14.66	$ 14.75	$ 14.54

Total Return(a)	(1.33)%	4.50%	2.79%	4.55%	8.74%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,108,708	$810,284	$535,805	$346,040	$114,769
Average net assets (000 omitted)	$819,476	$655,183	$380,510	$213,627	$72,153
Ratio to average net assets of:
Expenses	.78%	.78%	.79%	.79%+	.82%
Net investment income	2.34%	2.55%	2.83%	2.82%+	3.11%
Portfolio turnover rate	19%	16%	18%	21%	12%

See footnote summary on page 107.

102	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Diversified Municipal Portfolio
	Class B
	Year Ended September 30,
	2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 14.93	$ 14.66	$ 14.76	$ 14.54	$ 13.82

Income From Investment Operations
Net investment income†	.24	.27	.30	.31	.34
Net realized and unrealized gain (loss) on investment transactions	(.54)	.28	(.02)	.24	.73

Total from investment operations	(.30)	.55	.28	.55	1.07

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.27)	(.31)	(.31)	(.34)
Distributions from net realized gain on investment transactions	(.02)	(.01)	(.07)	(.02)	(.01)

Total dividends and distributions	(.26)	(.28)	(.38)	(.33)	(.35)

Net asset value, end of period	$ 14.37	$ 14.93	$ 14.66	$ 14.76	$ 14.54

Total Return(a)	(2.02)%	3.79%	1.97%	3.87%	7.91%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$382	$536	$817	$1,556	$3,333
Average net assets (000 omitted)	$477	$724	$1,032	$2,193	$7,976
Ratio to average net assets of:
Expenses	1.49%	1.53%	1.53%	1.53%+	1.56%
Net investment income	1.66%	1.82%	2.12%	2.14%+	2.43%
Portfolio turnover rate	19%	16%	18%	21%	12%

See footnote summary on page 107.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	103

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Diversified Municipal Portfolio
	Class C
	Year Ended September 30,
	2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 14.92	$ 14.66	$ 14.75	$ 14.54	$ 13.81

Income From Investment Operations
Net investment income†	.24	.27	.31	.31	.34
Net realized and unrealized gain (loss) on investment transactions	(.54)	.28	(.02)	.24	.74

Total from investment operations	(.30)	.55	.29	.55	1.08

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.28)	(.31)	(.32)	(.34)
Distributions from net realized gain on investment transactions	(.02)	(.01)	(.07)	(.02)	(.01)

Total dividends and distributions	(.26)	(.29)	(.38)	(.34)	(.35)

Net asset value, end of period	$ 14.36	$ 14.92	$ 14.66	$ 14.75	$ 14.54

Total Return(a)	(2.02)%	3.77%	2.07%	3.82%	7.99%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$166,410	$172,473	$111,400	$96,996	$46,061
Average net assets (000 omitted)	$183,114	$139,330	$103,683	$65,992	$38,868
Ratio to average net assets of:
Expenses	1.48%	1.48%	1.49%	1.50%+	1.53%
Net investment income	1.65%	1.85%	2.14%	2.13%+	2.42%
Portfolio turnover rate	19%	16%	18%	21%	12%

See footnote summary on page 107.

104	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class A
Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 14.66	$ 14.41	$ 14.52	$ 14.35	$ 13.60

Income From Investment Operations
Net investment income†	.35	.39	.41	.40	.42
Net realized and unrealized gain (loss) on investment transactions	(.61)	.25	(.06)	.20	.79

Total from investment operations	(.26)	.64	.35	.60	1.21

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.39)	(.41)	(.40)	(.42)
Distributions from net realized gain on investment transactions	(.01)	– 0	–	(.05)	(.03)	(.04)

Total dividends and distributions	(.36)	(.39)	(.46)	(.43)	(.46)

Net asset value, end of period	$ 14.04	$ 14.66	$ 14.41	$ 14.52	$ 14.35

Total Return(a)	(1.82)%	4.50%	2.50%	4.28%	9.15%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$217,567	$246,050	$183,641	$161,499	$67,472
Average net assets (000 omitted)	$251,554	$210,357	$163,702	$111,181	$47,909
Ratio to average net assets of:
Expenses	.84%	.85%	.84%	.85	%+	.87%
Net investment income	2.43%	2.68%	2.86%	2.78	%+	3.05%
Portfolio turnover rate	17%	14%	14%	18%	19%

See footnote summary on page 107.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	105

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class B
Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 14.65	$ 14.40	$ 14.51	$ 14.35	$ 13.60

Income From Investment Operations
Net investment income†	.25	.28	.30	.30	.33
Net realized and unrealized gain (loss) on investment transactions	(.60)	.25	(.06)	.19	.79

Total from investment operations	(.35)	.53	.24	.49	1.12

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.28)	(.30)	(.30)	(.33)
Distributions from net realized gain on investment transactions	(.01)	– 0	–	(.05)	(.03)	(.04)

Total dividends and distributions	(.26)	(.28)	(.35)	(.33)	(.37)

Net asset value, end of period	$ 14.04	$ 14.65	$ 14.40	$ 14.51	$ 14.35

Total Return(a)	(2.44)%	3.73%	1.75%	3.47%	8.39%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$425	$595	$754	$1,118	$3,426
Average net assets (000 omitted)	$506	$692	$920	$2,345	$8,161
Ratio to average net assets of:
Expenses	1.55%	1.60%	1.58%	1.59	%+	1.60%
Net investment income	1.73%	1.95%	2.13%	2.09	%+	2.39%
Portfolio turnover rate	17%	14%	14%	18%	19%

See footnote summary on page 107.

106	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class C
Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 14.66	$ 14.41	$ 14.52	$ 14.35	$ 13.60

Income From Investment Operations
Net investment income†	.25	.29	.31	.30	.32
Net realized and unrealized gain (loss) on investment transactions	(.60)	.25	(.06)	.20	.80

Total from investment operations	(.35)	.54	.25	.50	1.12

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.29)	(.31)	(.30)	(.33)
Distributions from net realized gain on investment transactions	(.01)	– 0	–	(.05)	(.03)	(.04)

Total dividends and distributions	(.26)	(.29)	(.36)	(.33)	(.37)

Net asset value, end of period	$ 14.05	$ 14.66	$ 14.41	$ 14.52	$ 14.35

Total Return(a)	(2.44)%	3.77%	1.78%	3.55%	8.39%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$81,041	$91,139	$64,599	$63,112	$30,877
Average net assets (000 omitted)	$92,988	$76,424	$61,580	$44,917	$21,250
Ratio to average net assets of:
Expenses	1.55%	1.55%	1.54%	1.55	%+	1.57%
Net investment income	1.73%	1.97%	2.16%	2.08	%+	2.34%
Portfolio turnover rate	17%	14%	14%	18%	19%

†	Based on average shares outstanding.

+	The ratio includes expenses attributable to costs of proxy solicitation.

(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

See	notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	107

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and AllianceBernstein Intermediate Municipal Retail Class Shareholders of Sanford C. Bernstein Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Diversified Municipal Portfolio, California Municipal Portfolio, and New York Municipal Portfolio (three of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 26, 2013

108	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Report of Independent Registered Public Accounting Firm

BOARD OF DIRECTORS

Thomas B. Stiles, II(1)(2), Chairman

Dianne F. Lob, President

Bart Friedman(1)

R. Jay Gerken(1)

William Kristol(1)

Debra Perry(1)

Donald K. Peterson(1)

Rosalie J. Wolf(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

†	For the AllianceBernstein Intermediate Municipal Portfolios, Classes A, B and C shares only.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	109

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Dianne F. Lob,** 1345 Avenue of the Americas, New York, NY 10105 59 (2010)	Senior Vice President of AllianceBernstein L.P. with which she has been associated since prior to 2008. She is Chairman of Bernstein’s Private Client Investment Policy Group since 2004; Senior portfolio manager since 1999. Previously, Ms. Lob spent 22 years at J.P. Morgan, where she was a managing director and an investment banker specializing in providing mergers and acquisitions advice and debt and equity financing for large-capitalization industrial companies. During her career she held various positions in equity capital markets, international corporate finance, interest and currency swap marketing, lease advisory services and media client banking.	18	None

DISINTERESTED DIRECTORS***
Thomas B. Stiles, II, # ^ 73 (2003) Chairman of the Board	President and Director of Cedar Lawn Corporation (cemetery). Formerly, Managing Director, Senior Portfolio Manager and Director of Investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999. Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988-1997 and Executive Vice President and Director of E.F. Hutton Group from 1982-1987.	18	Cedar Lawn Corporation

110	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Management of the Fund

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Bart Friedman, # 68 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2008.	18	Chair of the Audit Committee of The Brookings Institution; Chair of the Audit Committee of Lincoln Center for the Performing Arts; and Allied World Assurance Holdings

R. Jay Gerken, # 62 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds boards of the Citigroup Asset Management mutual funds (2002-2005); Portfolio Manager and Managing Director, Smith Barney Asset Management (1993-2001) and President & CEO, Directions Management of Shearson Lehman, Inc. (1988-1993).		Nature Conservancy of New Jersey; and Cedar Lawn Corporation

William Kristol, # 60 (1994)	Editor, The Weekly Standard since prior to 2008. Formerly, he was also a Fox News Contributor until August 2013.	18	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and the Institute for the Study of War

Debra Perry, # 62 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer and Chief Credit Officer, Moody’s, from 1999 to 2001; Group Managing Director for the Finance, Securities and Insurance Rating Groups, Moody’s Corp., from 1996 to 1999. Earlier she held executive positions with First Boston Corporation and Chemical Bank.	18

PartnerRe;

Korn/Ferry International; Bank of America Funds Series Trust; Committee for Economic Development; CNO Financial Group, Inc. since prior to 2008 until 2011; and MBIA Inc. since prior to 2008 until March 2008

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	111

Management of the Fund

NAME, ADDRESS, AGE (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Donald K. Peterson, # 64 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (January 2002-September 2006); President and Chief Executive Officer, Avaya Inc. (October 2000-December 2001); President, Enterprise Systems Group (February 2000-September 2000); Chief Financial Officer, Lucent Technologies (1996-February 2000); Chief Financial Officer, AT&T, Communications Services Group (1995-1996); President, Nortel Communications Systems, Inc. (1994-1995). Prior thereto he was at Nortel from (1976-1995).	18	Worcester Polytechnic Institute; Overseers of the Amos Tuck School of Business Administration; TIAA-CREF; and Committee for Economic Development
Rosalie J. Wolf, # 72 (2000)	Managing Partner, Botanica Capital Partners LLC, and also Member of Brock Capital Group LLC. Member of the Investment Committee of the Board at the David and Lucile Packard Foundation. Formerly, she was a Managing Director at Offit Hall Capital Management LLC from January 2001 through 2003. From 1994-2000 she was Treasurer and Chief Investment Officer of The Rockefeller Foundation. Earlier she held financial executive positions with International Paper Company, Bankers Trust and Mobil Oil Corporation.	18	TIAA-CREF; and North European Oil Royalty Trust

*	There is no stated term of office for the Directors.

**	Ms. Lob is an “interested person”, as defined in the 1940 Act, due to her affiliation with AllianceBernstein.

***	The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

#	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^	Member of the Fair Value Pricing Committee.

112	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Dianne F. Lob, 59	President	See biography above.

Philip L. Kirstein, 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Emilie D. Wrapp, 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2008.

Joseph J. Mantineo, 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2008.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	113

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

1	The Senior Officer’s evaluation was completed on October 3, 2013 and discussed with the Board on October 15, 23 and 24, 2013.

2

Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

114	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
Tax-Managed International Portfolio	First $1 billion Next $3 billion Next $2 billion Next $2 billion Next $2 billion On the balance	0.925% 0.850% 0.800% 0.750% 0.650% 0.600%
The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2014.

3	Jones v. Harris at 1427.

4	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	115

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
International Portfolio	First $1 billion Next $3 billion Next $2 billion Next $2 billion On the balance	0.925% 0.850% 0.800% 0.750% 0.650%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2014.

Emerging Markets Portfolio	First $1 billion	1.175
	Next $1 billion	1.050
	Next $1 billion	1.000
	Next $3 billion	0.900
	On the balance	0.850
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2014.

U.S. Government Short Duration Portfolio	First $750 million	0.450%
Short Duration Plus Portfolio	On the balance	0.400%
Short Duration California Municipal Portfolio
Short Duration Diversified Municipal Portfolio
Short Duration New York Municipal Portfolio

Intermediate Duration Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio	Next $2 billion Next $2 billion Next $2 billion On the balance	0.450% 0.400% 0.350% 0.300%

California Municipal Portfolio	First $1 billion	0.500%
New York Municipal Portfolio	Next $2 billion Next $2 billion On the balance	0.450% 0.400% 0.350%

The Portfolios’ net assets on September 30, 2013 and September 30, 2012 are set forth below:

Portfolio	09/30/13 Net Assets ($MM)	09/30/12 Net Assets ($MM)	Change ($MM)
Tax-Managed International Portfolio	$3,842.0	$3,456.1		$385.9
International Portfolio	$1,610.1	$1,497.0		$113.1
Emerging Markets Portfolio	$1,192.6	$1,240.9	-$	48.3
U.S. Government Short Duration Portfolio	$52.9	$109.3	-$	56.4
Short Duration Plus Portfolio	$460.7	$625.3	-$	164.6
Intermediate Duration Portfolio	$3,970.2	$4,826.1	-$	855.9
Short Duration California Municipal Portfolio	$69.7	$99.9	-$	30.2
Short Duration Diversified Municipal Portfolio	$274.5	$394.6	-$	120.1
Short Duration New York Municipal Portfolio	$108.5	$133.2	-$	24.7
California Municipal Portfolio	$1,052.7	$1,132.5	-$	79.9
Diversified Municipal Portfolio	$5,547.5	$5,670.5	-$	123.0
New York Municipal Portfolio	$1,644.5	$1,837.6	-$	193.1

116	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in percentage terms of the advisory fee schedule changes made since October 2004 for each Portfolio. The estimated fees are based on September 30, 2013 net assets:

Effective Advisory Fees Based on October 2004 Fee Schedule vs. Current Fee Schedule
Portfolio	October 2004	Current	Difference
Tax-Managed International Portfolio	0.926%	0.820%[5]	-0.106%
International Portfolio	0.962%	0.847%[5]	-0.115%
Emerging Markets Portfolio	1.230%	1.105%[5]	-0.125%
U.S. Government Short Duration Portfolio	0.500%	0.450%	-0.050%
Short Duration Plus Portfolio	0.500%	0.450%	-0.050%
Intermediate Duration Portfolio	0.463%	0.450%	-0.013%
Short Duration California Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	-0.050%
California Municipal Portfolio	0.497%	0.497%	0.000%
Diversified Municipal Portfolio	0.459%	0.431%	-0.028%
New York Municipal Portfolio	0.480%	0.480%	-0.000%

Set forth below are the Portfolios’ total expense ratios for the semi-annual period ended March 31, 2013:

Portfolio	Semi-Annual Period Ending 03/31/13 Total Expense Ratio[6]
Tax-Managed International Portfolio	Private Client Class A Class B Class C	1.11 2.23 3.05 2.96	% % % %

International Portfolio	Private Client Class A Class B Class C	1.15 1.98 2.71 2.69	% % % %

Emerging Markets Portfolio	Private Client	1.43%

U.S. Government Short Duration Portfolio	Private Client	0.70%

Short Duration Plus Portfolio	Private Client Class A Class B Class C	0.61 0.93 1.27 1.12	% % % %

Intermediate Duration Portfolio	Private Client	0.57%

5	The estimated advisory fees include the 5 basis points advisory fee waiver effective through October 31, 2014.

6	Annualized.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	117

Portfolio	Semi-Annual Period Ending 03/31/13 Total Expense Ratio[6]
Short Duration California Municipal Portfolio	Private Client	0.68%

Short Duration Diversified Municipal Portfolio	Private Client	0.62%

Short Duration New York Municipal Portfolio	Private Client	0.65%

California Municipal Portfolio	Private Client Class A Class B Class C	0.63 0.85 1.57 1.55	% % % %

Diversified Municipal Portfolio	Private Client Class A Class B Class C	0.56 0.77 1.48 1.47	% % % %

New York Municipal Portfolio	Private Client Class A Class B Class C	0.61 0.84 1.55 1.54	% % % %

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and Retail investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment

118	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.7 In addition to the relevant AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2013 net assets.8

Portfolio	Net Assets 09/30/13 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$3,842.0	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.407%	0.820%

International Portfolio	$1,610.1	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.418%	0.847%

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	119

Portfolio	Net Assets 09/30/13 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Emerging Markets Portfolio	$1,192.6	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.808%	1.105%

U.S. Government Short Duration Portfolio[9]	$52.9	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.238%	0.450%

Short Duration Plus Portfolio	$460.7	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.154%	0.450%

Intermediate Duration Portfolio	$3,970.2	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.450%

Short Duration California Municipal Portfolio	$69.7	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.229%	0.450%

Short Duration Diversified Municipal Portfolio	$274.5	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.173%	0.450%

9	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Bank of America/Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

120	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio	Net Assets 09/30/13 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Short Duration New York Municipal Portfolio	$108.5	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.215%	0.450%

California Municipal Portfolio	$1,052.7	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.196%	0.497%

Diversified Municipal Portfolio	$5,547.5	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.431%

New York Municipal Portfolio	$1,644.5	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.480%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the differences between the advisory fees charged to the Portfolios and the fees charged to their corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.10

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory fee schedules of most ABMF funds in existence at the time of the settlement were affected by the AoD, which contemplate eight categories with almost all of the ABMF funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are the effective advisory fees of the Portfolios based on the investment advisory fees schedules of the ABMF funds and what would have been the effective advisory fees of the Portfolios had the advisory fee schedules of

10	Group peers selected by Lipper from the 2013 Lipper 15(c) Report.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	121

the ABMF funds been applicable to the Portfolios based on the Portfolios’ September 30, 2013 net assets:

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.715%	0.820%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.847%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.105%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.481%	0.450%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.497%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.418%	0.431%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.480%

Set forth below are the advisory fee schedules of certain ABMF funds, which have a somewhat similar investment style as certain Portfolios and do not follow

122	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

the NYAG categories. Also set forth below are what would have been the effective advisory fees of the Portfolios had the ABMF fee schedules been applicable to the Portfolios based on the Portfolios’ September 30, 2013 net assets:

Portfolio	ABMF Fund	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
International Portfolio	International Discovery Equity Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.981%	0.847%

	International Focus 40 Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.981%	0.847%

Emerging Markets Portfolio	Emerging Markets Multi-Asset Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.992%	1.105%

Emerging Markets Portfolio	Emerging Markets Equity Portfolio	117.5 bp on 1st $1 billion 105 bp on next $1 billion 100 bp on next $1 billion 90 bp on next $3 billion 85 bp on the balance	1.155%	1.105%

Intermediate Duration Portfolio	Sanford C. Bernstein Fund II, Inc. (“SCB II”) –Intermediate Duration Institutional Portfolio[11]	50 bp on 1st 1 billion 45 bp on the balance	0.463%	0.450%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[12]
Emerging Markets Portfolio	Emerging Markets Growth Class A Class I (Institutional)	1.70% 0.90%

	Emerging Markets Value Class A Class I (Institutional)	1.75% 0.95%

11	It should be noted that SCB II’s fund expenses are capped at 0.45%.

12	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	123

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services.

The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	Distributor	Fee
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Equity Fund[13],[14]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A / B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2013 net assets:

Portfolio	Sub-Advised Fund	Sub-Advised Fund Fee Schedule	Sub-Advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
International Portfolio	Client #1	0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.578%	0.847%

Emerging Markets Portfolio	Client #2	0.75% on the first $50 million 0.55% on the next $50 million 0.50% on the next $300 million 0.45% on the balance	0.479%	1.105%

Intermediate Duration Portfolio	Client #3	0.29% on the first $100 million 0.20% on the balance	0.202%	0.450%

13	The ITM fund is privately placed or institutional.

14	The ITM fund has an additional Fund of Funds fee of 0.10% paid to its manager, Sumitomo Trust Bank, in addition to the AllianceBernstein fee.

124	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio	Sub-Advised Fund	Sub-Advised Fund Fee Schedule	Sub-Advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)

Diversified Municipal Portfolio	Client #4	0.16% on the first $40 million 0.15% on the next $40 million 0.14% on the next $40 million 0.13% on the balance (aggregated with other client accounts)	0.130%	0.431%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship where it is providing only investment related service at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment related service.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.15 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee,16 estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)17 and the Portfolio’s contractual management fee ranking.

15

The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

16

The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

17

Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	125

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of certain Portfolios had an insufficient number of comparable peers. Consequently, Lipper expanded the EGs of the Portfolios to include peers with a different load type,18 and for certain Portfolios, a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the EGs of the Portfolios, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”) were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment classification/objective and load type. A “normal” EU will include all funds that have the same investment classification/objective and load type as the subject Portfolio.19

Contractual management fees on a pro-forma basis are also shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio to show the effect of the 5 basis points investment advisory fee waiver on the Portfolios’ comparisons to their Lipper peers.

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
Tax-Managed International Portfolio[20]	0.870	0.858	7/12
Pro-forma	0.820	0.858	5/12

International Portfolio[20]	0.898	0.880	9/14
Pro-forma	0.848	0.880	5/14

Emerging Markets Portfolio	1.159	1.200	8/17
Pro-forma	1.109	1.200	7/17

18	At the request of the Senior Officer and the Adviser, the EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end and no-load.

19	Except for asset (size) comparability, Lipper uses the same EG criteria when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

20	On July 9, 2013 Lipper changed its investment classification for Tax-Managed International Portfolio and International Portfolio from International Multi-Cap Core (“IMLC”) to International Multi-Cap Growth (“IMLG”). However, at the request of the Senior Officer and the Adviser, Lipper considered the IMLC universe to select both Portfolios’ expense and performance groups.

126	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
U.S. Government Short Duration Portfolio	0.450	0.462	6/16

Short Duration Plus Portfolio	0.450	0.440	9/16

Intermediate Duration Portfolio	0.449	0.459	8/17

Short Duration California Municipal Portfolio[21]	0.450	0.450	5/9

Short Duration Diversified Municipal Portfolio	0.450	0.463	6/12

Short Duration New York Municipal Portfolio[21]	0.450	0.450	5/9

California Municipal Portfolio[21]	0.497	0.479	10/14

Diversified Municipal Portfolio	0.435	0.430	10/16

New York Municipal Portfolio[21]	0.480	0.472	10/15

Set forth below is a comparison of the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and EU. The Portfolios’ rankings are also shown.

Portfolio	Expense Ratio (%)[22]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Tax-Managed International Portfolio	1.112	1.250	2/12	1.240	45/132

International Portfolio	1.160	1.269	3/14	1.240	50/132

Emerging Markets Portfolio	1.444	1.533	6/17	1.458	133/274

U.S. Government Short Duration Portfolio	0.681	0.720	6/16	0.684	22/44

Short Duration Plus Portfolio	0.622	0.727	6/16	0.633	70/145

Intermediate Duration Portfolio	0.568	0.785	2/17	0.685	109/343

Short Duration California Municipal Portfolio[23]	0.669	0.669	5/9	0.629	10/16

Short Duration Diversified Municipal Portfolio	0.595	0.617	5/12	0.595	30/59

21	Lipper expanded the Portfolio’s EG with respect to investment classification/objective.

22	The total expense ratios are for the most recently completed fiscal year Private Client Class.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	127

Portfolio	Expense Ratio (%)	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Short Duration New York Municipal Portfolio[23]	0.639	0.601	6/9	0.629	9/16

California Municipal Portfolio[23]	0.632	0.668	6/15	0.647	103/228

Diversified Municipal Portfolio	0.557	0.703	2/16	0.617	43/117

New York Municipal Portfolio[23]	0.609	0.659	5/15	0.622	64/137

Based on this analysis, considering pro-forma information where possible, except for Short Duration New York Municipal Portfolio, U.S. Government Short Duration Portfolio and Short Duration California Municipal Portfolio, the Portfolios have a more favorable ranking on a total expense ratio basis than on a contractual management fee basis; Short Duration New York Municipal Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis; U.S. Government Short Duration Portfolio and Short Duration California Municipal Portfolio have equally favorable rankings on a contractual management fee and total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. With the exception of Tax-Managed International Portfolio and International Portfolio, the Adviser’s profitability, excluding administrating and servicing fees decreased for the Portfolios during calendar year 2012, relative to 2011.

23	Lipper expanded the Portfolio’s EG/EU with respect to investment classification/objective under standard Lipper guidelines.

128	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the Fixed-Income Portfolios a fee of 0.10% of average daily assets and the Equity Portfolios a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2012:24

Portfolio	Shareholder Servicing Agreement Fee
Tax-Managed International Portfolio	$8,996,087
International Portfolio	$3,865,628
Emerging Markets Portfolio	$3,258,103
U.S. Government Short Duration Portfolio	$126,795
Short Duration Plus Portfolio	$544,248
Intermediate Duration Portfolio	$4,944,151
Short Duration California Municipal Portfolio	$103,813
Short Duration Diversified Municipal Portfolio	$437,015
Short Duration New York Municipal Portfolio	$148,340
California Municipal Portfolio	$1,026,677
Diversified Municipal Portfolio	$4,839,804
New York Municipal Portfolio	$1,541,811

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the retail class shares of the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”) for providing such services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. As of September 30, 2013, with respect to Tax-Managed International Portfolio and International Portfolio, the retail classes make up a small percentage of each of those Portfolios’ total net assets:

Portfolio	09/30/13 Total Retail as % of Net Assets
Tax-Managed International Portfolio	0.1%
International Portfolio	0.5%
Short Duration Plus Portfolio	14.1%
California Municipal Portfolio	14.1%
Diversified Municipal Portfolio	23.0%
New York Municipal Portfolio	18.2%

24	The Shareholder Servicing Agreement does not apply to the Retail Class shares of the Portfolios.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	129

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $19 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2012:

Portfolio	Amount Received
Tax-Managed International Portfolio		$139
International Portfolio		$238
Short Duration Plus Portfolio		$3,881
California Municipal Portfolio	$	– 0	–
Diversified Municipal Portfolio	$	– 0	–
New York Municipal Portfolio		$1,257

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2012:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$14,310	$	– 0	–
International Portfolio	$61,549		$1,507
Short Duration Plus Portfolio	$452,043		$4,152
California Municipal Portfolio	$490,944		$859
Diversified Municipal Portfolio	$3,366,085		$110,792
New York Municipal Portfolio	$1,402,236		$26,746

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios during the fiscal year ended September 30, 2012:25

25	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balances that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account. However, due to lower average balances and interest rates during the fiscal year ended September 30, 2012, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

130	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio	ABIS Fee
Tax-Managed International Portfolio[26]	$17,981
International Portfolio[26]	$17,707
Short Duration Plus Portfolio	$33,848
California Municipal Portfolio	$17,997
Diversified Municipal Portfolio	$57,627
New York Municipal Portfolio	$30,186

The Portfolios did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and therefore did not pay commissions for such transactions during the fiscal year ended September 30, 2012.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the Portfolios through lower fees.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,27 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale

26	Effective February 25, 2013, ABIS waived the $18,000 minimum charge for the Portfolio.

27	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	131

exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.28 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.29 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.30

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $436 billion as of August 31, 2013, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios31 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)32 for the periods ended July 31, 2013.33 Also shown are the gross performance rankings of the Portfolios.

28	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

29	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

30	There have been substantial changes to the investment management industry since 2008. Accordingly, some of the 2008 comparative results may no longer be reflective of current conditions in the industry.

31	The gross performance returns are for the Private Client class shares of the Portfolios.

32	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

33	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

132	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

		Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed International Portfolio[34]	1 year	24.34	24.59	23.32	7/12	116/248
	3 year	5.95	10.02	9.14	12/12	193/206
	5 year	-2.79	4.28	1.86	10/10	172/173
	10 year	5.03	10.26	8.68	7/7	70/70

International Portfolio[34]	1 year	24.14	24.49	23.32	8/14	117/248
	3 year	5.94	9.17	9.14	13/14	193/206
	5 year	-2.96	2.37	1.86	11/11	172/173
	10 year	5.19	10.26	8.68	9/9	70/70

Emerging Markets Portfolio	1 year	4.65	6.35	5.43	12/17	261/455
	3 year	-0.31	3.89	2.74	14/16	223/283
	5 year	-0.46	2.65	1.38	15/15	161/203
	10 year	14.25	14.82	13.94	8/12	45/102

U.S. Government Short Duration Portfolio	1 year	-0.14	0.32	0.34	14/16	52/58
	3 year	0.93	1.44	1.35	13/16	42/55
	5 year	2.12	2.45	2.87	11/15	36/49
	10 year	2.82	3.02	3.25	11/13	35/42

Short Duration Plus Portfolio	1 year	0.20	1.86	1.59	16/16	197/210
	3 year	1.22	2.72	2.57	15/15	162/174
	5 year	2.53	4.13	3.71	13/14	120/140
	10 year	2.57	3.75	3.74	10/10	88/91

Intermediate Duration Portfolio	1 year	-1.16	0.49	-0.14	17/17	402/498
	3 year	3.99	4.69	4.49	16/16	343/448
	5 year	6.66	7.16	6.73	9/14	196/373
	10 year	5.66	5.96	5.61	9/12	119/248

Short Duration California Municipal Portfolio	1 year	0.45	0.45	0.46	4/7	11/15
	3 year	1.13	3.11	1.98	7/7	10/14
	5 year	2.02	4.19	3.70	6/6	9/13
	10 year	2.56	3.93	3.97	4/4	6/6

Short Duration Diversified Municipal Portfolio	1 year	0.46	0.71	0.70	9/12	57/72
	3 year	1.42	1.77	1.68	10/12	46/68
	5 year	2.17	2.47	2.59	7/9	34/50
	10 year	2.70	2.76	2.95	5/7	25/37

34	As previously mentioned, Lipper changed the Portfolio’s investment objective/classification from IMLC to IMLG on July 9, 2013. However, at the request of the Senior Officer and the Adviser, Lipper compared the Portfolio to IMLC peers.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	133

		Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Short Duration New York Municipal Portfolio	1 year	0.76	0.50	-0.13	1/3	1/6
	3 year	1.46	1.46	2.50	2/3	4/5
	5 year	2.12	2.22	4.09	3/3	5/5
	10 year	2.67	2.75	3.65	3/3	5/5

California Municipal Portfolio	1 year	-1.00	-1.00	-0.89	2/3	21/29
	3 year	3.03	4.12	3.94	3/3	26/28
	5 year	4.30	4.87	4.81	3/3	24/24
	10 year	4.11	4.81	4.33	3/3	18/23

Diversified Municipal Portfolio	1 year	-0.66	-0.83	-1.08	5/16	33/138
	3 year	2.98	3.91	3.70	15/15	111/117
	5 year	4.25	5.15	5.07	15/15	82/91
	10 year	4.13	4.69	4.54	11/11	60/67

New York Municipal Portfolio	1 year	-0.70	-0.74	-1.23	1/3	3/21
	3 year	2.88	3.35	3.42	3/3	19/20
	5 year	4.23	4.77	4.78	3/3	15/18
	10 year	4.14	4.39	4.42	3/3	15/16

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)35 versus their benchmarks.36

	Periods Ending July 31, 2013 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed International Portfolio	22.97	4.77	-3.88	3.83	5.79
MSCI EAFE Index[37]	23.48	8.61	1.05	7.97	6.10
Inception Date: June 22,1992

International Portfolio	22.71	4.71	-4.09	3.94	2.84
MSCI EAFE Index	23.48	8.61	1.05	7.97	3.56
Inception Date: April 30, 1999

Emerging Markets Portfolio	3.15	-1.74	-1.90	12.51	7.29
MSCI Emerging Markets Index	1.95	1.01	0.55	13.10	N/A
Inception Date: December 15, 1995

35	The net performance returns shown in the table are for the Private Client Class shares of the Portfolios.

36	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2013.

37	Benchmark since inception performance is as of the closest month end after the Portfolio’s actual inception date.

134	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

	Periods Ending July 31, 2013 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)

U.S. Government Short Duration Portfolio	-0.82	0.26	1.45	2.08	4.45
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.25	0.78	1.85	2.66	5.09
Inception Date: January 3, 1989

Short Duration Plus Portfolio	-0.42	0.60	1.90	1.91	4.54
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.25	0.78	1.85	2.66	5.09
Inception Date: December 12, 1988

Intermediate Duration Portfolio	-1.50	3.50	6.12	5.08	6.50
Barclays Capital U.S. Aggregate Bond Index	-1.91	3.19	5.23	4.89	6.88
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	-0.22	0.47	1.36	1.83	2.69
Barclays Capital 1 Year Municipal Bond Index[37]	0.63	0.95	1.83	2.28	3.31
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	-0.14	0.81	1.55	2.04	2.93
Barclays Capital 1 Year Municipal Bond Index[37]	0.63	0.95	1.83	2.28	3.31
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	0.11	0.82	1.48	1.98	2.78
Barclays Capital 1 Year Municipal Bond Index[37]	0.63	0.95	1.83	2.28	3.31
Inception Date: October 3, 1994

California Municipal Portfolio	-1.63	2.38	3.64	3.45	4.65
Barclays Capital 5 Year GO Municipal Index[37]	-0.16	2.64	4.46	4.09	5.33
Inception Date: August 6, 1990

Diversified Municipal Portfolio	-1.21	2.41	3.67	3.53	4.89
Barclays Capital 5 Year GO Municipal Index[37]	-0.16	2.64	4.46	4.09	5.43
Inception Date: January 9, 1989

New York Municipal Portfolio	-1.30	2.26	3.59	3.50	4.90
Barclays Capital 5 Year GO Municipal Index[37]	-0.16	2.64	4.46	4.09	5.43
Inception Date: January 9, 1989

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	135

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Fixed Income Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to the Equity Portfolios, the Portfolios’ investment advisory fees, with the five basis point waiver, are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. The Senior Officer recommended that the Directors continue their discussions with the Adviser to reduce the total expense ratios of the retail classes of Tax-Managed International Portfolio and International Portfolio. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 8, 2013

136	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Growth & Income Fund

Select US Equity Portfolio

US Growth

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio
Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	137

AllianceBernstein Family of Funds

NOTES

138	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

NOTES

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	139

NOTES

140	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IM-0151-0913

SANFORD C. BERNSTEIN FUND, INC.

Overlay Portfolios

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

ANNUAL REPORT

SEPTEMBER 30, 2013

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolios’ prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please call (collect) (212) 486-5800.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.alliancebernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—November 25, 2013

On the following pages, you will find the 2013 Annual Report for the Overlay Portfolios* of the Sanford C. Bernstein Fund, Inc. (collectively the “Portfolios” and individually a “Portfolio”). The Annual Report covers the six- and 12-month periods ended September 30, 2013 and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

Global equity markets rose during the 12-month period ended September 30, 2013, while fixed-income capital markets declined. The policy direction of the U.S. Federal Reserve (the “Fed”) continued to be a primary driver of market behavior. In the weeks leading into September, the conventional wisdom was that the Fed was prepared to begin scaling back its massive bond-purchasing program at its mid-month meeting. However, defying market expectations, the Fed surprised investors by announcing that its reflationary policies would remain in place for at least another month and, quite possibly, into next year, bolstering market returns.

During the period, the European Central Bank and the Bank of Japan reaffirmed their commitments to their respective stimulus programs amid data suggesting that the economic health of both regions was gradually improving. Also, encouraging data out of China suggested that economic growth was slowly rebounding in the world’s second-largest economy.

Even as the global economy and the world’s equity markets continue to recover, investor skittishness remains front and center. In this environment, we are managing risk across our clients’ strategic allocations by continuing to diversify equity exposure across investment styles and geographies, and by actively managing bonds amidst rising rates.

Should you have any questions about your investments in the Portfolios, please contact your Financial Advisor, call 212.756.4097 or visit www.bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Dianne F. Lob

President

Sanford C. Bernstein Fund, Inc.

*	Please note that information for the International, Tax-Managed International, Emerging Markets, New York Municipal, California Municipal, Diversified Municipal, Short Duration New York Municipal, Short Duration Diversified Municipal, Short Duration California Municipal, U.S. Government Short Duration, Short Duration Plus and Intermediate Duration Portfolios of Sanford C. Bernstein Fund, Inc. may be found in a separate report. The Portfolios are intended to be used as part of a broader investment program administered directly by Sanford C. Bernstein & Co. LLC. The performance and objectives of the Portfolios should be evaluated only in the context of the investor’s complete investment program. The Portfolios are NOT designed to be used as a stand-alone investment.

Investment Objectives and Policies

The investment objective of the Overlay A and Tax-Aware Overlay A Portfolios is to moderate the volatility of an equity-oriented asset allocation over the long term, as part of a private client’s overall asset allocation managed by Sanford C. Bernstein & Co. LLC (“Bernstein”). The investment objective of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios is to moderate the volatility of a fixed-income-oriented asset allocation over the long term, as part of a private client’s overall asset allocation managed by Bernstein.

The Portfolios may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed-income instruments of issuers located within and outside the United States, real estate related securities, below-investment grade (“high yield”) securities (commonly known as “junk bonds”), currencies and commodities. By adjusting investment exposure among the various asset classes in the Portfolios, AllianceBernstein L.P. (the “Adviser”) will seek to moderate the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to equity securities, in the case of the Overlay A and Tax-Aware Overlay A Portfolios, and a significant allocation to taxable or municipal fixed-income securities in the case of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios. The Portfolios’ asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives.

The Adviser will alter asset class exposures as market and economic conditions change. The Adviser will employ risk/return tools and fundamental research insights to determine how to adjust the Portfolios’ exposures to various asset classes. These dynamic adjustments to the Portfolios’ asset class exposures will be implemented principally through the use of derivatives. The Portfolios’ use of derivatives to alter investment exposure of an investor’s Bernstein account may create significant leveraged exposure to certain asset classes within the Portfolios.

2013 Annual Report	1

Portfolio Manager Commentary (continued)

The Adviser also may use exchange traded funds (“ETFs”), exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolios’ investment strategies. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolios’ portfolios from a decline in value, sometimes within certain ranges.

Exposure to certain asset classes may also be achieved through investment in the AllianceBernstein Pooling Portfolios—Multi-Asset Real Return Portfolio. The Adviser may use other AllianceBernstein Mutual Funds, in addition to or instead of that in the preceding sentence.

The Overlay A and Overlay B Portfolios are managed without regard to potential tax consequences to the shareholder.

The Tax-Aware Overlay A and Tax-Aware Overlay B Portfolios seek to minimize the impact of federal income taxes on shareholders’ returns over time. The Tax-Aware Overlay C Portfolio seeks to minimize the impact of federal and state income taxes on shareholders’ returns over time for California residents. The Tax-Aware Overlay N Portfolio seeks to minimize the impact of federal, state and local income taxes on shareholders’ returns over time for New York residents. In the case of the Tax-Aware Portfolios, the Adviser will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Portfolios.

Investment Results

Over the 12-month period ended September 30, 2013, all share classes of Overlay A, Tax-Aware Overlay A and Overlay B outperformed their composite benchmarks; whereas all share classes of Tax-Aware Overlay B, C and N underperformed. Over the six-month period, all share classes of Overlay A and Tax-Aware Overlay A outperformed their composite benchmarks, while all share classes of Overlay B and Tax-Aware Overlays B, C and N underperformed. Overlay A and Tax Aware Overlay A Portfolios underperformed their primary benchmark, the S&P 500 Index. The Overlay B, Tax Aware Overlay B, Overlay C and Overlay N Portfolios outperformed their primary benchmark, the Barclays Global Aggregate Bond Index (U.S. dollar hedged).

Dynamic adjustments to asset class exposures contributed to the performance for all Portfolios relative to their composite benchmarks for both the six- and 12-month periods ended September 30, 2013. Security selection detracted.

The Portfolios are not designed to be used as stand-alone investments. The performance and objectives of the Portfolios should be evaluated only in the context of a private client’s complete investment program. During both the six- and 12-month periods, actions in the Portfolios were such that private client portfolios were generally overweight equities. This decision added to returns, but given that equity market volatility has exceeded bond market volatility during both periods (as is typically the case), the impact in these periods was a modest increase in volatility relative to a similar private client portfolio which did not incorporate the Overlay Portfolios. These changes were largely implemented through the use of stock index and bond futures, currency forwards and swaps.

The Portfolios largely use derivatives to make shifts in asset class exposures, as this allows rapid and efficient changes without disrupting the underlying individual stock and bond holdings. In both the six- and 12-month periods, the Portfolio used derivatives, including credit default swaps for investment purposes, which added to performance. Total return swaps, futures and currencies were used for hedging and investment purposes, which contributed to returns for both periods. Purchased options and written options were used for hedging and investment purposes, which detracted from returns for both periods.

Market Review and Investment Strategy

The beginning of the 12-month period ending September 30, 2013 was a time of great uncertainty: at the end of the summer of 2012, fears of a bank crisis in Europe and the possible breakup of the euro area were prevalent and towards the end of the year concerns moved to the U.S. due to the Presidential election and the looming “Fiscal Cliff”. Ultimately, the period turned out to be good for stock markets as perceived tail risks (or material downside (“tail”) events) fell; the Fed engaged in additional accommodation to support growth and other economies, notably Japan, also embarked on easing monetary policies. Investor focus was once again centered on policy makers in the late spring and summer of 2013: speculation about the timing of a tapering in quantitative easing, and wrangling in Washington DC over the debt ceiling caused sharp moves in interest rates. But data continued to evidence a low growth global economy.

Over most of the 12-month period, the Portfolios were positioned such that a private client’s overall asset allocation was slightly overweight equities (and at times held modest allocations to other return-seeking asset classes such as high yield bonds and real estate investment trusts, or REITS) and underweight bonds. This benefitted investment outcomes.

2	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (Unaudited)

Benchmark Disclosure

None of the following indices or averages reflect fees and expenses associated with the active management of a mutual fund portfolio. The Standard & Poor’s (“S&P”) 500® Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. The Morgan Stanley Capital International (“MSCI”) Europe, Australasia, Far East (“EAFE”) Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI Emerging Markets (“EM”) Index (free float–adjusted, market capitalization weighted) represents the equity market performance of emerging markets. The MSCI EAFE Index and the MSCI EM Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The Financial Times Stock Exchange® (“FTSE”) European Public Real Estate Association/National Association of Real Estate Investment Trusts (“EPRA/NAREIT”) Developed Real Estate (“RE”) Index is a free-float adjusted index designed to track the performance of listed real estate companies and real estate investment trusts (“REITs”) worldwide. The Barclays Global Aggregate Bond Index (U.S. dollar hedged) represents the performance of the global investment-grade developed fixed income markets. The Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. The Barclays 5-Year General Obligation (“GO”) Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Barclays 1–10 Year Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds.

The composite benchmark for a Portfolio is a customized benchmark and uses index returns to represent performance of the asset classes. The Composite Benchmark for Overlay A is 47.6% S&P 500 Index, 17% MSCI EAFE Index, 3.4% MSCI EM Index, 12% FTSE EPRA/NAREIT Developed RE Index, 20% Barclays U.S. Aggregate Bond Index. The Composite Benchmark for Tax Aware Overlay A is 56% S&P 500 Index, 20% MSCI EAFE Index, 4% MSCI EM Index, 20% Barclays 1–10 Year Municipal Index. The Composite Benchmark for Overlay B is 18.9% S&P 500 Index, 6.75% MSCI EAFE Index, 1.35% MSCI EM Index, 3% FTSE EPRA/NAREIT Developed RE Index, 70% Barclays U.S. Aggregate Bond Index. The Composite Benchmark for Tax Aware Overlay B, C and N is 21% S&P 500 Index, 7.5% MSCI EAFE Index, 1.5% MSCI EM Index, 70% Barclays 1–10 Year Municipal Index. The S&P 500 Index, MSCI EAFE Index and MSCI EM Index represent the allocation to global stocks, the FTSE EPRA/ NAREIT Developed RE Index represents the allocation to real estate, the Barclays 1–10 Year Municipal Bond Index, the Barclays 5-Year GO Municipal Bond Index and the Barclays U.S. Aggregate Bond Index represent the allocation to bonds.

MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Overlay Portfolios:

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objective.

The Portfolios are intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolios should be evaluated only in the context of the Private Client’s complete investment program. Changes in value of the Portfolios may be particularly pronounced because the Portfolios are managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolios are NOT designed to be used as a stand-alone investment.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock and bond prices in general may decline over short or extended periods. The value of the Portfolios’ securities will fluctuate as the stock or bond markets fluctuate. Equity and debt markets around the world have experienced unprecedented volatility, including notably the recent European sovereign debt crisis, and these market conditions may

Disclosures & Risks continued on next page

2013 Annual Report	3

Disclosures and Risks (continued)

continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. High public debt in the United States and other countries creates ongoing systemic and market risks and policy making uncertainty. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes and the practical implications for market participants, may not be fully known for some time.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. The Portfolios do not seek to control risk relative to, or to outperform, a particular securities market benchmark. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios.

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ net asset value (“NAV”) when one of these asset classes is performing more poorly than others. As both the direct investments and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

Derivatives Risk: The Portfolios intend to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make them more volatile. The use of leverage may cause the Portfolios to liquidate their positions when it may not be advantageous to do so.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid investments at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could

Disclosures & Risks continued on next page

4	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

significantly affect local stock prices and, therefore, share prices of the Portfolios.

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. Interest rates in the United States have recently been historically low. Increases in interest rates may cause the value of the Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and ETFs may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Mortgage-Related Securities Risk: In the case of investments in mortgage-related securities, a loss could be incurred if the collateral backing these securities is insufficient.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in real estate investment trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Disclosures & Risks continued on next page

2013 Annual Report	5

Disclosures and Risks (continued)

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Tax Risk: There is no guarantee that all of the Portfolios’ municipal bond income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of the Portfolios’ shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

These risks are more fully discussed in the Portfolios’ prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted.

The performance shown on page 7 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, click on “Private Clients”, then “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

6	Sanford C. Bernstein Fund, Inc.

Historical Performance (Unaudited)

Overlay Portfolios vs. Their Benchmarks

THROUGH SEPTEMBER 30, 2013	CLASS	PAST SIX MONTHS	PAST 12 MONTHS	SINCE INCEPTION	INCEPTION DATE
Overlay A Portfolio	1	5.96%	15.69%	8.41%	2/8/2010
	2	6.13%	15.99%	8.62%
Composite Benchmark		5.15%	14.10%	12.32%
S&P 500 Index		8.31%	19.34%	16.05%
Tax-Aware Overlay A Portfolio	1	7.08%	17.74%	7.74%	2/8/2010
Return after taxes on Distributions*		7.08%	17.68%	7.49%
Return after taxes on Distributions and sale of shares*		4.01%	10.14%	6.12%
	2	7.16%	17.94%	7.95%
Return after taxes on Distributions*		7.16%	17.84%	7.68%
Return after taxes on Distributions and sale of shares*		4.05%	10.31%	6.30%
Composite Benchmark		6.41%	15.36%	12.00%
S&P 500 Index		8.31%	19.34%	16.05%
Overlay B Portfolio	1	0.63%	4.40%	5.69%	2/8/2010
	2	0.63%	4.55%	5.82%
Composite Benchmark		0.94%	4.14%	7.26%
Barclays Global Aggregate Bond Index (U.S. dollar hedged)		-0.92%	0.54%	3.88%
Tax-Aware Overlay B Portfolio	1	0.98%	4.96%	5.32%	2/8/2010
Return after taxes on Distributions*		0.98%	4.84%	5.06%
Return after taxes on Distributions and sale of shares*		0.55%	3.40%	4.24%
	2	1.15%	5.17%	5.49%
Return after taxes on Distributions*		1.15%	5.05%	5.23%
Return after taxes on Distributions and sale of shares*		0.65%	3.56%	4.40%
Composite Benchmark		1.67%	5.34%	6.75%
Barclays 5-Year GO Municipal Bond Index		-0.87%	-0.52%	3.04%
Tax-Aware Overlay C Portfolio	1	0.89%	4.65%	5.23%	2/8/2010
Return after taxes on Distributions*		0.89%	4.54%	4.93%
Return after taxes on Distributions and sale of shares*		0.50%	3.13%	4.13%
	2	0.98%	4.86%	5.38%
Return after taxes on Distributions*		0.98%	4.75%	5.07%
Return after taxes on Distributions and sale of shares*		0.55%	3.30%	4.26%
Composite Benchmark		1.67%	5.34%	6.75%
Barclays 5-Year GO Municipal Bond Index		-0.87%	-0.52%	3.04%
Tax-Aware Overlay N Portfolio	1	0.99%	4.67%	5.09%	2/8/2010
Return after taxes on Distributions*		0.99%	4.54%	4.77%
Return after taxes on Distributions and sale of shares*		0.56%	3.16%	4.02%
	2	1.08%	4.87%	5.26%
Return after taxes on Distributions*		1.08%	4.73%	4.94%
Return after taxes on Distributions and sale of shares*		0.61%	3.32%	4.17%
Composite Benchmark		1.67%	5.34%	6.75%
Barclays 5-Year GO Municipal Bond Index		-0.87%	-0.52%	3.04%

The current prospectus fee table shows the total operating expense ratios for Class 1 and Class 2 shares as 1.16% and 0.96% for Overlay A; 1.14% and 0.94% for Tax-Aware Overlay A; 0.87% and 0.72% for Overlay B; 0.84% and 0.69% for Tax-Aware Overlay B; 0.89% and 0.74% for Tax-Aware Overlay C; and 0.89% and 0.74% for Tax-Aware Overlay N. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total return and average annual returns are therefore the same.

The Composite Benchmark for Overlay A is 47.6% S&P 500 Index, 17% MSCI EAFE Index, 3.4% MSCI EM Index, 12% FTSE EPRA/NAREIT Developed RE, 20% Barclays U.S. Aggregate Bond Index. The Composite Benchmark for Tax Aware Overlay A is 56% S&P 500 Index, 20% MSCI EAFE Index, 4% MSCI EM Index, 20% Barclays 1-10 Year Municipal Index. The Composite Benchmark for Overlay B is 18.9% S&P 500 Index, 6.75% MSCI EAFE Index, 1.35% MSCI EM Index, 3% FTSE EPRA/NAREIT Developed RE Index, 70% Barclays U.S. Aggregate Bond Index. The Composite Benchmark for Tax Aware Overlay B, C and N is 21% S&P 500 Index, 7.5% MSCI EAFE Index, 1.5% MSCI EM Index, 70% Barclays 1-10 Year Municipal Index.

*	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

See Disclosures, Risks and Note about Historical Performance on pages 3–6.

(Historical Performance continued on next page)

2013 Annual Report	7

Historical Performance (continued from a previous page)

Overlay A Class 1 Shares	Tax-Aware Overlay B Class 1 Shares
Growth of $25,000*	Growth of $25,000*

Tax-Aware Overlay A Class 1 Shares	Tax-Aware Overlay C Class 1 Shares
Growth of $25,000*	Growth of $25,000*

Overlay B Class 1 Shares	Tax-Aware Overlay N Class 1 Shares
Growth of $25,000*	Growth of $25,000*

The Composite Benchmark for Overlay A is 47.6% S&P 500 Index, 17% MSCI EAFE Index, 3.4% MSCI EM Index, 12% FTSE EPRA/NAREIT Developed RE, 20% Barclays U.S. Aggregate Bond Index. The Composite Benchmark for Tax Aware Overlay A is 56% S&P 500 Index, 20% MSCI EAFE Index, 4% MSCI EM Index, 20% Barclays 1-10 Year Municipal Index. The Composite Benchmark for Overlay B is 18.9% S&P 500 Index, 6.75% MSCI EAFE Index, 1.35% MSCI EM Index, 3% FTSE EPRA/NAREIT Developed RE Index, 70% Barclays U.S. Aggregate Bond Index. The Composite Benchmark for Tax Aware Overlay B, C and N is 21% S&P 500 Index, 7.5% MSCI EAFE Index, 1.5% MSCI EM Index, 70% Barclays 1-10 Year Municipal Index.

*	Each chart shows the growth of $25,000 since inception to the period ended September 30, 2013.

See Disclosures, Risks and Note about Historical Performance on pages 3–6.

8	Sanford C. Bernstein Fund, Inc.

Expense Example—September 30, 2013 (Unaudited)

Fund Expenses—As a shareholder of the Fund, you incur various ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2013	ENDING ACCOUNT VALUE SEPTEMBER 30, 2013	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Overlay A
Class 1
Actual	$1,000	$1,059.60	$5.94	1.15%
Hypothetical**	$1,000	$1,019.30	$5.82	1.15%
Class 2
Actual	$1,000	$1,061.30	$4.91	0.95%
Hypothetical**	$1,000	$1,020.31	$4.81	0.95%

Tax-Aware Overlay A
Class 1
Actual	$1,000	$1,070.80	$5.87	1.13%
Hypothetical**	$1,000	$1,019.40	$5.72	1.13%
Class 2
Actual	$1,000	$1,071.60	$4.83	0.93%
Hypothetical**	$1,000	$1,020.41	$4.71	0.93%

Overlay B
Class 1
Actual	$1,000	$1,006.30	$4.28	0.85%
Hypothetical**	$1,000	$1,020.81	$4.31	0.85%
Class 2
Actual	$1,000	$1,006.30	$3.52	0.70%
Hypothetical**	$1,000	$1,021.56	$3.55	0.70%

Tax-Aware Overlay B
Class 1
Actual	$1,000	$1,009.80	$4.23	0.84%
Hypothetical**	$1,000	$1,020.86	$4.26	0.84%
Class 2
Actual	$1,000	$1,011.50	$3.48	0.69%
Hypothetical**	$1,000	$1,021.61	$3.50	0.69%

Tax-Aware Overlay C
Class 1
Actual	$1,000	$1,008.90	$4.43	0.88%
Hypothetical**	$1,000	$1,020.66	$4.46	0.88%
Class 2
Actual	$1,000	$1,009.80	$3.68	0.73%
Hypothetical**	$1,000	$1,021.41	$3.70	0.73%

Tax-Aware Overlay N
Class 1
Actual	$1,000	$1,009.90	$4.48	0.89%
Hypothetical**	$1,000	$1,020.61	$4.51	0.89%
Class 2
Actual	$1,000	$1,010.80	$3.73	0.74%
Hypothetical**	$1,000	$1,021.36	$3.75	0.74%

*	Expenses are equal to the Classes’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

2013 Annual Report	9

Portfolio Summary—September 30, 2013 (Unaudited)

PORTFOLIO BREAKDOWN*	OVERLAY A PORTFOLIO	TAX AWARE OVERLAY A PORTFOLIO
Global Equity
US	47.4%	55.8%
Developed International	20.6%	23.4%
Emerging Markets	6.5%	7.3%

Real Assets	11.7%	0.0%

Global Bond
US	0.0%	13.3%
Developed International	13.1%	0.0%

PORTFOLIO BREAKDOWN*	OVERLAY B PORTFOLIO	TAX AWARE OVERLAY B PORTFOLIO
Global Equity
US	18.7%	20.9%
Developed International	8.1%	8.9%
Emerging Markets	2.5%	2.7%

Real Assets	3.2%	0.0%

Global Bond
US	13.6%	62.8%
Developed International	49.5%	0.0%

PORTFOLIO BREAKDOWN*	TAX AWARE OVERLAY C PORTFOLIO	TAX AWARE OVERLAY N PORTFOLIO
Global Equity
US	20.9%	20.9%
Developed International	8.8%	8.8%
Emerging Markets	2.7%	2.7%

Global Bond
US	62.2%	62.7%

*	All data are as of September 30, 2013. The Fund’s portfolio breakdown includes derivative exposure and is expressed as approximate percentages of the Fund’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time, and the total of the percentages is less than 100% in light of the leveraging effect of the derivative transactions.

10	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay A Portfolio

September 30, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS–60.5%
Financials–11.8%
Capital Markets–1.0%
Affiliated Managers Group, Inc.(a)	21,730	$3,968,767
Deutsche Bank AG (REG)	33,580	1,541,363
E*Trade Financial Corp.(a)	17,530	289,245
Goldman Sachs Group, Inc. (The)	32,400	5,126,004
Lazard Ltd.–Class A	7,110	256,102
Macquarie Group Ltd.	47,020	2,106,556
Stifel Financial Corp.(a)	5,370	221,351
UBS AG(a)	138,601	2,840,687

		16,350,075

Commercial Banks–2.8%
Associated Banc-Corp	13,060	202,299
Banco do Brasil SA	113,200	1,320,317
Bangkok Bank PCL (NVDR)	49,400	309,740
Bank Hapoalim BM	88,220	446,410
Bank Mandiri Persero Tbk PT	349,000	239,653
Barclays PLC	169,950	726,311
CapitalSource, Inc.	20,580	244,490
China Construction Bank Corp.–Class H	834,000	643,818
CIT Group, Inc.(a)	184,600	9,002,942
Comerica, Inc.	6,860	269,667
Credicorp Ltd.	2,240	287,750
DGB Financial Group, Inc.	14,800	223,042
First Niagara Financial Group, Inc.	27,380	283,931
First Republic Bank/CA	5,400	251,802
Grupo Financiero Banorte SAB de CV–Class O	52,224	325,405
Grupo Financiero Santander Mexico SAB de CV (ADR)–Class B	14,020	193,756
Hang Seng Bank Ltd.	53,700	874,367
HDFC Bank Ltd. (ADR)	9,400	289,332
HSBC Holdings PLC	236,144	2,555,870
Huntington Bancshares, Inc./OH	37,000	305,620
Iberiabank Corp.	3,870	200,737
Industrial & Commercial Bank of China Ltd.– Class H	1,093,000	763,963
Itausa–Investimentos Itau SA (Preference Shares)	78,130	317,272
Kasikornbank PCL (NVDR)	49,600	277,640
KB Financial Group, Inc.	5,120	180,259
KB Financial Group, Inc. (ADR)	12,790	447,906
Komercni Banka AS	1,020	226,972
Lloyds Banking Group PLC(a)	1,283,920	1,528,699
Mitsubishi UFJ Financial Group, Inc.	309,400	1,984,602
National Australia Bank Ltd.	61,730	1,977,902
Popular, Inc.(a)	9,820	257,579
Resona Holdings, Inc.	107,900	553,959
Company	Shares	U.S. $ Value

Sberbank of Russia (Sponsored ADR)	127,041	$1,528,304
Seven Bank Ltd.	65,900	220,757
Shinhan Financial Group Co., Ltd.	2,780	113,111
Signature Bank/New York NY(a)	2,730	249,850
Societe Generale SA	36,713	1,829,012
Sumitomo Mitsui Financial Group, Inc.	33,800	1,636,780
Susquehanna Bancshares, Inc.	12,000	150,600
SVB Financial Group(a)	3,000	259,110
Webster Financial Corp.	6,440	164,413
Wells Fargo & Co.	317,100	13,102,572
Westpac Banking Corp.	7,530	230,168
Zions Bancorporation	10,780	295,588

		47,494,277

Consumer Finance–0.9%
American Express Co.(b)	106,300	8,027,776
Capital One Financial Corp.	108,000	7,423,920

		15,451,696

Diversified Financial Services–2.8%
Bank of America Corp.	813,100	11,220,780
Berkshire Hathaway, Inc.– Class B(a)	46,100	5,232,811
Citigroup, Inc.	238,300	11,559,933
IG Group Holdings PLC	93,265	873,841
ING Groep NV(a)	154,100	1,748,569
IntercontinentalExchange, Inc.(a)	52,500	9,524,550
JPMorgan Chase & Co.(b)	95,300	4,926,057
ORIX Corp.	86,900	1,420,635

		46,507,176

Insurance–3.4%
Admiral Group PLC	102,560	2,045,799
AIA Group Ltd.	452,200	2,127,859
Allianz SE	1,410	221,833
American Financial Group, Inc./OH	3,770	203,806
American International Group, Inc.	195,400	9,502,302
Aon PLC	88,000	6,550,720
Aspen Insurance Holdings Ltd.	8,410	305,199
BB Seguridade Participacoes SA	16,000	157,452
Chubb Corp. (The)	60,200	5,373,452
Everest Re Group Ltd.	48,700	7,081,467
Fidelity National Financial, Inc.–Class A	149,170	3,967,922
Genworth Financial, Inc.–Class A(a)	311,400	3,982,806
Gjensidige Forsikring ASA	39,960	603,218
Insurance Australia Group Ltd.	159,620	875,012
Lancashire Holdings Ltd.	86,648	1,077,308
Lincoln National Corp.	81,200	3,409,588
PartnerRe Ltd.	46,300	4,238,302
Prudential PLC	111,250	2,069,717
Reinsurance Group of America, Inc.–Class A	2,940	196,951
Suncorp Group Ltd.	36,951	451,895
Topdanmark A/S(a)	40,480	1,041,895
Torchmark Corp.	3,800	274,930
Tryg A/S	7,290	671,562
Unum Group	8,400	255,696
Validus Holdings Ltd.	7,630	282,157

		56,968,848

2013 Annual Report	11

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Real Estate Investment Trusts (REITs)–0.2%
BioMed Realty Trust, Inc.	9,400	$174,746
Camden Property Trust	3,060	188,006
DiamondRock Hospitality Co.	6,000	64,020
GLP J-Reit	667	744,851
LTC Properties, Inc.	5,160	195,977
Medical Properties Trust, Inc.	12,500	152,125
Mexico Real Estate Management SA de CV(a)	228,350	390,600
Mid-America Apartment Communities, Inc.	2,920	182,500
Parkway Properties, Inc./MD	13,340	237,052
Plum Creek Timber Co., Inc.	3,270	153,134
RLJ Lodging Trust	12,390	291,041
STAG Industrial, Inc.	6,810	137,017
Stockland	261,660	945,817

		3,856,886

Real Estate Management & Development–0.7%
Aeon Mall Co., Ltd.	26,500	788,828
BR Malls Participacoes SA	14,600	132,410
China Overseas Land & Investment Ltd.	86,000	254,905
Country Garden Holdings Co., Ltd.	482,000	312,109
Daito Trust Construction Co., Ltd.	8,700	870,637
Daiwa House Industry Co., Ltd.	25,000	472,273
Evergrande Real Estate Group Ltd.(a)	2,213,000	923,853
Global Logistic Properties Ltd.	1,527,000	3,515,163
Hang Lung Properties Ltd.	571,000	1,951,661
KWG Property Holding Ltd.	366,500	233,332
LPN Development PCL	81,700	53,544
Mitsubishi Estate Co., Ltd.	60,000	1,778,143
Shimao Property Holdings Ltd.	58,000	134,377
Supalai PCL	80,200	40,510

		11,461,745

		198,090,703

Consumer Discretionary–11.4%
Auto Components–0.4%
Cie Generale des Etablissements Michelin–Class B	15,064	1,670,625
Dana Holding Corp.	11,080	253,067
GKN PLC	170,390	942,687
Lear Corp.	4,240	303,457
Nokian Renkaat Oyj	14,697	747,230
Tenneco, Inc.(a)	5,260	265,630
TRW Automotive Holdings Corp.(a)	4,020	286,666
Valeo SA	16,810	1,434,812
Xingda International Holdings Ltd.	81,000	38,569

		5,942,743

Automobiles–1.3%
Ford Motor Co.	581,600	9,811,592
Honda Motor Co., Ltd.	31,400	1,200,195
Hyundai Motor Co.	840	195,983
Kia Motors Corp.	31,240	1,896,468
Mazda Motor Corp.(a)	190,000	854,115
Nissan Motor Co., Ltd.	116,200	1,172,775
Tata Motors Ltd. (Sponsored ADR)	12,400	330,088

Thor Industries, Inc.	5,390	$312,836
Toyota Motor Corp.	67,600	4,335,696
Volkswagen AG (Preference Shares)	7,120	1,678,762

		21,788,510

Distributors–0.0%
Dah Chong Hong Holdings Ltd.	193,000	157,140
LKQ Corp.(a)	13,520	430,747

		587,887

Diversified Consumer Services–0.2%
Estacio Participacoes SA	156,000	1,212,074
Grand Canyon Education, Inc.(a)	6,430	259,001
K12, Inc.(a)	7,640	235,923
Kroton Educacional SA	53,400	759,208

		2,466,206

Hotels, Restaurants & Leisure–1.7%
Ajisen China Holdings Ltd.	126,000	126,226
Chipotle Mexican Grill, Inc.–Class A(a)	8,900	3,815,430
Ctrip.com International Ltd. (ADR)(a)	5,890	344,152
DineEquity, Inc.	1,980	136,620
Galaxy Entertainment Group Ltd.(a)	195,000	1,370,270
Ladbrokes PLC	218,050	597,079
McDonald’s Corp.	43,900	4,223,619
Melco Crown Entertainment Ltd. (ADR)(a)	45,480	1,447,629
Melco International Development Ltd.	404,000	1,085,772
MGM China Holdings Ltd.	58,000	194,401
MGM Resorts International(a)	8,220	168,017
Norwegian Cruise Line Holdings Ltd.(a)	8,658	267,099
Sands China Ltd.	295,600	1,831,824
Sodexo	31,520	2,941,008
Starbucks Corp.	101,300	7,797,061
Tatts Group Ltd.	196,520	568,425
Whitbread PLC	15,155	726,964
William Hill PLC	109,181	711,890
Yum! Brands, Inc.	3,900	278,421

		28,631,907

Household Durables–0.4%
Brookfield Incorporacoes SA(a)	93,500	67,922
Even Construtora e Incorporadora SA	49,600	188,884
Meritage Homes Corp.(a)	5,950	255,553
NVR, Inc.(a)	243	223,363
PulteGroup, Inc.	302,290	4,987,785
Rossi Residencial SA(a)	44,400	63,506
Sony Corp.	44,000	944,453

		6,731,466

Internet & Catalog Retail–1.1%
Amazon.com, Inc.(a)	28,600	8,941,504
HomeAway, Inc.(a)	8,690	243,320
priceline.com, Inc.(a)	8,300	8,390,885
Shutterfly, Inc.(a)	5,624	314,269

		17,889,978

Media–3.3%
British Sky Broadcasting Group PLC	83,210	1,171,966
CBS Corp.–Class B	150,500	8,301,580
Cineplex, Inc.	6,580	244,087

12	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Comcast Corp.–Class A	127,800	$5,770,170
Gannett Co., Inc.	10,220	273,794
Liberty Global PLC–Series C(a)	13,990	1,055,266
Liberty Media Corp.(a)	33,200	4,885,380
Naspers Ltd.	30,718	2,843,929
National CineMedia, Inc.	11,690	220,473
Reed Elsevier PLC	79,460	1,071,077
Regal Entertainment Group–Class A	167,850	3,185,793
SKY Perfect JSAT Holdings, Inc.	61,600	321,072
Television Broadcasts Ltd.	46,000	290,800
Thomson Reuters Corp.	21,240	742,745
Time Warner, Inc.	119,000	7,831,390
Viacom, Inc.–Class B	117,400	9,812,292
Walt Disney Co. (The)(b)	103,600	6,681,164
Wolters Kluwer NV	46,640	1,202,490

		55,905,468

Multiline Retail–0.6%
El Puerto de Liverpool SAB de CV	14,180	160,113
Macy’s, Inc.	177,800	7,693,406
Myer Holdings Ltd.	113,920	277,607
Next PLC	10,600	885,671
SACI Falabella	15,470	148,340

		9,165,137

Specialty Retail–2.0%
Abercrombie & Fitch Co.–Class A	93,790	3,317,352
Belle International Holdings Ltd.	253,000	367,852
Cabela’s, Inc.(a)	5,300	334,059
CarMax, Inc.(a)	5,350	259,315
Children’s Place Retail Stores, Inc. (The)(a)	2,930	169,530
Chow Tai Fook Jewellery Group Ltd.	142,947	205,005
Dick’s Sporting Goods, Inc.	4,295	229,267
Five Below, Inc.(a)	5,694	249,113
GameStop Corp.–Class A	24,042	1,193,685
Home Depot, Inc. (The)	114,400	8,677,240
Lumber Liquidators Holdings, Inc.(a)	3,320	354,078
Men’s Wearhouse, Inc. (The)	8,180	278,529
Mr. Price Group Ltd.	14,680	203,207
Nitori Holdings Co., Ltd.	7,350	673,079
Office Depot, Inc.(a)	52,680	254,444
PetSmart, Inc.	41,300	3,149,538
Restoration Hardware Holdings, Inc.(a)	4,407	279,183
Sanrio Co., Ltd.	8,400	517,763
Shimamura Co., Ltd.	5,400	537,652
Sports Direct International PLC(a)	59,100	675,693
TJX Cos., Inc.	182,100	10,268,619
Tractor Supply Co.	4,880	327,790
Yamada Denki Co., Ltd.	320,400	947,688
Zhongsheng Group Holdings Ltd.	159,000	250,577

		33,720,258

Textiles, Apparel & Luxury Goods–0.4%
Alpargatas SA (Preference Shares)	10,890	70,117
Cie Financiere Richemont SA	22,140	2,218,334
Cie Financiere Richemont SA (Johannesburg)	37,200	374,149
Daphne International Holdings Ltd.	112,000	68,114

Hugo Boss AG	3,710	$479,803
Jones Group, Inc. (The)	16,580	248,866
Li & Fung Ltd.	1,212,000	1,765,407
LVMH Moet Hennessy Louis Vuitton SA	4,370	861,175
Samsonite International SA	275,600	770,509
Shenzhou International Group Holdings Ltd.	51,000	167,008
Under Armour, Inc.–Class A(a)	3,490	277,280
Yue Yuen Industrial Holdings Ltd.	56,500	156,638

		7,457,400

		190,286,960

Information Technology–8.9%
Communications Equipment–0.3%
Ciena Corp.(a)	11,030	275,530
Cisco Systems, Inc.	246,000	5,761,320
Harris Corp.	3,060	181,458

		6,218,308

Computers & Peripherals–1.9%
Apple, Inc.	26,600	12,681,550
EMC Corp./MA	339,400	8,675,064
Hewlett-Packard Co.(b)	470,700	9,875,286
Inventec Corp.	124,000	119,918
Lite-On Technology Corp.	85,423	145,607

		31,497,425

Electronic Equipment, Instruments & Components–0.2%
Anixter International, Inc.(a)	2,310	202,495
Arrow Electronics, Inc.(a)	5,680	275,650
AU Optronics Corp. (Sponsored ADR)(a)	34,090	124,429
Avnet, Inc.	6,940	289,467
Flextronics International Ltd.(a)	14,000	127,260
Innolux Corp.(a)	196,000	94,155
Insight Enterprises, Inc.(a)	9,230	174,632
Jabil Circuit, Inc.	11,310	245,201
Ju Teng International Holdings Ltd.	98,000	57,570
LG Display Co., Ltd.(a)	5,950	143,268
LG Display Co., Ltd. (ADR)(a)	70,070	835,935
TTM Technologies, Inc.(a)	20,690	201,727
Vishay Intertechnology, Inc.(a)	23,350	300,981

		3,072,770

Internet Software & Services–1.7%
Baidu, Inc. (Sponsored ADR)(a)	5,700	884,526
CoStar Group, Inc.(a)	2,345	393,726
eBay, Inc.(a)	125,300	6,990,487
Google, Inc.–Class A(a)	13,700	11,999,967
LinkedIn Corp.–Class A(a)	18,400	4,527,504
Pandora Media, Inc.(a)	11,910	299,298
Telecity Group PLC	135,794	1,824,206
Tencent Holdings Ltd.	18,300	962,371
Yelp, Inc.(a)	1,040	68,827
Zillow, Inc.(a)	1,090	91,963

		28,042,875

2013 Annual Report	13

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

IT Services–2.8%
Amdocs Ltd.	169,070	$6,194,725
Cognizant Technology Solutions Corp.– Class A(a)	151,700	12,457,604
Convergys Corp.	10,110	189,562
Fidelity National Information Services, Inc.	142,200	6,603,768
Fujitsu Ltd.(a)	290,000	1,085,537
International Business Machines Corp.	48,800	9,036,784
MAXIMUS, Inc.	5,830	262,583
Obic Co., Ltd.	22,800	737,458
Otsuka Corp.	5,500	703,779
SCSK Corp.	9,500	228,935
Sonda SA	83,500	222,667
Visa, Inc.–Class A	46,850	8,953,035

		46,676,437

Semiconductors & Semiconductor Equipment–0.5%
Advanced Semiconductor Engineering, Inc.	379,000	366,581
Atmel Corp.(a)	26,520	197,309
Cavium, Inc.(a)	6,240	257,088
Entegris, Inc.(a)	23,520	238,728
King Yuan Electronics Co., Ltd.	211,000	145,495
Kinsus Interconnect Technology Corp.	40,000	140,802
Lam Research Corp.(a)	5,320	272,331
Micron Technology, Inc.(a)	10,220	178,543
MKS Instruments, Inc.	5,580	148,372
Samsung Electronics Co., Ltd. (GDR)(c)	5,510	2,241,991
Samsung Electronics Co., Ltd. (GDR) (London)(c)	1,640	1,046,320
Samsung Electronics Co., Ltd. (Preference Shares)	90	73,360
SK Hynix, Inc.(a)	13,860	390,318
Sumco Corp.	78,600	641,318
SunEdison, Inc.(a)	16,110	128,397
Taiwan Semiconductor Manufacturing Co., Ltd.	218,000	742,320
Teradyne, Inc.(a)	10,940	180,729
Tokyo Electron Ltd.	14,100	758,569
Veeco Instruments, Inc.(a)	4,890	182,055

		8,330,626

Software–1.5%
ANSYS, Inc.(a)	95,468	8,259,891
Aspen Technology, Inc.(a)	5,650	195,208
Cadence Design Systems, Inc.(a)	16,368	220,968
Citrix Systems, Inc.(a)	65,800	4,646,138
Concur Technologies, Inc.(a)	2,520	278,460
Dassault Systemes SA	1,750	233,578
Electronic Arts, Inc.(a)	149,750	3,826,112
FireEye, Inc.(a)	2,583	107,272
Infoblox, Inc.(a)	5,750	240,465
Informatica Corp.(a)	7,270	283,312
Microsoft Corp.	141,800	4,723,358
Oracle Corp. Japan	11,300	421,547
SAP AG	7,177	530,775
ServiceNow, Inc.(a)	6,098	316,791
Tableau Software, Inc.–Class A(a)	1,125	80,145

Ultimate Software Group, Inc. (The)(a)	1,814	$267,384

		24,631,404

		148,469,845

Health Care–7.6%
Biotechnology–1.5%
Actelion Ltd.(a)	27,970	1,985,914
Biogen Idec, Inc.(a)	43,600	10,497,136
BioMarin Pharmaceutical, Inc.(a)	3,250	234,715
Celgene Corp.(a)	28,700	4,417,791
Clovis Oncology, Inc.(a)	955	58,045
Cubist Pharmaceuticals, Inc.(a)	4,365	277,396
Gilead Sciences, Inc.(a)	94,600	5,944,664
Isis Pharmaceuticals, Inc.(a)	2,326	87,318
Medivation, Inc.(a)	786	47,113
Pharmacyclics, Inc.(a)	1,510	209,014
Quintiles Transnational Holdings, Inc.(a)	4,711	211,429
Vertex Pharmaceuticals, Inc.(a)	20,400	1,546,728

		25,517,263

Health Care Equipment & Supplies–1.4%
Align Technology, Inc.(a)	4,950	238,194
Becton Dickinson and Co.	62,000	6,201,240
HeartWare International, Inc.(a)	2,260	165,455
Intuitive Surgical, Inc.(a)	23,200	8,729,464
Medtronic, Inc.	146,600	7,806,450
Sirona Dental Systems, Inc.(a)	3,470	232,247

		23,373,050

Health Care Providers & Services–1.3%
Acadia Healthcare Co., Inc.(a)	7,654	301,797
Envision Healthcare Holdings, Inc.(a)	4,402	114,584
Health Net, Inc./CA(a)	66,740	2,115,658
LifePoint Hospitals, Inc.(a)	5,820	271,387
Mednax, Inc.(a)	2,460	246,984
Patterson Cos., Inc.	90,100	3,622,020
Premier, Inc.–Class A(a)	810	25,677
Shanghai Pharmaceuticals Holding Co., Ltd.– Class H	74,400	143,820
Sonic Healthcare Ltd.	29,190	440,903
Suzuken Co., Ltd./Aichi Japan	13,900	457,825
Universal Health Services, Inc.–Class B	4,250	318,707
WellCare Health Plans, Inc.(a)	3,052	212,846
WellPoint, Inc.(b)	165,000	13,795,650

		22,067,858

Life Sciences Tools & Services–0.2%
Eurofins Scientific	9,044	2,279,136
ICON PLC(a)	7,035	287,942

		2,567,078

Pharmaceuticals–3.2%
Akorn, Inc.(a)	12,912	254,108
Allergan, Inc./United States	91,800	8,303,310
Astellas Pharma, Inc.	5,400	275,832

14	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

AstraZeneca PLC	12,650	$657,611
GlaxoSmithKline PLC	133,670	3,360,831
Jazz Pharmaceuticals PLC(a)	3,530	324,654
Johnson & Johnson	124,000	10,749,560
Merck & Co., Inc.	60,500	2,880,405
Novartis AG	40,700	3,130,570
Pfizer, Inc.	660,600	18,965,826
Richter Gedeon Nyrt	12,400	215,935
Roche Holding AG	12,450	3,359,924
Sanofi	4,780	484,103

		52,962,669

		126,487,918

Industrials–6.7%
Aerospace & Defense–1.6%
BAE Systems PLC	100,930	741,817
Boeing Co. (The)	89,000	10,457,500
European Aeronautic Defence and Space Co. NV	38,260	2,438,011
Hexcel Corp.(a)	9,690	375,972
MTU Aero Engines AG	13,930	1,300,601
Precision Castparts Corp.	37,500	8,521,500
QinetiQ Group PLC	75,900	235,312
Safran SA	15,100	930,018
TransDigm Group, Inc.	1,582	219,423
Zodiac Aerospace	7,680	1,222,554

		26,442,708

Air Freight & Logistics–0.0%
Credit Suisse/Nassau(c)	59,545	149,898
Expeditors International of Washington, Inc.	5,360	236,162

		386,060

Airlines–0.4%
Delta Air Lines, Inc.	168,400	3,972,556
Japan Airlines Co., Ltd.	17,600	1,066,453
Qantas Airways Ltd.(a)	517,610	713,546
Turk Hava Yollari	79,465	303,016

		6,055,571

Commercial Services & Supplies–0.1%
Aggreko PLC	7,771	201,658
Edenred	35,588	1,156,203
Steelcase, Inc.–Class A	12,630	209,911

		1,567,772

Construction & Engineering–0.0%
Granite Construction, Inc.	7,620	233,172
Tutor Perini Corp.(a)	10,430	222,368

		455,540

Electrical Equipment–0.4%
AMETEK, Inc.	5,364	246,851
Eaton Corp. PLC	69,200	4,763,728
General Cable Corp.	7,410	235,267
Sumitomo Electric Industries Ltd.	92,800	1,349,730

		6,595,576

Industrial Conglomerates–0.9%
Alliance Global Group, Inc.	153,400	$82,943
Bidvest Group Ltd.	7,780	195,074
Carlisle Cos., Inc.	4,150	291,704
Danaher Corp.(b)	178,800	12,394,416
Hutchison Whampoa Ltd.	77,000	924,993
SM Investments Corp.	4,463	80,053
Toshiba Corp.	227,000	1,023,022

		14,992,205

Machinery–1.1%
Actuant Corp.–Class A	6,900	267,996
Chart Industries, Inc.(a)	2,605	320,519
FANUC Corp.	2,700	447,463
IDEX Corp.	5,500	358,875
Illinois Tool Works, Inc.	102,000	7,779,540
Joy Global, Inc.	4,070	207,733
Komatsu Ltd.	51,800	1,293,392
Lincoln Electric Holdings, Inc.	5,040	335,765
Middleby Corp. (The)(a)	1,320	275,761
Parker Hannifin Corp.	66,400	7,219,008
Terex Corp.(a)	8,690	291,984
Valmont Industries, Inc.	2,130	295,879

		19,093,915

Marine–0.0%
Kirby Corp.(a)	4,220	365,241

Professional Services–0.8%
51job, Inc. (ADR)(a)	1,369	98,321
Bureau Veritas SA	97,692	3,083,640
Capita PLC	217,963	3,513,204
Intertek Group PLC	69,905	3,743,611
Robert Half International, Inc.	6,650	259,549
SGS SA	638	1,524,764
WageWorks, Inc.(a)	5,484	276,668

		12,499,757

Road & Rail–0.8%
Con-way, Inc.	7,070	304,646
East Japan Railway Co.	3,300	284,410
Genesee & Wyoming, Inc.–Class A(a)	3,257	302,803
Globaltrans Investment PLC (Sponsored GDR)(c)	10,908	158,166
Localiza Rent a Car SA	15,180	226,025
Nippon Express Co., Ltd.	242,000	1,216,022
Union Pacific Corp.(b)	65,950	10,244,673

		12,736,745

Trading Companies & Distributors–0.6%
Aircastle Ltd.	8,560	149,030
Mitsubishi Corp.	52,200	1,059,859
United Rentals, Inc.(a)	6,500	378,885
WW Grainger, Inc.	31,700	8,296,207

		9,883,981

2013 Annual Report	15

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Transportation Infrastructure–0.0%
Jiangsu Expressway Co., Ltd.–Class H	190,000	$224,397

		111,299,468

Consumer Staples–5.7%
Beverages–0.4%
Anheuser-Busch InBev NV	12,400	1,230,052
Asahi Group Holdings Ltd.	16,300	429,108
Cia Cervecerias Unidas SA	12,157	161,612
Diageo PLC	13,470	428,176
Heineken Holding NV	9,450	597,477
PepsiCo, Inc.	34,300	2,726,850
SABMiller PLC	8,600	437,417
SABMiller PLC	4,810	245,810

		6,256,502

Food & Staples Retailing–2.0%
Axfood AB	2,270	110,848
Bizim Toptan Satis Magazalari AS	3,460	44,692
Costco Wholesale Corp.	49,900	5,744,488
Jean Coutu Group PJC, Inc. (The)–Class A	12,600	222,508
Jeronimo Martins SGPS SA	79,623	1,633,974
Koninklijke Ahold NV	97,570	1,690,420
Kroger Co. (The)	283,100	11,420,254
Lawson, Inc.	4,600	360,660
Magnit OJSC (Sponsored GDR)(c)	4,950	305,663
Metro, Inc.	9,180	574,212
Olam International Ltd.	1,621,038	1,980,474
Shoprite Holdings Ltd.	4,840	79,785
Sprouts Farmers Market, Inc.(a)	370	16,424
Sugi Holdings Co., Ltd.	12,900	553,876
Tsuruha Holdings, Inc.	2,400	211,751
Wal-Mart Stores, Inc.	104,300	7,714,028
WM Morrison Supermarkets PLC	195,381	885,853

		33,549,910

Food Products–1.5%
AVI Ltd.	50,860	303,177
Campbell Soup Co.	103,100	4,197,201
ConAgra Foods, Inc.(b)	259,800	7,882,332
Dean Foods Co.(a)	13,435	259,295
Dole Food Co., Inc.(a)	9,750	132,795
Green Mountain Coffee Roasters, Inc.(a)	3,606	271,640
Gruma SAB de CV–Class B(a)	13,700	76,405
JBS SA	31,500	110,150
JM Smucker Co. (The)	49,500	5,199,480
Kraft Foods Group, Inc.	121,600	6,376,704
MHP SA (GDR)(c)	12,360	195,906
Unilever PLC	9,708	377,449

		25,382,534

Household Products–0.2%
Henkel AG & Co. KGaA	29,057	2,574,249
Kimberly-Clark de Mexico SAB de CV–Class A	26,036	76,122
LG Household & Health Care Ltd.	2,706	1,373,448

		4,023,819

Tobacco–1.6%
Altria Group, Inc.	106,500	$3,658,275
British American Tobacco PLC	98,530	5,185,564
Gudang Garam Tbk PT	29,000	87,641
Imperial Tobacco Group PLC	38,440	1,421,033
Japan Tobacco, Inc.	115,400	4,160,140
Philip Morris International, Inc.(d)	91,900	7,957,621
Reynolds American, Inc.	79,500	3,878,010

		26,348,284

		95,561,049

Energy–4.6%
Energy Equipment & Services–1.3%
Aker Solutions ASA	59,720	838,593
Bristow Group, Inc.	2,850	207,366
Eurasia Drilling Co., Ltd. (GDR)(c)	3,073	122,613
FMC Technologies, Inc.(a)	2,910	161,272
Halliburton Co.	89,000	4,285,350
Helix Energy Solutions Group, Inc.(a)	7,500	190,275
Oceaneering International, Inc.	3,529	286,696
Oil States International, Inc.(a)	1,652	170,916
Saipem SpA	43,560	946,192
Schlumberger Ltd.(b)	157,600	13,925,536
Technip SA	13,280	1,559,104

		22,693,913

Oil, Gas & Consumable Fuels–3.3%
BG Group PLC	98,850	1,887,013
Bill Barrett Corp.(a)	11,290	283,492
Chevron Corp.	29,500	3,584,250
China Petroleum & Chemical Corp.–Class H	438,800	343,962
Cimarex Energy Co.	3,490	336,436
Concho Resources, Inc.(a)	1,600	174,096
ENI SpA	75,120	1,726,871
EOG Resources, Inc.	15,400	2,606,912
Gazprom OAO (Sponsored ADR)	159,930	1,410,583
KazMunaiGas Exploration Production JSC (GDR)(c)	7,360	109,296
Kinder Morgan, Inc./DE	258,800	9,205,516
LUKOIL OAO (London) (Sponsored ADR)	10,890	692,168
Marathon Petroleum Corp.	94,700	6,091,104
Noble Energy, Inc.(b)	103,000	6,902,030
NovaTek OAO (Sponsored GDR)(c)	3,460	457,412
Oasis Petroleum, Inc.(a)	4,490	220,594
Occidental Petroleum Corp.	107,200	10,027,488
Petroleo Brasileiro SA (Sponsored ADR)	50,109	838,324
PTT PCL	21,400	216,189
Royal Dutch Shell PLC–Class B	6,440	222,198
SM Energy Co.	2,560	197,606
Statoil ASA	46,460	1,055,255
Stone Energy Corp.(a)	6,950	225,389
Valero Energy Corp.	171,300	5,849,895
Western Refining, Inc.	9,930	298,297

		54,962,376

		77,656,289

16	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Materials–2.1%
Chemicals–1.5%
Arkema SA	12,500	$1,392,947
Chemtura Corp.(a)	11,520	264,845
EMS-Chemie Holding AG	1,470	520,181
Essentra PLC	144,465	1,751,536
Givaudan SA(a)	660	964,641
Huntsman Corp.	16,360	337,180
Hyosung Corp.	2,790	186,088
Koninklijke DSM NV	14,087	1,062,676
LyondellBasell Industries NV–Class A	120,500	8,824,215
Monsanto Co.	49,200	5,135,004
Nippon Shokubai Co., Ltd.	62,000	720,520
PolyOne Corp.	11,050	339,346
Sherwin-Williams Co. (The)	20,100	3,661,818
Teijin Ltd.	331,000	765,033

		25,926,030

Construction Materials–0.1%
China National Building Material Co., Ltd.–Class H	158,000	152,030
Grasim Industries Ltd. (GDR)(c)	1,831	77,383
Holcim Ltd.(a)	14,902	1,111,059
Semen Indonesia Persero Tbk PT	78,000	87,685
West China Cement Ltd.	424,000	64,040

		1,492,197

Containers & Packaging–0.0%
Avery Dennison Corp.	5,500	239,360
Graphic Packaging Holding Co.(a)	31,140	266,558

		505,918

Metals & Mining–0.5%
BHP Billiton PLC	81,111	2,385,987
Commercial Metals Co.	15,550	263,572
Dowa Holdings Co., Ltd.	44,861	454,203
KGHM Polska Miedz SA	11,000	434,096
Korea Zinc Co., Ltd.	180	54,450
MMC Norilsk Nickel OJSC (ADR)	88,410	1,275,757
Reliance Steel & Aluminum Co.	3,250	238,128
Rio Tinto PLC	27,950	1,364,324
Steel Dynamics, Inc.	16,590	277,219
Ternium SA (Sponsored ADR)	5,720	137,394
Vale SA (Sponsored ADR)	10,400	162,344
Vale SA (Sponsored ADR) (Local Preference Shares)	37,480	532,591

		7,580,065

Paper & Forest Products–0.0%
Duratex SA	17,900	106,529

		35,610,739

Telecommunication Services–1.2%
Diversified Telecommunication Services–0.9%
AT&T, Inc.	86,600	2,928,812

Bezeq The Israeli Telecommunication Corp., Ltd.	268,918	$494,485
Nippon Telegraph & Telephone Corp.	25,200	1,311,676
Swisscom AG	2,990	1,436,771
TDC A/S	103,060	872,059
Telekomunikasi Indonesia Persero TBK PT	772,500	140,350
Telenor ASA	54,760	1,251,454
Telstra Corp., Ltd.	244,260	1,133,414
Verizon Communications, Inc.	111,900	5,221,254
Vivendi SA	53,334	1,226,856

		16,017,131

Wireless Telecommunication Services–0.3%
China Mobile Ltd.	14,000	157,712
SK Telecom Co., Ltd.	890	181,995
StarHub Ltd.	139,000	475,599
Turkcell Iletisim Hizmetleri AS(a)	32,960	193,679
Vodafone Group PLC	976,370	3,426,885

		4,435,870

		20,453,001

Utilities–0.5%
Electric Utilities–0.3%
CLP Holdings Ltd.	85,500	697,443
EDP–Energias de Portugal SA	265,430	969,692
Electricite de France SA	60,280	1,906,770
Light SA	14,900	127,265
NV Energy, Inc.	8,370	197,616
PNM Resources, Inc.	11,990	271,334
Power Assets Holdings Ltd.	81,000	724,160

		4,894,280

Gas Utilities–0.0%
Atmos Energy Corp.	6,700	285,353
Southwest Gas Corp.	4,230	211,500
UGI Corp.	6,750	264,128

		760,981

Independent Power Producers & Energy Traders–0.1%
APR Energy PLC	96,089	1,511,252
China Resources Power Holdings Co., Ltd.	38,000	90,722

		1,601,974

Multi-Utilities–0.1%
National Grid PLC	69,850	825,110

Water Utilities–0.0%
Cia de Saneamento Basico do Estado de Sao Paulo	10,500	102,522
Cia de Saneamento de Minas Gerais-COPASA	8,700	137,391

		239,913

		8,322,258

Total Common Stocks (cost $845,965,106)		1,012,238,230

2013 Annual Report	17

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES–17.1%
Funds and Investment Trusts–17.1%
iShares MSCI EAFE ETF	502,769	$32,071,634
AllianceBernstein Pooling Portfolios–Multi-Asset Real Return Portfolio+	23,114,395	195,085,495
SPDR S&P 500 ETF Trust	352,107	59,189,187

Total Investment Companies (cost $292,679,200)		286,346,316

WARRANTS–0.4%
Financials–0.2%
Commercial Banks–0.1%
Abu Dhabi Commercial Bank PJSC, Deutsche Bank AG London, expiring 2/11/19(a)	33,830	46,330
Bank of Baroda, JPMorgan Chase Bank, NA, expiring 9/29/14(a)(c)	19,180	150,371
BankMuscat SAOG, Citigroup Global Markets, expiring 10/28/14(a)	26,000	41,194
Canara Bank, Deutsche Bank AG London, expiring 1/17/17(a)	7,060	24,973
Commercial Bank of Qatar QSC (The), Deutsche Bank AG London, expiring 5/26/17(a)	9,490	177,751
First Gulf Bank PJSC, Merrill Lynch Intl & Co., expiring 8/21/15(a)	36,480	163,431
Punjab National Bank, Merrill Lynch Intl & Co., expiring 7/07/15(a)	13,430	98,770
Union Bank of India, Merrill Lynch Intl & Co., expiring 7/07/15(a)	47,470	83,144

		785,964

Consumer Finance–0.0%
Muthoot Finance Ltd., Merrill Lynch Intl & Co., expiring 5/22/18(a)	183,300	262,119
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/22/15(a)(c)	52,732	483,352

		745,471

Real Estate Management & Development–0.0%
Aldar Properties PJSC, Deutsche Bank AG London, expiring 5/15/17(a)	171,688	123,409

Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 10/01/15(a)	133,370	211,645

		335,054

Thrifts & Mortgage Finance–0.1%
Housing Development Finance Corp., Deutsche Bank AG London, expiring 1/30/17(a)(c)	119,880	1,463,435

		3,329,924

Information Technology–0.2%
IT Services–0.1%
HCL Technologies Ltd., Merrill Lynch Intl & Co., expiring 8/17/15(a)	3,180	$55,224
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 12/14/15(a)	28,020	862,822

		918,046

Semiconductors & Semiconductor Equipment–0.1%
SK Hynix, Inc., Citigroup Global Markets, expiring 1/20/15(a)(c)	38,260	1,078,282

		1,996,328

Health Care–0.0%
Pharmaceuticals–0.0%
Lupin Ltd., Merrill Lynch Intl & Co., expiring 10/20/14(a)(c)	4,716	64,470
Sun Pharmaceutical Industries Ltd., Merrill Lynch Intl & Co., expiring 2/02/15(a)	12,770	121,020
Sun Pharmaceutical Industries Ltd., Merrill Lynch Intl & Co., expiring 7/27/18(a)	12,770	120,129

		305,619

Industrials–0.0%
Airlines–0.0%
Air Arabia PJSC, Deutsche Bank AG London, expiring 7/31/17(a)	138,460	51,646

Industrial Conglomerates–0.0%
John Keells Holdings PLC, Deutsche Bank AG London, expiring 7/05/19(a)	56,840	93,871

		145,517

Energy–0.0%
Oil, Gas & Consumable Fuels–0.0%
Oil & Natural Gas Corp. Ltd., Deutsche Bank AG London, expiring 1/17/17(a)	25,836	110,537

Materials–0.0%
Chemicals–0.0%
United Phosphorus Ltd., Merrill Lynch Intl & Co., expiring 2/07/17(a)	32,610	75,450

Consumer Staples–0.0%
Food & Staples Retailing–0.0%
Olam International Ltd., expiring 1/29/18(a)	306,509	70,497

Total Warrants (cost $6,367,195)		6,033,872

18	Sanford C. Bernstein Fund, Inc.

Company	Contracts	U.S. $ Value

OPTIONS PURCHASED—PUTS–0.1%
Options on Equity Indices–0.1%
S&P 500 Index Expiration: Oct 2013, Exercise Price: $ 1,610.00(a)(e)	720	$464,400
Euro Stoxx 50 Index Expiration: Oct 2013, Exercise Price: $ 2,600.00(a)(f)	5,080	240,537
S&P 500 Index Expiration: Oct 2013, Exercise Price: $ 1,625.00(a)(e)	1,080	891,000

Total Options Purchased-Puts (premiums paid $6,855,178)		1,595,937

	Principal Amount (000)
CORPORATES—NON-INVESTMENT GRADES–0.0%
Industrial–0.0%
Consumer Non-Cyclical–0.0%
Olam International Ltd. 6.75%, 1/29/18(c) (cost $224,721)	$235	224,648

	Shares
RIGHTS–0.0%
Financials–0.0%
Commercial Banks–0.0%
Barclays PLC, expiring 10/25/13(a)	42,487	55,542

Company	Shares	U.S. $ Value

Consumer Staples–0.0%
Beverages–0.0%
Cia Cervecerias Unidas SA, expiring 10/12/13(a)	1,946	$794

Total Rights (cost $0)		56,336

SHORT-TERM INVESTMENTS–21.7%
Investment Companies–21.4%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.07%(g)+ (cost $358,072,180)	358,072,180	358,072,180

	Principal Amount (000)
U.S. Treasury Bills–0.3%
U.S. Treasury Bill Zero Coupon, 12/05/13 (cost $3,999,906)	$4,000	3,999,906

Total Short-Term Investments (cost $362,072,086)		362,072,086

Total Investments—99.8% (cost $1,514,163,486)		1,668,567,425

Other assets less liabilities—0.2%		3,844,117

Net Assets—100.0%++		$1,672,411,542

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2013	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
10 Yr Canada Govt Bond Futures	42	December 2013	$5,210,165	$5,286,035	$75,870
10 Yr Japan Govt Bond Futures	71	December 2013	103,350,190	104,100,107	749,917
Australian T-Bond 10 Yr Futures	35	December 2013	3,752,106	3,840,300	88,194
Euro STOXX 50 Futures	1,296	December 2013	50,431,422	50,477,340	45,918
FTSE 100 Index Futures	156	December 2013	16,567,097	16,237,609	(329,488)
German Euro Bobl Futures	226	December 2013	37,696,241	38,046,809	350,568
German Euro Bund Futures	145	December 2013	27,157,244	27,560,946	403,702
German Euro Buxl Futures	77	December 2013	12,874,365	13,073,271	198,906
Long Gilt Futures	143	December 2013	24,975,922	25,539,394	563,472
S&P TSX 60 Index Futures	88	December 2013	12,433,818	12,481,724	47,906
SPI 200 Futures	34	December 2013	4,177,423	4,141,657	(35,766)
TOPIX Index Futures	194	December 2013	22,848,736	23,614,731	765,995

Sold Contracts
Hang Seng Index Futures	71	October 2013	10,616,391	10,473,917	142,474

					$3,067,668

2013 Annual Report	19

Schedule of Investments (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2013	Unrealized Appreciation/ (Depreciation)

Buy Contracts
Barclays Bank PLC Wholesale:
Euro settling 11/15/13	4,772	$6,370,291	$6,456,534	$86,243
Japanese Yen settling 11/15/13	1,356,257	13,703,580	13,801,214	97,634
Swiss Franc settling 11/15/13	2,175	2,349,150	2,405,890	56,740
BNP Paribas SA:
Australian Dollar settling 11/15/13	8,231	7,611,901	7,656,637	44,736
Euro settling 11/15/13	36,193	48,388,717	48,969,262	580,545
Great British Pound settling 11/15/13	4,618	7,352,835	7,473,565	120,730
Swedish Krona settling 11/15/13	43,199	6,595,845	6,714,947	119,102
Swiss Franc settling 11/15/13	8,390	9,146,279	9,280,651	134,372
Citibank, NA:
Euro settling 11/15/13	10,131	13,437,404	13,707,280	269,876
Japanese Yen settling 11/15/13	210,163	2,141,276	2,138,610	(2,666)
Credit Suisse International:
Swiss Franc settling 11/15/13	710	785,025	785,371	346
Deutsche Bank AG London:
Great British Pound settling 11/15/13	11,263	17,493,117	18,227,535	734,418
Goldman Sachs Capital Markets LP:
Australian Dollar settling 11/15/13	19,114	17,049,688	17,780,215	730,527
Japanese Yen settling 11/15/13	150,171	1,555,032	1,528,134	(26,898)
Royal Bank of Scotland PLC:
Brazilian Real settling 10/02/13	3,108	1,397,168	1,402,337	5,169
Canadian Dollar settling 11/15/13	5,507	5,329,553	5,340,426	10,873
Euro settling 11/15/13	2,089	2,759,887	2,826,425	66,538
Great British Pound settling 11/15/13	3,133	4,846,516	5,070,307	223,791
Japanese Yen settling 11/15/13	3,023,258	31,115,002	30,764,546	(350,456)
New Zealand Dollar settling 11/15/13	4,671	3,875,122	3,867,909	(7,213)
Standard Chartered Bank:
Brazilian Real settling 10/02/13	6,688	2,989,888	3,017,643	27,755
State Street Bank & Trust Co.:
Canadian Dollar settling 11/15/13	5,469	5,296,698	5,303,574	6,876
UBS AG:
Euro settling 11/15/13	1,574	2,129,874	2,129,628	(246)
Swiss Franc settling 11/15/13	5,250	5,642,255	5,807,320	165,065

Sale Contracts
Barclays Bank PLC Wholesale:
Japanese Yen settling 11/15/13	1,096,736	11,059,764	11,160,339	(100,575)
BNP Paribas SA:
Australian Dollar settling 11/15/13	22,945	21,135,890	21,343,886	(207,996)
Euro settling 11/15/13	16,695	22,196,720	22,588,396	(391,676)
Japanese Yen settling 11/15/13	582,283	5,957,907	5,925,287	32,620
Swedish Krona settling 11/15/13	7,127	1,073,745	1,107,836	(34,091)
Swiss Franc settling 11/15/13	6,028	6,434,513	6,667,910	(233,397)

20	Sanford C. Bernstein Fund, Inc.

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2013	Unrealized Appreciation/ (Depreciation)

Brown Brothers Harriman & Co.:
Euro settling 11/15/13	1,220	$1,606,960	$1,650,665	$(43,705)
Credit Suisse International:
Norwegian Krone settling 11/15/13	17,298	2,903,977	2,871,962	32,015
South Korean Won settling 11/15/13	5,100,822	4,551,664	4,728,691	(177,027)
Swedish Krona settling 11/15/13	12,259	1,908,230	1,905,566	2,664
Deutsche Bank AG London:
Swiss Franc settling 11/15/13	873	944,063	965,674	(21,611)
Goldman Sachs Capital Markets LP:
Euro settling 11/15/13	1,966	2,623,273	2,660,005	(36,732)
Great British Pound settling 11/15/13	640	1,032,941	1,035,748	(2,807)
Japanese Yen settling 11/15/13	2,302,244	23,763,998	23,427,537	336,461
HSBC Bank USA:
Hong Kong Dollar settling 11/15/13	88,856	11,461,016	11,457,615	3,401
Morgan Stanley and Co., Inc.:
Euro settling 11/15/13	6,294	8,408,343	8,515,805	(107,462)
Royal Bank of Scotland PLC:
Brazilian Real settling 10/02/13	3,108	1,393,722	1,402,337	(8,615)
Brazilian Real settling 11/04/13	3,108	1,387,036	1,391,414	(4,378)
Euro settling 11/15/13	2,130	2,836,202	2,881,898	(45,696)
Great British Pound settling 11/15/13	17,349	26,881,442	28,076,847	(1,195,405)
Japanese Yen settling 11/15/13	233,697	2,337,912	2,378,091	(40,179)
Standard Chartered Bank:
Brazilian Real settling 10/02/13	6,688	2,869,619	3,017,642	(148,023)
Hong Kong Dollar settling 11/15/13	9,977	1,286,577	1,286,493	84
State Street Bank & Trust Co.:
Canadian Dollar settling 11/15/13	5,976	5,794,066	5,795,239	(1,173)
Swiss Franc settling 11/15/13	2,261	2,442,186	2,501,019	(58,833)
UBS AG:
Euro settling 11/15/13	7,020	9,275,351	9,498,086	(222,735)
Hong Kong Dollar settling 11/15/13	6,920	892,464	892,306	158
Swiss Franc settling 11/15/13	3,368	3,619,388	3,725,534	(106,146)

				$312,998

TOTAL RETURN SWAPS (See Note 3)
Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	MSCI AC Far East Ex Japan Index	150,622	0.41%	$52,500	11/17/14	Bank of America, NA	$(913,295)
Receive	MSCI Emerging Markets Index	42,477	0.64%	17,360	12/23/13	UBS AG	(240,994)

							$(1,154,289)

+	To obtain a copy of the fund’s financial statements, please go to the Securities Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.
++	The fund’s portfolio breakdown excludes derivative exposure and is expressed as approximate percentages of the fund’s total net assets, based on the Adviser’s internal classification.
(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $45,576,753.

2013 Annual Report	21

Schedule of Investments (continued)

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the aggregate market value of these securities amounted to $8,329,206 or 0.5% of net assets.
(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $7,360,150.
(e)	One contract relates to 100 shares.
(f)	One contract relates to 10 shares.
(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

AC—All Country

ADR—American Depositary Receipt

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

GDR—Global Depositary Receipt

JSC—Joint Stock Company

MSCI—Morgan Stanley Capital International

NVDR—Non Voting Depositary Receipt

OJSC—Open Joint Stock Company

PJSC—Public Joint Stock Company

REG—Registered Shares

REIT—Real Estate Investment Trust

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

22	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay A Portfolio

September 30, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS–72.1%
Financials–14.4%
Capital Markets–1.2%
Affiliated Managers Group, Inc.(a)	47,220	$8,624,261
Deutsche Bank AG (REG)	85,580	3,928,228
E*Trade Financial Corp.(a)	41,230	680,295
Goldman Sachs Group, Inc. (The)	85,200	13,479,492
Lazard Ltd.–Class A	16,640	599,373
Macquarie Group Ltd.	130,710	5,855,973
Stifel Financial Corp.(a)	12,570	518,135
UBS AG(a)	353,223	7,239,456

		40,925,213

Commercial Banks–3.4%
Associated Banc-Corp	30,800	477,092
Banco do Brasil SA	288,200	3,361,445
Bangkok Bank PCL (NVDR)	125,400	786,262
Bank Hapoalim BM	224,640	1,136,720
Bank Mandiri Persero Tbk PT	887,500	609,434
Barclays PLC	432,090	1,846,612
CapitalSource, Inc.	48,300	573,804
China Construction Bank Corp.–Class H	2,121,000	1,637,334
CIT Group, Inc.(a)	392,800	19,156,856
Comerica, Inc.	16,060	631,319
Credicorp Ltd.	5,690	730,937
DGB Financial Group, Inc.	37,600	566,647
First Niagara Financial Group, Inc.	64,400	667,828
First Republic Bank/CA	12,630	588,937
Grupo Financiero Banorte SAB de CV– Class O	132,764	827,246
Grupo Financiero Santander Mexico SAB de CV (ADR)–Class B	35,640	492,545
Hang Seng Bank Ltd.	150,800	2,455,392
HDFC Bank Ltd. (ADR)	23,900	735,642
HSBC Holdings PLC	601,669	6,512,077
Huntington Bancshares, Inc./OH	86,700	716,142
Iberiabank Corp.	9,070	470,461
Industrial & Commercial Bank of China Ltd.–Class H	2,779,000	1,942,409
Itausa–Investimentos Itau SA (Preference Shares)	198,588	806,430
Kasikornbank PCL (NVDR)	125,900	704,734
KB Financial Group, Inc.	13,010	458,042
KB Financial Group, Inc. (ADR)	32,590	1,141,302
Komercni Banka AS	2,600	578,556
Lloyds Banking Group PLC(a)	3,270,530	3,894,056
Mitsubishi UFJ Financial Group, Inc.	789,100	5,061,570
National Australia Bank Ltd.	157,120	5,034,310
Popular, Inc.(a)	23,040	604,339
Resona Holdings, Inc.	274,300	1,408,258
Company	Shares	U.S. $ Value

Sberbank of Russia (Sponsored ADR)	323,322	$3,889,563
Seven Bank Ltd.	167,900	562,446
Shinhan Financial Group Co., Ltd.	7,080	288,066
Signature Bank/New York NY(a)	6,390	584,813
Societe Generale SA	93,535	4,659,839
Sumitomo Mitsui Financial Group, Inc.	87,400	4,232,385
Susquehanna Bancshares, Inc.	28,170	353,533
SVB Financial Group(a)	7,010	605,454
Webster Financial Corp.	15,140	386,524
Wells Fargo & Co.	756,800	31,270,976
Westpac Banking Corp.	19,170	585,966
Zions Bancorporation	25,390	696,194

		114,730,497

Consumer Finance–1.5%
American Express Co.	238,700	18,026,624
Capital One Financial Corp.	260,800	17,927,392
Discover Financial Services	287,200	14,515,088

		50,469,104

Diversified Financial Services–3.3%
Bank of America Corp.	1,865,700	25,746,660
Berkshire Hathaway, Inc.–Class B(a)	104,500	11,861,795
Citigroup, Inc.(b)	563,100	27,315,981
IG Group Holdings PLC	237,681	2,226,939
ING Groep NV(a)	392,780	4,456,866
IntercontinentalExchange, Inc.(a)	137,600	24,963,392
JPMorgan Chase & Co.	209,400	10,823,886
ORIX Corp.	242,300	3,961,103

		111,356,622

Insurance–3.9%
Admiral Group PLC	261,420	5,214,632
AIA Group Ltd.	1,151,800	5,419,875
Allianz SE	3,590	564,809
American Financial Group, Inc./OH	8,880	480,053
American International Group, Inc.	443,500	21,567,405
Aon PLC	175,900	13,093,996
Aspen Insurance Holdings Ltd.	19,730	716,002
BB Seguridade Participacoes SA	41,000	403,470
Chubb Corp. (The)	143,600	12,817,736
Everest Re Group Ltd.	105,700	15,369,837
Fidelity National Financial, Inc.–Class A	460,320	12,244,512
Genworth Financial, Inc.–Class A(a)	695,610	8,896,852
Gjensidige Forsikring ASA	101,610	1,533,857
Insurance Australia Group Ltd.	317,460	1,740,267
Lancashire Holdings Ltd.	220,376	2,739,970
Lincoln National Corp.	136,500	5,731,635
PartnerRe Ltd.	111,000	10,160,940
Prudential PLC	283,260	5,269,826
Reinsurance Group of America, Inc.–Class A	6,890	461,561
Suncorp Group Ltd.	108,111	1,322,150
Topdanmark A/S(a)	103,090	2,653,384
Torchmark Corp.	8,930	646,086
Tryg A/S	18,550	1,708,845
Unum Group	19,670	598,755
Validus Holdings Ltd.	17,940	663,421

		132,019,876

2013 Annual Report	23

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Real Estate Investment Trusts (REITs)–0.3%
BioMed Realty Trust, Inc.	22,110	$411,025
Camden Property Trust	7,190	441,754
DiamondRock Hospitality Co.	10,800	115,236
GLP J-Reit	1,706	1,905,121
LTC Properties, Inc.	12,041	457,317
Medical Properties Trust, Inc.	29,420	358,041
Mexico Real Estate Management SA de CV(a)	581,150	994,076
Mid-America Apartment Communities, Inc.	6,860	428,750
Parkway Properties, Inc./MD	31,360	557,267
Plum Creek Timber Co., Inc.	7,730	361,996
RLJ Lodging Trust	26,160	614,498
STAG Industrial, Inc.	16,100	323,932
Stockland	666,470	2,409,074

		9,378,087

Real Estate Management & Development–0.8%
Aeon Mall Co., Ltd.	67,400	2,006,302
BR Malls Participacoes SA	37,000	335,559
China Overseas Land & Investment Ltd.	216,000	640,227
Country Garden Holdings Co., Ltd.	1,224,000	792,575
Daito Trust Construction Co., Ltd.	22,100	2,211,617
Daiwa House Industry Co., Ltd.	63,000	1,190,127
Evergrande Real Estate Group Ltd.(a)	5,632,000	2,351,170
Global Logistic Properties Ltd.	3,885,000	8,943,295
Hang Lung Properties Ltd.	1,454,000	4,969,729
KWG Property Holding Ltd.	907,000	577,442
LPN Development PCL	207,400	135,924
Mitsubishi Estate Co., Ltd.	153,000	4,534,265
Shimao Property Holdings Ltd.	147,500	341,733
Supalai PCL	203,700	102,892

		29,132,857

		488,012,256

Consumer Discretionary–13.7%
Auto Components–0.4%
Cie Generale des Etablissements Michelin–Class B	38,538	4,273,934
Dana Holding Corp.	26,050	594,982
GKN PLC	433,730	2,399,623
Lear Corp.	9,950	712,121
Nokian Renkaat Oyj	37,392	1,901,096
Tenneco, Inc.(a)	12,310	621,655
TRW Automotive Holdings Corp.(a)	9,450	673,880
Valeo SA	43,070	3,676,226
Xingda International Holdings Ltd.	206,000	98,088

		14,951,605

Automobiles–1.6%
Ford Motor Co.	1,330,500	22,445,535
Honda Motor Co., Ltd.	79,800	3,050,177
Hyundai Motor Co.	2,140	499,290
Kia Motors Corp.	79,510	4,826,767
Mazda Motor Corp.(a)	485,000	2,180,240
Nissan Motor Co., Ltd.	295,900	2,986,439
Tata Motors Ltd. (Sponsored ADR)	31,550	839,861

Thor Industries, Inc.	12,640	$733,625
Toyota Motor Corp.	172,300	11,050,894
Volkswagen AG (Preference Shares)	18,146	4,278,484

		52,891,312

Distributors–0.0%
Dah Chong Hong Holdings Ltd.	500,000	407,098
LKQ Corp.(a)	31,630	1,007,732

		1,414,830

Diversified Consumer Services–0.2%
Estacio Participacoes SA	397,200	3,086,128
Grand Canyon Education, Inc.(a)	15,040	605,811
K12, Inc.(a)	17,875	551,980
Kroton Educacional SA	136,700	1,943,517

		6,187,436

Hotels, Restaurants & Leisure–2.0%
Ajisen China Holdings Ltd.	319,000	319,572
Chipotle Mexican Grill, Inc.–Class A(a)	20,050	8,595,435
Ctrip.com International Ltd. (ADR)(a)	14,160	827,369
DineEquity, Inc.	4,650	320,850
Galaxy Entertainment Group Ltd.(a)	496,000	3,485,405
Ladbrokes PLC	555,410	1,520,861
McDonald’s Corp.	105,700	10,169,397
Melco Crown Entertainment Ltd. (ADR)(a)	117,160	3,729,203
Melco International Development Ltd.	1,028,000	2,762,807
MGM China Holdings Ltd.	147,200	493,376
MGM Resorts International(a)	19,270	393,879
Norwegian Cruise Line Holdings Ltd.(a)	20,269	625,299
Sands China Ltd.	751,600	4,657,642
Sodexo	80,290	7,491,546
Starbucks Corp.	231,800	17,841,646
Tatts Group Ltd.	499,650	1,445,214
Whitbread PLC	38,539	1,848,661
William Hill PLC	277,591	1,809,968
Yum! Brands, Inc.	9,910	707,475

		69,045,605

Household Durables–0.4%
Brookfield Incorporacoes SA(a)	237,500	172,529
Even Construtora e Incorporadora SA	126,100	480,208
Meritage Homes Corp.(a)	13,970	600,011
NVR, Inc.(a)	570	523,938
PulteGroup, Inc.	682,110	11,254,815
Rossi Residencial SA(a)	112,600	161,053
Sony Corp.	77,900	1,672,112

		14,864,666

Internet & Catalog Retail–1.2%
Amazon.com, Inc.(a)	64,500	20,165,280
HomeAway, Inc.(a)	20,320	568,960
priceline.com, Inc.(a)	19,000	19,208,050
Shutterfly, Inc.(a)	13,162	735,492

		40,677,782

Media–4.2%
British Sky Broadcasting Group PLC	211,560	2,979,704
CBS Corp.–Class B	316,100	17,436,076

24	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Cineplex, Inc.	16,740	$620,975
Comcast Corp.–Class A	362,100	16,348,815
Gannett Co., Inc.	24,030	643,764
Liberty Global PLC–Series C(a)	35,640	2,688,325
Liberty Media Corp.(a)	65,700	9,667,755
Naspers Ltd.	78,505	7,268,137
National CineMedia, Inc.	27,360	516,010
Reed Elsevier PLC	234,260	3,157,694
Regal Entertainment Group–Class A	343,790	6,525,134
SKY Perfect JSAT Holdings, Inc.	156,800	817,275
Starz–Class A(a)	65,700	1,848,141
Television Broadcasts Ltd.	116,000	733,322
Thomson Reuters Corp.	54,010	1,888,685
Time Warner Cable, Inc.–Class A	53,300	5,948,280
Time Warner, Inc.	280,000	18,426,800
Viacom, Inc.–Class B	257,600	21,530,208
Walt Disney Co. (The)	317,600	20,482,024
Wolters Kluwer NV	118,580	3,057,275

		142,584,399

Multiline Retail–0.6%
El Puerto de Liverpool SAB de CV	39,080	441,272
Macy’s, Inc.	350,000	15,144,500
Myer Holdings Ltd.	290,380	707,615
Next PLC	26,960	2,252,611
SACI Falabella	39,330	377,132

		18,923,130

Specialty Retail–2.5%
Abercrombie & Fitch Co.–Class A	219,062	7,748,223
Belle International Holdings Ltd.	642,000	933,443
Cabela’s, Inc.(a)	12,410	782,202
CarMax, Inc.(a)	12,510	606,360
Children’s Place Retail Stores, Inc. (The)(a)	6,880	398,077
Chow Tai Fook Jewellery Group Ltd.	363,543	521,368
Dick’s Sporting Goods, Inc.	10,050	536,469
Five Below, Inc.(a)	13,316	582,575
GameStop Corp.–Class A	162,510	8,068,621
Home Depot, Inc. (The)	310,000	23,513,500
Lumber Liquidators Holdings, Inc.(a)	7,760	827,604
Men’s Wearhouse, Inc. (The)	19,220	654,441
Mr. Price Group Ltd.	37,320	516,599
Nitori Holdings Co., Ltd.	18,900	1,730,775
Office Depot, Inc.(a)	123,570	596,843
PetSmart, Inc.	92,800	7,076,928
Restoration Hardware Holdings, Inc.(a)	10,298	652,378
Sanrio Co., Ltd.	21,500	1,325,228
Shimamura Co., Ltd.	13,900	1,383,955
Sports Direct International PLC(a)	150,660	1,722,502
TJX Cos., Inc.	405,900	22,888,701
Tractor Supply Co.	11,440	768,425
Yamada Denki Co., Ltd.	814,500	2,409,152
Zhongsheng Group Holdings Ltd.	404,000	636,686

		86,881,055

Textiles, Apparel & Luxury Goods–0.6%
Alpargatas SA (Preference Shares)	27,500	177,063
Cie Financiere Richemont SA	56,610	5,672,083

Cie Financiere Richemont SA (Johannesburg)	94,700	$952,470
Daphne International Holdings Ltd.	282,000	171,502
Hugo Boss AG	9,430	1,219,553
Jones Group, Inc. (The)	38,990	585,240
Li & Fung Ltd.	3,084,000	4,492,174
LVMH Moet Hennessy Louis Vuitton SA	11,100	2,187,424
Samsonite International SA	701,800	1,962,057
Shenzhou International Group Holdings Ltd.	129,000	422,431
Under Armour, Inc.–Class A(a)	8,160	648,312
Yue Yuen Industrial Holdings Ltd.	143,000	396,446

		18,886,755

		467,308,575

Information Technoloy–10.3%
Communications Equipment–0.4%
Ciena Corp.(a)	25,820	644,984
Cisco Systems, Inc.	577,800	13,532,076
Harris Corp.	7,170	425,181

		14,602,241

Computers & Peripherals–2.2%
Apple, Inc.(c)	70,200	33,467,850
EMC Corp./MA	794,700	20,312,532
Hewlett-Packard Co.	1,027,700	21,561,146
Inventec Corp.	290,000	280,453
Lite-On Technology Corp.	217,075	370,013

		75,991,994

Electronic Equipment, Instruments & Components–0.2%
Anixter International, Inc.(a)	5,430	475,994
Arrow Electronics, Inc.(a)	13,370	648,846
AU Optronics Corp. (Sponsored ADR)(a)	80,040	292,146
Avnet, Inc.	16,320	680,707
Flextronics International Ltd.(a)	32,930	299,334
Innolux Corp.(a)	498,000	239,230
Insight Enterprises, Inc.(a)	21,720	410,942
Jabil Circuit, Inc.	26,540	575,387
Ju Teng International Holdings Ltd.	246,000	144,513
LG Display Co., Ltd.(a)	14,070	338,786
LG Display Co., Ltd. (ADR)(a)	180,121	2,148,844
TTM Technologies, Inc.(a)	48,660	474,435
Vishay Intertechnology, Inc.(a)	54,910	707,790

		7,436,954

Internet Software & Services–2.0%
Baidu, Inc. (Sponsored ADR)(a)	14,516	2,252,593
CoStar Group, Inc.(a)	5,475	919,252
eBay, Inc.(a)	280,600	15,654,674
Google, Inc.–Class A(a)	33,600	29,430,576
LinkedIn Corp.–Class A(a)	39,700	9,768,582
Pandora Media, Inc.(a)	27,870	700,373
Telecity Group PLC	346,121	4,649,660
Tencent Holdings Ltd.	46,500	2,445,368
Yelp, Inc.(a)	2,430	160,817
Zillow, Inc.(a)	2,550	215,144

		66,197,039

2013 Annual Report	25

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

IT Services–3.2%
Amdocs Ltd.	312,000	$11,431,680
Cognizant Technology Solutions Corp.– Class A(a)	345,400	28,364,248
Convergys Corp.	23,700	444,375
Fidelity National Information Services, Inc.	277,100	12,868,524
Fiserv, Inc.(a)	55,130	5,570,886
Fujitsu Ltd.(a)	739,000	2,766,248
International Business Machines Corp.	112,700	20,869,786
MAXIMUS, Inc.	13,650	614,796
Obic Co., Ltd.	57,900	1,872,754
Otsuka Corp.	9,600	1,228,415
SCSK Corp.	24,100	580,772
Sonda SA	212,010	565,360
Visa, Inc.–Class A	104,100	19,893,510

		107,071,354

Semiconductors & Semiconductor Equipment–0.6%
Advanced Semiconductor Engineering, Inc.	964,000	932,413
Atmel Corp.(a)	62,070	461,801
Cavium, Inc.(a)	14,600	601,520
Entegris, Inc.(a)	55,150	559,772
King Yuan Electronics Co., Ltd.	536,000	369,600
Kinsus Interconnect Technology Corp.	94,000	330,885
Lam Research Corp.(a)	13,170	674,172
Micron Technology, Inc.(a)	24,030	419,804
MKS Instruments, Inc.	13,110	348,595
Samsung Electronics Co., Ltd.	110	139,919
Samsung Electronics Co., Ltd. (GDR)(d)	14,100	5,737,218
Samsung Electronics Co., Ltd. (GDR) (London)(d)	4,160	2,654,080
SK Hynix, Inc.(a)	35,230	992,129
Sumco Corp.	200,200	1,633,484
SunEdison, Inc.(a)	37,900	302,063
Taiwan Semiconductor Manufacturing Co., Ltd.	553,000	1,883,041
Teradyne, Inc.(a)	25,600	422,912
Tokyo Electron Ltd.	30,600	1,646,257
Veeco Instruments, Inc.(a)	11,444	426,060

		20,535,725

Software–1.7%
ANSYS, Inc.(a)	213,322	18,456,619
Aspen Technology, Inc.(a)	13,232	457,166
Cadence Design Systems, Inc.(a)	38,299	517,037
Citrix Systems, Inc.(a)	150,000	10,591,500
Concur Technologies, Inc.(a)	5,900	651,950
Dassault Systemes SA	4,460	595,290
Electronic Arts, Inc.(a)	333,410	8,518,626
FireEye, Inc.(a)	6,046	251,090
Infoblox, Inc.(a)	13,460	562,897
Informatica Corp.(a)	17,010	662,880
Microsoft Corp.	366,700	12,214,777
Oracle Corp. Japan	28,800	1,074,386
SAP AG	18,277	1,351,676
ServiceNow, Inc.(a)	14,279	741,794
Tableau Software, Inc.–Class A(a)	2,643	188,287
Ultimate Software Group, Inc. (The)(a)	4,246	625,860

		57,461,835

		349,297,142

Company	Shares	U.S. $ Value

Health Care–9.0%
Biotechnology–1.8%
Actelion Ltd.(a)	71,200	$5,055,312
Biogen Idec, Inc.(a)(c)	114,900	27,663,324
BioMarin Pharmaceutical, Inc.(a)	7,610	549,594
Celgene Corp.(a)	68,300	10,513,419
Clovis Oncology, Inc.(a)	2,184	132,743
Cubist Pharmaceuticals, Inc.(a)	10,220	649,481
Gilead Sciences, Inc.(a)	206,100	12,951,324
Isis Pharmaceuticals, Inc.(a)	5,153	193,444
Medivation, Inc.(a)	1,835	109,990
Pharmacyclics, Inc.(a)	3,540	490,007
Quintiles Transnational Holdings, Inc.(a)	11,015	494,353
Vertex Pharmaceuticals, Inc.(a)	49,800	3,775,836

		62,578,827

Health Care Equipment & Supplies–1.7%
Align Technology, Inc.(a)	11,580	557,229
Becton Dickinson and Co.	167,800	16,783,356
HeartWare International, Inc.(a)	5,295	387,647
Intuitive Surgical, Inc.(a)	54,200	20,393,834
Medtronic, Inc.	338,500	18,025,125
Sirona Dental Systems, Inc.(a)	8,120	543,472

		56,690,663

Health Care Providers & Services–1.5%
Acadia Healthcare Co., Inc.(a)	17,909	706,152
Envision Healthcare Holdings, Inc.(a)	10,307	268,291
Health Net, Inc./CA(a)	164,880	5,226,696
LifePoint Hospitals, Inc.(a)	13,690	638,365
Mednax, Inc.(a)	5,750	577,300
Patterson Cos., Inc.(c)	228,700	9,193,740
Premier, Inc.–Class A(a)	1,981	62,798
Shanghai Pharmaceuticals Holding Co., Ltd.– Class H	189,100	365,542
Sonic Healthcare Ltd.	74,250	1,121,515
Suzuken Co., Ltd./Aichi Japan	35,400	1,165,971
Universal Health Services, Inc.–Class B	9,980	748,400
WellCare Health Plans, Inc.(a)	7,128	497,107
WellPoint, Inc.(c)	381,300	31,880,493

		52,452,370

Life Sciences Tools & Services–0.2%
Eurofins Scientific	22,421	5,650,211
ICON PLC(a)	16,495	675,140

		6,325,351

Pharmaceuticals–3.8%
Akorn, Inc.(a)	30,226	594,848
Allergan, Inc./United States(c)	217,300	19,654,785
Astellas Pharma, Inc.	13,900	710,012
AstraZeneca PLC	32,190	1,673,399
GlaxoSmithKline PLC	340,730	8,566,889
Jazz Pharmaceuticals PLC(a)	8,260	759,672
Johnson & Johnson(c)	290,600	25,192,114
Merck & Co., Inc.	176,300	8,393,643
Novartis AG	103,670	7,974,107

26	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Pfizer, Inc.	1,547,700	$44,434,467
Richter Gedeon Nyrt	31,500	548,544
Roche Holding AG	31,720	8,560,384
Sanofi	12,170	1,232,539

		128,295,403

		306,342,614

Industrials–8.1%
Aerospace & Defense–1.8%
BAE Systems PLC	165,760	1,218,306
Boeing Co. (The)	186,500	21,913,750
European Aeronautic Defence and Space Co. NV	97,468	6,210,873
Hexcel Corp.(a)	22,670	879,596
MTU Aero Engines AG	17,610	1,644,192
Precision Castparts Corp.	104,500	23,746,580
QinetiQ Group PLC	192,970	598,263
Safran SA	38,430	2,366,926
TransDigm Group, Inc.	3,697	512,774
Zodiac Aerospace	19,550	3,112,101

		62,203,361

Air Freight & Logistics–0.0%
Credit Suisse/Nassau(d)	151,189	380,603
Expeditors International of Washington, Inc.	12,560	553,394

		933,997

Airlines–0.4%
Delta Air Lines, Inc.	380,100	8,966,559
Japan Airlines Co., Ltd.	44,700	2,708,548
Qantas Airways Ltd.(a)	1,165,190	1,606,261
Turk Hava Yollari	202,032	770,390

		14,051,758

Commercial Services & Supplies–0.3%
Aggreko PLC	19,781	513,318
Edenred	90,572	2,942,555
Steelcase, Inc.–Class A	29,720	493,946
Stericycle, Inc.(a)	60,187	6,945,580

		10,895,399

Construction & Engineering–0.0%
Granite Construction, Inc.	17,910	548,046
Tutor Perini Corp.(a)	24,780	528,310

		1,076,356

Electrical Equipment–0.7%
AMETEK, Inc.	12,556	577,827
Eaton Corp. PLC	270,000	18,586,800
General Cable Corp.	17,400	552,450
Sumitomo Electric Industries Ltd.	236,600	3,441,229

		23,158,306

Industrial Conglomerates–1.0%
Alliance Global Group, Inc.	453,300	245,099
Bidvest Group Ltd.	19,770	495,709
Carlisle Cos., Inc.	9,720	683,219

Danaher Corp.	385,100	$26,695,132
Hutchison Whampoa Ltd.	195,000	2,342,514
SM Investments Corp.	11,338	203,370
Toshiba Corp.	578,000	2,604,876

		33,269,919

Machinery–1.3%
Actuant Corp.–Class A	16,150	627,266
Chart Industries, Inc.(a)	6,090	749,314
FANUC Corp.	7,000	1,160,089
IDEX Corp.	12,880	840,420
Illinois Tool Works, Inc.	252,000	19,220,040
Joy Global, Inc.	9,520	485,901
Komatsu Ltd.	131,900	3,293,406
Lincoln Electric Holdings, Inc.	11,780	784,783
Middleby Corp. (The)(a)	3,080	643,443
Parker Hannifin Corp.	134,000	14,568,480
Terex Corp.(a)	20,430	686,448
Valmont Industries, Inc.	4,980	691,772

		43,751,362

Marine–0.0%
Kirby Corp.(a)	9,870	854,248

Professional Services–1.0%
51job, Inc. (ADR)(a)	3,478	249,790
Bureau Veritas SA	249,854	7,886,620
Capita PLC	554,640	8,939,882
Intertek Group PLC	178,180	9,542,044
Robert Half International, Inc.	15,570	607,697
SGS SA	1,623	3,878,827
WageWorks, Inc.(a)	12,838	647,677

		31,752,537

Road & Rail–0.9%
Con-way, Inc.	16,570	714,001
East Japan Railway Co.	16,100	1,387,573
Genesee & Wyoming, Inc.–Class A(a)	7,617	708,153
Globaltrans Investment PLC (Sponsored GDR)(d)	30,501	442,265
Localiza Rent a Car SA	38,525	573,625
Nippon Express Co., Ltd.	616,000	3,095,327
Tokyu Corp.	203,000	1,450,832
Union Pacific Corp.	149,500	23,223,330

		31,595,106

Trading Companies & Distributors–0.7%
Aircastle Ltd.	20,130	350,463
Mitsubishi Corp.	132,800	2,696,346
United Rentals, Inc.(a)	15,220	887,174
WW Grainger, Inc.	69,800	18,267,358

		22,201,341

Transportation Infrastructure–0.0%
Jiangsu Expressway Co., Ltd.–Class H	482,000	569,260

		276,312,950

2013 Annual Report	27

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Consumer Staples–6.5%
Beverages–0.4%
Anheuser-Busch InBev NV	31,540	$3,128,696
Asahi Group Holdings Ltd.	41,500	1,092,514
Cia Cervecerias Unidas SA	30,913	410,949
Diageo PLC	34,340	1,091,580
Heineken Holding NV	24,030	1,519,300
PepsiCo, Inc.	52,600	4,181,700
SABMiller PLC	21,890	1,113,378
SABMiller PLC	12,230	625,001

		13,163,118

Food & Staples Retailing–2.2%
Bizim Toptan Satis Magazalari AS	10,622	137,203
Costco Wholesale Corp.(c)	78,600	9,048,432
Jean Coutu Group PJC, Inc. (The)–Class A	32,090	566,688
Jeronimo Martins SGPS SA	201,232	4,129,559
Koninklijke Ahold NV	248,360	4,302,888
Kroger Co. (The)	669,600	27,011,664
Lawson, Inc.	11,800	925,173
Magnit OJSC (Sponsored GDR)(d)	12,590	777,433
Metro, Inc.	26,550	1,660,712
Olam International Ltd.	4,160,183	5,082,629
Shoprite Holdings Ltd.	12,300	202,759
Sprouts Farmers Market, Inc.(a)	870	38,619
Sugi Holdings Co., Ltd.	32,700	1,404,010
Tsuruha Holdings, Inc.	8,900	785,241
Wal-Mart Stores, Inc.	224,600	16,611,416
WM Morrison Supermarkets PLC	485,980	2,203,423

		74,887,849

Food Products–1.8%
AVI Ltd.	129,130	769,745
Campbell Soup Co.	172,700	7,030,617
ConAgra Foods, Inc.	508,300	15,421,822
Dean Foods Co.(a)	31,600	609,880
Dole Food Co., Inc.(a)	22,930	312,306
Green Mountain Coffee Roasters, Inc.(a)	8,446	636,237
Gruma SAB de CV–Class B(a)	28,350	158,108
JBS SA	80,200	280,445
JM Smucker Co. (The)	153,700	16,144,648
Kraft Foods Group, Inc.	274,700	14,405,268
MHP SA (GDR)(d)	31,150	493,727
Tyson Foods, Inc.–Class A(c)	149,600	4,230,688
Unilever PLC	24,781	963,492

		61,456,983

Household Products–0.3%
Henkel AG & Co. KGaA	73,933	6,549,953
Kimberly-Clark de Mexico SAB de CV–Class A	66,190	193,521
LG Household & Health Care Ltd.	6,874	3,488,943

		10,232,417

Tobacco–1.8%
Altria Group, Inc.	214,400	7,364,640
British American Tobacco PLC	251,079	13,214,109

Gudang Garam Tbk PT	74,000	$223,636
Imperial Tobacco Group PLC	97,840	3,616,905
Japan Tobacco, Inc.	293,800	10,591,414
Philip Morris International, Inc.(b)	201,200	17,421,908
Reynolds American, Inc.	182,500	8,902,350

		61,334,962

		221,075,329

Energy–5.4%
Energy Equipment & Services–1.5%
Aker Solutions ASA	152,030	2,134,817
Bristow Group, Inc.	6,690	486,764
Eurasia Drilling Co., Ltd. (GDR)(d)	7,656	305,474
FMC Technologies, Inc.(a)	6,805	377,133
Halliburton Co.	188,800	9,090,720
Helix Energy Solutions Group, Inc.(a)	17,650	447,780
Oceaneering International, Inc.	8,340	677,542
Oil States International, Inc.(a)	3,867	400,080
Saipem SpA	84,120	1,827,220
Schlumberger Ltd.(c)	372,600	32,922,936
Technip SA	33,850	3,974,071

		52,644,537

Oil, Gas & Consumable Fuels–3.9%
BG Group PLC	251,644	4,803,799
Bill Barrett Corp.(a)	26,620	668,428
Chevron Corp.	74,900	9,100,350
China Petroleum & Chemical Corp.–Class H	1,114,400	873,545
Cimarex Energy Co.	8,220	792,408
Concho Resources, Inc.(a)	3,750	408,037
ENI SpA	190,410	4,377,176
EOG Resources, Inc.	35,400	5,992,512
Gazprom OAO (Sponsored ADR)	407,170	3,591,240
KazMunaiGas Exploration Production JSC (GDR)(d)	18,690	277,547
Kinder Morgan, Inc./DE	603,800	21,477,166
LUKOIL OAO (London) (Sponsored ADR)	27,650	1,757,434
Marathon Petroleum Corp.	214,400	13,790,208
Noble Energy, Inc.(c)	252,400	16,913,324
NovaTek OAO (Sponsored GDR)(d)	8,790	1,160,437
Oasis Petroleum, Inc.(a)	10,510	516,356
Occidental Petroleum Corp.	250,900	23,469,186
Petroleo Brasileiro SA (Sponsored ADR)	127,365	2,130,816
PTT PCL	54,300	548,555
Royal Dutch Shell PLC–Class B	16,410	566,191
SM Energy Co.	5,990	462,368
Statoil ASA	118,120	2,682,883
Stone Energy Corp.(a)	16,330	529,582
Valero Energy Corp.	390,900	13,349,235
Western Refining, Inc.	23,350	701,434

		130,940,217

		183,584,754

28	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Materials–2.6%
Chemicals–1.9%
Arkema SA	31,850	$3,549,229
Chemtura Corp.(a)	27,060	622,109
EMS-Chemie Holding AG	3,750	1,326,993
Essentra PLC	367,720	4,458,346
Givaudan SA(a)	1,680	2,455,451
Huntsman Corp.	38,460	792,661
Hyosung Corp.	7,090	472,891
Koninklijke DSM NV	35,881	2,706,742
LyondellBasell Industries NV–Class A	278,100	20,365,263
Monsanto Co.	150,220	15,678,461
Nippon Shokubai Co., Ltd.	158,000	1,836,163
PolyOne Corp.	25,860	794,161
Sherwin-Williams Co. (The)	48,900	8,908,602
Teijin Ltd.	427,000	986,915

		64,953,987

Construction Materials–0.1%
China National Building Material Co., Ltd.– Class H	404,000	388,736
Grasim Industries Ltd. (GDR)(d)	4,754	200,917
Holcim Ltd.(a)	37,944	2,829,017
Semen Indonesia Persero Tbk PT	198,000	222,585
West China Cement Ltd.	1,078,000	162,818

		3,804,073

Containers & Packaging–0.0%
Avery Dennison Corp.	12,900	561,408
Graphic Packaging Holding Co.(a)	73,460	628,817

		1,190,225

Metals & Mining–0.6%
BHP Billiton PLC	206,421	6,072,147
Commercial Metals Co.	36,470	618,167
Dowa Holdings Co., Ltd.	144,000	1,457,954
KGHM Polska Miedz SA	27,950	1,102,999
Korea Zinc Co., Ltd.	470	142,175
MMC Norilsk Nickel OJSC (ADR)	225,250	3,250,357
Reliance Steel & Aluminum Co.	7,610	557,585
Rio Tinto PLC	71,100	3,470,605
Steel Dynamics, Inc.	38,910	650,186
Ternium SA (Sponsored ADR)	14,530	349,011
Vale SA (Sponsored ADR) (Local Preference Shares)	95,310	1,354,355
Vale SA (Sponsored ADR)–Class B	23,490	366,679

		19,392,220

Paper & Forest Products–0.0%
Duratex SA	45,500	270,787

		89,611,292

Telecommunication Services–1.5%
Diversified Telecommunication Services–1.1%
AT&T, Inc.	181,800	6,148,476

Bezeq The Israeli Telecommunication Corp., Ltd.	685,043	$1,259,653
Nippon Telegraph & Telephone Corp.	64,400	3,352,061
Swisscom AG	7,610	3,656,797
TDC A/S	262,050	2,217,379
Telekomunikasi Indonesia Persero TBK PT	1,965,000	357,008
Telenor ASA	139,230	3,181,882
Telstra Corp., Ltd.	736,280	3,416,483
Verizon Communications, Inc.	256,000	11,944,960
Vivendi SA	110,771	2,548,095

		38,082,794

Wireless Telecommunication Services–0.4%
China Mobile Ltd.	36,000	405,545
SK Telecom Co., Ltd.	2,270	464,191
StarHub Ltd.	354,000	1,211,237
Turkcell Iletisim Hizmetleri AS(a)	83,790	492,365
Vodafone Group PLC	2,616,900	9,184,855

		11,758,193

		49,840,987

Utilities–0.6%
Electric Utilities–0.3%
CLP Holdings Ltd.	217,500	1,774,199
EDP–Energias de Portugal SA	675,770	2,468,782
Electricite de France SA	153,260	4,847,903
Light SA	37,800	322,860
NV Energy, Inc.	19,690	464,881
PNM Resources, Inc.	28,210	638,392
Power Assets Holdings Ltd.	206,000	1,841,690

		12,358,707

Gas Utilities–0.1%
Atmos Energy Corp.	15,770	671,645
Southwest Gas Corp.	9,940	497,000
UGI Corp.	15,840	619,819

		1,788,464

Independent Power Producers & Energy Traders–0.1%
APR Energy PLC	243,475	3,829,283
China Resources Power Holdings Co., Ltd.	104,000	248,293

		4,077,576

Multi-Utilities–0.1%
National Grid PLC	181,900	2,148,712

Water Utilities–0.0%
Cia de Saneamento Basico do Estado de Sao Paulo	26,400	257,770
Cia de Saneamento de Minas Gerais-COPASA	22,200	350,584

		608,354

		20,981,813

Total Common Stocks (cost $2,003,159,457)		2,452,367,712

2013 Annual Report	29

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES–6.2%
Funds and Investment Trusts–6.2%
iShares MSCI EAFE Index Fund	969,107	$61,819,335
SPDR S&P 500 ETF Trust	895,427	150,521,279

Total Investment Companies (cost $210,262,100)		212,340,614

WARRANTS–0.5%
Financials–0.3%
Commercial Banks–0.1%
Abu Dhabi Commercial Bank PJSC, Deutsche Bank AG London, expiring 2/11/19(a)	85,990	117,763
Bank of Baroda, JPMorgan Chase Bank, NA, expiring 9/29/14(a)(d)	48,770	382,357
BankMuscat SAOG, Citigroup Global Markets, expiring 10/28/13(a)	66,000	104,570
Canara Bank, Deutsche Bank AG London, expiring 1/17/17(a)	17,920	63,389
Commercial Bank of Qatar QSC (The), Deutsche Bank AG London, expiring 5/26/17(a)	24,090	451,213
First Gulf Bank PJSC, Merrill Lynch Intl & Co., expiring 8/21/15(a)	92,770	415,610
Punjab National Bank, Merrill Lynch Intl & Co., expiring 7/07/15(a)	34,100	250,785
Union Bank of India, Merrill Lynch Intl & Co., expiring 7/07/15(a)	120,680	211,371

		1,997,058

Thrifts & Mortgage Finance–0.1%
Housing Development Finance Corp., Deutsche Bank AG London, expiring 1/30/17(a)(d)	305,160	3,725,241

Consumer Finance–0.1%
Muthoot Finance Ltd., Merrill Lynch Intl & Co., expiring 5/22/18(a)	458,289	655,353
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/22/15(a)(d)	134,096	1,229,151

		1,884,504

Real Estate Management & Development–0.0%
Aldar Properties PJSC, Deutsche Bank AG London, expiring 5/15/17(a)	436,484	313,745
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 10/01/15(a)	339,260	538,371

		852,116

		8,458,919

Information Technology–0.2%
Semiconductors & Semiconductor Equipment–0.1%
SK Hynix, Inc., Citigroup Global Markets, expiring 1/20/15(a)(d)	99,370	$2,800,544

IT Services–0.1%
HCL Technologies Ltd., Merrill Lynch Intl & Co., expiring 8/17/15(a)	8,070	140,144
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 12/14/15(a)	71,270	2,194,624

		2,334,768

		5,135,312

Health Care–0.0%
Pharmaceuticals–0.0%
Lupin Ltd., Merrill Lynch Intl & Co., expiring 10/20/14(a)(d)	11,988	163,883
Sun Pharmaceutical Industries Ltd., Merrill Lynch Intl & Co., expiring 7/27/18(a)	32,470	305,449
Sun Pharmaceutical Industries Ltd., Merrill Lynch Intl & Co., expiring 2/02/15(a)	32,470	307,715

		777,047

Industrials–0.0%
Industrial Conglomerates–0.0%
John Keells Holdings PLC, Deutsche Bank AG London, expiring 7/05/19(a)	144,480	238,609

Airlines–0.0%
Air Arabia PJSC, Deutsche Bank AG London, expiring 7/31/17(a)	351,990	131,292

		369,901

Energy–0.0%
Oil, Gas & Consumable Fuels–0.0%
Oil & Natural Gas Corp. Ltd., Deutsche Bank AG London, expiring 1/17/17(a)	65,649	280,873

Materials–0.0%
Chemicals–0.0%
United Phosphorus Ltd., Merrill Lynch Intl & Co., expiring 2/07/17(a)	82,800	191,574

30	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Consumer Staples–0.0%
Food & Staples Retailing–0.0%
Olam International Ltd., expiring 1/29/18(a)	769,529	$176,992

Total Warrants (cost $16,489,784)		15,390,618

OPTIONS PURCHASED–PUTS–0.1%
Options on Equity Indices–0.1%
Euro Stoxx 50 Index Expiration: Oct 2013, Exercise Price: EUR 2,600.00(a)(f)	10,234	484,578
S&P 500 Index Expiration: Oct 2013, Exercise Price: $1,625.00(a)(e)	2,174	1,793,550
S&P 500 Index Expiration: Oct 2013, Exercise Price: $1,610.00(a)(e)	1,449	934,605

Total Options Purchased—Puts (premium paid $13,803,951)		3,212,733

	Principal Amount (000)
CORPORATES—NON-INVESTMENT GRADES–0.0%
Industrial–0.0%
Consumer Non-Cyclical–0.0%
Olam International Ltd. 6.75%, 1/29/18(d) (cost $567,444)	$594	567,260

Company	Shares	U.S. $ Value

RIGHTS–0.0%
Financials–0.0%
Commercial Banks–0.0%
Barclays PLC, expiring 10/25/13(a)	108,022	$141,213

Consumer Staples–0.0%
Beverages–0.0%
Cia Cervecerias Unidas SA , expiring 10/12/13(a)	4,949	2,020

Total Rights (cost $0)		143,233

SHORT-TERM INVESTMENTS–20.8%
Investment Companies–20.1%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.07%(g)+ (cost $682,868,934)	682,868,934	682,868,934

	Principal Amount (000)
U.S. Treasury Bills–0.7%
U.S. Treasury Bill Zero Coupon, 11/07/13(b) (cost $24,998,715)	$25,000	24,998,715

Total Short-Term Investments (cost $707,867,649		707,867,649

Total Investments—99.7% (cost $2,952,150,385)		3,391,889,819

Other assets less liabilities—0.3%		10,041,047

Net Assets—100.0%++		$3,401,930,866

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2013	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
Euro STOXX 50 Futures	2,681	December 2013	$104,326,112	$104,421,102	$94,990
FTSE 100 Index Futures	280	December 2013	29,735,816	29,144,427	(591,389)
S&P TSX 60 Index Futures	186	December 2013	26,280,571	26,381,826	101,255
SPI 200 Futures	50	December 2013	6,143,269	6,090,672	(52,597)
TOPIX Index Futures	393	December 2013	46,277,499	47,838,090	1,560,591
U.S. Note 10 Yr (CBT) Futures	1,903	December 2013	236,143,488	240,521,360	4,377,872
U.S. T-Bond 30 Yr Futures	200	December 2013	26,032,793	26,675,000	642,207
Ultra Long U.S. T-Bond Futures	36	December 2013	4,958,237	5,115,375	157,138

Sold Contracts
Hang Seng Index Futures	154	October 2013	23,027,101	22,718,073	309,028

					$6,599,095

2013 Annual Report	31

Schedule of Investments (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2013	Unrealized Appreciation/ (Depreciation)

Buy Contracts
BNP Paribas SA:
Australian Dollar settling 11/15/13	5,823	$5,325,075	$5,416,668	$91,593
Euro settling 11/15/13	82,225	109,893,990	111,250,727	1,356,737
Swedish Krona settling 11/15/13	111,802	17,070,502	17,378,745	308,243
Swiss Franc settling 11/15/13	17,017	18,550,920	18,823,460	272,540
Brown Brothers Harriman & Co.:
Australian Dollar settling 11/15/13	3,256	2,893,868	3,028,795	134,927
Citibank, NA:
Euro settling 11/15/13	26,198	34,748,110	35,445,990	697,880
Japanese Yen settling 11/15/13	676,232	6,889,886	6,881,308	(8,578)
Credit Suisse International:
Swiss Franc settling 11/15/13	5,172	5,718,519	5,721,040	2,521
Deutsche Bank AG London:
Great British Pound settling 11/15/13	22,844	35,480,136	36,969,708	1,489,572
Goldman Sachs Capital Markets LP:
Australian Dollar settling 11/15/13	38,405	34,257,260	35,725,080	1,467,820
Royal Bank of Scotland PLC:
Brazilian Real settling 10/02/13	7,873	3,539,222	3,552,317	13,095
Euro settling 11/15/13	3,734	4,933,182	5,052,116	118,934
Great British Pound settling 11/15/13	7,987	12,355,290	12,925,804	570,514
Japanese Yen settling 11/15/13	6,066,938	62,440,184	61,736,904	(703,280)
New Zealand Dollar settling 11/15/13	9,413	7,809,147	7,794,612	(14,535)
Standard Chartered Bank:
Brazilian Real settling 10/02/13	16,997	7,598,486	7,669,088	70,602
State Street Bank & Trust Co.:
Canadian Dollar settling 11/15/13	10,612	10,277,667	10,291,010	13,343
UBS AG:
Euro settling 11/15/13	4,687	6,342,228	6,341,528	(700)
Swiss Franc settling 11/15/13	13,089	14,066,948	14,478,479	411,531

Sale Contracts
Barclays Bank PLC Wholesale:
Euro settling 11/15/13	3,991	5,327,710	5,399,838	(72,128)
BNP Paribas SA:
Australian Dollar settling 11/15/13	34,548	31,691,226	32,137,223	(445,997)
Euro settling 11/15/13	37,079	49,298,125	50,168,023	(869,898)
Japanese Yen settling 11/15/13	1,114,563	11,402,647	11,341,746	60,901
Swedish Krona settling 11/15/13	17,820	2,684,740	2,769,980	(85,240)
Swiss Franc settling 11/15/13	12,628	13,479,601	13,968,541	(488,940)
Credit Suisse International:
Norwegian Krone settling 11/15/13	44,036	7,392,736	7,311,235	81,501
South Korean Won settling 11/15/13	13,268,356	11,839,875	12,300,361	(460,486)
Swedish Krona settling 11/15/13	34,550	5,378,035	5,370,527	7,508

32	Sanford C. Bernstein Fund, Inc.

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2013	Unrealized Appreciation/ (Depreciation)

Goldman Sachs Capital Markets LP:
Euro settling 11/15/13	4,237	$5,653,514	$5,732,677	$(79,163)
Great British Pound settling 11/15/13	2,376	3,834,793	3,845,212	(10,419)
Japanese Yen settling 11/15/13	4,818,289	49,726,654	49,030,705	695,949
HSBC Bank USA:
Hong Kong Dollar settling 11/15/13	219,571	28,321,181	28,312,777	8,404
Royal Bank of Canada:
Canadian Dollar settling 11/15/13	1,237	1,201,461	1,199,584	1,877
Royal Bank of Scotland PLC:
Brazilian Real settling 10/02/13	7,873	3,530,493	3,552,317	(21,824)
Brazilian Real settling 11/04/13	7,873	3,513,556	3,524,645	(11,089)
Euro settling 11/15/13	4,574	6,090,510	6,188,639	(98,129)
Great British Pound settling 11/15/13	28,238	43,305,388	45,699,116	(2,393,728)
Standard Chartered Bank:
Brazilian Real settling 10/02/13	16,997	7,293,239	7,669,088	(375,849)
Hong Kong Dollar settling 11/15/13	51,406	6,628,682	6,628,593	89
State Street Bank & Trust Co.:
Canadian Dollar settling 11/15/13	2,493	2,414,458	2,417,592	(3,134)
Euro settling 11/15/13	2,520	3,344,292	3,409,569	(65,277)
UBS AG:
Euro settling 11/15/13	18,296	24,174,047	24,754,555	(580,508)
Swiss Franc settling 11/15/13	13,089	14,065,966	14,478,479	(412,513)

				$674,666

TOTAL RETURN SWAPS (See Note 3)
Receive/Pay Total Return on Reference Equity	Equity	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	MSCI AC Far East Ex Japan Index	305,978	0.41%	$106,650	11/17/14	Bank of America, NA	$(1,855,294)
Receive	MSCI Emerging Markets Index	83,236	1.00%	32,258	7/31/14	Deutsche Bank AG London	1,295,986

							$(559,308)

+	To obtain a copy of the fund’s financial statements, please go to the Securities Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.
++	The fund’s portfolio breakdown excludes derivative exposure and is expressed as approximate percentages of the fund’s total net assets, based on the Adviser’s internal classification.
(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $34,951,784.
(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $87,286,460.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the aggregate market value of these securities amounted to $21,298,137 or 0.6% of net assets.
(e)	One contract relates to 100 shares.
(f)	One contract relates to 10 shares.
(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

EUR—Euro

2013 Annual Report	33

Schedule of Investments (continued)

Glossary:

AC—All Country

ADR—American Depositary Receipt

CBT—Chicago Board of Trade

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

GDR—Global Depositary Receipt

JSC—Joint Stock Company

MSCI—Morgan Stanley Capital International

NVDR—Non Voting Depositary Receipt

OJSC—Open Joint Stock Company

PJSC—Public Joint Stock Company

REG—Registered Shares

REIT—Real Estate Investment Trust

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

34	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay B Portfolio

September 30, 2013

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS—TREASURIES–50.8%
Australia–2.5%
Australia Government Bond Series 122 5.25%, 3/15/19	AUD	7,940	$8,139,654
Series 128 5.75%, 7/15/22		9,610	10,292,913
Series 132 5.50%, 1/21/18		7,040	7,212,164

			25,644,731

Austria–3.1%
Austria Government Bond 1.95%, 6/18/19(a)	EUR	22,498	31,553,446

Belgium–3.4%
Belgium Government Bond Series 67 3.00%, 9/28/19(a)		14,885	21,644,809
Series 68 2.25%, 6/22/23(a)		10,160	13,361,751

			35,006,560

Denmark–1.1%
Denmark Government Bond 3.00%, 11/15/21	DKK	59,117	11,870,796

Finland–2.2%
Finland Government Bond 3.375%, 4/15/20(a)	EUR	15,300	23,234,482

France–1.3%
France Government Bond OAT 3.00%, 4/25/22		9,595	13,912,399

Germany–7.9%
Bundesobligation Series 158 1.75%, 10/09/15		15,410	21,510,374
Series 161 1.25%, 10/14/16		15,790	21,970,525
Series 167 1.00%, 10/12/18		5,145	7,024,591
Bundesrepublik Deutschland 2.50%, 7/04/44		8,608	11,396,126
3.00%, 7/04/20		12,784	19,451,507

			81,353,123

Japan–8.7%
Japan Government Ten Year Bond Series 288 1.70%, 9/20/17	JPY	4,783,300	51,570,243
Japan Government Thirty Year Bond Series 36 2.00%, 3/20/42		628,950	6,827,852
	Principal Amount (000)		U.S. $ Value

Japan Government Twenty Year Bond Series 112
2.10%, 6/20/29	JPY	585,300	$6,689,379
Series 128 1.90%, 6/20/31		410,950	4,478,475
Series 143 1.60%, 3/20/33		286,350	2,933,428
Series 144 1.50%, 3/20/33		487,350	4,909,560
Series 76 1.90%, 3/20/25		1,071,400	12,225,801

			89,634,738

Mexico–1.0%
Mexican Bonos Series M 7.75%, 11/13/42	MXN	42,273	3,432,049
Series MI10 9.50%, 12/18/14		87,240	7,118,143

			10,550,192

Netherlands–1.6%
Netherlands Government Bond 1.75%, 7/15/23(a)	EUR	1,195	1,556,692
2.25%, 7/15/22(a)		8,198	11,338,256
3.75%, 1/15/23(a)		2,604	4,029,820

			16,924,768

New Zealand–0.3%
New Zealand Government Bond Series 423 5.50%, 4/15/23	NZD	3,545	3,151,727

Norway–0.7%
Norway Government Bond Series 474 3.75%, 5/25/21	NOK	39,275	7,031,063

Poland–0.4%
Poland Government Bond Series 1021 5.75%, 10/25/21	PLN	10,500	3,676,690

United Kingdom–4.9%
United Kingdom Gilt 1.75%, 9/07/22(a)	GBP	2,940	4,457,622
2.25%, 9/07/23(a)		7,293	11,317,732
3.75%, 9/07/19(a)		10,462	18,797,296
4.25%, 6/07/32–12/07/46(a)		8,502	15,682,595

			50,255,245

United States–11.7%
U.S. Treasury Bonds 3.125%, 11/15/41	U.S.$	12,225	11,023,515
3.625%, 8/15/43		3,155	3,118,522
U.S. Treasury Notes 0.25%, 5/31/15–7/31/15		55,500	55,467,475
1.00%, 5/31/18		3,125	3,084,963
1.50%, 3/31/19(b)		10,957	10,922,759

2013 Annual Report	35

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

2.00%, 2/15/23	U.S.$	10,425	$9,928,999
4.50%, 5/15/17(b)		24,434	27,558,889

			121,105,122

Total Governments—Treasuries (cost $527,532,021)			524,905,082

		Shares
INVESTMENT COMPANIES–6.6%
Funds and Investment Trusts–6.6%
AllianceBernstein Pooling Portfolios–Multi-Asset Real Return Portfolio		3,910,770	33,006,899
iShares MSCI EAFE ETF		70,313	4,485,266
iShares MSCI Emerging Markets ETF		61,470	2,506,132
SPDR S&P 500 ETF Trust		170,677	28,690,804

Total Investment Companies (cost $69,771,375)			68,689,101

	Principal Amount (000)
CORPORATES—INVESTMENT GRADES–6.0%
Industrial–3.1%
Basic–0.1%
Air Products & Chemicals, Inc. 2.75%, 2/03/23	U.S.$	1,400	1,320,480
EI du Pont de Nemours & Co. 3.25%, 1/15/15		250	258,637

			1,579,117

Capital Goods–0.2%
General Dynamics Corp. 3.875%, 7/15/21		1,525	1,586,441

Communications—Media–0.2%
NBCUniversal Enterprise, Inc. 1.974%, 4/15/19(a)		1,850	1,796,293

Communications—Telecommunications–0.5%
AT&T, Inc. 3.00%, 2/15/22		1,775	1,664,597
Verizon Communications, Inc. 4.60%, 4/01/21		1,354	1,438,840
Vodafone Group PLC 2.50%, 9/26/22		1,930	1,713,745

			4,817,182

Consumer Cyclical—Automotive–0.2%
Toyota Motor Credit Corp. 3.30%, 1/12/22		1,785	1,775,059

Consumer Cyclical—Restaurants–0.2%
McDonald’s Corp. 1.875%, 5/29/19		1,905	1,885,289

	Principal Amount (000)		U.S. $ Value

Consumer Cyclical—Retailers–0.1%
Wal-Mart Stores, Inc. 4.25%, 4/15/21	U.S.$	1,435	$1,558,437

Consumer Non-Cyclical–0.4%
Baxter International, Inc. 2.40%, 8/15/22		1,630	1,509,980
4.25%, 3/15/20		257	277,788
GlaxoSmithKline Capital, Inc. 4.375%, 4/15/14		235	239,978
Novartis Capital Corp. 2.90%, 4/24/15		255	264,915
Philip Morris International, Inc. 2.50%, 8/22/22		1,940	1,786,271
Roche Holdings, Inc. 5.50%, 3/04/15(a)	GBP	10	17,229

			4,096,161

Energy–1.0%
BP Capital Markets PLC 3.245%, 5/06/22	U.S.$	1,885	1,819,999
CNOOC Curtis Funding No 1 Pty Ltd. 4.50%, 10/03/23(a)		497	500,823
ConocoPhillips 4.60%, 1/15/15		235	246,921
ConocoPhillips Co. 1.05%, 12/15/17		1,550	1,506,879
National Oilwell Varco, Inc. 2.60%, 12/01/22		1,512	1,404,149
Occidental Petroleum Corp. 1.50%, 2/15/18		1,712	1,684,158
Schlumberger Norge AS 4.20%, 1/15/21(a)		745	793,667
Schlumberger Oilfield UK PLC 4.20%, 1/15/21(a)		506	539,054
Shell International Finance BV 1.125%, 8/21/17		1,940	1,925,747
3.25%, 9/22/15		250	263,029

			10,684,426

Technology–0.2%
EMC Corp./MA 3.375%, 6/01/23		1,835	1,793,110
Oracle Corp. 5.75%, 4/15/18		230	267,856

			2,060,966

			31,839,371

Financial Institutions–2.1%
Banking–1.9%
BB&T Corp. 1.60%, 8/15/17		1,945	1,931,268
BNP Paribas SA 2.375%, 9/14/17		1,935	1,961,122

36	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

Citigroup, Inc. 4.50%, 1/14/22	U.S.$	2,440	$2,557,198
Goldman Sachs Group, Inc. (The) 5.75%, 1/24/22		1,830	2,028,817
HSBC Holdings PLC 4.00%, 3/30/22		1,850	1,882,390
Lloyds TSB Bank PLC 4.20%, 3/28/17		2,180	2,333,298
Murray Street Investment Trust I 4.647%, 3/09/17		182	194,102
Nordea Bank AB 3.125%, 3/20/17(a)		1,821	1,902,581
Sumitomo Mitsui Banking Corp. 3.00%, 1/18/23		934	878,227
Svenska Handelsbanken AB 2.875%, 4/04/17		1,850	1,925,565
Wells Fargo & Co. 4.125%, 8/15/23		1,815	1,777,134

			19,371,702

Finance–0.2%
General Electric Capital Corp. 2.30%, 4/27/17		2,600	2,667,431

			22,039,133

Non Corporate Sectors–0.5%
Agencies—Not Government Guaranteed–0.5%
CNOOC Finance 2013 Ltd. 1.75%, 5/09/18		456	440,843
Qtel International Finance Ltd. 3.875%, 1/31/28(a)		480	420,000
Statoil ASA 1.15%, 5/15/18		1,862	1,809,445
Temasek Financial I Ltd. 2.375%, 1/23/23(a)		2,330	2,132,505

			4,802,793

Utility–0.3%
Electric–0.2%
Duke Energy Progress, Inc. 2.80%, 5/15/22		1,900	1,826,831
Southern California Edison Co. 3.875%, 6/01/21		632	668,814

			2,495,645

Natural Gas–0.1%
GDF Suez 1.625%, 10/10/17(a)		677	674,184

			3,169,829

Total Corporates—Investment Grades (cost $62,109,142)			61,851,126

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS—SOVEREIGN AGENCIES–5.3%
Canada–0.6%
Canada Housing Trust No 1 3.35%, 12/15/20(a)	CAD	4,155	$4,218,088
4.10%, 12/15/18(a)		2,340	2,478,871

			6,696,959

Germany–1.1%
Kreditanstalt fuer Wiederaufbau 2.05%, 2/16/26		828,000	9,628,824
Landwirtschaftliche Rentenbank Series E 3.75%, 2/11/16(a)	EUR	1,201	1,752,806

			11,381,630

Japan–2.6%
Development Bank of Japan, Inc. 2.30%, 3/19/26	JPY	840,000	10,024,017
Japan Finance Organization for Municipalities 1.90%, 6/22/18		1,500,000	16,481,383

			26,505,400

Netherlands–0.6%
Fortis Bank Nederland NV Series E 3.375%, 5/19/14(a)	EUR	1,419	1,957,259
ING Bank NV Series E 3.375%, 3/03/14		2,665	3,651,913
LeasePlan Corp. NV Series E 3.25%, 5/22/14		463	638,396

			6,247,568

South Korea–0.1%
Korea Development Bank (The) 3.25%, 3/09/16	U.S.$	1,229	1,276,760

United Kingdom–0.3%
Network Rail Infrastructure Finance PLC Series E 4.40%, 3/06/16	CAD	2,760	2,846,411

Total Governments—Sovereign Agencies (cost $60,275,554)			54,954,728

AGENCIES–1.7%
Agency Debentures–1.7%
Federal Home Loan Mortgage Corp. 1.75%, 5/30/19	U.S.$	7,500	7,449,937
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		11,270	9,568,557

Total Agencies (cost $16,186,448)			17,018,494

2013 Annual Report	37

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES–1.6%
Non-Agency Fixed Rate CMBS–1.5%
Banc of America Commercial Mortgage Trust Series 2006-5, Class A1A 5.415%, 9/10/47	U.S.$	1,971	$2,162,810
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.951%, 3/15/49		1,656	1,809,835
Commercial Mortgage Pass-Through Certificates Series 2013-CR6, Class A2 2.122%, 3/10/46		3,670	3,690,475
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-CB20, Class A1A 5.746%, 2/12/51		1,596	1,788,028
ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		2,102	2,302,511
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		574	550,216
Series 2012-C4, Class A5
2.85%, 12/10/45		1,150	1,073,386
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A1A 5.91%, 5/15/43		2,069	2,254,164

			15,631,425

Non-Agency Floating Rate CMBS–0.1%
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 4/10/31(a)(c)		1,094	1,040,422

Total Commercial Mortgage-Backed Securities (cost $17,169,984)			16,671,847

INFLATION-LINKED SECURITIES–1.4%
United States–1.4%
U.S. Treasury Inflation Index 0.125%, 4/15/16 (TIPS) (cost $14,438,702)		14,074	14,443,510

LOCAL GOVERNMENTS—PROVINCIAL BONDS–0.6%
Canada–0.6%
Province of British Columbia 3.25%, 12/18/21	CAD	3,237	3,189,296
Province of Manitoba Canada 3.85%, 12/01/21		2,950	3,013,723
	Principal Amount (000)		U.S. $ Value

Province of Ontario Canada 4.25%, 12/11/13	EUR	350	$477,028

Total Local Governments—Provincial Bonds (cost $6,788,876)			6,680,047

COLLATERALIZED MORTGAGE OBLIGATIONS–0.6%
Non-Agency Fixed Rate–0.6%
JP Morgan Mortgage Trust Series 2013-1, Class 1A2 3.00%, 3/25/43(a)	U.S.$	2,957	2,824,103
Sequoia Mortgage Trust Series 2013-6, Class A1 2.50%, 5/25/43		3,647	3,260,484

Total Collateralized Mortgage Obligations (cost $6,647,200)			6,084,587

QUASI-SOVEREIGNS–0.2%
Quasi-Sovereign Bonds–0.2%
South Korea–0.2%
Korea National Oil Corp.
3.125%, 4/03/17(a) (cost $1,848,511)		1,850	1,901,696

COVERED BONDS–0.2%
Canada–0.2%
Bank of Nova Scotia 1.75%, 3/22/17(a) (cost $1,798,606)		1,800	1,832,760

	Contracts
OPTIONS PURCHASED—PUTS–0.0%
Options on Equity Indices–0.0%
Euro Stoxx 50 Index Expiration: Oct 2013, Exercise Price: EUR 2,600.00(d)(e)		1,207	57,151
S&P 500 Index Expiration: Oct 2013, Exercise Price: $1,610.00(e)(f)		160	103,200
S&P 500 Index Expiration: Oct 2013, Exercise Price: $1,625.00(e)(f)		240	198,000

Total Options Purchased–Puts (premium paid $1,575,998)			358,351

38	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–23.2%
Investment Companies–23.2%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.07%(g)+ (cost $239,791,023)	239,791,023	$239,791,023

	Principal Amount (000)		U.S. $ Value

U.S. Treasury Bills–0.9%
U.S. Treasury Bill
Zero Coupon, 12/05/13(b) (cost $8,999,789)	U.S.	$9,000	$8,999,789

Total Short-Term Investments (cost $248,790,812)			248,790,812

Total Investments—99.1% (cost $1,034,933,229)			$1,024,182,141

Other assets less liabilities—0.9%			8,799,533

Net Assets—100.0%++			$1,032,981,674

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2013	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
10 Yr Japan Govt Bond Futures	5	December 2013	$7,312,206	$7,330,993	$18,787
Euro STOXX 50 Futures	652	December 2013	25,371,363	25,394,464	23,101
FTSE 100 Index Futures	96	December 2013	10,195,137	9,992,375	(202,762)
Russell 2000 Mini Futures	41	December 2013	4,305,076	4,392,740	87,664
S&P 500 E Mini Futures	1,968	December 2013	165,511,870	164,751,120	(760,750)
S&P Mid Cap 400 E Mini Futures	44	December 2013	5,395,792	5,458,640	62,848
S&P TSX 60 Index Futures	40	December 2013	5,651,736	5,673,511	21,775
SPI 200 Futures	32	December 2013	3,931,692	3,898,030	(33,662)
TOPIX Index Futures	102	December 2013	11,988,734	12,415,993	427,259

Sold Contracts
German Euro Bobl Futures	77	December 2013	12,884,611	12,962,851	(78,240)
Hang Seng Index Futures	11	October 2013	1,644,793	1,622,719	22,074
U.S. T-Bond 30 Yr (CBT) Futures	168	December 2013	21,902,587	22,407,000	(504,413)
U.S. T-Note 2 Yr (CBT)Futures	3	December 2013	659,011	660,797	(1,786)
U.S. T-Note 5 Yr (CBT)Futures	10	December 2013	1,194,906	1,210,469	(15,563)
U.S. T-Note 10 Yr (CBT) Futures	174	December 2013	21,520,557	21,991,969	(471,412)
UK Long Gilt Futures	6	December 2013	1,057,974	1,071,583	(13,609)

					$(1,418,689)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2013	Unrealized Appreciation/ (Depreciation)

Buy Contracts
BNP Paribas SA:
Euro settling 11/15/13	6,130	$8,212,594	$8,293,913	$81,319
Swiss settling 11/15/13	1,889	2,059,275	2,089,529	30,254
Credit Suisse International:
Great British Pound settling 11/08/13	4,540	7,246,562	7,347,696	101,134
Deutsche Bank AG London:
Czech Koruny settling 10/24/13	74,871	3,870,138	3,943,611	73,473

2013 Annual Report	39

Schedule of Investments (continued)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2013	Unrealized Appreciation/ (Depreciation)

Great British Pound settling 11/15/13	2,693	$4,182,630	$4,358,230	$175,600
Swiss Franc settling 11/15/13	1,260	1,362,566	1,393,757	31,191
Goldman Sachs Capital Markets LP:
Australian Dollar settling 11/15/13	4,759	4,245,028	4,426,915	181,887
Euro settling 11/15/13	877	1,157,193	1,186,584	29,391
Japanese Yen settling 11/15/13	132,197	1,347,917	1,345,231	(2,686)
Morgan Stanley & Co., Inc.:
Euro settling 11/15/13	808	1,079,431	1,093,227	13,796
Royal Bank of Scotland PLC:
Japanese Yen settling 11/15/13	977,525	9,991,681	9,947,253	(44,428)
State Street Bank & Trust Co.:
Australian Dollar settling 10/25/13	208	193,885	194,146	261
Canadian Dollar settling 11/15/13	3,822	3,701,587	3,706,392	4,805
Czech Koruny settling 10/24/13	58,214	3,059,248	3,066,234	6,986
Danish Krone settling 10/18/13	44,009	7,887,101	7,983,781	96,680
Euro settling 11/15/13	219	293,351	296,308	2,957
UBS AG:
Great British Pound settling 11/15/13	1,976	3,055,439	3,197,870	142,431
Japanese Yen settling 10/11/13	2,196,187	22,077,110	22,343,935	266,825

Sale Contracts
Barclays Bank PLC Wholesale:
Euro settling 11/15/13	931	1,242,821	1,259,647	(16,826)
Japanese Yen settling 10/11/13	14,050,923	140,994,250	142,953,647	(1,959,397)
Polish Zloty settling 10/10/13	12,257	3,845,912	3,923,042	(77,130)
BNP Paribas SA:
Australian Dollar settling 10/25/13	27,823	25,851,064	25,917,128	(66,064)
Australian Dollar settling 11/15/13	1,948	1,786,920	1,812,068	(25,148)
Euro settling 11/15/13	877	1,163,072	1,186,584	(23,512)
Japanese Yen settling 11/15/13	106,764	1,091,446	1,086,426	5,020
Credit Suisse International:
Great British Pound settling 11/08/13	410	656,892	663,559	(6,667)
Goldman Sachs Capital Markets LP:
Canadian Dollar settling 10/17/13	16,754	15,944,301	16,258,984	(314,683)
Great British Pound settling 11/08/13	34,800	55,310,598	56,321,547	(1,010,949)
Mexican Nuevo Peso settling 11/15/13	44,261	3,428,548	3,369,049	59,499
Norwegian Krone settling 10/18/13	42,500	6,991,724	7,063,597	(71,873)
JPMorgan Chase Bank, NA:
Euro settling 11/08/13	1,424	1,925,610	1,926,514	(904)
Royal Bank of Scotland PLC:
Japanese Yen settling 11/15/13	261,731	2,591,807	2,663,364	(71,557)
Mexican Nuevo Peso settling 11/15/13	95,701	7,445,382	7,284,608	160,774
New Zealand Dollar settling 11/15/13	3,940	3,221,126	3,262,710	(41,584)
State Street Bank & Trust Co.:
Czech Koruny settling 10/24/13	138,398	7,113,861	7,289,691	(175,830)
Danish Krone settling 10/18/13	111,846	19,743,815	20,290,322	(546,507)
Euro settling 11/08/13	5,152	6,920,982	6,970,056	(49,074)
Euro settling 11/15/13	219	290,436	296,308	(5,872)

40	Sanford C. Bernstein Fund, Inc.

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2013	Unrealized Appreciation/ (Depreciation)

UBS AG:
Euro settling 11/08/13	150,141	$200,573,818	$203,136,745	$(2,562,927)
Great British Pound settling 11/08/13	755	1,217,770	1,222,351	(4,581)
Japanese Yen settling 10/11/13	546,213	5,522,019	5,557,157	(35,138)

				$(5,649,054)

TOTAL RETURN SWAPS (See Note 3)
Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)

Receive Total Return on Reference Index
Receive	MSCI AC Far East Ex Japan Index	35,575	0.41%	$12,400	11/17/14	Bank of America, NA	$(215,709)
Receive	MSCI AC World Daily TR Net Ex USA USD	139,757	0.39%	26,533	5/15/14	Deutsche Bank AG London	59,832
Receive	MSCI Emerging Markets Index	22,869	0.34%	9,347	7/31/14	Deutsche Bank AG London	(128,561)

							$(284,438)

+	To obtain a copy of the fund’s financial statements, please go to the Securities Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.
++	The fund’s portfolio breakdown excludes derivative exposure and is expressed as approximate percentages of the fund’s total net assets, based on the Adviser’s internal classification.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the aggregate market value of these securities amounted to $183,756,842 or 17.8% of net assets.
(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $9,412,547.
(c)	Variable rate coupon, rate shown as of September 30, 2013.
(d)	One contract relates to 10 shares.
(e)	Non-income producing security.
(f)	One contract relates to 100 shares.
(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

DKK—Danish Krone

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

PLN—Polish Zloty

USD—United States Dollar

Glossary:

AC—All Country

CBT—Chicago Board of Trade

CMBS—Commercial Mortgage-Backed Securities

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

OAT—Obligations Assimilables du Trésor

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TIPS—Treasury Inflation Protected Security

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

2013 Annual Report	41

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay B Portfolio

September 30, 2013

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–66.7%
Long-Term Municipal Bonds–64.9%
Alabama–0.5%
Alabama Pub Sch & Clg Auth Series 2010A 5.00%, 5/01/19	$3,255	$3,777,232
Birmingham AL Wtrwks Brd Series 2010A 5.00%, 1/01/24	3,650	4,094,205

		7,871,437

Arizona–3.7%
Maricopa Cnty AZ CCD GO 4.00%, 7/01/16	8,440	9,145,162
Phoenix AZ Civic Impt Corp. (Phoenix AZ Civic Impt Airport) Series 2010C 5.00%, 7/01/24	5,305	5,809,134
Pima Cnty AZ Swr Series 2011B 5.00%, 7/01/23–7/01/24	6,585	7,448,287
AGM 5.00%, 7/01/18–7/01/19	10,035	11,567,808
Salt River Proj Agric Impt & Pwr Dist AZ Series 2011A 5.00%, 12/01/24	23,120	26,697,589

		60,667,980

California–1.2%
California Dept Wtr Res Pwr Series 2010L 5.00%, 5/01/17	7,675	8,789,180
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21	7,255	8,502,497
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport)
Series 200632F 5.25%, 5/01/18	680	792,730
Series 2009C-2 5.00%, 5/01/25	1,025	1,133,425
Series 2010C 5.00%, 5/01/19	730	850,903

		20,068,735

Colorado–1.7%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series 2010A 5.00%, 11/15/23	300	339,828
	Principal Amount (000)	U.S. $ Value

Series 2011A
5.25%, 11/15/18	$13,135	$15,138,876
5.50%, 11/15/19	4,375	5,069,312
Denver CO Urban Renewal Auth (Stapleton) Series 2010B-1 5.00%, 12/01/20	2,875	3,050,174
Plaza Met District #1 Co. 5.00%, 12/01/19	1,000	1,069,280
Regional Trnsp Dist CO (Denver Transit Partners)
5.00%, 7/15/20	2,000	2,137,280
5.125%, 1/15/23	2,000	2,056,920

		28,861,670

District of Columbia–0.7%
Metro Washington Arpt Auth VA Series 2010B 5.00%, 10/01/17–10/01/18	9,895	11,259,053

Florida–8.2%
Broward Cnty FL Half-cent Sales Tax Series 2010A 5.00%, 10/01/18–10/01/20	8,235	9,626,219
Broward Cnty FL Sch Brd COP Series A 5.00%, 7/01/20	7,250	8,324,595
Citizens Ppty Ins Corp. FL 5.25%, 6/01/17	2,855	3,206,708
Series 2010A-1 5.00%, 6/01/16	5,375	5,914,220
Series 2012A 5.00%, 6/01/22	7,660	8,572,459
Series 2012A-1 5.00%, 6/01/21	10,490	11,831,881
NPFGC Series 2007A 5.00%, 3/01/15	80	84,705
Florida Brd of Ed GO (Florida GO) Series 2013A 5.00%, 6/01/16	22,515	25,024,972
Florida Brd of Ed Lottery Series 2010C 5.00%, 7/01/16	300	333,525
Series 2010D 5.00%, 7/01/16	2,170	2,412,498
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/16	5,430	6,025,834
Greater Orlando Aviation FL (Greater Orlando Intl Airport) Series 2010B 5.00%, 10/01/13	1,535	1,535,000
Jacksonville FL Sales Tax 5.00%, 10/01/21	2,500	2,813,325
Jacksonville FL Spl Rev Appropriation Series 2010A-1 5.00%, 10/01/18–10/01/19	15,170	17,642,220

42	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value

Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) Series 2011A 5.625%, 10/01/26	$2,470	$2,720,977
AGM Series 2010A 5.50%, 10/01/18–10/01/19	7,425	8,558,211
Martin Cnty FL IDA (Indiantown Cogen LP Proj) 4.20%, 12/15/25	2,640	2,230,800
Miami-Dade Cnty FL Sch Brd COP Series 2011A 5.00%, 5/01/31	6,675	6,846,080
Orange Cnty FL Sales Tax 4.00%, 10/01/15	4,910	5,259,788
5.00%, 10/01/16	2,650	2,967,788
Seminole Tribe of FL (Seminole Tribe of FL Gaming) 5.125%, 10/01/17(a)	1,775	1,839,450
Tampa FL Solid Wst Sys AGM 4.00%, 10/01/13	1,070	1,070,000

		134,841,255

Georgia–0.7%
Georgia Mun Elec Auth Series 2011A 5.00%, 1/01/20–1/01/21	8,880	10,251,542
Richmond Cnty GA Brd of ED GO 5.00%, 10/01/15	1,615	1,762,773

		12,014,315

Hawaii–1.1%
Honolulu HI City & Cnty GO Series 2011A 5.00%, 8/01/24	5,800	6,642,914
Series 2011B 5.00%, 8/01/24–8/01/25	10,205	11,613,757

		18,256,671

Illinois–6.6%
Chicago IL GO Series 2009C 5.00%, 1/01/23	1,785	1,830,357
NPFGC Series 2007C 5.00%, 1/01/19	3,915	4,155,655
Chicago IL O’Hare Intl Arpt (O’Hare Intl Arpt) Series 2010D 5.25%, 1/01/19	2,285	2,606,454
Series 2011A 5.00%, 1/01/18-1/01/19	6,670	7,525,198
Series 2011B 5.00%, 1/01/18–1/01/21	6,700	7,558,105
NPFGC Series 2005B 5.25%, 1/01/18	2,450	2,795,989
Chicago IL Transit Auth Fed Hwy Grant (Chicago IL Fed Hwy Grant) AGC 5.00%, 6/01/21	4,685	4,995,756
	Principal Amount (000)	U.S. $ Value

Illinois Finance Auth (Illinois Institute of Technology) 5.00%, 4/01/20	$1,730	$1,723,357
Illinois Finance Auth (Illinois Unemployment) Series 2012A 5.00%, 6/15/14–6/15/16	28,080	30,340,491
Series 2012B 5.00%, 6/15/19	6,105	6,536,990
Illinois Finance Auth (Park Place of Elmhurst) 6.25%, 8/15/15	1,290	1,292,657
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	375	375,641
Illinois GO 5.00%, 8/01/18	9,425	10,417,641
Series 2010 5.00%, 1/01/18	160	176,142
AMBAC 5.00%, 11/01/15	6,905	7,435,856
NPFGC Series 2001 5.375%, 4/01/16	3,540	3,870,955
Illinois Sales Tax 4.00%, 6/15/16	3,300	3,572,250
5.00%, 6/15/18	9,655	11,197,096

		108,406,590

Kentucky–0.1%
Kentucky Prop & Bldg Comm (Kentucky Lease Prop & Bldg) Series 2010A 4.00%, 11/01/13	1,830	1,835,636

Louisiana–1.1%
Louisiana Gas & Fuels Tax Series 2005A 5.00%, 5/01/35 (Pre-refunded/ETM)	6,760	7,261,930
Orleans Parish LA Par SD GO AGM 5.00%, 9/01/17–9/01/19	9,705	10,919,317

		18,181,247

Maryland–0.3%
Anne Arundel Cnty MD GO 5.00%, 4/01/16	4,315	4,790,038

Massachusetts–4.3%
Massachusetts Bay Trnsp Auth (Massachusetts Bay Trnsp Auth Sales Tax) Series 2004B 5.25%, 7/01/21	5,030	6,080,918
Massachusetts Dev Fin Agy (Emerson College) Series 2010A 5.00%, 1/01/17–1/01/18	4,615	4,923,186
Massachusetts DOT Met Hwy Sys Series 2010B 5.00%, 1/01/18–1/01/20	7,985	9,151,187

2013 Annual Report	43

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts GO Series 2011A 5.00%, 4/01/25	$8,750	$9,948,225
Series 2013B 5.00%, 8/01/17	32,490	37,292,022
Massachusetts Wtr Poll Abatmnt (Massachusetts SRF) Series 2004A 5.25%, 2/01/16	2,695	2,989,537

		70,385,075

Michigan–2.4%
Detroit MI Wtr Supply Sys Series 2011C 5.25%, 7/01/24–7/01/25	9,390	9,387,172
Michigan Finance Auth (Michigan Unemployment) Series 2012B 5.00%, 7/01/22	17,180	18,630,851
Wayne Cnty MI Arpt Auth (Detroit Metro Wayne Cnty Arpt) Series 2010A 4.00%, 12/01/13	7,590	7,634,174
Series 2010C 5.00%, 12/01/13	3,410	3,435,950

		39,088,147

Minnesota–0.2%
Minneapolis MN GO 2.00%, 12/01/14	3,095	3,158,478

Mississippi–1.2%
Mississippi Dev Bank (Mississippi Lease Dept of Corrections) Series 2010C 5.00%, 8/01/22–8/01/23	11,105	12,375,706
Series 2010D 5.00%, 8/01/23	7,530	8,364,851

		20,740,557

Missouri–1.5%
Bi-State Dev Agy MO Series 2010B 4.00%, 10/15/13 (Pre-refunded/ETM)	18,620	18,643,647
St. Louis MO Arpt (Lambert- St. Louis Intl Arpt) NPFGC-RE 5.50%, 7/01/16	5,980	6,684,145

		25,327,792

Nebraska–0.4%
Omaha NE Pub Pwr Dist Elec Series 2011B 5.00%, 2/01/24	6,420	7,358,732

	Principal Amount (000)	U.S. $ Value

Nevada–0.8%
Clark Cnty NV Arpt (McCarran Airport) Series 2010D 5.00%, 7/01/21–7/01/22	$1,010	$1,127,298
Clark Cnty NV SD GO NPFGC Series 2006C 5.00%, 6/15/21	4,285	4,680,206
NPFGC-RE Series 2005A 5.00%, 6/15/18	210	225,777
NPFGC-RE Series 2005B 5.00%, 6/15/20	6,875	7,374,469

		13,407,750

New Jersey–2.4%
New Jersey EDA (New Jersey Lease Sch Fac) Series 2008W 5.00%, 3/01/17	1,510	1,697,965
Series 2010DD-1 5.00%, 12/15/17	4,685	5,374,632
Series 2011EE 5.00%, 9/01/18	4,940	5,662,228
5.25%, 9/01/19	2,630	3,050,142
AMBAC Series 2005K 5.50%, 12/15/19	1,880	2,217,366
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) Series 2013A 5.00%, 6/15/18	7,500	8,584,050
New Jersey Turnpike Auth (New Jersey Turnpike) AGM Series 2005D-3 5.25%, 1/01/26	11,070	12,617,586

		39,203,969

New Mexico–0.3%
New Mexico Severance Tax Series 2013A 5.00%, 7/01/15(b)	4,535	4,900,566

New York–4.9%
Metropolitan Trnsp Auth NY Series 2012D 5.00%, 11/15/20–11/15/26	17,500	20,010,544
Series 2012F 5.00%, 11/15/22–11/15/23	13,835	15,710,964
New York NY GO Series 2010B 5.00%, 8/01/17	6,250	7,151,000
Series 2013B 5.00%, 8/01/19	3,860	4,507,785
Series 2013H 5.00%, 8/01/25	2,510	2,872,344
New York NY Trnsl Fin Auth Series 2012B 5.00%, 11/01/22	8,495	10,081,101

44	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value

New York St Dormitory Auth (New York St Pers Income Tax) 5.00%, 12/15/21 (Pre-refunded/ETM)	$5	$6,008
Series 2012A 5.00%, 12/15/21–12/15/22	16,005	19,001,490
New York St Thruway Auth (New York St Thruway Auth Ded Tax) Series 2007B 5.00%, 4/01/15	1,240	1,325,672

		80,666,908

Ohio–0.5%
Cleveland OH COP Series 2010A 5.00%, 11/15/17	3,000	3,362,730
Ohio Major New Infra Proj (Ohio Fed Hwy Grant) Series 20121 4.00%, 12/15/15–12/15/16	3,930	4,283,660

		7,646,390

Oregon–0.4%
Oregon Dept of Admin Svc (Oregon Lottery) Series 2011A 5.25%, 4/01/26	5,930	6,802,422

Pennsylvania–4.9%
Delaware Riv Port Auth PA & NJ 5.00%, 1/01/21	2,655	2,834,159
Montgomery Cnty PA IDA (New Regional Medical Ctr) 5.00%, 2/01/16–8/01/18	6,345	7,040,405
Pennsylvania Econ Dev Fin Auth (Pennsylvania Unemployment) 5.00%, 7/01/22–7/01/23	8,415	9,144,156
Series 2012A 5.00%, 7/01/16	18,710	20,936,490
Pennsylvania GO Series 2009-2 5.00%, 4/15/16	5,190	5,752,181
Series 2010A 5.00%, 7/15/15	5,990	6,483,576
Pennsylvania Intergov Coop Auth Series 2010 5.00%, 6/15/16–6/15/17	7,000	7,934,330
Pennsylvania Pub Sch Bldg Auth (Philadelphia PA SD Lease) 5.00%, 4/01/26	1,110	1,171,272
Pennsylvania Turnpike Comm Series 2011E 5.00%, 12/01/25–12/01/26	13,665	14,816,994
Philadelphia PA GO 5.25%, 8/01/17	2,285	2,586,140
Philadelphia PA Wtr & Wstwtr AGM Series 2010A 5.00%, 6/15/19	2,500	2,890,400

		81,590,103

	Principal Amount (000)	U.S. $ Value

Puerto Rico–2.4%
Puerto Rico Elec Pwr Auth Series 2008W 5.50%, 7/01/17	$3,240	$3,020,425
Series 2010AAA 5.25%, 7/01/21	8,775	7,231,829
Series 2010ZZ 5.00%, 7/01/17	4,525	4,187,435
5.25%, 7/01/19	4,000	3,401,920
Puerto Rico GO 6.00%, 7/01/14	6,210	6,234,405
Series 2007A 5.25%, 7/01/14	1,760	1,756,797
FGIC Series 2002A 5.50%, 7/01/18	2,450	2,195,690
XLCA Series 2001A 5.50%, 7/01/17	1,010	929,230
Puerto Rico Hwy & Trnsp Auth Series 2003AA 5.50%, 7/01/17 (Pre-refunded/ETM)	825	964,079
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) NPFGC Series 2003AA 5.50%, 7/01/17	555	544,671
Puerto Rico Infra Fin Auth Series 2011C 3.00%, 12/15/26	6,200	6,210,850
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series 2012U 5.00%, 7/01/20	2,760	2,283,845

		38,961,176

Texas–5.4%
Austin TX Wtr & Wstwtr Sys 5.00%, 11/15/25–11/15/26	11,990	13,441,234
Fort Bend TX ISD GO Series 2010 5.00%, 8/15/21	5,205	6,056,902
Hurst-Euless-Bedford TX ISD GO 5.00%, 8/15/20–8/15/24	10,525	12,339,365
San Antonio TX Elec & Gas Series 2012B 2.00%, 12/01/27	1,765	1,813,732
San Antonio TX GO Series 2010 5.00%, 2/01/23	650	740,863
Texas A & M Univ Series 2005B 5.00%, 5/15/15	2,985	3,209,562
Series 2013B 4.00%, 5/15/15	12,105	12,820,648
5.00%, 5/15/16	11,065	12,314,792
Texas PFA (Texas Workforce Commission) Series 2010B 5.00%, 1/01/20	14,685	14,735,516

2013 Annual Report	45

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

Univ of Texas Series 2010A 5.00%, 8/15/22	$9,755	$11,312,581

		88,785,195

Virginia–1.1%
Arlington Cnty VA GO Series 2013A 4.00%, 8/01/15	4,600	4,903,002
Virginia College Bldg Auth Series 2012-2 5.00%, 9/01/16	2,835	3,175,172
Virginia College Bldg Auth (Virginia Lease 21st Century College Prog) 5.00%, 2/01/22	3,020	3,589,330
Virginia Resources Auth (Virginia Pooled Fing Prog Infrastructure) Series 2012A 5.00%, 11/01/15–11/01/16	6,565	7,226,217

		18,893,721

Washington–4.8%
Chelan Cnty WA PUD #1 Series 2011A 5.25%, 7/01/22	7,835	8,969,116
Series 2011B 5.50%, 7/01/23	5,540	6,366,623
Clark Cnty WA PUD #1 5.00%, 1/01/21	11,835	13,295,084
Energy Northwest WA (Bonneville Power Admin) Series 2006A 5.00%, 7/01/16	1,860	2,077,006
Series 2011A 5.00%, 7/01/22–7/01/23	14,690	16,955,422
FYI Properties (Washington St Lease Dept Info Svc Proj) 5.00%, 6/01/15	2,220	2,370,849
Port of Seattle WA Series 2010C 5.00%, 2/01/20–2/01/22	9,920	11,067,875
Port of Seattle WA PFC (Port of Seattle WA) Series 2010B 5.00%, 12/01/13	4,370	4,404,086
Snohomish Cnty WA PUD #1 5.00%, 12/01/26	6,065	6,777,516
Series 2010A 5.00%, 12/01/19	5,415	6,335,009

		78,618,586

Wisconsin–1.1%
Milwaukee Cnty WI Arpt (Milwaukee General Mitchell Intl Arpt) Series 2010B 5.00%, 12/01/13	1,000	1,007,480
	Principal Amount (000)	U.S. $ Value

Milwaukee WI GO Series 2013N 5.00%, 5/15/15	$16,815	$18,065,868

		19,073,348

Total Long-Term Municipal Bonds (cost $1,051,244,893)		1,071,663,542

Short-Term Municipal Notes–1.8%
Alabama–0.1%
Mobile AL IDB (Exxon Mobil Corp.) 0.06%, 7/15/32(c)	1,200	1,200,000

Kentucky – 0.1%
Christian Cnty KY Assoc Cntys Lsng Trst (Kentucky Cntys Assn Lease Prog) Series 2007B 0.06%, 8/01/37(c)	1,025	1,025,000
Kentucky Econ Dev Fin Auth (Baptist Healthcare Sys) 0.06%, 8/15/38(c)	1,200	1,200,000

		2,225,000

Mississippi–1.0%
Mississippi Business Fin Corp. (Chevron USA, Inc.) Series 2009E 0.06%, 12/01/30(c)	2,200	2,200,000
Series 2010I 0.03%, 11/01/35(c)	13,500	13,500,000

		15,700,000

South Dakota–0.0%
South Dakota Hlth & Edl Facs Auth (Regional Health) Series 2008 0.08%, 9/01/27(c)	795	795,000

Texas–0.5%
Lower Neches Valley Auth TX (Exxon Mobil Corp.) 0.05%, 11/01/38(c)	8,000	8,000,000

Wyoming–0.1%
Lincoln Cnty WY PCR (Exxon Mobil Corp.) 0.05%, 8/01/15(c)	1,300	1,300,000

Total Short-Term Municipal Notes (cost $29,220,000)		29,220,000

Total Municipal Obligations (cost $1,080,464,893)		1,100,883,542

46	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value

CORPORATES—INVESTMENT GRADES–3.8%
Financial Institutions–2.7%
Banking–2.7%
Bank of America Corp. 1.50%, 10/09/15	$6,000	$6,032,808
7.375%, 5/15/14	5,665	5,896,319
Capital One Financial Corp. 2.125%, 7/15/14	2,790	2,820,924
Citigroup, Inc. 2.65%, 3/02/15	5,500	5,623,574
4.70%, 5/29/15	5,850	6,189,054
Goldman Sachs Group, Inc. (The) 5.50%, 11/15/14	2,627	2,761,702
6.00%, 5/01/14	3,700	3,814,941
JPMorgan Chase & Co. 1.875%, 3/20/15	6,360	6,459,801
Morgan Stanley 5.375%, 10/15/15	5,500	5,914,332

		45,513,455

Industrial–1.1%
Communications—Telecommunications–0.4%
Cellco Partnership/Verizon Wireless Capital LLC 5.55%, 2/01/14	1,234	1,253,248
AT&T, Inc. 5.10%, 9/15/14	5,377	5,607,743

		6,860,991

Consumer Cyclical—Automotive–0.3%
Daimler Finance North America LLC 6.50%, 11/15/13	2,766	2,784,828
Ford Motor Credit Co. LLC 7.00%, 4/15/15	2,310	2,506,509

		5,291,337

Technology–0.4%
Hewlett-Packard Co. 6.125%, 3/01/14	5,286	5,400,696

		17,553,024

Total Corporates—Investment Grades (cost $62,547,969)		63,066,479

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES–3.2%
Funds and Investment Trusts–3.2%
iShares MSCI EAFE Index Fund	120,898	$7,712,084
SPDR S&P 500 ETF Trust	268,970	45,213,857

Total Investment Companies (cost $52,772,118)		52,925,941

	Contracts
OPTIONS PURCHASED—PUTS–0.0%
Options on Equity Indices–0.0%
Euro Stoxx 50 Index Expiration: Oct 2013, Exercise Price: $2,600.00(d)(e)	1,912	90,533
S&P 500 Index Expiration: Oct 2013, Exercise Price: $1,610.00(d)(f)	272	175,440
S&P 500 Index Expiration: Oct 2013, Exercise Price: $1,625.00(d)(f)	408	336,600

Total Options Purchased (premium paid $2,584,943)		602,573

	Shares
SHORT-TERM INVESTMENTS – 23.6%
Investment Companies–22.6%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.07%(g)+ (cost $373,026,379)	373,026,379	373,026,379

	Principal Amount (000)
U.S. Treasury Bills–1.0%
U.S. Treasury Bill Zero Coupon, 11/07/13(h) (cost $15,499,466)	$15,500	15,499,466

Total Short-Term Investments (cost $388,525,845)		388,525,845

Total Investments—97.3% (cost $1,586,895,768)		1,606,004,380

Other assets less liabilities—2.7%		44,635,079

Net Assets—100.0%++		$1,650,639,459

2013 Annual Report	47

Schedule of Investments (continued)

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2013	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
Euro STOXX 50 Futures	932	December 2013	$36,267,041	$36,300,063	$33,022
FTSE 100 Index Futures	134	December 2013	14,230,712	13,947,690	(283,022)
MSCI Emerging Market Mini Futures	42	December 2013	2,118,306	2,063,670	(54,636)
Russell 2000 Mini Futures	72	December 2013	7,560,134	7,714,080	153,946
S&P 500 E Mini Futures	3,569	December 2013	300,158,468	298,778,835	(1,379,633)
S&P Mid Cap 400 E Mini Futures	79	December 2013	9,687,900	9,800,740	112,840
S&P TSX 60 Index Futures	58	December 2013	8,195,017	8,226,591	31,574
SPI 200 Futures	44	December 2013	5,406,077	5,359,792	(46,285)
TOPIX Index Futures	149	December 2013	17,513,651	18,137,087	623,436

Sold Contracts
Hang Seng Index Futures	20	October 2013	2,990,533	2,950,399	40,134
U.S. T-Bond 30 Yr Futures	83	December 2013	10,822,329	11,070,125	(247,796)
U.S. T-Note 5 Yr Futures	30	December 2013	3,594,796	3,631,406	(36,610)
U.S. T-Note 10 Yr (CBT) Futures	593	December 2013	73,338,675	74,949,641	(1,610,966)

					$(2,663,996)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2013	Unrealized Appreciation/ (Depreciation)

Buy Contracts
BNP Paribas SA:
Euro settling 11/15/13	10,111	$13,546,091	$13,680,220	$134,129
Swiss Franc settling 11/15/13	3,008	3,279,142	3,327,317	48,175
Deutsche Bank AG London:
Great British Pound settling 11/15/13	4,393	6,822,984	7,109,435	286,451
Swiss Franc settling 11/15/13	1,258	1,360,403	1,391,545	31,142
Goldman Sachs Capital Markets LP:
Australian Dollar settling 11/15/13	7,583	6,764,035	7,053,854	289,819
Morgan Stanley & Co., Inc.:
Euro settling 11/15/13	1,215	1,623,155	1,643,900	20,745
Royal Bank of Scotland PLC:
Japanese Yen settling 11/15/13	1,139,869	11,731,392	11,599,258	(132,134)
State Street Bank & Trust Co.:
Canadian Dollar settling 11/15/13	5,329	5,161,109	5,167,809	6,700
UBS AG:
Great British Pound settling 11/15/13	1,925	2,976,579	3,115,333	138,754

Sale Contracts
Barclays Bank PLC Wholesale:
Euro settling 11/15/13	1,548	2,066,473	2,094,449	(27,976)
BNP Paribas SA:
Australian Dollar settling 11/15/13	3,761	3,450,003	3,498,556	(48,553)
Euro settling 11/15/13	2,305	3,056,877	3,118,673	(61,796)
Goldman Sachs Capital Markets LP:
Japanese Yen settling 11/15/13	155,978	1,615,164	1,587,226	27,938

				$713,394

48	Sanford C. Bernstein Fund, Inc.

TOTAL RETURN SWAPS (See Note 3)
Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)

Receive Total Return on Reference Index
Receive	MSCI AC Far East Ex Japan Index	59,732	0.41%	$20,820	11/19/14	Bank of America, NA	$(362,184)
Receive	MSCI Daily TR Gross Ex USA USD	163,959	0.40%	30,641	5/15/14	Deutsche Bank AG London	514,959
Receive	MSCI Emerging Markets Index	33,596	1.00%	13,020	7/31/14	Deutsche Bank AG London	523,090
Receive	MSCI Daily TR Gross Ex USA USD	77,432	0.60%	38,144	1/15/14	JPMorgan Chase Bank, NA	88,892

							$764,757

+	To obtain a copy of the fund’s financial statements, please go to the Securities Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.
++	The fund’s portfolio breakdown excludes derivative exposure and is expressed as approximate percentages of the fund’s total net assets, based on the Adviser’s internal classification.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the market value of this security amounted to $1,839,450 or 0.1% of net assets.
(b)	When-Issued or delayed delivery security.
(c)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(d)	Non-income producing security.
(e)	One contract relates to 10 shares.
(f)	One contract relates to 100 shares.
(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.
(h)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $1,499,948.

As of September 30, 2013, the Fund held 5.8% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AC—All Country

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CBT—Chicago Board of Trade

CCD—Community College District

COP—Certificate of Participation

DOT—Department of Transportation

EAFE—Europe, Australia, and Far East

EDA—Economic Development Agency

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

FTSE—Financial Times Stock Exchange

GO—General Obligation

IDA—Industrial Development Authority/Agency

IDB—Industrial Development Board

ISD—Independent School District

MSCI—Morgan Stanley Capital International

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring Financial Guaranty Insurance Company

PCR—Pollution Control Revenue Bond

PFA—Public Finance Authority

PFC—Passenger Facility Charge

PUD—Public Utility District

SD—School District

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

SRF—State Revolving Fund

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

2013 Annual Report	49

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay C Portfolio

September 30, 2013

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–61.1%
Long-Term Municipal Bonds–58.0%
California–48.5%
California Dept Wtr Res Pwr Series 2010L 5.00%, 5/01/17	$5,410	$6,195,370
Series 2010M 5.00%, 5/01/15	1,815	1,950,072
California DOT Fed Hwy Grant NPFGC-RE Series A 5.00%, 2/01/14	1,300	1,320,475
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.00%, 7/01/17–7/01/20	13,170	15,450,452
California GO 5.00%, 9/01/16–2/01/21	9,215	10,739,506
Series 2011A 5.00%, 10/01/20	1,500	1,773,030
Series 2013B 5.00%, 9/01/15	1,705	1,853,471
NPFGC-RE 5.00%, 11/01/23	3,200	3,567,424
California Infra & Eco Dev Bk (Broad Collection) Series 2011A 5.00%, 6/01/21	3,000	3,565,890
California Infra & Eco Dev Bk (Workers Comp Spl Assmt) AMBAC Series 2004A 5.25%, 10/01/13	6,220	6,220,000
California Pub Wks Brd (California Pub Wks Brd Lease) 5.00%, 6/01/19	3,975	4,649,597
California Pub Wks Brd (Univ of California Lease) Series 2010C1 5.00%, 3/01/21	1,500	1,743,015
Series 2011G 5.00%, 12/01/23	3,215	3,694,839
California St RAN Series 2013A 2.00%, 6/23/14	8,790	8,904,973
California State Univ Series 2011A 5.25%, 11/01/26	2,035	2,308,138
California Statewide CDA (Odd Fellows Home) Series 2012A 5.00%, 4/01/21	1,000	1,131,910
	Principal Amount (000)	U.S. $ Value

California Statewide CDA (The Terraces at San Joaquin Gardens) 4.00%, 10/01/18	$1,525	$1,515,454
Chino Basin CA Reg Fin Auth (Inland Empire Utilities Agency) Series 2010A 5.00%, 8/01/20–8/01/21	7,430	8,388,373
Contra Costa CA Wtr Dist Series 2011P 4.00%, 10/01/13	3,715	3,715,000
East Bay MUD CA Wtr Sys Series 2012B 5.00%, 6/01/16	2,985	3,334,573
Livermore-Amador Vy Wtr CA 5.00%, 8/01/14	2,910	3,017,524
Long Beach CA Bond Fin Auth (Long Beach CA Lease Aquarium) 5.00%, 11/01/22	1,460	1,634,704
Long Beach CA Harbor Series 2010B 5.00%, 5/15/22	2,000	2,292,620
NPFGC-RE Series 1998A 6.00%, 5/15/18	3,305	3,931,760
Los Angeles CA CCD GO 3.00%, 8/01/15	2,990	3,132,533
Series 2013F 5.00%, 8/01/15	2,135	2,315,301
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) Series 2010A 5.00%, 5/15/25	1,500	1,658,865
Series 2010D 5.25%, 5/15/28	4,145	4,554,567
Los Angeles CA Dept W&P Pwr Series 2012C 4.00%, 1/01/16	7,585	8,125,355
Los Angeles CA Harbor Dept Series 2011A 5.00%, 8/01/19	1,500	1,727,610
Los Angeles CA USD COP Series 2010B 5.00%, 12/01/16	635	712,991
Series 2010B-2 5.00%, 12/01/13	3,205	3,229,711
AMBAC Series 2007A 5.00%, 10/01/16	105	117,227
Los Angeles CA USD GO Series 2010KRY 5.25%, 7/01/25	160	180,058
Series 2011A-1 4.00%, 7/01/14	3,090	3,177,292
Los Angeles CA Wstwtr Sys Series 2005A 4.75%, 6/01/15 (Pre-refunded/ETM)	1,655	1,775,782

50	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value

Los Angeles Cnty CA Met Trnsp Auth (Los Angeles Cnty CA MTA Sales Tax) Series 2012B 5.00%, 7/01/24	$7,400	$8,573,788
Series 2013A 5.00%, 7/01/16	6,805	7,612,822
Los Angeles Cnty CA Santn Dist Series 2013A 5.00%, 10/01/16	4,000	4,496,120
Orange Cnty CA Santn COP Series 2011A 4.00%, 8/01/14	3,095	3,193,019
Port of Oakland CA Series 2007A 5.00%, 11/01/13	1,815	1,820,990
Series 2012P 5.00%, 5/01/24–5/01/25	6,405	6,917,778
Sacramento CA USD GO 5.00%, 7/01/25	2,380	2,541,911
San Diego CA Pub Fac Fin Auth (San Diego CA Swr)
Series 2009B 5.00%, 5/15/21–5/15/22	7,310	8,348,969
San Diego Cnty CA Wtr Auth Series 2011A 5.00%, 5/01/24–5/01/25	4,860	5,548,708
San Francisco CA Bay Area Rapid Transit (San Francisco City/Cnty CA Sales Tax) 5.00%, 7/01/27(a)	2,000	2,182,500
San Francisco City & Cnty CA Pub Util Commn Series 2006A 5.00%, 11/01/13 (Pre-refunded/ETM)	2,110	2,117,934
Series 2011A 5.00%, 11/01/24	5,385	6,185,696
AGM Series 2006A 5.00%, 11/01/13	1,135	1,139,472
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 200632F 5.25%, 5/01/18	675	786,902
Series 2009C-2 5.00%, 5/01/25	500	552,890
Series 2011G 5.00%, 5/01/24	2,470	2,797,201
Series 20122 5.00%, 5/01/27	1,270	1,397,229
San Francisco City/Cnty CA GO 5.00%, 6/15/15	2,015	2,174,387
Santa Rosa CA HSD GO 4.00%, 8/01/15	2,500	2,651,900
South Placer CA Wstwtr Auth Series 2011C 5.25%, 11/01/22–11/01/24	8,675	9,935,249
	Principal Amount (000)	U.S. $ Value

Southern CA Pub Pwr Auth (Los Angeles CA Dept W&p Pwr) 5.00%, 7/01/23	$5,190	$5,921,323
Univ of California Series 2010U 5.00%, 5/15/18	2,555	2,979,718
Series 2013A 5.00%, 5/15/19	1,190	1,402,284
Upper Santa Clara Vy CA Jt Pwr Series 2011A 5.00%, 8/01/25	1,790	1,994,418
Vista CA USD GO 5.00%, 8/01/23–8/01/25	4,240	4,794,479

		231,673,149

Colorado–0.4%
Plaza Met Dist #1 CO
5.00%, 12/01/22	690	713,012
Regional Trnsp Dist CO (Denver Transit Partners) 5.00%, 7/15/22	1,150	1,187,973

		1,900,985

Florida–1.1%
Citizens Ppty Ins Corp. FL Series 2010A-1 5.00%, 6/01/16	580	638,186
Series 2011A-1 5.00%, 6/01/19	2,035	2,305,390
Florida Brd of Ed Lottery Series 2010C 5.00%, 7/01/17	150	171,280
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/16	1,500	1,664,595
Seminole Tribe of FL (Seminole Tribe of FL Gaming) 5.125%, 10/01/17(b)	445	461,158

		5,240,609

Illinois–2.2%
Chicago IL O’Hare Intl Arpt (O’Hare Intl Arpt) Series 2011B 5.00%, 1/01/19	4,390	4,960,700
Cook Cnty IL GO Series 2012C 5.00%, 11/15/25	3,265	3,428,185
Illinois Finance Auth (Illinois Institute of Technology) 5.00%, 4/01/18	550	554,098
Illinois Finance Auth (Park Place of Elmhurst) 6.25%, 8/15/15	315	315,649
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	95	95,162

2013 Annual Report	51

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

Illinois GO 5.00%, 8/01/15	$1,000	$1,069,420
Series 2010 5.00%, 1/01/18	160	176,142

		10,599,356

New Jersey–2.5%
New Jersey EDA (New Jersey Cigarette Tax) 5.00%, 6/15/16	2,700	2,902,203
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) Series 2013A 5.00%, 12/15/19	5,000	5,791,400
New Jersey Turnpike Auth (New Jersey Turnpike) AGM Series 2005D-3
5.25%, 1/01/26	2,735	3,117,353

		11,810,956

Puerto Rico–2.1%
Puerto Rico Elec Pwr Auth Series 2007V V 5.50%, 7/01/20	1,150	959,836
Series 2010AAA 5.25%, 7/01/21	2,400	1,977,936
Series 2010ZZ 5.25%, 7/01/22	1,215	988,937
Puerto Rico GO 6.00%, 7/01/14	1,000	1,003,930
6.50%, 7/01/15	2,860	2,917,600
Puerto Rico IND Tour Ed Med Envrn Auth (Inter American Univ of Puerto Rico) 5.00%, 10/01/19	1,000	1,012,910
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.50%, 8/01/23	1,030	1,018,382

		9,879,531

Texas–0.6%
Spring Branch TX ISD GO 3.00%, 6/15/41(c)	3,020	3,141,344

Washington–0.6%
Port of Seattle WA Series 2010C 5.00%, 2/01/18	2,405	2,699,444

		276,945,374

Short-Term Municipal Notes–3.1%
California–3.1%
California Poll Cntl Fin Auth (Pacific Gas & Electric Co.) 0.05%, 11/01/26(d) (cost $15,000,000)	15,000	15,000,000

Total Municipal Obligations (cost $288,930,776)		291,945,374

	Contracts	U.S. $ Value

OPTIONS PURCHASED—PUTS–0.0%
Options on Equity Indices–0.0%
Euro Stoxx 50 Index Expiration: Oct 2013, Exercise Price: $ 2,600.00(e)(f)	545	$25,806
S&P 500 Index Expiration: Oct 2013, Exercise Price: $ 1,610.00(e)(f)	78	50,310
S&P 500 Index Expiration: Oct 2013, Exercise Price: $ 1,625.00(e)(f)	117	96,525

Total Options Purchased—Puts (premium paid $739,051)		172,641

	Shares
INVESTMENT COMPANIES–3.1%
Funds and Investment Trusts–3.1%
iShares MSCI EAFE Index Fund	34,717	2,214,597
SPDR S&P 500 ETF Trust	75,187	12,638,935

Total Investment Companies (cost $14,807,498)		14,853,532

	Principal Amount (000)
CORPORATES—INVESTMENT GRADES–2.5%
Financial Institutions–1.9%
Banking–1.9%
Bank of America Corp. 1.50%, 10/09/15	$3,000	3,016,404
Capital One Financial Corp. 2.125%, 7/15/14	662	669,338
Citigroup, Inc. 4.70%, 5/29/15	2,650	2,803,589
JPMorgan Chase & Co. 1.875%, 3/20/15	1,000	1,015,692
Morgan Stanley 1.75%, 2/25/16	1,559	1,566,517

		9,071,540

Industrial–0.5%
Consumer Cyclical—Automotive–0.3%
Daimler Finance North America LLC 6.50%, 11/15/13	824	829,609
Ford Motor Credit Co. LLC 7.00%, 4/15/15	677	734,592

		1,564,201

Consumer Cyclical—Entertainment–0.2%
Viacom, Inc. 1.25%, 2/27/15	760	762,056

		2,326,257

52	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value

Utility–0.1%
Electric–0.1%
Exelon Generation Co. LLC 5.35%, 1/15/14	$700	$709,346

Total Corporates—Investment Grades (cost $12,052,831)		12,107,143

	Shares
SHORT-TERM INVESTMENTS–33.0%
Investment Companies–32.1%
AllianceBernstein Fixed-Income Shares, Inc.– Government STIF Portfolio, 0.07%(g)+ (cost $153,280,960)	153,280,960	153,280,960

	Principal Amount (000)	U.S. $ Value

U.S. Treasury Bills–0.9%
U.S. Treasury Bill Zero Coupon, 11/07/13(a) (cost $4,099,859)	$4,100	$4,099,859

Total Short-Term Investments (cost $157,380,819)		157,380,819

Total Investments—99.7%
(cost $473,910,975)		476,459,509

Other assets less liabilities—0.3%		1,196,085

Net Assets—100.0%++		$477,655,594

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2013	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
Euro STOXX 50 Futures	287	December 2013	$11,168,069	$11,178,238	$10,169
FTSE 100 Index Futures	42	December 2013	4,460,372	4,371,664	(88,708)
MSCI Emerging Market Mini Futures	24	December 2013	1,210,461	1,179,240	(31,221)
Russell 2000 Mini Futures	23	December 2013	2,415,043	2,464,220	49,177
S&P 500 E Mini Futures	1,034	December 2013	86,961,013	86,561,310	(399,703)
S&P Mid Cap 400 E Mini Futures	23	December 2013	2,820,528	2,853,380	32,852
S&P TSX 60 Index Futures	17	December 2013	2,401,987	2,411,242	9,255
SPI 200 Futures	14	December 2013	1,720,115	1,705,388	(14,727)
TOPIX Index Futures	46	December 2013	5,405,988	5,599,369	193,381

Sold Contracts
Hang Seng Index Futures	5	October 2013	747,633	737,600	10,033
U.S. T-Bond 30 Yr Futures	1	December 2013	130,561	133,375	(2,814)
U.S. T-Note 10 Yr (CBT) Futures	7	December 2013	870,614	884,734	(14,120)
U.S. T-Note 5 Yr Futures	2	December 2013	239,653	242,094	(2,441)

					$(248,867)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2013	Unrealized Appreciation/ (Depreciation)

Buy Contracts
BNP Paribas SA:
Euro settling 11/15/13	2,850	$3,818,253	$3,856,060	$37,807
Swiss Franc settling 11/15/13	858	935,341	949,083	13,742
Deutsche Bank AG London:
Great British Pound settling 11/15/13	1,253	1,946,096	2,027,799	81,703
Swiss Franc settling 11/15/13	464	501,770	513,256	11,486

2013 Annual Report	53

Schedule of Investments (continued)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2013	Unrealized Appreciation/ (Depreciation)

Goldman Sachs Capital Markets LP:
Australian Dollar settling 11/15/13	2,163	$1,929,396	$2,012,065	$82,669
Morgan Stanley & Co, Inc.:
Euro settling 11/15/13	343	458,224	464,080	5,856
Royal Bank of Scotland PLC:
Japanese Yen settling 11/15/13	302,313	3,111,368	3,076,324	(35,044)
State Street Bank & Trust Co.:
Canadian Dollar settling 11/15/13	1,468	1,421,750	1,423,596	1,846
UBS AG:
Great British Pound settling 11/15/13	710	1,097,855	1,149,032	51,177

Sale Contracts
Barclays Bank PLC Wholesale:
Euro settling 11/15/13	350	467,226	473,551	(6,325)
BNP Paribas SA:
Australian Dollar settling 11/15/13	978	897,129	909,755	(12,626)
Euro	409	542,413	553,378	(10,965)

				$221,326

TOTAL RETURN SWAPS (See Note 3)
Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	MSCI AC Far East Ex Japan Index	16,497	0.41%	$5,750	11/19/14	Bank of America, NA	$(100,029)
Receive	MSCI Daily TR Net Ex USA USD	40,112	0.40%	7,496	5/15/14	Deutsche Bank AG London	125,983
Receive	MSCI Emerging Markets Index	9,857	1.00%	3,820	7/31/14	Deutsche Bank AG London	153,473
Receive	MSCI Daily TR Gross Ex USA USD	1,805	0.83%	889	9/15/14	Goldman Sachs International	2,018
Receive	MSCI Daily TR Gross Ex USA USD	19,068	0.60%	9,393	1/15/14	JPMorgan Chase Bank, NA	21,890

							$203,335

+	To obtain a copy of the fund’s financial statements, please go to the Securities Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.
++	The fund’s portfolio breakdown excludes derivative exposure and is expressed as approximate percentages of the fund’s total net assets, based on the Adviser’s internal classification.
(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $1,067,433.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the market value of this security amounted to $461,158 or 0.1% of net assets.
(c)	When-Issued or delayed delivery security.
(d)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(e)	Non-income producing security.
(f)	One contract relates to 100 shares.
(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

54	Sanford C. Bernstein Fund, Inc.

As of September 30, 2013, the Fund held 4.1% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AC—All Country

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CBT—Chicago Board of Trade

CCD—Community College District

CDA—Community Development Authority

COP—Certificate of Participation

DOT—Department of Transportation

EAFE—Europe, Australia, and Far East

EDA—Economic Development Agency

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

FTSE—Financial Times Stock Exchange

GO—General Obligation

HSD—High School District

ISD—Independent School District

MSCI—Morgan Stanley Capital International

MTA—Metropolitan Transportation Authority

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring Financial Guaranty Insurance Company

RAN—Revenue Anticipation Note

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

USD—Unified School District

See notes to financial statements.

2013 Annual Report	55

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay N Portfolio

September 30, 2013

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS–66.5%
Long-Term Municipal Bonds–66.5%
New York–53.3%
Albany Cnty NY Arpt Auth AGM Series 2010A 5.00%, 12/15/22-12/15/23	$3,555	$3,925,581
Brookhaven NY GO 3.00%, 3/15/15	1,425	1,480,205
Buffalo NY GO Series 2011A 4.00%, 12/01/13	4,280	4,304,824
Central Islip NY UFSD GO 4.00%, 7/15/15	700	743,694
5.00%, 7/15/19	750	877,193
Hempstead NY Local Dev Corp. (Hofstra Univ) 5.00%, 7/01/21	700	807,576
Hempstead Town NY GO 4.00%, 8/15/15	2,570	2,740,879
Long Island Pwr Auth NY Series 2010A-2 5.00%, 5/01/15	2,780	2,953,166
NPFGC-RE Series 2006A 5.00%, 12/01/19	1,335	1,436,807
Metropolitan Trnsp Auth NY Series 2010B 5.00%, 11/15/15	130	142,012
Series 2011B-1-REMK 5.00%, 11/15/15	1,400	1,529,360
Series 2011C 5.00%, 11/15/25	6,505	7,131,236
Series 2012F 5.00%, 11/15/25	1,000	1,106,310
AMBAC Series 2005A 5.50%, 11/15/16	1,730	1,967,719
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) Series 2012A 5.00%, 11/15/23-11/15/26	9,840	11,097,454
Nassau Cnty NY GO Series 2010E 4.00%, 10/01/13	2,090	2,090,000
Series 2011A 5.00%, 4/01/20	2,050	2,348,849
Nassau Cnty NY Interim Fin Auth (Nassau Cnty NY Sales Tax) Series 2012A 5.00%, 11/15/16	9,035	10,200,696
	Principal Amount (000)	U.S. $ Value

New York NY GO Series 2004G 5.00%, 8/01/14	$1,000	$1,039,850
Series 2010B 5.00%, 8/01/16-8/01/19	5,875	6,636,279
Series 2010H-2 5.00%, 6/01/19	1,220	1,421,337
Series 2012I 5.00%, 8/01/16	2,430	2,719,121
AMBAC Series 2011H4 5.00%, 8/01/15	2,860	3,100,984
New York NY IDA (Terminal One Group Assn) 5.50%, 1/01/14	1,070	1,082,615
New York NY Mun Wtr Fin Auth Series 2010FF 5.00%, 6/15/25	500	564,475
Series 2011GG 5.00%, 6/15/26	8,070	9,001,520
New York NY Tmsl Fin Auth Series 2011B 5.00%, 2/01/21	4,110	4,848,197
New York NY Trnsl Fin Auth Series 2009B 5.00%, 11/01/18	4,525	5,284,431
Series 2010I-2 5.00%, 11/01/19 (a)	2,000	2,353,000
Series 2011D-1 3.00%, 11/01/13	1,500	1,503,510
Series 2011E 5.00%, 11/01/13	1,670	1,676,630
Series 2012B 5.00%, 11/01/24	5,765	6,695,067
Series 2012F-1 5.00%, 5/01/15	2,500	2,683,575
Series 2012S 5.00%, 5/01/19	1,000	1,166,200
New York St Dormitory Auth (Fordham Univ) Series 2011B 5.00%, 7/01/41	5,000	5,524,250
New York St Dormitory Auth (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/18	645	732,778
New York St Dormitory Auth (New York Dorm Facs) Series 2013A 5.00%, 7/01/21	1,000	1,153,680
New York St Dormitory Auth (New York St Lease Svc Contract) Series 2009 A 5.00%, 7/01/24	3,440	3,792,772
New York St Dormitory Auth (New York St Pers Income Tax) Series 2008A 5.00%, 3/15/18	4,635	5,376,322

56	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value

Series 2011A 5.00%, 3/15/14	$3,170	$3,238,535
Series 2012A 5.00%, 12/15/21	2,100	2,490,411
New York St Dormitory Auth (State Univ of New York) Series 2012A 5.00%, 7/01/26	1,965	2,202,588
New York St Loc Gov Asst Corp. Series 2007A 5.00%, 4/01/16	1,030	1,145,844
Series 2010B 5.00%, 4/01/20	4,045	4,794,134
Series 2011A 5.00%, 4/01/14	2,000	2,047,920
Series 2012A 5.00%, 4/01/16	3,735	4,155,075
New York St Thruway Auth (New York St Pers Income Tax) Series 2010A 5.00%, 3/15/25	4,500	5,118,210
New York St Thruway Auth (New York St Thruway Auth Ded Tax) Series 2011A 5.00%, 4/01/23	1,590	1,813,459
Series 2012A 5.00%, 4/01/20	1,975	2,319,717
AGM Series 2005B 5.00%, 4/01/14	3,910	4,002,511
AMBAC Series 2005B 5.50%, 4/01/20	2,400	2,891,376
New York St UDC (New York St Pers Income Tax) Series 2011A 5.00%, 3/15/15	3,000	3,207,480
Series 2013C 5.00%, 3/15/20	1,970	2,320,719
Onondaga Cnty NY GO 4.00%, 5/01/15	2,005	2,118,082
Port Authority of NY & NJ Series 2012-175 4.00%, 12/01/14	2,175	2,270,287
NPFGC-RE 5.00%, 12/01/13	3,100	3,124,459
XLCA 5.00%, 10/01/19	1,000	1,082,300
Schenectady Cnty NY Cap Res (Ellis Hospital) 1.75%, 2/15/18	1,565	1,533,778
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) Series 2011B 5.00%, 6/01/14	3,250	3,352,797
Triborough Brdg & Tunl Auth NY Series 2008C 5.00%, 11/15/16	5,000	5,646,750
	Principal Amount (000)	U.S. $ Value

NPFGC 5.50%, 11/15/20	$5,200	$6,248,684
Troy Res Corp. (Rensselaer Polytechnic Institute.) Series 2010B 5.00%, 9/01/19-9/01/20	1,540	1,764,913
Westchester Cnty Hlth Care Corp. NY Series 2010B 5.00%, 11/01/13	1,520	1,525,016

		195,655,199

Arizona–0.8%
Phoenix AZ Civic Impt Corp. (Phoenix AZ Civic Impt Airport) Series 2010A 5.00%, 7/01/22	2,575	2,892,240

Colorado–1.5%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series 2011A 5.75%, 11/15/20	3,150	3,712,338
Plaza Met Dist #1 CO 5.00%, 12/01/22	600	620,010
Regional Trnsp Dist CO (Denver Transit Partners) 5.375%, 7/15/25	1,100	1,122,132

		5,454,480

District of Columbia–0.6%
Metro Washington Arpt Auth VA Series 2010B 5.00%, 10/01/21	2,100	2,367,456

Florida–3.5%
Broward Cnty FL Sch Brd COP Series 2011A 5.00%, 7/01/18	3,500	3,977,995
Citizens Ppty Ins Corp. FL Series 2010A-1 5.00%, 6/01/16	1,155	1,270,869
Series 2012A-1 5.00%, 6/01/21	2,840	3,203,293
Florida Brd of Ed Lottery Series 2010C 5.00%, 7/01/18	170	197,316
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/16	1,885	2,091,841
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport)
AGM Series 2010A 5.00%, 10/01/17	1,710	1,931,274
Seminole Tribe of FL (Seminole Tribe of FL Gaming) 5.125%, 10/01/17(b)	400	414,524

		13,087,112

2013 Annual Report	57

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

Illinois–2.3%
Illinois Finance Auth (Illinois Institute of Technology) 5.00%, 4/01/18	$475	$478,539
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	80	80,137
Illinois GO 5.00%, 8/01/15	2,320	2,481,054
Series 2010 5.00%, 1/01/18	160	176,142
Illinois Sales Tax
4.00%, 6/15/16	2,915	3,155,488
Series 2010 5.00%, 6/15/20	1,685	1,972,781

		8,344,141

New Jersey–0.8%
New Jersey Turnpike Auth (New Jersey Turnpike) AGM Series 2005D-3 5.25%, 1/01/26	2,555	2,912,189

Pennsylvania–1.2%
Philadelphia PA Parking Auth (Philadelphia Airport Parking) 5.25%, 9/01/23	200	219,640
Pittsburgh-Allegheny PA Sprts-Exhib Auth (Pittsburgh-Allegheny Cnty PA Hotel Tax) AGM 5.00%, 2/01/24	4,000	4,326,080

		4,545,720

Puerto Rico–1.8%
Puerto Rico Elec Pwr Auth Series 2003NN 5.50%, 7/01/20	1,660	1,385,502
Series 2008WW 5.50%, 7/01/18	1,350	1,209,870
Series 2010ZZ 5.25%, 7/01/22	705	573,828
Puerto Rico GO NPFGC Series 2001A 5.50%, 7/01/16	1,945	1,937,006
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.75%, 7/01/20	1,715	1,445,128

		6,551,334

Washington–0.7%
Port of Seattle WA Series 2010C 5.00%, 2/01/21	2,300	2,571,607

Total Municipal Obligations (cost $241,944,636)		244,381,478

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES–3.3%
Funds and Investment Trusts–3.3%
iShares MSCI EAFE Index Fund	26,507	$1,690,882
SPDR S&P 500 ETF Trust	61,714	10,374,123

Total Investment Companies (cost $12,037,154)		12,065,005

	Principal Amount (000)
CORPORATES—INVESTMENT GRADES–3.1%

Financial Institutions–2.4%
Banking–2.1%
Bank of America Corp. 1.50%, 10/09/15	$2,626	2,640,359
Capital One Financial Corp. 2.125%, 7/15/14	620	626,872
Citigroup, Inc. 2.65%, 3/02/15	1,212	1,239,231
4.70%, 5/29/15	1,255	1,327,737
Goldman Sachs Group, Inc. (The) 5.50%, 11/15/14	584	613,945
JPMorgan Chase & Co. 1.875%, 3/20/15	1,275	1,295,008

		7,743,152

Finance–0.3%
General Electric Capital Corp. 5.90%, 5/13/14	1,150	1,189,566

		8,932,718

Industrial–0.5%
Consumer Cyclical—Entertainment–0.2%
Viacom, Inc. 1.25%, 2/27/15	640	641,732
Consumer Cyclical—Automotive–0.1%
Daimler Finance North America LLC 6.50%, 11/15/13	610	614,152
Consumer Non-Cyclical–0.2%
Actavis, Inc. 1.875%, 10/01/17	665	660,821

		1,916,705

Utility–0.2%
Electric–0.2%
Exelon Generation Co. LLC 5.35%, 1/15/14	587	594,838

Total Corporates—Investment Grades (cost $11,359,901)		11,444,261

58	Sanford C. Bernstein Fund, Inc.

	Contracts	U.S. $ Value

OPTIONS PURCHASED—PUTS–0.0%
Options on Equity Indices–0.0%
Euro Stoxx 50 Index Expiration: Oct 2013, Exercise Price: $2,600.00(c)(d)	423	$20,029
S&P 500 Index Expiration: Oct 2013, Exercise Price: $1,610.00(d)(e)	60	38,700
S&P 500 Index Expiration: Oct 2013, Exercise Price: $1,625.00(d)(e)	90	74,250

Total Options Purchased—Puts (premium paid $571,040)		132,979

SHORT-TERM INVESTMENTS–24.6%
Investment Companies–23.8%
AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, 0.07%(f)+ (cost $87,209,931)	87,209,931	87,209,931

	Principal Amount (000)	U.S. $ Value

U.S. Treasury Bills–0.8%
U.S. Treasury Bill
Zero Coupon, 11/07/13(a) (cost $2,999,897)	$3,000	$2,999,897

Total Short-Term Investments (cost $90,209,828)		90,209,828

Total Investments—97.5% (cost $356,122,559)		358,233,551

Other assets less liabilities—2.5%		9,017,070

Net Assets—100.0%++		$367,250,621

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2013	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
Euro STOXX 50 Futures	206	December 2013	$8,016,105	$8,023,404	$7,299
FTSE 100 Index Futures	29	December 2013	3,079,781	3,018,530	(61,251)
MSCI Emerging Market Mini Futures	9	December 2013	453,923	442,215	(11,708)
Russell 2000 Mini Futures	16	December 2013	1,680,030	1,714,240	34,210
S&P 500 E Mini Futures	789	December 2013	66,358,232	66,051,135	(307,097)
S&P Mid Cap 400 E Mini Futures	17	December 2013	2,084,738	2,109,020	24,282
S&P TSX 60 Index Futures	12	December 2013	1,695,520	1,702,053	6,533
SPI 200 Futures	10	December 2013	1,228,653	1,218,134	(10,519)
TOPIX Index Futures	32	December 2013	3,761,867	3,895,213	133,346

Sold Contracts
Hang Seng Index Futures	4	October 2013	598,107	590,080	8,027
U.S. T-Bond 30 Yr Futures	18	December 2013	2,347,011	2,400,750	(53,739)
U.S. T-Note 5 Yr Futures	10	December 2013	1,198,265	1,210,469	(12,204)
U.S. T-Note 10 Yr (CBT) Futures	116	December 2013	14,341,533	14,661,313	(319,780)

					$(562,601)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2013	Unrealized Appreciation/ (Depreciation)
Buy Contracts
BNP Paribas SA:
Euro settling 11/15/13	2,227	$2,983,596	$3,013,139	$29,543
Swiss Franc settling 11/15/13	663	722,763	733,381	10,618
Deutsche Bank AG London:
Great British Pound settling 11/15/13	945	1,467,726	1,529,346	61,620

2013 Annual Report	59

Schedule of Investments (continued)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2013	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Capital Markets LP:
Australian Dollar settling 11/15/13	1,670	$1,489,641	$1,553,467	$63,826
Morgan Stanley & Co., Inc.:
Euro settling 11/15/13	275	367,381	372,076	4,695
Royal Bank of Scotland PLC:
Japanese Yen settling 11/15/13	247,560	2,547,857	2,519,160	(28,697)
State Street Bank & Trust Co.:
Canadian Dollar settling 11/15/13	1,089	1,054,691	1,056,060	1,369
Swiss Franc settling 11/15/13	262	282,669	289,813	7,144
UBS AG:
Great British Pound settling 11/15/13	396	612,325	640,869	28,544

Sale Contracts
Barclays Bank PLC Wholesale:
Euro settling 11/15/13	344	459,216	465,433	(6,217)
BNP Paribas SA:
Australian Dollar settling 11/15/13	848	777,879	788,826	(10,947)
Euro settling 11/15/13	391	518,542	529,024	(10,482)
Goldman Sachs Capital Markets LP:
Japanese Yen settling 11/15/13	39,708	411,180	404,066	7,114
State Street Bank & Trust Co.:
Euro settling 11/15/13	172	228,642	232,717	(4,075)

				$154,055

TOTAL RETURN SWAPS (See Note 3)
Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	MSCI AC Far East Ex Japan Index	12,767	0.41%	$4,450	11/17/14	Bank of America, NA	$(77,413)
Receive	MSCI Daily TR Net Ex USA USD	35,393	0.40%	6,614	5/15/14	Deutsche Bank AG, London	111,162
Receive	MSCI Emerging Markets Index	7,542	1.00%	2,923	7/31/14	Deutsche Bank AG, London	117,429
Receive	MSCI Daily TR Gross Ex USA USD	18,139	0.60%	8,936	1/15/14	JPMorgan Chase Bank, NA	20,824

							$172,002

+	To obtain a copy of the fund’s financial statements, please go to the Securities Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.
++	The fund’s portfolio breakdown excludes derivative exposure and is expressed as approximate percentages of the fund’s total net assets, based on the Adviser’s internal classification.
(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $1,327,032.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the market value of this security amounted to $414,524 or 0.1% of net assets.
(c)	One contract relates to 10 shares.
(d)	Non-income producing security.
(e)	One contract relates to 100 shares.
(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of September 30, 2013, the Fund held 10.6% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Currency Abbreviation:

USD—United States Dollar

Glossary:

AC—All Country

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CBT—Chicago Board of Trade

60	Sanford C. Bernstein Fund, Inc.

COP—Certificate of Participation

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

GO—General Obligation

IDA—Industrial Development Authority/Agency

MSCI—Morgan Stanley Capital International

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring Financial Guaranty Insurance Company

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

UDC—Urban Development Corporation

UFSD—Union Free School District

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

2013 Annual Report	61

Statement of Assets and Liabilities—September 30, 2013

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO		OVERLAY B PORTFOLIO

ASSETS
Investments in securities at value
Unaffiliated issuers	$1,115,409,750	$2,709,020,885		$751,384,219
Affiliated issuers (a)	553,157,675	682,868,934		272,797,922
Foreign currencies, at value (b)	1,079,729	2,902,823		2,560,011
Cash (c)	436,815	0		11,557,691
Receivables:
Dividends and interest	1,754,799	4,202,162		4,884,393
Foreign withholding tax reclaims	233,872	589,972		720
Investment securities sold and foreign currency transactions	8,259,053	16,608,784		0
Capital shares sold	1,480,027	1,826,080		699,505
Terminated total return swaps	0	2,224,206		0
Unrealized appreciation of forward currency exchange contracts	3,899,385	7,876,506		1,506,813
Unrealized appreciation of total return swaps	0	1,295,986		59,832

Total assets	1,685,711,105	3,429,416,338		1,045,451,106

LIABILITIES
Due to custodian	0	697,363		231,062
Payables:
Investment securities purchased and foreign currency transactions	2,030,022	9,701,776		497,250
Capital shares redeemed	3,299,872	3,105,129		1,083,050
Management fee	1,150,296	2,336,303		512,994
Margin owed to broker on futures	988,402	1,928,171		1,823,155
Shareholder servicing fee	207,807	397,795		96,865
Transfer Agent fee	10,177	15,032		10,096
Accrued expenses	202,311	246,769		144,823
Unrealized depreciation of forward currency exchange contracts	3,586,387	7,201,840		7,155,867
Unrealized depreciation of total return swaps	1,154,289	1,855,294		344,270
Collateral received from broker	670,000	0		570,000

Total liabilities	13,299,563	27,485,472		12,469,432

NET ASSETS	$1,672,411,542	$3,401,930,866		$1,032,981,674

Cost of investments
Unaffiliated issuers	$953,513,292	$2,269,281,451		$760,820,984
Affiliated issuers	$560,650,194	$682,868,934		$274,112,245
NET ASSETS CONSIST OF:
Capital stock, at par	$140,350	$274,218		$92,828
Additional paid-in capital	1,519,558,073	2,993,890,910		972,514,238
Undistributed net investment income	24,090,017	21,065,069		22,981,267
Accumulated net realized gain (loss) on investment and foreign currency transactions	(28,028,143)	(59,838,306)		55,418,703
Net unrealized appreciation/depreciation of:
Investments, futures, swap and options written transactions	156,315,714	445,775,156	†	(12,454,215)
Foreign currency denominated assets and liabilities	335,531	763,819		(5,571,147)

	$1,672,411,542	$3,401,930,866		$1,032,981,674

(a) Includes investment of cash collateral of $670,000, $0, $570,000, respectively, received from broker for OTC derivatives outstanding at September 30, 2013.

(b) Cost: $1,076,926, $2,862,518 and $2,549,114, respectively. (Note 1)

(c) An amount of $11,557,691 has been segregated to collateralize margin requirements for the open futures at September 30, 2013 for the Overlay B Portfolio.

† Net of accrued foreign capital gains taxes of $1,604.

See Notes to Financial Statements.

62	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

NET ASSET VALUE PER SHARE
Class 1 Shares
Net Assets	$1,358,990,616	$2,609,140,056	$845,566,108
Shares of capital stock outstanding	114,096,566	210,444,551	75,993,694

Net asset value, offering and redemption price per share	$11.91	$12.40	$11.13

Class 2 Shares
Net Assets	$313,420,926	$792,790,810	$187,415,566
Shares of capital stock outstanding	26,253,654	63,773,691	16,834,446

Net asset value, offering and redemption price per share	$11.94	$12.43	$11.13

2013 Annual Report	63

Statement of Assets and Liabilities—September 30, 2013 (continued)

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

ASSETS
Investments in securities at value
Unaffiliated issuers	$1,232,978,001	$323,178,549	$271,023,620
Affiliated issuers (a)	373,026,379	153,280,960	87,209,931
Cash (b)(c)	27,730,659	7,631,469	6,131,905
Receivables:
Dividends and interest	15,103,994	4,015,567	3,532,837
Investment securities sold	8,309,710	0	0
Capital shares sold	645,076	299,660	412,201
Terminated total return swaps	0	3,975	0
Unrealized appreciation of total return swaps	1,126,941	303,364	249,415
Unrealized appreciation of forward currency exchange contracts	983,853	286,286	214,473

Total assets	1,659,904,613	488,999,830	368,774,382

LIABILITIES
Due to custodian	297,168	91,943	63,842
Payables:
Investment securities purchased	0	8,967,878	0
Margin owed to broker on futures	3,104,187	919,955	683,769
Capital shares redeemed	1,927,497	513,672	38,298
Management fee	819,211	236,168	181,053
Shareholder servicing fee	131,475	33,311	35,401
Transfer Agent fee	8,650	3,105	3,128
Accrued expenses	154,323	93,215	90,439
Collateral received from broker	2,190,000	320,000	290,000
Unrealized depreciation of total return swaps	362,184	100,029	77,413
Unrealized depreciation of forward currency exchange contracts	270,459	64,960	60,418

Total liabilities	9,265,154	11,344,236	1,523,761

NET ASSETS	$1,650,639,459	$477,655,594	$367,250,621

Cost of investments
Unaffiliated issuers	$1,213,869,389	$320,630,015	$268,912,628
Affiliated issuers	$373,026,379	$153,280,960	$87,209,931

NET ASSETS CONSIST OF:
Capital stock, at par	$145,026	$42,121	$32,628
Additional paid-in capital	1,509,936,063	441,598,016	339,040,882
Undistributed net investment income	19,968,476	4,387,345	3,813,097
Accumulated net realized gain on investment and foreign currency transactions	102,667,127	28,903,784	22,489,566
Net unrealized appreciation/depreciation of:
Investments, futures, swap and options written transactions	17,209,373	2,503,002	1,720,393
Foreign currency denominated assets and liabilities	713,394	221,326	154,055

	$1,650,639,459	$477,655,594	$367,250,621

(a) Includes investment of cash collateral of $2,190,000, $320,000 and $290,000, respectively, received from broker for OTC derivatives outstanding at September 30, 2013.

(b) Amounts of $19,364,659, $5,437,469 and $4,243,905, respectively, have been segregated to collateralize margin requirements for open futures contracts outstanding at September 30, 2013.

(c) Amounts of $8,366,000, $2,194,000 and $1,888,000, respectively, have been segregated to collateralize exchange-traded derivatives outstanding at September 30, 2013.

See Notes to Financial Statements.

64	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

NET ASSET VALUE PER SHARE
Class 1 Shares
Net Assets	$1,147,060,519	$291,548,229	$311,104,819
Shares of capital stock outstanding	100,847,147	25,726,652	27,649,954

Net asset value, offering and redemption price per share	$11.37	$11.33	$11.25

Class 2 Shares
Net Assets	$503,578,940	$186,107,365	$56,145,802
Shares of capital stock outstanding	44,179,173	16,394,347	4,978,158

Net asset value, offering and redemption price per share	$11.40	$11.35	$11.28

See Notes to Financial Statements.

2013 Annual Report	65

Statement of Operations—for the year ended September 30, 2013

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO
INVESTMENT INCOME
Income:
Interest	$24,341	$54,104	$12,126,097
Dividends
Unaffiliated issuers (net of foreign withholding taxes of $680,447, $1,598,275 and $7,360, respectively)	21,911,218	48,625,288	2,097,561
Affiliated issuers	5,775,857	566,867	253,424

Total income	27,711,416	49,246,259	14,477,082

Expenses:
Management fee (see Note 2A)	13,828,944	27,507,826	6,789,830
Shareholder servicing fee (see Note 2B)	2,553,392	4,710,211	1,289,967
Custodian fee	347,434	396,567	247,726
Transfer Agent fee—Class 1	64,699	87,909	63,460
Transfer Agent fee—Class 2	13,188	26,185	13,627
Auditing and tax fees	98,658	93,074	98,658
Directors’ fees and expenses	69,184	137,177	47,139
Registration fees	36,888	64,264	26,448
Legal fees	31,394	61,041	22,924
Printing fees	20,143	27,801	20,074
Miscellaneous	110,879	161,706	56,153

Total expenses	17,174,803	33,273,761	8,676,006

Net investment income	10,536,613	15,972,498	5,801,076

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain(loss) on:
Investment transactions (a)	26,079,999	54,649,452	(1,947,449)
Futures	58,924,113	91,260,592	58,165,453
Options written	(2,140,540)	(3,977,507)	(641,959)
Swaps	15,422,314	13,065,823	8,304,104
Foreign currency transactions	12,887,916	29,359,798	33,506,800

Net realized gain on investment and foreign currency transactions	111,173,802	184,358,158	97,386,949

Net change in unrealized appreciation/depreciation of:
Investments (b)	102,072,240	289,805,411	(53,784,297)
Futures	5,884,962	6,420,794	1,983,060
Options written	(267,051)	(668,111)	0
Swaps	(4,046,433)	(559,308)	(262,507)
Foreign currency denominated assets and liabilities	(1,057,445)	1,162,971	(5,941,677)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	102,586,273	296,161,757	(58,005,421)

Net realized and unrealized gain on investment and foreign currency transactions	213,760,075	480,519,915	39,381,528

Contributions from Adviser (see Note 2A)	87	409	569

Net increase in net assets resulting from operations	$224,296,775	$496,492,822	$45,183,173

(a) Net of foreign capital gains taxes of $27,511, $63,852 and $512, respectively.

(b) Net of decrease in accrued foreign capital gains taxes of $10,081, $30,450 and $2,067, respectively.

See Notes to Financial Statements.

66	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$30,521,073	$7,370,132	$6,129,758
Dividends
Unaffiliated issuers	759,200	200,546	172,896
Affiliated issuers	408,547	143,586	95,756

Total income	31,688,820	7,714,264	6,398,410

Expenses:
Management fee (see Note 2A)	10,788,284	2,978,204	2,387,316
Shareholder servicing fee (see Note 2B)	1,708,364	425,756	463,288
Custodian fee	223,978	140,676	130,856
Transfer Agent fee—Class 1	45,347	13,814	19,175
Transfer Agent fee—Class 2	20,690	8,489	3,620
Auditing and tax fees	90,627	90,643	90,624
Directors’ fees and expenses	74,729	20,408	16,373
Registration fees	66,834	20,605	20,775
Legal fees	36,499	10,588	11,196
Printing fees	16,810	2,246	3,144
Recoupment of previously reimbursed expenses	0	18,411	17,000
Miscellaneous	73,114	33,975	26,368

Total expenses	13,145,276	3,763,815	3,189,735

Net investment income	18,543,544	3,950,449	3,208,675

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(7,361,393)	(262,167)	(1,455,261)
Futures	94,454,462	25,121,527	20,483,742
Options written	(1,013,765)	(273,987)	(226,683)
Swaps	15,816,212	4,128,935	3,579,977
Foreign currency transactions	4,178,534	1,087,337	926,758

Net realized gain on investment and foreign currency transactions	106,074,050	29,801,645	23,308,533

Net change in unrealized appreciation/depreciation of:
Investments	(44,871,134)	(13,311,054)	(9,813,561)
Futures	3,588,459	1,359,292	829,292
Swaps	(2,322,594)	(615,089)	(540,221)
Foreign currency denominated assets and liabilities	(817,353)	(168,655)	(186,427)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(44,422,622)	(12,735,506)	(9,710,917)

Net realized and unrealized gain on investment and foreign currency transactions	61,651,428	17,066,139	13,597,616

Net increase in net assets resulting from operations	$80,194,972	$21,016,588	$16,806,291

See Notes to Financial Statements.

2013 Annual Report	67

Statement of Changes in Net Assets

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$10,536,613	$7,234,897	$15,972,498	$13,077,848
Net realized gain (loss) on investment and foreign currency transactions	111,173,802	(86,017,278)	184,358,158	(186,072,536)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	102,586,273	136,579,863	296,161,757	232,784,145
Contributions from Adviser (see Note 2A)	87	0	409	0

Net increase in net assets resulting from operations	224,296,775	57,797,482	496,492,822	59,789,457

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(10,934,484)	(15,204,350)	(11,579,810)	(6,399,825)
Distributions from net realized gain on investment transactions (a)	0	(111,774,055)	0	(101,210,870)

Total dividends and distributions to shareholders	(10,934,484)	(126,978,405)	(11,579,810)	(107,610,695)

Capital-share transactions
Net proceeds from sales of shares	337,346,133	388,375,187	731,558,062	786,886,218
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	9,629,601	125,633,186	8,756,765	106,287,048

Total proceeds from shares sold	346,975,734	514,008,373	740,314,827	893,173,266
Cost of shares redeemed	(344,108,214)	(381,864,446)	(656,117,461)	(659,783,288)

Net increase in net assets from capital-share transactions	2,867,520	132,143,927	84,197,366	233,389,978

Net increase in net assets	216,229,811	62,963,004	569,110,378	185,568,740

NET ASSETS:
Beginning of period	1,456,181,731	1,393,218,727	2,832,820,488	2,647,251,748

End of period (b)	$1,672,411,542	$1,456,181,731	$3,401,930,866	$2,832,820,488

(b) Includes undistributed net investment income of:	$24,090,017	$2,041,552	$21,065,069	$11,011,243

(a) See page 71 for share class information on dividend distributions for the Overlay A and Tax-Aware Overlay A Portfolios.

See Notes to Financial Statements.

68	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$5,801,076	$7,161,289	$18,543,544	$16,098,868
Net realized gain on investment and foreign currency transactions	97,386,949	43,005,280	106,074,050	30,448,243
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets	(58,005,421)	1,976,151	(44,422,622)	43,472,546
Contributions from Adviser (see Note 2A)	569	0	0	0

Net increase in net assets resulting from operations	45,183,173	52,142,720	80,194,972	90,019,657

Dividends and distributions to shareholders:
Dividends from net investment income(a)	(13,398,142)	(21,902,507)	(16,836,939)	(12,741,012)
Distributions from net realized gain on investment transactions(a)	(17,023,705)	(8,152,070)	(10,412,955)	(6,919,875)

Total dividends and distributions to shareholders	(30,421,847)	(30,054,577)	(27,249,894)	(19,660,887)

Capital-share transactions
Net proceeds from sales of shares	216,660,387	351,787,200	364,469,753	509,309,823
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	28,084,118	27,718,372	22,742,041	17,531,014

Total proceeds from shares sold	244,744,505	379,505,572	387,211,794	526,840,837
Cost of shares redeemed	(289,795,218)	(264,339,340)	(501,654,393)	(445,931,743)

Net increase (decrease) in net assets from capital-share transactions	(45,050,713)	115,166,232	(114,442,599)	80,909,094

Net increase (decrease) in net assets	(30,289,387)	137,254,375	(61,497,521)	151,267,864

NET ASSETS:
Beginning of period	1,063,271,061	926,016,686	1,712,136,980	1,560,869,116

End of period (b)	$1,032,981,674	$1,063,271,061	$1,650,639,459	$1,712,136,980

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$22,981,267	$(10,611,851)	$19,968,476	$11,904,534

(a) See page 72 for share class information on dividend distributions for the Overlay B and Tax-Aware Overlay B Portfolios.

See Notes to Financial Statements.

2013 Annual Report	69

Statement of Changes in Net Assets (continued)

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$3,950,449	$3,777,185	$3,208,675	$2,861,548
Net realized gain on investment and foreign currency transactions	29,801,645	7,627,556	23,308,533	6,963,080
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(12,735,506)	11,602,396	(9,710,917)	8,993,849

Net increase in net assets resulting from operations	21,016,588	23,007,137	16,806,291	18,818,477

Dividends and distributions to shareholders:
Dividends from net investment income(a)	(3,850,926)	(3,004,313)	(2,820,855)	(2,487,769)
Distributions from net realized gain on investment transactions(a)	(2,502,478)	(1,450,089)	(2,658,810)	(1,491,811)

Total dividends and distributions to shareholders	(6,353,404)	(4,454,402)	(5,479,665)	(3,979,580)

Capital-share transactions
Net proceeds from sales of shares	101,026,909	92,338,277	73,423,988	95,992,997
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	5,393,253	4,080,628	4,829,064	3,568,738

Total proceeds from shares sold	106,420,162	96,418,905	78,253,052	99,561,735
Cost of shares redeemed	(76,689,733)	(76,782,382)	(98,857,034)	(76,038,777)

Net increase (decrease) in net assets from capital-share transactions	29,730,429	19,636,523	(20,603,982)	23,522,958

Net increase (decrease) in net assets	44,393,613	38,189,258	(9,277,356)	38,361,855

NET ASSETS:
Beginning of period	433,261,981	395,072,723	376,527,977	338,166,122

End of period (b)	$477,655,594	$433,261,981	$367,250,621	$376,527,977

(b) Includes undistributed net investment income of:	$4,387,345	$2,652,497	$3,813,097	$1,973,244

(a) See page 73 for share class information on dividend distributions for the Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios.

See Notes to Financial Statements.

70	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Dividends and Distributions to shareholders:
Dividends from net investment income
Class 1	$(8,761,224)	$(12,414,507)	$(7,916,195)	$(4,038,646)
Class 2	(2,173,260)	(2,789,843)	(3,663,615)	(2,361,179)

	$(10,934,484)	$(15,204,350)	$(11,579,810)	$(6,399,825)

Distributions from net realized gain on investment transactions
Class 1	$0	$(93,702,538)	$0	$(77,887,028)
Class 2	0	(18,071,517)	0	(23,323,842)

	$0	$(111,774,055)	$0	$(101,210,870)

See Notes to Financial Statements.

2013 Annual Report	71

Statement of Changes in Net Assets (continued)

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Dividends and Distributions to shareholders:
Dividends from net investment income
Class 1	$(10,796,963)	$(18,327,566)	$(10,995,194)	$(7,997,860)
Class 2	(2,601,179)	(3,574,941)	(5,841,745)	(4,743,152)

	$(13,398,142)	$(21,902,507)	$(16,836,939)	$(12,741,012)

Distributions from net realized gain on investment transactions
Class 1	$(14,137,031)	$(6,882,188)	$(7,061,134)	$(4,598,758)
Class 2	(2,886,674)	(1,269,882)	(3,351,821)	(2,321,117)

	$(17,023,705)	$(8,152,070)	$(10,412,955)	$(6,919,875)

See Notes to Financial Statements.

72	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Dividends and Distributions to shareholders:
Dividends from net investment income
Class 1	$(2,263,700)	$(1,721,770)	$(2,327,337)	$(2,066,939)
Class 2	(1,587,226)	(1,282,543)	(493,518)	(420,830)

	$(3,850,926)	$(3,004,313)	$(2,820,855)	$(2,487,769)

Distributions from net realized gain on investment transactions
Class 1	$(1,550,142)	$(896,263)	$(2,243,216)	$(1,274,140)
Class 2	(952,336)	(553,826)	(415,594)	(217,671)

	$(2,502,478)	$(1,450,089)	$(2,658,810)	$(1,491,811)

See Notes to Financial Statements.

2013 Annual Report	73

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY A PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.37	$10.94	$10.87	$10.00

Income from investment operations:
Investment income, net†	0.07	0.05	0.03	0.02	(b)
Net realized and unrealized gain on investment and foreign currency transactions	1.55	0.36	0.25	0.85
Contributions from Adviser	0.00 (c)	0	0	0

Total from investment operations	1.62	0.41	0.28	0.87

Less dividends and distributions:
Dividends from net investment income	(0.08)	(0.11)	(0.05)	0
Distributions from net realized gain on investment transactions	0	(0.87)	(0.16)	0

Total dividends and distributions	(0.08)	(0.98)	(0.21)	0

Net asset value, end of period	$11.91	$10.37	$10.94	$10.87

Total return (d)	15.69%	4.08%	2.51%	8.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,358,991	$1,218,127	$1,178,056	$763,900
Average net assets (000 omitted)	$1,276,696	$1,215,244	$1,029,460	$384,476
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15%	1.16%	1.17%	1.20%	*+
Expenses, before waivers/reimbursement	1.15%	1.16%	1.17%	1.27%	*+
Net investment income	0.65%	0.47%	0.29%	0.26%	*+(b)
Portfolio turnover rate	165%	99%	70%	29%

See Footnote Summary on page 85.

See Notes to Financial Statements.

74	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.39	$10.96	$10.88	$10.00

Income from investment operations:
Investment income, net†	0.10	0.07	0.06	0.03	(b)
Net realized and unrealized gain on investment and foreign currency transactions	1.55	0.36	0.24	0.85
Contributions from Adviser	0.00 (c)	0	0	0

Total from investment operations	1.65	0.43	0.30	0.88

Less dividends and distributions:
Dividends from net investment income	(0.10)	(0.13)	(0.06)	0
Distributions from net realized gain on investment transactions	0	(0.87)	(0.16)	0

Total dividends and distributions	(0.10)	(1.00)	(0.22)	0

Net asset value, end of period	$11.94	$10.39	$10.96	$10.88

Total return (d)	15.99%	4.26%	2.72%	8.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$313,421	$238,054	$215,163	$103,467
Average net assets (000 omitted)	$259,853	$238,644	$168,369	$51,153
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.95%	0.96%	0.97%	1.00%	*+
Expenses, before waivers/reimbursement	0.95%	0.96%	0.97%	1.10%	*+
Net investment income	0.86%	0.66%	0.51%	0.42%	*+(b)
Portfolio turnover rate	165%	99%	70%	29%

See Footnote Summary on page 85.

See Notes to Financial Statements.

2013 Annual Report	75

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.57	$10.75	$10.74	$10.00

Income from investment operations:
Investment income (loss), net†	0.05	0.04	0.03	(0.00	) (b)(c)
Net realized and unrealized gain on investment and foreign currency transactions	1.82	0.21	0.12	0.74
Contributions from Adviser	0.00 (c)	0	0.00 (c)	0

Total from investment operations	1.87	0.25	0.15	0.74

Less dividends and distributions:
Dividends from net investment income	(0.04)	(0.02)	0	0
Distributions from net realized gain on investment transactions	0	(0.41)	(0.14)	0

Total dividends and distributions	(0.04)	(0.43)	(0.14)	0

Net asset value, end of period	$12.40	$10.57	$10.75	$10.74

Total return (d)	17.74%	2.38%	1.33%	7.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$2,609,140	$2,183,824	$2,039,576	$1,358,482
Average net assets (000 omitted)	$2,355,106	$2,171,291	$1,888,892	$671,456
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.13%	1.14%	1.14%	1.20%	*+
Expenses, before waivers/reimbursement	1.13%	1.14%	1.14%	1.23%	*+
Net investment income (loss)	0.48%	0.42%	0.24%	(0.01)%	*+(b)
Portfolio turnover rate	150%	86%	71%	37%

See Footnote Summary on page 85.

See Notes to Financial Statements.

76	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.60	$10.78	$10.76	$10.00

Income from investment operations:
Investment income, net†	0.08	0.07	0.05	0.01	(b)
Net realized and unrealized gain on investment and foreign currency transactions	1.81	0.20	0.12	0.75
Contributions from Adviser	0.00 (c)	0	0.00 (c)	0

Total from investment operations	1.89	0.27	0.17	0.76

Less dividends and distributions:
Dividends from net investment income	(0.06)	(0.04)	(0.01)	0
Distributions from net realized gain on investment transactions	0	(0.41)	(0.14)	0

Total dividends and distributions	(0.06)	(0.45)	(0.15)	0

Net asset value, end of period	$12.43	$10.60	$10.78	$10.76

Total return (d)	17.94%	2.57%	1.51%	7.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$792,791	$648,996	$607,676	$347,555
Average net assets (000 omitted)	$701,320	$653,109	$531,588	$160,224
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.93%	0.94%	0.95%	1.00%	*+
Expenses, before waivers/reimbursement	0.93%	0.94%	0.95%	1.04%	*+
Net investment income	0.68%	0.62%	0.45%	0.19%	*+(b)
Portfolio turnover rate	150%	86%	71%	37%

See Footnote Summary on page 85.

See Notes to Financial Statements.

2013 Annual Report	77

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY B PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.98	$10.75	$10.83	$10.00

Income from investment operations:
Investment income, net†	0.06	0.07	0.11	0.06	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.41	0.50	0.17	0.77
Contributions from Adviser	0.00 (c)	0	0	0.00	(c)

Total from investment operations	0.47	0.57	0.28	0.83

Less dividends and distributions:
Dividends from net investment income	(0.14)	(0.25)	(0.08)	0
Distributions from net realized gain on investment transactions	(0.18)	(0.09)	(0.28)	0

Total dividends and distributions	(0.32)	(0.34)	(0.36)	0

Net asset value, end of period	$11.13	$10.98	$10.75	$10.83

Total return (d)	4.40%	5.39%	2.66%	8.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$845,566	$861,886	$780,228	$557,549
Average net assets (000 omitted)	$859,978	$841,055	$711,857	$278,747
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.86%	0.87%	0.87%	0.90%	*+
Expenses, before waivers/reimbursement	0.86%	0.87%	0.87%	0.98%	*+
Net investment income	0.53%	0.68%	1.02%	0.92%	*+(b)
Portfolio turnover rate	138%	111%	98%	38%

See Footnote Summary on page 85.

See Notes to Financial Statements.

78	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.99	$10.76	$10.83	$10.00

Income from investment operations:
Investment income, net†	0.07	0.09	0.13	0.07	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.41	0.49	0.17	0.76
Contributions from Adviser	0.00 (c)	0	0	0.00	(c)

Total from investment operations	0.48	0.58	0.30	0.83

Less dividends and distributions:
Dividends from net investment income	(0.16)	(0.26)	(0.09)	0
Distributions from net realized gain on investment transactions	(0.18)	(0.09)	(0.28)	0

Total dividends and distributions	(0.34)	(0.35)	(0.37)	0

Net asset value, end of period	$11.13	$10.99	$10.76	$10.83

Total return (d)	4.55%	5.53%	2.85%	8.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$187,416	$201,385	$145,789	$84,559
Average net assets (000 omitted)	$184,611	$178,148	$127,585	$43,708
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.71%	0.72%	0.73%	0.75%	*+
Expenses, before waivers/reimbursement	0.71%	0.72%	0.73%	0.86%	*+
Net investment income	0.67%	0.82%	1.18%	1.06%	*+(b)
Portfolio turnover rate	138%	111%	98%	38%

See Footnote Summary on page 85.

See Notes to Financial Statements.

2013 Annual Report	79

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$11.01	$10.55	$10.62	$10.00

Income from investment operations:
Investment income, net†	0.12	0.10	0.08	0.02	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.42	0.49	0.20	0.60

Total from investment operations	0.54	0.59	0.28	0.62

Less dividends and distributions:
Dividends from net investment income	(0.11)	(0.08)	(0.03)	0
Distributions from net realized gain on investment transactions	(0.07)	(0.05)	(0.32)	0

Total dividends and distributions	(0.18)	(0.13)	(0.35)	0

Net asset value, end of period	$11.37	$11.01	$10.55	$10.62

Total return (d)	4.96%	5.60%	2.61%	6.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,147,060	$1,143,322	$1,033,989	$660,484
Average net assets (000 omitted)	$1,138,909	$1,117,359	$878,207	$333,447
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.84%	0.84%	0.86%	0.90%	*+
Expenses, before waivers/reimbursement	0.84%	0.84%	0.86%	0.97%	*+
Net investment income	1.07%	0.91%	0.71%	0.40%	*+ (b)
Portfolio turnover rate	67%	21%	15%	26%

See Footnote Summary on page 85.

See Notes to Financial Statements.

80	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$11.03	$10.57	$10.63	$10.00

Income from investment operations:
Net investment income, net†	0.14	0.12	0.09	0.03	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.42	0.48	0.20	0.60

Total from investment operations	0.56	0.60	0.29	0.63

Less dividends and distributions:
Dividends from net investment income	(0.12)	(0.09)	(0.03)	0
Distributions from net realized gain on investment transactions	(0.07)	(0.05)	(0.32)	0

Total dividends and distributions	(0.19)	(0.14)	(0.35)	0

Net asset value, end of period	$11.40	$11.03	$10.57	$10.63

Total return (d)	5.17%	5.73%	2.80%	6.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$503,579	$568,815	$526,880	$297,618
Average net assets (000 omitted)	$520,827	$558,652	$443,050	$136,271
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.69%	0.69%	0.71%	0.75%	*+
Expenses, before waivers/reimbursement	0.69%	0.69%	0.71%	0.84%	*+
Net investment income	1.22%	1.06%	0.86%	0.55%	*+ (b)
Portfolio turnover rate	67%	21%	15%	26%

See Footnote Summary on page 85.

See Notes to Financial Statements.

2013 Annual Report	81

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.98	$10.50	$10.66	$10.00

Income from investment operations:
Investment income, net†	0.09	0.09	0.07	0.02	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.41	0.50	0.15	0.64

Total from investment operations	0.50	0.59	0.22	0.66

Less dividends and distributions:
Dividends from net investment income	(0.09)	(0.07)	(0.02)	0
Distributions from net realized gain on investment transactions	(0.06)	(0.04)	(0.36)	0

Total dividends and distributions	(0.15)	(0.11)	(0.38)	0

Net asset value, end of period	$11.33	$10.98	$10.50	$10.66

Total return (d)	4.65%	5.67%	2.13%	6.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$291,548	$272,315	$243,235	$171,603
Average net assets (000 omitted)	$283,838	$262,729	$219,646	$87,845
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.88%	0.89%	0.89%	0.90%	*+
Expenses, before waivers/reimbursement	0.88%	0.89%	0.89%	1.06%	*+
Net investment income	0.81%	0.83%	0.62%	0.32%	*+(b)
Portfolio turnover rate	82%	19%	13%	33%

See Footnote Summary on page 85.

See Notes to Financial Statements.

82	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.99	$10.51	$10.67	$10.00

Income from investment operations:
Investment income, net†	0.11	0.11	0.08	0.03	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.42	0.50	0.15	0.64

Total from investment operations	0.53	0.61	0.23	0.67

Less dividends and distributions:
Dividends from net investment income	(0.11)	(0.09)	(0.03)	0
Distributions from net realized gain on investment transactions	(0.06)	(0.04)	(0.36)	0

Total dividends and distributions	(0.17)	(0.13)	(0.39)	0

Net asset value, end of period	$11.35	$10.99	$10.51	$10.67

Total return (d)	4.86%	5.81%	2.21%	6.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$186,108	$160,947	$151,838	$68,459
Average net assets (000 omitted)	$174,348	$162,199	$100,484	$35,401
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.73%	0.74%	0.74%	0.75%	*+
Expenses, before waivers/reimbursement	0.73%	0.74%	0.74%	0.96%	*+
Net investment income	0.95%	0.98%	0.79%	0.47%	*+(b)
Portfolio turnover rate	82%	19%	13%	33%

See Footnote Summary on page 85.

See Notes to Financial Statements.

2013 Annual Report	83

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.91	$10.47	$10.63	$10.00

Income from investment operations:
Investment income, net†	0.09	0.08	0.06 (b)	0.01	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.41	0.48	0.17	0.62

Total from investment operations	0.50	0.56	0.23	0.63

Less dividends and distributions:
Dividends from net investment income	(0.08)	(0.07)	(0.02)	0
Distributions from net realized gain on investment transactions	(0.08)	(0.05)	(0.37)	0

Total dividends and distributions	(0.16)	(0.12)	(0.39)	0

Net asset value, end of period	$11.25	$10.91	$10.47	$10.63

Total return (d)	4.67%	5.37%	2.20%	6.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$311,105	$314,941	$290,436	$187,654
Average net assets (000 omitted)	$308,859	$309,928	$250,755	$93,386
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.89%	0.89%	0.90%	0.90%	*+
Expenses, before waivers/reimbursement	0.89%	0.89%	0.91%	1.08%	*+
Net investment income	0.85%	0.75%	0.59% (b)	0.18%	*+(b)
Portfolio turnover rate	72%	29%	14%	39%

See Footnote Summary on page 85.

See Notes to Financial Statements

84	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.93	$10.49	$10.64	$10.00

Income from investment operations:
Investment income, net†	0.11	0.10	0.08 (b)	0.02	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.42	0.47	0.17	0.62

Total from investment operations	0.53	0.57	0.25	0.64

Less dividends and distributions:
Dividends from net investment income	(0.10)	(0.08)	(0.03)	0
Distributions from net realized gain on investment transactions	(0.08)	(0.05)	(0.37)	0

Total dividends and distributions	(0.18)	(0.13)	(0.40)	0

Net asset value, end of period	$11.28	$10.93	$10.49	$10.64

Total return (d)	4.87%	5.50%	2.38%	6.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$56,146	$61,587	$47,730	$32,066
Average net assets (000 omitted)	$58,420	$57,931	$41,437	$16,930
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.74%	0.74%	0.75%	0.75%	*+
Expenses, before waivers/reimbursement	0.74%	0.74%	0.76%	1.05%	*+
Net investment income	1.00%	0.90%	0.73% (b)	0.33%	*+(b)
Portfolio turnover rate	72%	29%	14%	39%

*	Annualized.
†	Based on average shares outstanding.
+	The ratio includes expenses attributable to costs of proxy solicitation.
(a)	Commencement of operations.
(b)	Net of fees waived/reimbursed by the Adviser.
(c)	Amount is less than $.005.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

See Notes to Financial Statements.

2013 Annual Report	85

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 18 portfolios (hereafter collectively referred to as the “Portfolios” and individually the “Portfolio”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED
International	International Class, Class A, Class B and Class C
Tax-Managed International	Tax-Managed International Class, Class A, Class B and Class C
Emerging Markets	Emerging Markets Class

FIXED INCOME MUNICIPAL PORTFOLIOS
Short Duration New York Municipal	Short Duration New York Municipal Class
Short Duration California Municipal	Short Duration California Municipal Class
Short Duration Diversified Municipal	Short Duration Diversified Municipal Class

INTERMEDIATE MUNICIPAL PORTFOLIOS
New York Municipal	Municipal Class, Class A, Class B and Class C
California Municipal	Municipal Class, Class A, Class B and Class C
Diversified Municipal	Municipal Class, Class A, Class B and Class C

FIXED INCOME TAXABLE PORTFOLIOS
U.S. Government Short Duration	U.S. Government Short Duration Class
Short Duration Plus Short	Duration Plus Class, Class A, Class B and Class C
Intermediate Duration	Intermediate Duration Class

OVERLAY PORTFOLIOS*
Overlay A	Class 1 and Class 2
Tax-Aware Overlay A	Class 1 and Class 2
Overlay B	Class 1 and Class 2
Tax-Aware Overlay B	Class 1 and Class 2
Tax-Aware Overlay C	Class 1 and Class 2
Tax-Aware Overlay N	Class 1 and Class 2

*	The Overlay Portfolios commenced operations on February 8, 2010.

Each Portfolio has its own investment objectives. Each class of shares has identical voting, dividend, liquidation and other rights, except that with respect to the International Equity, Fixed Income Municipal and Fixed Income Taxable Portfolios, the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. This report relates only to the Overlay Portfolios. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc.

86	Sanford C. Bernstein Fund, Inc.

(“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

2013 Annual Report	87

Notes to Financial Statements (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2013:

OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks:
Financials	$146,887,224	$51,203,479	$0	$198,090,703
Consumer Discretionary	147,672,300	42,614,660	0	190,286,960
Information Technology	135,680,387	12,789,458	0	148,469,845
Health Care	109,695,514	16,792,404	0	126,487,918
Industrials	81,018,201	30,281,267	0	111,299,468
Consumer Staples	69,461,152	26,099,897	0	95,561,049
Energy	68,860,912	8,795,377	0	77,656,289
Materials	20,786,103	14,824,636	0	35,610,739
Telecommunication Services	9,516,610	10,936,391	0	20,453,001
Utilities	3,108,361	5,213,897	0	8,322,258

88	Sanford C. Bernstein Fund, Inc.

OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investment Companies	$286,346,316	$0	$0	$286,346,316
Warrants	70,497	41,194	5,922,181	6,033,872
Options Purchased—Puts	0	1,595,937	0	1,595,937
Corporates—Non-Investment Grades	0	0	224,648	224,648
Rights	56,336	0	0	56,336
Short-Term Investments:			0
Investment Companies	358,072,180	0	0	358,072,180
U.S. Treasury Bills	0	3,999,906	0	3,999,906
Total Investments in Securities	1,437,232,093	225,188,503	6,146,829	1,668,567,425
Other Financial Instruments*:
Assets:
Futures	2,478,535	954,387	0	3,432,922	#
Forward Currency Exchange Contracts	0	3,899,385	0	3,899,385
Liabilities:
Futures	0	(365,254)	0	(365,254	)#
Forward Currency Exchange Contracts	0	(3,586,387)	0	(3,586,387)
Total Return Swaps	0	(1,154,289)	0	(1,154,289)
Total##	$1,439,710,628	$224,936,345	$6,146,829	$1,670,793,802

TAX-AWARE OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks:
Financials	$356,843,438	$131,168,818	$0	$488,012,256
Consumer Discretionary	359,014,824	108,293,751	0	467,308,575
Information Technology	317,694,632	31,602,510	0	349,297,142
Health Care	263,718,189	42,624,425	0	306,342,614
Industrials	199,576,871	76,736,079	0	276,312,950
Consumer Staples	154,683,523	66,391,806	0	221,075,329
Energy	160,761,650	22,823,104	0	183,584,754
Materials	52,518,252	37,093,040	0	89,611,292
Telecommunication Services	21,570,468	28,270,519	0	49,840,987
Utilities	7,652,234	13,329,579	0	20,981,813
Investment Companies	212,340,614	0	0	212,340,614
Warrants	176,992	104,570	15,109,056	15,390,618
Options Purchased—Puts	0	3,212,733	0	3,212,733
Corporates—Non-Investment Grades	0	0	567,260	567,260
Rights	143,233	0	0	143,233
Short-Term Investments:
Investment Companies	682,868,934	0	0	682,868,934
U.S. Treasury Bills	0	24,998,715	0	24,998,715
Total Investments in Securities	2,789,563,854	586,649,649	15,676,316	3,391,889,819

2013 Annual Report	89

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Other Financial Instruments*:
Assets:
Futures	$5,278,472	$1,964,609	$0	$7,243,081	#
Forward Currency Exchange Contracts	0	7,876,506	0	7,876,506
Total Return Swaps	0	1,295,986	0	1,295,986
Liabilities:
Futures	0	(643,986)	0	(643,986	)#
Forward Currency Exchange Contracts	0	(7,201,840)	0	(7,201,840)
Total Return Swaps	0	(1,855,294)	0	(1,855,294)
Total##	$2,794,842,326	$588,085,630	$15,676,316	$3,398,604,272

OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Governments—Treasuries	$0	$524,905,082	$0	$524,905,082
Investment Companies	68,689,101	0	0	68,689,101
Corporates—Investment Grades	0	61,851,126	0	61,851,126
Governments—Sovereign Agencies	0	54,954,728	0	54,954,728
Agencies	0	17,018,494	0	17,018,494
Commercial Mortgage-Backed Securities	0	16,671,847	0	16,671,847
Inflation-Linked Securities	0	14,443,510	0	14,443,510
Local Governments—Provincial Bonds	0	6,680,047	0	6,680,047
Collateralized Mortgage Obligations	0	0	6,084,587	6,084,587
Quasi-Sovereigns	0	1,901,696	0	1,901,696
Covered Bonds	0	1,832,760	0	1,832,760
Options Purchased—Puts	0	358,351	0	358,351
Short-Term Investments:			0
Investment Companies	239,791,023	0	0	239,791,023
U.S. Treasury Bills	0	8,999,789	0	8,999,789
Total Investments in Securities	308,480,124	709,617,430	6,084,587	1,024,182,141
Other Financial Instruments*:
Assets:
Futures	191,074	472,432	0	663,506	#
Forward Currency Exchange Contracts	0	1,506,813	0	1,506,813
Total Return Swaps	0	59,832	0	59,832
Liabilities:
Futures	(1,845,773)	(236,422)	0	(2,082,195	)#
Forward Currency Exchange Contracts	0	(7,155,867)	0	(7,155,867)
Total Return Swaps	0	(344,270)	0	(344,270)
Total++	$306,825,425	$703,919,948	$6,084,587	$1,016,829,960

90	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$1,065,930,419	$5,733,123	$1,071,663,542
Short-Term Municipal Notes	0	29,220,000	0	29,220,000
Corporates—Investment Grades	0	63,066,479	0	63,066,479
Investment Companies	52,925,941	0	0	52,925,941
Options Purchased—Puts	0	602,573	0	602,573
Short-Term Investments:
Investment Companies	373,026,379	0	0	373,026,379
U.S. Treasury Bills	0	15,499,466	0	15,499,466
Total Investments in Securities	425,952,320	1,174,318,937	5,733,123	1,606,004,380
Other Financial Instruments*:
Assets:
Futures	298,360	696,592	0	994,952	#
Forward Currency Exchange Contracts	0	983,853	0	983,853
Total Return Swaps	0	1,126,941	0	1,126,941
Liabilities:
Futures	(3,329,641)	(329,307)	0	(3,658,948	)#
Forward Currency Exchange Contracts	0	(270,459)	0	(270,459)
Total Return Swaps	0	(362,184)	0	(362,184)
Total++	$422,921,039	$1,176,164,373	$5,733,123	$1,604,818,535

TAX-AWARE OVERLAY C PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$272,025,636	$4,919,738	$276,945,374
Short-Term Municipal Notes	0	15,000,000	0	15,000,000
Options Purchased—Puts	0	172,641	0	172,641
Investment Companies	14,853,532	0	0	14,853,532
Corporates—Investment Grades	0	12,107,143	0	12,107,143
Short-Term Investments:
Investment Companies	153,280,960	0	0	153,280,960
U.S. Treasury Bills	0	4,099,859	0	4,099,859
Total Investments in Securities	168,134,492	303,405,279	4,919,738	476,459,509
Other Financial Instruments*:
Assets:
Futures	91,284	213,583	0	304,867	#
Forward Currency Exchange Contracts	0	286,286	0	286,286
Total Return Swaps	0	303,364	0	303,364
Liabilities:
Futures	(450,299)	(103,435)	0	(553,734	)#
Forward Currency Exchange Contracts	0	(64,960)	0	(64,960)
Total Return Swaps	0	(100,029)	0	(100,029)
Total++	$167,775,477	$303,940,088	$4,919,738	$476,635,303

2013 Annual Report	91

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY N PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$243,681,331	$700,147	$244,381,478
Investment Companies	12,065,005	0	0	12,065,005
Corporates—Investment Grades	0	11,444,261	0	11,444,261
Options Purchased—Puts	0	132,979	0	132,979
Short-Term Investments:
Investment Companies	87,209,931	0	0	87,209,931
U.S. Treasury Bills	0	2,999,897	0	2,999,897
Total Investments in Securities	99,274,936	258,258,468	700,147	358,233,551
Other Financial Instruments*:
Assets:
Futures	65,025	148,672	0	213,697	#
Forward Currency Exchange Contracts	0	214,473	0	214,473
Total Return Swaps	0	249,415	0	249,415
Liabilities:
Futures	(704,528)	(71,770)	0	(776,298	)#
Forward Currency Exchange Contracts	0	(60,418)	0	(60,418)
Total Return Swaps	0	(77,413)	0	(77,413)
Total##	$98,635,433	$258,661,427	$700,147	$357,997,007

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/depreciation of futures contracts as reported in the schudule of investments.

##	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

++	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

OVERLAY A PORTFOLIO	WARRANTS	CORPORATES - NON-INVESTMENT GRADES	TOTAL
Balance as of 9/30/12	$10,615,830	$0	$10,615,830
Accrued discounts/(premiums)	0	2,303	2,303
Realized gain (loss)	(240,322)	9,098	(231,224)
Change in unrealized appreciation/depreciation	(223,798)	(72)	(223,870)
Purchases	5,921,012	562,597	6,483,609
Sales	(10,150,541)	(349,278)	(10,499,819)
Transfers in to Level 3	0	0	0
Transfers out of Level 3	0	0	0

Balance as of 9/30/13	$5,922,181	$224,648	$6,146,829

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/13*	$(442,775)	$(72)	$(442,847)

92	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY A PORTFOLIO	WARRANTS	CORPORATES - NON-INVESTMENT GRADES	TOTAL
Balance as of 9/30/12	$26,431,846	$0	$26,431,846
Accrued discounts/(premiums)	0	5,793	5,793
Realized gain (loss)	(19,091)	22,830	3,739
Change in unrealized appreciation/depreciation	(1,195,550)	(184)	(1,195,734)
Purchases	15,139,901	1,412,467	16,552,368
Sales	(25,248,050)	(873,646)	(26,121,696)
Transfers in to Level 3	0	0	0
Transfers out of Level 3	0	0	0

Balance as of 9/30/13	$15,109,056	$567,260	$15,676,316

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/13*	$(1,613,017)	$(184)	$(1,613,201)

OVERLAY B PORTFOLIO		COLLATERALIZED MORTGAGE OBLIGATIONS	TOTAL
Balance as of 9/30/12		$0	$0
Accrued discounts/(premiums)		(673)	(673)
Realized gain (loss)		(11,558)	(11,558)
Change in unrealized appreciation/depreciation		(562,613)	(562,613)
Purchases		7,274,196	7,274,196
Sales		(614,765)	(614,765)
Transfers in to Level 3		0	0
Transfers out of Level 3		0	0

Balance as of 9/30/13		$6,084,587	$6,084,587

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/13*		$(562,613)	$(562,613)

TAX-AWARE OVERLAY B PORTFOLIO		LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/12		$7,332,514	$7,332,514
Accrued discounts/(premiums)		(33,441)	(33,441)
Realized gain (loss)		36,242	36,242
Change in unrealized appreciation/depreciation		(104,405)	(104,405)
Purchases		4,127,213	4,127,213
Sales		(5,625,000)	(5,625,000)
Transfers in to Level 3		0	0
Transfers out of Level 3		0	0

Balance as of 9/30/13		$5,733,123	$5,733,123

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/13*		$(26,445)	$(26,445)

2013 Annual Report	93

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY C PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/12	$2,398,477	$2,398,477
Accrued discounts/(premiums)	(11,249)	(11,249)
Realized gain (loss)	10,499	10,499
Change in unrealized appreciation/depreciation	(72,565)	(72,565)
Purchases	4,564,576	4,564,576
Sales	(1,970,000)	(1,970,000)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 9/30/13	$4,919,738	$4,919,738

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/13*	$(43,660)	$(43,660)

TAX-AWARE OVERLAY N PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/12	$821,253	$821,253
Accrued discounts/(premiums)	(2,721)	(2,721)
Realized gain (loss)	7,800	7,800
Change in unrealized appreciation/depreciation	(47,373)	(47,373)
Purchases	661,188	661,188
Sales	(740,000)	(740,000)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 9/30/13	$700,147	$700,147

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/13*	$(38,391)	$(38,391)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Portfolio with material categories of Level 3 investments at September 30, 2013:

	QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS
TAX-AWARE OVERLAY C PORTFOLIO	FAIR VALUE AT 9/30/13	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE/WEIGHTED AVERAGE
Long-Term Municipal Bonds	$4,919,738	Third Party Vendor	Evaluated Quotes	$99.37-$112.34/$106.03

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and

94	Sanford C. Bernstein Fund, Inc.

the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Portfolios) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2013, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will

2013 Annual Report	95

Notes to Financial Statements (continued)

record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio—due to reclassifications of foreign currency, foreign capital gains tax and paydown gains(losses), the tax treatment of passive foreign investment companies (“PFICs”) and Treasury inflation-protected securities, reclassifications of distributions, return of capital distributions received from underlying securities and the tax treatment of swaps—are reflected as adjustments to the components of capital as of September 30, 2013, as shown below:

PORTFOLIO	INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	INCREASE (DECREASE) TO ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Overlay A	$(87)	$22,446,336	$(22,446,249)
Tax-Aware Overlay A	(409)	5,661,138	(5,660,729)
Overlay B	(569)	41,190,184	(41,189,615)
Tax-Aware Overlay B	0	6,357,337	(6,357,337)
Tax-Aware Overlay C	0	1,635,325	(1,635,325)
Tax-Aware Overlay N	0	1,452,033	(1,452,033)

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

96	Sanford C. Bernstein Fund, Inc.

The Portfolios pay the Adviser an investment management fee at an annual rate of 0.90% for Overlay A and Tax-Aware Overlay A; 0.65% for Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N, of the average daily net assets of each Portfolio.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total portfolio operating expenses as a percentage of daily average net assets on an annual basis as follows:

PORTFOLIO	CLASS 1	CLASS 2
Overlay A	1.20%	1.00%
Tax-Aware Overlay A	1.20%	1.00%
Overlay B	0.90%	0.75%
Tax-Aware Overlay B	0.90%	0.75%
Tax-Aware Overlay C	0.90%	0.75%
Tax-Aware Overlay N	0.90%	0.75%

This fee waiver and/or expense limitation agreement will remain in effect until January 31, 2014 and then may be extended by the Adviser for additional one year terms. During the year ended September 30, 2013, there was no such reimbursement.

Under the agreement, fees waived and expenses borne by the Adviser were subject to repayment by the Portfolios until January 31, 2013. No repayment was made in excess of the offering expenses, or that would have caused a Portfolio’s total annualized operating expenses to exceed the net fee percentage set forth in the table.

During the year ended September 30, 2013 and the year ended September 30, 2012, the Portfolios made repayments to the Adviser of the offering expenses as follows:

PORTFOLIO	SEPTEMBER 30, 2013	SEPTEMBER 30, 2012
Overlay A	$0	$36,308
Tax-Aware Overlay A	0	36,308
Overlay B	0	36,308
Tax-Aware Overlay B	0	44,696
Tax-Aware Overlay C	18,411	18,411
Tax-Aware Overlay N	17,000	21,882

During the year ended September 30, 2013, the Adviser reimbursed the Overlay A, Tax-Aware Overlay A and Overlay B Portfolios $87, $409 and $569, respectively, for trading losses incurred due to a trade entry error.

B.	Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein Fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio to the Adviser for services is 0.20 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay A and Tax-Aware Overlay A Portfolios during the month, and 0.15 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios during the month.

C.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolios. The Distributor receives no fee

2013 Annual Report	97

Notes to Financial Statements (continued)

for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Investments in Affiliated Issuers

The Portfolios may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolios’ transactions in shares of the Government STIF Portfolio for the year ended September 30, 2013 is as follows:

PORTFOLIO	MARKET VALUE SEPTEMBER 30, 2012 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE SEPTEMBER 30, 2013 (000)	DIVIDEND INCOME (000)
Overlay A	$403,555	$1,574,270	$1,619,753	$358,072	$305
Tax-Aware Overlay A	785,278	2,663,493	2,765,902	682,869	567
Overlay B	237,194	697,625	695,028	239,791	253
Tax-Aware Overlay B	477,777	1,012,035	1,116,786	373,026	409
Tax-Aware Overlay C	128,166	335,351	310,236	153,281	144
Tax-Aware Overlay N	106,153	260,260	279,203	87,210	96

The Portfolios may invest in the AllianceBernstein Pooling Portfolios—Multi-Asset Return Portfolio (“Multi-Asset Real Return Portfolio”), an open-end management investment company managed by the Adviser. A summary of the Portfolios’ transactions in shares of the Multi-Asset Real Return Portfolio for the year ended September 30, 2013 is as follows:

PORTFOLIO	MARKET VALUE SEPTEMBER 30, 2012 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	UNREALIZED APPRECIATION (DEPRECIATION) (000)	MARKET VALUE SEPTEMBER 30, 2013 (000)	DIVIDEND INCOME (000)
Overlay A	$0	$219,371	$16,000	$(793)	$(7,492)	$195,086	$5,471
Tax-Aware Overlay A	0	292,070	285,323	(6,747)	0	0	0
Overlay B	0	44,507	9,900	(286)	(1,314)	33,007	1,107
Tax-Aware Overlay B	0	54,430	53,204	(1,226)	0	0	0
Tax-Aware Overlay C	0	14,610	14,282	(328)	0	0	0
Tax-Aware Overlay N	0	12,040	11,770	(270)	0	0	0

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the year ended September 30, 2013 were as follows:

PORTFOLIO	TOTAL COMMISSIONS	SANFORD C. BERNSTEIN & CO., LLC	SANFORD C. BERNSTEIN & CO., LTD.
Overlay A	$3,703,447	$0	$0
Tax-Aware Overlay A	7,354,505	0	0
Overlay B	782,430	0	0
Tax-Aware Overlay B	1,134,629	0	0
Tax-Aware Overlay C	310,322	0	0
Tax-Aware Overlay N	252,919	0	0

98	Sanford C. Bernstein Fund, Inc.

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2013, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Overlay A	$2,188,522,726	$0	$2,048,790,999	$0
Tax-Aware Overlay A	4,049,062,146	0	3,770,784,230	0
Overlay B	907,770,378	207,173,057	841,398,563	255,378,475
Tax-Aware Overlay B	922,010,328	0	817,044,134	0
Tax-Aware Overlay C	266,965,233	5,988,984	247,341,225	5,990,742
Tax-Aware Overlay N	200,141,622	17,203,359	160,580,729	35,323,008

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

		GROSS UNREALIZED
PORTFOLIO	COST	APPRECIATION	(DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Overlay A	$1,518,015,148	$190,049,746	$(39,497,469)	$150,552,277
Tax-Aware Overlay A	2,959,204,393	504,195,295	(71,509,869)	432,685,426
Overlay B	1,036,465,657	12,622,802	(24,906,318)	(12,283,516)
Tax-Aware Overlay B	1,586,895,768	32,827,260	(13,718,648)	19,108,612
Tax-Aware Overlay C	473,910,975	6,689,285	(4,140,751)	2,548,534
Tax-Aware Overlay N	356,122,559	5,651,210	(3,540,218)	2,110,992

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into a futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2013 Annual Report	99

Notes to Financial Statements (continued)

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2013, the Portfolios held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the year ended September 30, 2013, the Portfolios held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, certain Portfolios may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage

100	Sanford C. Bernstein Fund, Inc.

commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the year ended September 30, 2013, the Portfolios held written options for hedging and non-hedging purposes.

During the year ended September 30, 2013, the Portfolios held purchased options for hedging and non-hedging purposes.

For the year ended September 30, 2013, the Portfolios had the following transactions in written options:

OVERLAY A PORTFOLIO	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written outstanding as of 9/30/12	33,080	$271,302
Options written	100,820	9,269,545
Options expired	(33,080)	(271,302)
Options bought back	(100,820)	(9,269,545)
Options exercised	0	0

Options written outstanding as of 9/30/13	0	$0

TAX-AWARE OVERLAY A PORTFOLIO	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written outstanding as of 9/30/12	82,760	$678,746
Options written	196,910	18,057,101
Options expired	(82,760)	(678,746)
Options bought back	(196,910)	(18,057,101)
Options exercised	0	0

Options written outstanding as of 9/30/13	0	$0

OVERLAY B PORTFOLIO	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written outstanding as of 9/30/12	0	$0
Options written	26,518	2,478,876
Options expired	0	0
Options bought back	(26,518)	(2,478,876)
Options exercised	0	0

Options written outstanding as of 9/30/13	0	$0

TAX-AWARE OVERLAY B PORTFOLIO	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written outstanding as of 9/30/12	0	$0
Options written	42,285	3,950,206
Options expired	0	0
Options bought back	(42,285)	(3,950,206)
Options exercised	0	0

Options written outstanding as of 9/30/13	0	$0

2013 Annual Report	101

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY C PORTFOLIO	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written outstanding as of 9/30/12	0	$0
Options written	11,506	1,055,669
Options expired	0	0
Options bought back	(11,506)	(1,055,669)
Options exercised	0	0

Options written outstanding as of 9/30/13	0	$0

TAX-AWARE OVERLAY N PORTFOLIO	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written outstanding as of 9/30/12	0	$0
Options written	9,489	884,892
Options expired	0	0
Options bought back	(9,489)	(884,892)
Options exercised	0	0

Options written outstanding as of 9/30/13	0	$0

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, equity markets, currencies or other underlying asset classes. The Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Credit Default Swaps:

The Portfolios may enter into credit default swaps for multiple reasons, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer

102	Sanford C. Bernstein Fund, Inc.

of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the year ended September 30, 2013, the Portfolios held credit default swaps for non-hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

Total Return Swaps:

Each Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended September 30, 2013, the Portfolios held total return swaps for hedging and non-hedging purposes.

Documentation governing the Portfolios’ OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolios’ counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of September 30, 2013, the following Portfolios had OTC derivatives with contingent features in net liability positions:

PORTFOLIO	TOTAL MARKET VALUE OF OTC DERIVATIVES	MARKET VALUE OF COLLATERAL PLEDGED	UNCOLLATERALIZED AMOUNT
Overlay A	$(3,130,247)	$7,360,150	$(3,022,785)
Tax-Aware Overlay A	(5,778,835)	611,982	(5,196,645)
Overlay B	(6,258,364)	3,231,922	(3,026,442)
Tax-Aware Overlay B	(522,294)	0	(522,294)
Tax-Aware Overlay C	(141,398)	0	(141,398)
Tax-Aware Overlay N	(112,327)	0	(112,327)

If a trigger event had occurred at September 30, 2013, for those derivatives in a net liability position, the uncollateralized amount would be required to be posted by the Portfolios.

At September 30, 2013, the Portfolios had entered into the following derivatives:

OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Margin due from/owed to broker on futures	$2,430,629	*
Equity contracts	Margin due from/owed to broker on futures	1,002,293	*	Margin due from/owed to broker on futures	$365,254	*
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	3,899,385		Unrealized depreciation of forward currency exchange contracts	3,586,387

2013 Annual Report	103

Notes to Financial Statements (continued)

OVERLAY A PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Equity contracts	Investments in securities at value	1,595,937
Equity contracts			Unrealized depreciation on total return swaps	1,154,289
Total		$8,928,244		$5,105,930

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2013:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,347,472	$2,127,504
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	57,576,641	3,757,458
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	12,414,750	(1,066,584)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(15,990,575)	(6,910,523)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(2,140,540)	(267,051)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	13,046,873	0
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	2,375,441	(4,046,433)
Total		$68,630,062	$(6,405,629)

104	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Margin due from/owed to broker on futures	$5,177,217	*
Equity contracts	Margin due from/owed to broker on futures	2,065,864	*	Margin due from/owed to broker on futures	$643,986	*
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	7,876,506		Unrealized depreciation of forward currency exchange contracts	7,201,840
Equity contracts	Investments in securities at value	3,212,733
Equity contracts	Unrealized appreciation on total return swaps	1,295,986		Unrealized depreciation on total return swaps	1,855,294
Total		$19,628,306			$9,701,120

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2013:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,552,987)	$2,903,131
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	92,813,579	3,517,663
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	27,993,925	1,087,518
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(31,469,777)	(13,444,335)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(3,977,507)	(668,111)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	9,290,247	0
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	3,775,576	(559,308)
Total		$96,873,056	$(7,163,442)

2013 Annual Report	105

Notes to Financial Statements (continued)

OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Margin due from/owed to broker on futures	$18,787	*	Margin due from/owed to broker on futures	$1,085,021	*
Equity contracts	Margin due from/owed to broker on futures	644,719	*	Margin due from/owed to broker on futures	997,174	*
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	1,506,813		Unrealized depreciation of forward currency exchange contracts	7,155,867
Equity contracts	Investments in securities at value	358,351
Equity contracts	Unrealized appreciation on total return swaps	59,832		Unrealized depreciation on total return swaps	344,270
Total		$2,588,502			$9,582,332

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2013:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$3,354,561	$(513,342)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	54,810,892	2,496,402
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	3,904,497	(5,984,204)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(3,882,787)	(1,837,891)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(641,959)	0
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	4,743,289	0
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	3,560,815	(262,507)
Total		$65,849,308	$(6,101,542)

106	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts				Margin due from/owed to broker on futures	$1,895,372	*
Equity contracts	Margin due from/owed to broker on futures	$994,952	*	Margin due from/owed to broker on futures	1,763,576	*
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	983,853		Unrealized depreciation of forward currency exchange contracts	270,459
Equity contracts	Investments in securities at value	602,573
Equity contracts	Unrealized appreciation on total return swaps	1,126,941		Unrealized depreciation on total return swaps	362,184
Total		$3,708,319			$4,291,591

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2013:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$4,174,588	$(652,174)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	90,279,874	4,240,633
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	3,258,999	(817,353)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(6,341,238)	(2,985,706)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(1,013,765)	0
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	3,333,737	0
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	12,482,475	(2,322,594)
Total		$106,174,670	$(2,537,194)

2013 Annual Report	107

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY C PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts				Margin due from/owed to broker on futures	$19,375	*
Equity contracts	Margin due from/owed to broker on futures	$304,867	*	Margin due from/owed to broker on futures	534,359	*
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	286,286		Unrealized depreciation of forward currency exchange contracts	64,960
Equity contracts	Investments in securities at value	172,641
Equity contracts	Unrealized appreciation on total return swaps	303,364		Unrealized depreciation on total return swaps	100,029
Total		$1,067,158			$718,723

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2013:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$205,994	$328,464
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	24,915,533	1,030,828
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	848,753	(168,655)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,719,640)	(817,751)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(273,987)	0
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	878,685	0
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	3,250,250	(615,089)
Total		$28,105,588	$(242,203)

108	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY N PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts				Margin due from/owed to broker on futures	$385,723	*
Equity contracts	Margin due from/owed to broker on futures	$213,697	*	Margin due from/owed to broker on futures	390,575	*
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	214,473		Unrealized depreciation of forward currency exchange contracts	60,418
Equity contracts	Investments in securities at value	132,979
Equity contracts	Unrealized appreciation on total return swaps	249,415		Unrealized depreciation on total return swaps	77,413
Total		$810,564			$914,129

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2013:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$855,388	$(102,160)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	19,628,354	931,452
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	726,166	(186,434)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,420,166)	(658,998)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(226,683)	0
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	738,028	0
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	2,841,949	(540,221)
Total		$23,143,036	$(556,361)

2013 Annual Report	109

Notes to Financial Statements (continued)

The following tables represent the volume of the Portfolios’ derivative transactions during the year ended September 30, 2013:

OVERLAY A PORTFOLIO

Futures:
Average original value of buy contracts	$488,455,245
Average original value of sale contracts	$56,293,961	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$276,156,510
Average principal amount of sale contracts	$263,263,194

Purchased Options:
Average monthly cost	$8,695,366	(a)

Credit Default Swaps:
Average notional amount of sale contracts	$325,354,000	(b)

Total Return Swaps:
Average notional amount	$49,802,079
(a) Positions were open for eleven months during the year.
(b) Positions were open for five months during the year.

TAX-AWARE OVERLAY A PORTFOLIO

Futures:
Average original value of buy contracts	$737,735,505
Average original value of sale contracts	$52,382,624	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$546,772,865
Average principal amount of sale contracts	$565,217,314

Purchased Options:
Average monthly cost	$17,234,776

Credit Default Swaps:
Average notional amount of sale contracts	$138,608,409	(b)
Total Return Swaps:
Average notional amount	$91,116,025	(c)
(a) Positions were open for five months during the year.
(b) Positions were open for five months during the year.
(c) Positions were open for three months during the year.

110	Sanford C. Bernstein Fund, Inc.

OVERLAY B PORTFOLIO

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$87,841,811
Average principal amount of sale contracts	$497,136,124

Futures:
Average original value of buy contracts	$302,241,752
Average original value of sale contracts	$119,364,974

Credit Default Swaps:
Average notional amount of sale contracts	$115,610,014	(a)

Total Return Swaps:
Average notional amount	$32,365,734

Purchased Options:
Average monthly cost	$2,201,513
(a) Positions were open for five months during the period.

TAX-AWARE OVERLAY B PORTFOLIO

Futures:
Average original value of buy contracts	$528,571,032
Average original value of sale contracts	$185,726,761

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$94,497,614
Average principal amount of sale contracts	$67,087,927	(a)

Purchased Options:
Average monthly cost	$3,513,205	(a)

Credit Default Swaps:
Average notional amount of sale contracts	$45,646,000	(b)

Total Return Swaps:
Average notional amount	$67,233,025
(a) Positions were open for eleven months during the year.
(b) Positions were open for five months during the year.

TAX-AWARE OVERLAY C PORTFOLIO

Futures:
Average original value of buy contracts	$146,813,384
Average original value of sale contracts	$41,546,496	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$26,534,297
Average principal amount of sale contracts	$18,551,536	(b)

Purchased Options:
Average monthly cost	$960,322	(b)

Credit Default Swaps:
Average notional amount of sale contracts	$13,121,941	(c)

Total Return Swaps:
Average notional amount	$17,430,106
(a) Positions were open for ten months during the year.
(b) Positions were open for eleven months during the year.
(c) Positions were open for five months during the year.

2013 Annual Report	111

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY N PORTFOLIO

Futures:
Average original value of buy contracts	$116,261,839
Average original value of sale contracts	$39,877,777

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$20,633,295
Average principal amount of sale contracts	$14,886,759	(a)

Purchased Options:
Average monthly cost	$781,244	(a)

Credit Default Swaps:
Average notional amount of sale contracts	$10,104,000	(b)

Total Return Swaps:
Average notional amount	$15,196,610
(a) Positions were open for eleven months during the year.
(b) Positions were open for five months during the year.

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2013 and September 30, 2012 were as follows:

PORTFOLIO	2013	2012
Overlay A
Distributions paid from:
Ordinary income	$10,934,484	$73,568,776
Long-term capital gains	0	53,409,629

Total distributions paid	$10,934,484	$126,978,405

Tax-Aware Overlay A
Distributions paid from:
Ordinary income	$11,579,810	$14,757,764
Long-term capital gains	0	92,852,931

Total distributions paid	$11,579,810	$107,610,695

Overlay B
Distributions paid from:
Ordinary income	$15,830,100	$22,965,820
Long-term capital gains	14,591,747	7,088,757

Total distributions paid	$30,421,847	$30,054,577

Tax-Aware Overlay B
Distributions paid from:
Ordinary income	$976,680	$598,823
Long-term capital gains	10,412,955	6,919,875

Total taxable distributions	11,389,635	7,518,698
Tax exempt distributions	15,860,259	12,142,189

Total distributions paid	$27,249,894	$19,660,887

112	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	2013	2012

Tax-Aware Overlay C
Distributions paid from:
Ordinary income	$344,610	$225,208
Long-term capital gains	2,502,478	1,450,089

Total taxable distributions	2,847,088	1,675,297
Tax exempt distributions	3,506,316	2,779,105

Total distributions paid	$6,353,404	$4,454,402

Tax-Aware Overlay N
Distributions paid from:
Ordinary income	$214,597	$195,198
Long-term capital gains	2,658,810	1,491,811

Total taxable distributions	2,873,407	1,687,009
Tax exempt distributions	2,606,258	2,292,571

Total distributions paid	$5,479,665	$3,979,580

As of September 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	ACCUMULATED CAPITAL AND OTHER LOSSES (b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS(d)
Overlay A	$24,143,731	$0	$(28,986,944)	$157,670,692	$152,827,479
Tax-Aware Overlay A	23,929,497	0	(60,645,512)	444,728,738	408,012,723
Overlay B	51,961,075	27,019,453	(7,597,994)	(10,981,557)	60,400,977
Tax-Aware Overlay B	67,480,052	50,722,833	(34,101)	22,415,705	140,584,489
Tax-Aware Overlay C	17,218,525	15,329,048	0	3,494,004	36,041,577
Tax-Aware Overlay N	14,539,108	10,834,161	(7,656)	2,837,619	28,203,232

(a)	Includes tax exempt income as shown below:

PORTFOLIO
Tax-Aware Overlay B	$13,067,469
Tax-Aware Overlay C	2,864,018
Tax-Aware Overlay N	2,508,039

(b)	At September 30, 2013, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B and Tax-Aware Overlay N Portfolios deferred $270,526, $521,449, $7,597,994, $34,101 and $7,656, respectively, in straddle losses. Additionally, as of September 30, 2013 certain Portfolios had capital loss carryforwards for federal income tax purposes.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and PFICs, and the realization for tax purposes of gains/losses on certain derivative instruments.

(d)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs. In addition, the Overlay A, Tax-Aware Overlay A and Overlay B Portfolios had cumulative disallowance of post August 17, 2012 French withholding expense.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

2013 Annual Report	113

Notes to Financial Statements (continued)

At September 30, 2013, the following Portfolios had net capital loss carryforwards which will expire as follows:

PORTFOLIO	SHORT- TERM AMOUNT	LONG- TERM AMOUNT	EXPIRATION
Overlay A	$28,716,418	$0	No expiration
Tax-Aware Overlay A	60,124,063	0	No expiration

NOTE 5.	Risks Involved in Investing in the Portfolios

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Foreign Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities.

In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

Allocation Risk—The allocation of investments among different global asset classes may have a significant effect on each Portfolio’s net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios invest primarily in securities issued by the State of California and New York, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

114	Sanford C. Bernstein Fund, Inc.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates, or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Leverage Risk—When a Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

Commodity Risk—The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic political and regulatory developments.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Mortgage-Related Securities Risk—In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Real Estate Related Securities Risk—Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

2013 Annual Report	115

Notes to Financial Statements (continued)

Investment In Other Investment Companies Risk—As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Tax Risk—With respect to the Municipal Portfolio, there is no guarantee that all of the Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

As of September 30, 2013, the Sanford C. Bernstein Fund, Inc., has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 3.6 billion shares are allocated to the Overlay Portfolios. Each Class 1 and Class 2 of the Overlay Portfolios is allocated 300 million shares.

Share transactions for each Portfolio for the years ended September 30, 2013 and September 30, 2012, were as follows:

	OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Class 1 Shares
Shares sold	20,124,354	27,885,816	$223,812,680	$293,042,781
Shares issued on reinvestment of dividends and distributions	756,150	10,482,442	7,848,843	105,138,899
Shares redeemed	(24,306,125)	(28,539,575)	(267,540,296)	(299,257,664)

Net increase (decrease)	(3,425,621)	9,828,683	(35,878,773)	98,924,016
Beginning of period	117,522,187	107,693,504	1,265,574,855	1,166,650,839

End of period	114,096,566	117,522,187	$1,229,696,082	$1,265,574,855

Class 2 Shares
Shares sold	10,098,511	9,072,404	$113,533,453	$95,332,406
Shares issued on reinvestment of dividends and distributions	171,392	2,041,264	1,780,758	20,494,287
Shares redeemed	(6,930,698)	(7,829,709)	(76,567,918)	(82,606,782)

Net increase	3,339,205	3,283,959	38,746,293	33,219,911
Beginning of period	22,914,449	19,630,490	247,971,019	214,751,108

End of period	26,253,654	22,914,449	$286,717,312	$247,971,019

116	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Class 1 Shares
Shares sold	48,045,986	53,890,246	$549,381,710	$576,740,275
Shares issued on reinvestment of dividends and distributions	567,753	7,847,752	6,023,861	81,067,278
Shares redeemed	(44,830,411)	(44,861,629)	(504,160,335)	(477,550,881)

Net increase	3,783,328	16,876,369	51,245,236	180,256,672
Beginning of period	206,661,223	189,784,854	2,232,846,087	2,052,589,415

End of period	210,444,551	206,661,223	$2,284,091,323	$2,232,846,087

Class 2 Shares
Shares sold	15,893,700	19,503,612	$182,176,352	$210,145,943
Shares issued on reinvestment of dividends and distributions	257,094	2,436,693	2,732,904	25,219,770
Shares redeemed	(13,582,921)	(17,100,515)	(151,957,126)	(182,232,407)

Net increase	2,567,873	4,839,790	32,952,130	53,133,306
Beginning of period	61,205,818	56,366,028	670,721,731	617,588,425

End of period	63,773,691	61,205,818	$703,673,861	$670,721,731

	OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Class 1 Shares
Shares sold	15,483,457	23,637,627	$169,843,753	$255,893,098
Shares issued on reinvestment of dividends and distributions	2,140,092	2,213,238	22,920,387	23,416,054
Shares redeemed	(20,158,439)	(19,925,961)	(221,245,424)	(215,712,929)

Net increase (decrease)	(2,534,890)	5,924,904	(28,481,284)	63,596,223
Beginning of period	78,528,584	72,603,680	823,687,485	760,091,262

End of period	75,993,694	78,528,584	$795,206,201	$823,687,485

Class 2 Shares
Shares sold	4,293,681	8,828,688	$46,816,634	$95,894,102
Shares issued on reinvestment of dividends and distributions	482,141	406,646	5,163,731	4,302,318
Shares redeemed	(6,266,811)	(4,462,184)	(68,549,794)	(48,626,411)

Net increase (decrease)	(1,490,989)	4,773,150	(16,569,429)	51,570,009
Beginning of period	18,325,435	13,552,285	193,989,014	142,419,005

End of period	16,834,446	18,325,435	$177,419,585	$193,989,014

2013 Annual Report	117

Notes to Financial Statements (continued)

	TAX-AWARE OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Class 1 Shares
Shares sold	24,816,591	30,851,312	$277,415,392	$334,572,008
Shares issued on reinvestment of dividends and distributions	1,386,058	1,065,045	15,149,618	11,310,780
Shares redeemed	(29,156,091)	(26,114,467)	(325,327,115)	(283,318,196)

Net increase (decrease)	(2,953,442)	5,801,890	(32,762,105)	62,564,592
Beginning of period	103,800,589	97,998,699	1,084,292,608	1,021,728,016

End of period	100,847,147	103,800,589	$1,051,530,503	$1,084,292,608

Class 2 Shares
Shares sold	7,780,728	16,123,219	$87,054,361	$174,737,815
Shares issued on reinvestment of dividends and distributions	694,006	585,158	7,592,423	6,220,234
Shares redeemed	(15,846,068)	(15,018,400)	(176,327,278)	(162,613,547)

Net increase (decrease)	(7,371,334)	1,689,977	(81,680,494)	18,344,502
Beginning of period	51,550,507	49,860,530	540,249,800	521,905,298

End of period	44,179,173	51,550,507	$458,569,306	$540,249,800

	TAX-AWARE OVERLAY C PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Class 1 Shares
Shares sold	5,549,134	6,154,044	$61,856,298	$66,674,828
Shares issued on reinvestment of dividends and distributions	296,905	222,099	3,242,206	2,352,032
Shares redeemed	(4,924,298)	(4,736,649)	(54,878,081)	(51,289,963)

Net increase	921,741	1,639,494	10,220,423	17,736,897
Beginning of period	24,804,911	23,165,417	258,414,302	240,677,405

End of period	25,726,652	24,804,911	$268,634,725	$258,414,302

Class 2 Shares
Shares sold	3,523,964	2,389,800	$39,170,611	$25,663,449
Shares issued on reinvestment of dividends and distributions	196,802	163,229	2,151,047	1,728,596
Shares redeemed	(1,967,256)	(2,355,089)	(21,811,652)	(25,492,419)

Net increase	1,753,510	197,940	19,510,006	1,899,626
Beginning of period	14,640,837	14,442,897	153,514,126	151,614,500

End of period	16,394,347	14,640,837	$173,024,132	$153,514,126

118	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY N PORTFOLIO

	SHARES		AMOUNT
	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Class 1 Shares
Shares sold	5,508,466	6,555,297	$61,057,638	$70,324,156
Shares issued on reinvestment of dividends and distributions	371,794	285,490	4,026,534	3,009,068
Shares redeemed	(7,094,286)	(5,704,440)	(78,387,139)	(61,358,812)

Net increase (decrease)	(1,214,026)	1,136,347	(13,302,967)	11,974,412
Beginning of period	28,863,980	27,727,633	301,158,164	289,183,752

End of period	27,649,954	28,863,980	$287,855,197	$301,158,164

Class 2 Shares
Shares sold	1,118,625	2,383,318	$12,366,350	$25,668,841
Shares issued on reinvestment of dividends and distributions	74,034	53,100	802,530	559,670
Shares redeemed	(1,847,894)	(1,351,477)	(20,469,895)	(14,679,965)

Net increase (decrease)	(655,235)	1,084,941	(7,301,015)	11,548,546
Beginning of period	5,633,393	4,548,452	58,538,048	46,989,502

End of period	4,978,158	5,633,393	$51,237,033	$58,538,048

As of September 30, 2013, the Tax-Aware Overlay C Portfolio had a shareholder that owned a significant portion of the Portfolio’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Portfolio’s performance.

NOTE 7.	Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE 8.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

2013 Annual Report	119

Report of Independent Registered Public Accounting Firm

Sanford C. Bernstein Fund, Inc.

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio (six of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 26, 2013

120	Sanford C. Bernstein Fund, Inc.

2013 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2013. For corporate shareholders, the following percentages of dividends paid by each Portfolio qualify for the dividends received deduction. Additionally, for foreign shareholders the following percentages of ordinary income dividends paid by each Portfolio may be considered to be qualifying to be taxed as interest-related dividends.

PORTFOLIO	DIVIDENDS RECEIVED DEDUCTION % (CORPORATE SHAREHOLDERS)	% OF QUALIFIED INTEREST INCOME (FOREIGN SHAREHOLDERS)
Overlay A	81.00%	1.96%
Tax-Aware Overlay A	100.00%	2.33%
Overlay B	0.08%	22.90%
Tax-Aware Overlay B	0.00%	65.23%
Tax-Aware Overlay C	0.00%	67.22%
Tax-Aware Overlay N	0.00%	56.29%

For the taxable year ended September 30, 2013, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders.

PORTFOLIO	QUALIFIED DIVIDEND INCOME
Overlay A	$20,275,637
Tax-Aware Overlay A	44,624,614
Overlay B	899,509
Tax-Aware Overlay B	446,960
Tax-Aware Overlay C	123,523
Tax-Aware Overlay N	100,176

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2014.

2013 Annual Report	121

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios

BOARD OF DIRECTORS

Thomas B. Stiles II*^

Chairman

Dianne F. Lob

President

Bart Friedman*

Director

R. Jay Gerken*

Director

William Kristol*

Director

Debra Perry*

Director

Donald K. Peterson*

Director

Rosalie J. Wolf*

Director

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Emilie D. Wrapp

Secretary

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT AND TRANSFER AGENT

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

122	Sanford C. Bernstein Fund, Inc.

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios (continued)

DIRECTORS’ INFORMATION
Name, Address, Age (Year of Election*)	Principal Occupation During Past 5 Years	Portfolios in Complex Overseen By Director	Other Directorships Held by Director
INTERESTED DIRECTOR
Dianne F. Lob,† 1345 Avenue of the Americas, New York, NY 10105 59 (2010)	Senior Vice President of the Adviser with which she has been associated since prior to 2008. She is Chairman of Bernstein’s Private Client Investment Policy Group since 2004; Senior portfolio manager since 1999. Previously, Ms. Lob spent 22 years at J.P. Morgan, where she was a managing director and an investment banker specializing in providing mergers and acquisitions advice and debt and equity financing for large-capitalization industrial companies. During her career she held various positions in equity capital markets, international corporate finance, interest and currency swap marketing, lease advisory services and media client banking.	18	None
DISINTERESTED DIRECTORS+
Thomas B. Stiles II,‡^ 73 (2003) Chairman of the Board	President and Director of Cedar Lawn Corporation (cemetery). Formerly, Managing Director, Senior Portfolio Manager and Director of Investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999. Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988-1997 and Executive Vice President and Director of E.F. Hutton Group from 1982-1987.	18	Cedar Lawn Corporation

Bart Friedman,‡ 68 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2008.	18	Chair of the Audit Committee of The Brookings Institution; Chair of the Audit Committee of Lincoln Center for the Performing Arts; and Allied World Assurance Holdings

R. Jay Gerken,‡ 62 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds boards of the Citigroup Asset Management mutual funds (2002-2005); Portfolio Manager and Managing Director, Smith Barney Asset Management (1993-2001) and President & CEO, Directions Management of Shearson Lehman, Inc. (1988-1993).	18	Nature Conservancy of New Jersey; and Cedar Lawn Corporation.

2013 Annual Report	123

DIRECTORS’ INFORMATION (continued)
Name, Address, Age (Year of Election*)	Principal Occupation During Past 5 Years	Portfolios in Complex Overseen By Director	Other Directorships Held by Director
William Kristol,‡ 60 (1994)	Editor, The Weekly Standard since prior to 2008. Formerly, he was also a Fox News Contributor until August 2013.	18	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and the Institute for the Study of War

Debra Perry,‡ 62 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer and Chief Credit Officer, Moody’s, from 1999 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999. Earlier she held executive positions with First Boston Corporation and Chemical Bank.	18	PartnerRe, Korn/Ferry International; Bank of America Funds Series Trust; Committee for Economic Development; CNO Financial Group, Inc. since prior to 2008 until 2011; and MBIA Inc. since prior to 2008 until March 2008

Donald K. Peterson,‡ 64 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (January 2002- September 2006); President and Chief Executive Officer, Avaya Inc. (October 2000-December 2001); President, Enterprise Systems Group (February 2000-September 2000); Chief Financial Officer, Lucent Technologies (1996-February 2000); Chief Financial Officer, AT&T, Communications Services Group (1995-1996); President, Nortel Communications Systems, Inc. (1994-1995). Prior thereto he was at Nortel (1976-1995).	18	Worcester Polytechnic Institute; Overseers of the Amos Tuck School of Business Administration; TIAA-CREF; and Committee for Economic Development

124	Sanford C. Bernstein Fund, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address, Age (Year of Election*)	Principal Occupation During Past 5 Years	Portfolios in Complex Overseen By Director	Other Directorships Held by Director
Rosalie J. Wolf,‡ 72 (2000)	Managing Partner, Botanica Capital Partners LLC, and also Member of Brock Capital Group LLC. Member of the Investment Committee of the Board at the David and Lucile Packard Foundation. Formerly, she was a Managing Director at Offit Hall Capital Management LLC from January 2001 through 2003. From 1994-2000 she was Treasurer and Chief Investment Officer of The Rockefeller Foundation. Earlier she held financial executive positions with International Paper Company, Bankers Trust, and Mobil Oil Corporation.	18	TIAA-CREF; and North European Oil Royalty Trust

2013 Annual Report	125

OFFICERS’ INFORMATION
Name, Address*, Age	Principal Position(s) Held with Fund	Principal Occupation During Past 5 Years
Dianne F. Lob, 59	President	See biography under Directors’ Information.

Philip L. Kirstein, 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick and Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Emilie D. Wrapp, 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)†, with which she has been associated since prior to 2008.

Joseph J. Mantineo, 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)†, with which he has been associated since prior to 2008.

126	Sanford C. Bernstein Fund, Inc.

* The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

† ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.bernstein.com, for a free prospectus or SAI.

The Following Is Not Part of the Shareholder Report or

the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Overlay Portfolios (the “Portfolios”):2

Tax-Aware Overlay A Portfolio

Overlay A Portfolio

Tax-Aware Overlay B Portfolio

Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Overlay Portfolios, which utilize the Adviser’s Dynamic Asset Allocation (“DAA”) service, are not designed to be used as stand-alone investments and are used only in conjunction with globally diversified Private Client portfolios. Overlay A Portfolio and Tax-Aware Overlay A Portfolio are intended for use in Private Client accounts that have a higher equity weighting (e.g., 80% equity and 20% fixed income). Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio are intended for use in Private Client accounts that have a higher fixed income weighting (e.g., 30% equity and 70% fixed income).3 Combinations of the Overlay Portfolios can be used to tailor the overlay service to suit a variety of Private Client account asset allocations. When applied in a systematic way over time, the overlay strategies are designed to: reduce portfolio volatility, reduce the probability of large losses as a result of negative “tail events,” and maintain returns over time. While the Overlay Portfolios are designed to reduce the probability of lager losses, conversely, the side effect of such strategies is reducing the probability of large gains. These potential benefits are intended to be realized at the level of a Private Client’s account, which would include other investments, such as individual securities as well as holdings in one or more of the Portfolios.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

1 The Senior Officer’s evaluation was completed on October 3, 2013 and discussed with the Board on October 15, 23 and 24, 2013.

2 Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Class 1shares of the Portfolios unless otherwise indicated.

3 Both the Overlay C Portfolio and the Overlay N Portfolio seek to minimize the impact of federal and state taxes for shareholders resident in California and New York, respectively.

2013 Annual Report	127

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”4

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The proposed advisory fee schedules did not contain any changes from the previous year.

PORTFOLIO	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS[5]
Tax-Aware Overlay A Portfolio Overlay A Portfolio	0.90%
Tax-Aware Overlay B Portfolio Overlay B Portfolio Tax-Aware Overlay C Portfolio Tax-Aware Overlay N Portfolio	0.65%

The Portfolios’ net assets on September 30, 2013 and September 30, 2012 are set forth below:

PORTFOLIO	09/30/13 NET ASSETS ($MM)	09/30/12 NET ASSETS ($MM)	CHANGE ($MM)
Tax-Aware Overlay A Portfolio	$3,404.0	$2,836.0		$568.0
Overlay A Portfolio	$1,675.4	$1,457.3		$218.1
Tax-Aware Overlay B Portfolio	$1,652.1	$1,716.6	-$	64.5
Overlay B Portfolio	$1,034.0	$1,063.5	-$	29.5
Tax-Aware Overlay C Portfolio	$477.9	$433.7		$44.2
Tax-Aware Overlay N Portfolio	$367.1	$376.6	-$	9.5

The Adviser agreed to waive that portion of its management fees and/or reimburse the Portfolios for that portion of the Portfolios’ total operating expenses to the degree necessary to limit the Portfolios’ expense ratios to the amounts set forth below.6,7 During the semi-annual period ending March 31, 2013, none of the Portfolios were operating above their expense caps. Accordingly, the Portfolios’ expense limitation undertakings were of no effect during the semi-annual period ended March 31, 2013.

4 Jones v. Harris at 1427.

5 The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

6 On January 23, 2013, the Adviser notified the Board that the Adviser had determined to extend the Expense Limitation Undertaking for the Portfolios through January 31, 2014.

7 The agreement allows for the Adviser to be reimbursed through January 31, 2014 for management fees that the Adviser waived or reimbursements that the Adviser made for fund expenses exceeding the Portfolios’ expense caps through January 31, 2014.

128	Sanford C. Bernstein Fund, Inc.

The Following Is Not Part of the Shareholder Report or

the Financial Statements (continued)

PORTFOLIO	SEMI-ANNUAL PERIOD ENDING 03/31/13 TOTAL EXPENSE RATIO[8]
		EXP. CAP		GROSS
Tax-Aware Overlay A Portfolio	Class 1 Class 2	1.20 1.00	% %	1.13 0.93	% %

Overlay A Portfolio	Class 1 Class 2	1.20 1.00	% %	1.15 0.95	% %

Tax-Aware Overlay B Portfolio	Class 1 Class 2	0.90 0.75	% %	0.85 0.66	% %

Overlay B Portfolio	Class 1 Class 2	0.90 0.75	% %	0.86 0.71	% %

Tax-Aware Overlay C Portfolio	Class 1 Class 2	0.90 0.75	% %	0.88 0.73	% %

Tax-Aware Overlay N Portfolio	Class 1 Class 2	0.90 0.75	% %	0.89 0.74	% %

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.9 However, with respect to the Portfolios, the Adviser represented that there are no institutional products in the Adviser’s Form ADV that have similar investment style as the Portfolios.

8 Annualized.

9 The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

2013 Annual Report	129

The Adviser manages the AllianceBernstein Cap Fund, Inc.—Dynamic All Market Fund (“Dynamic All Market Fund”), a retail mutual fund which has a somewhat similar investment style as Overlay A Portfolio.10 Set forth below is the advisory fee schedule of Dynamic All Market Fund and what would have been the effective advisory fee of the Overlay A Portfolio had the retail mutual fund’s fee schedule been applicable to the Overlay A Portfolio based on the Overlay A Portfolio’s September 30, 2013 net assets:

PORTFOLIO	ABMF FUND	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Overlay A Portfolio	Dynamic All Market Fund	60 bp (flat fee)	0.600%	0.900%

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policy holders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. AVPS – Dynamic Asset Allocation Portfolio has a somewhat similar investment style as the Overlay A Portfolio, and its advisory fee schedule is set forth in the table below.11

PORTFOLIO	AVPS PORTFOLIO	AVPS FEE SCHEDULE	AVPS EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Overlay A Portfolio	Dynamic Asset Allocation Portfolio	70 bp (flat fee)	0.700%	0.900%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as the Overlay A Portfolio. Also shown are Overlay A Portfolio’s advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Overlay A Portfolio’s September 30, 2013 net assets:

PORTFOLIO	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE (%)	PORTFOLIO ADVISORY FEE (%)
Overlay A Portfolio	Client #1	0.35% on the first $400 million 0.30% on the balance	0.312%	0.900%

	Client #2	0.40% on first $250 million 0.35% on next $250 million 0.325% on next $500 million 0.30% on the balance	0.330%	0.900%

	Client #3	0.18% on first $500 million 0.15% on next $1billion 0.12% on the balance	0.156%	0.900%

	Client #4	0.40% on first $100 million 0.35% on next $100 million 0.30% on the balance	0.309%	0.900%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to Overlay A Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s length bargaining or negotiations.

10 Dynamic All Market Fund, which is designed as a stand-alone investment, invests in a number of global asset classes, including equity, fixed-income, real assets, credit and currencies through the use of index-based investments. The Adviser utilizes its dynamic asset allocation (“DAA”) principles and toolset in managing Dynamic All Market Fund.

11 AVPS—Dynamic Asset Allocation Portfolio is designed as a balanced fund with a neutral asset allocation of 60% equity and 40% fixed income. The Adviser utilizes its DAA principles and toolset in managing the portfolio’s risk profile and asset allocation.

130	Sanford C. Bernstein Fund, Inc.

The Following Is Not Part of the Shareholder Report or

the Financial Statements (continued)

While it appears that certain sub-advisory relationships are paying a lower fee than the Overlay A Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolio and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship where it is providing only investment related service at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment related service.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.12 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee,13 estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)14 and the Portfolio’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

As noted previously, the Portfolios were not designed as stand-alone portfolios, in contrast to their Lipper peers, which are stand-alone. Accordingly, the peers selected for each Portfolio from Lipper’s Global Flexible universe were based primarily on asset size and may be of limited value for comparison purposes.

PORTFOLIO	CONTRACTUAL MANAGEMENT FEE (%)	LIPPER EXP. GROUP MEDIAN (%)	EG RANK
Tax-Aware Overlay A Portfolio	0.900	0.761	8/10

Overlay A Portfolio	0.900	0.790	12/14

Tax-Aware Overlay B Portfolio	0.650	0.777	4/11

Overlay B Portfolio	0.650	0.796	3/13

Tax-Aware Overlay C Portfolio	0.650	0.892	1/18

Tax-Aware Overlay N Portfolio	0.650	0.895	1/18

Lipper also compared the Portfolios’ total expense ratios to the medians of the Portfolios’ EG and Lipper Expense Universe (“EU”). The EU15 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

12 The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

13 The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

14 Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

15 Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

2013 Annual Report	131

PORTFOLIO	EXPENSE RATIO (%)[16]	LIPPER EXP. GROUP MEDIAN (%)	LIPPER GROUP RANK	LIPPER EXP. UNIVERSE MEDIAN (%)	LIPPER UNIVERSE RANK
Tax-Aware Overlay A Portfolio	1.139	1.153	5/10	1.102	94/179
Overlay A Portfolio	1.160	1.154	8/14	1.102	100/179
Tax-Aware Overlay B Portfolio	0.840	1.089	3/11	1.102	32/179
Overlay B Portfolio	0.867	1.191	3/13	1.102	36/179
Tax-Aware Overlay C Portfolio	0.888	1.287	2/18	1.102	40/179
Tax-Aware Overlay N Portfolio	0.891	1.287	2/18	1.102	42/179

Based on this analysis, the Portfolios have lower contractual management fees than their respective EG medians with the exception of Tax-Aware Overlay A Portfolio and Overlay A Portfolio, which have higher contractual management fees. The Portfolios have lower total expense ratios than their respective EG medians, with the exception of Overlay A Portfolio, which has a higher total expense ratio.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. With the exception of Tax-Aware Overlay A Portfolio and Overlay A Portfolio, the Adviser’s profitability, excluding administrating and servicing fees, with respect to the Portfolios increased in 2012 compared to 2011.

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges Tax-Aware Overlay A Portfolio and Overlay A Portfolio a fee of 0.20% of average daily net assets, and Overlay B Portfolio and the Tax-Aware Overlay B, C and N Portfolios a fee of 0.15% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2012:

PORTFOLIO	SHAREHOLDER SERVICING AGREEMENT FEE
Tax-Aware Overlay A Portfolio	$4,342,583
Overlay A Portfolio	$2,430,488
Tax-Aware Overlay B Portfolio	$1,676,039
Overlay B Portfolio	$1,261,582
Tax-Aware Overlay C Portfolio	$394,094
Tax-Aware Overlay N Portfolio	$464,892

16 The total expense ratios are for the Portfolios’ most recently completed fiscal year Class 1 shares.

132	Sanford C. Bernstein Fund, Inc.

The Following Is Not Part of the Shareholder Report or

the Financial Statements (continued)

During the fiscal year ended September 30, 2012, Tax-Aware Overlay A Portfolio and Overlay A Portfolio erroneously effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions. The Portfolios are generally restricted from conducting trades through SCB. Because these trades were conducted with SCB in error, SCB reimbursed the commissions charged to the Portfolios.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the Portfolios through lower fees.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.20

17 Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

18 As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

19 The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20 There have been substantial changes to the investment management industry since 2008. Accordingly, some of the 2008 comparative results may no longer be reflective of current conditions in the industry.

2013 Annual Report	133

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $436 billion as of August 31, 2013, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the Portfolios’ 1 and 3 year gross performance returns as of July 31, 2013 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”).21,22 Also shown are the gross performance rankings of the Portfolios. It should be noted that the Portfolios are not designed to be used as stand-alone investments, unlike their peers, and are used only in conjunction with globally diversified Private Client portfolios. Accordingly, the Lipper performance comparisons for the Portfolios are shown only for information purposes and do not indicate how successful the Portfolios are in meeting their investment objectives.

		PORTFOLIO RETURN (%)[23]	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Tax-Aware Overlay A Portfolio
	1 year	20.31	14.08	11.55	2/10	30/318
	3 year	8.59	9.02	8.90	8/9	113/195
Overlay A Portfolio
	1 year	17.96	13.83	11.55	3/14	48/318
	3 year	9.08	9.05	9.01	6/12	89/195
Tax-Aware Overlay B Portfolio
	1 year	6.66	12.08	11.53	10/11	210/318
	3 year	5.81	8.95	8.90	9/10	141/195
Overlay B Portfolio
	1 year	6.19	13.36	11.53	11/13	228/318
	3 year	5.92	9.34	8.90	11/12	141/195
Tax-Aware Overlay C Portfolio
	1 year	6.19	13.84	11.53	14/18	228/318
	3 year	5.66	9.05	8.90	12/15	141/195
Tax-Aware Overlay N Portfolio
	1 year	6.31	13.84	11.53	14/18	224/318
	3 year	5.49	9.05	8.90	12/15	149/195

21 The Portfolio’s PGs are identical to the Portfolios’ EGs. The Portfolio’s PUs are not identical to the Portfolios’ EUs as the criteria for including/excluding a fund in/from a PU are somewhat different from that of an EU.

22 Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

23 The gross performance returns are for the Class 1 shares for the Portfolios.

134	Sanford C. Bernstein Fund, Inc.

The Following Is Not Part of the Shareholder Report or

the Financial Statements (continued)

Set forth below are the 1, 3 year and since inception net performance returns of the Portfolios (in bold)24 versus their benchmarks.25 As previously indicated, the Portfolios are not designed to be used as stand-alone investments and are used only in conjunction with globally diversified Private Client portfolios. Accordingly, the benchmark performance comparisons for the Portfolios are shown only for information purposes and are not meant to indicate how successful the Portfolios are in meeting their investment objectives.26

	PERIODS ENDING JULY 31, 2013 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	SINCE INCEPTION (%)
Tax-Aware Overlay A Portfolio	18.95	7.35	7.52
S&P 500 Stock Index	25.00	17.74	16.77
Inception Date: February 8, 2010

Overlay A Portfolio	16.61	7.81	8.22
S&P 500 Stock Index	25.00	17.74	16.77
Inception Date: February 8, 2010

Tax-Aware Overlay B Portfolio	5.76	4.90	5.37
Barclays Capital 5 Year GO Municipal Bond Index	-0.16	2.64	3.11
Inception Date: February 8, 2010

Overlay B Portfolio	5.28	5.00	5.81
Barclays Capital Global Aggregate Bond Index	0.74	3.33	3.93
Inception Date: February 8, 2010

Tax-Aware Overlay C Portfolio	5.26	4.72	5.24
Barclays Capital 5 Year GO Municipal Bond Index	-0.16	2.64	3.11
Inception Date: February 8, 2010

Tax-Aware Overlay N Portfolio	5.38	4.55	5.10
Barclays Capital 5 Year GO Municipal Bond Index	-0.16	2.64	3.11
Inception Date: February 8, 2010

24 The performance returns shown in the table for the Class 1 shares for the Portfolios were provided by the Adviser.

25 The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2013.

26 Providing a comparison of each individual Portfolio’s performance against a broad-based securities market index is consistent with the SEC requirement that each registered investment company specify such a benchmark.

2013 Annual Report	135

As indicated previously, the Portfolios were not designed as stand-alone portfolios, in contrast to the Portfolios’ Lipper peers. The Portfolios are used in conjunction with globally diversified Private Client portfolios. The table below shows the impact of the Portfolios, herein referred to as “DAA,” as of July 31, 2013 on a Tax-Aware account and on a Non-Taxable account:27

TAX-AWARE PORTFOLIO	1 YEAR PERIOD ENDING 7/31/13 % RETURN	1 YEAR PERIOD ENDING 7/31/13 % VOLATILITY	INCEPTION- 7/31/2013 % RETURN	INCEPTION- 7/31/2013 % VOLATILITY
30/70 Investor
Fully Diversified—With DAA	6.06	3.88	5.28	5.30
Fully Diversified—Traditional Portfolio	6.12	3.71	5.21	5.64
Impact of DAA	-0.06	0.17	0.07	-0.34

Fully Diversified—Benchmark[28]	6.31	3.37	6.81	4.76

60/40 Investor
Fully Diversified—With DAA	13.48	6.51	7.12	10.25
Fully Diversified—Traditional Portfolio	13.53	6.29	7.27	11.32
Impact of DAA	-0.05	0.22	-0.15	-1.07

Fully Diversified—Benchmark[29]	12.85	5.70	9.89	9.54

80/20 Investor
Fully Diversified—With DAA	17.87	8.00	8.00	13.54
Fully Diversified—Traditional Portfolio	17.94	7.77	8.29	15.11
Impact of DAA	-0.07	0.23	-0.29	-1.57

Fully Diversified—Benchmark[30]	16.68	7.05	11.66	12.74

27 Information with respect to DAA’s impact on a Tax-Aware account and a Non-Taxable account was provided by the Adviser.

28 Inception through 9/30/12: 21% S&P 500, 7.5% MSCI EAFE, 1.5% MSCI Emerging Markets, 70% Barclays 1-10 Year Munis; 9/30/12 to Present: 20.37% S&P 500, 7.275% MSCI EAFE, 1.455% MSCI Emerging Markets, 67.90% Barclays 1-10 Year Munis, 3% HFRI FOF Composite Index.

29 Inception through 9/30/12: 42% S&P 500, 15% MSCI EAFE, 3% MSCI Emerging Markets, 40% Barclays 1-10 Year Munis; 9/30/12 to Present: 36.204% S&P 500, 12.93% MSCI EAFE, 2.586% MSCI Emerging Markets, 34.48% Barclays 1-10 Year Munis, 13.8% HFRI FOF Composite Index.

30 Inception through 9/30/12: 56% S&P 500, 20% MSCI EAFE, 4% MSCI Emerging Markets, 20% Barclays 1-10 Year Munis; 9/30/12 to Present: 44.24% S&P 500, 15.8% MSCI EAFE, 3.16% MSCI Emerging Markets, 15.8% Barclays 1-10 Year Munis, 21% HFRI FOF Composite Index.

136	Sanford C. Bernstein Fund, Inc.

The Following Is Not Part of the Shareholder Report or

the Financial Statements (continued)

NON-TAXABLE PORTFOLIO	1 YEAR PERIOD ENDING 7/31/13 % RETURN	1 YEAR PERIOD ENDING 7/31/13 % VOLATILITY	INCEPTION- 7/31/2013 % RETURN	INCEPTION- 7/31/2013 % VOLATILITY
30/70 Investor
Fully Diversified—With DAA	5.39	3.68	6.41	4.92
Fully Diversified—Traditional Portfolio	5.36	3.58	6.64	5.38
Impact of DAA	0.03	0.10	-0.23	-0.46

Fully Diversified—Benchmark[31]	4.73	3.26	7.39	4.48

60/40 Investor
Fully Diversified—With DAA	11.96	6.16	8.08	9.89
Fully Diversified—Traditional Portfolio	11.94	5.91	8.37	11.25
Impact of DAA	0.02	0.25	-0.29	-1.36

Fully Diversified—Benchmark[32]	10.81	5.31	10.38	9.33

80/20 Investor
Fully Diversified—With DAA	15.83	7.67	8.88	13.33
Fully Diversified—Traditional Portfolio	15.86	7.39	9.18	15.33
Impact of DAA	-0.03	0.28	-0.30	-2.00

Fully Diversified—Benchmark[33]	14.38	6.64	12.07	12.77
CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 8, 2013

31 Inception through 7/31/11: 20% S&P 500, 7.1% MSCI EAFE, 1.4% MSCI Emerging Markets, 3% FTSE/EPRA NAREIT Developed Real Estate Index, 68.5% Barclays US Aggregate; 7/31/11 to 9/30/12: 18.9% S&P 500, 6.8% MSCI EAFE, 1.3% MSCI Emerging Markets, 3% FTSE/EPRA NAREIT Developed Real Estate Index, 70% Barclays US Aggregate; 9/30/12 to 12/31/12: 18.33% S&P 500, 6.55 MSCI EAFE, 1.31% MSCI Emerging Markets, 2.91% FTSE/EPRA NAREIT Developed Real Estate Index, 67.9% Barclays US Aggregate, 3% HFRI FOF Composite Index; 12/31/12 to Present: 18.33% S&P 500, 6.55 MSCI EAFE, 1.31% MSCI Emerging Markets, 2.91% Custom Real Asset Strategy Index, 67.9% Barclays US Aggregate, 3% HFRI FOF Composite Index.

32 Inception through 7/31/11: 39.1% S&P 500, 13.9% MSCI EAFE, 2.8% MSCI Emerging Markets, 8.4% FTSE/EPRA NAREIT Developed Real Estate Index, 35.8% Barclays US Aggregate; 7/31/11 to 9/30/12: 36.1% S&P 500, 12.9% MSCI EAFE, 2.6% MSCI Emerging Markets, 8.4% FTSE/EPRA NAREIT Developed Real Estate Index, 40% Barclays US Aggregate; 9/30/12 to 12/31/12: 31.135% S&P 500, 11.12 MSCI EAFE, 2.224% MSCI Emerging Markets, 7.241% FTSE/EPRA NAREIT Developed Real Estate Index, 34.48% Barclays US Aggregate, 13.8% HFRI FOF Composite Index; 12/31/12 to Present: 31.135% S&P 500, 11.12 MSCI EAFE, 2.224% MSCI Emerging Markets, 7.241% Custom Real Asset Strategy Index, 34.48% Barclays US Aggregate, 13.8% HFRI FOF Composite Index.

33 Inception through 7/31/11: 51.8% S&P 500, 18.5% MSCI EAFE, 3.7% MSCI Emerging Markets, 12% FTSE/EPRA NAREIT Developed Real Estate Index, 14% Barclays US Aggregate; 8/1/11 to 9/30/12: 47.6% S&P 500, 17% MSCI EAFE, 3.4% MSCI Emerging Markets, 12% FTSE/EPRA NAREIT Developed Real Estate Index, 20% Barclays US Aggregate; 9/30/12 to 12/31/12: 37.604% S&P 500, 13.43% MSCI EAFE, 2.686% MSCI Emerging Markets, 9.48% FTSE/EPRA NAREIT Developed Real Estate Index, 15.8% Barclays US Aggregate, 21% HFRI FOF Composite Index; 12/31/12 to Present: 37.604% S&P 500, 13.43% MSCI EAFE, 2.686% MSCI Emerging Markets, 9.48% Custom Real Asset Strategy Index, 15.8% Barclays US Aggregate, 21% HFRI FOF Composite Index.

2013 Annual Report	137

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCB11–1947–0913

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Donald K. Peterson, Thomas B. Stiles and Rosalie J. Wolf qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Pricewaterhouse Coopers LLP , for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees*

U.S. Govt Short Duration Portfolio	2012	$2,079	$81	$1,898
	2013	$2,044	$80	$1,776

Short Duration Plus Portfolio	2012	$17,832	$384	$5,104
	2013	$18,220	$400	$5,106

Intermediate Duration Portfolio	2012	$89,866	$3,496	$38,170
	2013	$90,241	$3,512	$39,334

Short Duration NY Muni Portfolio	2012	$2,467	$96	1,612
	2013	$2,491	$97	1,580

Short Duration CA Muni Portfolio	2012	$1,938	$75	$1,334
	2013	$1,868	$73	$1,299

Short Duration Diversified Muni Portfolio	2012	$7,429	$289	$3,741
	2013	$7,378	$287	$3,587

New York Muni Portfolio	2012	$34,076	$1,085	$12,005
	2013	$34,231	$1,092	$11,929

California Muni Portfolio	2012	$24,751	$722	$8,211
	2013	$24,755	$723	$8,092

Diversified Muni Portfolio	2012	$93,197	$3,385	$36,454
	2013	$93,875	$3,413	$36,084

Tax-Managed International Portfolio	2012	$72,872	$2,557	$90,018
	2013	$71,734	$2,514	$59,561

International Portfolio	2012	$35,554	$1,105	$62,989
	2013	$34,960	$1,082	$27,018

Emerging Markets Portfolio	2012	$23,097	$899	$17,143
	2013	$23,203	$903	$13,102

Overlay A	2012	$55,000	$1,925	$53,631
	2013	$55,000	$1,925	$49,390

Tax-Aware Overlay A	2012	$45,000	$1,575	$48,866
	2013	$45,000	$1,575	$49,390

Overlay B	2012	$55,000	$1,925	$51,541
	2013	$55,000	$1,925	$49,390

Tax-Aware Overlay B	2012	$45,000	$1,575	$41,491
	2013	$45,000	$1,575	$42,411

Tax-Aware Overlay C	2012	$45,000	$1,575	$41,491
	2013	$45,000	$1,575	$42,411

Tax-Aware Overlay N	2012	$45,000	$1,575	$41,491
	2013	$45,000	$1,575	$42,411

*	Paid to Ernst & Young LLP.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)

U.S. Govt Short Duration	2012	$7,223,913	$1,979
			$(81)
			$(1,898)
	2013	$8,603,341	$1,855
			$(80)
			$(1,776)

Short Duration Plus Portfolio	2012	$7,291,630	$69,696
			$(64,592)
			$(5,104)
	2013	$8,606,991	$5,506
			$(400)
			$(5,106)

Intermediate Duration Plus	2012	$7,263,601	$41,666
			$(3,496)
			$(38,170)
	2013	$8,644,332	$42,846
			$(3,512)
			$(39,334)

Short Duration NY Portfolio	2012	$7,223,642	$1,708
			(96)
			(1,612)
	2013	$8,603,162	$1,677
			(97)
			(1,580)

Short Duration CA Portfolio	2012	$7,223,343	$1,409
			$(75)
			$(1,334)
	2013	$8,602,858	$1,372
			$(73)
			$(1,299)

Short Duration Diversified Muni Portfolio	2012	$7,225,964	$4,030
			$(289)
			$(3,741)
	2013	$8,605,359	$3,874
			$(287)
			$(3,587)

New York Muni Portfolio	2012	$7,299,232	$77,298
			(65,293)
			(12,005)
	2013	$8,614,506	$13,021
			(1,092)
			(11,929)

California Muni Portfolio	2012	$7,295,075	$73,141
			$(64,930)
			$(8,211)
	2013	$8,610,300	$8,815
			$(723)
			$(8,092)

Diversified Muni Portfolio	2012	$7,325,981	$104,047
			$(67,593)
			$(36,454)
	2013	$8,640,983	$39,497
			$(3,413)
			$(36,084)

Tax-Managed International Portfolio	2012	$7,378,717	$156,783
			$(66,765)
			$(90,018)
	2013	$8,662,493	$61,007
			$(1,446)
			$(59,561)

International Portfolio	2012	$7,350,236	$128,302
			$(65,313)
			$(62,989)
	2013	$8,629,950	$28,464
			$(1,446)
			$(27,018)

Emerging Markets Portfolio	2012	$7,239,976	$18,042
			$(899)
			$(17,143)
	2013	$8,615,490	$14,005
			$(903)
			$(13,102)

Overlay A	2012	$7,277,490	$55,556
			$(1,925)
			$(53,631)
	2013	$8,652,801	$51,315
			$(1,925)
			$(49,390)

Tax-Aware Overlay A	2012	$7,272,375	$50,441
			$(1,575)
			$(48,866)
	2013	$8,652,451	$50,965
			$(1,575)
			$(49,390)

Overlay B	2012	$7,275,400	$53,466
			$(1,925)
			$(51,541)
	2013	$8,601,486	$51,315
			$(1,925)
			$(49,390)

Tax-Aware Overlay B	2012	$7,265,000	$43,066
			$(1,575)
			$(41,491)
	2013	$8,601,486	$43,986
			$(1,575)
			$(42,411)

Tax-Aware Overlay C	2012	$7,265,000	$43,066
			$(1,575)
			$(41,491)
	2013	$8,601,486	$43,986
			$(1,575)
			$(42,411)

Tax-Aware Overlay N	2012	$7,265,000	$43,066
			$(1,575)
			$(41,491)
	2013	$8,601,486	$43,986
			$(1,575)
			$(42,411)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund, Inc.

By:	/s/ Dianne Lob
Dianne Lob
President

Date:	November 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Dianne Lob
Dianne Lob
President

Date:	November 22, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 22, 2013